    As filed with the Securities and Exchange Commission on May 1, 2009


                                            Securities Act File No. 333-48456
                                    Investment Company Act File No. 811-10183

    -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

                        Pre-Effective Amendment No.

                        Post-Effective Amendment No.   32             X


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                    X

                                Amendment No. 34

                           MET INVESTORS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                        ------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

          Registrant's Telephone Number, Including Area Code: (800) 848-3854


                               Elizabeth M. Forget
                          -------------------------
                                    President
                           Met Investors Series Trust
               5 Park Plaza, Suite 1900, Irvine, California 92614
         --------------------------------------------------------------------
                     (Name and Address of Agent for Service)
                      ---------------------------------------

                                   Copies to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                     1666 K St., N.W. Washington, D.C. 20006
                  ------------------------------------------------------

            It is proposed that this filing will become effective:
 X          immediately upon filing pursuant to paragraph (b)
__          on ____________ pursuant to paragraph (b)
__          60 days after filing pursuant to paragraph (a)(1)
__          on ____________ pursuant to paragraph (a)(1)
__          75 days after filing pursuant to paragraph (a)(2)
__          on _____ pursuant to paragraph (a)(2) of Rule 485
__          This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


-----------------------------------------

The Registrant has previously filed a declaration of indefinite registration of shares of beneficial interest of its Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio (currently known as RCM Technology Portfolio), Oppenheimer Capital Appreciation Portfolio, MFS Mid-Cap Growth Portfolio (currently known as T. Rowe Price Mid-Cap Growth Portfolio), MFS Research International Portfolio, Janus Aggressive Growth Portfolio (currently known as Legg Mason Partners Aggressive Growth Portfolio), Met/AIM Small-Cap Growth Portfolio, State Street Concentrated International Portfolio (currently known as Harris Oakmark International Portfolio), Third Avenue Small-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, Met/American Growth Portfolio (currently known as American Funds Growth Portfolio), Met/American International Portfolio (currently known as American Funds International Portfolio), Met/American Growth-Income Portfolio (currently known as American Funds Growth-Income Portfolio), Met/American Bond Portfolio (currently known as American Funds Bond Portfolio), Neuberger Berman Real Estate Portfolio (currently known as Clarion Global Real Estate Portfolio), Turner Mid-Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio, Van Kampen Comstock Portfolio, Lord Abbett Growth Opportunities Portfolio (currently known as Van Kampen Mid-Cap Growth Portfolio), Cyclical Growth and Income ETF Portfolio (currently known as SSgA Growth and Income ETF Portfolio), Cyclical Growth ETF Portfolio (currently known as SSgA Growth ETF Portfolio), Legg Mason Value Equity Portfolio, Met/AIM Capital Appreciation Portfolio, Batterymarch Growth and Income Portfolio, Federated High Yield Portfolio (currently known as BlackRock High Yield Portfolio), Loomis Sayles Global Markets Portfolio, Princeton Large-Cap Core Portfolio (currently known as BlackRock Large-Cap Core Portfolio), MFS Emerging Markets Equity Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Pioneer Strategic Income Portfolio, Dreman Small-Cap Value Portfolio, Janus Capital Appreciation Portfolio (currently known as Janus Forty Portfolio), Legg Mason Partners Managed Assets Portfolio, Rainier Large Cap Equity Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, American Funds Global Small Capitalization Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio and Met/Templeton International Bond Portfolio.

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio
                 American Funds Balanced Allocation Portfolio
                         American Funds Bond Portfolio
                        American Funds Growth Portfolio
                  American Funds Growth Allocation Portfolio

                    American Funds International Portfolio

                 American Funds Moderate Allocation Portfolio

                        BlackRock High Yield Portfolio

                      BlackRock Large Cap Core Portfolio
                     Clarion Global Real Estate Portfolio


                       Dreman Small Cap Value Portfolio
                         Met/Franklin Income Portfolio
                     Met/Franklin Mutual Shares Portfolio
              Met/Franklin Templeton Founding Strategy Portfolio

                     Goldman Sachs Mid Cap Value Portfolio

                    Harris Oakmark International Portfolio
                             Janus Forty Portfolio
                           Lazard Mid Cap Portfolio
                Legg Mason Partners Aggressive Growth Portfolio
                       Legg Mason Value Equity Portfolio
                    Loomis Sayles Global Markets Portfolio
                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio
                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio
                    MFS(R) Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio
                           RCM Technology Portfolio

                      Rainier Large Cap Equity Portfolio

                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)
                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)
                    T. Rowe Price Mid Cap Growth Portfolio
                        Met/Templeton Growth Portfolio

                  Met/Templeton International Bond Portfolio
                    Third Avenue Small Cap Value Portfolio
                        Turner Mid Cap Growth Portfolio
                         Van Kampen Comstock Portfolio
                      Van Kampen Mid Cap Growth Portfolio


                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__


                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the


    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                   PAGE

     INTRODUCTION                                                   3
         Understanding the Trust                                    3
         Understanding the Portfolios                               3
         Understanding the Allocation Portfolios                    4
         Understanding the ETF Portfolios                           6
         Understanding the Feeder Portfolios                        9

     THE PORTFOLIOS                                                 12

      INVESTMENT SUMMARY                                            12
         Met/AIM Small Cap Growth Portfolio                         14
         American Funds Balanced Allocation Portfolio               18
         American Funds Bond Portfolio                              22
         American Funds Growth Portfolio                            24
         American Funds Growth Allocation Portfolio                 26
         American Funds International Portfolio                     30
         American Funds Moderate Allocation Portfolio               32
         BlackRock High Yield Portfolio                             36
         BlackRock Large Cap Core Portfolio                         42
         Clarion Global Real Estate Portfolio                       46
         Dreman Small Cap Value Portfolio                           50
         Met/Franklin Income Portfolio                              53
         Met/Franklin Mutual Shares Portfolio                       57
         Met/Franklin Templeton Founding Strategy Portfolio         61
         Goldman Sachs Mid Cap Value Portfolio                      66
         Harris Oakmark International Portfolio                     69
         Janus Forty Portfolio                                      73
         Lazard Mid Cap Portfolio                                   76
         Legg Mason Partners Aggressive Growth Portfolio            79
         Legg Mason Value Equity Portfolio                          82
         Loomis Sayles Global Markets Portfolio                     85
         Lord Abbett Bond Debenture Portfolio                       91
         Lord Abbett Growth and Income Portfolio                    96
         Lord Abbett Mid Cap Value Portfolio                        99
         MFS(R) Emerging Markets Equity Portfolio                  102
         MFS(R) Research International Portfolio                   106
         Oppenheimer Capital Appreciation Portfolio                109
         PIMCO Inflation Protected Bond Portfolio                  112
         PIMCO Total Return Portfolio                              117
         Pioneer Fund Portfolio                                    122
         Pioneer Strategic Income Portfolio                        125
         RCM Technology Portfolio                                  130
         Rainier Large Cap Equity Portfolio                        135
         SSgA Growth ETF Portfolio                                 138
         SSgA Growth and Income ETF Portfolio                      144
         T. Rowe Price Mid Cap Growth Portfolio                    150
         Met/Templeton Growth Portfolio                            153
         Met/Templeton International Bond Portfolio                156
         Third Avenue Small Cap Value Portfolio                    160
         Turner Mid Cap Growth Portfolio                           163
         Van Kampen Comstock Portfolio                             166
         Van Kampen Mid Cap Growth Portfolio                       170

      PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS                 174
      MANAGEMENT                                                   178
         The Manager                                               178
         The Advisers                                              184
         The Master Funds' Investment Adviser                      205
         Distribution Plans                                        212

     YOUR INVESTMENT                                               212
         Shareholder Information                                   212
         Dividends, Distributions and Taxes                        213
         Sales and Purchases of Shares                             215

     FINANCIAL HIGHLIGHTS                                          219

     APPENDIX A                                                    A-1

     FOR MORE INFORMATION                                       Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only forty-two of which are offered through this Prospectus (the "Portfolios"). Each of the forty-two Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio (and its corresponding Master Fund, in the case of the Feeder Portfolios), including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS


Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
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Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------


There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small-cap, mid-cap equity and international securities).



                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.


The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.


UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.


SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.


SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be


1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.

   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.





 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.



                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------



The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.


The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.


UNDERSTANDING THE FEEDER PORTFOLIOS

  MASTER-FEEDER STRUCTURE


Each of the American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the "Feeder Portfolios") operates as a "feeder fund" which means that the Feeder Portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each Feeder Portfolio has essentially the same investment objective and limitations as its master fund. Each master fund is a fund of American Funds Insurance Series ("American Funds") (each a "Master Fund"). Each Master Fund has other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. Each Feeder Portfolio will purchase Class 1 shares of its corresponding Master Fund as set forth below.



TRUST PORTFOLIO                         AMERICAN FUNDS MASTER FUND
American Funds Bond Portfolio              Bond Fund
-------------------------------------------------------------------
American Funds Growth Portfolio            Growth Fund
-------------------------------------------------------------------
American Funds International Portfolio     International Fund
-------------------------------------------------------------------


THE PROSPECTUS FOR THE AMERICAN FUNDS MASTER FUNDS IS DELIVERED TOGETHER WITH THIS PROSPECTUS. The statement of additional information of the American Funds Master Funds is available upon request as described on the back cover.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  In addition to the Allocation Portfolios and ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.


  In managing the Met/Franklin Templeton Founding Strategy Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER OR A MASTER FUND'S INVESTMENT ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO OR MASTER FUND MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. A FEEDER PORTFOLIO WILL REDEEM SHARES OF ITS CORRESPONDING MASTER FUND WHEN THE FEEDER PORTFOLIO MUST MEET REDEMPTIONS.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


Each Feeder Portfolio has a stated investment objective which is the same as the objective of the corresponding Master Fund in which it invests. Each Master Fund pursues this investment objective through separate investment strategies or policies. There can be no assurance that the Feeder Portfolio or its Master Fund will achieve its investment objective.


In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying
ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios, Underlying ETFs or Master Funds.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager. A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio (other than a Feeder Portfolio) could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


  .  Credit risk

  .  Interest rate risk


The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 192

..  For financial highlights see page 219



the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  02         03          04          05         06        07          08
------     ------       -----      ------     ------     ------     ------
-27.50%    38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%

High Quarter:   2nd - 2003      +20.75%
Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.



---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few in-dustries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 178

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 222


and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

 PORTFOLIO MANAGEMENT OF THE BOND FUND:


..  Capital Research and Management Company see page 205

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 224


                         AMERICAN FUNDS BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize current income and preserve capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests all of its assets in the Class 1 shares of the Bond Fund, a fund of American Funds (the "Bond Fund"). Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities. The Bond Fund will invest at least 65% of its assets in investment grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in high yield debt securities (commonly called "junk bonds") rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard & Poor's Ratings Services or that are unrated but determined to be of equivalent quality. The Bond Fund may invest in debt securities of issuers domiciled outside the United States without limit, however, only up to 20% of Bond Fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. The Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Bond Fund, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the Bond Fund's performance, see page 206.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Bond Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.50%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Bond Fund)/*/                         0.40%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.45%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.40%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  1.05%
--------------------------------------------------------------------------------------



         * As an investor in the Bond Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Bond Fund, including the management fee. The Bond Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Bond Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class C
-----------------
1 Year    $  108
-----------------
3 Years   $  422
-----------------
5 Years   $  759
-----------------
10 Years  $1,710
-----------------

 PORTFOLIO MANAGEMENT OF THE GROWTH FUND:


..  Capital Research and Management Company see page 205

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 225


                        AMERICAN FUNDS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests all of its assets in Class 1 shares of the Growth Fund, a fund of American Funds (the "Growth Fund"). The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Growth Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Growth Fund, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the Growth Fund's performance, see page 208.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Growth Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.37%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Growth Fund)/*/                       0.33%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.25%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.27%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  0.98%
--------------------------------------------------------------------------------------



         * As an investor in the Growth Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Growth Fund, including the management fee. The Growth Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Growth Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class C
------------------
1 Year    $    100
------------------
3 Years   $    372
------------------
5 Years   $    664
------------------
10 Years  $  1,494
------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 178

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 226


reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

 PORTFOLIO MANAGEMENT OF THE INTERNATIONAL FUND:


..  Capital Research and Management Company see page 205

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 228


                    AMERICAN FUNDS INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests all of its assets in the Class 1 shares of International Fund, a fund of American Funds (the "International Fund"). The International Fund invests primarily in common stocks of companies located outside the United States.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks of the International Fund, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the International Fund's performance, see page 210.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the

International Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.31%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (International Fund)*                  0.52%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.38%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.21%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  1.17%
--------------------------------------------------------------------------------------



         * As an investor in the International Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the International Fund, including the management fee. The International Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the International Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class C
-----------------
1 Year    $  120
-----------------
3 Years   $  419
-----------------
5 Years   $  740
-----------------
10 Years  $1,648
-----------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 178

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 229


and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.


The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.


The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.


The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not

 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 185

..  For financial highlights see page 231


include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --

For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 185.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.


The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by

 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 184

..  For financial highlights see page 233


another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.



                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs




 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 191

.. For financial highlights see page 236 worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 191.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.


The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).


The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.





 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, L.L.C. see page 187

..  For financial highlights see page 239

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk


If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.


In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 187.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.







 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 187

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 241

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------



         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 189.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.





 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 189

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 243

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.



IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.


A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 178

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 245



PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------



         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                     GOLDMAN SACHS MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index ("Midcap Value Index") at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Midcap Value Index as of February 29, 2008 was between $462 million and $49.6 billion. These values will vary on a daily basis. Through intensive fundamental research, the Portfolio's Adviser seeks to identify quality businesses selling at compelling valuations.


Although the Portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Portfolio may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase they are rated at least B by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   05        06      07        08
 ------    -----   ------    ------
 12.54%    15.69%   3.10%    -36.07%

 High Quarter:  4th - 2006     +8.43%
 Low Quarter:   4th - 2008    -23.44%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell Midcap Value Index, which measures the performance of mid-cap companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
                            1 Year  Inception   Date
--------------------------- ------  --------- ---------
Class A                     -35.92%   1.02%    5/1/04
Class B                     -36.07%   0.78%    5/1/04
Russell Midcap Value Index  -38.44%   0.16%



 PORTFOLIO MANAGEMENT:


..  Goldman Sachs Asset Management, L.P. see page 191

..  For financial highlights see page 247

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.72%   0.72%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.01%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     77 $    104
---------------------------
3 Years   $    241 $    323
---------------------------
5 Years   $    418 $    560
---------------------------
10 Years  $    933 $  1,241
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 191

..  For financial highlights see page 249

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.


The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk


  .  Market capitalization risk

  .  Investment style risk


  .  Interest rate risk

  .  Credit risk


  .  High yield debt security risk


  .  Foreign investment risk



In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 193

..  For financial highlights see page 252


effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.



       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.






 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 193

..  For financial highlights see page 255

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations


The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk


  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 186

..  For financial highlights see page 258



Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.



                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 186.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%







 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 194

..  For financial highlights see page 261

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.




FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------




EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.


  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.


In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


  .  High yield debt security risk


  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:


..  Loomis, Sayles & Company, L.P. see page 194

..  For financial highlights see page 264




The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup

WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%



For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 194.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities



The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 195

..  For financial highlights see page 266



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The
Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01     02      03      04      05     06      07      08
------  ------  ------  ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95% 31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.



         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 195

..  For financial highlights see page 269

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:


To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 195

..  For financial highlights see page 271



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.



             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.


The Portfolio may invest in companies of any size.


The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.


The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted







 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 196

.. For financial highlights see page 273 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 196.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.


The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.


In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.


A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.


Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock





 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 196

.. For financial highlights see page 275 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.



       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.


In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 199

..  For financial highlights see page 278



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.



      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.



The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market




 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 199

.. For financial highlights see page 281 index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 199

..  For financial highlights see page 284



Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.


The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk


  .  Foreign investment risk


  .  Credit risk


  .  Interest rate risk


  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%



 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 200

..  For financial highlights see page 287

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.


The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.


Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 200

..  For financial highlights see page 287




The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).


The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.


           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.


The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.


The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk



  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 200

..  For financial highlights see page 290




To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.



                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.



        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                      RAINIER LARGE CAP EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


In pursuing its goals, the Portfolio invests primarily (at least 80% of its assets) in the common stock of large-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The Adviser considers large-capitalization companies to be those with market capitalizations of at least $3 billion at the time of investment. The Portfolio may invest in common stock of companies of all sizes, including small-capitalization companies. Investments in companies with market capitalization below $3 billion will normally comprise 20% or less of the Portfolio. The Portfolio will normally be invested in approximately 75 to 150 securities. The Portfolio may invest up to 25% of its assets in foreign securities. Currently the Adviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.

The Adviser refers to its stock selection philosophy as Growth at a Reasonable Price ("GARP"). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Adviser compares the Portfolio's economic sector weightings to a broad index, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that Index.


PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:


The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO'S ADVISER:


..  Rainier Investment Management, Inc. see page 201

..  For financial highlights see page 293




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 08
-------
-41.80%

High Quarter: 2nd-2008   +0.59%
Low Quarter:  4th-2008  -24.41%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Index and the Russell 1000 Growth Index. The Russell 1000 Index is a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -41.70%  -36.91%   11/1/07
Class B                    -41.80%  -37.02%   11/1/07
Russell 1000 Index         -37.60%  -36.05%
Russell 1000 Growth Index  -38.44%  -36.31%



For information on Rainier Investment Management, Inc.'s prior performance with a comparable fund, see page 201.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.70%   0.95%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     72 $     97
---------------------------
3 Years   $    225 $    304
---------------------------
5 Years   $    391 $    528
---------------------------
10 Years  $    873 $  1,171
---------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.


The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.




Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.


Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.


The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk


  .  Credit risk


  .  Interest rate risk

  .  High yield debt security risk


  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.



 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.


If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.


The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.


Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.


In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.


The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:


..  SSgA Funds Management, Inc. see page 202

..  For financial highlights see page 295

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------



         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.


Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:


To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.


The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.




Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.


Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.


The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk


  .  Credit risk


  .  Interest rate risk


  .  Foreign investment risk

  .  High yield debt security risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.


If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.


The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.


Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.


In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.


The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




 PORTFOLIO MANAGEMENT:


..  SSgA Funds Management, Inc. see page 202

..  For financial highlights see page 298

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------



         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.


Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.




 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 203

..  For financial highlights see page 301

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------



        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.


In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 203

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 304


these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 203.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------



         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

                  MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Current income with capital appreciation and growth of income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. In addition, the Portfolio's assets will be invested in issuers located in at least three different countries (including the U.S.). The Portfolio's investments in U.S. issuers will not exceed 20% of its net assets.

Although the Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's, Ratings Services and Moody's Investors Service, Inc. are considered investment grade. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds." The Portfolio may invest a significant portion (generally about 25-50%) of its total assets in emerging markets.

The Adviser employs a fundamental, research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rates and currency trends. The Adviser selects investments in countries based upon its assessment of changing market, political and economic conditions, seeking to identify imbalances leading to value in developed and emerging countries, and precisely isolating interest rate, currency, and sovereign credit exposures. The Adviser believes that an active management approach, based on top-down, in-depth research of macroeconomic factors, combined with bottom-up fundamental valuations and portfolio construction, can provide investors the best potential for superior risk-adjusted returns.

For purposes of pursuing its investment objective, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. Currency forwards, futures contracts and swaps could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio or sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as swap agreements which may include interest rate, index, total return, currency and credit default swaps.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 187




To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio's investments in foreign derivative transactions may result in net short currency exposures. The successful use of foreign derivative transactions will usually depend on the Adviser's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 187.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2009 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.60%   0.60%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.25%   0.25%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.85%   1.10%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



         Class A  Class B
--------------------------
1 Year   $     87 $    113
--------------------------
3 Years  $    272 $    352
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%




 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 204

..  For financial highlights see page 306

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                        TURNER MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that the Portfolio's Adviser believes have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

The Adviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Turner Investment Partners, Inc. see page 204

..  For financial highlights see page 308



The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                   05        06       07       08
                 ------    ------   ------   ------
                 11.36%     6.07%   24.15%  -48.30%

          High Quarter:   1st - 2006      +11.75%
          Low Quarter:    4th - 2008      -28.63%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
                            1 Year  Inception   Date
--------------------------- ------  --------- ---------
Class A                     -48.14%   -3.17%   5/1/04
Class B                     -48.30%   -3.40%   5/1/04
RussellMidcap Growth Index  -44.32%   -2.89%*
* Index performance is from 5/1/04.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.77%   0.77%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.82%   1.07%
----------------------------------------------------------


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     84 $    110
---------------------------
3 Years   $    263 $    342
---------------------------
5 Years   $    457 $    593
---------------------------
10 Years  $  1,017 $  1,311
---------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 197

..  For financial highlights see page 310



The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.



     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%




FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 171, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 197

..  For financial highlights see page 312


indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.



                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.



For information on Van Kampen's prior performance with comparable funds, see page 198.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.


The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios, Underlying ETFs or Master Fund in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios, Underlying ETFs or Master Fund in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please refer to the Master Funds' prospectus and statement of additional information for a further discussion of the risks that may apply to the Master Funds. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio, Underlying ETF or Master Fund, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO, EACH ETF PORTFOLIO, EACH FEEDER PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS, UNDERLYING ETFS OR MASTER FUND, AS THE CASE MAY BE.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.


Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.


INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.


CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK


Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.


The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio, the Advisers or, in the case of the Feeder Portfolios, each Master Fund's assets by its investment adviser.

Each Feeder Portfolio and its corresponding Master Fund expect to maintain consistent investment objectives, but if the Master Fund does not, a Feeder Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. In addition, the Manager or the Trust's Board of Trustees may withdraw a Feeder Portfolio from the Master Fund if the Master Fund's investment policies significantly change or if, over a full market cycle, the Master Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust's Board of Trustees would then consider whether a Feeder Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager also selects the Master Funds in which the Feeder Portfolios will invest and monitors each Master Fund's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.


With respect to each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. Each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel
A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.


  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.


The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

The Manager receives no compensation for its services to the Feeder Portfolios. In the event that a Feeder Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Feeder Portfolio as follows:


PORTFOLIO                               MANAGEMENT FEE
American Funds Bond Portfolio               0.55%
-------------------------------------------------------
American Funds Growth Portfolio             0.75%
-------------------------------------------------------
American Funds International Portfolio      0.90%
-------------------------------------------------------

As compensation for its services to the Portfolios other than the Feeder Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:


PORTFOLIO                                           MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                  0.88% of first $500 million of such assets plus
                                                    0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Portfolio        0.10%
---------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation Portfolio          0.10%
---------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation Portfolio        0.10%
---------------------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio                      0.60%
---------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                  0.625% of first $250 million of such assets plus
                                                    0.60% of such assets over $250 million up to $500 million
                                                    plus 0.575% of such assets over $500 million up to $1
                                                    billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                    0.800% of first $100 million of such assets plus
                                                    0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                                    billion plus 0.725% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
---------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio               0.75% of first $200 million of such assets plus
                                                    0.70% of such assets over $200 million
---------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/2/           0.85% of first $100 million of such assets plus
                                                    0.80% of such assets over $100 million up to $1 billion
                                                    plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                               0.65% on first $1 billion of such assets plus
                                                    0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                            0.70% of first $500 million of such assets plus
                                                    0.675% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio     0.65% of first $500 million of such assets plus
                                                    0.60% of such assets over $500 million up to $1 billion
                                                    plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/3/                0.65% of first $200 million of such assets plus
                                                    0.63% of such assets over $200 million
---------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio              0.70% of first $500 million of such assets plus
                                                    0.65% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
Lord Abbett Bond Debenture Portfolio        0.60% of first $250 million of such assets plus
                                            0.55% of such assets over $250 million up to $500 million
                                            plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio     0.60% of first $600 million of such assets plus
                                            0.55% of such assets over $600 million up to $1.1 billion
                                            plus 0.50% of such assets over $1.1 billion up to $1.5
                                            billion plus 0.45% of such assets over $1.5 billion
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/4/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio          0.60% of first $500 million of such assets plus
                                            0.55% of such assets over $500 million up to $1 billion
                                            plus 0.53% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                    0.88% of first $500 million of such assets plus
                                            0.85% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity Portfolio          0.70% of first $150 million of such assets,
                                            plus 0.675% of such assets over $150 million up to $300
                                            million, plus 0.65% of such assets over $300 million up to
                                            $1 billion, plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/5/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/5/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/6/   0.75%
---------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
Met/Templeton Growth Portfolio/7/           0.70% of first $100 million of such assets plus
                                            0.68% of such assets over $100 million up to $250 million
                                            plus 0.67% of such assets over $250 million up to $500
                                            million plus 0.66% of such assets over $500 million up to
                                            $750 million plus 0.65% of such assets over $750 million
------------------------------------------------------------------------------------------------------
Met/Templeton International Bond Portfolio  0.60%
------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio      0.75% of first $1 billion of such assets plus
                                            0.70% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth Portfolio             0.80% of first $300 million of such assets plus
                                            0.70% of such assets over $300 million
------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio               0.65% of first $500 million of such assets plus
                                            0.60% of such assets over $500 million up to $1 billion
                                            plus 0.525% of such assets over $1 billion
------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------



1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.
2 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
3 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
4 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
5 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.
6 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:



                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

7 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio, each ETF Portfolio, each Feeder Portfolio and Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 American Funds Balanced Allocation Portfolio                  0.10%
 American Funds Bond Portfolio                                 0.10%
 American Funds Growth Portfolio                               0.10%
 American Funds Growth Allocation Portfolio                    0.10%
 American Funds International Portfolio                        0.10%
 American Funds Moderate Allocation Portfolio                  0.10%
 Dreman Small Cap Value Portfolio                              1.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 MFS(R) Emerging Markets Equity Portfolio                      1.30%
 Oppenheimer Capital Appreciation Portfolio                    0.75%
 Pioneer Fund Portfolio                                        1.00%
 RCM Technology Portfolio                                      1.10%
 Rainier Large Cap Equity Portfolio                            0.80%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%
 Met/Templeton International Bond Portfolio                    1.00%
 Van Kampen Mid Cap Growth Portfolio                           0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios, the Met/Franklin Templeton Founding Strategy Portfolio and the Feeder Portfolios, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC

Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%





CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%



DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.



FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income and Met/Templeton International Bond Portfolios of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

MET/FRANKLIN INCOME PORTFOLIO

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.


Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%

MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

  . MICHAEL HASENSTAB, PH.D., as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Dr. Hasenstab is Senior Vice President of Franklin Templeton Fixed Income Group. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton International Bond Portfolio and the Templeton Global Bond Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton International Bond Portfolio commenced operations in May 2009, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Templeton Global Bond Fund is presented. Management fees paid by the Templeton Global Bond Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Global Bond Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Global Bond Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Global Bond Fund and the Portfolio will vary.

The table below compares the Templeton Global Bond Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Citigroup World Government Bond Index ("Citigroup WGBI"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                           1 Year 5 Year 10 Year
------------------------------------------ ------ ------ -------
Templeton Global Bond Fund--Advisor Class   6.47%  8.51%  8.48%
Citigroup WGBI                             10.89%  6.05%  5.90%



FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:


  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND


The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%

GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("Goldman Sachs"), 32 Old Slip, New York, New York 10005, is the Adviser to the Goldman Sachs Mid Cap Value Portfolio of the Trust. Goldman Sachs, an affiliate of Goldman, Sachs & Co., has been a registered investment adviser since 1990 and as of December 31, 2008 managed, together with its investment advisory affiliates, approximately $739.4 billion.

  . The Portfolio is managed by a team of investment professionals. ANDREW BRAUN and SEAN GALLAGHER serve as Co-Chief Investment Officers. DOLORES BAMFORD, CFA, and SCOTT CARROLL, CFA, are Co-Lead Portfolio Managers to the Portfolio.

  . Mr. Braun is a Managing Director and Co-Chief Investment Officer--Value Equity. Mr. Braun joined Goldman Sachs in 1993.

  .  Mr. Gallagher is a Managing Director and Co-Chief Investment
     Officer--Value Equity. Mr. Gallagher joined Goldman Sachs in 2000.

  . Ms. Bamford, Co-Lead Portfolio Manager to the Portfolio, is a Managing Director and Portfolio Manager--Value Equity. Ms. Bamford joined Goldman Sachs in 2002.

  . Mr. Carroll, Co-Lead Portfolio Manager to the Portfolio, is a Vice President and Portfolio Manager--Value Equity. Mr. Carroll joined Goldman Sachs in 2002.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.



INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco

Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.



LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.


The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap
    and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.



  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.


  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.



LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.


  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.




LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.


The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.


The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%



LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.


PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to
November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.


The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.


  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.


  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.


PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.


RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.


  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.


RAINIER INVESTMENT MANAGEMENT, INC. ("Rainier"), 601 Union Street, Suite 2801, Seattle, Washington 98101, is the investment adviser for the Rainier Large Cap Equity Portfolio of the Trust. Rainier provides investment advisory services for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments and registered mutual funds. As of December 31, 2008, Rainier had aggregate assets under management of approximately $12.5 billion.

The Adviser uses a team approach to investment management. The individual members of the team are:

  . JAMES R. MARGARD, CFA (lead manager), Chief Investment Officer and Director of Equity Management, has been with Rainier since 1985 and has final authority relating to asset allocation, equity selection and portfolio weightings.

  . DANIEL M. BREWER, CFA, Senior Portfolio Manager, has been with Rainier since 2000.

  . MARK W. BROUGHTON, CFA, Senior Portfolio Manager, has been with Rainier since 2002.

  . STACIE L. COWELL, CFA, Senior Portfolio Manager, has been with Rainier since 2006. Prior to joining Rainier, Ms. Cowell was a senior vice president and lead portfolio manager at Invesco Funds Group from 1996 to 2004 and an analyst at Kennedy Capital Management in 2005.

  . MARK H. DAWSON, CFA, Senior Portfolio Manger, has been with Rainier since 1996.

  . ANDREA L. DURBIN, CFA, Senior Portfolio Manager, has been with Rainier since 2002.

  . PETER M. MUSSER, CFA, Senior Portfolio Manager, has been with Rainier since 1994.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Rainier Large Cap Equity Portfolio and the Large Cap Equity Portfolio, a retail mutual fund which is also advised by Rainier, have substantially similar investment objectives, policies and strategies. Since the Portfolio commenced operations in November 2007, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Rainier, performance information regarding the Large Cap Equity Portfolio is presented. Management fees paid by the Large Cap Equity Portfolio are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Large Cap Equity Portfolio, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Large Cap Equity Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Large Cap Equity Portfolio will vary.

The table below compares the Large Cap Equity Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Russell 1000 Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



              Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------------
                                                  1 Year  5 Year 10 Year
------------------------------------------------- ------  ------ -------
Large Cap Equity Portfolio--Institutional shares  -40.70% -0.96%  -0.04%
S&P 500 Index                                     -37.00% -2.19%  -1.38%
Russell 1000 Growth Index                         -38.44% -3.42%  -4.27%



SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.


  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.


  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.


Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.


PRIOR EXPERIENCE WITH COMPARABLE FUND


The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.


The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%



THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

TURNER INVESTMENT PARTNERS, INC. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is the Adviser to the Turner Mid Cap Growth Portfolio of the Trust. Turner has been an investment manager since 1990 and as of December 31, 2008 managed approximately $15.4 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is managed by a team composed of CHRISTOPHER K. MCHUGH, lead portfolio manager, TARA R. HEDLUND, CFA, CPA and JASON D. SCHROTBERGER, CFA, each a co-manager and a principal of Turner. Mr. McHugh has managed the Portfolio since inception. Ms. Hedlund and Mr. Schrotberger joined the Portfolio in 2006.

  . Mr. McHugh began his investment career in 1986 and joined Turner when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund began her investment career in 1995 and joined Turner in 2000. Mr. Schrotberger started his investment career in 1994 and joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.


THE MASTER FUNDS' INVESTMENT ADVISER


Under the terms of the agreement between the investment adviser and the American Funds, the investment adviser develops a plan for investing the assets of each Master Fund, selects the assets to be purchased and sold by the Master Fund, selects the broker-dealer or broker-dealers through which the Master Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Master Funds is the responsibility of the investment adviser's portfolio counselors. The portfolio counselors of the Master Funds are indicated below following a brief description of the investment adviser.

CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to each of the Master Funds and other mutual funds, including the American Funds. CRMC, an experienced investment management organization founded in 1931, is a wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2008, CRMC had in excess of $800 billion in assets under management.

CRMC manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The total management fee paid by each Master Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2008 is as follows:



MASTER FUND          MANAGEMENT FEE
Bond Fund*               0.39%
------------------------------------
Growth Fund*             0.32%
------------------------------------
International Fund*      0.49%
------------------------------------



* CRMC waived a portion of its management fees from September 1, 2004 through December 31, 2008. Management fees in the table above do not reflect any waivers. Please see the financial highlights table in the Master Funds' prospectus or its annual report for details.

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a Master Fund's objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of a Master Fund's portfolio. The primary portfolio counselors for each Master Fund are listed below.

BOND FUND


                                                                               Approximate Years of
                                                                                 Experience as an
                                                                               Investment Professional
     Portfolio                                   Years of Experience as        -----------------------
  Counselor for the                             Portfolio Counselor (and            With
     Fund/Title        Primary Title with       research professional, if           CRMC        Total
  (if applicable)      CRMC (or affiliate)      applicable) (approximate)      (or affiliate)   Years
------------------------------------------------------------------------------------------------------
Abner D. Goldstine      Senior Vice         13 years                                 42          57
Senior Vice President   President-Fixed     (since the Fund began operations)
                        Income, and
                        Director, CRMC
------------------------------------------------------------------------------------------------------
David C. Barclay        Senior Vice         11 years                                 21          28
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------
Mark H. Dalzell         Senior Vice         4 years                                  21          31
                        President, CRMC
------------------------------------------------------------------------------------------------------
David A. Hoag           Senior Vice         2 years                                  18          21
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------
Thomas H. Hogh          Senior Vice         2 years                                  19          22
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------


PERFORMANCE OF MASTER FUND


The American Funds Bond Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended
December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.


The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07     08
------  ------  ------  ------  ------  ------  ------  ------  ------ ------
 2.13%   4.51%   7.74%   3.56%  12.30%   5.32%   1.09%   6.57%   2.93% -9.16%

High Quarter: 4th - 2002   +5.15%
Low Quarter:  3rd - 2008   -5.47%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with: (1) the Citigroup Broad Investment Grade (BIG) Bond Index, a market capitalization-weighted index that includes fixed rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment grade corporate bonds with a maturity of one year or longer, and (2) the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
American Funds Bond Portfolio--Class C shares  -9.81% 1.04%   3.48%
Citigroup BIG Bond Index                        7.02% 5.11%   5.86%
Barclays Capital U.S. Aggregate Bond Index      5.24% 4.65%   5.63%

GROWTH FUND


                                                                          Approximate Years of
                                                                            Experience as an
                                                                          Investment Professional
    Portfolio                                 Years of Experience as      -----------------------
 Counselor for the                           Portfolio Counselor (and          With
    Fund/Title       Primary Title with     research professional, if          CRMC        Total
 (if applicable)     CRMC (or affiliate)     applicable)(approximate)     (or affiliate)   Years
-------------------------------------------------------------------------------------------------
Donnalisa P. Barnum  Senior Vice          6 years                               22          27
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Gregg E. Ireland     Senior Vice          3 years                               36          36
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Michael T. Kerr      Senior Vice          4 years                               23          25
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Ronald B. Morrow     Senior Vice          6 years (plus 6 years of prior        11          40
                     President- Capital   experience as an investment
                     World Investors      analyst for the Fund)
-------------------------------------------------------------------------------------------------


PERFORMANCE OF MASTER FUND


The American Funds Growth Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended
December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
56.52%   3.96%  -18.56% -24.84% 36.17%  11.92%  15.62%   9.66%  11.79%  -43.83%

High Quarter: 4th - 1999   +30.77%
Low Quarter:  3rd - 2001   -27.12%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



              Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------------
                                                 1 Year  5 Year 10 Year
------------------------------------------------ ------- ------ -------
American Funds Growth Portfolio--Class C shares  -44.28% -2.44%  1.83%
S&P 500 Index                                    -37.00% -2.19%  1.38%

INTERNATIONAL FUND



                                                                                Approximate Years of
                                                                                  Experience as an
                                                                                Investment Professional
      Portfolio                                     Years of Experience as      -----------------------
  Counselor for the                                Portfolio Counselor (and          With
      Fund/Title        Primary Title with        research professional, if        Adviser       Total
   (if applicable)      Adviser (or affiliate)     applicable)(approximate)     (or affiliate)   Years
-                       -                       -                               -----------------------
Alwyn W. Heong            Senior Vice           13 years                              17          21
                          President-Capital
                          Research Global
                          Investors
-------------------------------------------------------------------------------------------------------
Sung Lee                  Senior Vice           3 years                               15          15
                          President-Capital
                          Research Global
                          Investors
-------------------------------------------------------------------------------------------------------
Jesper Lyckeus            Senior Vice           2 years (plus 8 years of prior        14          14
                          President-Capital     experience as an investment
                          Research Global       analyst for the Fund)
                          Investors
-------------------------------------------------------------------------------------------------------
Christopher M. Thomsen    Senior Vice           3 years                               12          12
                          President-Capital
                          Research Global
                          Investors
-------------------------------------------------------------------------------------------------------



PERFORMANCE OF MASTER FUND

The American Funds International Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio had not commenced operations as of the date of this Prospectus, it does not have any operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
75.25% -22.41% -20.31% -15.18%  34.19%  18.81%  20.92%  18.50%  19.44% -42.01%

High Quarter: 4th - 1999   +42.45%
Low Quarter:  4th - 2008   -20.81%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with: (1) the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index and (2) the MSCI All Country World (ex US) Index (net). The indexes do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                 Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------------
                                                        1 Year  5 Year 10 Year
------------------------------------------------------- ------- ------ -------
American Funds International Portfolio--Class C shares  -42.46% 3.19%   3.73%
MSCI EAFE Index (net)                                   -43.38% 1.66%   0.80%
MSCI All Country World (ex US) Index (net)              -45.24% 3.00%   2.27%

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE


Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio, an Allocation Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

MASTER-FEEDER STRUCTURE


Each Master Fund will have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. As a shareholder of a Master Fund, a Feeder Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by MetLife for their voting instructions. A Feeder Portfolio has the right to switch master funds or decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of a Feeder Portfolio to do so.


DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

Information on the portfolio holdings of the Master Funds is posted on the American Funds website (www.americanfunds.com).

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.


Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.


Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio or Master Fund by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio or Master Fund, so long as shares of the Underlying Portfolio or Master Fund are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios, Underlying Portfolios and Master Funds are and will be so owned. Thus so long as each Portfolio, Underlying Portfolio or Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of each Master Fund, which the Feeder Portfolios will purchase, are not subject to a Rule 12b-1 fee. Similarly, the Class 1 shares and Class A shares of the Underlying Portfolios, as applicable, which the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.


MARKET TIMING


The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.


LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.


RISKS ASSOCIATED WITH MARKET TIMING GENERALLY


While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.


Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2008, December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.


  MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment loss per share was calculated using average shares outstanding.

                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                                  AMERICAN FUNDS BOND PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.87
NET REALIZED AND UNREALIZED LOSS                                      (1.83)
                                                                   ---------
TOTAL FROM INVESTMENT OPERATIONS                                      (0.96)
                                                                   ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.46)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --
                                                                   ---------
TOTAL DISTRIBUTIONS                                                   (0.46)
                                                                   ---------
NET ASSET VALUE, END OF PERIOD                                         $8.58
                                                                   ---------
TOTAL RETURN                                                       (9.61)%**
                                                                   ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $36.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.65%*
NET INVESTMENT INCOME                                                13.82%*
PORTFOLIO TURNOVER RATE                                               6.3%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      1.05%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

  AMERICAN FUNDS GROWTH PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.15
NET REALIZED AND UNREALIZED LOSS                                       (4.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (4.19)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.23)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.23)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.58
                                                                   ----------
TOTAL RETURN                                                       (41.84)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $68.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.65%*
NET INVESTMENT INCOME                                                  3.09%*
PORTFOLIO TURNOVER RATE                                                0.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.92%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                         AMERICAN FUNDS INTERNATIONAL PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.31
NET REALIZED AND UNREALIZED LOSS                                       (4.20)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.40)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.40)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.71
                                                                   ----------
TOTAL RETURN                                                       (38.86)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $54.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.65%*
NET INVESTMENT INCOME                                                  6.43%*
PORTFOLIO TURNOVER RATE                                                7.9%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  BLACKROCK HIGH YIELD PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------


*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                                 BLACKROCK HIGH YIELD PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------


+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------


+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------


+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------


+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  GOLDMAN SACHS MID CAP VALUE PORTFOLIO


                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $13.57 $14.43  $12.54  $11.94          $10.00
                                            -------- ------  ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.17   0.18    0.14    0.15            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (4.65)   0.39    1.86    1.38            2.01
                                            -------- ------  ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (4.48)   0.57    2.00    1.53            2.10
                                            -------- ------  ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.13) (0.10)      --  (0.11)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.97) (1.33)  (0.11)  (0.82)          (0.11)
GAINS                                       -------- ------  ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.10) (1.43)  (0.11)  (0.93)          (0.16)
                                            -------- ------  ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.99 $13.57  $14.43  $12.54          $11.94
                                            -------- ------  ------  ------        --------
TOTAL RETURN                                (35.92)%  3.37%  16.02%  12.76%        20.98%++
                                            -------- ------  ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $278.9 $383.0  $277.9  $285.0          $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.75%  0.75%   0.79%   0.79%          0.97%+
NET INVESTMENT INCOME                          1.56%  1.27%   1.02%   1.15%          1.19%+
PORTFOLIO TURNOVER RATE                        98.5%  83.6%   67.2%   51.4%         40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.75%  0.77%   0.81%   0.79%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          GOLDMAN SACHS MID CAP VALUE PORTFOLIO


                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $13.53 $14.40  $12.55  $11.95          $10.00
                                            -------- ------  ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.14   0.14    0.11    0.11            0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (4.64)   0.39    1.85    1.39            2.04
                                            -------- ------  ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (4.50)   0.53    1.96    1.50            2.09
                                            -------- ------  ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.09) (0.07)      --  (0.08)          (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.97) (1.33)  (0.11)  (0.82)          (0.11)
GAINS                                       -------- ------  ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.06) (1.40)  (0.11)  (0.90)          (0.14)
                                            -------- ------  ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.97 $13.53  $14.40  $12.55          $11.95
                                            -------- ------  ------  ------        --------
TOTAL RETURN                                (36.07)%  3.10%  15.69%  12.54%        20.85%++
                                            -------- ------  ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $97.1 $195.7  $192.6  $137.1          $104.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       1.00%  1.00%   1.05%   1.03%          1.14%+
NET INVESTMENT INCOME                          1.26%  0.97%   0.83%   0.87%          0.71%+
PORTFOLIO TURNOVER RATE                        98.5%  83.6%   67.2%   51.4%         40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    1.01%  1.02%   1.07%   1.03%          1.14%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.


(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------


(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized

(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized

(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


N/A Not applicable

(a) Net investment income per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

(c) Rounds to less than 0.005%.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------


* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized

(a) Net investment income (loss) per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------


N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO


                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER FUND PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------


*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             PIONEER STRATEGIC INCOME PORTFOLIO



                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------


** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

  PIONEER STRATEGIC INCOME PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

                                                       RCM TECHNOLOGY PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

(a) Net investment income (loss) per share was calculated using average shares outstanding.

(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A Not applicable

(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement


N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RAINIER LARGE CAP EQUITY PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                     NOVEMBER 1, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00              $10.00
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.07                0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.20)               0.00+
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (4.13)                0.01
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --              (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.10)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.10)              (0.01)
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $5.77              $10.00
                                                                    --------             -------
TOTAL RETURN                                                        (41.70)%             0.09%**
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $519.8              $771.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.69%              0.75%*
NET INVESTMENT INCOME                                                  0.85%              0.71%*
PORTFOLIO TURNOVER RATE                                                97.5%             11.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%              0.75%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                             RAINIER LARGE CAP EQUITY PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                     NOVEMBER 1, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00              $10.00
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.05               0.00+
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.19)                0.01
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (4.14)                0.01
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --              (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.10)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.10)              (0.01)
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $5.76              $10.00
                                                                    --------             -------
TOTAL RETURN                                                        (41.80)%             0.07%**
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $30.5                $8.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%              1.02%*
NET INVESTMENT INCOME                                                  0.63%              0.27%*
PORTFOLIO TURNOVER RATE                                                97.5%             11.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.96%              1.04%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.

++ Rounds to less than 0.005%.

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.


(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized


(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------


N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                TURNER MID CAP GROWTH PORTFOLIO


                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $15.33  $12.75 $12.13   $11.23         $10.00
                                            -------- ------- ------  -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01  (0.03)  0.00*   (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (6.88)    3.08   0.77     1.35           1.26
                                            -------- ------- ------  -------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (6.87)    3.05   0.77     1.31           1.23
                                            -------- ------- ------  -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.00)*      --     --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.14)  (0.47) (0.15)   (0.41)             --
GAINS                                       -------- ------- ------  -------      ---------
TOTAL DISTRIBUTIONS                           (1.14)  (0.47) (0.15)   (0.41)             --
                                            -------- ------- ------  -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.32  $15.33 $12.75   $12.13         $11.23
                                            -------- ------- ------  -------      ---------
TOTAL RETURN                                (48.14)%  24.49%  6.30%   11.61%        12.30%+
                                            -------- ------- ------  -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $246.8  $381.8 $274.8   $168.7          $76.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.77%   0.80%  0.87%    0.85%        0.91%++
NET INVESTMENT INCOME (LOSS)                   0.06% (0.19)%  0.03%  (0.30)%      (0.42)%++
PORTFOLIO TURNOVER RATE                       158.0%  139.8% 153.0%   156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.83%  0.92%    0.85%        0.91%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized

(a) Net investment income (loss) per share was calculated using average shares outstanding.

  TURNER MID CAP GROWTH PORTFOLIO


                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $15.20  $12.68  $12.09  $11.22         $10.00
                                            -------- ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                           (0.02)  (0.06)  (0.03)  (0.07)         (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (6.81)    3.05    0.77    1.35           1.27
                                            -------- ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (6.83)    2.99    0.74    1.28           1.22
                                            -------- ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME              --      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.14)  (0.47)  (0.15)  (0.41)             --
GAINS                                       -------- ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                           (1.14)  (0.47)  (0.15)  (0.41)             --
                                            -------- ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.23  $15.20  $12.68  $12.09         $11.22
                                            -------- ------- ------- -------      ---------
TOTAL RETURN                                (48.30)%  24.15%   6.07%  11.36%        12.20%+
                                            -------- ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $50.5   $94.0   $69.0   $56.9          $79.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       1.02%   1.05%   1.12%   1.10%        1.10%++
NET INVESTMENT LOSS                          (0.20)% (0.44)% (0.22)% (0.58)%      (0.72)%++
PORTFOLIO TURNOVER RATE                       158.0%  139.8%  153.0%  156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    1.07%   1.08%   1.17%   1.10%        1.10%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

+  Rounds to less than $0.005 per share.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE AMERICAN FUNDS MASTER FUNDS, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio
                 American Funds Balanced Allocation Portfolio
                         American Funds Bond Portfolio
                        American Funds Growth Portfolio
                  American Funds Growth Allocation Portfolio
                    American Funds International Portfolio
                 American Funds Moderate Allocation Portfolio
                        BlackRock High Yield Portfolio
                     Clarion Global Real Estate Portfolio
                         Met/Franklin Income Portfolio
                     Met/Franklin Mutual Shares Portfolio
              Met/Franklin Templeton Founding Strategy Portfolio
                     Goldman Sachs Mid Cap Value Portfolio
                    Harris Oakmark International Portfolio
                           Lazard Mid Cap Portfolio
                Legg Mason Partners Aggressive Growth Portfolio
                       Legg Mason Value Equity Portfolio
                    Loomis Sayles Global Markets Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                      Lord Abbett Mid Cap Value Portfolio
                   MFS(R) Emerging Markets Equity Portfolio
                    MFS(R) Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                            Pioneer Fund Portfolio
                           RCM Technology Portfolio
                      Rainier Large Cap Equity Portfolio
                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)
                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)
                    T. Rowe Price Mid Cap Growth Portfolio
                        Met/Templeton Growth Portfolio
                  Met/Templeton International Bond Portfolio
                    Third Avenue Small Cap Value Portfolio
                        Turner Mid Cap Growth Portfolio
                         Van Kampen Comstock Portfolio

                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                   PAGE

     INTRODUCTION                                                   3
         Understanding the Trust                                    3
         Understanding the Portfolios                               3
         Understanding the Allocation Portfolios                    4
         Understanding the ETF Portfolios                           6
         Understanding the Feeder Portfolios                        9

     THE PORTFOLIOS                                                 12

      INVESTMENT SUMMARY                                            12
         Met/AIM Small Cap Growth Portfolio                         14
         American Funds Balanced Allocation Portfolio               18
         American Funds Bond Portfolio                              22
         American Funds Growth Portfolio                            24
         American Funds Growth Allocation Portfolio                 26
         American Funds International Portfolio                     30
         American Funds Moderate Allocation Portfolio               32
         BlackRock High Yield Portfolio                             36
         Clarion Global Real Estate Portfolio                       42
         Met/Franklin Income Portfolio                              46
         Met/Franklin Mutual Shares Portfolio                       50
         Met/Franklin Templeton Founding Strategy Portfolio         54
         Goldman Sachs Mid Cap Value Portfolio                      59
         Harris Oakmark International Portfolio                     62
         Lazard Mid Cap Portfolio                                   66
         Legg Mason Partners Aggressive Growth Portfolio            69
         Legg Mason Value Equity Portfolio                          72
         Loomis Sayles Global Markets Portfolio                     75
         Lord Abbett Bond Debenture Portfolio                       81
         Lord Abbett Growth and Income Portfolio                    86
         Lord Abbett Mid Cap Value Portfolio                        89
         MFS(R) Emerging Markets Equity Portfolio                   92
         MFS(R) Research International Portfolio                    96
         Oppenheimer Capital Appreciation Portfolio                 99
         PIMCO Inflation Protected Bond Portfolio                  102
         PIMCO Total Return Portfolio                              107
         Pioneer Fund Portfolio                                    112
         RCM Technology Portfolio                                  115
         Rainier Large Cap Equity Portfolio                        120
         SSgA Growth ETF Portfolio                                 123
         SSgA Growth and Income ETF Portfolio                      129
         T. Rowe Price Mid Cap Growth Portfolio                    135
         Met/Templeton Growth Portfolio                            138
         Met/Templeton International Bond Portfolio                141
         Third Avenue Small Cap Value Portfolio                    145
         Turner Mid Cap Growth Portfolio                           148
         Van Kampen Comstock Portfolio                             151

      PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS                 155
      MANAGEMENT                                                   159
         The Manager                                               159
         The Advisers                                              165
         The Master Funds' Investment Adviser                      182
         Distribution Plans                                        188

     YOUR INVESTMENT                                               189
         Shareholder Information                                   189
         Dividends, Distributions and Taxes                        190
         Sales and Purchases of Shares                             192

     FINANCIAL HIGHLIGHTS                                          196

     APPENDIX A                                                    A-1

     FOR MORE INFORMATION                                       Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only thirty-seven of which are offered through this Prospectus (the "Portfolios"). Each of the thirty-seven Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio (and its corresponding Master Fund, in the case of the Feeder Portfolios), including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS

Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (E.G., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (E.G., small-cap, mid-cap equity and international securities).

                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.



 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.

                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

UNDERSTANDING THE FEEDER PORTFOLIOS

  MASTER-FEEDER STRUCTURE

Each of the American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the "Feeder Portfolios") operates as a "feeder fund" which means that the Feeder Portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each Feeder Portfolio has essentially the same investment objective and limitations as its master fund. Each master fund is a fund of American Funds Insurance Series ("American Funds") (each a "Master Fund"). Each Master Fund has other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. Each Feeder Portfolio will purchase Class 1 shares of its corresponding Master Fund as set forth below.

TRUST PORTFOLIO                         AMERICAN FUNDS MASTER FUND
American Funds Bond Portfolio              Bond Fund
-------------------------------------------------------------------
American Funds Growth Portfolio            Growth Fund
-------------------------------------------------------------------
American Funds International Portfolio     International Fund
-------------------------------------------------------------------

THE PROSPECTUS FOR THE AMERICAN FUNDS MASTER FUNDS IS DELIVERED TOGETHER WITH THIS PROSPECTUS. The statement of additional information of the American Funds Master Funds is available upon request as described on the back cover.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  In addition to the Allocation Portfolios and ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER OR A MASTER FUND'S INVESTMENT ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO OR MASTER FUND MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. A FEEDER PORTFOLIO WILL REDEEM SHARES OF ITS CORRESPONDING MASTER FUND WHEN THE FEEDER PORTFOLIO MUST MEET REDEMPTIONS.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

Each Feeder Portfolio has a stated investment objective which is the same as the objective of the corresponding Master Fund in which it invests. Each Master Fund pursues this investment objective through separate investment strategies or policies. There can be no assurance that the Feeder Portfolio or its Master Fund will achieve its investment objective.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying
ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios, Underlying ETFs or Master Funds.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager. A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio (other than a Feeder Portfolio) could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 172

..  For financial highlights see page 196

the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few in-dustries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 159

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 199

and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

 PORTFOLIO MANAGEMENT OF THE BOND FUND:

..  Capital Research and Management Company see page 182

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 201

                         AMERICAN FUNDS BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize current income and preserve capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests all of its assets in the Class 1 shares of the Bond Fund, a fund of American Funds (the "Bond Fund"). Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities. The Bond Fund will invest at least 65% of its assets in investment grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in high yield debt securities (commonly called "junk bonds") rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard & Poor's Ratings Services or that are unrated but determined to be of equivalent quality. The Bond Fund may invest in debt securities of issuers domiciled outside the United States without limit, however, only up to 20% of Bond Fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. The Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Bond Fund, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the Bond Fund's performance, see page 183.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Bond Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.50%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Bond Fund)/*/                         0.40%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.45%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.40%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  1.05%
--------------------------------------------------------------------------------------

         * As an investor in the Bond Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Bond Fund, including the management fee. The Bond Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Bond Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class C
-----------------
1 Year    $  108
-----------------
3 Years   $  422
-----------------
5 Years   $  759
-----------------
10 Years  $1,710
-----------------

 PORTFOLIO MANAGEMENT OF THE GROWTH FUND:

..  Capital Research and Management Company see page 182

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 202

                        AMERICAN FUNDS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests all of its assets in Class 1 shares of the Growth Fund, a fund of American Funds (the "Growth Fund"). The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Growth Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Growth Fund, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the Growth Fund's performance, see page 185.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Growth Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.37%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Growth Fund)/*/                       0.33%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.25%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.27%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  0.98%
--------------------------------------------------------------------------------------

         * As an investor in the Growth Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Growth Fund, including the management fee. The Growth Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Growth Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class C
------------------
1 Year    $    100
------------------
3 Years   $    372
------------------
5 Years   $    664
------------------
10 Years  $  1,494
------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 159

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 203

reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

 PORTFOLIO MANAGEMENT OF THE INTERNATIONAL FUND:

..  Capital Research and Management Company see page 182

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 205

                    AMERICAN FUNDS INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests all of its assets in the Class 1 shares of International Fund, a fund of American Funds (the "International Fund"). The International Fund invests primarily in common stocks of companies located outside the United States.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks of the International Fund, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the International Fund's performance, see page 187.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the

International Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.31%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (International Fund)*                  0.52%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.38%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.21%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  1.17%
--------------------------------------------------------------------------------------

         * As an investor in the International Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the International Fund, including the management fee. The International Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the International Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class C
-----------------
1 Year    $  120
-----------------
3 Years   $  419
-----------------
5 Years   $  740
-----------------
10 Years  $1,648
-----------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 159

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 206

and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not

 PORTFOLIO MANAGEMENT:

..  BlackRock Financial Management, Inc. see page 165

..  For financial highlights see page 208

include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --

For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 166.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     -------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs



 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 171

.. For financial highlights see page 210 worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 171.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.

The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the

 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 167

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 213

volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 168.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  Franklin Mutual Advisers, LLC see page 169

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 215


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 170.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.



 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 159

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 217

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                     GOLDMAN SACHS MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Value Index ("Midcap Value Index") at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Midcap Value Index as of February 29, 2008 was between $462 million and $49.6 billion. These values will vary on a daily basis. Through intensive fundamental research, the Portfolio's Adviser seeks to identify quality businesses selling at compelling valuations.

Although the Portfolio will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Portfolio may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Midcap Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase they are rated at least B by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if unrated by either of these, deemed by the Portfolio's Adviser to be of comparable quality.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of

 PORTFOLIO MANAGEMENT:

..  Goldman Sachs Asset Management, L.P. see page 170

..  For financial highlights see page 219

wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   05        06      07        08
 ------    -----   ------    -------
 12.54%    15.69%   3.10%    -36.07%

 High Quarter:  4th - 2006     +8.43%
 Low Quarter:   4th - 2008    -23.44%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell Midcap Value Index, which measures the performance of mid-cap companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
                            1 Year  Inception   Date
--------------------------- ------  --------- ---------
Class A                     -35.92%   1.02%    5/1/04
Class B                     -36.07%   0.78%    5/1/04
Russell Midcap Value Index  -38.44%   0.16%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.72%   0.72%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.01%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    104
---------------------------
3 Years   $    241 $    323
---------------------------
5 Years   $    418 $    560
---------------------------
10 Years  $    933 $  1,241
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 171

..  For financial highlights see page 221


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   -------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.



 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 173

..  For financial highlights see page 224

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries

 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 166

..  For financial highlights see page 227

in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07          08
   ----      ----      ----      ----       ----      ----        ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 167.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       -------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%






 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 173

..  For financial highlights see page 230

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 173

..  For financial highlights see page 233


The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      -------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup

WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 174.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 175

..  For financial highlights see page 235


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The
Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --




 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 175

..  For financial highlights see page 238

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 175

..  For financial highlights see page 240


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 175

.. For financial highlights see page 242 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 176.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 175

.. For financial highlights see page 244 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 177

..  For financial highlights see page 247


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 177

.. For financial highlights see page 250 index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 177

..  For financial highlights see page 253


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (E.G., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 178

..  For financial highlights see page 256

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often



 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 178

.. For financial highlights see page 257 used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.

        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                      RAINIER LARGE CAP EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Maximize long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

In pursuing its goals, the Portfolio invests primarily (at least 80% of its assets) in the common stock of large-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The Adviser considers large-capitalization companies to be those with market capitalizations of at least $3 billion at the time of investment. The Portfolio may invest in common stock of companies of all sizes, including small-capitalization companies. Investments in companies with market capitalization below $3 billion will normally comprise 20% or less of the Portfolio. The Portfolio will normally be invested in approximately 75 to 150 securities. The Portfolio may invest up to 25% of its assets in foreign securities. Currently the Adviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.

The Adviser refers to its stock selection philosophy as Growth at a Reasonable Price ("GARP"). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Adviser compares the Portfolio's economic sector weightings to a broad index, such as the S&P 500 Index, and normally avoids extreme overweighting or underweighting relative to that Index.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 08
-------
-41.80%

High Quarter: 2nd-2008   +0.59%
Low Quarter:  4th-2008  -24.41%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Index and the Russell 1000 Growth Index. The Russell 1000 Index is a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -41.70%  -36.91%   11/1/07
Class B                    -41.80%  -37.02%   11/1/07
Russell 1000 Index         -37.60%  -36.05%
Russell 1000 Growth Index  -38.44%  -36.31%

For information on Rainier Investment Management, Inc.'s prior performance with a comparable fund, see page 179.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO'S ADVISER:

..  Rainier Investment Management, Inc. see page 178

..  For financial highlights see page 260

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.67%   0.67%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.03%   0.03%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.70%   0.95%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     72 $     97
---------------------------
3 Years   $    225 $    304
---------------------------
5 Years   $    391 $    528
---------------------------
10 Years  $    873 $  1,171
---------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 179

..  For financial highlights see page 262


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.






 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 179

..  For financial highlights see page 265


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 180

..  For financial highlights see page 268


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 181.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.


 PORTFOLIO MANAGEMENT:

..  Templeton Global Advisors Limited see page 180

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 271

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

                  MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Current income with capital appreciation and growth of income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. In addition, the Portfolio's assets will be invested in issuers located in at least three different countries (including the U.S.). The Portfolio's investments in U.S. issuers will not exceed 20% of its net assets.

Although the Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's, Ratings Services and Moody's Investors Service, Inc. are considered investment grade. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds." The Portfolio may invest a significant portion (generally about 25%-50%) of its total assets in emerging markets.

The Adviser employs a fundamental, research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rates and currency trends. The Adviser selects investments in countries based upon its assessment of changing market, political and economic conditions, seeking to identify imbalances leading to value in developed and emerging countries, and precisely isolating interest rate, currency, and sovereign credit exposures. The Adviser believes that an active management approach, based on top-down, in-depth research of macroeconomic factors, combined with bottom-up fundamental valuations and portfolio construction, can provide investors the best potential for superior risk-adjusted returns.

For purposes of pursuing its investment objective, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. Currency forwards, futures contracts and swaps could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio or sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as swap agreements which may include interest rate, index, total return, currency and credit default swaps.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio's investments in foreign derivative transactions may result in net short currency exposures. The successful use of foreign derivative transactions will usually depend on the Adviser's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 168.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2009 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.






 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 167

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.60%   0.60%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.25%   0.25%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.85%   1.10%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     87 $    113
--------------------------
3 Years  $    272 $    352
--------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 181

..  For financial highlights see page 273


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                        TURNER MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that the Portfolio's Adviser believes have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

The Adviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                   05        06       07       08
                 ------    ------   ------   ------
                 11.36%     6.07%   24.15%  -48.30%

          High Quarter:   1st - 2006      +11.75%
          Low Quarter:    4th - 2008      -28.63%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
                            1 Year  Inception   Date
--------------------------- ------  --------- ---------
Class A                     -48.14%   -3.17%   5/1/04
Class B                     -48.30%   -3.40%   5/1/04
RussellMidcap Growth Index  -44.32%   -2.89%*
* Index performance is from 5/1/04.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Turner Investment Partners, Inc. see page 182

..  For financial highlights see page 275

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.77%   0.77%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.82%   1.07%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     84 $    110
---------------------------
3 Years   $    263 $    342
---------------------------
5 Years   $    457 $    593
---------------------------
10 Years  $  1,017 $  1,311
---------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 155, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 177

..  For financial highlights see page 277

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios, Underlying ETFs or Master Fund in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios, Underlying ETFs or Master Fund in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Goldman Sachs Mid Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and PIMCO Total Return Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please refer to the Master Funds' prospectus and statement of additional information for a further discussion of the risks that may apply to the Master Funds. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio, Underlying ETF or Master Fund, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO, EACH ETF PORTFOLIO, EACH FEEDER PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS, UNDERLYING ETFS OR MASTER FUND, AS THE CASE MAY BE.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio, the Advisers or, in the case of the Feeder Portfolios, each Master Fund's assets by its investment adviser.

Each Feeder Portfolio and its corresponding Master Fund expect to maintain consistent investment objectives, but if the Master Fund does not, a Feeder Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. In addition, the Manager or the Trust's Board of Trustees may withdraw a Feeder Portfolio from the Master Fund if the Master Fund's investment policies significantly change or if, over a full market cycle, the Master Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust's Board of Trustees would then consider whether a Feeder Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager also selects the Master Funds in which the Feeder Portfolios will invest and monitors each Master Fund's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

With respect to each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. Each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel
A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

The Manager receives no compensation for its services to the Feeder Portfolios. In the event that a Feeder Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Feeder Portfolio as follows:

PORTFOLIO                               MANAGEMENT FEE
American Funds Bond Portfolio               0.55%
-------------------------------------------------------
American Funds Growth Portfolio             0.75%
-------------------------------------------------------
American Funds International Portfolio      0.90%
-------------------------------------------------------

As compensation for its services to the Portfolios other than the Feeder Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                           MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                  0.88% of first $500 million of such assets plus
                                                    0.83% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Portfolio        0.10%
-----------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation Portfolio          0.10%
-----------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation Portfolio        0.10%
-----------------------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio                      0.60%
-----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio               0.75% of first $200 million of such assets plus
                                                    0.70% of such assets over $200 million
-----------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/2/           0.85% of first $100 million of such assets plus
                                                    0.80% of such assets over $100 million up to $1 billion
                                                    plus 0.75% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                            0.70% of first $500 million of such assets plus
                                                    0.675% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio     0.65% of first $500 million of such assets plus
                                                    0.60% of such assets over $500 million up to $1 billion
                                                    plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/3/                0.65% of first $200 million of such assets plus
                                                    0.63% of such assets over $200 million
-----------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio              0.70% of first $500 million of such assets plus
                                                    0.65% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                0.60% of first $250 million of such assets plus
                                                    0.55% of such assets over $250 million up to $500 million
                                                    plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             0.60% of first $600 million of such assets plus
                                                    0.55% of such assets over $600 million up to $1.1 billion
                                                    plus 0.50% of such assets over $1.1 billion up to $1.5
                                                    billion plus 0.45% of such assets over $1.5 billion
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio                 0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $500 million
                                                    plus 0.625% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/4/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                    0.88% of first $500 million of such assets plus
                                            0.85% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity Portfolio          0.70% of first $150 million of such assets,
                                            plus 0.675% of such assets over $150 million up to $300
                                            million, plus 0.65% of such assets over $300 million up to
                                            $1 billion, plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/5/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/5/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/6/   0.75%
---------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio/7/           0.70% of first $100 million of such assets plus
                                            0.68% of such assets over $100 million up to $250 million
                                            plus 0.67% of such assets over $250 million up to $500
                                            million plus 0.66% of such assets over $500 million up to
                                            $750 million plus 0.65% of such assets over $750 million
---------------------------------------------------------------------------------------------------------
Met/Templeton International Bond Portfolio  0.60%
---------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio      0.75% of first $1 billion of such assets plus
                                            0.70% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth Portfolio             0.80% of first $300 million of such assets plus
                                            0.70% of such assets over $300 million
---------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio               0.65% of first $500 million of such assets plus
                                            0.60% of such assets over $500 million up to $1 billion
                                            plus 0.525% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------

1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.

  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.
2 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
3 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
4 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
5 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.
6 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

7 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement").

Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio, each ETF Portfolio, each Feeder Portfolio and Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 American Funds Balanced Allocation Portfolio                  0.10%
 American Funds Bond Portfolio                                 0.10%
 American Funds Growth Portfolio                               0.10%
 American Funds Growth Allocation Portfolio                    0.10%
 American Funds International Portfolio                        0.10%
 American Funds Moderate Allocation Portfolio                  0.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 MFS(R) Emerging Markets Equity Portfolio                      1.30%
 Oppenheimer Capital Appreciation Portfolio                    0.75%
 Pioneer Fund Portfolio                                        1.00%
 RCM Technology Portfolio                                      1.10%
 Rainier Large Cap Equity Portfolio                            0.80%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%
 Met/Templeton International Bond Portfolio                    1.00%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios, the Met/Franklin Templeton Founding Strategy Portfolio and the Feeder Portfolios, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income and Met/Templeton International Bond Portfolios of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

MET/FRANKLIN INCOME PORTFOLIO

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%

MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

  . MICHAEL HASENSTAB, PH.D., as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Dr. Hasenstab is Senior Vice President of Franklin Templeton Fixed Income Group. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton International Bond Portfolio and the Templeton Global Bond Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton International Bond Portfolio commenced operations in May 2009, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Templeton Global Bond Fund is presented. Management fees paid by the Templeton Global Bond Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Global Bond Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Global Bond Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Global Bond Fund and the Portfolio will vary.

The table below compares the Templeton Global Bond Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Citigroup World Government Bond Index ("Citigroup WGBI"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                           1 Year 5 Year 10 Year
------------------------------------------ ------ ------ -------
Templeton Global Bond Fund--Advisor Class   6.47%  8.51%  8.48%
Citigroup WGBI                             10.89%  6.05%  5.90%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%

GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("Goldman Sachs"), 32 Old Slip, New York, New York 10005, is the Adviser to the Goldman Sachs Mid Cap Value Portfolio of the Trust. Goldman Sachs, an affiliate of Goldman, Sachs & Co., has been a registered investment adviser since 1990 and as of December 31, 2008 managed, together with its investment advisory affiliates, approximately $739.4 billion.

  . The Portfolio is managed by a team of investment professionals. ANDREW BRAUN and SEAN GALLAGHER serve as Co-Chief Investment Officers. DOLORES BAMFORD, CFA, and SCOTT CARROLL, CFA, are Co-Lead Portfolio Managers to the Portfolio.

  . Mr. Braun is a Managing Director and Co-Chief Investment Officer--Value Equity. Mr. Braun joined Goldman Sachs in 1993.

  .  Mr. Gallagher is a Managing Director and Co-Chief Investment
     Officer--Value Equity. Mr. Gallagher joined Goldman Sachs in 2000.

  . Ms. Bamford, Co-Lead Portfolio Manager to the Portfolio, is a Managing Director and Portfolio Manager--Value Equity. Ms. Bamford joined Goldman Sachs in 2002.

  . Mr. Carroll, Co-Lead Portfolio Manager to the Portfolio, is a Vice President and Portfolio Manager--Value Equity. Mr. Carroll joined Goldman Sachs in 2002.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in

1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

RAINIER INVESTMENT MANAGEMENT, INC. ("Rainier"), 601 Union Street, Suite 2801, Seattle, Washington 98101, is the investment adviser for the Rainier Large Cap Equity Portfolio of the Trust. Rainier provides investment advisory services for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments and registered mutual funds. As of December 31, 2008, Rainier had aggregate assets under management of approximately $12.5 billion.

The Adviser uses a team approach to investment management. The individual members of the team are:

  . JAMES R. MARGARD, CFA (lead manager), Chief Investment Officer and Director of Equity Management, has been with Rainier since 1985 and has final authority relating to asset allocation, equity selection and portfolio weightings.

  . DANIEL M. BREWER, CFA, Senior Portfolio Manager, has been with Rainier since 2000.

  . MARK W. BROUGHTON, CFA, Senior Portfolio Manager, has been with Rainier since 2002.

  . STACIE L. COWELL, CFA, Senior Portfolio Manager, has been with Rainier since 2006. Prior to joining Rainier, Ms. Cowell was a senior vice president and lead portfolio manager at Invesco Funds Group from 1996 to 2004 and an analyst at Kennedy Capital Management in 2005.

  . MARK H. DAWSON, CFA, Senior Portfolio Manger, has been with Rainier since 1996.

  . ANDREA L. DURBIN, CFA, Senior Portfolio Manager, has been with Rainier since 2002.

  . PETER M. MUSSER, CFA, Senior Portfolio Manager, has been with Rainier since 1994.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Rainier Large Cap Equity Portfolio and the Large Cap Equity Portfolio, a retail mutual fund which is also advised by Rainier, have substantially similar investment objectives, policies and strategies. Since the Portfolio commenced operations in November 2007, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Rainier, performance information regarding the Large Cap Equity Portfolio is presented. Management fees paid by the Large Cap Equity Portfolio are greater than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Large Cap Equity Portfolio, the average annual return during the period would have been higher than the returns set forth below. This result assumes that the current management fee paid by the Large Cap Equity Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Large Cap Equity Portfolio will vary.

The table below compares the Large Cap Equity Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Russell 1000 Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------------
                                                  1 Year  5 Year 10 Year
------------------------------------------------- ------  ------ -------
Large Cap Equity Portfolio--Institutional shares  -40.70% -0.96%  -0.04%
S&P 500 Index                                     -37.00% -2.19%  -1.38%
Russell 1000 Growth Index                         -38.44% -3.42%  -4.27%

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

TURNER INVESTMENT PARTNERS, INC. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is the Adviser to the Turner Mid Cap Growth Portfolio of the Trust. Turner has been an investment manager since 1990 and as of December 31, 2008 managed approximately $15.4 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is managed by a team composed of CHRISTOPHER K. MCHUGH, lead portfolio manager, TARA R. HEDLUND, CFA, CPA and JASON D. SCHROTBERGER, CFA, each a co-manager and a principal of Turner. Mr. McHugh has managed the Portfolio since inception. Ms. Hedlund and Mr. Schrotberger joined the Portfolio in 2006.

  . Mr. McHugh began his investment career in 1986 and joined Turner when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund began her investment career in 1995 and joined Turner in 2000. Mr. Schrotberger started his investment career in 1994 and joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.

THE MASTER FUNDS' INVESTMENT ADVISER

Under the terms of the agreement between the investment adviser and the American Funds, the investment adviser develops a plan for investing the assets of each Master Fund, selects the assets to be purchased and sold by the Master Fund, selects the broker-dealer or broker-dealers through which the Master Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Master Funds is the responsibility of the investment adviser's portfolio counselors. The portfolio counselors of the Master Funds are indicated below following a brief description of the investment adviser.

CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to each of the Master Funds and other mutual funds, including the American Funds. CRMC, an experienced investment management organization founded in 1931, is a wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2008, CRMC had in excess of $800 billion in assets under management.

CRMC manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The total management fee paid by each Master Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2008 is as follows:

MASTER FUND          MANAGEMENT FEE
Bond Fund*               0.39%
------------------------------------
Growth Fund*             0.32%
------------------------------------
International Fund*      0.49%
------------------------------------

* CRMC waived a portion of its management fees from September 1, 2004 through December 31, 2008. Management fees in the table above do not reflect any waivers. Please see the financial highlights table in the Master Funds' prospectus or its annual report for details.

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a Master Fund's objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of a Master Fund's portfolio. The primary portfolio counselors for each Master Fund are listed below.

BOND FUND

                                                                               Approximate Years of
                                                                                 Experience as an
                                                                               Investment Professional
     Portfolio                                   Years of Experience as        -----------------------
  Counselor for the                             Portfolio Counselor (and            With
     Fund/Title        Primary Title with       research professional, if           CRMC        Total
  (if applicable)      CRMC (or affiliate)      applicable) (approximate)      (or affiliate)   Years
------------------------------------------------------------------------------------------------------
Abner D. Goldstine      Senior Vice         13 years                                 42          57
Senior Vice President   President-Fixed     (since the Fund began operations)
                        Income, and
                        Director, CRMC
------------------------------------------------------------------------------------------------------
David C. Barclay        Senior Vice         11 years                                 21          28
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------
Mark H. Dalzell         Senior Vice         4 years                                  21          31
                        President, CRMC
------------------------------------------------------------------------------------------------------
David A. Hoag           Senior Vice         2 years                                  18          21
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------
Thomas H. Hogh          Senior Vice         2 years                                  19          22
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds Bond Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended
December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07     08
------  ------  ------  ------  ------  ------  ------  ------  ------ ------
 2.13%   4.51%   7.74%   3.56%  12.30%   5.32%   1.09%   6.57%   2.93% -9.16%

High Quarter: 4th - 2002   +5.15%
Low Quarter:  3rd - 2008   -5.47%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with: (1) the Citigroup Broad Investment Grade (BIG) Bond Index, a market capitalization-weighted index that includes fixed rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment grade corporate bonds with a maturity of one year or longer, and (2) the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
American Funds Bond Portfolio--Class C shares  -9.81% 1.04%   3.48%
Citigroup BIG Bond Index                        7.02% 5.11%   5.86%
Barclays Capital U.S. Aggregate Bond Index      5.24% 4.65%   5.63%

GROWTH FUND

                                                                          Approximate Years of
                                                                            Experience as an
                                                                          Investment Professional
    Portfolio                                 Years of Experience as      -----------------------
 Counselor for the                           Portfolio Counselor (and          With
    Fund/Title       Primary Title with     research professional, if          CRMC        Total
 (if applicable)     CRMC (or affiliate)     applicable)(approximate)     (or affiliate)   Years
-------------------------------------------------------------------------------------------------
Donnalisa P. Barnum  Senior Vice          6 years                               22          27
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Gregg E. Ireland     Senior Vice          3 years                               36          36
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Michael T. Kerr      Senior Vice          4 years                               23          25
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Ronald B. Morrow     Senior Vice          6 years (plus 6 years of prior        11          40
                     President- Capital   experience as an investment
                     World Investors      analyst for the Fund)
-------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds Growth Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended
December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
56.52%   3.96%  -18.56% -24.84% 36.17%  11.92%  15.62%   9.66%  11.79%  -43.83%

High Quarter: 4th - 1999   +30.77%
Low Quarter:  3rd - 2001   -27.12%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------------
                                                 1 Year  5 Year 10 Year
------------------------------------------------ ------- ------ -------
American Funds Growth Portfolio--Class C shares  -44.28% -2.44%  1.83%
S&P 500 Index                                    -37.00% -2.19%  1.38%

INTERNATIONAL FUND

                                                                                Approximate Years of
                                                                                  Experience as an
                                                                                Investment Professional
      Portfolio                                     Years of Experience as      -----------------------
  Counselor for the                                Portfolio Counselor (and          With
      Fund/Title        Primary Title with        research professional, if        Adviser       Total
   (if applicable)      Adviser (or affiliate)     applicable)(approximate)     (or affiliate)   Years
-                       -                       -                               -----------------------
Alwyn W. Heong            Senior Vice           13 years                              17          21
                          President-Capital
                          Research Global
                          Investors
-------------------------------------------------------------------------------------------------------
Sung Lee                  Senior Vice           3 years                               15          15
                          President-Capital
                          Research Global
                          Investors
-------------------------------------------------------------------------------------------------------
Jesper Lyckeus            Senior Vice           2 years (plus 8 years of prior        14          14
                          President-Capital     experience as an investment
                          Research Global       analyst for the Fund)
                          Investors
-------------------------------------------------------------------------------------------------------
Christopher M. Thomsen    Senior Vice           3 years                               12          12
                          President-Capital
                          Research Global
                          Investors
-------------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds International Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio had not commenced operations as of the date of this Prospectus, it does not have any operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
75.25% -22.41% -20.31% -15.18%  34.19%  18.81%  20.92%  18.50%  19.44% -42.01%

High Quarter: 4th - 1999   +42.45%
Low Quarter:  4th - 2008   -20.81%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with: (1) the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index and (2) the MSCI All Country World (ex US) Index (net). The indexes do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                 Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------------
                                                        1 Year  5 Year 10 Year
------------------------------------------------------- ------- ------ -------
American Funds International Portfolio--Class C shares  -42.46% 3.19%   3.73%
MSCI EAFE Index (net)                                   -43.38% 1.66%   0.80%
MSCI All Country World (ex US) Index (net)              -45.24% 3.00%   2.27%

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio, an Allocation Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

MASTER-FEEDER STRUCTURE

Each Master Fund will have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. As a shareholder of a Master Fund, a Feeder Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by MetLife for their voting instructions. A Feeder Portfolio has the right to switch master funds or decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of a Feeder Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

Information on the portfolio holdings of the Master Funds is posted on the American Funds website (www.americanfunds.com).

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a

Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio or Master Fund by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio or Master Fund, so long as shares of the Underlying Portfolio or Master Fund are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios, Underlying Portfolios and Master Funds are and will be so owned. Thus so long as each Portfolio, Underlying Portfolio or Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of each Master Fund, which the Feeder Portfolios will purchase, are not subject to a Rule 12b-1 fee. Similarly, the Class 1 shares and Class A shares of the Underlying Portfolios, as applicable, which the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock High Yield Portfolio and Pioneer Fund Portfolio has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock High Yield Portfolio and Pioneer Fund Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS BOND PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.87
NET REALIZED AND UNREALIZED LOSS                                      (1.83)
                                                                   ---------
TOTAL FROM INVESTMENT OPERATIONS                                      (0.96)
                                                                   ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.46)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --
                                                                   ---------
TOTAL DISTRIBUTIONS                                                   (0.46)
                                                                   ---------
NET ASSET VALUE, END OF PERIOD                                         $8.58
                                                                   ---------
TOTAL RETURN                                                       (9.61)%**
                                                                   ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $36.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.65%*
NET INVESTMENT INCOME                                                13.82%*
PORTFOLIO TURNOVER RATE                                               6.3%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      1.05%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                AMERICAN FUNDS GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.15
NET REALIZED AND UNREALIZED LOSS                                       (4.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (4.19)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.23)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.23)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.58
                                                                   ----------
TOTAL RETURN                                                       (41.84)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $68.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.65%*
NET INVESTMENT INCOME                                                  3.09%*
PORTFOLIO TURNOVER RATE                                                0.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.92%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS INTERNATIONAL PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.31
NET REALIZED AND UNREALIZED LOSS                                       (4.20)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.40)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.40)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.71
                                                                   ----------
TOTAL RETURN                                                       (38.86)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $54.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.65%*
NET INVESTMENT INCOME                                                  6.43%*
PORTFOLIO TURNOVER RATE                                                7.9%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                                 BLACKROCK HIGH YIELD PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  BLACKROCK HIGH YIELD PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  GOLDMAN SACHS MID CAP VALUE PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $13.57 $14.43  $12.54  $11.94          $10.00
                                            -------- ------  ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.17   0.18    0.14    0.15            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (4.65)   0.39    1.86    1.38            2.01
                                            -------- ------  ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (4.48)   0.57    2.00    1.53            2.10
                                            -------- ------  ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.13) (0.10)      --  (0.11)          (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.97) (1.33)  (0.11)  (0.82)          (0.11)
GAINS                                       -------- ------  ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.10) (1.43)  (0.11)  (0.93)          (0.16)
                                            -------- ------  ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.99 $13.57  $14.43  $12.54          $11.94
                                            -------- ------  ------  ------        --------
TOTAL RETURN                                (35.92)%  3.37%  16.02%  12.76%        20.98%++
                                            -------- ------  ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $278.9 $383.0  $277.9  $285.0          $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.75%  0.75%   0.79%   0.79%          0.97%+
NET INVESTMENT INCOME                          1.56%  1.27%   1.02%   1.15%          1.19%+
PORTFOLIO TURNOVER RATE                        98.5%  83.6%   67.2%   51.4%         40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.75%  0.77%   0.81%   0.79%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                          GOLDMAN SACHS MID CAP VALUE PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $13.53 $14.40  $12.55  $11.95          $10.00
                                            -------- ------  ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.14   0.14    0.11    0.11            0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (4.64)   0.39    1.85    1.39            2.04
                                            -------- ------  ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (4.50)   0.53    1.96    1.50            2.09
                                            -------- ------  ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.09) (0.07)      --  (0.08)          (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.97) (1.33)  (0.11)  (0.82)          (0.11)
GAINS                                       -------- ------  ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.06) (1.40)  (0.11)  (0.90)          (0.14)
                                            -------- ------  ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.97 $13.53  $14.40  $12.55          $11.95
                                            -------- ------  ------  ------        --------
TOTAL RETURN                                (36.07)%  3.10%  15.69%  12.54%        20.85%++
                                            -------- ------  ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $97.1 $195.7  $192.6  $137.1          $104.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       1.00%  1.00%   1.05%   1.03%          1.14%+
NET INVESTMENT INCOME                          1.26%  0.97%   0.83%   0.87%          0.71%+
PORTFOLIO TURNOVER RATE                        98.5%  83.6%   67.2%   51.4%         40.8%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    1.01%  1.02%   1.07%   1.03%          1.14%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                         PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                             RAINIER LARGE CAP EQUITY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                     NOVEMBER 1, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00              $10.00
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.07                0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.20)               0.00+
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (4.13)                0.01
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --              (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.10)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.10)              (0.01)
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $5.77              $10.00
                                                                    --------             -------
TOTAL RETURN                                                        (41.70)%             0.09%**
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $519.8              $771.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.69%              0.75%*
NET INVESTMENT INCOME                                                  0.85%              0.71%*
PORTFOLIO TURNOVER RATE                                                97.5%             11.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%              0.75%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  RAINIER LARGE CAP EQUITY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                     NOVEMBER 1, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00              $10.00
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.05               0.00+
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.19)                0.01
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (4.14)                0.01
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                      --              (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.10)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.10)              (0.01)
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $5.76              $10.00
                                                                    --------             -------
TOTAL RETURN                                                        (41.80)%             0.07%**
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $30.5                $8.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%              1.02%*
NET INVESTMENT INCOME                                                  0.63%              0.27%*
PORTFOLIO TURNOVER RATE                                                97.5%             11.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.96%              1.04%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  TURNER MID CAP GROWTH PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $15.33  $12.75 $12.13   $11.23         $10.00
                                            -------- ------- ------  -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01  (0.03)  0.00*   (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (6.88)    3.08   0.77     1.35           1.26
                                            -------- ------- ------  -------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (6.87)    3.05   0.77     1.31           1.23
                                            -------- ------- ------  -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.00)*      --     --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.14)  (0.47) (0.15)   (0.41)             --
GAINS                                       -------- ------- ------  -------      ---------
TOTAL DISTRIBUTIONS                           (1.14)  (0.47) (0.15)   (0.41)             --
                                            -------- ------- ------  -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.32  $15.33 $12.75   $12.13         $11.23
                                            -------- ------- ------  -------      ---------
TOTAL RETURN                                (48.14)%  24.49%  6.30%   11.61%        12.30%+
                                            -------- ------- ------  -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $246.8  $381.8 $274.8   $168.7          $76.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.77%   0.80%  0.87%    0.85%        0.91%++
NET INVESTMENT INCOME (LOSS)                   0.06% (0.19)%  0.03%  (0.30)%      (0.42)%++
PORTFOLIO TURNOVER RATE                       158.0%  139.8% 153.0%   156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.83%  0.92%    0.85%        0.91%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                TURNER MID CAP GROWTH PORTFOLIO

                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $15.20  $12.68  $12.09  $11.22         $10.00
                                            -------- ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                           (0.02)  (0.06)  (0.03)  (0.07)         (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (6.81)    3.05    0.77    1.35           1.27
                                            -------- ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (6.83)    2.99    0.74    1.28           1.22
                                            -------- ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME              --      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.14)  (0.47)  (0.15)  (0.41)             --
GAINS                                       -------- ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                           (1.14)  (0.47)  (0.15)  (0.41)             --
                                            -------- ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.23  $15.20  $12.68  $12.09         $11.22
                                            -------- ------- ------- -------      ---------
TOTAL RETURN                                (48.30)%  24.15%   6.07%  11.36%        12.20%+
                                            -------- ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $50.5   $94.0   $69.0   $56.9          $79.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       1.02%   1.05%   1.12%   1.10%        1.10%++
NET INVESTMENT LOSS                          (0.20)% (0.44)% (0.22)% (0.58)%      (0.72)%++
PORTFOLIO TURNOVER RATE                       158.0%  139.8%  153.0%  156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    1.07%   1.08%   1.17%   1.10%        1.10%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Series (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Series' SAI and in the prospectus for the Underlying Portfolios.

UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE AMERICAN FUNDS MASTER FUNDS, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     MetLife Defensive Strategy Portfolio

                      MetLife Moderate Strategy Portfolio

                      MetLife Balanced Strategy Portfolio

                       MetLife Growth Strategy Portfolio

                     MetLife Aggressive Strategy Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__


                                  MAY 1, 2009


 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                                   PRO-TRSTMAAP

                           ____TABLE OF CONTENTS____



            INTRODUCTION                                      3
               Understanding the Trust                        3
               Understanding the Portfolios                   3

            THE PORTFOLIOS                                    8

              INVESTMENT SUMMARY                              8
               MetLife Defensive Strategy Portfolio           9
               MetLife Moderate Strategy Portfolio            14
               MetLife Balanced Strategy Portfolio            18
               MetLife Growth Strategy Portfolio              22
               MetLife Aggressive Strategy Portfolio          26

              PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS      30
              MANAGEMENT                                      36
               The Manager                                    36
               Distribution Plan                              38

            YOUR INVESTMENT                                   39
               Shareholder Information                        39
               Dividends, Distributions and Taxes             40
               Sales and Purchases of Shares                  41

            FINANCIAL HIGHLIGHTS                              45

            FOR MORE INFORMATION                          Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only five of which are offered through this Prospectus (the "Portfolios"). Each of the five Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolios are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIOS


Each Portfolio was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Fund") which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment processes and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk-adjusted benefit to a Portfolio. Information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2009. Copies of the prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Portfolio.


The Underlying Portfolios in which the Portfolios may currently invest are:


-------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio               Lord Abbett Bond Debenture Portfolio
-------------------------------------------------------------------------------------------
Artio International Stock Portfolio              Lord Abbett Growth and Income Portfolio
-------------------------------------------------------------------------------------------
Met/Artisan Mid Cap Value Portfolio              Lord Abbett Mid Cap Value Portfolio
-------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index Portfolio  MetLife Mid Cap Stock Index Portfolio
-------------------------------------------------------------------------------------------
Batterymarch Growth and Income Portfolio         MetLife Stock Index Portfolio
-------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio            MFS(R) Emerging Markets Equity Portfolio
-------------------------------------------------------------------------------------------
BlackRock Bond Income Portfolio                  MFS(R) Research International Portfolio
-------------------------------------------------------------------------------------------
BlackRock Diversified Portfolio                  MFS(R) Total Return Portfolio
-------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio                   MFS(R) Value Portfolio
-------------------------------------------------------------------------------------------

BlackRock Large Cap Core Portfolio               Morgan Stanley EAFE(R) Index Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Portfolio              Neuberger Berman Mid Cap Value Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Portfolio      Oppenheimer Capital Appreciation Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                 Oppenheimer Global Equity Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Strategic Value Portfolio              PIMCO Inflation Protected Bond Portfolio
----------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             PIMCO Total Return Portfolio
----------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio                    Pioneer Fund Portfolio
----------------------------------------------------------------------------------------------------
Met/Dimensional International Small Company      Pioneer Strategic Income Portfolio
 Portfolio
----------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                 Rainier Large Cap Equity Portfolio
----------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Portfolio               RCM Technology Portfolio
----------------------------------------------------------------------------------------------------
FI Value Leaders Portfolio                       Russell 2000(R) Index Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                    T. Rowe Price Large Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio             T. Rowe Price Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio            T. Rowe Price Small Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio           Met/Templeton Growth Portfolio
----------------------------------------------------------------------------------------------------
Janus Forty Portfolio                            Met/Templeton International Bond Portfolio
----------------------------------------------------------------------------------------------------
Jennison Growth Portfolio                        Third Avenue Small Cap Value Portfolio
----------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                         Turner Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  Van Eck Global Natural Resources Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                Van Kampen Comstock Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio           Van Kampen Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Core Portfolio           Western Asset Management Strategic Bond
                                                   Opportunities Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Portfolio         Western Asset Management U.S. Government Portfolio
----------------------------------------------------------------------------------------------------


A Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. The Manager may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for any Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolios' opportunity to invest in the Underlying Portfolio.


The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).

                                    Defensive Moderate  Balanced   Growth   Aggressive
                                    Strategy  Strategy  Strategy  Strategy   Strategy
           Asset Class              Portfolio Portfolio Portfolio Portfolio Portfolio
--------------------------------------------------------------------------------------
Equity Underlying Portfolios           35%       50%       65%       85%       100%
--------------------------------------------------------------------------------------
    International                      8%        13%       17%       22%       27%
    Large Cap                          16%       21%       27%       36%       41%
    Mid Cap                            8%        11%       14%       18%       21%
    Small Cap                          3%        5%        7%        9%        11%
--------------------------------------------------------------------------------------
Fixed Income Underlying Portfolios     65%       50%       35%       15%        0%
--------------------------------------------------------------------------------------
    Investment Grade                   53%       40%       27%       11%        0%
    High Yield                         8%        6%        5%        2%         0%
    Foreign Fixed Income               4%        4%        3%        2%         0%
--------------------------------------------------------------------------------------




Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, a Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of each Portfolio's investments in the Underlying Portfolios are available for the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "MetLife Asset Allocation Program" where you will find actual allocations for each of the Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive investments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolios invest in Underlying Portfolios, the costs of investing in a Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in a Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates receive investment advisory fees from the Underlying Portfolios in which each Portfolio invests. In this regard, the Manager has an incentive to select and invest the Portfolios' assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Portfolios of the Trust.


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments in the Underlying Portfolios. You can lose money by investing in the Portfolios.

The SAI provides more detailed information regarding the various types of securities that each Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment advisers to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income with growth of capital, a secondary objective.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in fixed income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 65% to fixed income securities and 35% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."


The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in convertible securities and high-yield, high-risk bonds.


The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large established companies as well as those that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk



  .  Mortgage-related securities risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07          08
------     ------     ------      -------
 4.48%      8.63%      5.92%      -20.65%

High Quarter: 3rd-2006   +3.58%
Low Quarter:  4th-2008  -10.82%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Dow Jones Moderately Conservative Index and a blended index. The Dow Jones Moderately Conservative Index is an unmanaged index designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. The blended index is currently comprised of 27% Wilshire 5000 Equity Index, 65% Barclays Capital U.S. Universal Index and 8% Morgan Stanley Capital International Europe Australasia and Far East Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/08
-------------------------------------------------
                                Since   Inception
                      1 Year  Inception   Date
--------------------- ------  --------- ---------
Class A               -20.48%   -0.65%    5/2/05
Class B               -20.65%   -0.81%   11/4/04
Dow Jones Moderately
 Conservative Index   -15.27%    1.67%*
Blended Index         -13.94%    1.85%*
* Index performance is from 11/4/04.



 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 36

..  For financial highlights see page 45

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                               Class A Class B
------------------------------------------------------------------------------
Management Fee                                                  0.08%   0.08%
------------------------------------------------------------------------------
12b-1 Fees                                                      0.00%   0.25%
------------------------------------------------------------------------------
Other Expenses                                                  0.01%   0.02%
------------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                                0.60%   0.60%
------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses**   0.69%   0.95%
------------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     71 $     97
---------------------------
3 Years   $    221 $    304
---------------------------
5 Years   $    385 $    528
---------------------------
10 Years  $    861 $  1,171
---------------------------

                      METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.


The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Mortgage-related securities risk

  .  Derivatives risk

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 36

..  For financial highlights see page 47



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07         08
------     ------     ------     -------
 5.81%     10.23%      6.21%     -26.42%

High Quarter: 4th-2006   +4.43%
Low Quarter:  4th-2008  -14.23%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Dow Jones Moderate Index and a blended index. The Dow Jones Moderate Index is an unmanaged index designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. The blended index is currently comprised of 37% Wilshire 5000 Equity Index, 50% Barclays Capital U.S. Universal Index and 13% Morgan Stanley Capital International Europe Australasia and Far East Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -26.19%   -1.66%    5/2/05
Class B                   -26.42%   -1.61%   11/4/04
Dow Jones Moderate Index  -24.74%    0.79%*
Blended Index             -20.29%    0.88%*
* Index performance is from 11/4/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)




                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.07%   0.07%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.00%   0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.00%   0.00%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.63%   0.63%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses   0.70%   0.95%
----------------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The estimated expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2008.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B
-------------------------
1 Year     $ 72   $   97
-------------------------
3 Years    $225   $  304
-------------------------
5 Years    $391   $  528
-------------------------
10 Years   $873   $1,171
-------------------------

                      METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.


The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Real estate investment risk

  .  Derivatives risk

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 36

..  For financial highlights see page 49



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07         08
------     ------     ------     -------
 7.12%     11.98%      4.88%     -31.93%

High Quarter: 4th-2006   +5.56%
Low Quarter:  4th-2008  -17.84%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Dow Jones Moderate Index and a blended index. The Dow Jones Moderate Index is an unmanaged index designed for asset allocation strategies who are willing to take 60% of the risk of the global securities market. The blended index is currently comprised of 48% Wilshire 5000 Equity Index, 35% Barclays Capital U.S. Universal Index and 17% Morgan Stanley Capital International Europe Australasia and Far East Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -31.75%   -3.16%    5/2/05
Class B                   -31.93%   -2.71%   11/4/04
Dow Jones Moderate Index  -24.74%    0.79%*
Blended Index             -26.21%   -0.14%*
* Index performance is from 11/4/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.06%   0.06%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.00%   0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.00%   0.00%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.67%   0.67%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses   0.73%   0.98%
----------------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2008.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                       METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Real estate investment risk

  .  Sector risk

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 36

..  For financial highlights see page 51



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and indicates how it has changed from year to year and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07        08
------     ------     ------    -------
 9.12%     13.59%      4.70%    -37.87%

High Quarter: 4th-2006   +6.73%
Low Quarter:  4th-2008  -22.10%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Dow Jones Moderately Aggressive Index and a blended index. The Dow Jones Moderately Aggressive Index is an unmanaged index designed for asset allocation strategists who are willing to take 80% of the risk of the global securities markets. The blended index is currently comprised of 63% Wilshire 5000 Equity Index, 15% Barclays Capital U.S. Universal Index and 22% Morgan Stanley Capital International Europe Australasia and Far East Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/08
-------------------------------------------------
                                Since   Inception
                      1 Year  Inception   Date
--------------------- ------  --------- ---------
Class A               -37.74%   -4.51%    5/2/05
Class B               -37.87%   -3.64%   11/4/04
Dow Jones Moderately
 Aggressive Index     -33.17%   -0.39%*
Blended Index         -33.65%   -1.57%*
* Index performance is from 11/4/04.

FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)




                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.06%   0.06%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.00%   0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.00%   0.00%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.71%   0.71%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses   0.77%   1.02%
----------------------------------------------------------------------------



        * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2008.


Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                     METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 100% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stock of large established U.S. companies, as well, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.


The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following indirect risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk



  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

  .  Sector risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07           08
------     ------     ------       ------
10.38%     13.64%      2.89%      -40.81%

High Quarter: 4th-2006   +7.15%
Low Quarter:  4th-2008  -24.41%







 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 36

..  For financial highlights see page 53

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Dow Jones Aggressive Index and a blended index. The Dow Jones Aggressive Index is an unmanaged index designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The blended index is currently comprised of 73% Wilshire 5000 Equity Index and 27% Morgan Stanley Capital International Europe Australasia and Far East Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/08
-------------------------------------------------
                                Since   Inception
                      1 Year  Inception   Date
--------------------- ------  --------- ---------
Class A               -40.67%   -5.79%    5/2/05
Class B               -40.81%   -4.70%   11/4/04
Dow Jones Aggressive
 Index                -40.69%   -1.72%*
Blended Index         -37.18%   -2.32%*
* Index performance is from 11/4/04.


FEES AND EXPENSES:


The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                               Class A Class B
------------------------------------------------------------------------------
Management Fee                                                  0.09%   0.09%
------------------------------------------------------------------------------
12b-1 Fees                                                      0.00%   0.25%
------------------------------------------------------------------------------
Other Expenses                                                  0.01%   0.01%
------------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*         0.74%   0.74%
------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses**   0.84%   1.09%
------------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE


The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


EXAMPLE OF PORTFOLIO EXPENSES


          Class A  Class B
---------------------------
1 Year    $     86 $    112
---------------------------
3 Years   $    269 $    348
---------------------------
5 Years   $    468 $    604
---------------------------
10 Years  $  1,040 $  1,334
---------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for your particular Portfolio to determine which risks apply to the Underlying Portfolios. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the MetLife Aggressive Strategy Portfolio, the MetLife Growth Strategy Portfolio and the MetLife Balanced Strategy Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the MetLife Defensive Strategy Portfolio and MetLife Moderate Strategy Portfolio will be more impacted by credit risk and interest rate risk because 65% and 50% of their assets, respectively, will be invested in debt securities. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK


An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.


INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying

Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.


During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.


CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK


High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than an Underlying Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.


You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.


In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK


Although an Underlying Portfolio such as the Clarion Global Real Estate Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so an investment in the Underlying Portfolio will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Underlying Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Underlying Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended ("1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK


An Underlying Portfolio's investments in derivatives, if any, can significantly increase the Underlying Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Underlying Portfolio hedges imperfectly, the Underlying Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Underlying Portfolio's net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Underlying Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Underlying Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.


SECTOR RISK


Because Van Eck Global Natural Resources Portfolio concentrates its investments in the natural resources sector, it is subject to risks particularly affecting those companies, such as natural resource prices can swing sharply in response to cyclical economic conditions, political events, or the monetary policies of various countries.

In addition to other risks, an Underlying Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, manages all of the Portfolios. The Manager is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes in the portfolio management team that manages the Portfolios or to the nature and quality of the services provided to the Portfolios.

The Portfolios are managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropoliton Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.


  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.


The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and to investments in the Underlying Portfolios, which may assist the Manager in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of each Portfolio's investments among the Underlying Portfolios. The Manager is responsible for paying the consulting fees.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                              MANAGEMENT FEE
MetLife Defensive Strategy Portfolio   0.10% of first $500 million of such assets plus
                                       0.075% of such assets over $500 million up to $1 billion
                                       plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio    0.10% of first $500 million of such assets plus
                                       0.075% of such assets over $500 million up to $1 billion
                                       plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio    0.10% of first $500 million of such assets plus
                                       0.075% of such assets over $500 million up to $1 billion
                                       plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio      0.10% of first $500 million of such assets plus
                                       0.075% of such assets over $500 million up to $1 billion
                                       plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio  0.10% of first $500 million of such assets plus
                                       0.075% of such assets over $500 million up to $1 billion
                                       plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolios.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the MetLife Defensive Strategy Portfolio and MetLife Aggressive Strategy Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of each Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.10% and 0.35%, respectively, of daily net assets for Class A and Class B shares, respectively, of each Portfolio.


Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLAN

Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, each Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of each Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.


A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.


Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.


Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Manager to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING


The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.


LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING


The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.


RISKS ASSOCIATED WITH MARKET TIMING GENERALLY


While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time an Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Underlying Portfolio share prices that are based on closing prices of foreign securities established some time before the Underlying Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Underlying Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A and Class B shares financial performance for its periods of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.

  METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.28     $11.10     $10.29             $9.82
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27       0.23       0.36              0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.51)       0.46       0.56              0.43
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.24)       0.69       0.91              0.60
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)     (0.25)     (0.02)            (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.20)     (0.26)     (0.08)            (0.02)
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.36)     (0.51)     (0.10)            (0.13)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $8.68     $11.28     $11.10            $10.29
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (20.48)%      6.20%      9.01%            6.07%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $--*       $--*       $--*              $--*
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.09%(b)   0.09%(b)   0.11%(b)        0.12%(b)++
NET INVESTMENT INCOME                                  2.74%(c)   2.05%(c)   3.44%(c)        2.53%(c)++
PORTFOLIO TURNOVER RATE                                   29.5%      39.2%      35.3%            36.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.09%      0.09%      0.12%           0.12%++

--------------------------------------------------------------------------------
*  Net assets less than  1/10 of $1 million.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                           METLIFE DEFENSIVE STRATEGY PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                  NOVEMBER 4, 2004
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                            ----------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A)  2005(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $11.25   $11.09   $10.29    $9.95          $10.00
                                            -------- -------- -------- --------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.19     0.29     0.19            0.42
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (2.55)     0.46     0.59     0.26          (0.29)
                                            -------- -------- -------- --------     -----------
TOTAL FROM INVESTMENT OPERATIONS              (2.26)     0.65     0.88     0.45            0.13
                                            -------- -------- -------- --------     -----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.14)   (0.23)  (0.00)*   (0.09)          (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.20)   (0.26)   (0.08)   (0.02)              --
GAINS                                       -------- -------- -------- --------     -----------
TOTAL DISTRIBUTIONS                           (0.34)   (0.49)   (0.08)   (0.11)          (0.18)
                                            -------- -------- -------- --------     -----------
NET ASSET VALUE, END OF PERIOD                 $8.65   $11.25   $11.09   $10.29           $9.95
                                            -------- -------- -------- --------     -----------
TOTAL RETURN                                (20.65)%    5.92%    8.63%    4.48%          1.34%+
                                            -------- -------- -------- --------     -----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $1,143.4   $809.5   $541.5   $356.1          $129.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.35%(b) 0.35%(b) 0.35%(b) 0.35%(b)      0.35%(b)++
NET INVESTMENT INCOME                       2.93%(c) 1.72%(c) 2.79%(c) 1.90%(c)     26.11%(c)++
PORTFOLIO TURNOVER RATE                        29.5%    39.2%    35.3%    36.1%        0.0%+(d)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.35%    0.36%    0.39%    0.40%         0.71%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

  METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.73     $11.58     $10.57             $9.91
                                                        --------   --------   --------      -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27       0.20       0.19              1.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.22)       0.54       0.93            (0.44)
                                                        --------   --------   --------      -----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.95)       0.74       1.12              0.81
                                                        --------   --------   --------      -----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.21)     (0.27)     (0.02)            (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.28)     (0.32)     (0.09)            (0.02)
                                                        --------   --------   --------      -----------
TOTAL DISTRIBUTIONS                                      (0.49)     (0.59)     (0.11)            (0.15)
                                                        --------   --------   --------      -----------
NET ASSET VALUE, END OF PERIOD                            $8.29     $11.73     $11.58            $10.57
                                                        --------   --------   --------      -----------
TOTAL RETURN                                           (26.19)%      6.49%     10.62%            8.16%+
                                                        --------   --------   --------      -----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $0.9       $0.9       $0.9              $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.07%(b)   0.07%(b)   0.09%(b)        0.09%(b)++
NET INVESTMENT INCOME                                  2.74%(c)   1.73%(c)   1.76%(c)       17.59%(c)++
PORTFOLIO TURNOVER RATE                                   21.6%      18.1%      22.2%            22.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.07%      0.07%   0.09%(d)           0.09%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

                                            METLIFE MODERATE STRATEGY PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                  NOVEMBER 4, 2004
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                            ----------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A)  2005(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $11.70   $11.56   $10.57   $10.11          $10.00
                                            -------- -------- -------- --------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.25     0.16     0.30     0.22            0.36
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (3.23)     0.55     0.78     0.37          (0.11)
                                            -------- -------- -------- --------     -----------
TOTAL FROM INVESTMENT OPERATIONS              (2.98)     0.71     1.08     0.59            0.25
                                            -------- -------- -------- --------     -----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.18)   (0.25)  (0.00)*   (0.11)          (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.28)   (0.32)   (0.09)   (0.02)              --
GAINS                                       -------- -------- -------- --------     -----------
TOTAL DISTRIBUTIONS                           (0.46)   (0.57)   (0.09)   (0.13)          (0.14)
                                            -------- -------- -------- --------     -----------
NET ASSET VALUE, END OF PERIOD                 $8.26   $11.70   $11.56   $10.57          $10.11
                                            -------- -------- -------- --------     -----------
TOTAL RETURN                                (26.42)%    6.21%   10.23%    5.81%          2.55%+
                                            -------- -------- -------- --------     -----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $1,915.1 $2,251.9 $1,680.4 $1,170.1          $500.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.32%(b) 0.32%(b) 0.35%(b) 0.35%(b)      0.35%(b)++
NET INVESTMENT INCOME                       2.45%(c) 1.40%(c) 2.70%(c) 2.14%(c)     22.53%(c)++
PORTFOLIO TURNOVER RATE                        21.6%    18.1%    22.2%    22.6%        0.0%+(d)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.32%    0.32% 0.35%(e)    0.35%         0.45%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

  METLIFE BALANCED STRATEGY PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.15     $12.17     $10.92            $10.04
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17       0.15       0.31              0.56
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.83)       0.47       1.03              0.47
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.66)       0.62       1.34              1.03
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.53)     (0.24)     (0.02)            (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.68)     (0.40)     (0.07)            (0.02)
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (1.21)     (0.64)     (0.09)            (0.15)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.28     $12.15     $12.17            $10.92
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (31.75)%      5.16%     12.35%           10.21%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $1.7       $1.1       $0.7              $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.06%(b)   0.06%(b)   0.08%(b)        0.03%(b)++
NET INVESTMENT INCOME                                  1.75%(c)   1.22%(c)   2.74%(c)        7.70%(c)++
PORTFOLIO TURNOVER RATE                                   23.4%      17.0%      20.7%            17.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.06%      0.06%   0.08%(d)           0.03%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

                                            METLIFE BALANCED STRATEGY PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                  NOVEMBER 4, 2004
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                            ----------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A)  2005(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $12.12   $12.15   $10.92   $10.31         $10.00
                                            -------- -------- -------- --------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.19     0.13     0.26     0.22           0.28
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (3.87)     0.46     1.04     0.52           0.14
                                            -------- -------- -------- --------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (3.68)     0.59     1.30     0.74           0.42
                                            -------- -------- -------- --------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.49)   (0.22)  (0.00)*   (0.11)         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.68)   (0.40)   (0.07)   (0.02)             --
GAINS                                       -------- -------- -------- --------      ---------
TOTAL DISTRIBUTIONS                           (1.17)   (0.62)   (0.07)   (0.13)         (0.11)
                                            -------- -------- -------- --------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.27   $12.12   $12.15   $10.92         $10.31
                                            -------- -------- -------- --------      ---------
TOTAL RETURN                                (31.93)%    4.88%   11.98%    7.12%          4.19%+
                                            -------- -------- -------- --------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $4,841.9 $6,743.6 $5,167.2 $3,529.8       $1,561.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.31%(b) 0.31%(b) 0.33%(b) 0.31%(b)       0.35%(b)++
NET INVESTMENT INCOME                       1.94%(c) 1.05%(c) 2.31%(c) 2.12%(c)      17.21%(c)++
PORTFOLIO TURNOVER RATE                        23.4%    17.0%    20.7%    17.3%           0.0%+(d)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.31%    0.31% 0.33%(e)    0.31%          0.38%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

  METLIFE GROWTH STRATEGY PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.89     $12.89     $11.39            $10.19
                                                        --------   --------   --------      -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16       0.10       0.26              0.90
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.77)       0.55       1.33              0.44
                                                        --------   --------   --------      -----------
TOTAL FROM INVESTMENT OPERATIONS                         (4.61)       0.65       1.59              1.34
                                                        --------   --------   --------      -----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41)     (0.19)     (0.02)            (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.75)     (0.46)     (0.07)            (0.02)
                                                        --------   --------   --------      -----------
TOTAL DISTRIBUTIONS                                      (1.16)     (0.65)     (0.09)            (0.14)
                                                        --------   --------   --------      -----------
NET ASSET VALUE, END OF PERIOD                            $7.12     $12.89     $12.89            $11.39
                                                        --------   --------   --------      -----------
TOTAL RETURN                                           (37.74)%      5.03%     14.04%           13.20%+
                                                        --------   --------   --------      -----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $2.4       $3.8       $2.6              $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.06%(b)   0.06%(b)   0.08%(b)        0.04%(b)++
NET INVESTMENT INCOME                                  1.50%(c)   0.77%(c)   2.19%(c)       11.87%(c)++
PORTFOLIO TURNOVER RATE                                   23.0%      15.3%      19.8%            15.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.06%      0.06%   0.08%(d)           0.04%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

                                              METLIFE GROWTH STRATEGY PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                  NOVEMBER 4, 2004
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                            ----------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A)  2005(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $12.85   $12.87   $11.40   $10.56          $10.00
                                            -------- -------- -------- --------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.13     0.07     0.22     0.22            0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (4.75)     0.53     1.32     0.74            0.44
                                            -------- -------- -------- --------     -----------
TOTAL FROM INVESTMENT OPERATIONS              (4.62)     0.60     1.54     0.96            0.63
                                            -------- -------- -------- --------     -----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.37)   (0.16)  (0.00)*   (0.10)          (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.75)   (0.46)   (0.07)   (0.02)              --
GAINS                                       -------- -------- -------- --------     -----------
TOTAL DISTRIBUTIONS                           (1.12)   (0.62)   (0.07)   (0.12)          (0.07)
                                            -------- -------- -------- --------     -----------
NET ASSET VALUE, END OF PERIOD                 $7.11   $12.85   $12.87   $11.40          $10.56
                                            -------- -------- -------- --------     -----------
TOTAL RETURN                                (37.87)%    4.70%   13.59%    9.12%          6.30%+
                                            -------- -------- -------- --------     -----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $5,380.6 $8,190.5 $5,510.3 $3,206.2        $1,379.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.31%(b) 0.31%(b) 0.33%(b) 0.31%(b)      0.35%(b)++
NET INVESTMENT INCOME                       1.28%(c) 0.50%(c) 1.81%(c) 2.03%(c)     11.59%(c)++
PORTFOLIO TURNOVER RATE                        23.0%    15.3%    19.8%    15.1%        0.0%+(d)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.31%    0.31% 0.33%(e)    0.31%         0.39%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement by the Portfolio to the Manager.

  METLIFE AGGRESSIVE STRATEGY PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.61     $13.21     $11.68            $10.27
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11       0.09       0.22              0.77
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.71)       0.34       1.42              0.79
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (4.60)       0.43       1.64              1.56
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41)     (0.20)     (0.02)            (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.29)     (0.83)     (0.09)            (0.04)
DISTRIBUTIONS FROM RETURN OF CAPITAL                    (0.00)*         --         --                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (1.70)     (1.03)     (0.11)            (0.15)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $6.31     $12.61     $13.21            $11.68
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (40.67)%      3.12%     14.10%           15.12%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $0.2       $0.4       $0.3              $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.10%(b)   0.10%(b)   0.10%(b)        0.12%(b)++
NET INVESTMENT INCOME                                  1.11%(c)   0.69%(c)   1.75%(c)        1.08%(c)++
PORTFOLIO TURNOVER RATE                                   29.6%      27.2%      26.0%            18.3%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.11%      0.10%      0.11%           0.12%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized

*  Rounds to less than $0.005 per share.

(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                          METLIFE AGGRESSIVE STRATEGY PORTFOLIO


                                                                                FOR THE PERIOD FROM
                                                                                  NOVEMBER 4, 2004
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                            ----------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A)  2005(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $12.58   $13.18   $11.68   $10.69          $10.00
                                            -------- -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.08     0.05     0.18     0.20            0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (4.70)     0.35     1.41     0.91            0.64
                                            -------- -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS              (4.62)     0.40     1.59     1.11            0.72
                                            -------- -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.36)   (0.17)  (0.00)*   (0.08)          (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL
GAINS                                         (1.29)   (0.83)   (0.09)   (0.04)              --
DISTRIBUTIONS FROM RETURN OF CAPITAL         (0.00)*       --       --       --              --
                                            -------- -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                           (1.65)   (1.00)   (0.09)   (0.12)          (0.03)
                                            -------- -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                 $6.31   $12.58   $13.18   $11.68          $10.69
                                            -------- -------- -------- --------      ----------
TOTAL RETURN                                (40.81)%    2.89%   13.64%   10.38%          7.15%+
                                            -------- -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $500.9   $816.8   $855.9   $661.7          $304.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.35%(b) 0.35%(b) 0.35%(b) 0.35%(b)      0.35%(b)++
NET INVESTMENT INCOME                       0.84%(c) 0.36%(c) 1.45%(c) 1.80%(c)      4.77%(c)++
PORTFOLIO TURNOVER RATE                        29.6%    27.2%    26.0%    18.3%        0.0%+(d)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.36%    0.35%    0.36%    0.37%         0.52%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                 American Funds Balanced Allocation Portfolio



                  American Funds Growth Allocation Portfolio



                 American Funds Moderate Allocation Portfolio



                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio



                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)

                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)



                        Met/Templeton Growth Portfolio



                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolios                             3
          Understanding the Allocation Portfolios                  4
          Understanding the ETF Portfolios                         6

       THE PORTFOLIOS                                              12

         INVESTMENT SUMMARY                                        12
          American Funds Balanced Allocation Portfolio             14
          American Funds Growth Allocation Portfolio               18
          American Funds Moderate Allocation Portfolio             22
          Met/Franklin Income Portfolio                            26
          Met/Franklin Mutual Shares Portfolio                     30
          Met/Franklin Templeton Founding Strategy Portfolio       34
          SSgA Growth ETF Portfolio                                39
          SSgA Growth and Income ETF Portfolio                     45
          Met/Templeton Growth Portfolio                           51

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS              54

         MANAGEMENT                                                57
          The Manager                                              57
          The Advisers                                             60
          Distribution Plans                                       65

       YOUR INVESTMENT                                             65
          Shareholder Information                                  65
          Dividends, Distributions and Taxes                       66
          Sales and Purchases of Shares                            68

       FINANCIAL HIGHLIGHTS                                        72

       APPENDIX A                                                 A-1

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only nine of which are offered through this Prospectus (the "Portfolios"). Each of the nine Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS

Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.


Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------


There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small-cap, mid-cap equity and international securities).



                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.


The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.


UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.


Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.


SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.




 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.



                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------



The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.


The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS


  In addition to the Allocation Portfolios and ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.


--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS



 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.



 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.



INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios or Underlying ETFs.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager.

A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few in-dustries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 57

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 72


and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 57

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 74


reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 57

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 76


and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.


The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.


The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.


The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk


If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.


In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the

 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 61

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 78


volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 61.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.


In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.


While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 62

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 80



When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 62.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.



 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 57

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 82

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.


The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk


  .  High yield debt security risk


  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:


..  SSgA Funds Management, Inc. see page 63

..  For financial highlights see page 84



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%


The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."


The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.


The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.






 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:


..  SSgA Funds Management, Inc. see page 63

..  For financial highlights see page 87



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 64

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 90


these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 64.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Met/Templeton Growth Portfolio will be more impacted by market risk because its assets primarily will be invested in equity securities while fixed income funds such as the Met/Franklin Income Portfolio will be more impacted by credit risk and interest rate risk because more of its assets will generally be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio or Underlying ETF, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO, EACH ETF PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS OR UNDERLYING ETFS, AS THE CASE MAY BE.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.



MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio or the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.


With respect to each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the

Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. Each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth
M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.




As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                     MANAGEMENT FEE
American Funds Balanced Allocation Portfolio      0.10%
-------------------------------------------------------------
American Funds Growth Allocation Portfolio        0.10%
-------------------------------------------------------------
American Funds Moderate Allocation Portfolio      0.10%
-------------------------------------------------------------

PORTFOLIO                                           MANAGEMENT FEE
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
---------------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/2/                        0.33% of first $500 million of such assets plus
                                                    0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/2/             0.33% of first $500 million of such assets plus
                                                    0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio/3/                   0.70% of first $100 million of such assets plus
                                                    0.68% of such assets over $100 million up to $250 million
                                                    plus 0.67% of such assets over $250 million up to $500
                                                    million plus 0.66% of such assets over $500 million up to
                                                    $750 million plus 0.65% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------


1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.

2 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.


3 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.

  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio, each ETF Portfolio and Met/Franklin Templeton

Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 American Funds Balanced Allocation Portfolio                  0.10%
 American Funds Growth Allocation Portfolio                    0.10%
 American Funds Moderate Allocation Portfolio                  0.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.


FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%





FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%




SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%



DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio, an Allocation Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.



DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.


Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


The Class 1 shares and Class A shares of the Underlying Portfolios, as applicable, which the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price

(a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.


                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                                  MET/FRANKLIN INCOME PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                                 MET/TEMPLETON GROWTH PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS


Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Series (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Series' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                        BlackRock High Yield Portfolio
                      BlackRock Large Cap Core Portfolio
                     Clarion Global Real Estate Portfolio
                       Dreman Small Cap Value Portfolio
                         Met/Franklin Income Portfolio
                     Met/Franklin Mutual Shares Portfolio
              Met/Franklin Templeton Founding Strategy Portfolio
                           Lazard Mid Cap Portfolio
                       Legg Mason Value Equity Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                      Lord Abbett Mid Cap Value Portfolio
                   MFS(R) Emerging Markets Equity Portfolio
                    MFS(R) Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                            Pioneer Fund Portfolio
                      Pioneer Strategic Income Portfolio
                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)
                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)
                    T. Rowe Price Mid Cap Growth Portfolio
                        Met/Templeton Growth Portfolio
                  Met/Templeton International Bond Portfolio
                         Van Kampen Comstock Portfolio
                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                   PAGE

     INTRODUCTION                                                   3
         Understanding the Trust                                    3
         Understanding the Portfolios                               3
         Understanding the ETF Portfolios                           4

     THE PORTFOLIOS                                                 9

      INVESTMENT SUMMARY                                            9
         BlackRock High Yield Portfolio                             11
         BlackRock Large Cap Core Portfolio                         17
         Clarion Global Real Estate Portfolio                       21
         Dreman Small Cap Value Portfolio                           24
         Met/Franklin Income Portfolio                              27
         Met/Franklin Mutual Shares Portfolio                       31
         Met/Franklin Templeton Founding Strategy Portfolio         35
         Lazard Mid Cap Portfolio                                   40
         Legg Mason Value Equity Portfolio                          43
         Lord Abbett Bond Debenture Portfolio                       46
         Lord Abbett Growth and Income Portfolio                    51
         Lord Abbett Mid Cap Value Portfolio                        54
         MFS(R) Emerging Markets Equity Portfolio                   57
         MFS(R) Research International Portfolio                    61
         Oppenheimer Capital Appreciation Portfolio                 64
         PIMCO Inflation Protected Bond Portfolio                   67
         PIMCO Total Return Portfolio                               72
         Pioneer Fund Portfolio                                     77
         Pioneer Strategic Income Portfolio                         80
         SSgA Growth ETF Portfolio                                  85
         SSgA Growth and Income ETF Portfolio                       91
         T. Rowe Price Mid Cap Growth Portfolio                     97
         Met/Templeton Growth Portfolio                            100
         Met/Templeton International Bond Portfolio                103
         Van Kampen Comstock Portfolio                             107
         Van Kampen Mid Cap Growth Portfolio                       111

      PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS                 115
      MANAGEMENT                                                   119
         The Manager                                               119
         The Advisers                                              123
         Distribution Plans                                        138

     YOUR INVESTMENT                                               139
         Shareholder Information                                   139
         Dividends, Distributions and Taxes                        140
         Sales and Purchases of Shares                             141

     FINANCIAL HIGHLIGHTS                                          146

     FOR MORE INFORMATION                                       Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twenty-six of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-six Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.

ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.

                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
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Equities                                                80%           60%
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    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  In addition to the ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, MetLife Advisers, LLC (the "Manager") will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

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BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios or Underlying ETFs.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

Manager. A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --


 PORTFOLIO MANAGEMENT:

..  BlackRock Financial Management, Inc. see page 124

..  For financial highlights see page 146

For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 125.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --




 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 124

..  For financial highlights see page 148

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 129

..  For financial highlights see page 151


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 130.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.


 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 126

..  For financial highlights see page 154

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.

The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 126.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.






 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 126

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 156

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 128.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:

..  Franklin Mutual Advisers, LLC see page 128

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 158

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 119

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 160


PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not


 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 130

.. For financial highlights see page 162 include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 131

..  For financial highlights see page 165

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 131

..  For financial highlights see page 168

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 131

..  For financial highlights see page 171

performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 131

..  For financial highlights see page 173

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 132

..  For financial highlights see page 175


these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 132.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 132

..  For financial highlights see page 177


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 135

..  For financial highlights see page 180

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 135

..  For financial highlights see page 183

small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 135

.. For financial highlights see page 186 one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 136

..  For financial highlights see page 189


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private




 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 136

.. For financial highlights see page 190 placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 136

..  For financial highlights see page 192


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.






 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 136

..  For financial highlights see page 195


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 137

..  For financial highlights see page 198


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 138.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.


 PORTFOLIO MANAGEMENT:

..  Templeton Global Advisors Limited see page 137

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 201

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

                  MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Current income with capital appreciation and growth of income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. In addition, the Portfolio's assets will be invested in issuers located in at least three different countries (including the U.S.). The Portfolio's investments in U.S. issuers will not exceed 20% of its net assets.

Although the Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's, Ratings Services and Moody's Investors Service, Inc. are considered investment grade. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds." The Portfolio may invest a significant portion (generally about 25%-50%) of its total assets in emerging markets.

The Adviser employs a fundamental, research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rates and currency trends. The Adviser selects investments in countries based upon its assessment of changing market, political and economic conditions, seeking to identify imbalances leading to value in developed and emerging countries, and precisely isolating interest rate, currency, and sovereign credit exposures. The Adviser believes that an active management approach, based on top-down, in-depth research of macroeconomic factors, combined with bottom-up fundamental valuations and portfolio construction, can provide investors the best potential for superior risk-adjusted returns.

For purposes of pursuing its investment objective, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. Currency forwards, futures contracts and swaps could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio or sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as swap agreements which may include interest rate, index, total return, currency and credit default swaps.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio's investments in foreign derivative transactions may result in net short currency exposures. The successful use of foreign derivative transactions will usually depend on the Adviser's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 126.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2009 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.






 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 126

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.60%   0.60%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.25%   0.25%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.85%   1.10%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     87 $    113
--------------------------
3 Years  $    272 $    352
--------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 133

..  For financial highlights see page 203

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 115, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 134.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 133

..  For financial highlights see page 205

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio or Underlying ETF, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ETF PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS OR UNDERLYING ETFS, AS THE CASE MAY BE.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Met/Franklin Templeton Founding Strategy Portfolio or the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department.

    Currently, Mr. Olson manages the assets under MetLife's Employee Benefit
     Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                           MANAGEMENT FEE
BlackRock High Yield Portfolio                      0.60%
-----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                  0.625% of first $250 million of such assets plus
                                                    0.60% of such assets over $250 million up to $500 million
                                                    plus 0.575% of such assets over $500 million up to $1
                                                    billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
-----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
-----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                    0.800% of first $100 million of such assets plus
                                                    0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                                    billion plus 0.725% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
-----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                            0.70% of first $500 million of such assets plus
                                                    0.675% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/2/                0.65% of first $200 million of such assets plus
                                                    0.63% of such assets over $200 million
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                0.60% of first $250 million of such assets plus
                                                    0.55% of such assets over $250 million up to $500 million
                                                    plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             0.60% of first $600 million of such assets plus
                                                    0.55% of such assets over $600 million up to $1.1 billion
                                                    plus 0.50% of such assets over $1.1 billion up to $1.5
                                                    billion plus 0.45% of such assets over $1.5 billion
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
Lord Abbett Mid Cap Value Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/3/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio          0.60% of first $500 million of such assets plus
                                            0.55% of such assets over $500 million up to $1 billion
                                            plus 0.53% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/4/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/4/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/5/   0.75%
---------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio/6/           0.70% of first $100 million of such assets plus
                                            0.68% of such assets over $100 million up to $250 million
                                            plus 0.67% of such assets over $250 million up to $500
                                            million plus 0.66% of such assets over $500 million up to
                                            $750 million plus 0.65% of such assets over $750 million
---------------------------------------------------------------------------------------------------------
Met/Templeton International Bond Portfolio  0.60%
---------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio               0.65% of first $500 million of such assets plus
                                            0.60% of such assets over $500 million up to $1 billion
                                            plus 0.525% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------

1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.

  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.
2 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
3 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
4 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.
5 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

6 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each ETF Portfolio and Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 Dreman Small Cap Value Portfolio                              1.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 MFS(R) Emerging Markets Equity Portfolio                      1.30%
 Oppenheimer Capital Appreciation Portfolio                    0.75%
 Pioneer Fund Portfolio                                        1.00%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%
 Met/Templeton International Bond Portfolio                    1.00%
 Van Kampen Mid Cap Growth Portfolio                           0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Met/Franklin Templeton Founding Strategy Portfolio, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income and Met/Templeton International Bond Portfolios of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

MET/FRANKLIN INCOME PORTFOLIO

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in

April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%

MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

  . MICHAEL HASENSTAB, PH.D., as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Dr. Hasenstab is Senior Vice President of Franklin Templeton Fixed Income Group. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton International Bond Portfolio and the Templeton Global Bond Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton International Bond Portfolio commenced operations in May 2009, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Templeton Global Bond Fund is presented. Management fees paid by the Templeton Global Bond Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Global Bond Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Global Bond Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Global Bond Fund and the Portfolio will vary.

The table below compares the Templeton Global Bond Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Citigroup World Government Bond Index ("Citigroup WGBI"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                           1 Year 5 Year 10 Year
------------------------------------------ ------ ------ -------
Templeton Global Bond Fund--Advisor Class   6.47%  8.51%  8.48%
Citigroup WGBI                             10.89%  6.05%  5.90%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the

Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive
     Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class A shares of the Underlying Portfolios, which the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the

Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2008, December 31,
2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

                                                 BLACKROCK HIGH YIELD PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  BLACKROCK HIGH YIELD PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

  PIONEER STRATEGIC INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                           Lazard Mid Cap Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Lazard Mid Cap Portfolio                         7
              Lord Abbett Bond Debenture Portfolio             11
              Lord Abbett Growth and Income Portfolio          16
              Lord Abbett Mid Cap Value Portfolio              19
              MFS(R) Emerging Markets Equity Portfolio         22
              MFS(R) Research International Portfolio          26
              Oppenheimer Capital Appreciation Portfolio       29
              PIMCO Total Return Portfolio                     32
              Pioneer Fund Portfolio                           37
              Van Kampen Mid Cap Growth Portfolio              40

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      44
             MANAGEMENT                                        47
              The Manager                                      47
              The Advisers                                     49
              Distribution Plans                               55

           YOUR INVESTMENT                                     55
              Shareholder Information                          55
              Dividends, Distributions and Taxes               56
              Sales and Purchases of Shares                    57

           FINANCIAL HIGHLIGHTS                                61

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only ten of which are offered through this Prospectus (the "Portfolios"). Each of the ten Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 50

..  For financial highlights see page 61

policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 50

..  For financial highlights see page 64


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The
Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  -------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --




 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 50

..  For financial highlights see page 67

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 50

..  For financial highlights see page 69


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ -------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 51

.. For financial highlights see page 71 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 52.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 51

.. For financial highlights see page 73 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 54

..  For financial highlights see page 76


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 54

.. For financial highlights see page 79 one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 54

..  For financial highlights see page 82


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 52

..  For financial highlights see page 83

indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 53.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Lazard Mid Cap Portfolio will be more impacted by market risk because its assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio will be more impacted by credit risk and interest rate risk because its assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                   MANAGEMENT FEE
Lazard Mid Cap Portfolio                    0.70% of first $500 million of such assets plus
                                            0.675% of such assets over $500 million up to $1 billion
                                            plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio        0.60% of first $250 million of such assets plus
                                            0.55% of such assets over $250 million up to $500 million
                                            plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio     0.60% of first $600 million of such assets plus
                                            0.55% of such assets over $600 million up to $1.1 billion
                                            plus 0.50% of such assets over $1.1 billion up to $1.5
                                            billion plus 0.45% of such assets over $1.5 billion
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/1/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------

1 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
     PORTFOLIOS                                  (% OF DAILY NET ASSETS)
     Lazard Mid Cap Portfolio                              0.80%
     MFS(R) Emerging Markets Equity Portfolio              1.30%
     Oppenheimer Capital Appreciation Portfolio            0.75%
     Pioneer Fund Portfolio                                1.00%
     Van Kampen Mid Cap Growth Portfolio                   0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.

       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter

(but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the case of Pioneer Fund Portfolio has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to Pioneer Fund Portfolio.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                         PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                 American Funds Balanced Allocation Portfolio

                  American Funds Growth Allocation Portfolio

                 American Funds Moderate Allocation Portfolio

                     Clarion Global Real Estate Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)

                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)

                    T. Rowe Price Mid Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                         Van Kampen Comstock Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                  PAGE

       INTRODUCTION                                                3
           Understanding the Trust                                 3
           Understanding the Portfolios                            3
           Understanding the Allocation Portfolios                 4
           Understanding the ETF Portfolios                        6

       THE PORTFOLIOS                                              11

        INVESTMENT SUMMARY                                         11
           Met/AIM Small Cap Growth Portfolio                      13
           American Funds Balanced Allocation Portfolio            17
           American Funds Growth Allocation Portfolio              21
           American Funds Moderate Allocation Portfolio            25
           Clarion Global Real Estate Portfolio                    29
           Lazard Mid Cap Portfolio                                32
           Legg Mason Partners Aggressive Growth Portfolio         36
           Legg Mason Value Equity Portfolio                       39
           Lord Abbett Bond Debenture Portfolio                    42
           Lord Abbett Growth and Income Portfolio                 47
           Lord Abbett Mid Cap Value Portfolio                     50
           MFS(R) Emerging Markets Equity Portfolio                53
           MFS(R) Research International Portfolio                 57
           Oppenheimer Capital Appreciation Portfolio              60
           PIMCO Total Return Portfolio                            63
           Pioneer Fund Portfolio                                  68
           SSgA Growth ETF Portfolio                               71
           SSgA Growth and Income ETF Portfolio                    77
           T. Rowe Price Mid Cap Growth Portfolio                  83
           Third Avenue Small Cap Value Portfolio                  86
           Van Kampen Comstock Portfolio                           89
           Van Kampen Mid Cap Growth Portfolio                     93

        PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS               97
        MANAGEMENT                                                101
           The Manager                                            101
           The Advisers                                           105
           Distribution Plans                                     115

       YOUR INVESTMENT                                            115
           Shareholder Information                                115
           Dividends, Distributions and Taxes                     116
           Sales and Purchases of Shares                          118

       FINANCIAL HIGHLIGHTS                                       122

       APPENDIX A                                                 A-1

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twenty-two of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-two Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS

Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small-cap, mid-cap equity and international securities).

                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.



 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.

                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  Each of the Allocation Portfolios and ETF Portfolios discussed above is a "fund of funds" that invests in other registered investment companies.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios or Underlying ETFs.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager.


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06        07          08
    ------     ------       -----      ------     ------     ------     -------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 107

..  For financial highlights see page 122

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large-cap, small-cap, mid-cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few in-dustries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------


 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 101

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 125

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses



 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 101

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 127
           of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------



 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 101

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 129

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 106

..  For financial highlights see page 131


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07          08
------    ------     ------      ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 107.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not


 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 108

.. For financial highlights see page 134 include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 105

..  For financial highlights see page 137

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 106.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 108

..  For financial highlights see page 140

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       -------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 109

..  For financial highlights see page 143

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 109

..  For financial highlights see page 146

performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 109

..  For financial highlights see page 148

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 110

..  For financial highlights see page 150


these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 110.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 110

..  For financial highlights see page 152


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 113

..  For financial highlights see page 155

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 113

..  For financial highlights see page 158


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 113

..  For financial highlights see page 161

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.


PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 113

..  For financial highlights see page 162


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.






 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 113

..  For financial highlights see page 165


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 114

..  For financial highlights see page 168


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%



 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 114

..  For financial highlights see page 171

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 111

..  For financial highlights see page 173

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 97, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 112.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 111

..  For financial highlights see page 175

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Lazard Mid Cap Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and PIMCO Total Return Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio or Underlying ETF, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO AND EACH ETF PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS OR UNDERLYING ETFS, AS THE CASE MAY BE.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios or the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

With respect to each Allocation Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. Each Allocation Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel
A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                        MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio               0.88% of first $500 million of such assets plus
                                                 0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Portfolio     0.10%
--------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation Portfolio       0.10%
--------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation Portfolio     0.10%
--------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             0.70% of first $200 million of such assets plus
                                                 0.65% of such assets over $200 million up to $750 million
                                                 plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                         0.70% of first $500 million of such assets plus
                                                 0.675% of such assets over $500 million up to $1 billion
                                                 plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  0.65% of first $500 million of such assets plus
                                                 0.60% of such assets over $500 million up to $1 billion
                                                 plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/1/             0.65% of first $200 million of such assets plus
                                                 0.63% of such assets over $200 million
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio             0.60% of first $250 million of such assets plus
                                                 0.55% of such assets over $250 million up to $500 million
                                                 plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
Lord Abbett Growth and Income Portfolio     0.60% of first $600 million of such assets plus
                                            0.55% of such assets over $600 million up to $1.1 billion
                                            plus 0.50% of such assets over $1.1 billion up to $1.5
                                            billion plus 0.45% of such assets over $1.5 billion
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/2/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/3/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/3/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/4/   0.75%
---------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio      0.75% of first $1 billion of such assets plus
                                            0.70% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio               0.65% of first $500 million of such assets plus
                                            0.60% of such assets over $500 million up to $1 billion
                                            plus 0.525% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------

1 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
2 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
3 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.

4 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio and each ETF Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                  TOTAL EXPENSES LIMITED TO
    PORTFOLIOS                                    (% OF DAILY NET ASSETS)
    American Funds Balanced Allocation Portfolio            0.10%
    American Funds Growth Allocation Portfolio              0.10%
    American Funds Moderate Allocation Portfolio            0.10%
    Lazard Mid Cap Portfolio                                0.80%
    MFS(R) Emerging Markets Equity Portfolio                1.30%
    Oppenheimer Capital Appreciation Portfolio              0.75%
    Pioneer Fund Portfolio                                  1.00%
    SSgA Growth ETF Portfolio                               0.55%
    SSgA Growth and Income ETF Portfolio                    0.55%
    Van Kampen Mid Cap Growth Portfolio                     0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston, Massachusetts 02109, is the Adviser to the Pioneer Fund Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over

$1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, an Allocation

Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of the Underlying Portfolios which the Allocation Portfolios will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the case of Pioneer Fund Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to Pioneer Fund Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Series (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Series' SAI and in the prospectus for the Underlying Portfolios.

UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio



                        BlackRock High Yield Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                       Dreman Small Cap Value Portfolio



                     Met/Franklin Mutual Shares Portfolio



                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio



                       Legg Mason Value Equity Portfolio



                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio



                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio



                    T. Rowe Price Mid Cap Growth Portfolio



                    Third Avenue Small Cap Value Portfolio



                         Van Kampen Comstock Portfolio

                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Met/AIM Small Cap Growth Portfolio               7
              BlackRock High Yield Portfolio                   11
              BlackRock Large Cap Core Portfolio               17
              Clarion Global Real Estate Portfolio             21
              Dreman Small Cap Value Portfolio                 24
              Met/Franklin Mutual Shares Portfolio             27
              Harris Oakmark International Portfolio           31
              Janus Forty Portfolio                            35
              Lazard Mid Cap Portfolio                         38
              Legg Mason Value Equity Portfolio                42
              Lord Abbett Growth and Income Portfolio          45
              Lord Abbett Mid Cap Value Portfolio              48
              MFS(R) Emerging Markets Equity Portfolio         51
              MFS(R) Research International Portfolio          55
              PIMCO Inflation Protected Bond Portfolio         58
              PIMCO Total Return Portfolio                     63
              Pioneer Fund Portfolio                           68
              Pioneer Strategic Income Portfolio               71
              T. Rowe Price Mid Cap Growth Portfolio           76
              Third Avenue Small Cap Value Portfolio           79
              Van Kampen Comstock Portfolio                    82
              Van Kampen Mid Cap Growth Portfolio              86

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      90
             MANAGEMENT                                        93
              The Manager                                      93
              The Advisers                                     96
              Distribution Plans                              109

           YOUR INVESTMENT                                    109
              Shareholder Information                         109
              Dividends, Distributions and Taxes              110
              Sales and Purchases of Shares                   111

           FINANCIAL HIGHLIGHTS                               116

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twenty-two of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-two Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS

    What are the specific risks of investing in the Portfolio?


    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.


To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It



 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 102

..  For financial highlights see page 116

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --


 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 97

..  For financial highlights see page 119

For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 98.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --




 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 97

..  For financial highlights see page 121

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 100

..  For financial highlights see page 124



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%




The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 101.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.


 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, L.L.C. see page 99

..  For financial highlights see page 127

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 100.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 99

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 129

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 100

..  For financial highlights see page 131

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 102

..  For financial highlights see page 134


effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%





 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 102

..  For financial highlights see page 137

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%







 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 103

..  For financial highlights see page 140

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 103

..  For financial highlights see page 143


performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 103

..  For financial highlights see page 145

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 104

..  For financial highlights see page 147



these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%


For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 104.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 104

..  For financial highlights see page 149



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 107

.. For financial highlights see page 152 index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 107

..  For financial highlights see page 155



Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%


 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 107

..  For financial highlights see page 158

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 107

..  For financial highlights see page 159



The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 108

..  For financial highlights see page 161

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 108

..  For financial highlights see page 164



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 105

..  For financial highlights see page 166



The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 90, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 105

..  For financial highlights see page 168


indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.


For information on Van Kampen's prior performance with comparable funds, see page 106.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because its assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the

Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio         0.88% of first $500 million of such assets plus
                                           0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio             0.60%
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio         0.625% of first $250 million of such assets plus
                                           0.60% of such assets over $250 million up to $500 million
                                           plus 0.575% of such assets over $500 million up to $1
                                           billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio       0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio           0.800% of first $100 million of such assets plus
                                           0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                           billion plus 0.725% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio       0.80%
--------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/1/  0.85% of first $100 million of such assets plus
                                           0.80% of such assets over $100 million up to $1 billion
                                           plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                      0.65% on first $1 billion of such assets plus
                                           0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/2/       0.65% of first $200 million of such assets plus
                                           0.63% of such assets over $200 million
--------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus
                                           0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/3/                  0.70% of first $200 million plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.60% of first $500 million of such assets plus
                                           0.55% of such assets over $500 million up to $1 billion
                                           plus 0.53% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/4/  0.75%
--------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio              0.65% of first $500 million of such assets plus
                                           0.60% of such assets over $500 million up to $1 billion
                                           plus 0.525% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------



1 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
2 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
3 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
4 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.

  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                (% OF DAILY NET ASSETS)
      Dreman Small Cap Value Portfolio                    1.10%
      Met/Franklin Mutual Shares Portfolio                0.90%
      Lazard Mid Cap Portfolio                            0.80%
      MFS(R) Emerging Markets Equity Portfolio            1.30%
      Pioneer Fund Portfolio                              1.00%
      Van Kampen Mid Cap Growth Portfolio                 0.90%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of

Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and

    JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice
     Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%



DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.



FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.




LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include

    B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.



T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.



THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc.

Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.



DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.



DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.


Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, Portfolio, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2008, December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.


                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK HIGH YIELD PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                                 BLACKROCK HIGH YIELD PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                         PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER STRATEGIC INCOME PORTFOLIO

                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
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                      Met/AIM Small Cap Growth Portfolio

                      BlackRock Large Cap Core Portfolio

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                       Dreman Small Cap Value Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                       Legg Mason Value Equity Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                         Van Kampen Comstock Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Met/AIM Small Cap Growth Portfolio               7
              BlackRock Large Cap Core Portfolio               11
              Clarion Global Real Estate Portfolio             15
              Dreman Small Cap Value Portfolio                 18
              Janus Forty Portfolio                            21
              Lazard Mid Cap Portfolio                         24
              Legg Mason Value Equity Portfolio                27
              Lord Abbett Growth and Income Portfolio          30
              Lord Abbett Mid Cap Value Portfolio              33
              MFS(R) Emerging Markets Equity Portfolio         36
              MFS(R) Research International Portfolio          40
              PIMCO Inflation Protected Bond Portfolio         43
              PIMCO Total Return Portfolio                     48
              Pioneer Fund Portfolio                           53
              Pioneer Strategic Income Portfolio               56
              Van Kampen Comstock Portfolio                    61
              Van Kampen Mid Cap Growth Portfolio              65

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      69

             MANAGEMENT                                        72
              The Manager                                      73
              The Advisers                                     75
              Distribution Plans                               84

           YOUR INVESTMENT                                     85
              Shareholder Information                          85
              Dividends, Distributions and Taxes               86
              Sales and Purchases of Shares                    87

           FINANCIAL HIGHLIGHTS                                91

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only seventeen of which are offered through this Prospectus (the "Portfolios"). Each of the seventeen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

              Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06        07          08
    ------     ------       -----      ------     ------     ------     ------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                  High Quarter:   2nd - 2003      +20.75%
                  Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 77

..  For financial highlights see page 91

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --




 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 75

..  For financial highlights see page 94

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 76

..  For financial highlights see page 97


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 77.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.


 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 76

..  For financial highlights see page 100

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 78

..  For financial highlights see page 102

effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.


 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 78

..  For financial highlights see page 105

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 79

..  For financial highlights see page 108

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --




 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 79

..  For financial highlights see page 111

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 79

..  For financial highlights see page 113


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 80

.. For financial highlights see page 115 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 80.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 80

.. For financial highlights see page 117 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 83

..  For financial highlights see page 120

small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 83

..  For financial highlights see page 123

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 83

..  For financial highlights see page 126


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 83

..  For financial highlights see page 127

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 81

..  For financial highlights see page 129

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 69, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 82.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 81

..  For financial highlights see page 131

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the PIMCO Inflation Protected Bond Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                 MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio        0.88% of first $500 million of such assets plus
                                          0.83% of such assets over $500 million
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BlackRock Large Cap Core Portfolio        0.625% of first $250 million of such assets plus
                                          0.60% of such assets over $250 million up to $500 million
                                          plus 0.575% of such assets over $500 million up to $1
                                          billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
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Clarion Global Real Estate Portfolio      0.70% of first $200 million of such assets plus
                                          0.65% of such assets over $200 million up to $750 million
                                          plus 0.55% of such assets over $750 million
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Dreman Small Cap Value Portfolio          0.800% of first $100 million of such assets plus
                                          0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                          billion plus 0.725% of such assets over $1 billion
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Janus Forty Portfolio                     0.65% on first $1 billion of such assets plus
                                          0.60% of such assets over $1 billion
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Lazard Mid Cap Portfolio                  0.70% of first $500 million of such assets plus
                                          0.675% of such assets over $500 million up to $1 billion
                                          plus 0.60% of such assets over $1 billion
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Legg Mason Value Equity Portfolio/1/      0.65% of first $200 million of such assets plus
                                          0.63% of such assets over $200 million
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Lord Abbett Growth and Income Portfolio   0.60% of first $600 million of such assets plus
                                          0.55% of such assets over $600 million up to $1.1 billion
                                          plus 0.50% of such assets over $1.1 billion up to $1.5
                                          billion plus 0.45% of such assets over $1.5 billion
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Lord Abbett Mid Cap Value Portfolio       0.70% of first $200 million of such assets plus
                                          0.65% of such assets over $200 million up to $500 million
                                          plus 0.625% of such assets over $500 million
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MFS(R) Emerging Markets Equity Portfolio  1.05% of first $250 million of such assets plus
                                          1.00% of such assets over $250 million up to $500 million
                                          plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
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PORTFOLIO                                 MANAGEMENT FEE
MFS(R) Research International Portfolio   0.80% of first $200 million of such assets plus
                                          0.75% of such assets over $200 million up to $500 million
                                          plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
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PIMCO Inflation Protected Bond Portfolio  0.50% of first $1.2 billion of such assets plus
                                          0.45% of such assets over $1.2 billion
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PIMCO Total Return Portfolio              0.50% of first $1.2 billion of such assets plus
                                          0.475% of such assets over $1.2 billion
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Pioneer Fund Portfolio/2/                 0.70% of first $200 million plus
                                          0.65% of such assets over $200 million up to $500 million
                                          plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
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Pioneer Strategic Income Portfolio        0.60% of first $500 million of such assets plus
                                          0.55% of such assets over $500 million up to $1 billion
                                          plus 0.53% of such assets over $1 billion
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Van Kampen Comstock Portfolio             0.65% of first $500 million of such assets plus
                                          0.60% of such assets over $500 million up to $1 billion
                                          plus 0.525% of such assets over $1 billion
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Van Kampen Mid Cap Growth Portfolio       0.70% of first $200 million of such assets plus
                                          0.65% of such assets over $200 million up to $500 million
                                          plus 0.625% of such assets over $500 million
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1 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
2 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                (% OF DAILY NET ASSETS)
      Dreman Small Cap Value Portfolio                    1.10%
      Lazard Mid Cap Portfolio                            0.80%
      MFS(R) Emerging Markets Equity Portfolio            1.30%
      Pioneer Fund Portfolio                              1.00%
      Van Kampen Mid Cap Growth Portfolio                 0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC

Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco

Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap
    and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these inter-mediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2008, December 31,
2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                         PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER STRATEGIC INCOME PORTFOLIO

                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio



                           Lazard Mid Cap Portfolio



                       Legg Mason Value Equity Portfolio



                     Lord Abbett Bond Debenture Portfolio



                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio



                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio



                    Third Avenue Small Cap Value Portfolio



                         Van Kampen Comstock Portfolio

                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                               PAGE

         INTRODUCTION                                           3
             Understanding the Trust                            3
             Understanding the Portfolios                       3

         THE PORTFOLIOS                                         5

          INVESTMENT SUMMARY                                    5
             Met/AIM Small Cap Growth Portfolio                 7
             Lazard Mid Cap Portfolio                           11
             Legg Mason Value Equity Portfolio                  15
             Lord Abbett Bond Debenture Portfolio               18
             MFS(R) Emerging Markets Equity Portfolio           23
             MFS(R) Research International Portfolio            27
             Oppenheimer Capital Appreciation Portfolio         30
             Pioneer Fund Portfolio                             33
             Pioneer Strategic Income Portfolio                 36
             Third Avenue Small Cap Value Portfolio             41
             Van Kampen Comstock Portfolio                      44
             Van Kampen Mid Cap Growth Portfolio                48

          PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS          52
          MANAGEMENT                                            55
             The Manager                                        55
             The Advisers                                       57
             Distribution Plans                                 64

         YOUR INVESTMENT                                        65
             Shareholder Information                            65
             Dividends, Distributions and Taxes                 66
             Sales and Purchases of Shares                      67

         FINANCIAL HIGHLIGHTS                                   71

         FOR MORE INFORMATION                               Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twelve of which are offered through this Prospectus (the "Portfolios"). Each of the twelve Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS

    What are the specific risks of investing in the Portfolio?


    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.


To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It



 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.


  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03         04          05         06        07          08
     ------     ------      -----      ------     ------     ------     ------
    -27.50%     38.86%      6.43%       8.27%      14.18%     11.07%    -38.73%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 58

..  For financial highlights see page 71

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 58

..  For financial highlights see page 74



nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.


The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 59

..  For financial highlights see page 77


  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       -------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:


To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.


The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 59

..  For financial highlights see page 80

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 60

..  For financial highlights see page 83



these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%


For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 60.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 60

..  For financial highlights see page 85




Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.


In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 63

..  For financial highlights see page 88

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.


The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk


  .  Foreign investment risk


  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 63

..  For financial highlights see page 91



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.


The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.


Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private




 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 63

.. For financial highlights see page 92 placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 64

..  For financial highlights see page 94



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 61

..  For financial highlights see page 96



The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 52, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as

 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 61

..  For financial highlights see page 98


indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.


For information on Van Kampen's prior performance with comparable funds, see page 62.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Third Avenue Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                   MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio          0.88% of first $500 million of such assets plus
                                            0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                    0.70% of first $500 million of such assets plus
                                            0.675% of such assets over $500 million up to $1 billion
                                            plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/1/        0.65% of first $200 million of such assets plus
                                            0.63% of such assets over $200 million
---------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio        0.60% of first $250 million of such assets plus
                                            0.55% of such assets over $250 million up to $500 million
                                            plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/2/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio          0.60% of first $500 million of such assets plus
                                            0.55% of such assets over $500 million up to $1 billion
                                            plus 0.53% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio      0.75% of first $1 billion of such assets plus
                                            0.70% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio               0.65% of first $500 million of such assets plus
                                            0.60% of such assets over $500 million up to $1 billion
                                            plus 0.525% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------



1 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
2 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
     PORTFOLIOS                                  (% OF DAILY NET ASSETS)
     Lazard Mid Cap Portfolio                              0.80%
     MFS(R) Emerging Markets Equity Portfolio              1.30%
     Oppenheimer Capital Appreciation Portfolio            0.75%
     Pioneer Fund Portfolio                                1.00%
     Van Kampen Mid Cap Growth Portfolio                   0.90%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each

Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.


  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, in-
    dustry, sector and macroeconomic research and analysis. CHRISTOPHER J.
     TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.



MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

VAN KAMPEN COMSTOCK PORTFOLIO

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

VAN KAMPEN MID CAP GROWTH PORTFOLIO

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.



PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.



THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.



DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.



DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the case of Pioneer Fund Portfolio, and for the periods ended December 31, 2008,
December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.


  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIONEER FUND PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------


*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             PIONEER STRATEGIC INCOME PORTFOLIO


                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------


** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

  PIONEER STRATEGIC INCOME PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN COMSTOCK PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T



                       Dreman Small Cap Value Portfolio



                           Lazard Mid Cap Portfolio



                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio



                      Pioneer Strategic Income Portfolio



                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

         These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Dreman Small Cap Value Portfolio                 7
              Lazard Mid Cap Portfolio                         10
              MFS(R) Research International Portfolio          14
              Oppenheimer Capital Appreciation Portfolio       18
              PIMCO Inflation Protected Bond Portfolio         21
              Pioneer Strategic Income Portfolio               26
              Van Kampen Mid Cap Growth Portfolio              31

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      35
             MANAGEMENT                                        39
              The Manager                                      39
              The Advisers                                     40
              Distribution Plans                               44

           YOUR INVESTMENT                                     45
              Shareholder Information                          45
              Dividends, Distributions and Taxes               46
              Sales and Purchases of Shares                    47

           FINANCIAL HIGHLIGHTS                                51

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only seven of which are offered through this Prospectus (the "Portfolios"). Each of the seven Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS

    What are the specific risks of investing in the Portfolio?


    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.


To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It



 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Dreman Value Management, L.L.C. see page 41

..  For financial highlights see page 51



The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industrie]s. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%




 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 41

..  For financial highlights see page 53

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%




 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 42

..  For financial highlights see page 56

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:


The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.


In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 43

..  For financial highlights see page 59

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.


The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.


The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 44

..  For financial highlights see page 62


small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.


The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.


Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --





 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 44

..  For financial highlights see page 65

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 35, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.


For information on Van Kampen's prior performance with comparable funds, see page 43.




 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 42

..  For financial highlights see page 67

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Dreman Small Cap Value Portfolio and Oppenheimer Capital Appreciation Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the PIMCO Inflation Protected Bond Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                   MANAGEMENT FEE
Dreman Small Cap Value Portfolio            0.800% of first $100 million of such assets plus
                                            0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                            billion plus 0.725% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                    0.70% of first $500 million of such assets plus
                                            0.675% of such assets over $500 million up to $1 billion
                                            plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio          0.60% of first $500 million of such assets plus
                                            0.55% of such assets over $500 million up to $1 billion
                                            plus 0.53% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio         0.70% of first $200 million of such assets plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------------

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
     PORTFOLIOS                                  (% OF DAILY NET ASSETS)
     Dreman Small Cap Value Portfolio                      1.10%
     Lazard Mid Cap Portfolio                              0.80%
     Oppenheimer Capital Appreciation Portfolio            0.75%
     Van Kampen Mid Cap Growth Portfolio                   0.90%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995.
     Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolios) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.


  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation

Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Strategic Income Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.


  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.



DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each

Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.



DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these inter-mediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the periods ended December 31, 2008, December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to Pioneer Strategic Income Portfolio.

  DREMAN SMALL CAP VALUE PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------


+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO


                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER STRATEGIC INCOME PORTFOLIO


                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------


** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                     Clarion Global Real Estate Portfolio

                       Dreman Small Cap Value Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    MFS(R) Research International Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                        Met/Templeton Growth Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolios                             3

       THE PORTFOLIOS                                              6

         INVESTMENT SUMMARY                                        6
          Met/AIM Small Cap Growth Portfolio                       8
          Clarion Global Real Estate Portfolio                     12
          Dreman Small Cap Value Portfolio                         15
          Met/Franklin Income Portfolio                            18
          Met/Franklin Mutual Shares Portfolio                     22
          Met/Franklin Templeton Founding Strategy Portfolio       26
          Harris Oakmark International Portfolio                   31
          Janus Forty Portfolio                                    35
          Lazard Mid Cap Portfolio                                 38
          Legg Mason Partners Aggressive Growth Portfolio          41
          Legg Mason Value Equity Portfolio                        44
          Lord Abbett Bond Debenture Portfolio                     47
          MFS(R) Research International Portfolio                  52
          PIMCO Inflation Protected Bond Portfolio                 55
          PIMCO Total Return Portfolio                             60
          Met/Templeton Growth Portfolio                           65
          Van Kampen Mid Cap Growth Portfolio                      68

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS              72
         MANAGEMENT                                                75
          The Manager                                              76
          The Advisers                                             79
          Distribution Plans                                       90

       YOUR INVESTMENT                                             90
          Shareholder Information                                  90
          Dividends, Distributions and Taxes                       91
          Sales and Purchases of Shares                            93

       FINANCIAL HIGHLIGHTS                                        97

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only seventeen of which are offered through this Prospectus (the "Portfolios"). Each of the seventeen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  The Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, MetLife Advisers, LLC (the "Manager") will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying Portfolio) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying Portfolio) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying Portfolio) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying Portfolio) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios or Underlying Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager.

A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 84

..  For financial highlights see page 97

the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                   [CHART]

              Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06         07          08
    ------     ------       -----      ------     ------     ------     -------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                  High Quarter:   2nd - 2003      +20.75%
                  Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07          08
------    ------     ------     -------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs



 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 83

.. For financial highlights see page 100 worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 84.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 81

..  For financial highlights see page 103


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.

The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the

 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 81

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 105

volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 81.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  Franklin Mutual Advisers, LLC see page 82

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 107


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 82.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.



 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 76

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 109

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 83

..  For financial highlights see page 111

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 85

..  For financial highlights see page 114

effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ --------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not



 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 85

.. For financial highlights see page 117 include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries

 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 80

..  For financial highlights see page 120

in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 80.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07            08
  ------      ------       -------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%






 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 86

..  For financial highlights see page 123

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 86

..  For financial highlights see page 126


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07       08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 86

.. For financial highlights see page 129 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 88

..  For financial highlights see page 132

small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 88

.. For financial highlights see page 135 one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:

..  Templeton Global Advisors Limited see page 89

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 138

these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 89.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 72, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 87

..  For financial highlights see page 140

indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 87.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and PIMCO Inflation Protected Bond Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Met/Franklin Templeton Founding Strategy Portfolio or the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. The Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                           MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                  0.88% of first $500 million of such assets plus
                                                    0.83% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
-----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                    0.800% of first $100 million of such assets plus
                                                    0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                                    billion plus 0.725% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
-----------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/2/           0.85% of first $100 million of such assets plus
                                                    0.80% of such assets over $100 million up to $1 billion
                                                    plus 0.75% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                               0.65% on first $1 billion of such assets plus
                                                    0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                            0.70% of first $500 million of such assets plus
                                                    0.675% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio     0.65% of first $500 million of such assets plus
                                                    0.60% of such assets over $500 million up to $1 billion
                                                    plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/3/                0.65% of first $200 million of such assets plus
                                                    0.63% of such assets over $200 million
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                0.60% of first $250 million of such assets plus
                                                    0.55% of such assets over $250 million up to $500 million
                                                    plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio             0.80% of first $200 million of such assets plus
                                                    0.75% of such assets over $200 million up to $500 million
                                                    plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            0.50% of first $1.2 billion of such assets plus
                                                    0.45% of such assets over $1.2 billion
-----------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        0.50% of first $1.2 billion of such assets plus
                                                    0.475% of such assets over $1.2 billion
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO                            MANAGEMENT FEE
Met/Templeton Growth Portfolio/4/    0.70% of first $100 million of such assets plus
                                     0.68% of such assets over $100 million up to $250 million
                                     plus 0.67% of such assets over $250 million up to $500
                                     million plus 0.66% of such assets over $500 million up to
                                     $750 million plus 0.65% of such assets over $750 million
-----------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio  0.70% of first $200 million of such assets plus
                                     0.65% of such assets over $200 million up to $500 million
                                     plus 0.625% of such assets over $500 million
-----------------------------------------------------------------------------------------------

1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.
2 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
3 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
4 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 Dreman Small Cap Value Portfolio                              1.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 Met/Templeton Growth Portfolio                                0.80%
 Van Kampen Mid Cap Growth Portfolio                           0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Met/Franklin Templeton Founding Strategy Portfolio, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco

Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap
    and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's expenses. As a shareholder of an Underlying Portfolio, the Met/Franklin Templeton Founding Strategy Portfolio will have the same voting rights as other shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class A shares of the Underlying Portfolios, which the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the case of Janus Forty Portfolio has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to Janus Forty Portfolio.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                 American Funds Balanced Allocation Portfolio

                         American Funds Bond Portfolio

                        American Funds Growth Portfolio

                  American Funds Growth Allocation Portfolio

                 American Funds Moderate Allocation Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                       Dreman Small Cap Value Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                      Pioneer Strategic Income Portfolio

                           RCM Technology Portfolio

                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)

                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)

                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio

                  Met/Templeton International Bond Portfolio

                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

         These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolios                             3
          Understanding the Allocation Portfolios                  4
          Understanding the ETF Portfolios                         6
          Understanding the Feeder Portfolios                      9

       THE PORTFOLIOS                                              12

         INVESTMENT SUMMARY                                        12
          Met/AIM Small Cap Growth Portfolio                       14
          American Funds Balanced Allocation Portfolio             18
          American Funds Bond Portfolio                            22
          American Funds Growth Portfolio                          24
          American Funds Growth Allocation Portfolio               26
          American Funds Moderate Allocation Portfolio             30
          BlackRock Large Cap Core Portfolio                       34
          Clarion Global Real Estate Portfolio                     38
          Dreman Small Cap Value Portfolio                         41
          Met/Franklin Income Portfolio                            44
          Met/Franklin Mutual Shares Portfolio                     48
          Met/Franklin Templeton Founding Strategy Portfolio       52
          Harris Oakmark International Portfolio                   57
          Janus Forty Portfolio                                    61
          Lazard Mid Cap Portfolio                                 64
          Legg Mason Partners Aggressive Growth Portfolio          67
          Legg Mason Value Equity Portfolio                        70
          Loomis Sayles Global Markets Portfolio                   73
          Lord Abbett Bond Debenture Portfolio                     79
          MFS(R) Emerging Markets Equity Portfolio                 84
          MFS(R) Research International Portfolio                  88
          Oppenheimer Capital Appreciation Portfolio               91
          PIMCO Inflation Protected Bond Portfolio                 94
          PIMCO Total Return Portfolio                             99
          Pioneer Strategic Income Portfolio                      104
          RCM Technology Portfolio                                109
          SSgA Growth ETF Portfolio                               114
          SSgA Growth and Income ETF Portfolio                    120
          T. Rowe Price Mid Cap Growth Portfolio                  126
          Met/Templeton Growth Portfolio                          129
          Met/Templeton International Bond Portfolio              132

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             136
         MANAGEMENT                                               140
          The Manager                                             140
          The Advisers                                            145
          The Master Funds' Investment Adviser                    160
          Distribution Plans                                      165

       YOUR INVESTMENT                                            165
          Shareholder Information                                 165
          Dividends, Distributions and Taxes                      166
          Sales and Purchases of Shares                           168

       FINANCIAL HIGHLIGHTS                                       172

       APPENDIX A                                                 A-1

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only thirty-one of which are offered through this Prospectus (the "Portfolios"). Each of the thirty-one Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio (and its corresponding Master Fund, in the case of the Feeder Portfolios), including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS

Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small-cap, mid-cap equity and international securities).

                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.



 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.

                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
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Equities                                                80%           60%
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    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
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Fixed Income                                            18%           38%
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    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
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Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

UNDERSTANDING THE FEEDER PORTFOLIOS

  MASTER-FEEDER STRUCTURE

Each of the American Funds Bond Portfolio and American Funds Growth Portfolio (the "Feeder Portfolios") operates as a "feeder fund" which means that the Feeder Portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each Feeder Portfolio has essentially the same investment objective and limitations as its master fund. Each master fund is a fund of American Funds Insurance Series ("American Funds") (each a "Master Fund"). Each Master Fund has other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. Each Feeder Portfolio will purchase Class 1 shares of its corresponding Master Fund as set forth below.

TRUST PORTFOLIO                  AMERICAN FUNDS MASTER FUND
American Funds Bond Portfolio           Bond Fund
------------------------------------------------------------
American Funds Growth Portfolio         Growth Fund
------------------------------------------------------------

THE PROSPECTUS FOR THE AMERICAN FUNDS MASTER FUNDS IS DELIVERED TOGETHER WITH THIS PROSPECTUS. The statement of additional information of the American Funds Master Funds is available upon request as described on the back cover.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  In addition to the Allocation Portfolios and ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER OR A MASTER FUND'S INVESTMENT ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO OR MASTER FUND MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. A FEEDER PORTFOLIO WILL REDEEM SHARES OF ITS CORRESPONDING MASTER FUND WHEN THE FEEDER PORTFOLIO MUST MEET REDEMPTIONS.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

Each Feeder Portfolio has a stated investment objective which is the same as the objective of the corresponding Master Fund in which it invests. Each Master Fund pursues this investment objective through separate investment strategies or policies. There can be no assurance that the Feeder Portfolio or its Master Fund will achieve its investment objective.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying
ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Master Fund, Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios, Underlying ETFs or Master Funds.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager. A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio (other than a Feeder Portfolio) could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 152

..  For financial highlights see page 172

the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%

                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few in-dustries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 140

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 175

and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

 PORTFOLIO MANAGEMENT OF THE BOND FUND:

..  Capital Research and Management Company see page 160

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 177

                         AMERICAN FUNDS BOND PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize current income and preserve capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests all of its assets in the Class 1 shares of the Bond Fund, a fund of American Funds (the "Bond Fund"). Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities. The Bond Fund will invest at least 65% of its assets in investment grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in high yield debt securities (commonly called "junk bonds") rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard & Poor's Ratings Services or that are unrated but determined to be of equivalent quality. The Bond Fund may invest in debt securities of issuers domiciled outside the United States without limit, however, only up to 20% of Bond Fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. The Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Bond Fund, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the Bond Fund's performance, see page 161.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Bond Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.50%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Bond Fund)/*/                         0.40%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.45%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.40%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  1.05%
--------------------------------------------------------------------------------------

         * As an investor in the Bond Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Bond Fund, including the management fee. The Bond Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Bond Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class C
-----------------
1 Year    $  108
-----------------
3 Years   $  422
-----------------
5 Years   $  759
-----------------
10 Years  $1,710
-----------------

 PORTFOLIO MANAGEMENT OF THE GROWTH FUND:

..  Capital Research and Management Company see page 160

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 178

                        AMERICAN FUNDS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

To achieve growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests all of its assets in Class 1 shares of the Growth Fund, a fund of American Funds (the "Growth Fund"). The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Growth Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Growth Fund, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on the Growth Fund's performance, see page 163.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below reflect aggregate annual operating expenses of the Portfolio and the Growth Fund. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                               Class C
--------------------------------------------------------------------------------------
Management Fee                                                                  0.00%
--------------------------------------------------------------------------------------
12b-1 Fee                                                                       0.55%
--------------------------------------------------------------------------------------
Other Expenses                                                                  0.37%
--------------------------------------------------------------------------------------
Acquired (Master) Fund Fees and Expenses (Growth Fund)/*/                       0.33%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses Before Expense Waiver                                                 1.25%
--------------------------------------------------------------------------------------
Contractual Expense Waiver**                                                    0.27%
--------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and Acquired (Master) Fund Fees and
 Expenses After Expense Waiver                                                  0.98%
--------------------------------------------------------------------------------------

         * As an investor in the Growth Fund, the Portfolio also will bear its pro-rata portion of the operating expenses of the Growth Fund, including the management fee. The Growth Fund's fees and expenses are for the fiscal year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class C shares of the Portfolio will not exceed 0.65% for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Growth Fund, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class C
------------------
1 Year    $    100
------------------
3 Years   $    372
------------------
5 Years   $    664
------------------
10 Years  $  1,494
------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 140

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 179

reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 140

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 181

and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by

 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 146

..  For financial highlights see page 183

another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     -------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs



 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 151

.. For financial highlights see page 186 worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 151.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 147

..  For financial highlights see page 189


The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.

The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the

 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 147

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 191

volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 148.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO MANAGEMENT:

..  Franklin Mutual Advisers, LLC see page 149

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 193


When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 150.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.



 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 140

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 195

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   -------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 151

..  For financial highlights see page 197

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 153

..  For financial highlights see page 200

effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not


 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 153

.. For financial highlights see page 203 include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such

 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 146

..  For financial highlights see page 206

countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       -----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 147.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       -------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%






 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 153

..  For financial highlights see page 209

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 154

..  For financial highlights see page 212


The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      --------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup

WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 154.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.


Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 155

..  For financial highlights see page 214


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 155

.. For financial highlights see page 217 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 155.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 155

.. For financial highlights see page 219 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 156

..  For financial highlights see page 222


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 157

.. For financial highlights see page 225 index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 157

..  For financial highlights see page 228


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private




 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 157

.. For financial highlights see page 231 placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often



 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 157

.. For financial highlights see page 233 used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.

        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 157

..  For financial highlights see page 236

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 157

..  For financial highlights see page 239

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 158

..  For financial highlights see page 242

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:

..  Templeton Global Advisors Limited see page 158

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 245

these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 159.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

                  MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Current income with capital appreciation and growth of income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. In addition, the Portfolio's assets will be invested in issuers located in at least three different countries (including the U.S.). The Portfolio's investments in U.S. issuers will not exceed 20% of its net assets.

Although the Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's, Ratings Services and Moody's Investors Service, Inc. are considered investment grade. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as "junk bonds." The Portfolio may invest a significant portion (generally about 25%-50%) of its total assets in emerging markets.

The Adviser employs a fundamental, research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rates and currency trends. The Adviser selects investments in countries based upon its assessment of changing market, political and economic conditions, seeking to identify imbalances leading to value in developed and emerging countries, and precisely isolating interest rate, currency, and sovereign credit exposures. The Adviser believes that an active management approach, based on top-down, in-depth research of macroeconomic factors, combined with bottom-up fundamental valuations and portfolio construction, can provide investors the best potential for superior risk-adjusted returns.

For purposes of pursuing its investment objective, the Portfolio may enter, from time to time, into derivative currency transactions, including currency forwards and cross currency forwards (either of which may result in net short currency exposures), options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps. Currency forwards, futures contracts and swaps could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio or sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

The Portfolio may also, from time to time, enter into various other derivative strategies, including financial and index futures contracts and options on such contracts, as well as swap agreements which may include interest rate, index, total return, currency and credit default swaps.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 136, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 147


To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio's investments in foreign derivative transactions may result in net short currency exposures. The successful use of foreign derivative transactions will usually depend on the Adviser's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is currently available. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 149.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are estimated for the year ended December 31, 2009 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.60%   0.60%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.25%   0.25%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.85%   1.10%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

         Class A  Class B
--------------------------
1 Year   $     87 $    113
--------------------------
3 Years  $    272 $    352
--------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios, Underlying ETFs or Master Fund in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios, Underlying ETFs or Master Fund in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please refer to the Master Funds' prospectus and statement of additional information for a further discussion of the risks that may apply to the Master Funds. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio, Underlying ETF or Master Fund, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO, EACH ETF PORTFOLIO, EACH FEEDER PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS, UNDERLYING ETFS OR MASTER FUND, AS THE CASE MAY BE.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio, the Advisers or, in the case of the Feeder Portfolios, each Master Fund's assets by its investment adviser.

Each Feeder Portfolio and its corresponding Master Fund expect to maintain consistent investment objectives, but if the Master Fund does not, a Feeder Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. In addition, the Manager or the Trust's Board of Trustees may withdraw a Feeder Portfolio from the Master Fund if the Master Fund's investment policies significantly change or if, over a full market cycle, the Master Fund consistently underperforms its benchmark or other funds with similar investment objectives and policies. The Trust's Board of Trustees would then consider whether a Feeder Portfolio should hire its own investment adviser, invest in a different master fund, or take other action in the best interest of shareholders.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager also selects the Master Funds in which the Feeder Portfolios will invest and monitors each Master Fund's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

With respect to each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. Each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel
A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

The Manager receives no compensation for its services to the Feeder Portfolios. In the event that a Feeder Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Feeder Portfolio as follows:

PORTFOLIO                        MANAGEMENT FEE
American Funds Bond Portfolio        0.55%
------------------------------------------------
American Funds Growth Portfolio      0.75%
------------------------------------------------

As compensation for its services to the Portfolios other than the Feeder Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                           MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                  0.88% of first $500 million of such assets plus
                                                    0.83% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Portfolio        0.10%
-----------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation Portfolio          0.10%
-----------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation Portfolio        0.10%
-----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                  0.625% of first $250 million of such assets plus
                                                    0.60% of such assets over $250 million up to $500 million
                                                    plus 0.575% of such assets over $500 million up to $1
                                                    billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
-----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
-----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                    0.800% of first $100 million of such assets plus
                                                    0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                                    billion plus 0.725% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
-----------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
-----------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/2/           0.85% of first $100 million of such assets plus
                                                    0.80% of such assets over $100 million up to $1 billion
                                                    plus 0.75% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                               0.65% on first $1 billion of such assets plus
                                                    0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                            0.70% of first $500 million of such assets plus
                                                    0.675% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio     0.65% of first $500 million of such assets plus
                                                    0.60% of such assets over $500 million up to $1 billion
                                                    plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
-----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/3/                0.65% of first $200 million of such assets plus
                                                    0.63% of such assets over $200 million
-----------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio              0.70% of first $500 million of such assets plus
                                                    0.65% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                0.60% of first $250 million of such assets plus
                                                    0.55% of such assets over $250 million up to $500 million
                                                    plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
MFS(R) Emerging Markets Equity Portfolio    1.05% of first $250 million of such assets plus
                                            1.00% of such assets over $250 million up to $500 million
                                            plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio          0.60% of first $500 million of such assets plus
                                            0.55% of such assets over $500 million up to $1 billion
                                            plus 0.53% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                    0.88% of first $500 million of such assets plus
                                            0.85% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/4/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/4/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/5/   0.75%
---------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio/6/           0.70% of first $100 million of such assets plus
                                            0.68% of such assets over $100 million up to $250 million
                                            plus 0.67% of such assets over $250 million up to $500
                                            million plus 0.66% of such assets over $500 million up to
                                            $750 million plus 0.65% of such assets over $750 million
---------------------------------------------------------------------------------------------------------
Met/Templeton International Bond Portfolio  0.60%
---------------------------------------------------------------------------------------------------------

1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.
2 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
3 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.

4 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.
5 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

6 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio, each ETF Portfolio, each Feeder Portfolio and Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                  TOTAL EXPENSES LIMITED TO
    PORTFOLIOS                                    (% OF DAILY NET ASSETS)
    American Funds Balanced Allocation Portfolio            0.10%
    American Funds Bond Portfolio                           0.10%
    American Funds Growth Portfolio                         0.10%
    American Funds Growth Allocation Portfolio              0.10%
    American Funds Moderate Allocation Portfolio            0.10%
    Dreman Small Cap Value Portfolio                        1.10%

                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 MFS(R) Emerging Markets Equity Portfolio                      1.30%
 Oppenheimer Capital Appreciation Portfolio                    0.75%
 RCM Technology Portfolio                                      1.10%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%
 Met/Templeton International Bond Portfolio                    1.00%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios, the Met/Franklin Templeton Founding Strategy Portfolio and the Feeder Portfolios, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser;
(b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income and Met/Templeton International Bond Portfolios of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

MET/FRANKLIN INCOME PORTFOLIO

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%

MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO

  . MICHAEL HASENSTAB, PH.D., as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Dr. Hasenstab is Senior Vice President of Franklin Templeton Fixed Income Group. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton International Bond Portfolio and the Templeton Global Bond Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton International Bond Portfolio commenced operations in May 2009, it does not have any operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Templeton Global Bond Fund is presented. Management fees paid by the Templeton Global Bond Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Global Bond Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Global Bond Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Global Bond Fund and the Portfolio will vary.

The table below compares the Templeton Global Bond Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Citigroup World Government Bond Index ("Citigroup WGBI"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                           1 Year 5 Year 10 Year
------------------------------------------ ------ ------ -------
Templeton Global Bond Fund--Advisor Class   6.47%  8.51%  8.48%
Citigroup WGBI                             10.89%  6.05%  5.90%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of

    Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a
     Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI

World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to
November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Strategic Income Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%

THE MASTER FUNDS' INVESTMENT ADVISER

Under the terms of the agreement between the investment adviser and the American Funds, the investment adviser develops a plan for investing the assets of each Master Fund, selects the assets to be purchased and sold by the Master Fund, selects the broker-dealer or broker-dealers through which the Master Fund will buy and sell its assets, and negotiates the payment of commissions, if any, to those broker-dealers. Day-to-day management of the investments in the Master Funds is the responsibility of the investment adviser's portfolio counselors. The portfolio counselors of the Master Funds are indicated below following a brief description of the investment adviser.

CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to each of the Master Funds and other mutual funds, including the American Funds. CRMC, an experienced investment management organization founded in 1931, is a wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2008, CRMC had in excess of $800 billion in assets under management.

CRMC manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The total management fee paid by each Master Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2008 is as follows:

MASTER FUND   MANAGEMENT FEE
Bond Fund*        0.39%
-----------------------------
Growth Fund*      0.32%
-----------------------------

* CRMC waived a portion of its management fees from September 1, 2004 through December 31, 2008. Management fees in the table above do not reflect any waivers. Please see the financial highlights table in the Master Funds' prospectus or its annual report for details.

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a Master Fund's objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of a Master Fund's portfolio. The primary portfolio counselors for each Master Fund are listed below.

BOND FUND

                                                                               Approximate Years of
                                                                                 Experience as an
                                                                               Investment Professional
     Portfolio                                   Years of Experience as        -----------------------
  Counselor for the                             Portfolio Counselor (and            With
     Fund/Title        Primary Title with       research professional, if           CRMC        Total
  (if applicable)      CRMC (or affiliate)      applicable) (approximate)      (or affiliate)   Years
------------------------------------------------------------------------------------------------------
Abner D. Goldstine      Senior Vice         13 years                                 42          57
Senior Vice President   President-Fixed     (since the Fund began operations)
                        Income, and
                        Director, CRMC
------------------------------------------------------------------------------------------------------
David C. Barclay        Senior Vice         11 years                                 21          28
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------
Mark H. Dalzell         Senior Vice         4 years                                  21          31
                        President, CRMC
------------------------------------------------------------------------------------------------------
David A. Hoag           Senior Vice         2 years                                  18          21
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------
Thomas H. Hogh          Senior Vice         2 years                                  19          22
                        President-Fixed
                        Income, CRMC
------------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds Bond Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended
December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07     08
------  ------  ------  ------  ------  ------  ------  ------  ------ ------
 2.13%   4.51%   7.74%   3.56%  12.30%   5.32%   1.09%   6.57%   2.93% -9.16%

High Quarter: 4th - 2002   +5.15%
Low Quarter:  3rd - 2008   -5.47%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with: (1) the Citigroup Broad Investment Grade (BIG) Bond Index, a market capitalization-weighted index that includes fixed rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment grade corporate bonds with a maturity of one year or longer, and (2) the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                               1 Year 5 Year 10 Year
---------------------------------------------- ------ ------ -------
American Funds Bond Portfolio--Class C shares  -9.81% 1.04%   3.48%
Citigroup BIG Bond Index                        7.02% 5.11%   5.86%
Barclays Capital U.S. Aggregate Bond Index      5.24% 4.65%   5.63%

GROWTH FUND

                                                                          Approximate Years of
                                                                            Experience as an
                                                                          Investment Professional
    Portfolio                                 Years of Experience as      -----------------------
 Counselor for the                           Portfolio Counselor (and          With
    Fund/Title       Primary Title with     research professional, if          CRMC        Total
 (if applicable)     CRMC (or affiliate)     applicable)(approximate)     (or affiliate)   Years
-------------------------------------------------------------------------------------------------
Donnalisa P. Barnum  Senior Vice          6 years                               22          27
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Gregg E. Ireland     Senior Vice          3 years                               36          36
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Michael T. Kerr      Senior Vice          4 years                               23          25
                     President- Capital
                     World Investors
-------------------------------------------------------------------------------------------------
Ronald B. Morrow     Senior Vice          6 years (plus 6 years of prior        11          40
                     President- Capital   experience as an investment
                     World Investors      analyst for the Fund)
-------------------------------------------------------------------------------------------------

PERFORMANCE OF MASTER FUND

The American Funds Growth Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio's performance is based on the performance of the Master Fund for the year ended December 31, 2008 adjusted to reflect the Portfolio's expenses for the year ended
December 31, 2008 (including contractual expense waivers). The information below provides an evaluation of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future results.

The performance shown below in the bar chart is the performance of the Portfolio's Class C shares, which has a Rule 12b-1 fee of 0.55% of average daily net assets.

The bar chart below shows you the performance of the Portfolio's Class C shares for the last 10 calendar years (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
56.52%   3.96%  -18.56% -24.84% 36.17%  11.92%  15.62%   9.66%  11.79%  -43.83%

High Quarter: 4th - 1999   +30.77%
Low Quarter:  3rd - 2001   -27.12%


The table below compares the Portfolio's Class C shares average annual compounded total returns (based on the performance of the Master Fund's Class 1 shares, as adjusted for Portfolio class expenses) for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

              Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------------
                                                 1 Year  5 Year 10 Year
------------------------------------------------ ------- ------ -------
American Funds Growth Portfolio--Class C shares  -44.28% -2.44%  1.83%
S&P 500 Index                                    -37.00% -2.19%  1.38%

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio, an Allocation Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

MASTER-FEEDER STRUCTURE

Each Master Fund will have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. As a shareholder of a Master Fund, a Feeder Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by MetLife for their voting instructions. A Feeder Portfolio has the right to switch master funds or decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of a Feeder Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

Information on the portfolio holdings of the Master Funds is posted on the American Funds website (www.americanfunds.com).

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio or Master Fund by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio or Master Fund, so long as shares of the Underlying Portfolio or Master Fund are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios, Underlying Portfolios and Master Funds are and will be so owned. Thus so long as each Portfolio, Underlying Portfolio or Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of each Master Fund, which the Feeder Portfolios will purchase, are not subject to a Rule 12b-1 fee. Similarly, the Class 1 shares and Class A shares of the Underlying Portfolios, as applicable, which the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio and for the periods ended December 31, 2008, December 31, 2007, December 31,
2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Strategic Income Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS BOND PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00
                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.87
NET REALIZED AND UNREALIZED LOSS                                      (1.83)
                                                                   ---------
TOTAL FROM INVESTMENT OPERATIONS                                      (0.96)
                                                                   ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.46)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                             --
                                                                   ---------
TOTAL DISTRIBUTIONS                                                   (0.46)
                                                                   ---------
NET ASSET VALUE, END OF PERIOD                                         $8.58
                                                                   ---------
TOTAL RETURN                                                       (9.61)%**
                                                                   ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $36.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                              0.65%*
NET INVESTMENT INCOME                                                13.82%*
PORTFOLIO TURNOVER RATE                                               6.3%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                      1.05%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                AMERICAN FUNDS GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.15
NET REALIZED AND UNREALIZED LOSS                                       (4.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (4.19)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.23)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.23)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.58
                                                                   ----------
TOTAL RETURN                                                       (41.84)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $68.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.65%*
NET INVESTMENT INCOME                                                  3.09%*
PORTFOLIO TURNOVER RATE                                                0.2%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.92%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER STRATEGIC INCOME PORTFOLIO

                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Series (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Series' SAI and in the prospectus for the Underlying Portfolios.

UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE AMERICAN FUNDS MASTER FUNDS, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                 American Funds Balanced Allocation Portfolio

                  American Funds Growth Allocation Portfolio

                 American Funds Moderate Allocation Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                           RCM Technology Portfolio

                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)

                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)

                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolios                             3
          Understanding the Allocation Portfolios                  4
          Understanding the ETF Portfolios                         6

       THE PORTFOLIOS                                              12

         INVESTMENT SUMMARY                                        12
          Met/AIM Small Cap Growth Portfolio                       14
          American Funds Balanced Allocation Portfolio             18
          American Funds Growth Allocation Portfolio               22
          American Funds Moderate Allocation Portfolio             26
          BlackRock Large Cap Core Portfolio                       30
          Clarion Global Real Estate Portfolio                     34
          Met/Franklin Income Portfolio                            37
          Met/Franklin Mutual Shares Portfolio                     41
          Met/Franklin Templeton Founding Strategy Portfolio       45
          Harris Oakmark International Portfolio                   50
          Janus Forty Portfolio                                    54
          Lazard Mid Cap Portfolio                                 57
          Lord Abbett Bond Debenture Portfolio                     60
          MFS(R) Research International Portfolio                  65
          Oppenheimer Capital Appreciation Portfolio               68
          PIMCO Inflation Protected Bond Portfolio                 71
          PIMCO Total Return Portfolio                             76
          RCM Technology Portfolio                                 81
          SSgA Growth ETF Portfolio                                86
          SSgA Growth and Income ETF Portfolio                     92
          T. Rowe Price Mid Cap Growth Portfolio                   98
          Met/Templeton Growth Portfolio                          101
          Third Avenue Small Cap Value Portfolio                  104

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             107
         MANAGEMENT                                               111
          The Manager                                             111
          The Advisers                                            115
          Distribution Plans                                      125

       YOUR INVESTMENT                                            125
          Shareholder Information                                 125
          Dividends, Distributions and Taxes                      126
          Sales and Purchases of Shares                           128

       FINANCIAL HIGHLIGHTS                                       132

       APPENDIX A                                                 A-1

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twenty-three of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-three Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS

Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small-cap, mid-cap equity and international securities).

                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.



 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.

                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  In addition to the Allocation Portfolios and ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios or Underlying ETFs.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S.

government securities, letters of credit, or other collateral as deemed appropriate by the Manager. A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 119

..  For financial highlights see page 132

the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 111

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 135

and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 111

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 137

reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 111

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 139

and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by

 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 115

..  For financial highlights see page 141

another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 118

..  For financial highlights see page 144

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 119.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.

The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 116.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.






 PORTFOLIO MANAGEMENT:

..  Franklin Advisers, Inc. see page 116

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 147

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 117.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:

..  Franklin Mutual Advisers, LLC see page 117

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 149

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 111

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 151


PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 118

..  For financial highlights see page 153


The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --



 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 120

..  For financial highlights see page 156

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 120

..  For financial highlights see page 159

these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 121

..  For financial highlights see page 162

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 121

..  For financial highlights see page 165


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 121

..  For financial highlights see page 168

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 122

..  For financial highlights see page 171

small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 122

.. For financial highlights see page 174 one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often



 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 122

.. For financial highlights see page 177 used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.

        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 122

..  For financial highlights see page 180

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 122

..  For financial highlights see page 183

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 123

..  For financial highlights see page 186

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:

..  Templeton Global Advisors Limited see page 123

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 189

these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 124.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 107, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%



 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 124

..  For financial highlights see page 191

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Janus Forty Portfolio and Oppenheimer Capital Appreciation Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and PIMCO Inflation Protected Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio or Underlying ETF, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO, EACH ETF PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS OR UNDERLYING ETFS, AS THE CASE MAY BE.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio or the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

With respect to each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. Each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel
A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                           MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                  0.88% of first $500 million of such assets plus
                                                    0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Portfolio        0.10%
---------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation Portfolio          0.10%
---------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation Portfolio        0.10%
---------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                  0.625% of first $250 million of such assets plus
                                                    0.60% of such assets over $250 million up to $500 million
                                                    plus 0.575% of such assets over $500 million up to $1
                                                    billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
---------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/2/           0.85% of first $100 million of such assets plus
                                                    0.80% of such assets over $100 million up to $1 billion
                                                    plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                               0.65% on first $1 billion of such assets plus
                                                    0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                            0.70% of first $500 million of such assets plus
                                                    0.675% of such assets over $500 million up to $1 billion
                                                    plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
Lord Abbett Bond Debenture Portfolio        0.60% of first $250 million of such assets plus
                                            0.55% of such assets over $250 million up to $500 million
                                            plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio     0.80% of first $200 million of such assets plus
                                            0.75% of such assets over $200 million up to $500 million
                                            plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                    0.88% of first $500 million of such assets plus
                                            0.85% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/3/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/3/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/4/   0.75%
---------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio/5/           0.70% of first $100 million of such assets plus
                                            0.68% of such assets over $100 million up to $250 million
                                            plus 0.67% of such assets over $250 million up to $500
                                            million plus 0.66% of such assets over $500 million up to
                                            $750 million plus 0.65% of such assets over $750 million
---------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio      0.75% of first $1 billion of such assets plus
                                            0.70% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------

1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.
2 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
3 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.

4 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

5 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual or semi-annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio, each ETF Portfolio and Met/Franklin Templeton Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 American Funds Balanced Allocation Portfolio                  0.10%
 American Funds Growth Allocation Portfolio                    0.10%
 American Funds Moderate Allocation Portfolio                  0.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 Oppenheimer Capital Appreciation Portfolio                    0.75%
 RCM Technology Portfolio                                      1.10%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC

Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the

Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%

FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco

Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap
    and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since

January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio, an Allocation Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares and Class A shares of the Underlying Portfolios, as applicable, which the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.

UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio



                     Clarion Global Real Estate Portfolio

                    Harris Oakmark International Portfolio



                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio



                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio



                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio



                         PIMCO Total Return Portfolio



                           RCM Technology Portfolio



                    T. Rowe Price Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

        INTRODUCTION                                             3
           Understanding the Trust                               3
           Understanding the Portfolios                          3

        THE PORTFOLIOS                                           5

          INVESTMENT SUMMARY                                     5
           Met/AIM Small Cap Growth Portfolio                    7
           Clarion Global Real Estate Portfolio                  11
           Harris Oakmark International Portfolio                14
           Lazard Mid Cap Portfolio                              18
           Legg Mason Partners Aggressive Growth Portfolio       21
           Lord Abbett Bond Debenture Portfolio                  24
           Lord Abbett Growth and Income Portfolio               29
           Lord Abbett Mid Cap Value Portfolio                   32
           MFS(R) Research International Portfolio               35
           Oppenheimer Capital Appreciation Portfolio            38
           PIMCO Total Return Portfolio                          41
           RCM Technology Portfolio                              46
           T. Rowe Price Mid Cap Growth Portfolio                51

          PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS           54
          MANAGEMENT                                             57
           The Manager                                           58
           The Advisers                                          60
           Distribution Plans                                    66

        YOUR INVESTMENT                                          66
           Shareholder Information                               66
           Dividends, Distributions and Taxes                    67
           Sales and Purchases of Shares                         68

        FINANCIAL HIGHLIGHTS                                     73

        FOR MORE INFORMATION                                 Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only thirteen of which are offered through this Prospectus (the "Portfolios"). Each of the thirteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS

    What are the specific risks of investing in the Portfolio?


    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.


To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC ("the Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It



 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06        07          08
    ------     ------       -----      ------     ------     ------     -------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                  High Quarter:   2nd - 2003      +20.75%
                  Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 63

..  For financial highlights see page 73

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 62

..  For financial highlights see page 76



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     -------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 62.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 61

..  For financial highlights see page 79



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07        08
------   ------  ------  ------   ------  ------   -------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such coun-tries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 63

..  For financial highlights see page 82

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such coun-

 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 60

..  For financial highlights see page 85



tries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.


For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 61.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 64

..  For financial highlights see page 88

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 64

..  For financial highlights see page 91


performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 64

..  For financial highlights see page 93

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 65

..  For financial highlights see page 95



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 65

..  For financial highlights see page 98

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 65

..  For financial highlights see page 101



Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 65

..  For financial highlights see page 104



To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.

        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 54, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 66

..  For financial highlights see page 107



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Met/AIM Small Cap Growth Portfolio and Lazard Mid Cap Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio will be more impacted by credit risk and interest rate risk because its assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                        MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio               0.88% of first $500 million of such assets plus
                                                 0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             0.70% of first $200 million of such assets plus
                                                 0.65% of such assets over $200 million up to $750 million
                                                 plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/1/        0.85% of first $100 million of such assets plus
                                                 0.80% of such assets over $100 million up to $1 billion
                                                 plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                         0.70% of first $500 million of such assets plus
                                                 0.675% of such assets over $500 million up to $1 billion
                                                 plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  0.65% of first $500 million of such assets plus
                                                 0.60% of such assets over $500 million up to $1 billion
                                                 plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio             0.60% of first $250 million of such assets plus
                                                 0.55% of such assets over $250 million up to $500 million
                                                 plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio          0.60% of first $600 million of such assets plus
                                                 0.55% of such assets over $600 million up to $1.1 billion
                                                 plus 0.50% of such assets over $1.1 billion up to $1.5
                                                 billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio              0.70% of first $200 million of such assets plus
                                                 0.65% of such assets over $200 million up to $500 million
                                                 plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio          0.80% of first $200 million of such assets plus
                                                 0.75% of such assets over $200 million up to $500 million
                                                 plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio       0.65% of first $150 million of such assets plus
                                                 0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                                 million plus 0.55% of such assets over $500 million up to
                                                 $700 million plus 0.525% of such assets over $700 million
                                                 up to $900 million plus 0.50% of such assets over $900
                                                 million
--------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
-------------------------------------------------------------------------------------------
RCM Technology Portfolio                   0.88% of first $500 million of such assets plus
                                           0.85% of such assets over $500 million
-------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/2/  0.75%
-------------------------------------------------------------------------------------------



1 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
2 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.

  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                 TOTAL EXPENSES LIMITED TO
     PORTFOLIOS                                  (% OF DAILY NET ASSETS)
     Lazard Mid Cap Portfolio                              0.80%
     Oppenheimer Capital Appreciation Portfolio            0.75%
     RCM Technology Portfolio                              1.10%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.



PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting

    Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.


  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.


  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.



T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.



DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.



DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.


Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or

(ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.


  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                        BlackRock High Yield Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                    T. Rowe Price Mid Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                      Van Kampen Mid Cap Growth Portfolio


                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Met/AIM Small Cap Growth Portfolio               7
              BlackRock High Yield Portfolio                   11
              BlackRock Large Cap Core Portfolio               17
              Clarion Global Real Estate Portfolio             21
              Harris Oakmark International Portfolio           24
              Janus Forty Portfolio                            28
              Lazard Mid Cap Portfolio                         31
              Loomis Sayles Global Markets Portfolio           34
              Lord Abbett Bond Debenture Portfolio             40
              Lord Abbett Growth and Income Portfolio          45
              Lord Abbett Mid Cap Value Portfolio              48
              MFS(R) Emerging Markets Equity Portfolio         51
              MFS(R) Research International Portfolio          55
              PIMCO Inflation Protected Bond Portfolio         58
              Pioneer Fund Portfolio                           63
              Pioneer Strategic Income Portfolio               66
              T. Rowe Price Mid Cap Growth Portfolio           71
              Third Avenue Small Cap Value Portfolio           74
              Van Kampen Mid Cap Growth Portfolio              77

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      81
             MANAGEMENT                                        84
              The Manager                                      85
              The Advisers                                     87
              Distribution Plans                               98

           YOUR INVESTMENT                                     99
              Shareholder Information                          99
              Dividends, Distributions and Taxes              100
              Sales and Purchases of Shares                   101

           FINANCIAL HIGHLIGHTS                               105

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only nineteen of which are offered through this Prospectus (the "Portfolios"). Each of the nineteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.


  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.



--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS

    What are the specific risks of investing in the Portfolio?


    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.


To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It



 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06        07          08
    ------     ------       -----      ------     ------     ------     -------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                  High Quarter:   2nd - 2003      +20.75%
                  Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 91

..  For financial highlights see page 105

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --



 PORTFOLIO MANAGEMENT:


..  BlackRock Financial Management, Inc. see page 88

..  For financial highlights see page 108

For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 89.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --




 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 88

..  For financial highlights see page 110

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 90

..  For financial highlights see page 113



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     -------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%




The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 90.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 90

..  For financial highlights see page 116



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   -------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ --------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --



 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 92

..  For financial highlights see page 119

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 92

..  For financial highlights see page 122



in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      -------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup



 PORTFOLIO MANAGEMENT:


..  Loomis, Sayles & Company, L.P. see page 92

..  For financial highlights see page 125

WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%


For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 93.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 94

..  For financial highlights see page 127

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 94

..  For financial highlights see page 130


performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  -------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 94

..  For financial highlights see page 132

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 94

..  For financial highlights see page 134



these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%


For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 95.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 94

..  For financial highlights see page 136



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 97

.. For financial highlights see page 139 index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 97

..  For financial highlights see page 142



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES


          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private




 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 97

.. For financial highlights see page 143 placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 98

..  For financial highlights see page 145



PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%



 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 98

..  For financial highlights see page 148

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.


For information on Van Kampen's prior performance with comparable funds, see page 96.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:


..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 96

..  For financial highlights see page 150

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Met/AIM Small Cap Growth Portfolio and Lazard Mid Cap Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio         0.88% of first $500 million of such assets plus
                                           0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio             0.60%
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio         0.625% of first $250 million of such assets plus
                                           0.60% of such assets over $250 million up to $500 million
                                           plus 0.575% of such assets over $500 million up to $1
                                           billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio       0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/1/  0.85% of first $100 million of such assets plus
                                           0.80% of such assets over $100 million up to $1 billion
                                           plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                      0.65% on first $1 billion of such assets plus
                                           0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio     0.70% of first $500 million of such assets plus
                                           0.65% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus
                                           0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/2/                  0.70% of first $200 million plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.60% of first $500 million of such assets plus
                                           0.55% of such assets over $500 million up to $1 billion
                                           plus 0.53% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/3/  0.75%
--------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------



1 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
2 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
3 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.

  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:



                                                TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                            0.80%
      MFS(R) Emerging Markets Equity Portfolio            1.30%
      Pioneer Fund Portfolio                              1.00%
      Van Kampen Mid Cap Growth Portfolio                 0.90%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr.
     Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.


  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.


  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.



PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.



T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.



THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.



DISTRIBUTION PLANS


Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services ren-dered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.



DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).


Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2008, December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                                 BLACKROCK HIGH YIELD PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

  BLACKROCK HIGH YIELD PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                         PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER STRATEGIC INCOME PORTFOLIO

                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                        BlackRock High Yield Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                       Dreman Small Cap Value Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                      Pioneer Strategic Income Portfolio

                    T. Rowe Price Mid Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

         These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Met/AIM Small Cap Growth Portfolio               7
              BlackRock High Yield Portfolio                   11
              BlackRock Large Cap Core Portfolio               17
              Clarion Global Real Estate Portfolio             21
              Dreman Small Cap Value Portfolio                 24
              Harris Oakmark International Portfolio           27
              Janus Forty Portfolio                            31
              Lazard Mid Cap Portfolio                         34
              Loomis Sayles Global Markets Portfolio           37
              Lord Abbett Bond Debenture Portfolio             43
              Lord Abbett Growth and Income Portfolio          48
              Lord Abbett Mid Cap Value Portfolio              51
              MFS(R) Emerging Markets Equity Portfolio         54
              MFS(R) Research International Portfolio          58
              PIMCO Inflation Protected Bond Portfolio         61
              PIMCO Total Return Portfolio                     66
              Pioneer Fund Portfolio                           71
              Pioneer Strategic Income Portfolio               74
              T. Rowe Price Mid Cap Growth Portfolio           79
              Third Avenue Small Cap Value Portfolio           82
              Van Kampen Mid Cap Growth Portfolio              85

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      89
             MANAGEMENT                                        92
              The Manager                                      92
              The Advisers                                     95
              Distribution Plans                              107

           YOUR INVESTMENT                                    107
              Shareholder Information                         107
              Dividends, Distributions and Taxes              108
              Sales and Purchases of Shares                   110

           FINANCIAL HIGHLIGHTS                               114

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twenty-one of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-one Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     -------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 99

..  For financial highlights see page 114

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --


 PORTFOLIO MANAGEMENT:

..  BlackRock Financial Management, Inc. see page 96

..  For financial highlights see page 117

For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 97.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --




 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 96

..  For financial highlights see page 119

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 98

..  For financial highlights see page 122


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     -------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 99.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          -------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.


 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 98

..  For financial highlights see page 125

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   -------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 98

..  For financial highlights see page 127

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 100

..  For financial highlights see page 130

effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ --------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.


 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 100

..  For financial highlights see page 133

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 101

..  For financial highlights see page 136


The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      -------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup

WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 101.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 102

..  For financial highlights see page 138


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The
Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  -------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --




 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 102

..  For financial highlights see page 141

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 102

..  For financial highlights see page 143


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 103

.. For financial highlights see page 145 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 103.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 103

.. For financial highlights see page 147 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 105

..  For financial highlights see page 150

small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least



 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 105

.. For financial highlights see page 153 one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 106

..  For financial highlights see page 156


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security.

That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private




 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 106

.. For financial highlights see page 157 placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 106

..  For financial highlights see page 159


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%



 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 107

..  For financial highlights see page 162

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 89, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 104.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 104

..  For financial highlights see page 164

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Dreman Small Cap Value Portfolio and Lazard Mid Cap Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and Pioneer Strategic Income Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's

Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio         0.88% of first $500 million of such assets plus
                                           0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio             0.60%
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio         0.625% of first $250 million of such assets plus
                                           0.60% of such assets over $250 million up to $500 million
                                           plus 0.575% of such assets over $500 million up to $1
                                           billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio       0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $750 million
                                           plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio           0.800% of first $100 million of such assets plus
                                           0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                           billion plus 0.725% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/1/  0.85% of first $100 million of such assets plus
                                           0.80% of such assets over $100 million up to $1 billion
                                           plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                      0.65% on first $1 billion of such assets plus
                                           0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio     0.70% of first $500 million of such assets plus
                                           0.65% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio   0.50% of first $1.2 billion of such assets plus
                                           0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/2/                  0.70% of first $200 million plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio         0.60% of first $500 million of such assets plus
                                           0.55% of such assets over $500 million up to $1 billion
                                           plus 0.53% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/3/  0.75%
--------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------

1 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
2 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
3 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                (% OF DAILY NET ASSETS)
      Dreman Small Cap Value Portfolio                    1.10%
      Lazard Mid Cap Portfolio                            0.80%
      MFS(R) Emerging Markets Equity Portfolio            1.30%
      Pioneer Fund Portfolio                              1.00%
      Van Kampen Mid Cap Growth Portfolio                 0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the BlackRock High Yield Portfolio of the Trust. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr.
     Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The BlackRock High Yield Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers,

Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord
     Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund and Pioneer Strategic Income Portfolios of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

PIONEER FUND PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

PIONEER STRATEGIC INCOME PORTFOLIO

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth
     Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, and for the periods ended December 31, 2008, December 31, 2007, December 31, 2006, October 31, 2006 and October 31, 2005, in the case of Pioneer Strategic Income Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, Janus Forty Portfolio, Pioneer Fund Portfolio and Pioneer Strategic Income Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK HIGH YIELD PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------
*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                                 BLACKROCK HIGH YIELD PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                         PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER STRATEGIC INCOME PORTFOLIO

                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------
** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                 American Funds Balanced Allocation Portfolio



                  American Funds Growth Allocation Portfolio



                 American Funds Moderate Allocation Portfolio



                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                         Met/Franklin Income Portfolio

                     Met/Franklin Mutual Shares Portfolio

              Met/Franklin Templeton Founding Strategy Portfolio



                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio



                     Lord Abbett Bond Debenture Portfolio



                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio



                           RCM Technology Portfolio



                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)

                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)

                    T. Rowe Price Mid Cap Growth Portfolio

                        Met/Templeton Growth Portfolio



                 Class A, Class B, Class C and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                  PAGE

       INTRODUCTION                                                3
          Understanding the Trust                                  3
          Understanding the Portfolios                             3
          Understanding the Allocation Portfolios                  4
          Understanding the ETF Portfolios                         6

       THE PORTFOLIOS                                              12

         INVESTMENT SUMMARY                                        12
          Met/AIM Small Cap Growth Portfolio                       14
          American Funds Balanced Allocation Portfolio             18
          American Funds Growth Allocation Portfolio               22
          American Funds Moderate Allocation Portfolio             26
          BlackRock Large Cap Core Portfolio                       30
          Clarion Global Real Estate Portfolio                     34
          Met/Franklin Income Portfolio                            37
          Met/Franklin Mutual Shares Portfolio                     41
          Met/Franklin Templeton Founding Strategy Portfolio       45
          Harris Oakmark International Portfolio                   50
          Janus Forty Portfolio                                    54
          Lazard Mid Cap Portfolio                                 57
          Legg Mason Partners Aggressive Growth Portfolio          60
          Legg Mason Value Equity Portfolio                        63
          Lord Abbett Bond Debenture Portfolio                     66
          MFS(R) Research International Portfolio                  71
          Oppenheimer Capital Appreciation Portfolio               74
          PIMCO Inflation Protected Bond Portfolio                 77
          PIMCO Total Return Portfolio                             82
          RCM Technology Portfolio                                 87
          SSgA Growth ETF Portfolio                                92
          SSgA Growth and Income ETF Portfolio                     98
          T. Rowe Price Mid Cap Growth Portfolio                  104
          Met/Templeton Growth Portfolio                          107

         PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS             110
         MANAGEMENT                                               114
          The Manager                                             114
          The Advisers                                            118
          Distribution Plans                                      129

       YOUR INVESTMENT                                            129
          Shareholder Information                                 129
          Dividends, Distributions and Taxes                      130
          Sales and Purchases of Shares                           132

       FINANCIAL HIGHLIGHTS                                       136

       APPENDIX A                                                 A-1

       FOR MORE INFORMATION                                    Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only twenty-four of which are offered through this Prospectus (the "Portfolios"). Each of the twenty-four Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B, Class C and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS


After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

UNDERSTANDING THE ALLOCATION PORTFOLIOS

Each of the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the "Allocation Portfolios") was designed on established principles of asset allocation and risk tolerance. Each Allocation Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Allocation Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which an Allocation Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Allocation Portfolio. Information regarding the Underlying Portfolios is set forth in Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Underlying Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Allocation Portfolios maintain the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for each Allocation Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate each Allocation Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to each Allocation Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Allocation Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Allocation Portfolios may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Allocation Portfolios. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.


The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g., small-cap, mid-cap equity and international securities).


                                     Moderate   Balanced    Growth
           Asset Class              Allocation Allocation Allocation
--------------------------------------------------------------------
Equity Underlying Portfolios            50%        65%        85%
--------------------------------------------------------------------
    International                       13%        17%        22%
    Domestic                            37%        48%        63%
--------------------------------------------------------------------
Fixed Income Underlying Portfolios      50%        35%        15%
--------------------------------------------------------------------
    Investment Grade                    40%        27%        11%
    High Yield                          6%         5%         2%
    Foreign Fixed Income                4%         3%         2%
--------------------------------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, an Allocation Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of each Allocation Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "American Funds Asset Allocation Portfolios" where you will find actual allocations for each of the Allocation Portfolios as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Allocation Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Allocation Portfolio's own expenses. Therefore, an investment in an Allocation Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of each Allocation Portfolio among the Underlying Portfolios consistent with the Allocation Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated Underlying Portfolios in which each Allocation Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Allocation Portfolios' assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Allocation Portfolios and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard

ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.



 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.


                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  In addition to the Allocation Portfolios and ETF Portfolios discussed above, please note that the Met/Franklin Templeton Founding Strategy Portfolio is also a "fund of funds" that invests, on a fixed percentage basis, in a combination of the Trust's portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, "Franklin Templeton"), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

  In managing the Met/Franklin Templeton Founding Strategy Portfolio, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio's assets among the Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios may be higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing the Underlying Portfolios. In this regard, the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.


INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying Portfolios or Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying Portfolio or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios, Underlying Portfolios or Underlying ETFs.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the Manager.

A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.


Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:


..  Invesco Aim Capital Management, Inc. see page 124

..  For financial highlights see page 136


the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%   -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, na-tional policies restricting investments by foreigners and economies based on only a few in-dustries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 114

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 139


and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 114

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 141


reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large cap, small cap, mid cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Allocation Portfolios."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 114

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 143


and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by

 PORTFOLIO MANAGEMENT:


..  BlackRock Advisors, LLC see page 119

..  For financial highlights see page 145


another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%    -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs




 PORTFOLIO MANAGEMENT:


..  ING Clarion Real Estate Securities L.P. see page 122

.. For financial highlights see page 148 worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 123.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                         MET/FRANKLIN INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio may invest include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, notes and short-term debt instruments. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Typically, each of equity and debt securities may represent between approximately 25% and 65% of the Portfolio's assets.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, healthcare and telecommunications. The Portfolio may invest in large, medium and small market capitalization companies.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") are considered investment grade. However, such ratings are relative and subjective, are not absolute standards of quality, and do not provide a complete evaluation of the market risk of the securities. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or from unrated securities deemed by the Portfolio's Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2008, approximately 33% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities.

The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Portfolio's Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Adviser considers a variety of factors, including:

  . a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

  .  the experience and strength of the company;

  . the company's changing financial condition and market recognition of the change;

  . the company's sensitivity to changes in interest rates and business conditions; and

  .  the company's debt maturity schedules and borrowing requirements.

Although not a principal investment strategy, the Portfolio may invest a portion of its assets in credit default swaps.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Investment style risk

  .  Foreign investment risk

  .  Market capitalization risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

In addition, utility stocks and other stocks with above average dividend yields are particularly sensitive to interest rate movements. When interest rates rise, the stock prices of these stocks tend to fall.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Advisers, Inc.'s prior performance with a comparable fund, see page 120.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.






 PORTFOLIO MANAGEMENT:


..  Franklin Advisers, Inc. see page 120

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 151

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.23%   0.23%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.03%   1.28%
----------------------------------------------------------
Contractual Expense Waiver**                0.03%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    1.00%   1.26%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses below the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.88% for Class A shares and 1.14% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    103 $    129
---------------------------
3 Years   $    326 $    406
---------------------------
5 Years   $    568 $    704
---------------------------
10 Years  $  1,262 $  1,551
---------------------------

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 122.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:


..  Franklin Mutual Advisers, LLC see page 121

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 153

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

              MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

Primarily seeks capital appreciation and secondarily seeks income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust's portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio's assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the "Underlying Portfolios"), each of which is a separate portfolio of the Trust, and which is included in this Prospectus.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. As discussed in this Prospectus, each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (Met/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (Met/Franklin Mutual Shares Portfolio) or Templeton Global Advisors Limited (Met/Templeton Growth Portfolio), respectively. The Portfolio will purchase Class A shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio generally invests all of its assets in the shares of the Underlying Portfolios, its investment performance is directly related to the performance of the Underlying Portfolios. The ability of the Portfolio to meet its investment objective depends upon the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved. Since the Portfolio invests in the shares of the Underlying Portfolios, its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives. Because the Portfolio invests in the Underlying Portfolios, the Portfolio's net asset value ("NAV") is effected by fluctuations in the Underlying Portfolios' NAV.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

IN ADDITION, BECAUSE THE PORTFOLIO INVESTS IN THE UNDERLYING PORTFOLIOS, IT WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THOSE PORTFOLIOS IN ADDITION TO THE PORTFOLIO'S DIRECT FEES AND EXPENSES.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

An Underlying Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.


A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Underlying Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:


..  MetLife Advisers, LLC see page 114

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 155



PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If such expenses were reflected in the Example, the expense amounts indicated would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Class A Class B
----------------------------------------------------------------------------
Management Fee                                                0.05%   0.05%
----------------------------------------------------------------------------
12b-1 Fees                                                    None    0.25%
----------------------------------------------------------------------------
Other Expenses                                                0.02%   0.08%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.89%   0.89%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.96%   1.27%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.02%   0.08%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.94%   1.19%
----------------------------------------------------------------------------

         * As an investor in the Underlying Portfolios, the Portfolio will also will bear its pro-rata portion of the operating expenses of the Underlying Portfolios. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers allocated to the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.05% and 0.30%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     96 $    122
---------------------------
3 Years   $    305 $    397
---------------------------
5 Years   $    531 $    693
---------------------------
10 Years  $  1,180 $  1,534
---------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:


..  Harris Associates L.P. see page 122

..  For financial highlights see page 157



The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46% -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --



 PORTFOLIO MANAGEMENT:


..  Janus Capital Management LLC see page 124

..  For financial highlights see page 160

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.


In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than

 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 124

..  For financial highlights see page 163



the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07       08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth


 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 119

.. For financial highlights see page 166 values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.


For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 120.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:


..  Legg Mason Capital Management, Inc. see page 125

..  For financial highlights see page 169


  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07            08
  ------      ------       -------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07       08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




 PORTFOLIO MANAGEMENT:


..  Lord, Abbett & Co. LLC see page 125

..  For financial highlights see page 172

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:


..  Massachusetts Financial Services Company see page 125

..  For financial highlights see page 175



Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 126

..  For financial highlights see page 178

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a

 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 126

..  For financial highlights see page 181


small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least



 PORTFOLIO MANAGEMENT:


..  Pacific Investment Management Company LLC see page 126

.. For financial highlights see page 184 one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often



 PORTFOLIO MANAGEMENT:


..  RCM Capital Management LLC see page 126

.. For financial highlights see page 187 used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.

        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:


..  SSgA Funds Management, Inc. see page 127

..  For financial highlights see page 190

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.


The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:


..  SSgA Funds Management, Inc. see page 127

..  For financial highlights see page 193

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:


..  T. Rowe Price Associates, Inc. see page 127

..  For financial highlights see page 196

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 110, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


  .  Market risk

  .  Investment style risk

  .  Market capitalization risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For

 PORTFOLIO MANAGEMENT:


..  Templeton Global Advisors Limited see page 128

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 199


these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:


The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 128.


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------

         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS


One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying Portfolios or Underlying ETFs in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, American Funds Growth Allocation Portfolio and the American Funds Balanced Allocation Portfolio will be more impacted by market risk because more of their assets will be invested in U.S. and international stocks while the American Funds Moderate Allocation Portfolio will be more impacted by credit risk and interest rate risk because 50% of its assets will be invested in debt securities. Similarly, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Lazard Mid Cap Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and PIMCO Inflation Protected Bond Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying Portfolio or Underlying ETF, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ALLOCATION PORTFOLIO, EACH ETF PORTFOLIO AND THE MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING PORTFOLIOS OR UNDERLYING ETFS, AS THE CASE MAY BE.


MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Manager in the case of the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio or the Advisers.


Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER


METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.


With respect to each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio, in addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Allocation Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Allocation Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager will rebalance the Met/Franklin Templeton Founding Strategy Portfolio's holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation. Each Allocation Portfolio and the Met/Franklin Templeton Founding Strategy Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel
A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropolitan Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios.
     Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the applicable Portfolios.




As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:



PORTFOLIO                                           MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio                  0.88% of first $500 million of such assets plus
                                                    0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Portfolio        0.10%
---------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation Portfolio          0.10%
---------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation Portfolio        0.10%
---------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                  0.625% of first $250 million of such assets plus
                                                    0.60% of such assets over $250 million up to $500 million
                                                    plus 0.575% of such assets over $500 million up to $1
                                                    billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio                0.70% of first $200 million of such assets plus
                                                    0.65% of such assets over $200 million up to $750 million
                                                    plus 0.55% of such assets over $750 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio/1/                    0.80% of first $200 million of such assets plus
                                                    0.675% of such assets over $200 million up to $500 million plus 0.65% of such assets over $500 million
---------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                0.80%
---------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio  0.05%
---------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/2/           0.85% of first $100 million of such assets plus
                                                    0.80% of such assets over $100 million up to $1 billion
                                                    plus 0.75% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                               0.65% on first $1 billion of such assets plus
                                                    0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                        MANAGEMENT FEE
Lazard Mid Cap Portfolio                         0.70% of first $500 million of such assets plus
                                                 0.675% of such assets over $500 million up to $1 billion
                                                 plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  0.65% of first $500 million of such assets plus
                                                 0.60% of such assets over $500 million up to $1 billion
                                                 plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/3/             0.65% of first $200 million of such assets plus
                                                 0.63% of such assets over $200 million
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio             0.60% of first $250 million of such assets plus
                                                 0.55% of such assets over $250 million up to $500 million
                                                 plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio          0.80% of first $200 million of such assets plus
                                                 0.75% of such assets over $200 million up to $500 million
                                                 plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio       0.65% of first $150 million of such assets plus
                                                 0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                                 million plus 0.55% of such assets over $500 million up to
                                                 $700 million plus 0.525% of such assets over $700 million
                                                 up to $900 million plus 0.50% of such assets over $900
                                                 million
--------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio         0.50% of first $1.2 billion of such assets plus
                                                 0.45% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                     0.50% of first $1.2 billion of such assets plus
                                                 0.475% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                         0.88% of first $500 million of such assets plus
                                                 0.85% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/4/                     0.33% of first $500 million of such assets plus
                                                 0.30% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/4/          0.33% of first $500 million of such assets plus
                                                 0.30% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/5/        0.75%
--------------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio/6/                0.70% of first $100 million of such assets plus
                                                 0.68% of such assets over $100 million up to $250 million
                                                 plus 0.67% of such assets over $250 million up to $500
                                                 million plus 0.66% of such assets over $500 million up to
                                                 $750 million plus 0.65% of such assets over $750 million
--------------------------------------------------------------------------------------------------------------


1 The advisory fee the Manager pays to Franklin Advisers, Inc. in connection with the investment management of the Met/Franklin Income Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Franklin Advisers, Inc. and/or its affiliates.
  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Franklin Income Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.12% in management fees otherwise chargeable to the Met/Franklin Income Portfolio.

2 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
3 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.

4 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.
5 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.

  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion


6 The advisory fee the Manager pays to Templeton Global Advisors Limited in connection with the investment management of the Met/Templeton Growth Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by Templeton Global Advisors Limited and/or its affiliates.

  The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Met/Templeton Growth Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Met/Templeton Growth Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each Allocation Portfolio, each ETF Portfolio and Met/Franklin Templeton

Founding Strategy Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:


                                                     TOTAL EXPENSES LIMITED TO
 PORTFOLIOS                                          (% OF DAILY NET ASSETS)
 American Funds Balanced Allocation Portfolio                  0.10%
 American Funds Growth Allocation Portfolio                    0.10%
 American Funds Moderate Allocation Portfolio                  0.10%
 Met/Franklin Income Portfolio                                 0.90%
 Met/Franklin Mutual Shares Portfolio                          0.90%
 Met/Franklin Templeton Founding Strategy Portfolio            0.05%
 Lazard Mid Cap Portfolio                                      0.80%
 Oppenheimer Capital Appreciation Portfolio                    0.75%
 RCM Technology Portfolio                                      1.10%
 SSgA Growth ETF Portfolio                                     0.55%
 SSgA Growth and Income ETF Portfolio                          0.55%
 Met/Templeton Growth Portfolio                                0.80%


Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS


Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio, other than the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio, is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.



CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%




FRANKLIN ADVISERS, INC. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the Adviser to the Met/Franklin Income Portfolio of the Trust. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Advisers and its affiliates managed over $416 billion in assets as of December 31, 2008.


The Portfolio is managed by a team of professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

  . EDWARD D. PERKS CFA, Senior Vice President. Mr. Perks joined Franklin Advisers in 1992.

  . CHARLES B. JOHNSON, Chairman of Franklin Resources, Inc. He joined Franklin Advisers in 1957.

Mr. Perks has primary responsibility for the investments of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Income Portfolio and the Franklin Income Fund, a retail fund which is also advised by Franklin Advisers, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Income Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Advisers, performance information regarding the Franklin Income Fund is presented. Management fees paid by the Franklin Income Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Franklin Income Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Franklin Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Franklin Income Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Franklin Income Fund--Advisor Class         -30.27%  0.06%   4.64%
S&P 500 Index                               -37.00% -2.19%  -1.38%
Barclays Capital U.S. Aggregate Bond Index    5.24%  4.65%   5.63%



FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Met/Franklin Mutual Shares Portfolio of the Trust. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Franklin Mutual Shares Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Met/Franklin Mutual Shares Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%



HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.


  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.



  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.



OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.



SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Met/Templeton Growth Portfolio of the Trust. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Met/Templeton Growth Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Met/Templeton Growth Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%




DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B, Class C and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares, up to 1.00% for Class C shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B, Class C and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares, Class C shares and Class E shares are limited to 0.25%, 0.55% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying Portfolio and Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying Portfolio's or Underlying ETF's expenses. As a shareholder of an Underlying Portfolio or unitholder of an Underlying ETF, the Met/Franklin Templeton Founding Strategy Portfolio, an Allocation Portfolio or ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.



DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.


Similarly, an investment in an Underlying Portfolio by a Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolios, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, Class C shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B, Class C and Class E shares are subject to a Rule 12b-1 fee of 0.25%, 0.55% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares and Class A shares of the Underlying Portfolios, as applicable, which the Allocation Portfolios and the Met/Franklin Templeton Founding Strategy Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B, Class C and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock Large Cap Core Portfolio and Janus Forty Portfolio.


                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO


                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.93)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.20)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.87
                                                                   ----------
TOTAL RETURN                                                       (19.19)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $92.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.88%*
NET INVESTMENT INCOME                                                  6.13%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.03%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                                  MET/FRANKLIN INCOME PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.35
NET REALIZED AND UNREALIZED LOSS                                       (2.30)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.95)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.86
                                                                   ----------
TOTAL RETURN                                                       (19.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $10.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.14%*
NET INVESTMENT INCOME                                                  6.06%*
PORTFOLIO TURNOVER RATE                                               12.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.28%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (2.97)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.89)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.14)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.92)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.05%(b)*
NET INVESTMENT INCOME                                               1.23%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.44%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                             MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.26
NET REALIZED AND UNREALIZED LOSS                                       (3.16)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.90)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.13)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.13)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.97
                                                                   ----------
TOTAL RETURN                                                       (28.98)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $276.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.30%(b)*
NET INVESTMENT INCOME                                               4.97%(c)*
PORTFOLIO TURNOVER RATE                                                4.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.38%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO


                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO


                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)


                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  MET/TEMPLETON GROWTH PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO


                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

Each of the Allocation Portfolios may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.

UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.


IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:


                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                    Harris Oakmark International Portfolio

                             Janus Forty Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    MFS(R) Research International Portfolio

                  Oppenheimer Capital Appreciation Portfolio

                   PIMCO Inflation Protected Bond Portfolio

                         PIMCO Total Return Portfolio

                            Pioneer Fund Portfolio

                           RCM Technology Portfolio

                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)

                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)

                    T. Rowe Price Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

         These securities have not been approved or disapproved by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                PAGE

        INTRODUCTION                                             3
           Understanding the Trust                               3
           Understanding the Portfolios                          3
           Understanding the ETF Portfolios                      4

        THE PORTFOLIOS                                           8

          INVESTMENT SUMMARY                                     8
           Met/AIM Small Cap Growth Portfolio                    10
           BlackRock Large Cap Core Portfolio                    14
           Clarion Global Real Estate Portfolio                  18
           Harris Oakmark International Portfolio                21
           Janus Forty Portfolio                                 25
           Lazard Mid Cap Portfolio                              28
           Legg Mason Partners Aggressive Growth Portfolio       31
           Legg Mason Value Equity Portfolio                     34
           Lord Abbett Bond Debenture Portfolio                  37
           MFS(R) Research International Portfolio               42
           Oppenheimer Capital Appreciation Portfolio            45
           PIMCO Inflation Protected Bond Portfolio              48
           PIMCO Total Return Portfolio                          53
           Pioneer Fund Portfolio                                58
           RCM Technology Portfolio                              61
           SSgA Growth ETF Portfolio                             66
           SSgA Growth and Income ETF Portfolio                  72
           T. Rowe Price Mid Cap Growth Portfolio                78

          PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS           81
          MANAGEMENT                                             84
           The Manager                                           85
           The Advisers                                          87
           Distribution Plans                                    95

        YOUR INVESTMENT                                          96
           Shareholder Information                               96
           Dividends, Distributions and Taxes                    97
           Sales and Purchases of Shares                         98

        FINANCIAL HIGHLIGHTS                                    102

        FOR MORE INFORMATION                                 Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only eighteen of which are offered through this Prospectus (the "Portfolios"). Each of the eighteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of three categories of funds: equity funds, fixed income funds and funds of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.


UNDERSTANDING THE ETF PORTFOLIOS

Each of the SSgA Growth ETF Portfolio and SSgA Growth and Income ETF Portfolio (the "ETF Portfolios") was designed on established principles of asset allocation. Each ETF Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the ETF Portfolios invest in other investment companies rather than in individual securities, each ETF Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

Each ETF Portfolio has a different allocation among various asset classes (including large-, mid- and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which an ETF Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the ETF Portfolios' assets primarily in Underlying

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The ETF Portfolios are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The ETF Portfolios are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.
   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The ETF Portfolios are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the ETF Portfolios or any member of the public regarding the advisability of investing in the ETF Portfolios or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the ETF Portfolios.

ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review each ETF Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because each ETF Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the ETF Portfolios. You should note that these percentages may not directly correspond to investment in the Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large-cap and mid-cap equity securities), and the percentages are subject to review and modification by SSgA FM.

                                                    SSgA Growth  SSgA Growth
                                                        ETF     and Income ETF
                  Asset Class                        Portfolio    Portfolio
------------------------------------------------------------------------------
Equities                                                80%           60%
------------------------------------------------------------------------------
    U.S. Large Cap                                      35%           30%
    U.S. Mid Cap                                        5%            2%
    U.S. Small Cap                                      5%            3%
    International Equity                                20%           13%
    International Small Cap                             3%            2%
    Emerging Market Equity                              7%            5%
    Real Estate Investment Trusts                       3%            3%
    International Real Estate Investment Trusts         2%            2%
------------------------------------------------------------------------------
Fixed Income                                            18%           38%
------------------------------------------------------------------------------
    U.S. Fixed Income                                   10%           23%
    High Yield                                          5%            10%
    Treasury Inflation-Protected Securities             3%            5%
------------------------------------------------------------------------------
Cash/Cash Equivalents                                   2%            2%
------------------------------------------------------------------------------

The actual allocation percentages of each ETF Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the ETF Portfolios at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for each of the ETF Portfolios. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The ETF Portfolios will invest new assets and reinvest dividends based on the ETF Portfolio's target allocations at such time. However, each ETF Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of each ETF Portfolio among Underlying ETFs consistent with the ETF Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of an ETF Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates ETF Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the ETF Portfolio for asset allocation services, the ETF Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the ETF Portfolios' assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of an ETF Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

  FUNDS OF FUNDS

  Each of the ETF Portfolios discussed above is a "fund of funds" that invests in other registered investment companies.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and, as applicable, in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio (and, as applicable, the corresponding Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio (or, as applicable, the corresponding Underlying ETF) and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio (or, as applicable, the corresponding Underlying ETF) may purchase as well as other securities and investment techniques and practices in which a Portfolio (or, as applicable, the corresponding Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolios or Underlying ETFs.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife

Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and

 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 91

..  For financial highlights see page 102

the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by

 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 88

..  For financial highlights see page 105

another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs



 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 90

.. For financial highlights see page 108 worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 90.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 89

..  For financial highlights see page 111

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the

 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 91

..  For financial highlights see page 114

effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------ -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.


 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 92

..  For financial highlights see page 117

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have

 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 88

..  For financial highlights see page 120

relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 89.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%






 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 92

..  For financial highlights see page 123

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 92

..  For financial highlights see page 126


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 93

.. For financial highlights see page 129 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  OppenheimerFunds, Inc. see page 93

..  For financial highlights see page 132


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 93

..  For financial highlights see page 135

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 93

..  For financial highlights see page 138


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 94

..  For financial highlights see page 141

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                           RCM TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation; no consideration is given to income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Portfolio identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies) and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale, use and/or service of technological products or services. Although the Portfolio emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The Adviser selects stocks for the Portfolio using a "growth" style. The Adviser seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the Adviser seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Portfolio may invest a portion of its assets in the securities of smaller capitalization companies and may invest in initial public offerings ("IPOs"). The Portfolio may invest up to 50% of its assets in foreign equity securities, including American Depositary Receipts, and may invest in securities of emerging market countries.

The Portfolio may utilize, primarily for risk management and hedging purposes, short sales (collateralized or uncollateralized), or other derivative instruments such as stock index futures contracts, purchase and sale of put and call options and other option strategies such as spreads and straddles.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Because the Portfolio concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

In addition to other risks, a Portfolio that invests a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives and use of short sales can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 14, 2005, RCM Capital Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                           [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year


  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-50.65%  57.57%  -4.31%  11.01%    5.35%  31.52%   -44.45%

High Quarter:       2nd - 2003       +21.50%
Low Quarter:        3rd - 2002       -34.81%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the NASDAQ Composite Index, the S&P North American Technology Sector Index and the S&P 500 Index. The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities. The S&P 500 Index is a widely recognized unmanaged index



 PORTFOLIO MANAGEMENT:

..  RCM Capital Management LLC see page 94

.. For financial highlights see page 142 that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the NASDAQ Composite Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P North American Technology Sector Index became a secondary benchmark of the Portfolio.

        Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
 -------------------------  -------  ------ --------- ---------
Class A                     -44.25%  -3.77%   -8.77%    5/1/01
Class B                     -44.45%  -3.95%  -11.21%   2/12/01
Class E                     -44.49%  -3.89%   -3.92%   11/1/01
NASDAQ Composite Index      -40.13%  -3.98%   -5.54%*
S&P North American
 Technology Sector Index    -43.33%  -5.38%   -8.50%*
S&P 500 Index               -37.00%  -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.88%   0.88%   0.88%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.09%   0.09%   0.09%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.97%   1.22%   1.12%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 1.10%, 1.35% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     99 $    125 $    115
------------------------------------
3 Years   $    310 $    389 $    358
------------------------------------
5 Years   $    539 $    674 $    620
------------------------------------
10 Years  $  1,194 $  1,484 $  1,369
------------------------------------

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 94

..  For financial highlights see page 145

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is currently comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 94

..  For financial highlights see page 148

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------

         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 81, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 95

..  For financial highlights see page 151

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio, or, as applicable, to the Underlying ETFs in which your Portfolio invests. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio, or, as applicable, to the Underlying ETFs in which your Portfolio invests. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, the SSgA Growth and Income ETF Portfolio will be more impacted by credit and interest rate risk than the SSgA Growth ETF Portfolio because more of its assets will be invested in fixed income securities. Also, equity funds such as the Janus Forty Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio and PIMCO Total Return Portfolio will be more impacted by credit risk and interest rate risk because their assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio, or, as applicable, Underlying ETF, from reaching its objective, which are not described here. PLEASE NOTE THAT WITH RESPECT TO EACH ETF PORTFOLIO, ALL REFERENCES TO A "PORTFOLIO" BELOW REFER TO THE INVESTMENTS BY ITS UNDERLYING ETFS.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                        MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio               0.88% of first $500 million of such assets plus
                                                 0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio               0.625% of first $250 million of such assets plus
                                                 0.60% of such assets over $250 million up to $500 million
                                                 plus 0.575% of such assets over $500 million up to $1
                                                 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             0.70% of first $200 million of such assets plus
                                                 0.65% of such assets over $200 million up to $750 million
                                                 plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/1/        0.85% of first $100 million of such assets plus
                                                 0.80% of such assets over $100 million up to $1 billion
                                                 plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Janus Forty Portfolio                            0.65% on first $1 billion of such assets plus
                                                 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                         0.70% of first $500 million of such assets plus
                                                 0.675% of such assets over $500 million up to $1 billion
                                                 plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  0.65% of first $500 million of such assets plus
                                                 0.60% of such assets over $500 million up to $1 billion
                                                 plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/2/             0.65% of first $200 million of such assets plus
                                                 0.63% of such assets over $200 million
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio             0.60% of first $250 million of such assets plus
                                                 0.55% of such assets over $250 million up to $500 million
                                                 plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio          0.80% of first $200 million of such assets plus
                                                 0.75% of such assets over $200 million up to $500 million
                                                 plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------

PORTFOLIO                                   MANAGEMENT FEE
Oppenheimer Capital Appreciation Portfolio  0.65% of first $150 million of such assets plus
                                            0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500
                                            million plus 0.55% of such assets over $500 million up to
                                            $700 million plus 0.525% of such assets over $700 million
                                            up to $900 million plus 0.50% of such assets over $900
                                            million
---------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio    0.50% of first $1.2 billion of such assets plus
                                            0.45% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                0.50% of first $1.2 billion of such assets plus
                                            0.475% of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio/3/                   0.70% of first $200 million plus
                                            0.65% of such assets over $200 million up to $500 million
                                            plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
---------------------------------------------------------------------------------------------------------
RCM Technology Portfolio                    0.88% of first $500 million of such assets plus
                                            0.85% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth ETF Portfolio/4/                0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
SSgA Growth and Income ETF Portfolio/4/     0.33% of first $500 million of such assets plus
                                            0.30% of such assets over $500 million
---------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/5/   0.75%
---------------------------------------------------------------------------------------------------------

1 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.
2 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
3 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
4 The Manager has agreed to contractually waive a portion of the management fees paid by the ETF Portfolios through April 30, 2010. With respect to each ETF Portfolio, these waivers will reduce the management fee on the first $500 million of the ETF Portfolio's average daily net assets from 0.33% to 0.30%.
5 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, with respect to each ETF Portfolio acquired fund fees and expenses, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                 TOTAL EXPENSES LIMITED TO
     PORTFOLIOS                                  (% OF DAILY NET ASSETS)
     Lazard Mid Cap Portfolio                              0.80%
     Oppenheimer Capital Appreciation Portfolio            0.75%
     Pioneer Fund Portfolio                                1.00%
     RCM Technology Portfolio                              1.10%
     SSgA Growth ETF Portfolio                             0.55%
     SSgA Growth and Income ETF Portfolio                  0.55%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of

Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Janus Forty Portfolio of the Trust. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture Portfolio of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

PIMCO TOTAL RETURN PORTFOLIO

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

RCM CAPITAL MANAGEMENT LLC ("RCM"), a subsidiary of AGI LP, Suite 2900, Four Embarcadero Center, San Francisco, California 94111, is the Adviser to the RCM Technology Portfolio of the Trust. Originally founded in 1970, RCM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. RCM is an indirect subsidiary of Allianz AG. As of December 31, 2008, RCM had over $11.9 billion in assets under management.

  . WALTER C. PRICE, CFA, Co-Portfolio Manager, is a Managing Director and Senior Analyst on the Global Technology Team. Mr. Price joined RCM in 1974.

  . HUACHEN CHEN, CFA, Co-Portfolio Manager is a Senior Portfolio Manager with RCM. Mr. Chen joined RCM in 1984.

SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the SSgA Growth ETF and SSgA Growth and Income ETF Portfolios of the Trust. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The ETF Portfolios are managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for each of the ETF Portfolios include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying ETF's expenses. As a shareholder or unitholder of an Underlying ETF, an ETF Portfolio will have the same voting rights as other unitholders and shareholders. An ETF Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of an ETF Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.

The assets of the ETF Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the ETF Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the ETF Portfolio, and each ETF Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under an ETF Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock Large Cap Core Portfolio, Janus Forty Portfolio and Pioneer Fund Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                          JANUS FORTY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.82   $5.39   $5.11   $4.62     $4.83
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            0.00(b)  (0.01)  (0.03)  (0.03)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.19)    1.66    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.19)    1.65    0.28    0.53    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.40   $6.82   $5.39   $5.11     $4.62
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.25)%  31.67%   5.48%  11.35%   (4.28)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $31.0   $64.8  $184.8  $129.3     $81.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.95%   0.95%   1.02%   1.10%     0.96%
NET INVESTMENT INCOME (LOSS)                              0.00% (0.20)% (0.57)% (0.69)%   (0.45)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.97%   0.97%  1.06%*   1.19%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.72   $5.32   $5.05   $4.58     $4.79
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.15)    1.65    0.31    0.55    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.16)    1.62    0.27    0.51    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.71)      --      --      --        --
DISTRIBUTIONS FORM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS                                      (2.22)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.34   $6.72   $5.32   $5.05     $4.58
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.45)%  31.52%   5.35%  11.01%   (4.31)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $83.7  $160.4   $91.9   $86.5    $100.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.20%   1.24%   1.28%   1.35%     1.21%
NET INVESTMENT LOSS                                     (0.25)% (0.51)% (0.83)% (0.95)%   (0.57)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.22%   1.27%  1.31%*   1.44%       N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                                       RCM TECHNOLOGY PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $6.76   $5.34   $5.07   $4.59     $4.80
                                                       -------- ------- ------- ------- ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.03)  (0.04)  (0.04)    (0.02)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.16)    1.67    0.31    0.56    (0.19)
                                                       -------- ------- ------- ------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         (2.17)    1.64    0.27    0.52    (0.21)
                                                       -------- ------- ------- ------- ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.72)      --      --      --        --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.51)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
TOTAL DISTRIBUTIONS:                                     (2.23)  (0.22)      --  (0.04) (0.00)(b)
                                                       -------- ------- ------- ------- ---------
NET ASSET VALUE, END OF PERIOD                            $2.36   $6.76   $5.34   $5.07     $4.59
                                                       -------- ------- ------- ------- ---------
TOTAL RETURN                                           (44.49)%  31.78%   5.33%  11.21%   (4.30)%
                                                       -------- ------- ------- ------- ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $11.2   $27.1   $16.7   $18.6     $20.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.09%   1.14%   1.18%   1.25%     1.10%
NET INVESTMENT LOSS                                     (0.15)% (0.42)% (0.74)% (0.85)%   (0.55)%
PORTFOLIO TURNOVER RATE                                  181.1%  206.8%  265.0%  290.7%    173.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT TO THE MANAGER AND BROKER
REBATES:                                                  1.12%   1.18%  1.21%*   1.34%       N/A

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement
N/A Not applicable
(a) Net investment loss per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND BROKER
REBATES:                                               0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------
# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                    Harris Oakmark International Portfolio

                           Lazard Mid Cap Portfolio

                    Loomis Sayles Global Markets Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                   MFS(R) Emerging Markets Equity Portfolio

                    MFS(R) Research International Portfolio

                         PIMCO Total Return Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Met/AIM Small Cap Growth Portfolio               7
              Harris Oakmark International Portfolio           11
              Lazard Mid Cap Portfolio                         15
              Loomis Sayles Global Markets Portfolio           18
              Lord Abbett Bond Debenture Portfolio             24
              Lord Abbett Growth and Income Portfolio          29
              MFS(R) Emerging Markets Equity Portfolio         32
              MFS(R) Research International Portfolio          36
              PIMCO Total Return Portfolio                     39

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      44
             MANAGEMENT                                        47
              The Manager                                      47
              The Advisers                                     49
              Distribution Plans                               54

           YOUR INVESTMENT                                     55
              Shareholder Information                          55
              Dividends, Distributions and Taxes               56
              Sales and Purchases of Shares                    57

           FINANCIAL HIGHLIGHTS                                61

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only nine of which are offered through this Prospectus (the "Portfolios"). Each of the nine Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Adviser, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 50

..  For financial highlights see page 61

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.


 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 50

..  For financial highlights see page 64

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 50

..  For financial highlights see page 67

policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Real estate investment risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup



 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 51

..  For financial highlights see page 70

WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%

For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 51.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 52

..  For financial highlights see page 72

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 52

..  For financial highlights see page 75

performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 53

.. For financial highlights see page 77 market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%

For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 53.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock




 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 53

.. For financial highlights see page 79 performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 44, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity.

Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 54

..  For financial highlights see page 82


Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07    08
------  ------  -----  -----  -----  -----  -----
 9.29%   4.31%  4.98%  2.25%  4.52%  7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Met/AIM Small Cap Growth Portfolio and Lazard Mid Cap Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio will be more impacted by credit risk and interest rate risk because its assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                  MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio         0.88% of first $500 million of such assets plus
                                           0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio/1/  0.85% of first $100 million of such assets plus
                                           0.80% of such assets over $100 million up to $1 billion
                                           plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                   0.70% of first $500 million of such assets plus
                                           0.675% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio     0.70% of first $500 million of such assets plus
                                           0.65% of such assets over $500 million up to $1 billion
                                           plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio       0.60% of first $250 million of such assets plus
                                           0.55% of such assets over $250 million up to $500 million
                                           plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio    0.60% of first $600 million of such assets plus
                                           0.55% of such assets over $600 million up to $1.1 billion
                                           plus 0.50% of such assets over $1.1 billion up to $1.5
                                           billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity Portfolio   1.05% of first $250 million of such assets plus
                                           1.00% of such assets over $250 million up to $500 million
                                           plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio               0.50% of first $1.2 billion of such assets plus
                                           0.475% of such assets over $1.2 billion
--------------------------------------------------------------------------------------------------------

1 Effective January 1, 2009, Harris Associates L.P. has agreed to reduce the advisory fee it charges to the Manager for managing the Harris Oakmark International Portfolio. This fee change will reduce the advisory fee charged on the Harris Oakmark International Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Harris Oakmark International Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                                TOTAL EXPENSES LIMITED TO
      PORTFOLIOS                                (% OF DAILY NET ASSETS)
      Lazard Mid Cap Portfolio                            0.80%
      MFS(R) Emerging Markets Equity Portfolio            1.30%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Harris Oakmark International Portfolio of the Trust. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of

December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Loomis Sayles Global Markets Portfolio of the Trust. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Loomis Sayles Global Markets Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Growth and Income Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Emerging Markets Equity and MFS(R) Research International Portfolios of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The MFS(R) Emerging Markets Equity Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------
*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                      BlackRock Large Cap Core Portfolio

                     Clarion Global Real Estate Portfolio

                       Dreman Small Cap Value Portfolio

                           Lazard Mid Cap Portfolio

                Legg Mason Partners Aggressive Growth Portfolio

                       Legg Mason Value Equity Portfolio

                     Lord Abbett Bond Debenture Portfolio

                    Lord Abbett Growth and Income Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                    MFS(R) Research International Portfolio

                            Pioneer Fund Portfolio

                    T. Rowe Price Mid Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

            These securities have not been approved or disapproved
                                     by the

    Securities and Exchange Commission, nor has the Securities and Exchange

      Commission passed upon the accuracy or adequacy of this Prospectus.

           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                                PAGE

        INTRODUCTION                                             3
           Understanding the Trust                               3
           Understanding the Portfolios                          3

        THE PORTFOLIOS                                           5

          INVESTMENT SUMMARY                                     5
           Met/AIM Small Cap Growth Portfolio                    7
           BlackRock Large Cap Core Portfolio                    11
           Clarion Global Real Estate Portfolio                  15
           Dreman Small Cap Value Portfolio                      18
           Lazard Mid Cap Portfolio                              21
           Legg Mason Partners Aggressive Growth Portfolio       24
           Legg Mason Value Equity Portfolio                     27
           Lord Abbett Bond Debenture Portfolio                  30
           Lord Abbett Growth and Income Portfolio               35
           Lord Abbett Mid Cap Value Portfolio                   38
           MFS(R) Research International Portfolio               41
           Pioneer Fund Portfolio                                44
           T. Rowe Price Mid Cap Growth Portfolio                47
           Third Avenue Small Cap Value Portfolio                50
           Van Kampen Mid Cap Growth Portfolio                   53

          PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS           57
          MANAGEMENT                                             60
           The Manager                                           60
           The Advisers                                          63
           Distribution Plans                                    71

        YOUR INVESTMENT                                          72
           Shareholder Information                               72
           Dividends, Distributions and Taxes                    72
           Sales and Purchases of Shares                         74

        FINANCIAL HIGHLIGHTS                                     78

        FOR MORE INFORMATION                                 Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only fifteen of which are offered through this Prospectus (the "Portfolios"). Each of the fifteen Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by the MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

       02         03          04          05         06        07          08
     ------     ------       -----      ------     ------     ------     ------
    -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                   High Quarter:   2nd - 2003      +20.75%
                   Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 66

..  For financial highlights see page 78

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --




 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 63

..  For financial highlights see page 81

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Real estate investment risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 65

..  For financial highlights see page 84


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                                  1 Year  Inception   Date
--------------------------------- ------  --------- ---------
Class A                           -41.56%   0.26%    5/1/04
Class B                           -41.67%   0.02%    5/1/04
Class E                           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT Developed Index  -47.72%   1.86%

For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 66.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                Class A  Class B  Class E
                      ------------------------------------
                      1 Year    $     71 $     95 $     85
                      ------------------------------------
                      3 Years   $    221 $    298 $    266
                      ------------------------------------
                      5 Years   $    385 $    517 $    462
                      ------------------------------------
                      10 Years  $    861 $  1,147 $  1,029
                      ------------------------------------

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07             08
  -----         -----          ------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.


 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 65

..  For financial highlights see page 87

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 67

..  For financial highlights see page 89

than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  ------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]

          Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07         08
   ----      ----      ----      ----       ----      ----       ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of



 PORTFOLIO MANAGEMENT:

..  ClearBridge Advisors, LLC see page 64

.. For financial highlights see page 92 those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.

For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 64.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Investment style risk

  .  Interest rate risk

 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 67

..  For financial highlights see page 95

  .  Credit risk

  .  Market capitalization risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Furthermore, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 68

..  For financial highlights see page 98

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 68

..  For financial highlights see page 101

performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.

         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 68

..  For financial highlights see page 103

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 69

..  For financial highlights see page 105


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

  .  Market capitalization risk

  .  Investment style risk

  .  Real estate investment risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%


 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 70

..  For financial highlights see page 108

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 70

..  For financial highlights see page 109


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%



 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 71

..  For financial highlights see page 112

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 57, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                  Average Annual Total Return as of 12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 69.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.



 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 69

..  For financial highlights see page 114

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Dreman Small Cap Value Portfolio and Legg Mason Value Equity Portfolio will be more impacted by market risk because their assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio will be more impacted by credit risk and interest rate risk because its assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK

Although a Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the

Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                                        MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio               0.88% of first $500 million of such assets plus
                                                 0.83% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio               0.625% of first $250 million of such assets plus
                                                 0.60% of such assets over $250 million up to $500 million
                                                 plus 0.575% of such assets over $500 million up to $1
                                                 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             0.70% of first $200 million of such assets plus
                                                 0.65% of such assets over $200 million up to $750 million
                                                 plus 0.55% of such assets over $750 million
--------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                 0.800% of first $100 million of such assets plus
                                                 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1
                                                 billion plus 0.725% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                         0.70% of first $500 million of such assets plus
                                                 0.675% of such assets over $500 million up to $1 billion
                                                 plus 0.60% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  0.65% of first $500 million of such assets plus
                                                 0.60% of such assets over $500 million up to $1 billion
                                                 plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio/1/             0.65% of first $200 million of such assets plus
                                                 0.63% of such assets over $200 million
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio             0.60% of first $250 million of such assets plus
                                                 0.55% of such assets over $250 million up to $500 million
                                                 plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio          0.60% of first $600 million of such assets plus
                                                 0.55% of such assets over $600 million up to $1.1 billion
                                                 plus 0.50% of such assets over $1.1 billion up to $1.5
                                                 billion plus 0.45% of such assets over $1.5 billion
--------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio              0.70% of first $200 million of such assets plus
                                                 0.65% of such assets over $200 million up to $500 million
                                                 plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------------
MFS(R) Research International Portfolio          0.80% of first $200 million of such assets plus
                                                 0.75% of such assets over $200 million up to $500 million
                                                 plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
Pioneer Fund Portfolio/2/                  0.70% of first $200 million plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/3/  0.75%
--------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------

1 Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Legg Mason Value Equity Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.
2 Effective May 1, 2009, Pioneer Investment Management, Inc. has agreed to reduce the advisory fee it charges to the Manager for managing the Pioneer Fund Portfolio. This fee change will reduce the advisory fee charged on the Pioneer Fund Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Pioneer Fund Portfolio.
3 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                              TOTAL EXPENSES LIMITED TO
         PORTFOLIOS                           (% OF DAILY NET ASSETS)
         Dreman Small Cap Value Portfolio               1.10%
         Lazard Mid Cap Portfolio                       0.80%
         Pioneer Fund Portfolio                         1.00%
         Van Kampen Mid Cap Growth Portfolio            0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the BlackRock Large Cap Core Portfolio of the Trust. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC

Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Legg Mason Partners Aggressive Growth Portfolio of the Trust. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Legg Mason Partners Aggressive Growth Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Dreman Small Cap Value Portfolio of the Trust. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Clarion Global Real Estate Portfolio of the Trust. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Clarion Global Real Estate Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Legg Mason Value Equity Portfolio of the Trust. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Pioneer Fund Portfolio of the Trust. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request. The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005, in the cases of BlackRock Large Cap Core Portfolio and Pioneer Fund Portfolio, has been audited by Deloitte & Touche LLP. For the year 2004, other independent accountants have audited this information with respect to each of BlackRock Large Cap Core Portfolio and Pioneer Fund Portfolio.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO

                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO

                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------
+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  DREMAN SMALL CAP VALUE PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO

                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------
*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO

                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.69   $29.20   $27.43   $27.27   $24.29
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.86)     0.71     4.20     0.61     2.80
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.49)     1.09     4.59     0.94     3.07
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.33   $28.69   $29.20   $27.43   $27.27
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                     1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       PIONEER FUND PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------
*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO, THE CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                      Met/AIM Small Cap Growth Portfolio

                           Lazard Mid Cap Portfolio

                     Lord Abbett Bond Debenture Portfolio

                      Lord Abbett Mid Cap Value Portfolio

                    MFS(R) Research International Portfolio

                    T. Rowe Price Mid Cap Growth Portfolio

                    Third Avenue Small Cap Value Portfolio

                      Van Kampen Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

         These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____

                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolios                     3

           THE PORTFOLIOS                                      5

             INVESTMENT SUMMARY                                5
              Met/AIM Small Cap Growth Portfolio               7
              Lazard Mid Cap Portfolio                         11
              Lord Abbett Bond Debenture Portfolio             15
              Lord Abbett Mid Cap Value Portfolio              20
              MFS(R) Research International Portfolio          23
              T. Rowe Price Mid Cap Growth Portfolio           26
              Third Avenue Small Cap Value Portfolio           29
              Van Kampen Mid Cap Growth Portfolio              32

             PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS      36
             MANAGEMENT                                        39
              The Manager                                      39
              The Advisers                                     41
              Distribution Plans                               45

           YOUR INVESTMENT                                     45
              Shareholder Information                          45
              Dividends, Distributions and Taxes               46
              Sales and Purchases of Shares                    48

           FINANCIAL HIGHLIGHTS                                52

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION
------------------

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only eight of which are offered through this Prospectus (the "Portfolios"). Each of the eight Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolios, as applicable, are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

  A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the applicable Statement of Additional Information ("SAI"). For details about how to obtain a copy of a SAI and other reports and information, see the back cover of this Prospectus. Each SAI is incorporated by reference into this Prospectus.

  Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

UNDERSTANDING THE PORTFOLIOS

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

Each of the Portfolios falls into one of two categories of funds: equity funds and fixed income funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

DESCRIPTION OF TYPES OF FUNDS:

  EQUITY FUNDS

  Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

  FIXED INCOME FUNDS

  Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.

--------------------------------------------------------------------------------

BEFORE YOU CHOOSE A PORTFOLIO, PLEASE CONSIDER...

All of the Portfolios involve risk, but there is also the potential for reward. You can lose money--and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:
(1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?

    The greater the degree of risk for a Portfolio, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment that is less risky and that may not fluctuate in price as much.

(2) AM I LOOKING FOR A HIGHER RATE OF RETURN?

    Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio with higher risk may be right for you.

A final note: These Portfolios are designed for long-term investment.

                                THE PORTFOLIOS

INVESTMENT SUMMARY

Each Portfolio's summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. A Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, a Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that a Portfolio may purchase as well as other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are discussed in the SAI of the Portfolios.

Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. You can lose money by investing in the Portfolios.

To realize additional income, a Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by a Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral a Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). A Portfolio may use any cash collateral it receives to invest in short-term investments. A Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It


 EACH PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. EACH PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 A PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Portfolio may be less than the value of the securities on loan. A Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN A PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

  .  Credit risk

  .  Interest rate risk

The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06        07          08
    ------     ------       -----      ------     ------     ------     -------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                  High Quarter:   2nd - 2003      +20.75%
                  Low Quarter:    4th - 2008      -26.80%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 41

..  For financial highlights see page 52

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.

---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Interest rate risk

  .  Credit risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing

 PORTFOLIO MANAGEMENT:

..  Lazard Asset Management LLC see page 42

..  For financial highlights see page 55

nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07      08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 42

..  For financial highlights see page 58


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  -------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The
Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%



The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 42

..  For financial highlights see page 61

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.

             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 43

..  For financial highlights see page 63


Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 44

..  For financial highlights see page 66

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------

        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

 PORTFOLIO MANAGEMENT:

..  Third Avenue Management LLC see page 45

..  For financial highlights see page 69


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail starting on page 36, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economics. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as

 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 43

..  For financial highlights see page 71

indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.

For information on Van Kampen's prior performance with comparable funds, see page 44.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

PRIMARY RISKS OF INVESTING IN THE PORTFOLIOS

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. The greater a Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. For example, equity funds such as the Lazard Mid Cap Portfolio will be more impacted by market risk because its assets primarily will be invested in equity securities while fixed income funds such as the Lord Abbett Bond Debenture Portfolio will be more impacted by credit risk and interest rate risk because its assets primarily will be invested in fixed income securities. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

MARKET RISK

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If a Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers.

Information about the Trustees and executive officers of the Trust is contained in the SAIs.

THE MANAGER

METLIFE ADVISERS, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manage the Portfolios or to the nature and quality of the services provided to the Portfolios.

As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The management fees for each Portfolio are:

PORTFOLIO                             MANAGEMENT FEE
Met/AIM Small Cap Growth Portfolio    0.88% of first $500 million of such assets plus
                                      0.83% of such assets over $500 million
---------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio              0.70% of first $500 million of such assets plus
                                      0.675% of such assets over $500 million up to $1 billion
                                      plus 0.60% of such assets over $1 billion
---------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio  0.60% of first $250 million of such assets plus
                                      0.55% of such assets over $250 million up to $500 million
                                      plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion
---------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio   0.70% of first $200 million of such assets plus
                                      0.65% of such assets over $200 million up to $500 million
                                      plus 0.625% of such assets over $500 million
---------------------------------------------------------------------------------------------------

PORTFOLIO                                  MANAGEMENT FEE
MFS(R) Research International Portfolio    0.80% of first $200 million of such assets plus
                                           0.75% of such assets over $200 million up to $500 million
                                           plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth Portfolio/1/  0.75%
--------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio     0.75% of first $1 billion of such assets plus
                                           0.70% of such assets over $1 billion
--------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth Portfolio        0.70% of first $200 million of such assets plus
                                           0.65% of such assets over $200 million up to $500 million
                                           plus 0.625% of such assets over $500 million
--------------------------------------------------------------------------------------------------------

1 Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the T. Rowe Price Mid Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver.
  The waiver schedule for the period January 1 through December 31, 2008 was:

                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion

A discussion regarding the basis of the decision of the Trust's Board of Trustees' to approve the Management Agreement with the Manager and the investment advisory agreements with the Advisers, if applicable, is available in each Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of certain Portfolios until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following respective expense ratios:

                                              TOTAL EXPENSES LIMITED TO
         PORTFOLIOS                           (% OF DAILY NET ASSETS)
         Lazard Mid Cap Portfolio                       0.80%
         Van Kampen Mid Cap Growth Portfolio            0.90%

Each Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percen-tages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the applicable Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAIs provide additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Small Cap Growth Portfolio of the Trust. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about

August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Lazard Mid Cap Portfolio of the Trust. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995. Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Lord Abbett Bond Debenture and Lord Abbett Mid Cap Value Portfolios of the Trust. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

LORD ABBETT BOND DEBENTURE PORTFOLIO

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

LORD ABBETT MID CAP VALUE PORTFOLIO

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS(R) Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Van Kampen Mid Cap Growth Portfolio of the Trust. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Van Kampen Mid Cap Growth Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97

       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the T. Rowe Price Mid Cap Growth Portfolio of the Trust. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee.

    The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Third Avenue Small Cap Value Portfolio of the Trust. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

DISTRIBUTION PLANS

Each Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of each Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments with respect to Class B share and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of each Portfolio;
(ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolios, as applicable, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

Each Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's Class A, Class B and Class E shares financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of each Portfolio, which are available upon request.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------
N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

                                            LORD ABBETT MID CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------
+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAIS")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. Each SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT A PORTFOLIO CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAIs and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about a Portfolio, including the Annual and Semi-annual Reports and SAIs, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T





                 American Funds Balanced Allocation Portfolio


                          Class B and Class C Shares

                                __PROSPECTUS__

                                  MAY 1, 2009




 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                               PAGE

          INTRODUCTION                                          3
             Understanding the Trust                            3
             Understanding the Portfolio                        3

          THE PORTFOLIO                                         7

            INVESTMENT SUMMARY                                  7
             American Funds Balanced Allocation Portfolio       8

            PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS          11
            MANAGEMENT                                          15
             The Manager                                        15
             Distribution Plans                                 17

          YOUR INVESTMENT                                       17
             Shareholder Information                            17
             Dividends, Distributions and Taxes                 18
             Sales and Purchases of Shares                      20

          FINANCIAL HIGHLIGHTS                                  24

          APPENDIX A                                           A-1

          FOR MORE INFORMATION                              Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B and Class C shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation between the two primary asset classes (equity and fixed income market). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate the Portfolio's allocation among equity, fixed income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Portfolio may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small-cap, mid-cap equity and international securities).



                                    Balanced Allocation
           Asset Class                   Portfolio
-------------------------------------------------------
Equity Underlying Portfolios                65%
-------------------------------------------------------
    International                           17%
    Domestic                                48%
-------------------------------------------------------
Fixed Income Underlying Portfolios          35%
-------------------------------------------------------
    Investment Grade                        27%
    High Yield                              5%
    Foreign Fixed Income                    3%
-------------------------------------------------------


Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here", then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated underlying portfolios in which the Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO

INVESTMENT SUMMARY


The Portfolio summary discusses the following:


    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                 AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large-cap, small-cap, mid-cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 65% to equity securities and 35% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolio."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 11, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.







 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 15

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 24

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class B Class C
----------------------------------------------------------
Management Fee                              0.10%   0.10%
----------------------------------------------------------
12b-1 Fees                                  0.25%   0.55%
----------------------------------------------------------
Other Expenses                              0.01%   0.05%
----------------------------------------------------------
Acquired Fund Fees and Expenses*            0.40%   0.40%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                      0.76%   1.10%
----------------------------------------------------------
Contractual Expense Waiver**                0.01%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                       0.75%   1.05%
----------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds. The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class B  Class C
---------------------------
1 Year    $     77 $    108
---------------------------
3 Years   $    243 $    347
---------------------------
5 Years   $    423 $    604
---------------------------
10 Years  $    944 $  1,341
---------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying Portfolios. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK

An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.


In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been Trustee of Metropolitan Series Fund, Inc. since August 2006.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product

Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.10% of such assets.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the

Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% for Class B and Class C shares, respectively, of daily net assets in the case of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUND OF FUNDS STRUCTURE

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate shares of the Underlying Portfolio's expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.


All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.


TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.


Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolio, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class B shares and Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B and Class C shares are subject to a Rule 12b-1 fee of 0.25% and 0.55%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


The Class 1 shares of the Underlying Portfolios, which the Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that the Portfolio's cash flows may reflect a pattern of market timing or (ii) that the Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.


Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Underlying Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.


VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B and Class C shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.




                                   AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.08
NET REALIZED AND UNREALIZED LOSS                                       (3.00)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.32%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.78%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.36
NET REALIZED AND UNREALIZED LOSS                                       (3.28)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.92)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.26)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.26)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.82
                                                                   ----------
TOTAL RETURN                                                       (29.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $545.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               6.70%(c)*
PORTFOLIO TURNOVER RATE                                               12.1%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS


The Portfolio may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                            5 PARK PLAZA SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T





                  American Funds Growth Allocation Portfolio


                          Class B and Class C Shares

                                __PROSPECTUS__

                                  MAY 1, 2009




 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolio                      3

           THE PORTFOLIO                                       7

             INVESTMENT SUMMARY                                7
              American Funds Growth Allocation Portfolio       8

             PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS        11
             MANAGEMENT                                        15
              The Manager                                      15
              Distribution Plans                               17

           YOUR INVESTMENT                                     17
              Shareholder Information                          17
              Dividends, Distributions and Taxes               18
              Sales and Purchases of Shares                    20

           FINANCIAL HIGHLIGHTS                                24

           APPENDIX A                                         A-1

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B and Class C shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation between the two primary asset classes (equity and fixed income market). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate the Portfolio's allocation among equity, fixed income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.

The Underlying Portfolios of American Funds Insurance Series in which the Portfolio may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small-cap, mid-cap equity and international securities).



                                    Growth Allocation
           Asset Class                  Portfolio
-----------------------------------------------------
Equity Underlying Portfolios               85%
-----------------------------------------------------
    International                          22%
    Domestic                               63%
-----------------------------------------------------
Fixed Income Underlying Portfolios         15%
-----------------------------------------------------
    Investment Grade                       11%
    High Yield                             2%
    Foreign Fixed Income                   2%
-----------------------------------------------------


Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here", then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.


Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated underlying portfolios in which the Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO

INVESTMENT SUMMARY


The Portfolio summary discusses the following:


    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large-cap, small-cap, mid-cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 85% to equity securities and 15% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolio."

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 11, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  High yield debt security risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.





 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 15

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 24

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.05%   0.05%
----------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                              0.38%   0.38%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        0.78%   1.08%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.05%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.73%   1.03%
----------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended
           April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class B  Class C
---------------------------
1 Year    $     75 $    106
---------------------------
3 Years   $    245 $    340
---------------------------
5 Years   $    430 $    593
---------------------------
10 Years  $    964 $  1,318
---------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying Portfolios. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK

An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk, that due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.


In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been Trustee of Metropolitan Series Fund, Inc. since August 2006.

Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product

Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.10% of such assets.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the

Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% for Class B and Class C shares, respectively, of daily net assets in the case of the Portfolio.

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUND OF FUNDS STRUCTURE

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate shares of the Underlying Portfolio's expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.


All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.


TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.


Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolio, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class B shares and Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B and Class C shares are subject to a Rule 12b-1 fee of 0.25% and 0.55%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


The Class 1 shares of the Underlying Portfolios, which the Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that the Portfolio's cash flows may reflect a pattern of market timing or (ii) that the Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.


Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Underlying Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.


VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class B and Class C shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.




                                     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.14
NET REALIZED AND UNREALIZED LOSS                                       (3.69)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.55)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.17
                                                                   ----------
TOTAL RETURN                                                       (35.45)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               2.37%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.65%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.23
NET REALIZED AND UNREALIZED LOSS                                       (3.81)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.58)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.14
                                                                   ----------
TOTAL RETURN                                                       (35.78)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $785.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               4.65%(c)*
PORTFOLIO TURNOVER RATE                                                4.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS


The Portfolio may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.


UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                            5 PARK PLAZA SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T




                 American Funds Moderate Allocation Portfolio

                          Class B and Class C Shares

                                __PROSPECTUS__


                                  MAY 1, 2009




 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                               PAGE

          INTRODUCTION                                          3
             Understanding the Trust                            3
             Understanding the Portfolio                        3

          THE PORTFOLIO                                         7

            INVESTMENT SUMMARY                                  7
             American Funds Moderate Allocation Portfolio       8

            PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS          11
            MANAGEMENT                                          15
             The Manager                                        15
             Distribution Plans                                 17

          YOUR INVESTMENT                                       17
             Shareholder Information                            17
             Dividends, Distributions and Taxes                 18
             Sales and Purchases of Shares                      20

          FINANCIAL HIGHLIGHTS                                  24

          APPENDIX A                                           A-1

          FOR MORE INFORMATION                              Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class B and Class C shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contract shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO


The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation between the two primary asset classes (equity and fixed income market). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment process and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios with other portfolios of American Funds Insurance Series or the Trust or Metropolitan Series Fund, Inc. The Manager may also change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk adjusted benefit to the Portfolio. Information regarding the Underlying Portfolios is set forth in



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Appendix A to this Prospectus and included in the current prospectus for those portfolios. COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING OR WRITING THE TRUST AT THE TELEPHONE NUMBER OR ADDRESS ON THE BACK COVER PAGE OF THIS PROSPECTUS.


Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate the Portfolio's allocation among equity, fixed income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.


The Underlying Portfolios of American Funds Insurance Series in which the Portfolio may currently invest are:

----------------------------------------------------------------------------
Blue Chip Income and Growth Fund  Global Small Capitalization Fund
----------------------------------------------------------------------------
Bond Fund                         Growth-Income Fund
----------------------------------------------------------------------------
Cash Management Fund              Growth Fund
----------------------------------------------------------------------------
Global Bond Fund                  High-Income Bond Fund
----------------------------------------------------------------------------
Global Discovery Fund             International Fund
----------------------------------------------------------------------------
Global Growth Fund                New World Fund
----------------------------------------------------------------------------
Global Growth and Income Fund     U.S. Government/AAA-Rated Securities Fund
----------------------------------------------------------------------------


There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small-cap, mid-cap equity and international securities).



                                    Moderate Allocation
           Asset Class                   Portfolio
-------------------------------------------------------
Equity Underlying Portfolios                50%
-------------------------------------------------------
    International                           13%
    Domestic                                37%
-------------------------------------------------------
Fixed Income Underlying Portfolios          50%
-------------------------------------------------------
    Investment Grade                        40%
    High Yield                              6%
    Foreign Fixed Income                    4%
-------------------------------------------------------




Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.


The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available from the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here", then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust then click on the "American Funds Asset Allocation Program Current Portfolio Allocations" icon where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates would receive investment advisory fees from any affiliated underlying portfolios in which the Portfolio may invest. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in affiliated Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust. Currently, the Manager does not invest in any affiliated Underlying Portfolios.


After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO

INVESTMENT SUMMARY


The Portfolio summary discusses the following:


    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment adviser to the Underlying Portfolios.


The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                 AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE:

High total return in the form of income and growth of capital, with a greater emphasis on income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class 1 shares of a diversified group of Underlying Portfolios of the American Funds Insurance Series. Under normal circumstances, the Portfolio primarily invests in large-cap, small-cap, mid-cap and international equity Underlying Portfolios and also invests in fixed income Underlying Portfolios in accordance with targeted allocations of 50% to equity securities and 50% to fixed income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolio."

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest high-yield, high-risk bonds.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.



PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, which are described in detail starting on page 11, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk also is described in the American Funds Insurance Series' prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  High yield debt security risk

  .  Foreign investment risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.





 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 15

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 24

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                             Class B Class C
----------------------------------------------------------------------------
Management Fee                                                0.10%   0.10%
----------------------------------------------------------------------------
12b-1 Fees                                                    0.25%   0.55%
----------------------------------------------------------------------------
Other Expenses                                                0.50%   0.05%
----------------------------------------------------------------------------
Acquired Fund (Underlying Portfolio) Fees and Expenses*       0.42%   0.42%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 Before Expense Waiver                                        1.27%   1.12%
----------------------------------------------------------------------------
Contractual Expense Waiver**                                  0.50%   0.05%
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses
 After Expense Waiver                                         0.77%   1.07%
----------------------------------------------------------------------------



         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios for the year ended December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class B and Class C shares of the Portfolio will not exceed 0.35% and 0.65%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.
The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class B Class C
-------------------------
1 Year    $   79  $  110
-------------------------
3 Years   $  355  $  353
-------------------------
5 Years   $  652  $  615
-------------------------
10 Years  $1,497  $1,364
-------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

One or more of the following primary risks may apply to the Underlying Portfolios. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying Portfolios. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK

An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its investment adviser underweights markets or industries where there are significant returns, and could lose value if the investment adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.


During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of the Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.


In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management teams that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

Ms. Forget, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been Trustee of Metropolitan Series Fund, Inc. since August 2006.


Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product

Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

Mr. McDevitt, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.


Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.


Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007
Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.


The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.10% of such assets.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the

Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% and 0.65% for Class B and Class C shares, respectively, of daily net assets in the case of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class C shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 1.00% for Class C shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class C shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class C shares are limited to 0.25% and 0.55%, respectively, of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.


FUND OF FUNDS STRUCTURE

Each Underlying Portfolio will have other shareholders, each of whom will pay their proportionate shares of the Underlying Portfolio's expenses. As a shareholder of an Underlying Portfolio, the Portfolio will have the same voting rights as other shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors.

Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned, directly or through Portfolio, only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio or Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class B shares and Class C shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Portfolio to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B and Class C shares are subject to a Rule 12b-1 fee of 0.25% and 0.55%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

The Class 1 shares of the Underlying Portfolios, which the Portfolio will purchase, are not subject to a Rule 12b-1 fee.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that the Portfolio's cash flows may reflect a pattern of market timing or (ii) that the Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Underlying Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class B and Class C shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                   AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (2.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.49
                                                                   ----------
TOTAL RETURN                                                       (22.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.35%(b)*
NET INVESTMENT INCOME                                               1.75%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.85%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS C                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.49
NET REALIZED AND UNREALIZED LOSS                                       (2.73)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (2.24)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.28)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.28)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $7.48
                                                                   ----------
TOTAL RETURN                                                       (22.40)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $449.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                            0.65%(b)*
NET INVESTMENT INCOME                                               8.74%(c)*
PORTFOLIO TURNOVER RATE                                               12.8%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.70%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

APPENDIX A

DESCRIPTION OF THE AMERICAN FUND INSURANCE SERIES UNDERLYING PORTFOLIOS

The Portfolio may invest in Class 1 shares of the American Fund Insurance Funds (the "Underlying Portfolios"). The following tables set forth: (i) the names of the Underlying Portfolios, (ii) the expense ratios of the Class 1 shares of the Underlying Portfolios for the most recent fiscal year, and (ii) brief descriptions of the Underlying Portfolios investment goals and principal strategies. Each of the Underlying Portfolios is managed by Capital Research and Management Company. Additional investment practices are described in the American Funds Insurance Funds' SAI and in the prospectus for the Underlying Portfolios.



UNDERLYING PORTFOLIO              EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Small Capitalization Fund     0.74%       The Fund seeks to grow over time by investing primarily in stocks of smaller companies, located around the world. Normally, the Fund invests at least 80%, of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the
                                                 Fund's holding of small capitalization stocks may fall below the 80%
                                                 threshold due to subsequent market action.
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                          0.33%       The Fund seeks to grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                                 In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.
--------------------------------------------------------------------------------------------------------------------------------
International Fund                   0.52%       The Fund seeks to grow over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the
                                                 Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
--------------------------------------------------------------------------------------------------------------------------------
New World Fund                       0.81%       The Fund seeks to grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund is designed for investors seeking capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income Fund                   0.28%       The Fund seeks to grow and provide income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to
                                                 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                            0.40%       The Fund seeks to maximize current income and preserve capital.
                                                 Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents)
                                                 and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody's Investors Service, Inc. and BB+ or below by Standard &
                                                 Poor's Ratings Services or unrated but determined to be of equivalent quality.
--------------------------------------------------------------------------------------------------------------------------------
High-Income Bond Fund                0.48%       The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by
                                                 Moody's Investors Service, Inc. or BB+ or below by Standard & Poor's
                                                 Ratings Services or unrated but determined to be of equivalent quality).
                                                 The Fund may also invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities.
--------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
U.S. Government/AAA-Rated         0.43%       The Fund seeks to provide a high level of current income, as well as
 Securities Fund                              preservation of investment. Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the "full faith and credit"
                                              pledge of the U.S. government or debt securities that are rated Aaa by
                                              Moody's Investors Service, Inc. or AAA by Standard & Poor's Ratings
                                              Services or unrated but determined to be of equivalent quality. The Fund is designed for investors seeking income and more price stability than from investing in stocks and lower quality debt securities, and capital preservation over the long term.

                                              The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuer. Such securities may include mortgage-backed securities issued by the Federal National Mortgage
                                              Association ("Fannie Mae") and the Federal Home Loan Mortgage
                                              ("Freddie Mac") are neither issued nor guaranteed by the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.59%       The Fund seeks to provide, over the long term, as high a level of total return as is consistent with prudent management, by investing primarily in investment grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars. The Fund may also invest in lower quality, higher yielding debt securities, sometimes referred to as "junk bonds." The total return of the Fund will be the result of interest income, changes in the market value of the Fund's investments and changes in the value of other currencies relative to the U.S. dollar.
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Income and Growth       0.43%       The Fund seeks to produce income exceeding the average yield on U.S.
 Fund                                         stocks generally (as represented by the average yield on S&P 500 Index)
                                              and to provide an opportunity for growth of principal consistent with sound common stock investing. The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S.
                                              with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the U.S., so long as they are listed or traded in the U.S.
                                              The Fund will invest, under normal market conditions, at least 90% of its assets in equity securities. The Fund is designed for investors seeking both income and capital appreciation.
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Fund              0.32%       The Fund seeks to provide an opportunity to earn income on cash reserves while preserving value and maintaining liquidity. Normally, the
                                              Fund invests substantially in high-quality money market instruments. In addition, the Fund may invest in securities issued by entities domiciled outside the U.S. or Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the U.S. or Canada.
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund             0.60%       The Fund seeks to grow over time by investing primarily in stocks of companies in the services and information areas of the global economy.
                                              The Fund may invest up to 25% of its assets in companies outside the services and information areas. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the Fund should have a long-
                                              term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                0.55%       The Fund seeks to grow over time by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
---------------------------------------------------------------------------------------------------------------------------------

UNDERLYING PORTFOLIO           EXPENSE RATIO  GOAL AND PRINCIPAL STRATEGY
Global Growth and Income Fund     0.62%       The Fund seeks to grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.
                                              The Fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the Fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.
-----------------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                            5 PARK PLAZA SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com. Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T

                   Batterymarch Growth and Income Portfolio

                                Class A Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

            INTRODUCTION                                      3
               Understanding the Trust                        3
               Understanding the Portfolio                    3

            THE PORTFOLIO                                     4

              INVESTMENT SUMMARY                              4
               Batterymarch Growth and Income Portfolio       6

              MANAGEMENT                                      11
               The Manager                                    11
               The Adviser                                    12

            YOUR INVESTMENT                                   13
               Shareholder Information                        13
               Dividends, Distributions and Taxes             14
               Sales and Purchases of Shares                  15

            FINANCIAL HIGHLIGHTS                              19

            FOR MORE INFORMATION                          Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   BATTERYMARCH GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term accumulation of principal through capital appreciation and retention of net investment income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile,

 PORTFOLIO MANAGEMENT:

..  Batterymarch Financial Management, Inc. see page 12

..  For financial highlights see page 19

    and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding as of May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Adviser in December, 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses, including Contract charges, since such charges were not separately stated from other account expenses. The assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio on May 1, 2006. Subsequent to May 1, 2006, the Portfolio's performance does not reflect Contract charges. If Contracts charges had been included in the performance calculations subsequent to May 1, 2006, the numbers below would have been lower. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  99      00       01       02      03      04     05     06       07      08
------  ------  -------  -------  ------  ------  -----  -----   -----  -------
21.73%  -12.54% -15.87%  -21.74%  26.18%  11.01%  4.50%  14.15%  7.85%  -36.87%

High Quarter:   2nd - 2007       +6.33%
Low Quarter:    4th - 2008      -21.09%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large--and medium--sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return as of 12/31/08
------------------------------------------
                1 Year    5 Year   10 Year
 -------------  --------  -------- -------
Class A         -36.87%   -2.04%    -2.23%
S&P500 Index    -37.00%   -2.19%    -1.38%


FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the period ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                           Class A
--------------------------------------------------
Management Fee                              0.65%
--------------------------------------------------
12b-1 Fees                                  None
--------------------------------------------------
Other Expenses                              0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      0.70%
--------------------------------------------------
Contractual Expense Waiver*                 0.05%
--------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Waiver                               0.65%
--------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A shares of the Portfolio will not exceed, on a permanent basis, the following schedule. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXPENSE LIMITATION

         First $500 Next $500  Next $500  Next $500
         million of million of million of million of Assets over
           assets     assets     assets     assets   $2 billion
----------------------------------------------------------------
Class A     0.65%      0.55%      0.50%      0.45%      0.40%
----------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect for all periods. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A
------------------
1 Year    $     67
------------------
3 Years   $    220
------------------
5 Years   $    386
------------------
10 Years  $    868
------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER


MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.50% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to permanently waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following with respect to Class A shares of the Portfolio:

0.65%--first $500 million of such assets
0.55%--next $500 million of such assets
0.50%--next $500 million of such assets
0.45%--next $500 million of such assets
0.40%--all assets over $2 billion

The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to mutual funds and institutional accounts, such as corporate pension plans, foundations and endowment funds, unions and foreign, state and local governmental entities. Total assets under management by Batterymarch were approximately $16.6 billion as of December 31, 2008. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.

The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

  . YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has 10 years of investment experience.

  . STEPHEN A. LANZENDORF, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 24 years of investment experience.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest hold-ings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.


If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.


LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.


NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                       BATTERYMARCH GROWTH AND INCOME PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $22.52   $22.56          $20.73
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.26     0.24            0.19
NET REALIZED AND UNREALIZED GAINS                               (7.61)     1.50            1.64
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.35)     1.74            1.83
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.26)   (0.20)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (2.64)   (1.58)              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (2.90)   (1.78)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                  $12.27   $22.52          $22.56
                                                               --------  ------         -------
TOTAL RETURN                                                  (36.87)%    7.85%          8.83%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $239.1   $440.3          $483.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.65%    0.65%         0.65%++
NET INVESTMENT INCOME                                            1.52%    1.06%         1.32%++
PORTFOLIO TURNOVER RATE                                          69.2%    81.4%          63.6%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.69%    0.71%         0.72%++

--------------------------------------------------------------------------------
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                        BlackRock High Yield Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  BlackRock High Yield Portfolio           6

                 MANAGEMENT                                14
                  The Manager                              14
                  The Adviser                              14
                  Distribution Plan                        16

               YOUR INVESTMENT                             16
                  Shareholder Information                  16
                  Dividends, Distributions and Taxes       17
                  Sales and Purchases of Shares            19

               FINANCIAL HIGHLIGHTS                        23

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE:

To maximize total return, consistent with income generation and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio will normally invest at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's Investors Service, Inc.) or will be determined by the Adviser to be of similar quality. Split rate bonds will be considered to have the higher credit rating. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Adviser evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average total return.

To add additional diversification, the Adviser can invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer's current or future ability to make interest and principal payments. Typically, the Adviser will invest in distressed securities when it believes they are undervalued.

The Adviser team may, when consistent with the Portfolio's investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps (up to 15% of its assets) and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such a reverse repurchase agreements or dollar rolls).

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MEZZANINE SECURITIES RISK. Mezzanine securities (which are subordinated securities which receive payments of interest and principal after other more senior security holders are paid) carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

BANK LOAN RISK. The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

CBO RISK. The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

The Portfolio also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

FORWARD COMMITMENT RISK. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

FOREIGN BOND RISK. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include, but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non- U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

CREDIT DEFAULT SWAP RISK. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by a different investment adviser. The assets of the Federated High Yield Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. Effective August 21, 2006, BlackRock Financial Management, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04      05      06     07     08
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
 3.10%  -8.15%   1.94%   3.72%  22.39%  10.38%   2.55%   9.81%  2.70% -24.20%

                     High Quarter:     2nd - 2003     +7.74%
                     Low Quarter:      4th - 2008    -18.40%






 PORTFOLIO MANAGEMENT:

..  BlackRock Financial Management, Inc. see page 15

..  For financial highlights see page 23

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Corporate High Yield Bond - 2% Issuer Cap Index ("Barclays HY Index"). The Barclays HY Index is an unmanaged index that covers the universe of fixed rate non-investment grade debt. Pay-in-kind bonds, Eurobonds and debt issues from emerging market countries are excluded. There is a maximum 2% limit on issuers held in the Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
             1 Year  5 Year 10 Year Inception   Date
------------ ------  ------ ------- --------- ---------
Class A      -24.20% -0.66%  1.72%       --         --
Class B          --     --     --    -24.54%   4/28/08
Barclays HY
 Index       -25.88% -0.84%  2.28%       --



For information on BlackRock Financial Management, Inc.'s prior performance with a comparable fund, see page 15.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.94%
----------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     69 $     96
---------------------------
3 Years   $    215 $    301
---------------------------
5 Years   $    374 $    522
---------------------------
10 Years  $    837 $  1,159
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.60% of the average daily net assets of the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


BLACKROCK FINANCIAL MANAGEMENT, INC. ("BFM"), 40 East 52nd Street, New York, New York 10022, is the Adviser to the Portfolio. BFM is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . The Portfolio is managed by a team of investment professionals at BFM. The lead members of the team are KEVIN J. BOOTH, Managing Director of BFM since 2006, and JAMES KEENAN, Managing Director of BFM since 2008. SCOTT AMERO, Vice Chairman and Global Chief Investment Officer for Fixed Income since 2007, and Managing Director of BFM since 1990, is also part of the Portfolio's management team.

  . MR. BOOTH, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BFM or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

  . MR. KEENAN, CFA, is co-head of the high yield team within BFM's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.

  . MR. AMERO is BFM's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

  . MR. AMERO has been portfolio manager of the Portfolio since 2006, and MR. BOOTH and MR. KEENAN have been part of the portfolio management team since 2007.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the BlackRock Funds High Yield Bond Portfolio, which is also advised by BFM, have substantially similar investment objectives, policies, and strategies. BFM began managing the Portfolio in August, 2006. In order to provide you with information regarding the investment capabilities of BFM, performance information regarding the BlackRock Funds High Yield Bond Portfolio is presented. Management fees paid by the BlackRock Funds High Yield Portfolio are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the BlackRock Funds High Yield Bond Portfolio, the average annual return during the period would have been less than the returns set forth below. The result assumes that the current management fee paid by the BlackRock

Funds High Yield Bond Portfolio, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of BlackRock Funds High Yield Bond Portfolio and the Portfolio will vary.

The table below compares the BlackRock Funds High Yield Bond Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index ("Barclays HY Index"). An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



      Average Annual Total Returns as of 12/31/08
-------------------------------------------------------
                                  1 Year  5 Year 10 Year
--------------------------------- ------  ------ -------
BlackRock Funds High Yield Bond
 Portfolio--Institutional shares  -27.80% -0.69%  3.05%
Barclays HY Index                 -25.88% -0.84%  2.28%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended December 31, 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.



  BLACKROCK HIGH YIELD PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $8.24    $8.92  $8.84   $8.62   $8.41
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.61     0.60   0.63    0.63    0.64
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.48)   (0.34)   0.19  (0.41)    0.23
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (1.87)     0.26   0.82    0.22    0.87
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.57)   (0.94) (0.74)      --  (0.66)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --       --     --      --      --
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.57)   (0.94) (0.74)      --  (0.66)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $5.80    $8.24  $8.92   $8.84   $8.62
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (24.20)%    2.70%  9.81%   2.55%  10.38%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $295.7   $404.1  $77.5   $84.0   $87.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.72%  0.93%   0.87%  0.83%*
NET INVESTMENT INCOME                                     8.40%    7.21%  7.34%   7.28%   7.42%
PORTFOLIO TURNOVER RATE                                   57.8%    60.2%  88.9%   36.0%   38.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67% 0.73%(b)  0.96%   0.87%   0.87%

--------------------------------------------------------------------------------

*  The Manager waived a portion of the management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

                                                 BLACKROCK HIGH YIELD PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.66
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.41
NET REALIZED AND UNREALIZED LOSS                                       (2.29)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.88)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $5.78
                                                                   ----------
TOTAL RETURN                                                       (24.54)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $13.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.94%*
NET INVESTMENT INCOME                                                  8.70%*
PORTFOLIO TURNOVER RATE                                                 57.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.94%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      BlackRock Large Cap Core Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  BlackRock Large Cap Core Portfolio       6

                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              11
                  Distribution Plans                       12

               YOUR INVESTMENT                             13
                  Shareholder Information                  13
                  Dividends, Distributions and Taxes       13
                  Sales and Purchases of Shares            15

               FINANCIAL HIGHLIGHTS                        19

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      BLACKROCK LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Portfolio invests at least 80% of its assets in equity securities of large cap companies selected from among those that are, at the time of purchase, included in the Russell 1000 Index (the "Index"). As of May 30, 2008, the Index included companies with market capitalizations between $1.4 billion and $469.0 billion. The size of the companies in the Index changes with market conditions and composition of the Index. The Portfolio uses an investment approach that blends growth (investing in equity securities that the Adviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the Adviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000 Index.

The Adviser uses a quantitative model to look for companies that are consistent with the Portfolio's strategy. The Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. If the Adviser believes that a company is overvalued, the company will not be considered for investment. After the initial screening is performed, the Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Portfolio's benchmark index, the Adviser reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

  .  relative price-to-earnings and price-to-book ratios

  .  stability and quality of earnings momentum and growth

  .  weighted median market capitalization of the portfolio

  . allocation among the economic sectors of the portfolio as compared to its benchmark index

  .  weighted individual stocks within the applicable index

In seeking to achieve its investment objective, the Portfolio may also invest in options and futures and other forms of derivatives.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser's predecessor using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective. The assets of the Mercury Large Cap Core Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective November 17, 2003, Merrill Lynch Investment Managers, L.P. became the Adviser to the Mercury Large Cap Core Portfolio of The Travelers Series Trust. Information prior to that date is attributable to the Portfolio's former investment adviser. Effective October 1, 2006, BlackRock Advisors, LLC became the Portfolio's Adviser.


                                  [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04       05      06      07      08
------  ------  ------  ------  ------  ------   ------  ------  ------  ------
23.67%  -5.58% -22.45% -25.14%  21.16%  15.89%   12.04%  14.25%   6.55%  -37.17%

                      High Quarter: 4th - 1999  +21.71%
                      Low Quarter:  4th - 2008  -20.02%



The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10- year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Index, a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
              1 Year  5 Year 10 Year Inception   Date
------------- ------  ------ ------- --------- ---------
Class A       -37.17% -0.14%  -2.02%      --         --
Class B       -37.36%    --      --   -23.95%   4/30/07
Class E       -37.30%    --      --   -23.87%   4/30/07
Russell 1000
 Index        -37.60% -2.04%  -1.09%      --






 PORTFOLIO MANAGEMENT:

..  BlackRock Advisors, LLC see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.58%   0.58%   0.58%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%   0.77%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     64 $     89 $     79
------------------------------------
3 Years   $    199 $    279 $    247
------------------------------------
5 Years   $    347 $    484 $    429
------------------------------------
10 Years  $    776 $  1,076 $    957
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.625% of first $250 million of such assets plus 0.60% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


BLACKROCK ADVISORS, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the Adviser to the Portfolio. BlackRock Advisors, LLC is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., has a significant economic interest in BlackRock, Inc.

  . ROBERT C. DOLL, Jr., is the senior portfolio manager and is primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. He has been the Portfolio's and its predecessor's portfolio manager since 2003. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

  . DANIEL HANSON, CFA, is a Managing Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Portfolio's team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of this Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended December 31, 2004, other independent accountants audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.



  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.14   $11.20 $10.14   $9.05    $7.85
                                                       -------- -------- ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11     0.09   0.05    0.02     0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.10)     0.63   1.37    1.07     1.21
                                                       -------- -------- ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.99)     0.72   1.42    1.09     1.25
                                                       -------- -------- ------  ------  -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.06)   (0.08) (0.02)      --   (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.42)   (0.70) (0.34)      --       --
                                                       -------- -------- ------  ------  -------
TOTAL DISTRIBUTIONS                                      (0.48)   (0.78) (0.36)      --   (0.05)
                                                       -------- -------- ------  ------  -------
NET ASSET VALUE, END OF PERIOD                            $6.67   $11.14 $11.20  $10.14    $9.05
                                                       -------- -------- ------  ------  -------
TOTAL RETURN                                           (37.17)%    6.55% 14.25%  12.04%   15.89%
                                                       -------- -------- ------  ------  -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,041.2 $1,716.0 $131.0  $131.0   $126.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%    0.64%  0.98%   0.91%  0.92%**
NET INVESTMENT INCOME                                     1.20%    0.83%  0.48%   0.23%    0.51%
PORTFOLIO TURNOVER RATE                                  102.8%    87.3%  72.2%   79.0%   136.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%   0.65%*  1.04%   0.91%    0.95%

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
** The Manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

                                             BLACKROCK LARGE CAP CORE PORTFOLIO



                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.01              $10.91
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.08                0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.04)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.96)                0.10
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.58              $11.01
                                                                    --------             -------
TOTAL RETURN                                                        (37.36)%             0.92%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $33.5               $47.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.87%              0.89%+
NET INVESTMENT INCOME                                                  0.96%              0.58%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.87%             0.89%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net Investment income per share was calculated using average shares outstanding.

  BLACKROCK LARGE CAP CORE PORTFOLIO



                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 30, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.07              $10.96
                                                                    --------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                   0.09                0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)                            (4.07)                0.06
                                                                    --------             -------
TOTAL FROM INVESTMENT OPERATIONS                                      (3.98)                0.11
                                                                    --------             -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (0.05)                  --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (0.42)                  --
                                                                    --------             -------
TOTAL DISTRIBUTIONS                                                   (0.47)                  --
                                                                    --------             -------
NET ASSET VALUE, END OF PERIOD                                         $6.62              $11.07
                                                                    --------             -------
TOTAL RETURN                                                        (37.30)%             1.00%++
                                                                    --------             -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $96.6              $179.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.77%              0.79%+
NET INVESTMENT INCOME                                                  1.04%              0.69%+
PORTFOLIO TURNOVER RATE                                               102.8%               87.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.77%             0.79%+*

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     Clarion Global Real Estate Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

              INTRODUCTION                                  3
                 Understanding the Trust                    3
                 Understanding the Portfolio                3

              THE PORTFOLIO                                 4

                INVESTMENT SUMMARY                          4
                 Clarion Global Real Estate Portfolio       6

                MANAGEMENT                                  12
                 The Manager                                12
                 The Adviser                                12
                 Distribution Plans                         14

              YOUR INVESTMENT                               14
                 Shareholder Information                    14
                 Dividends, Distributions and Taxes         15
                 Sales and Purchases of Shares              16

              FINANCIAL HIGHLIGHTS                          20

              FOR MORE INFORMATION                      Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     CLARION GLOBAL REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE:

Total return through investment in real estate securities, emphasizing both capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry. In selecting investments for the Portfolio, the Portfolio's Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries, including the U.S. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts and similarly situated real estate companies outside the U.S. ("REITs"). The Portfolio may invest in companies located in countries with emerging securities markets.

The Portfolio's Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including:

  .  value and property;

  .  capital structure; and

  .  management and strategy.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned of the Portfolio.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in companies engaged in or related to the real estate industry. Your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because at least 80% of the Portfolio's assets will be invested in the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business, e.g., apartments, retail, hotels, offices, industrial, health care, etc., or geographic regions of the global real estate securities market. As such, its performance would be especially sensitive to developments that significantly affected those sub-sectors or regions. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills and credit worthiness, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective April 28, 2008, ING Clarion Real Estate Securities L.P. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  05        06         07         08
------    ------     ------     ------
13.29%    37.58%    -15.01%     -41.67%

High Quarter: 1st-2006  +14.88%
Low Quarter:  4th-2008  -30.54%







 PORTFOLIO MANAGEMENT:

..  ING Clarion Real Estate Securities L.P. see page 13

..  For financial highlights see page 20

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is an unmanaged index that tracks the performance of listed real estate companies and REITs worldwide. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



 Average Annual Total Return as of 12/31/08
---------------------------------------------
                            Since   Inception
                  1 Year  Inception   Date
----------------- ------  --------- ---------
Class A           -41.56%   0.26%    5/1/04
Class B           -41.67%   0.02%    5/1/04
Class E           -41.68%   0.11%    5/1/04
FTSE EPRA/NAREIT
 Developed Index  -47.72%   1.86%



For information on ING Clarion Real Estate Securities L.P.'s prior performance with a comparable fund see page 13.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.06%   0.05%   0.05%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.69%   0.93%   0.83%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     71 $     95 $     85
------------------------------------
3 Years   $    221 $    298 $    266
------------------------------------
5 Years   $    385 $    517 $    462
------------------------------------
10 Years  $    861 $  1,147 $  1,029
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


ING CLARION REAL ESTATE SECURITIES L.P. ("ING Clarion") serves as Adviser to the Portfolio. ING Clarion was founded in 1969 and is a Delaware limited partnership. ING Clarion is an indirect, wholly-owned subsidiary of ING Groep, N.V. and is an affiliate of ING Investments. ING Clarion's principal address is 201 King of Prussia Road, Radnor, Pennsylvania 19087. ING Clarion is in the business of providing investment advice to institutional and individual client accounts which, as of December 31, 2008, were valued in excess of $10 billion.

The following individuals are jointly responsible for the day-to-day management of the Portfolio.

  . T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion since 1991.

  . STEVEN D. BURTON, Managing Director and Portfolio Manager, is a member of ING Clarion's Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the U.S. Mr. Burton joined ING Clarion in 1995.

  . JOSEPH P. SMITH, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

ING Clarion became the Adviser to the Portfolio in April 2008. In order to provide you with information regarding the investment capabilities of ING Clarion, performance information regarding the ING Global Real Estate Fund ("ING Fund") is presented. The Portfolio and the ING Fund, which is also advised by ING Clarion, have substantially similar investment objectives, policies, and strategies. Management fees paid by the ING Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the ING Fund, the average annual return during the period would have been higher than the returns set forth below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of ING Fund and the Portfolio will vary.

The table below compares the ING Global Real Estate Fund's average annual compounded total returns on a before tax basis for the 1- and 5-year periods and since inception through 12/31/08 with the S&P Developed Property Index, an unmanaged index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development rental and investment. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



              Average Annual Total Return as of 12/31/08
------------------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
------------------------------------- ------  ------ --------- ---------
ING Global Real Estate Fund--Class A
 Before Taxes                         -41.53%  3.51%   9.13%    11/5/01
S&P Developed Property Index          -47.61%  1.34%   7.14%*
* Index performance is from 11/1/01.



DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                           CLARION GLOBAL REAL ESTATE PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.08   $18.13 $14.15  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.32     0.22   0.28    0.30            0.55
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.53)   (2.59)   4.81    1.40            2.42
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.37)   5.09    1.70            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.25)   (0.19) (0.19)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.47)   (1.68) (1.11)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.40   $14.08 $18.13  $14.15          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.56)% (14.79)% 37.90%  13.61%        29.73%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $534.1   $711.9 $627.5  $204.1           $77.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.67%    0.62%  0.66%   0.69%          0.84%+
NET INVESTMENT INCOME                          2.91%    1.35%  1.74%   2.27%          6.76%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.69%    0.65%  0.70%   0.70%          0.84%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

  CLARION GLOBAL REAL ESTATE PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.01   $18.06 $14.11  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.21   0.23    0.26            0.26
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.50)   (2.62)   4.81    1.40            2.69
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.21)   (2.41)   5.04    1.66            2.95
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.21)   (0.15) (0.17)      --          (0.20)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.43)   (1.64) (1.09)  (0.02)          (0.48)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.37   $14.01 $18.06  $14.11          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.67)% (15.01)% 37.58%  13.29%        29.55%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $279.2   $484.8 $623.4  $316.4          $167.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.92%    0.87%  0.92%   0.94%          0.98%+
NET INVESTMENT INCOME                          2.57%    1.30%  1.43%   2.00%          3.45%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.93%    0.90%  0.95%   0.95%          0.98%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

                                           CLARION GLOBAL REAL ESTATE PORTFOLIO



                                                                              FOR THE PERIOD FROM
                                                                                  MAY 1, 2004
                                                                                (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,     OPERATIONS) TO
                                            --------------------------------- DECEMBER 31, 2004(A)
CLASS E                                     2008(A)  2007(A)  2006(A) 2005(A) --------------------
------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $14.04   $18.08 $14.13  $12.47          $10.00
                                            -------- -------- ------  ------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.26   0.25    0.28            0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (5.51)   (2.64)   4.80    1.40            2.64
                                            -------- -------- ------  ------        --------
TOTAL FROM INVESTMENT OPERATIONS              (5.22)   (2.38)   5.05    1.68            2.97
                                            -------- -------- ------  ------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.22)   (0.17) (0.18)      --          (0.22)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.22)   (1.49) (0.92)  (0.02)          (0.28)
GAINS                                       -------- -------- ------  ------        --------
TOTAL DISTRIBUTIONS                           (1.44)   (1.66) (1.10)  (0.02)          (0.50)
                                            -------- -------- ------  ------        --------
NET ASSET VALUE, END OF PERIOD                 $7.38   $14.04 $18.08  $14.13          $12.47
                                            -------- -------- ------  ------        --------
TOTAL RETURN                                (41.68)% (14.86)% 37.62%  13.45%        29.69%++
                                            -------- -------- ------  ------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $34.7    $72.7 $119.2   $51.3           $20.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.81%    0.76%  0.82%   0.84%          0.91%+
NET INVESTMENT INCOME                          2.62%    1.54%  1.55%   2.14%          4.19%+
PORTFOLIO TURNOVER RATE                       146.2%   110.0%  73.0%   13.5%         52.3%++
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.83%    0.80%  0.85%   0.84%          0.91%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net Investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                       Dreman Small Cap Value Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Dreman Small Cap Value Portfolio         6

                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              12
                  Distribution Plan                        13

               YOUR INVESTMENT                             13
                  Shareholder Information                  13
                  Dividends, Distributions and Taxes       14
                  Sales and Purchases of Shares            15

               FINANCIAL HIGHLIGHTS                        19

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       DREMAN SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Portfolio defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser focuses its stock selection process on small companies with below market price-to-earnings ratios. The Adviser also identifies value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the Adviser then completes its fundamental analysis and purchases for the Portfolio what are believed to be the most attractive stocks, drawing on analysis of economic outlooks or various industries. The Adviser may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Portfolio relative to the Index. Even so, diversification is an important characteristic of the Adviser's investment philosophy.

The Portfolio may invest up to 15% of its assets in real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.



The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed both by the Adviser using the same investment objective and strategy as the Portfolio and by another investment adviser using the same investment objective as the Portfolio but a different (quantitative) investment strategy. The assets of the Style Focus Series: Small Cap Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Style Focus
Series: Small Cap Value Portfolio of The Travelers Series Trust (from May 1, 2005 to April 30, 2006).

The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]
 Year-by-Year Total Return as of 12/31 of Each Year

   06             07              08
  -----         -----          -------
  24.23%        -0.97%         -25.22%

High Quarter:   1st - 2006      +14.30%
Low Quarter:    4th - 2008      -19.08%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08, as applicable, with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -25.22%    1.20%    5/2/05
Class B                       --   -24.81%   4/28/08
Russell 2000 Value Index  -28.92%   -2.53%*
* Index performance is from 5/2/05.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:

..  Dreman Value Management, L.L.C. see page 12

..  For financial highlights see page 19

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.79%   0.79%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.07%   0.12%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.86%   1.16%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.10% and 1.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     88 $    119
---------------------------
3 Years   $    275 $    370
---------------------------
5 Years   $    479 $    642
---------------------------
10 Years  $  1,064 $  1,415
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.800% of first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 1.10% and 1.35% of daily net assets for Class A and Class B shares, respectively of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the

Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


DREMAN VALUE MANAGEMENT, L.L.C ("Dreman"), Harborside Financial Center,
Plaza 10, Suite 800, Jersey City, New Jersey 07311, is the Adviser to the Portfolio. Dreman was founded in 1977 and managed over $8.5 billion in assets as of December 31, 2008.

  . Messrs. DAVID N. DREMAN, E. CLIFTON HOOVER, JR and MARK ROACH serve as Co-Portfolio Managers of the Portfolio. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman and has been with Dreman since its inception in 1997. Mr. Hoover is a Co-Chief Investment Officer, Co-Research Director and Portfolio Manager of Dreman's Large and Small Cap Value Strategies. Mr. Hoover joined Dreman in December 2006. Prior to that time, he was a Managing Director and Portfolio Manager at NFJ Investment Group since 1997. Mr. Roach is a Managing Director at Dreman and a Portfolio Manager of Mid-Cap and Small-Cap Products. Mr. Roach joined Dreman in November 2006. Prior to that time, he was with Vaughn Nelson Investment Management since 2002 and has been in the investment management business since 1997.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average of net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the

1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  DREMAN SMALL CAP VALUE PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $13.57      $13.77   $11.20           $10.00
                                                        --------    --------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.14        0.12     0.13             0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.44)      (0.25)     2.57             1.30
                                                        --------    --------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.30)      (0.13)     2.70             1.37
                                                        --------    --------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)          --   (0.06)           (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)      (0.07)   (0.07)           (0.12)
                                                        --------    --------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.47)      (0.07)   (0.13)           (0.17)
                                                        --------    --------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $9.80      $13.57   $13.77           $11.20
                                                        --------    --------  ------          -------
TOTAL RETURN                                           (25.22)%     (0.97)%   24.23%          13.56%+
                                                        --------    --------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $174.5      $225.2    $83.6             $5.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%       0.92%    1.10%          1.10%++
NET INVESTMENT INCOME                                     1.17%       0.89%    0.99%          0.86%++
PORTFOLIO TURNOVER RATE                                   73.6%       69.6%    62.0%           55.0%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%    0.95%(b)    1.40%          3.83%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

                                               DREMAN SMALL CAP VALUE PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.02
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.11
NET REALIZED AND UNREALIZED LOSS                                       (3.34)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.23)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $9.79
                                                                   ----------
TOTAL RETURN                                                       (24.81)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $0.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.16%*
NET INVESTMENT INCOME                                                  1.50%*
PORTFOLIO TURNOVER RATE                                                 73.6%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.16%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Harris Oakmark International Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                Harris Oakmark International Portfolio       6

               MANAGEMENT                                    11
                The Manager                                  11
                The Adviser                                  11
                Distribution Plans                           12

             YOUR INVESTMENT                                 12
                Shareholder Information                      12
                Dividends, Distributions and Taxes           13
                Sales and Purchases of Shares                15

             FINANCIAL HIGHLIGHTS                            19

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    HARRIS OAKMARK INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in common stocks of non-U.S. companies. The Portfolio may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Portfolio will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization. The Portfolio may engage in foreign currency transactions for hedging purposes.

The Adviser uses a value investment style in selecting equity securities for the Portfolio. The Adviser believes that over time, a company's stock price converges with its true business value. By "true business value" the Adviser means its estimate of the price that is determined by the cash it generates. The Adviser believes that investing in equity securities priced significantly below what is believed to be the true business value presents the best opportunity to achieve the Portfolio's investment objective. The Adviser uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective January 1, 2003, Harris Associates L.P. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                       [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03      04      05       06      07       08
------   ------  ------  ------   ------  ------   ------
-18.09%  34.96%  20.52%  14.24%   28.85%  -1.12%   -40.88%

High Quarter:   2nd - 2003      +24.90%
Low Quarter:    4th - 2008      -22.01%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
                       1 Year  5 Year Inception   Date
---------------------- ------  ------ --------- ---------
Class A                -40.72%  0.98%   2.28%     1/2/02
Class B                -40.88%  0.73%   3.22%    10/9/01
Class E                -40.82%  0.83%   2.34%     4/1/02
MSCI EAFE Index (net)  -43.38%  1.66%   3.85%*
* Index performance is from 10/9/01.




 PORTFOLIO MANAGEMENT:

..  Harris Associates L.P. see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.78%   0.78%   0.78%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.07%   0.07%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.85%   1.10%   1.00%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     87 $    113 $    103
------------------------------------
3 Years   $    272 $    352 $    320
------------------------------------
5 Years   $    473 $    609 $    555
------------------------------------
10 Years  $  1,052 $  1,346 $  1,229
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.85% of first $100 million of such assets plus 0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion.

Effective January 1, 2009, the Adviser has agreed to reduce the advisory fee it charges to the Manager for managing the Portfolio. This fee change will reduce the advisory fee charged on the Portfolio's average daily net assets in excess of $1 billion. In connection with this change in the advisory fee, the Manager has agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


HARRIS ASSOCIATES L.P. ("Harris"), Two North La Salle Street, Suite 500, Chicago, Illinois 60602, is the Adviser to the Portfolio. Harris is a Delaware limited partnership organized in 1995. The general partnership interest in Harris is owned by Harris Associates Inc., which in turn is a wholly-owned subsidiary of Paris-based Natixis Global Asset Management L.P. Together with its predecessor, Harris has managed mutual funds since 1970 and manages more than $37.7 billion of assets as of December 31, 2008.

  . DAVID G. HERRO, CFA, Partner and Chief Investment Officer-International, and ROBERT A. TAYLOR, CFA, Partner and Director of International Research, manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Taylor joined Harris in 1994 as an international analyst.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.27   $19.03   $16.23 $14.36     $11.89
                                                       -------- -------- -------- ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40     0.33     0.31   0.21       0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.46)   (0.35)     4.20   1.87       2.43
                                                       -------- -------- -------- ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.06)   (0.02)     4.51   2.08       2.47
                                                       -------- -------- -------- ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)   (0.18)   (0.49) (0.02)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)   (1.56)   (1.22) (0.19)         --
                                                       -------- -------- -------- ------  ---------
TOTAL DISTRIBUTIONS                                      (2.64)   (1.74)   (1.71) (0.21)  (0.00)(b)
                                                       -------- -------- -------- ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.57   $17.27   $19.03 $16.23     $14.36
                                                       -------- -------- -------- ------  ---------
TOTAL RETURN                                           (40.72)%  (0.86)%   29.20% 14.48%     20.80%
                                                       -------- -------- -------- ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $676.3 $1,458.3 $1,037.0 $644.5     $276.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.85%    0.86%    0.97%  0.94%      1.04%
NET INVESTMENT INCOME                                     3.18%    1.76%    1.77%  1.37%      0.32%
PORTFOLIO TURNOVER RATE                                   52.7%    49.6%    45.9%  11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.85%    0.86%    0.98%  0.96%     1.03%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                         HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.09  $18.87 $16.11  $14.27  $11.84
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.36    0.30   0.26    0.17    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.39)  (0.36)   4.17    1.86    2.27
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.03)  (0.06)   4.43    2.03    2.43
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23)  (0.16) (0.45)      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.59)  (1.72) (1.67)  (0.19)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $8.47  $17.09 $18.87  $16.11  $14.27
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (40.88)% (1.12)% 28.85%  14.24%  20.52%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $433.4  $862.6 $856.2  $554.3  $483.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.10%   1.10%  1.22%   1.19%   1.23%
NET INVESTMENT INCOME                                     2.93%   1.60%  1.49%   1.11%   1.27%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.10%   1.10%  1.23%   1.20%  1.22%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  HARRIS OAKMARK INTERNATIONAL PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $17.14  $18.91 $16.14  $14.30     $11.85
                                                       -------- ------- ------  ------  ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.38    0.33   0.27    0.19       0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.42)  (0.37)   4.18    1.85       2.28
                                                       -------- ------- ------  ------  ---------
TOTAL FROM INVESTMENT OPERATIONS                         (6.04)  (0.04)   4.45    2.04       2.45
                                                       -------- ------- ------  ------  ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24)  (0.17) (0.46)  (0.01)  (0.00)(b)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.36)  (1.56) (1.22)  (0.19)         --
                                                       -------- ------- ------  ------  ---------
TOTAL DISTRIBUTIONS                                      (2.60)  (1.73) (1.68)  (0.20)  (0.00)(b)
                                                       -------- ------- ------  ------  ---------
NET ASSET VALUE, END OF PERIOD                            $8.50  $17.14 $18.91  $16.14     $14.30
                                                       -------- ------- ------  ------  ---------
TOTAL RETURN                                           (40.82)% (1.00)% 28.98%  14.27%     20.69%
                                                       -------- ------- ------  ------  ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $81.5  $198.8 $221.0  $130.4      $75.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%   1.00%  1.13%   1.09%      1.14%
NET INVESTMENT INCOME                                     3.07%   1.75%  1.54%   1.25%      1.31%
PORTFOLIO TURNOVER RATE                                   52.7%   49.6%  45.9%   11.5%      11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%   1.00%  1.13%   1.10%     1.12%*

--------------------------------------------------------------------------------

*  Excludes effect of deferred expense reimbursement by the Portfolio Manager.
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                             Janus Forty Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Janus Forty Portfolio                    6

                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              11
                  Distribution Plans                       12

               YOUR INVESTMENT                             12
                  Shareholder Information                  12
                  Dividends, Distributions and Taxes       13
                  Sales and Purchases of Shares            14

               FINANCIAL HIGHLIGHTS                        19

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                             JANUS FORTY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Adviser selects stocks primarily through a company analysis, with a focus on identifying prospective capital growth. The Adviser uses a bottom up approach to evaluate stocks and looks at companies one at a time to determine if a company is an attractive investment opportunity and consistent with the Portfolio's investment policies. The Portfolio is non-diversified which means that it can invest a greater portion of its assets in a small number of issuers.

The Portfolio may invest a significant portion of its assets in stocks selected for their growth potential. Although the Portfolio may also invest without limit in foreign securities, the Adviser typically invests between 25% to 30% of the Portfolio's assets in such securities. In addition, the Portfolio may invest up to 35% of its assets in debt securities including bonds rated below investment grade ("junk bonds").

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

NON-DIVERSIFICATION RISK. In addition, because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Capital Appreciation Fund were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01       02       03       04     05     06     07      08
------  ------  -------  -------  ------- ------- ------ ------ ------  -------
53.52%  -21.88% -26.09%  -25.09%  24.91%  19.53%  18.19%  3.08% 30.46%  -41.85%

High Quarter 4th - 1999 +34.85%
Low Quarter: 3rd - 2008 -25.49%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index, an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.






 PORTFOLIO MANAGEMENT:

..  Janus Capital Management LLC see page 12

..  For financial highlights see page 19

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.



       Average Annual Total Return as of 12/31/08
---------------------------------------------------------
                                        Since   Inception
               1 Year  5 Year 10 Year Inception   Date
-------------- ------  ------ ------- --------- ---------
Class A        -41.85%  2.01%  -0.87%      --         --
Class B        -41.99%    --      --   -18.52%   4/28/07
Class E        -41.94%    --      --   -18.44%   4/28/07
Russell 1000
 Growth Index  -38.44% -3.42%  -4.27%      --
S&P 500 Index  -37.00% -2.19%  -1.38%      --



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.64%   0.64%   0.64%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.93%   0.83%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     95 $     85
------------------------------------
3 Years   $    215 $    298 $    266
------------------------------------
5 Years   $    374 $    517 $    462
------------------------------------
10 Years  $    837 $  1,147 $  1,029
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $1 billion of such assets plus 0.60% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


JANUS CAPITAL MANAGEMENT LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, is the Adviser to the Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

  . RON SACHS, CFA, manages the Portfolio, which he has managed since January 2008. Mr. Sachs is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as a Portfolio Manager of other Janus-advised mutual funds since June 2000.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended December 31, 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements is included in the Annual Report of the Portfolio, which is available upon request.



                                                          JANUS FORTY PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A)  2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $83.81   $77.64 $78.28    $66.23   $55.41
                                                       -------- -------- ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02     0.17   0.14    (0.04)   (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)              (32.34)    20.21   2.13     12.09    10.91
                                                       -------- -------- ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                        (32.32)    20.38   2.27     12.05    10.82
                                                       -------- -------- ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (4.38)   (0.15)     --        --       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.89)  (14.06) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
TOTAL DISTRIBUTIONS                                      (6.27)  (14.21) (2.91)        --       --
                                                       -------- -------- ------  -------- --------
NET ASSET VALUE, END OF PERIOD                           $45.22   $83.81 $77.64    $78.28   $66.23
                                                       -------- -------- ------  -------- --------
TOTAL RETURN                                           (41.85)%   30.46%  3.08%    18.19%   19.53%
                                                       -------- -------- ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $627.8 $1,122.3 $990.1  $1,137.0 $1,042.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.67%    0.69%  0.73%     0.78%    0.82%
NET INVESTMENT INCOME (LOSS)                              0.02%    0.23%  0.19%   (0.06)%  (0.15)%
PORTFOLIO TURNOVER RATE                                   61.2%    30.1%  60.5%     30.0%    16.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%    0.70%  0.73%     0.78%    0.82%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.

  JANUS FORTY PORTFOLIO



                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $81.06               $66.33
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.17)               (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.12)                14.84
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.29)                14.73
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.36)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.25)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $43.52               $81.06
                                                                    --------             --------
TOTAL RETURN                                                        (41.99)%             22.21%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                               $136.4                $47.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.93%               0.96%+
NET INVESTMENT LOSS                                                  (0.27)%             (0.21)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.93%               0.96%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                                                          JANUS FORTY PORTFOLIO



                                                                                   FOR THE PERIOD FROM
                                                                                      APRIL 28, 2007
                                                                                     (COMMENCEMENT OF
                                                               FOR THE YEAR ENDED     OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A) DECEMBER 31, 2007(A)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $82.22               $67.23
                                                                    --------             --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                                   (0.10)               (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                           (31.63)                15.04
                                                                    --------             --------
TOTAL FROM INVESTMENT OPERATIONS                                     (31.73)                14.99
                                                                    --------             --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                  (4.37)                   --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                         (1.89)                   --
                                                                    --------             --------
TOTAL DISTRIBUTIONS                                                   (6.26)                   --
                                                                    --------             --------
NET ASSET VALUE, END OF PERIOD                                        $44.23               $82.22
                                                                    --------             --------
TOTAL RETURN                                                        (41.94)%             22.30%++
                                                                    --------             --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                $27.8                $14.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.82%               0.86%+
NET INVESTMENT LOSS                                                  (0.15)%             (0.10)%+
PORTFOLIO TURNOVER RATE                                                61.2%                30.1%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.83%               0.86%+

--------------------------------------------------------------------------------

+  Annualized
++ Non-annualized
(a) Net investment loss per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                           Lazard Mid Cap Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Lazard Mid Cap Portfolio                 6

                 MANAGEMENT                                12
                  The Manager                              12
                  The Adviser                              13
                  Distribution Plans                       14

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       15
                  Sales and Purchases of Shares            16

               FINANCIAL HIGHLIGHTS                        21

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                           LAZARD MID CAP PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

The Portfolio may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges and in investment grade debt securities. The Portfolio may also invest up to 25% of its total assets in foreign securities, which may include investments in emerging markets. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of an investment in such Portfolio may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective December 19, 2005, Lazard Asset Management LLC became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

                                        [CHART]

                Year-by-Year Total Return as of 12/31 of Each Year

                02       03      04      05      06      07       08
              -------  ------  ------  ------  ------  ------  -------
              -10.82%  26.03%  14.32%   8.06%  14.67%  -2.71%  -38.30%

                      High Quarter: 2nd - 2003 +15.65%
                      Low Quarter:  4th - 2008 -26.31%






 PORTFOLIO MANAGEMENT:


..  Lazard Asset Management LLC see page 13

..  For financial highlights see page 21

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 companies in the Russell 1000 Index with the lowest market capitalization. These companies are considered representative of medium-sized companies. The median market capitalization was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

       Average Annual Total Return as of 12/31/08
----------------------------------------------------------------
                                               Since   Inception
                          1 Year     5 Years Inception   Date
  ---------------------   ---------  ------- --------- ---------
Class A                   -38.15%     -2.95%   -0.34%    1/2/02
Class B                   -38.30%     -3.18%    0.75%   10/9/01
Class E                   -38.24%     -3.09%   -1.29%    4/1/02
Russell Midcap Index      -41.46%     -0.71%    3.68%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                            Class A Class B Class E
------------------------------------------- ------- ------- -------
Management Fee                               0.69%   0.69%   0.69%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.05%   0.05%   0.05%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.74%   0.99%   0.89%
-------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.80%, 1.05% and 0.95%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A  Class B  Class E
------------------------------------
1 Year    $     76 $    101 $     91
------------------------------------
3 Years   $    237 $    317 $    285
------------------------------------
5 Years   $    413 $    549 $    495
------------------------------------
10 Years  $    921 $  1,217 $  1,100
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $500 million of such assets plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.80%, 1.05% and 0.95% of daily net assets for Class A, Class B and Class E, respectively, shares of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LAZARD ASSET MANAGEMENT LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, ("Lazard") serves as the Adviser to the Portfolio. Lazard is a wholly-owned subsidiary of Lazard, Ltd., Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $79.8 billion as of December 31, 2008. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The following individuals are jointly responsible for managing the Portfolio:

  . CHRISTOPHER BLAKE, Managing Director, Portfolio/Analyst. Christopher Blake is a Managing Director of Lazard and a Portfolio Manager/Analyst for the U.S. Mid Cap and Strategic Equity portfolios (including the North American Equity Fund, the brand name of the U.S. Strategic Equity offshore fund). He joined Lazard in 1995.
     Mr. Blake was a Lazard Research Analyst covering the consumer sector, and beginning in 1996, was a Research Analyst on the U.S. Small Cap team.

  . ROBERT A. FAILLA, CFA, Director, Portfolio Manager. Robert Failla is a Senior Vice President of Lazard, and a Portfolio Manager for the U.S. Mid Cap and Strategic Equity portfolios. Prior to joining Lazard in 2003,
     Mr. Failla was associated with AllianceBernstein, where he worked as a Portfolio Manager on a large-cap and all-cap product. He began working in the investment field in 1993.

  . ANDREW LACEY, Deputy Chairman, U.S. and Global Products. Andrew Lacey is a Deputy Chairman of Lazard for U.S. and Global products. He is also a portfolio manager on the U.S. Equity, U.S. Equity Select, U.S. Equity Value, U.S. Mid Cap, and U.S. Strategic products. Mr. Lacey become a full-time member of the equity team in 1996 and is ultimately responsible for overseeing the Portfolio.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  LAZARD MID CAP PORTFOLIO




                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17  $13.74 $13.65  $14.13  $12.33
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.17    0.13   0.10    0.04    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.48)  (0.33)   1.75    1.16    1.72
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.20)   1.85    1.20    1.80
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)  (0.09) (0.08)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.93)  (1.37) (1.76)  (1.68)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.93  $12.17 $13.74  $13.65  $14.13
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.15)% (2.47)% 14.87%   8.40%  14.60%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $575.4  $550.8 $312.2   $89.0   $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.72%   0.75%  0.77%   0.79%   0.85%
NET INVESTMENT INCOME                                     1.80%   0.96%  0.76%   0.63%   0.59%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.74%   0.76%  0.80%   0.82%  0.83%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                                       LAZARD MID CAP PORTFOLIO




                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10  $13.65 $13.57  $14.05  $12.29
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.15    0.09   0.06    0.05    0.02
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.22)   1.80    1.15    1.76
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.10)  (0.05) (0.04)  (0.01)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.90)  (1.33) (1.72)  (1.63)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.89  $12.10 $13.65  $13.57  $14.05
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.30)% (2.71)% 14.67%   8.06%  14.32%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $150.0  $243.6 $216.8  $200.4  $211.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.97%   0.99%  1.02%   1.03%   1.08%
NET INVESTMENT INCOME                                     1.50%   0.67%  0.48%   0.38%   0.16%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.99%   1.00%  1.05%   1.07%  1.03%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LAZARD MID CAP PORTFOLIO




                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.13  $13.69 $13.61  $14.10  $12.32
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16    0.10   0.08    0.07    0.04
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.47)  (0.31)   1.74    1.10    1.74
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.21)   1.82    1.17    1.78
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.07) (0.06)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.80)  (1.28) (1.68)  (1.62)      --
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.91)  (1.35) (1.74)  (1.66)      --
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $6.91  $12.13 $13.69  $13.61  $14.10
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (38.24)% (2.64)% 14.74%   8.23%  14.45%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $18.0   $38.2  $36.0   $32.6   $30.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%  0.93%   0.93%   0.98%
NET INVESTMENT INCOME                                     1.58%   0.76%  0.58%   0.49%   0.29%
PORTFOLIO TURNOVER RATE                                   97.4%   89.9%  65.4%  170.0%   90.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.90%  0.95%   0.97%  0.94%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                Legg Mason Partners Aggressive Growth Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                                PAGE

        INTRODUCTION                                             3
           Understanding the Trust                               3
           Understanding the Portfolio                           3

        THE PORTFOLIO                                            4

          INVESTMENT SUMMARY                                     4
           Legg Mason Partners Aggressive Growth Portfolio       6

          MANAGEMENT                                             11
           The Manager                                           11
           The Adviser                                           11
           Distribution Plans                                    13

        YOUR INVESTMENT                                          13
           Shareholder Information                               13
           Dividends, Distributions and Taxes                    14
           Sales and Purchases of Shares                         15

        FINANCIAL HIGHLIGHTS                                     19

        FOR MORE INFORMATION                                 Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in common stocks that the Adviser believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Portfolio's assets may be invested in the securities of such companies.

The Adviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The Adviser focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Portfolio acquires their stocks. When evaluating an individual stock, the Adviser considers whether the company may benefit from:

  .  New technologies, products or services

  .  New cost reducing measures

  .  Changes in management

  .  Favorable changes in government regulations

The Portfolio may invest up to 25% of its net assets (at the time of investment) in foreign securities, which may include investments in emerging markets. The Portfolio may invest directly in foreign issuers or invest in depositary receipts.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, ClearBridge Advisors, LLC became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.


                                   [CHART]
Year-By-Year Total Return as of 12/31 of Each Year

    02        03        04        05         06        07          08
   ----      ----      ----      ----       ----      ----        ----
 -27.83%    30.90%     8.44%     13.58%    -1.74%     2.27%     -39.05%

   High Quarter:                 2nd - 2003                 +12.90%
   Low Quarter:                  4th - 2008                 -22.05%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 3000 Growth Index, an unmanaged index that measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                           1 Year  5 Years Inception   Date
-------------------------- ------  ------- --------- ---------
Class A                    -38.95%  -5.25%   -4.55%    1/2/02
Class B                    -39.05%  -5.48%   -7.80%   2/12/01
Class E                    -39.03%  -5.40%   -1.12%   4/17/03
Russell 3000 Growth Index  -38.44%  -3.33%   -5.30%*
* Index performance is from 2/12/01.



For information on ClearBridge Advisors, LLC's prior performance with a comparable fund see page 12.



 PORTFOLIO MANAGEMENT:


..  ClearBridge Advisors, LLC see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses, (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.02%   0.02%   0.02%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.65%   0.90%   0.80%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     67 $     92 $     82
------------------------------------
3 Years   $    209 $    288 $    256
------------------------------------
5 Years   $    363 $    500 $    446
------------------------------------
10 Years  $    812 $  1,112 $    993
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8/th/ Avenue, New York, New York 10018, is the Adviser to the Portfolio. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

The following individuals are jointly responsible for managing the Portfolio:

  . RICHARD FREEMAN, is an investment officer of ClearBridge. Mr. Freeman has managed the Legg Mason Partners Aggressive Growth Fund, Inc. on which the Portfolio is modeled since its inception in 1983 and has more than 30 years of investment experience.

  . EVAN BAUMAN, has been with the organization since 1996 and has over 10 years of investment experience.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Legg Mason Partners Aggressive Growth Fund ("Aggressive Growth Fund"), which is sub-advised by ClearBridge, have substantially similar investment objectives, policies, and strategies. ClearBridge began managing the Portfolio in October 2006. In order to provide you with information regarding the investment capabilities of ClearBridge, performance information regarding the Aggressive Growth Fund is presented. Management fees paid by the Aggressive Growth Fund are more than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Aggressive Growth Fund, the average annual return during the period would have been more than the returns set forth below. The result assumes that the current management fee paid by the Aggressive Growth Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Aggressive Growth Fund and the Portfolio will vary. The table below compares the Aggressive Growth Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Russell 3000 Growth Index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                        1 Year  5 Year 10 Year
--------------------------------------- ------  ------ -------
Aggressive Growth Fund
 Class A shares (without sales charge)  -42.40% -4.76%   2.92%
Russell 3000 Growth Index               -38.44% -3.33%  -4.01%

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                 2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.54  $8.09    $8.70    $7.65  $7.03
                                                       --------- ------  ------- -------- ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                       0.01   0.01     0.03  0.00(b)   0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.93)   0.22   (0.14)     1.06   0.61
                                                       --------- ------  ------- -------- ------
TOTAL FROM INVESTMENT OPERATIONS                          (2.92)   0.23   (0.11)     1.06   0.62
                                                       --------- ------  ------- -------- ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b) (0.02)       --       --     --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05) (0.76)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
TOTAL DISTRIBUTIONS                                       (0.05) (0.78)   (0.50)   (0.01)     --
                                                       --------- ------  ------- -------- ------
NET ASSET VALUE, END OF PERIOD                             $4.57  $7.54    $8.09    $8.70  $7.65
                                                       --------- ------  ------- -------- ------
TOTAL RETURN                                            (38.95)%  2.60%  (1.60)%   13.84%  8.82%
                                                       --------- ------  ------- -------- ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $580.9 $874.6   $607.7   $500.4 $250.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.65%  0.67%    0.73%    0.72%  0.90%
NET INVESTMENT INCOME                                      0.13%  0.07%    0.33% 0.00%(c)  0.15%
PORTFOLIO TURNOVER RATE                                     6.2%   0.7%   190.3%   121.0% 104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
RATES:                                                     0.65%  0.67%    0.75%   0.72%* 0.85%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A  0.67%    0.73%      N/A    N/A

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.
(c) Rounds to less than 0.005%.

                                LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $7.42   $7.98   $8.60   $7.58   $6.99
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)    0.01  (0.02)  (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.87)    0.21  (0.13)    1.05    0.60
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (2.88)    0.20  (0.12)    1.03    0.59
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (0.05)  (0.76)  (0.50)  (0.01)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $4.49   $7.42   $7.98   $8.60   $7.58
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (39.05)%   2.27% (1.74)%  13.58%   8.44%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $120.4  $222.3  $254.0  $277.8  $339.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.90%   0.92%   0.98%   0.97%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.13)% (0.18)%   0.10% (0.25)% (0.11)%
PORTFOLIO TURNOVER RATE                                    6.2%    0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.90%   0.92%   1.00%  0.97%*  1.08%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                    N/A   0.92%   0.98%     N/A     N/A

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       -------------------------------------------
CLASS E                                                 2008(A)   2007(A)  2006(A) 2005(A) 2004(A)
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $7.45     $8.01   $8.62   $7.59   $6.99
                                                       --------- --------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                           (0.00)(b)    (0.01)    0.02  (0.01) 0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (2.89)      0.21  (0.13)    1.05    0.60
                                                       --------- --------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.89)      0.20  (0.11)    1.04    0.60
                                                       --------- --------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                          -- (0.00)(b)      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
TOTAL DISTRIBUTIONS                                       (0.05)    (0.76)  (0.50)  (0.01)      --
                                                       --------- --------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                             $4.51     $7.45   $8.01   $8.62   $7.59
                                                       --------- --------- ------- ------- -------
TOTAL RETURN                                            (39.03)%     2.32% (1.61)%  13.69%   8.58%
                                                       --------- --------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                     $2.5      $4.6    $5.9    $6.4    $5.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.80%     0.82%   0.88%   0.87%   1.05%
NET INVESTMENT INCOME (LOSS)                             (0.03)%   (0.08)%   0.20% (0.15)% (0.05)%
PORTFOLIO TURNOVER RATE                                     6.2%      0.7%  190.3%  121.0%  104.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.80%     0.82%   0.90%  0.87%*  0.98%*
RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER BROKER
REBATES:                                                     N/A     0.82%   0.88%     N/A     N/A

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                       Legg Mason Value Equity Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Legg Mason Value Equity Portfolio        6

                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              11
                  Distribution Plans                       12

               YOUR INVESTMENT                             12
                  Shareholder Information                  12
                  Dividends, Distributions and Taxes       13
                  Sales and Purchases of Shares            15

               FINANCIAL HIGHLIGHTS                        19

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                       LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities that the Adviser believes offer the potential for capital growth. The Portfolio primarily invests in common stocks and may also invest in other types of equity securities. The Portfolio may invest in U.S. issuers and up to 25% of its total assets in foreign issuers, which may include investments in emerging markets. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Adviser may also consider qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics and regulatory frameworks. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics.

The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover.

The Portfolio may invest up to 20% of its total assets in long-term debt securities of companies with similar characteristics to those listed above.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it may invest in a smaller number of companies than many other funds. Under normal circumstances, the Adviser expects to invest in 30 to 60 companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories-large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than the Portfolio which generally invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the Portfolio generally invests in larger-capitalization companies, it may invest in companies of any size. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                  [CHART]
Year-by-Year Total Return as of 12/31 of Each Year

    06          07           08
  ------      ------       ------
   6.58%      -5.91%       -54.61%

 High Quarter: 4th - 2006    +9.88%
 Low Quarter:  4th - 2008   -29.58%





 PORTFOLIO'S MANAGEMENT:

..  Legg Mason Capital Management, Inc. see page 12

..  For financial highlights see page 19

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/08
------------------------------------------
                         Since   Inception
               1 Year  Inception   Date
-------------- ------  --------- ---------
Class A        -54.43%  -20.23%   11/1/05
Class B        -54.61%  -20.44%   11/1/05
Class E        -54.57%  -25.18%    5/1/06
S&P 500 Index  -37.00%   -6.84%*
* Index performance is from 11/1/05.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.63%   0.63%   0.63%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.92%   0.82%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     69 $     94 $     84
------------------------------------
3 Years   $    215 $    295 $    263
------------------------------------
5 Years   $    374 $    511 $    457
------------------------------------
10 Years  $    837 $  1,135 $  1,017
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $200 million of such assets plus 0.63% of such assets over $200 million.

Effective September 1, 2008, the Manager has agreed to voluntarily waive a portion of the management fee it charges to the Portfolio, provided the Portfolio's average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio's average daily net assets is 0.57%.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LEGG MASON CAPITAL MANAGEMENT, INC. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. LMCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2008, LMCM had aggregate assets under management of approximately $14.9 billion.

  . MARY CHRIS GAY, as portfolio manager, has primary responsibility for the day-to-day management of the Portfolio. Ms. Gay will employ the investment strategies of Bill Miller, the Chief Investment Officer ("CIO") of LMCM. Ms. Gay is a Senior Vice President and Portfolio Manager at LMCM. Ms. Gay has managed or co-managed equity funds advised by LMCM since 1998 and has been employed by one or more affiliates of Legg Mason, Inc. ("Legg Mason") since 1989. Mr. Miller, as CIO, leads LMCM's investment team and is the creator of the LMCM investment process. Mr. Miller has been associated with Legg Mason since 1982.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.50      $11.15   $10.65           $10.00
                                                        --------   ---------  ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.11        0.03     0.03          0.00(b)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.65)      (0.67)     0.70             0.65
                                                        --------   ---------  ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.54)      (0.64)     0.73             0.65
                                                        --------   ---------  ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.03)   (0.00)(b)   (0.02)               --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.34)      (0.01)   (0.21)               --
                                                        --------   ---------  ------          -------
TOTAL DISTRIBUTIONS                                      (0.37)      (0.01)   (0.23)               --
                                                        --------   ---------  ------          -------
NET ASSET VALUE, END OF PERIOD                            $4.59      $10.50   $11.15           $10.65
                                                        --------   ---------  ------          -------
TOTAL RETURN                                           (54.43)%     (5.72)%    6.83%           6.50%+
                                                        --------   ---------  ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $703.9    $1,403.6   $972.7             $3.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.64%       0.66%    0.72%          0.80%++
NET INVESTMENT INCOME                                     1.53%       0.30%    0.26%          0.08%++
PORTFOLIO TURNOVER RATE                                   47.4%       27.5%    38.7%            9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.67%       0.67%   0.74%*          8.27%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                              LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                          NOVEMBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                 2008(A)     2007(A)    2006(A)  --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $10.47      $11.14    $10.65          $10.00
                                                        ---------   ---------  -------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                                0.09     0.00(b)    (0.01)          (0.01)
NET REALIZED AND UNREALIZED GAINS (LOSSES)                (5.65)      (0.66)      0.71            0.66
                                                        ---------   ---------  -------       ---------
TOTAL FROM INVESTMENT OPERATIONS                          (5.56)      (0.66)      0.70            0.65
                                                        ---------   ---------  -------       ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                   (0.00)(b)   (0.00)(b)        --              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS             (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
TOTAL DISTRIBUTIONS                                       (0.34)      (0.01)    (0.21)              --
                                                        ---------   ---------  -------       ---------
NET ASSET VALUE, END OF PERIOD                             $4.57      $10.47    $11.14          $10.65
                                                        ---------   ---------  -------       ---------
TOTAL RETURN                                            (54.61)%     (5.91)%     6.58%          6.50%+
                                                        ---------   ---------  -------       ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $77.3      $121.1    $113.5            $4.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                   0.89%       0.91%     1.05%         1.05%++
NET INVESTMENT INCOME (LOSS)                               1.31%       0.03%   (0.09)%       (0.36)%++
PORTFOLIO TURNOVER RATE                                    47.4%       27.5%     38.7%           9.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                   0.92%       0.92%    1.06%*         4.54%++

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

  LEGG MASON VALUE EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD MAY 1,
                                                              FOR THE YEARS ENDED  2006 (COMMENCEMENT
                                                                 DECEMBER 31,       OF OPERATIONS) TO
                                                              ------------------  DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  ---------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.49     $11.15         $10.55
                                                              --------  ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.10       0.01           0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.66)     (0.66)           0.81
                                                              --------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS                                (5.56)     (0.65)           0.82
                                                              --------  ---------       --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.01)  (0.00)(b)         (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.34)     (0.01)         (0.21)
                                                              --------  ---------       --------
TOTAL DISTRIBUTIONS                                             (0.35)     (0.01)         (0.22)
                                                              --------  ---------       --------
NET ASSET VALUE, END OF PERIOD                                   $4.58     $10.49         $11.15
                                                              --------  ---------       --------
TOTAL RETURN                                                  (54.57)%    (5.81)%         7.74%+
                                                              --------  ---------       --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $9.3      $20.6          $24.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.79%      0.80%        0.86%++
NET INVESTMENT INCOME                                            1.38%      0.13%        0.12%++
PORTFOLIO TURNOVER RATE                                          47.4%      27.5%          38.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.82%      0.82%       0.87%++*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Loomis Sayles Global Markets Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                Loomis Sayles Global Markets Portfolio       6

               MANAGEMENT                                    15
                The Manager                                  15
                The Adviser                                  15
                Distribution Plan                            17

             YOUR INVESTMENT                                 17
                Shareholder Information                      17
                Dividends, Distributions and Taxes           18
                Sales and Purchases of Shares                19

             FINANCIAL HIGHLIGHTS                            23

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT OBJECTIVE:

High total investment return through a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Portfolio's investments in equities will range between 50% and 70% of the Portfolio's assets, and its investments in fixed income securities will range between 25% and 50% of the Portfolio's assets. The Adviser's Global Asset Allocation Group allocates the Portfolio's assets among the following four sectors.

  .  Domestic equities

  .  International equities

  .  Domestic fixed income securities

  .  International fixed income securities

In deciding how to allocate the Portfolio's assets among the four sectors, the Adviser attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Portfolio may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Portfolio (including "cross hedging" between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

The Portfolio may engage in foreign currency hedging transactions, options for hedging and investment purposes, futures and swap transactions (including credit default swaps) and other derivative transactions. The Portfolio also may invest in collateralized mortgage obligations, convertible securities, U.S. and foreign government securities, mortgage-backed securities, mortgage dollar rolls, depositary receipts, forward commitments, when-issued, delayed-delivery securities, zero coupon securities, Rule 144A securities, and real estate investment trusts.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or may be impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

CREDIT DEFAULT SWAP RISK. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

 PORTFOLIO MANAGEMENT:

..  Loomis, Sayles & Company, L.P. see page 16

..  For financial highlights see page 23

ILLIQUID SECURITIES RISK

The Portfolio may invest in illiquid securities or non-publicly traded securities such as Rule 144A securities. The inability of the Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The Portfolio also may have to register certain restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

ZERO COUPON SECURITIES RISK

The Portfolio may invest in zero coupon securities. Such securities do not require the periodic payment of interest. Zero coupon securities may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. In addition, the Portfolio will accrue income on zero coupon securities for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
         Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 27.85%      -39.26%

     High Quarter:    3rd - 2007     +8.99%
     Low Quarter:     3rd - 2008    -19.58%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the

MSCI World Index and the Citigroup World Government Bond Index ("Citigroup WGBI"). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Citigroup WGBI is a market capitalization weighted index consisting of the government bond markets of the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, and United States. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



    Average Annual Total Return as of 12/31/08
---------------------------------------------------
                                  Since   Inception
                        1 Year  Inception   Date
----------------------- ------  --------- ---------
Class A                 -39.10%   -7.29%   5/1/06
Class B                 -39.26%   -7.57%   5/1/06
MSCI World Index (net)  -40.71%  -12.21%
Citigroup WGBI           10.89%    9.71%



For information on Loomis, Sayles & Company, L.P.'s prior performance with a comparable fund, see page 16.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.73%   0.98%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     75 $    100
---------------------------
3 Years   $    234 $    314
---------------------------
5 Years   $    407 $    544
---------------------------
10 Years  $    909 $  1,206
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $500 million of such assets plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LOOMIS, SAYLES & COMPANY, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, is the Adviser to the Portfolio. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $106 billion in assets under management as of December 31, 2008.

The Portfolio is managed by a team of portfolio managers:

  . MARK B. BARIBEAU, CFA, Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

  . DANIEL J. FUSS, CFA, CIC, Executive Vice President and Vice Chairman of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

  . WARREN N. KOONTZ, CFA, Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio

  . DAVID ROLLEY, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Loomis Sayles Global Markets Fund, which is also advised by Loomis Sayles, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Loomis Sayles, performance information regarding the Loomis Sayles Global Markets Fund is presented. Management fees paid by the Loomis Sayles Global Markets Fund are higher than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Loomis Sayles Global Markets Fund, the average annual return during the periods would have been higher than the numbers set forth below. This result assumes that the current management fee paid by the Loomis Sayles Global Markets Fund, as a percentage of average net assets, applied in all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Loomis Sayles Global Markets Fund and the Portfolio will vary.

The table below compares the Loomis Sayles Global Markets Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI

World Index and the Citigroup WGBI. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



       Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                   1 Year  5 Year 10 Year
---------------------------------- ------  ------ -------
Loomis Sayles Global Markets Fund
 (Class Y shares)                  -39.19%  1.84%   7.50%
MSCI World Index (net)             -40.33%  0.00%  -0.19%
Citigroup WGBI                      10.89%  6.05%   5.90%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO




                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.27    $10.36         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.25      0.24           0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (5.00)      2.67           0.36
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.75)      2.91           0.47
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.54)        --         (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.23)        --         (0.11)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $7.29    $13.27         $10.36
                                                              --------  --------        -------
TOTAL RETURN                                                  (39.10)%    28.09%         4.66%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $680.0  $1,007.2         $523.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.72%     0.74%        0.87%++
NET INVESTMENT INCOME                                            2.48%     2.05%        1.72%++
PORTFOLIO TURNOVER RATE                                         134.4%    120.4%         45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.73%     0.74%        0.88%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                         LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO




                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $13.22   $10.34          $10.00
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.22     0.23            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.98)     2.65            0.35
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (4.76)     2.88            0.44
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.53)       --          (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.69)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (1.22)       --          (0.10)
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $7.24   $13.22          $10.34
                                                               --------  ------         -------
TOTAL RETURN                                                  (39.26)%   27.85%          4.37%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $59.1    $79.0            $9.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.97%    1.02%         1.15%++
NET INVESTMENT INCOME                                            2.23%    1.94%         1.36%++
PORTFOLIO TURNOVER RATE                                         134.4%   120.4%          45.9%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.98%    1.02%         1.16%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     Lord Abbett Bond Debenture Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

              INTRODUCTION                                  3
                 Understanding the Trust                    3
                 Understanding the Portfolio                3

              THE PORTFOLIO                                 4

                INVESTMENT SUMMARY                          4
                 Lord Abbett Bond Debenture Portfolio       6

                MANAGEMENT                                  14
                 The Manager                                14
                 The Adviser                                14
                 Distribution Plans                         15

              YOUR INVESTMENT                               15
                 Shareholder Information                    15
                 Dividends, Distributions and Taxes         16
                 Sales and Purchases of Shares              17

              FINANCIAL HIGHLIGHTS                          22

              FOR MORE INFORMATION                      Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     LORD ABBETT BOND DEBENTURE PORTFOLIO

INVESTMENT OBJECTIVE:

High current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGY:

To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets in bonds, debentures and other fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. The Portfolio considers bonds and debentures to include, among other things, all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Portfolio may invest up to 15% of its assets in credit default swaps. The Portfolio may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. The Portfolio may invest up to 20% of its net assets, at market value, in debt and equity securities primarily traded in foreign countries.

The Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants attached to purchase common stocks. In selecting lower-rated bonds for investment, the Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Adviser believes that investment risk may be reduced, although there is no assurance that losses will not occur.

The Portfolio normally invests in long-term debt securities when the Adviser believes that interest rates in the long run will decline and prices of such securities generally will be high. When the Adviser believes that long-term interest rates will rise, it may shift the Portfolio into short-term debt. Under normal circumstances, the average duration of the Portfolio's debt securities will be between 3 and 7 years with an average maturity of 5 to 12 years.

Capital appreciation may be obtained by investing in:

  .  debt securities when the trend of interest rates is expected to be down

  . convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock

  . debt securities of issuers in financial difficulties when, in the view of the Adviser, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved)

  .  equity securities

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its net assets.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

If the Portfolio invests in high yield securities that are rated C or below, the Portfolio will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Portfolio may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Portfolio may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Portfolio will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics.

Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

CREDIT DEFAULT SWAP RISK. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise, depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00      01      02      03      04     05     06      07      08
------  ------  ------  ------  ------  ------  -----  -----  ------  ------
3.40%   0.87%   3.76%   -0.39%  19.52%   8.43%  1.81%  9.35%   6.85%  -18.40%

High Quarter:   2nd - 2003    +7.25%
Low Quarter:    4th - 2008   -11.05%





 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 15

..  For financial highlights see page 22

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Aggregate Bond Index, the Merrill Lynch High Yield Master II Constrained Index and a hybrid index. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The hybrid index consists of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index. (The Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities.) An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



            Average Annual Total Return as of 12/31/08
--------------------------------------------------------------------
                                                   Since   Inception
                          1 Year  5 Year 10 Year Inception   Date
------------------------- ------  ------ ------- --------- ---------
Class A                   -18.40%  1.03%  3.09%      --          --
Class B                   -18.60%  0.77%    --     2.86%    3/22/01
Class E                   -18.52%  0.87%    --     3.16%     4/1/02
Barclays Capital U.S.
 Aggregate Bond Index       5.24%  4.65%  5.63%      --
Merrill Lynch High Yield
 Master II Constrained
 Index                    -26.39% -0.86%  2.03%      --
Hybrid Index              -22.67% -0.18%  2.15%      --



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.50%   0.50%   0.50%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A Class B Class E
---------------------------------
1 Year     $ 54    $ 80    $ 70
---------------------------------
3 Years    $170    $250    $218
---------------------------------
5 Years    $297    $435    $380
---------------------------------
10 Years   $666    $969    $849
---------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $250 million of such assets plus 0.55% of such assets over $250 million up to $500 million plus 0.50% of such assets over $500 million up to $1 billion plus 0.45% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. CHRISTOPHER J. TOWLE, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since its inception.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the

Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.63   $12.51   $12.28 $12.63  $12.04
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.78     0.77     0.71   0.75    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.00)     0.07     0.39 (0.52)    0.31
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)     0.84     1.10   0.23    1.01
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.51)   (0.70)   (0.87) (0.58)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18)   (0.02)       --     --      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.69)   (0.72)   (0.87) (0.58)  (0.42)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.72   $12.63   $12.51 $12.28  $12.63
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                           (18.40)%    6.85%    9.35%  1.81%   8.43%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $933.7 $1,228.9 $1,059.0 $856.4  $520.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%    0.53%    0.56%  0.56%   0.63%
NET INVESTMENT INCOME                                     6.84%    6.11%    5.85%  5.92%   5.65%
PORTFOLIO TURNOVER RATE                                   24.8%    36.0%    36.7%  42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       0.53%   0.54%*      N/A    N/A     N/A

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.54 $12.43  $12.19  $12.54  $11.97
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.75   0.73    0.67    0.71    0.69
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.07    0.40  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.22)   0.80    1.07    0.19    0.98
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.49) (0.67)  (0.83)  (0.54)  (0.41)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.67) (0.69)  (0.83)  (0.54)  (0.41)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.65 $12.54  $12.43  $12.19  $12.54
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.60)%  6.55%   9.15%   1.49%   8.17%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $533.6 $800.6  $765.9  $704.5  $776.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.78%   0.81%   0.81%   0.88%
NET INVESTMENT INCOME                                     6.57%  5.85%   5.59%   5.65%   5.61%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78% 0.78%*     N/A     N/A     N/A

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                           LORD ABBETT BOND DEBENTURE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.56 $12.44  $12.21  $12.57  $12.00
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.76   0.74    0.69    0.72    0.70
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.97)   0.08    0.38  (0.52)    0.29
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (2.21)   0.82    1.07    0.20    0.99
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.50) (0.68)  (0.84)  (0.56)  (0.42)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.18) (0.02)      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.68) (0.70)  (0.84)  (0.56)  (0.42)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $9.67 $12.56  $12.44  $12.21  $12.57
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (18.52)%  6.73%   9.18%   1.60%   8.24%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $23.8  $37.8   $37.1   $35.1   $35.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.68%  0.68%   0.71%   0.71%   0.78%
NET INVESTMENT INCOME                                     6.66%  5.95%   5.69%   5.76%   5.67%
PORTFOLIO TURNOVER RATE                                   24.8%  36.0%   36.7%   42.1%   39.8%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.68%  0.68%     N/A     N/A     N/A

--------------------------------------------------------------------------------

N/A Not applicable.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Lord Abbett Growth and Income Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    4

              INVESTMENT SUMMARY                             4
               Lord Abbett Growth and Income Portfolio       6

              MANAGEMENT                                     10
               The Manager                                   10
               The Adviser                                   10
               Distribution Plan                             11

            YOUR INVESTMENT                                  11
               Shareholder Information                       11
               Dividends, Distributions and Taxes            12
               Sales and Purchases of Shares                 14

            FINANCIAL HIGHLIGHTS                             18

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital and income without excessive fluctuation in market value.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this objective, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that the Adviser believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell 1000 Index was $1.4 billion to $469.0 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio attempts to invest in securities selling at reasonable prices in relation to the Adviser's assessment of their potential value. While there is the risk that certain investments may never reach what the Adviser believes is its full value or may go down in value, the Adviser's emphasis on large, seasoned company value stocks is designed to limit the Portfolio's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than the stocks of smaller companies.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On January 8, 1999 substantially all of the assets of the Growth and Income

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 11

..  For financial highlights see page 18



Portfolio of Lord Abbett Series Fund, Inc. were transferred to the Lord Abbett Growth and Income Portfolio, a series of Cova Series Trust. The assets of the Lord Abbett Growth and Income Portfolio of Cova Series Trust were transferred to the Portfolio on February 12, 2001. The performance shown below for the Portfolio's Class A shares is the historical performance of the Lord Abbett Growth and Income Portfolio of Cova Series Trust (from January 8, 1999 through February 11, 2001) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from January 1, 1999 through January 7, 1999).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99      00       01      02       03      04      05     06      07      08
------  ------  ------   ------  -------  ------  ------  -----  ------  ------
16.56%  14.68%  -5.73%  -17.95%  31.06%   12.92%  3.68%   18.03%  4.01%  -36.19%

                    High Quarter:   2nd - 2003      +17.86%
                    Low Quarter:    4th - 2008      -19.88%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became a secondary benchmark of the Portfolio.



         Average Annual Total Return as of 12/31/08
--------------------------------------------------------------
                                             Since   Inception
                    1 Year  5 Year 10 Year Inception   Date
------------------- ------  ------ ------- --------- ---------
Class A             -36.19% -1.72%   2.20%     --          --
Class B             -36.33% -1.96%     --    0.47%    3/22/01
Russell 1000 Value
 Index              -36.85% -0.79%   1.36%     --
S&P 500 Index       -37.00% -2.19%  -1.38%     --

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.50%   0.50%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     54 $     80
---------------------------
3 Years   $    170 $    250
---------------------------
5 Years   $    297 $    435
---------------------------
10 Years  $    666 $    969
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $600 million of such assets plus 0.55% of such assets over $600 million up to $1.1 billion plus 0.50% of such assets over $1.1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

  . The portfolio management team is headed by ELI M. SALZMANN, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since 1998. Assisting Mr. Salzmann is KENNETH G. FULLER, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                        LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $28.89   $29.36   $27.59   $27.44   $24.41
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.43     0.45     0.46     0.40     0.33
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (9.93)     0.73     4.22     0.61     2.82
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (9.50)     1.18     4.68     1.01     3.15
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.44)   (0.31)   (0.54)   (0.31)   (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.51)   (1.34)   (2.37)   (0.55)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (2.95)   (1.65)   (2.91)   (0.86)   (0.12)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $16.44   $28.89   $29.36   $27.59   $27.44
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                           (36.19)%    4.01%   18.03%    3.68%   12.92%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,546.8 $2,608.8 $2,172.1 $1,985.7 $1,867.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.51%    0.54%    0.53%    0.57%
NET INVESTMENT INCOME                                     1.92%    1.55%    1.64%    1.46%    1.30%
PORTFOLIO TURNOVER RATE                                  112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%    0.52%    0.54%   0.55%*   0.56%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  LORD ABBETT GROWTH AND INCOME PORTFOLIO



                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                                 --------------------------------------------
CLASS B                                                                          2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                               $28.69   $29.20   $27.43   $27.27   $24.29
                                                                                 -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                                0.37     0.38     0.39     0.33     0.27
NET REALIZED AND UNREALIZED GAINS (LOSSES)                                         (9.86)     0.71     4.20     0.61     2.80
                                                                                 -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                                                   (9.49)     1.09     4.59     0.94     3.07
                                                                                 -------- -------- -------- -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                               (0.36)   (0.26)   (0.45)   (0.23)   (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                      (2.51)   (1.34)   (2.37)   (0.55)       --
                                                                                 -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                                                (2.87)   (1.60)   (2.82)   (0.78)   (0.09)
                                                                                 -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                                                     $16.33   $28.69   $29.20   $27.43   $27.27
                                                                                 -------- -------- -------- -------- --------
TOTAL RETURN                                                                     (36.33)%    3.72%   17.78%    3.39%   12.65%
                                                                                 -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                            $837.4 $1,546.7 $1,596.5 $1,130.5 $1,282.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                                            0.77%    0.76%    0.79%    0.78%    0.82%
NET INVESTMENT INCOME                                                               1.66%    1.31%    1.40%    1.21%    1.08%
PORTFOLIO TURNOVER RATE                                                            112.2%    84.1%    50.2%    45.9%    29.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT BY
THE MANAGER AND BROKER REBATES:                                                     0.78%    0.77%    0.79%   0.80%*   0.80%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      Lord Abbett Mid Cap Value Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                               PAGE

         INTRODUCTION                                           3
            Understanding the Trust                             3
            Understanding the Portfolio                         3

         THE PORTFOLIO                                          4

           INVESTMENT SUMMARY                                   4
            Lord Abbett Mid Cap Value Portfolio                 6

           MANAGEMENT                                           10
            The Manager                                         10
            The Adviser                                         10
            Distribution Plan                                   11

         YOUR INVESTMENT                                        11
            Shareholder Information                             11
            Dividends, Distributions and Taxes                  12
            Sales and Purchases of Shares                       13

         FINANCIAL HIGHLIGHTS                                   18

         FOR MORE INFORMATION                               Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      LORD ABBETT MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGY:

To pursue this goal, the Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely-used benchmark for mid-cap stock performance. As of May 30, 2008, the market capitalization range of the Russell Midcap Index was $1.4 billion to $19.1 billion. This range varies daily. Equity securities in which the Portfolio may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

In selecting investments, the Portfolio, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  .  changes in the economic and financial environment

  .  new or improved products or services

  .  new or rapidly expanding markets

  .  changes in management or structure of the company

  .  price increases due for the company's products or services

  . improved efficiencies resulting from new technologies or changes in distribution

  . changes in governmental regulations, political climate or competitive conditions

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

 PORTFOLIO MANAGEMENT:

..  Lord, Abbett & Co. LLC see page 11

..  For financial highlights see page 18




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below for the period February 12, 2001 through December 31, 2008 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Mid-Cap Value Portfolio, a series of Cova Series Trust, which commenced operations on August 20, 1997) managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

               Year-by-Year Total Return as of 12/31 of Each Year

  99     00     01     02     03    04     05     06     07     08
------ ------ ------ ------ ------ ----- ------ ------ ------ ------
 5.71% 52.97%  8.10% -9.31% 26.15% 24.82% 8.28% 12.49%  0.90% -38.66%

High Quarter:    2nd - 1999    +16.83%
Low Quarter:     4th - 2008    -20.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Russell Midcap Value Index, the S&P MidCap 400/Citigroup Value Index and the Russell Midcap Index. The Russell Midcap Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 400 Index having low price-to-book ratios. The Russell Midcap Index is a widely recognized unmanaged index measuring the broad market performance of the 800 smallest companies in the Russell 1000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective August 6, 2008, the Russell Midcap Value Index replaced the Russell Midcap Index as the primary benchmark of the Portfolio. The S&P MidCap 400/Citigroup Value Index will continue to be a secondary benchmark of the Portfolio.



             Average Annual Total Return as of 12/31/08
----------------------------------------------------------------------
                                                     Since   Inception
                            1 Year  5 Year 10 Year Inception   Date
--------------------------- ------  ------ ------- --------- ---------
Class A                     -38.66% -1.21%  6.52%      --         --
Class B                     -38.77% -1.45%    --     2.13%    4/3/01
Russell Midcap Value Index  -38.44%  0.33%  4.44%      --
S&P Midcap 400/Citigroup
 Value Index                -34.87% -0.11%  3.59%      --
Russell Midcap Index        -41.46% -0.71%  3.18%      --



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.68%   0.68%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.07%   0.07%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.75%   1.00%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     77 $    103
---------------------------
3 Years   $    241 $    320
---------------------------
5 Years   $    418 $    555
---------------------------
10 Years  $    933 $  1,229
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such ac-tion, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


LORD, ABBETT & CO. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, is the Adviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $70.4 billion in mutual funds and other advisory accounts as of December 31, 2008.

  . Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. ROBERT P. FETCH, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett's micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is JEFF DIAMOND, CFA, Portfolio Manager, who joined Lord Abbett in 2007.
     Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current mar-ket price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                            LORD ABBETT MID CAP VALUE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.70 $22.79  $22.47  $21.64  $17.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.26   0.16    0.17    0.19    0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (7.04)   0.33    2.44    1.60    4.25
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.78)   0.49    2.61    1.79    4.42
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13) (0.24)  (0.17)  (0.13)  (0.10)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.52) (3.58)  (2.29)  (0.96)  (0.58)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.40 $19.70  $22.79  $22.47  $21.64
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.66)%  0.90%  12.49%   8.28%  24.82%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $36.9  $77.1   $96.8  $113.3  $125.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.75%  0.73%   0.77%   0.76%   0.78%
NET INVESTMENT INCOME                                     1.78%  0.74%   0.80%   0.86%   0.86%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.75%  0.75%   0.78%   0.76%     N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

  LORD ABBETT MID CAP VALUE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $19.48 $22.56  $22.28  $21.48  $17.70
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.22   0.11    0.12    0.14    0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (6.95)   0.31    2.40    1.59    4.22
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (6.73)   0.42    2.52    1.73    4.34
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.09) (0.16)  (0.12)  (0.10)  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.39) (3.34)  (2.12)  (0.83)  (0.48)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.48) (3.50)  (2.24)  (0.93)  (0.56)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.27 $19.48  $22.56  $22.28  $21.48
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (38.77)%  0.60%  12.18%   8.05%  24.50%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $228.3 $422.8  $266.4  $229.0  $179.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.00%  0.98%   1.02%   1.01%   1.03%
NET INVESTMENT INCOME                                     1.56%  0.53%   0.56%   0.62%   0.60%
PORTFOLIO TURNOVER RATE                                   30.2%  38.4%   27.8%   26.2%   19.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.00%  1.01%   1.03%   1.02%     N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      Met/AIM Small Cap Growth Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Met/AIM Small Cap Growth Portfolio       6

                 MANAGEMENT                                12
                  The Manager                              12
                  The Adviser                              12
                  Distribution Plans                       13

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       14
                  Sales and Purchases of Shares            16

               FINANCIAL HIGHLIGHTS                        20

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Synthetic and derivative instruments may have the effect of leveraging the Portfolio. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Growth Index.

The Portfolio may invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents, including money market instruments.

In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that constrains the Portfolio's industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index, which the portfolio managers believe represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

  . Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

  . Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

  . Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the Portfolio.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories-large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

CONVERTIBLE SECURITIES RISK. The values of convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.

 PORTFOLIO MANAGEMENT:

..  Invesco Aim Capital Management, Inc. see page 13

..  For financial highlights see page 20




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                    [CHART]

              Year-by-Year Total Return as of 12/31 of Each Year

      02         03          04          05         06        07          08
    ------     ------       -----      ------     ------     ------     ------
   -27.50%     38.86%       6.43%       8.27%      14.18%     11.07%    -38.73%
                  High Quarter:   2nd - 2003      +20.75%
                  Low Quarter:    4th - 2008      -26.80%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Growth Index and the Russell 2000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 2000 Growth Index replaced the Russell 2000 Index as the primary benchmark of the Portfolio.



---------------------------------------------------------------
         Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                            1 Year   5 Year Inception   Date
--------------------------  -------  ------ --------- ---------
Class A                     -38.60%  -2.02%   -1.23%    1/2/02
Class B                     -38.73%  -2.18%    0.96%   10/9/01
Class E                     -38.70%  -2.08%   -0.96%    4/1/02
Russell 2000 Growth Index   -38.54%  -2.35%    1.59%*
Russell 2000 Index          -33.79%  -0.93%    4.01%*
* Index performance is from 10/9/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.86%   0.86%   0.86%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.03%   0.03%   0.03%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.89%   1.14%   1.04%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     91 $    117 $    107
------------------------------------
3 Years   $    285 $    364 $    333
------------------------------------
5 Years   $    495 $    631 $    577
------------------------------------
10 Years  $  1,100 $  1,392 $  1,276
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.88% of first $500 million of such assets plus 0.83% of such assets over $500 million.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza,
Suite 100, Houston, Texas 77046, is the Adviser to the Portfolio. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The following Invesco Aim individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

  . JULIET ELLIS (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

  . JUAN HARTSFIELD, Portfolio Manager, has been responsible for the Portfolio since 2004 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

  . CLAY MANLEY, Portfolio Manager, has been responsible for the Portfolio since 2008 and has been with Invesco Aim and/or its affiliates since 2001.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.86  $13.53  $13.66  $12.84  $12.03
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.01)  (0.06)  (0.08)  (0.07)  (0.09)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.35)    1.60    1.97    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.36)    1.54    1.89    1.11    0.81
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.36  $14.86  $13.53  $13.66  $12.84
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.60)%  11.40%  13.91%   8.59%   6.73%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $371.6  $587.1  $329.3  $215.4   $92.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%   0.92%   0.97%   0.99%   1.03%
NET INVESTMENT LOSS                                     (0.07)% (0.42)% (0.58)% (0.53)% (0.74)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%   0.92%   0.98%  0.96%*  1.02%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

  MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.66  $13.39  $13.51  $12.74  $11.97
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.04)  (0.10)  (0.11)  (0.10)  (0.12)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.26)    1.58    2.01    1.16    0.89
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.30)    1.48    1.90    1.06    0.77
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.22  $14.66  $13.39  $13.51  $12.74
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.73)%  11.07%  14.18%   8.27%   6.43%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $159.7  $292.0  $299.7  $297.1  $309.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%   1.16%   1.21%   1.25%   1.29%
NET INVESTMENT LOSS                                     (0.33)% (0.69)% (0.83)% (0.80)% (1.03)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%   1.17%   1.23%  1.20%*  1.23%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

                                             MET/AIM SMALL CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.80  $13.50  $13.60  $12.80  $12.01
                                                       -------- ------- ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                                      (0.03)  (0.09)  (0.10)  (0.09)  (0.11)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.32)    1.60    2.02    1.18    0.90
                                                       -------- ------- ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.35)    1.51    1.92    1.09    0.79
                                                       -------- ------- ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --      --      --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.14)  (0.21)  (2.02)  (0.29)      --
                                                       -------- ------- ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $8.31  $14.80  $13.50  $13.60  $12.80
                                                       -------- ------- ------- ------- -------
TOTAL RETURN                                           (38.70)%  11.20%  14.25%   8.46%   6.58%
                                                       -------- ------- ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $9.3   $17.9   $15.4   $13.4   $12.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.04%   1.07%   1.11%   1.15%   1.18%
NET INVESTMENT LOSS                                     (0.23)% (0.58)% (0.73)% (0.70)% (0.93)%
PORTFOLIO TURNOVER RATE                                   43.0%   33.6%   56.4%   74.8%   94.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.04%   1.07%   1.13%  1.11%*  1.13%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment loss per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     Met/Franklin Mutual Shares Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

              INTRODUCTION                                  3
                 Understanding the Trust                    3
                 Understanding the Portfolio                3

              THE PORTFOLIO                                 4

                INVESTMENT SUMMARY                          4
                 Met/Franklin Mutual Shares Portfolio       6

                MANAGEMENT                                  13
                 The Manager                                13
                 The Adviser                                14
                 Distribution Plan                          15

              YOUR INVESTMENT                               16
                 Shareholder Information                    16
                 Dividends, Distributions and Taxes         17
                 Sales and Purchases of Shares              18

              FINANCIAL HIGHLIGHTS                          22

              FOR MORE INFORMATION                      Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     MET/FRANKLIN MUTUAL SHARES PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Portfolio invests primarily in undervalued securities, which are securities trading at a discount to intrinsic value. The Portfolio also invests in, to a lesser extent, in:

  . Risk arbitrage securities, which are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin-offs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company; and

  . Distressed companies, which are securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Portfolio currently invests at least 80% of its assets in companies with market capitalizations greater than $5 billion, with the balance in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Adviser may seek to influence or control management by communicating with management and may coordinate with other shareholders to influence management or to cause changes in policy, or invest in other companies that do so, when the Adviser believes the Portfolio may benefit. The Portfolio expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Portfolio may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the Adviser's opinion, it would be advantageous to the Portfolio to do so.

The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio will generally make such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also engage from time to time in an "arbitrage" strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event such as an exchange offer.

  PORTFOLIO SELECTION

The Adviser employs a research driven, fundamental value strategy for the Portfolio. In choosing equity investments, the Adviser focuses on the market price of a company's securities relative to the Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of an investment in such Portfolio may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

In addition, the Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

ARBITRAGE RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Franklin Mutual Advisers, LLC's prior performance with a comparable fund, see page 15.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.80%   0.80%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.52%   0.55%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.32%   1.60%
----------------------------------------------------------
Contractual Expense Waiver*                 0.42%   0.45%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver                       0.90%   1.15%
----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.




 PORTFOLIO MANAGEMENT:

..  Franklin Mutual Advisers, LLC see page 14

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 22

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     92 $    118
---------------------------
3 Years   $    379 $    464
---------------------------
5 Years   $    687 $    834
---------------------------
10 Years  $  1,561 $  1,873
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.80% of the average daily net assets of the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.90% and 1.15% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


FRANKLIN MUTUAL ADVISERS, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Portfolio. Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Franklin Mutual and its affiliates managed over $416 billion in assets as of December 31, 2008.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

  . PETER A. LANGERMAN, Co-Portfolio Manager. Mr. Langerman is the President and Chief Executive Officer of Franklin Mutual. He rejoined Franklin Templeton in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and a member of the management team of the Franklin Mutual Series Fund, Inc., including the Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds.

  . F. DAVID SEGAL CFA, Co-Portfolio Manager. He joined Franklin Templeton in 2002.

  . DEBORAH A. TURNER CFA, Assistant Portfolio Manager. She joined Franklin Templeton in 1996.

Messrs. Langerman and Segal have primary responsibility for the investments of the Portfolio. Ms. Turner provides research and advice on the purchases and sales of individual securities and portfolio risk assessment.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Mutual Shares Fund, a retail fund which is also advised by Franklin Mutual, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Franklin Mutual, performance information regarding the Mutual Shares Fund is presented. Management fees paid by the Mutual Shares Fund are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Mutual Shares Fund, the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Mutual Shares Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Mutual Shares Fund and the Portfolio will vary.

The table below compares the Franklin Income Fund's average annual compounded total returns for the 1-,5- and 10-year periods through 12/31/08 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



    Average Annual Total Return as of 12/31/08
--------------------------------------------------
                             1 Year  5 Year 10 Year
---------------------------- ------  ------ -------
Mutual Shares Fund--Class Z  -37.92% -0.93%   4.13%
S&P 500 Index                -37.00% -2.19%  -1.38%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the

Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                           MET/FRANKLIN MUTUAL SHARES PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.40)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.33)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.48
                                                                   ----------
TOTAL RETURN                                                       (33.20)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $90.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.90%*
NET INVESTMENT INCOME                                                  1.29%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.32%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

  MET/FRANKLIN MUTUAL SHARES PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.05
NET REALIZED AND UNREALIZED LOSS                                       (3.39)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.34)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.19)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
DISTRIBUTIONS FROM RETURN OF CAPITAL                                  (0.00)+
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.19)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.47
                                                                   ----------
TOTAL RETURN                                                       (33.36)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $31.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.15%*
NET INVESTMENT INCOME                                                  1.05%*
PORTFOLIO TURNOVER RATE                                               23.6%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.60%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                   MFS(R) Emerging Markets Equity Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

            INTRODUCTION                                      3
               Understanding the Trust                        3
               Understanding the Portfolio                    3

            THE PORTFOLIO                                     4

              INVESTMENT SUMMARY                              4
               MFS(R) Emerging Markets Equity Portfolio       6

              MANAGEMENT                                      11
               The Manager                                    11
               The Adviser                                    12
               Distribution Plan                              13

            YOUR INVESTMENT                                   14
               Shareholder Information                        14
               Dividends, Distributions and Taxes             14
               Sales and Purchases of Shares                  16

            FINANCIAL HIGHLIGHTS                              20

            FOR MORE INFORMATION                          Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests at least 80% of its net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries may include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low-to-middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in the equity securities of a single issuer or a small number of issuers.

The Portfolio may invest in companies of any size.

The Portfolio's Adviser may invest a relatively large percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

The Portfolio's Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

NON-DIVERSIFICATION RISK. Because the Portfolio may invest a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio's performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified portfolios.

GEOGRAPHIC RISK. The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
                 Year-by-Year Total Return as of 12/31 of Each Year

                                  2007        2008
                                 ------      ------
                                 36.62%     -55.53%

               High Quarter:     2nd - 2007           +12.01%
               Low Quarter:      3rd - 2008           -30.51%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



   Average Annual Total Return as of 12/31/08
--------------------------------------------------
                                 Since   Inception
                       1 Year  Inception   Date
---------------------- ------  --------- ---------
Class A                -55.38%  -15.01%   5/1/06
Class B                -55.53%  -15.26%   5/1/06
MSCI Emerging Markets
 Index (net)           -53.33%  -11.75%



For information on Massachusetts Financial Services Company's prior performance with a comparable fund, see page 13.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.






 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 12

..  For financial highlights see page 20

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.98%   0.98%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.13%   0.15%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   1.11%   1.38%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.30% and 1.55%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $    114 $    141
---------------------------
3 Years   $    355 $    440
---------------------------
5 Years   $    615 $    760
---------------------------
10 Years  $  1,357 $  1,666
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 1.05% of first $250 million of such assets plus 1.00% of such assets over $250 million up to $500 million plus 0.85% of such assets over $500 million up to $1 billion plus 0.75% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.30% and 1.55% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by NICHOLAS D. SMITHIE and JOSE LUIS GARCIA. Mr. Smithie, an investment officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002.
     Mr. Garcia is a portfolio manager for Latin American securities.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in 2006, it does not have a significant operating history. MFS began managing all of the assets of the MFS(R) Emerging Markets Equity Fund on November 30, 1999. Prior to November 30, 1999, another investment adviser managed certain assets of the Fund. Performance information for periods prior to November 30, 1999 reflects this former sub-investment advisory relationship. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS(R) Emerging Markets Equity Fund is presented. Management fees paid by the MFS(R) Emerging Markets Equity Fund are the same as the fees paid by the Portfolio. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of MFS(R) Emerging Markets Equity Fund and the Portfolio will vary.

The table below compares the MFS(R) Emerging Markets Equity Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI Emerging Markets Index, a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



            Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------
                                              1 Year  5 Year 10 Year
--------------------------------------------- ------  ------ -------
MFS(R) Emerging Markets Equity Fund (Class A
 shares) (Without Sales Charge)               -55.55%  6.05%  8.02%
MSCI Emerging Markets Index (net)             -53.33%  7.66%  9.02%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                       MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.39    $10.51         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.18           0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.42)      3.71           0.48
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.19)      3.89           0.60
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.45)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.75    $14.39         $10.51
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.38)%    36.93%         6.04%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $437.0    $572.9         $368.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.11%     1.17%        1.30%++
NET INVESTMENT INCOME                                            2.34%     1.49%        1.91%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.11%  1.25%(b)        1.49%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

  MFS(R) EMERGING MARKETS EQUITY PORTFOLIO



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS B                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.32    $10.49         $10.00
                                                              --------  --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.21      0.13           0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (7.39)      3.71           0.51
                                                              --------  --------        -------
TOTAL FROM INVESTMENT OPERATIONS                                (7.18)      3.84           0.58
                                                              --------  --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.17)    (0.01)         (0.09)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (1.26)        --             --
                                                              --------  --------        -------
TOTAL DISTRIBUTIONS                                             (1.43)    (0.01)         (0.09)
                                                              --------  --------        -------
NET ASSET VALUE, END OF PERIOD                                   $5.71    $14.32         $10.49
                                                              --------  --------        -------
TOTAL RETURN                                                  (55.53)%    36.62%         5.78%+
                                                              --------  --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                         $140.3     $78.8          $23.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         1.38%     1.46%        1.55%++
NET INVESTMENT INCOME                                            2.21%     1.06%        1.12%++
PORTFOLIO TURNOVER RATE                                         107.6%    126.8%         58.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 1.38%  1.52%(b)        1.92%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    MFS(R) Research International Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

            INTRODUCTION                                     3
               Understanding the Trust                       3
               Understanding the Portfolio                   3

            THE PORTFOLIO                                    4

              INVESTMENT SUMMARY                             4
               MFS(R) Research International Portfolio       6

              MANAGEMENT                                     11
               The Manager                                   11
               The Adviser                                   11
               Distribution Plans                            12

            YOUR INVESTMENT                                  12
               Shareholder Information                       12
               Dividends, Distributions and Taxes            13
               Sales and Purchases of Shares                 15

            FINANCIAL HIGHLIGHTS                             19

            FOR MORE INFORMATION                         Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities.

The Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Portfolio's Adviser is not constrained to any particular investment style. The Portfolio's Adviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Portfolio may invest in companies of any size.

A team of investment research analysts selects investments for the Portfolio. The Portfolio's Adviser allocates the Portfolio's assets to analysts by broad market sectors.

Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

GEOGRAPHIC RISK. The Portfolio may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or regions will have a significant impact on its investment performance.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]
               Year-by-Year Total Return as of 12/31 of Each Year

   02     03       04      05       06       07      08
-------  ------  ------  ------   ------   ------  ------
-11.80%  32.04%  19.56%  16.42%   26.56%   13.29% -42.36%

High Quarter:         4th - 2003       +15.97%
Low Quarter:          4th - 2008       -20.45%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the MSCI EAFE Index (Europe, Australasia, Far
East), a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and the MSCI All Country World (ex US) Index (net), a market-capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index (ex US) (net) includes both developed and emerging markets.



       Average Annual Total Return as of 12/31/08
----------------------------------------------------------
                                         Since   Inception
                        1 Year  5 Year Inception   Date
----------------------- ------  ------ --------- ---------
Class A                 -42.25%  3.08%   2.53%     5/1/01
Class B                 -42.36%  2.84%   1.64%    2/12/01
Class E                 -42.33%  2.94%   4.87%    11/1/01
MSCI EAFE Index (net)   -43.38%  1.66%   0.43%*
MSCI All Country World
 (ex US) Index (net)    -45.53%  2.56%   1.43%*
* Index performance is from 2/12/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.





 PORTFOLIO MANAGEMENT:

..  Massachusetts Financial Services Company see page 12

..  For financial highlights see page 19

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------ ------- ------- -------
Management Fee                              0.70%   0.70%   0.70%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.07%   0.06%   0.06%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.01%   0.91%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     79 $    104 $     93
------------------------------------
3 Years   $    247 $    323 $    291
------------------------------------
5 Years   $    429 $    560 $    506
------------------------------------
10 Years  $    957 $  1,241 $  1,123
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $200 million of such assets plus 0.75% of such assets over $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the Portfolio. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

  . The Portfolio is managed by a committee of research analysts under the general supervision of THOMAS MELENDEZ and JOSE LUIS GARCIA.

  . Mr. Melendez, an investment officer of MFS, has been employed in the investment area of MFS since 2002.

  . Mr. Garcia, an investment officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia is a portfolio manager for Latin American securities.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance, as applicable, for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.43 $15.04  $13.00  $11.72   $9.81
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.30   0.22    0.19    0.14    0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.76)   1.68    3.17    1.83    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.46)   1.90    3.36    1.97    1.93
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.26) (0.24)  (0.27)  (0.07)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.56) (2.51)  (1.32)  (0.69)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.41 $14.43  $15.04  $13.00  $11.72
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.25)% 13.60%  26.91%  16.77%  19.72%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $840.8 $959.1  $706.0  $624.2  $304.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%  0.79%   0.94%   0.93%   1.06%
NET INVESTMENT INCOME                                     2.85%  1.54%   1.34%   1.18%   0.75%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%  0.79%   0.95%  0.93%*  0.94%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

                                        MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.32 $14.95  $12.94  $11.68   $9.79
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27   0.19    0.15    0.11    0.05
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.71)   1.65    3.15    1.81    1.86
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.44)   1.84    3.30    1.92    1.91
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.23) (0.20)  (0.24)  (0.04)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.53) (2.47)  (1.29)  (0.66)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.35 $14.32  $14.95  $12.94  $11.68
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.36)% 13.29%  26.56%  16.42%  19.56%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $525.7 $842.8  $623.0  $443.5  $396.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%  1.04%   1.19%   1.19%   1.32%
NET INVESTMENT INCOME                                     2.54%  1.31%   1.12%   0.90%   0.47%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.01%  1.04%   1.20%  1.19%*  1.18%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

  MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.36 $14.99  $12.96  $11.70   $9.80
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.29   0.20    0.16    0.13    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.74)   1.66    3.17    1.81    1.85
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (5.45)   1.86    3.33    1.94    1.92
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.24) (0.22)  (0.25)  (0.06)      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.30) (2.27)  (1.05)  (0.62)  (0.02)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.54) (2.49)  (1.30)  (0.68)  (0.02)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $7.37 $14.36  $14.99  $12.96  $11.70
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (42.33)% 13.38%  26.79%  16.52%  19.64%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $19.2  $32.6   $26.7   $14.6   $11.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%  0.94%   1.09%   1.09%   1.22%
NET INVESTMENT INCOME                                     2.66%  1.41%   1.18%   1.07%   0.72%
PORTFOLIO TURNOVER RATE                                   75.4%  65.5%  104.1%   84.5%   98.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.91%  0.94%   1.10%   1.09%*  1.09%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                  Oppenheimer Capital Appreciation Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                              PAGE

           INTRODUCTION                                        3
              Understanding the Trust                          3
              Understanding the Portfolio                      3

           THE PORTFOLIO                                       4

             INVESTMENT SUMMARY                                4
              Oppenheimer Capital Appreciation Portfolio       6

             MANAGEMENT                                        11
              The Manager                                      11
              The Adviser                                      12
              Distribution Plans                               13

           YOUR INVESTMENT                                     13
              Shareholder Information                          13
              Dividends, Distributions and Taxes               14
              Sales and Purchases of Shares                    15

           FINANCIAL HIGHLIGHTS                                19

           FOR MORE INFORMATION                            Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also invest up to 35% of its assets in the securities of foreign issuers, which may include investments in emerging markets. Investments in American Depositary Receipts are not considered foreign securities for purposes of the foregoing investment limitation.

In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

  .  Companies with above-average growth potential

  .  Stocks with reasonable valuations relative to their growth potential

  .  Growth rates that the Adviser believes are sustainable over time

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in

 PORTFOLIO MANAGEMENT:


..  OppenheimerFunds, Inc. see page 12

..  For financial highlights see page 19



addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                 [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02        03       04       05       06        07        08
-------   ------   ------   ------   ------    ------    ------
-24.73%   28.53%    6.40%    4.71%    7.62%    14.29%   -45.94%

High Quarter:   2nd - 2003    +14.54%
Low Quarter:    4th - 2008    -28.10%

The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective February 11, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.

      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                       Since   Inception
                      1 Year  5 Year Inception   Date
--------------------  ------  ------ --------- ---------
Class A               -45.80% -5.61%   -4.42%    1/2/02
Class B               -45.94% -5.82%   -5.99%   2/12/01
Class E               -45.91%    --    -8.10%    5/1/05
Russell 1000 Growth
 Index                -38.44% -3.42%   -5.53%*
S&P 500 Index         -37.00% -2.19%   -2.90%*
* Index performance is from 2/12/01.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
     ---------------------------------------------------------------------
     Management Fee                                 0.59%   0.59%   0.59%
     ---------------------------------------------------------------------
     12b-1 Fees                                     None    0.25%   0.15%
     ---------------------------------------------------------------------
     Other Expenses                                 0.03%   0.04%   0.04%
     ---------------------------------------------------------------------
     Total Annual Portfolio Operating Expenses*     0.62%   0.88%   0.78%
     ---------------------------------------------------------------------

        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A, B and E shares of the Portfolio will not exceed 0.75%, 1.00% and 0.90%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

                                        Class A  Class B  Class E
              ----------------------------------------------------
              1 Year                    $     64 $     90 $     80
              ----------------------------------------------------
              3 Years                   $    199 $    282 $    250
              ----------------------------------------------------
              5 Years                   $    347 $    490 $    435
              ----------------------------------------------------
              10 Years                  $    776 $  1,088 $    969
              ----------------------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $150 million of such assets plus 0.625% of such assets over $150 million up to $300 million plus 0.60% of such assets over $300 million up to $500 million plus 0.55% of such assets over $500 million up to $700 million plus 0.525% of such assets over $700 million up to $900 million plus 0.50% of such assets over $900 million.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.75%, 1.00% and 0.90% of daily net assets for Class A, Class B and Class E shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11/th/ Floor, New York, New York 10281, is the Adviser to the Portfolio. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $145 billion in assets as of December 31, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts.

  .  MARC L. BAYLIN, CFA acts as a manager of the Portfolio.

  . Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter

(but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price

(a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.94  $9.27   $8.69   $8.36   $8.33
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.02   0.03    0.02    0.03    0.07
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)   1.26    0.66    0.39    0.47
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.47)   1.29    0.68    0.42    0.54
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.31) (0.01)  (0.03)  (0.01)  (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23) (0.61)  (0.07)  (0.08)  (0.45)
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (2.54) (0.62)  (0.10)  (0.09)  (0.51)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.93  $9.94   $9.27   $8.69   $8.36
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (45.80)% 14.45%   7.81%   4.99%   6.70%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $312.0 $124.7  $505.6  $664.2  $298.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.62%  0.62%   0.65%   0.69%   0.68%
NET INVESTMENT INCOME                                     0.38%  0.33%   0.22%   0.42%   0.90%
PORTFOLIO TURNOVER RATE                                   84.4%  70.8%   60.7%   72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.62%  0.62%   0.65%  0.64%*  0.69%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income per share was calculated using average shares outstanding

  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.86   $9.20   $8.62  $8.31   $8.29
                                                       -------- ------- ------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01 0.00(b)  (0.01)   0.01    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.27    0.67   0.38    0.46
                                                       -------- ------- ------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (3.46)    1.27    0.66   0.39    0.52
                                                       -------- ------- ------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.28)      --  (0.01)     --  (0.05)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)  (0.61)  (0.07) (0.08)  (0.45)
                                                       -------- ------- ------- ------  ------
TOTAL DISTRIBUTIONS                                      (2.51)  (0.61)  (0.08) (0.08)  (0.50)
                                                       -------- ------- ------- ------  ------
NET ASSET VALUE, END OF PERIOD                            $3.89   $9.86   $9.20  $8.62   $8.31
                                                       -------- ------- ------- ------  ------
TOTAL RETURN                                           (45.94)%  14.29%   7.62%  4.71%   6.40%
                                                       -------- ------- ------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $260.1  $553.3  $535.1 $501.8  $634.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.88%   0.89%   0.90%  0.94%   0.95%
NET INVESTMENT INCOME (LOSS)                              0.12%   0.03% (0.06)%  0.18%   0.67%
PORTFOLIO TURNOVER RATE                                   84.4%   70.8%   60.7%  72.4%   65.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.88%   0.89%   0.90% 0.89%*  0.91%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

                                     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS E                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.93       $9.25     $8.68            $7.97
                                                        --------   ---------   -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.01        0.01   0.00(b)             0.01
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.49)        1.28      0.67             0.79
                                                        --------   ---------   -------        --------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)        1.29      0.67             0.80
                                                        --------   ---------   -------        --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.30)   (0.00)(b)    (0.03)           (0.01)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (2.23)      (0.61)    (0.07)           (0.08)
                                                        --------   ---------   -------        --------
TOTAL DISTRIBUTIONS                                      (2.53)      (0.61)    (0.10)           (0.09)
                                                        --------   ---------   -------        --------
NET ASSET VALUE, END OF PERIOD                            $3.92       $9.93     $9.25            $8.68
                                                        --------   ---------   -------        --------
TOTAL RETURN                                           (45.91)%      14.48%     7.68%          10.01%+
                                                        --------   ---------   -------        --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $3.1        $6.2      $2.5             $0.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%       0.80%     0.80%          0.83%++
NET INVESTMENT INCOME                                     0.22%       0.13%     0.03%          0.15%++
PORTFOLIO TURNOVER RATE                                   84.4%       70.8%     60.7%            72.4%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%         N/A     0.80%         0.80%*++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.
(b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                   PIMCO Inflation Protected Bond Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                             PAGE

            INTRODUCTION                                      3
               Understanding the Trust                        3
               Understanding the Portfolio                    3

            THE PORTFOLIO                                     4

              INVESTMENT SUMMARY                              4
               PIMCO Inflation Protected Bond Portfolio       6

              MANAGEMENT                                      13
               The Manager                                    13
               The Adviser                                    13
               Distribution Plans                             14

            YOUR INVESTMENT                                   14
               Shareholder Information                        14
               Dividends, Distributions and Taxes             15
               Sales and Purchases of Shares                  16

            FINANCIAL HIGHLIGHTS                              21

            FOR MORE INFORMATION                          Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                   PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum real return, consistent with preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The average portfolio duration of the Portfolio normally will vary within (plus or minus) three years of the duration of the Barclays Capital U.S. TIPS Index.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or, if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls). In addition, the Portfolio may engage in forward commitments, when issued and delayed delivery securities transactions.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

CREDIT DEFAULT SWAPS RISK. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

 04        05        06       07        08
-----     -----    ------   ------    ------
8.99%     1.39%     0.39%   10.80%    -7.06%

High Quarter:   1st - 2004    +5.93%
Low Quarter:    4th - 2008    -6.13%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. TIPS Index, an unmanaged market index which is made up specifically of U.S. Treasury Inflation Linked Securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



         Average Annual Total Return as of 12/31/08
-------------------------------------------------------------
                                            Since   Inception
                            1 Year 5 Year Inception   Date
--------------------------- ------ ------ --------- ---------
Class A                     -6.88%  3.00%   3.61%    5/1/03
Class B                     -7.06%  2.74%   3.36%    5/1/03
Class E                     -6.92%    --    1.92%    5/1/06
Barclays Capital U.S. TIPS
 Index                      -2.35%  4.07%   4.60%*
*Index performance is from 5/1/03.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.





 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 14

..  For financial highlights see page 21

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.49%   0.49%   0.49%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.04%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.53%   0.78%   0.68%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     54 $     80 $     70
------------------------------------
3 Years   $    170 $    250 $    218
------------------------------------
5 Years   $    297 $    435 $    380
------------------------------------
10 Years  $    666 $    969 $    849
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.50% of first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

  . MIHIR WORAH is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the

Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance, as applicable, for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.98 $10.08  $10.78    $10.64   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.40   0.49    0.43      0.31     0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.09)   0.65  (0.40)    (0.15)     0.81
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.69)   1.14    0.03      0.16     0.97
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.43) (0.24)  (0.43)        --   (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.45) (0.24)  (0.73)    (0.02)   (0.62)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.84 $10.98  $10.08    $10.78   $10.64
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (6.88)% 11.08%   0.65%     1.48%    9.41%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $824.7 $857.5  $885.5    $585.8   $331.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.53%  0.55%   0.58%     0.55%    0.62%
NET INVESTMENT INCOME                                     3.74%  4.78%   4.21%     2.85%    1.39%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.53%  0.55%   0.58%       N/A      N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                       PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A)  2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.96 $10.06  $10.76    $10.63   $10.29
                                                       -------- ------  ------  -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.37   0.46    0.40      0.27     0.08
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (1.10)   0.66  (0.41)    (0.12)     0.84
                                                       -------- ------  ------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS                         (0.73)   1.12  (0.01)      0.15     0.92
                                                       -------- ------  ------  -------- --------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.41) (0.22)  (0.39)        --   (0.07)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.02)     --  (0.30)    (0.02)   (0.51)
                                                       -------- ------  ------  -------- --------
TOTAL DISTRIBUTIONS                                      (0.43) (0.22)  (0.69)    (0.02)   (0.58)
                                                       -------- ------  ------  -------- --------
NET ASSET VALUE, END OF PERIOD                            $9.80 $10.96  $10.06    $10.76   $10.63
                                                       -------- ------  ------  -------- --------
TOTAL RETURN                                            (7.06)% 10.80%   0.39%     1.39%    8.99%
                                                       -------- ------  ------  -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $542.9 $401.6  $367.0    $385.4   $502.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%  0.80%   0.82%     0.80%    0.81%
NET INVESTMENT INCOME                                     3.44%  4.52%   3.93%     2.52%    0.73%
PORTFOLIO TURNOVER RATE                                1,143.3% 945.3%  851.3%  1,228.7% 1,173.9%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.82%       N/A      N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO INFLATION PROTECTED BOND PORTFOLIO



                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)    2007(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.96   $10.06           $9.92
                                                               --------  ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.37     0.48            0.29
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (1.09)     0.65          (0.15)
                                                               --------  ------         -------
TOTAL FROM INVESTMENT OPERATIONS                                (0.72)     1.13            0.14
                                                               --------  ------         -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.42)   (0.23)              --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.02)       --              --
                                                               --------  ------         -------
TOTAL DISTRIBUTIONS                                             (0.44)   (0.23)              --
                                                               --------  ------         -------
NET ASSET VALUE, END OF PERIOD                                   $9.80   $10.96          $10.06
                                                               --------  ------         -------
TOTAL RETURN                                                   (6.92)%   10.93%          1.41%+
                                                               --------  ------         -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $38.8     $7.3            $3.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                         0.68%    0.71%         0.75%++
NET INVESTMENT INCOME                                            3.47%    4.63%         4.23%++
PORTFOLIO TURNOVER RATE                                       1,143.3%   945.3%          851.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                 0.68%    0.71%         0.75%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                         PIMCO Total Return Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  PIMCO Total Return Portfolio             6

                 MANAGEMENT                                13
                  The Manager                              13
                  The Adviser                              13
                  Distribution Plans                       14

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       15
                  Sales and Purchases of Shares            16

               FINANCIAL HIGHLIGHTS                        20

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE:

Maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Principal investments include fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or "indexed" securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (commonly called "junk bonds") rated B or higher by Moody's Investors Service, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch, Inc., or if unrated, determined to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves.

Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

CREDIT DEFAULT SWAPS RISK. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]


  02      03     04     05      06     07     08
------  ------  -----  -----  -----  ------  -----
 9.29%   4.31%  4.98%  2.25%  4.52%   7.56%  0.41%

 High Quarter:   3rd - 2007    +4.15%
 Low Quarter:    3rd - 2008    -2.99%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Barclays Capital U.S. Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
--------------------------------------------------------
                                       Since   Inception
                       1 Year 5 Year Inception   Date
---------------------- ------ ------ --------- ---------
Class A                 0.64%  4.17%   5.42%     5/1/01
Class B                 0.41%  3.92%   5.04%    2/12/01
Class E                 0.47%  4.00%   4.44%    11/1/01
Barclays Capital U.S.
 Aggregate Bond Index   5.24%  4.65%   5.59%*
* Index performance is from 2/12/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:

..  Pacific Investment Management Company LLC see page 14

..  For financial highlights see page 20

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B Class E
------------------------------------------------------------------
Management Fee                              0.48%   0.48%   0.48%
------------------------------------------------------------------
12b-1 Fees                                  None    0.25%   0.15%
------------------------------------------------------------------
Other Expenses                              0.04%   0.05%   0.04%
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.52%   0.78%   0.67%
------------------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     53 $     80 $     69
------------------------------------
3 Years   $    167 $    250 $    215
------------------------------------
5 Years   $    291 $    435 $    374
------------------------------------
10 Years  $    654 $    969 $    837
------------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.50% of first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747.0 billion in assets under management.

  . WILLIAM H. GROSS, CFA, Managing Director and co-chief investment officer, was a founding partner of PIMCO in 1971.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance, as applicable, for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                                   PIMCO TOTAL RETURN PORTFOLIO




                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A)  2005(A) 2004(A)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.29   $11.80   $11.60 $11.40  $11.61
                                                       -------- -------- -------- ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.59     0.56     0.49   0.40    0.20
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.51)     0.35     0.04 (0.12)    0.40
                                                       -------- -------- -------- ------  ------
TOTAL FROM INVESTMENT OPERATIONS                           0.08     0.91     0.53   0.28    0.60
                                                       -------- -------- -------- ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.48)   (0.42)   (0.32) (0.01)  (0.81)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01) (0.07)      --
                                                       -------- -------- -------- ------  ------
TOTAL DISTRIBUTIONS                                      (0.77)   (0.42)   (0.33) (0.08)  (0.81)
                                                       -------- -------- -------- ------  ------
NET ASSET VALUE, END OF PERIOD                           $11.60   $12.29   $11.80 $11.60  $11.40
                                                       -------- -------- -------- ------  ------
TOTAL RETURN                                              0.64%    7.85%    4.80%  2.46%   5.25%
                                                       -------- -------- -------- ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $2,696.4 $3,045.1 $1,445.1 $912.6  $578.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.52%    0.54%    0.58%  0.57%   0.57%
NET INVESTMENT INCOME                                     5.00%    4.74%    4.28%  3.42%   1.69%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2% 344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.52%    0.54%    0.58%  0.57%     N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  PIMCO TOTAL RETURN PORTFOLIO




                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------
CLASS B                                                2008(A)  2007(A)  2006(A)  2005(A)  2004(A)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.17   $11.69   $11.50   $11.32   $11.54
                                                       -------- -------- -------- -------- --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.55     0.53     0.46     0.37     0.19
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (0.50)     0.34     0.04   (0.12)     0.38
                                                       -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS                           0.05     0.87     0.50     0.25     0.57
                                                       -------- -------- -------- -------- --------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (0.46)   (0.39)   (0.30)       --   (0.79)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.29)       --   (0.01)   (0.07)       --
                                                       -------- -------- -------- -------- --------
TOTAL DISTRIBUTIONS                                      (0.75)   (0.39)   (0.31)   (0.07)   (0.79)
                                                       -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD                           $11.47   $12.17   $11.69   $11.50   $11.32
                                                       -------- -------- -------- -------- --------
TOTAL RETURN                                              0.41%    7.56%    4.52%    2.25%    4.98%
                                                       -------- -------- -------- -------- --------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,353.6 $1,274.4 $1,219.1 $1,107.7 $1,028.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.78%    0.79%    0.83%    0.82%    0.81%
NET INVESTMENT INCOME                                     4.77%    4.51%    4.01%    3.13%    1.66%
PORTFOLIO TURNOVER RATE                                  800.2%   943.9%   161.2%   344.2%   416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%    0.79%    0.83%    0.82%      N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

                                                   PIMCO TOTAL RETURN PORTFOLIO




                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
CLASS E                                                2008(A) 2007(A) 2006(A) 2005(A) 2004(A)
----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $12.21  $11.73  $11.53  $11.34  $11.56
                                                       ------  ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                    0.57    0.54    0.47    0.39    0.21
NET REALIZED AND UNREALIZED GAINS (LOSSES)             (0.51)    0.35    0.05  (0.13)    0.37
                                                       ------  ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         0.06    0.89    0.52    0.26    0.58
                                                       ------  ------  ------  ------  ------
DISTRIBUTIONS:

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME       (0.46)  (0.41)  (0.31)      --  (0.80)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS          (0.29)      --  (0.01)  (0.07)      --
                                                       ------  ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                    (0.75)  (0.41)  (0.32)  (0.07)  (0.80)
                                                       ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                         $11.52  $12.21  $11.73  $11.53  $11.34
                                                       ------  ------  ------  ------  ------
TOTAL RETURN                                            0.47%   7.63%   4.67%   2.33%   5.06%
                                                       ------  ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                 $88.8  $132.0  $132.5  $146.6  $146.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                0.67%   0.69%   0.72%   0.72%   0.71%
NET INVESTMENT INCOME                                   4.88%   4.61%   4.10%   3.24%   1.76%
PORTFOLIO TURNOVER RATE                                800.2%  943.9%  161.2%  344.2%  416.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                0.67%   0.69%   0.72%   0.72%     N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                            Pioneer Fund Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Pioneer Fund Portfolio                   6

                 MANAGEMENT                                12
                  The Manager                              12
                  The Adviser                              13
                  Distribution Plan                        14

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       15
                  Sales and Purchases of Shares            16

               FINANCIAL HIGHLIGHTS                        20

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                            PIONEER FUND PORTFOLIO

INVESTMENT OBJECTIVE:

Reasonable income and capital growth.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks, equity interests in real estate investment trusts ("REITs") and exchange-traded funds ("ETFs") that invest primarily in equity securities. The Portfolio may invest up to 20% of its net assets in REITs. The Portfolio may invest up to 20% of its total assets in debt securities of U.S. and foreign issuers and equity securities of foreign issuers.

The Adviser uses a value approach to select the Portfolio's investments. The Adviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the Adviser uses in selecting investments include, but are not limited to:

  .  favorable expected returns relative to perceived risk

  .  above average potential for earnings and revenue growth

  . a sustainable competitive advantage (e.g., brand name, customer base, proprietary technology, economies of scale)

  .  potential to provide reasonable income

  . low market valuations relative to earnings forecast, book value, cash flow and sales

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

REAL ESTATE INVESTMENT RISK. Although the Portfolio will not invest in real estate directly, it may concentrate its assets in the real estate industry or may invest in securities related to the real estate industry, so your investment in the Portfolio will be closely linked to or impacted by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in or potential exposure to the real estate industry, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Portfolio may at times be more concentrated in particular sub-sectors of the real estate business--e.g. apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REIT could end up holding the underlying real estate.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding prior to May 1, 2009. Class B shares of the Portfolio are first being offered on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by the Adviser using the same investment objective and strategy as the Portfolio. The assets of the Pioneer Fund of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006.

 PORTFOLIO MANAGEMENT:


..  Pioneer Investment Management, Inc. see page 13

..  For financial highlights see page 20




The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                [CHART]

Year-by-Year Total Return as of 12/31 of Each Year


   99      00      01      02      03      04     05      06     07     08
 ------  ------  ------  ------  ------  ------  ------  -----  -----  -----
 -0.08%  24.26%  -23.00% -30.21% 23.78%  11.13%  5.99%  15.92%  5.01% -32.84%

   High Quarter:       3rd - 2000      +17.52%
   Low Quarter:        4th - 2008      -20.24%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



Average Annual Total Return as of 12/31/08
------------------------------------------
                 1 Year    5 Year  10 Year
 --------------  --------  ------- -------
Class A          -32.84%   -0.75%   -2.26%
S&P 500 Index    -37.00%   -2.19%   -1.38%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The amounts for the Class B shares of the Portfolio are based on the expenses of the Portfolio's Class A shares, as adjusted to include applicable 12b-1 fees. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.29%   0.29%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.99%   1.24%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 1.00% and 1.25%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A Class B
-------------------------
1 Year    $  101  $  127
-------------------------
3 Years   $  317  $  396
-------------------------
5 Years   $  549  $  685
-------------------------
10 Years  $1,217  $1,507
-------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.60% of such assets over $500 million up to $2 billion plus 0.55% of such assets over $2 billion.

Effective May 1, 2009, the Adviser has agreed to reduce the advisory fee it charges to the Manager for managing the Portfolio. This fee change will reduce the advisory fee charged on the Portfolio's average daily net assets less than or equal to $2 billion. In connection with this change in the advisory fee, the Manager has voluntarily agreed, under certain circumstances, to waive a portion of the management fee chargeable to the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 1.00% and 1.25% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of JOHN A. CAREY, portfolio manager, and WALTER HUNNEWELL, JR., assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities.
     Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Met-Life Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance

Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio; (ii) complete portfolio holdings for the Portfolio; and
(iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Portfolio's Class A shares' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended December 31, 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.



                                                         PIONEER FUND PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.23 $14.63  $12.75  $12.03  $10.92
                                                       -------- ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21   0.15    0.13    0.13    0.11
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.17)   0.58    1.89    0.59    1.11
                                                       -------- ------  ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.96)   0.73    2.02    0.72    1.22
                                                       -------- ------  ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.14) (0.13)  (0.14)      --  (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                --     --      --      --      --
                                                       -------- ------  ------  ------  ------
TOTAL DISTRIBUTIONS                                      (0.14) (0.13)  (0.14)      --  (0.11)
                                                       -------- ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.13 $15.23  $14.63  $12.75  $12.03
                                                       -------- ------  ------  ------  ------
TOTAL RETURN                                           (32.84)%  5.01%  15.92%   5.99%  11.13%
                                                       -------- ------  ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $39.9  $46.1   $43.7   $46.0   $33.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.96%  0.97%   1.09%   1.01%  0.99%*
NET INVESTMENT INCOME                                     1.61%  0.95%   0.98%   1.03%   0.98%
PORTFOLIO TURNOVER RATE                                   14.3%  18.2%   28.5%   16.0%   19.0%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY MANAGER AND BROKER REBATES:       1.04%  0.99%   1.22%   1.01%   1.12%

--------------------------------------------------------------------------------

*  The investment manager waived a portion of its management fee for the year.
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      Pioneer Strategic Income Portfolio

                          Class A and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Pioneer Strategic Income Portfolio       6

                 MANAGEMENT                                13
                  The Manager                              13
                  The Adviser                              13
                  Distribution Plan                        14

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       15
                  Sales and Purchases of Shares            17

               FINANCIAL HIGHLIGHTS                        21

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market. The Adviser allocates the Portfolio's investments among the following three segments of the debt markets:

  .  Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;

  .  Investment grade securities of U.S. issuers; and

  .  Investment grade securities of non-U.S. issuers.

The Adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The Portfolio invests primarily in:

  . Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;

  . Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and

  .  Mortgage-backed and asset-backed securities.

The Portfolio invests in securities with a broad range of maturities. Depending upon the Adviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in high yield debt securities (commonly called "junk bonds") rated below investment grade at the time of purchase or determined to be of equivalent quality by the Adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poors Ratings Services or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser.

Depending upon the Adviser's allocation among market segments, up to 85% of the Portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The Adviser considers both broad economic and issuer specific factors in selecting securities designed to achieve the Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio's securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the

Adviser selects individual securities based upon the terms of the securities (such as yield compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The Portfolio may also invest up to 20% of its net assets in all types of equity securities.

The Portfolio may invest up to 15% of its assets in credit default swaps.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MORTGAGE-RELATED SECURITIES RISK.   Mortgage-related securities may be issued
or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

CREDIT DEFAULT SWAP RISK. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. were transferred to the Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust. The assets of the Pioneer Strategic Income Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the Pioneer Strategic Income Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. (from January 1, 1996 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective June 30, 2003, Pioneer Investment Management, Inc. became the Adviser to the Pioneer Strategic Income Portfolio of Travelers Series Fund, Inc. Information prior to that date is attributable to the Portfolio's former investment adviser.

           Year-by-Year Total Return as of 12/31 of Each Year

                               [CHART]

  99     00     01      02     03     04      05      06     07      08
-----  -----  ------  -----  -----  ------  ------  -----  ------  ------
 1.11% -0.37%  4.24%  5.88%  19.53%  10.94%  3.67%  6.30%   6.65%  -10.74%

               High Quarter:   2nd - 2003      +7.67%
               Low Quarter:    4th - 2008      -8.83%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the Barclays Capital U.S. Universal Index. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                                Since   Inception
                       1 Year  5 Year 10 Year Inception   Date
---------------------- ------  ------ ------- --------- ---------
Class A                -10.74%  3.08%  4.46%       --         --
Class E                    --     --     --    -12.30%   4/28/08
Barclays Capital U.S.
 Universal Index         2.39%  4.30%  5.59%       --



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.





 PORTFOLIO MANAGEMENT:

..  Pioneer Investment Management, Inc. see page 14

..  For financial highlights see page 21

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class E
----------------------------------------------------------
Management Fee                              0.60%   0.60%
----------------------------------------------------------
12b-1 Fees                                  None    0.15%
----------------------------------------------------------
Other Expenses                              0.07%   0.09%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.67%   0.84%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class E
---------------------------
1 Year    $     69 $     86
---------------------------
3 Years   $    215 $    269
---------------------------
5 Years   $    374 $    468
---------------------------
10 Years  $    837 $  1,040
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.60% of first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.53% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


PIONEER INVESTMENT MANAGEMENT, INC., 60 State Street, Boston,
Massachusetts 02109, is the Adviser to the Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $49 billion.

  . Day-to-day management of the Portfolio is the responsibility of KENNETH J. TAUBES. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.25% for Class E of the average daily net assets of the Portfolio allocated to Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class E shares are limited to 0.15% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class E shares' financial performance, as applicable, for the past 5 years (or for its period of operation in the case of portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, October 31, 2006 and October 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended October 31, 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.

  PIONEER STRATEGIC INCOME PORTFOLIO



                                         FOR THE YEARS ENDED PERIOD ENDED
                                           DECEMBER 31,      DECEMBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                         -------------------  2006(A)(B)  -------------------------------
CLASS A                                  2008(A)    2007(A)  ------------ 2006(A)    2005(A)    2004(A)
--------------------------------------------------------------            -------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $10.02    $9.46       $9.81     $9.56      $9.73       $9.53
                                          --------  ------     -------    ------     ------      -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

NET INVESTMENT INCOME                        0.64     0.51        0.07      0.49       0.53        0.57
NET REALIZED AND UNREALIZED GAINS          (1.63)     0.12        0.04      0.15     (0.04)        0.48
(LOSSES)                                  --------  ------     -------    ------     ------      -------
TOTAL FROM INVESTMENT OPERATIONS           (0.99)     0.63        0.11      0.64       0.49        1.05
                                          --------  ------     -------    ------     ------      -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME       (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
DISTRIBUTIONS FROM NET REALIZED CAPITAL        --       --          --        --         --          --
GAINS                                     --------  ------     -------    ------     ------      -------
TOTAL DISTRIBUTIONS                        (0.66)   (0.07)      (0.46)    (0.39)     (0.66)      (0.85)
                                          --------  ------     -------    ------     ------      -------
NET ASSET VALUE, END OF PERIOD              $8.37   $10.02       $9.46     $9.81      $9.56       $9.73
                                          --------  ------     -------    ------     ------      -------
TOTAL RETURN                             (10.74)%    6.65%      1.10%+     6.95%      5.17%      11.66%
                                          --------  ------     -------    ------     ------      -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)    $317.1   $327.7      $253.8      $243       $186        $107
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.67%    0.76%     0.85%++     0.88%      0.86%     0.90%**
NET INVESTMENT INCOME                       6.77%    5.28%     4.56%++     5.13%      5.58%       6.19%
PORTFOLIO TURNOVER RATE                     45.4%    44.5%       6.4%+     33.0%      37.0%       56.0%
(1) RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND
BROKER REBATES:                             0.67%    0.76%     0.85%++     0.88%        N/A         N/A

--------------------------------------------------------------------------------

** The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to December 31. N/A Not applicable

                                             PIONEER STRATEGIC INCOME PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS E                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.51
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.43
NET REALIZED AND UNREALIZED LOSS                                       (1.60)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (1.17)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                       --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                        --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $8.34
                                                                   ----------
TOTAL RETURN                                                       (12.30)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $6.9
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.84%*
NET INVESTMENT INCOME                                                  6.97%*
PORTFOLIO TURNOVER RATE                                               45.4%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       0.84%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                     SSgA Growth and Income ETF Portfolio
              (formerly Cyclical Growth and Income ETF Portfolio)


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__


                                  MAY 1, 2009


Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                           PAGE

              INTRODUCTION                                  3
                 Understanding the Trust                    3
                 Understanding the Portfolio                3

              THE PORTFOLIO                                 7

                INVESTMENT SUMMARY                          7
                 SSgA Growth and Income ETF Portfolio       9

                PRIMARY RISKS OF THE UNDERLYING ETFS        15
                MANAGEMENT                                  18
                 The Manager                                18
                 The Adviser                                18
                 Distribution Plans                         20

              YOUR INVESTMENT                               20
                 Shareholder Information                    20
                 Dividends, Distributions and Taxes         22
                 Sales and Purchases of Shares              23

              FINANCIAL HIGHLIGHTS                          27

              FOR MORE INFORMATION                      Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST


Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.


  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO


The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or


--------

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolio is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.
   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The Portfolio is not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in it. The Portfolio is not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.




 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.



in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

The Portfolio has an allocation among various asset classes (including large-, mid and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the Portfolio's assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review the Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these percentages may not directly correspond to investment in the



   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large cap and mid cap equity securities), and the percentages are subject to review and modification by SSgA FM.



                                                     SSgA Growth
                                                    and Income ETF
                  Asset Class                         Portfolio
------------------------------------------------------------------
Equities                                                  60%
------------------------------------------------------------------
    U.S. Large Cap                                        30%
    U.S. Mid Cap                                          2%
    U.S. Small Cap                                        3%
    International Equity                                  13%
    International Small Cap                               2%
    Emerging Market Equity                                5%
    Real Estate Investment Trusts                         3%
    International Real Estate Investment Trusts           2%
------------------------------------------------------------------
Fixed Income                                              38%
------------------------------------------------------------------
    U.S. Fixed Income                                     23%
    High Yield                                            10%
    Treasury Inflation-Protected Securities               5%
------------------------------------------------------------------
Cash/Cash Equivalents                                     2%
------------------------------------------------------------------



The actual allocation percentages of the Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolio at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for the Portfolio. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

The Portfolio will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, the Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of the Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the Portfolio's assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

                                 THE PORTFOLIO



INVESTMENT SUMMARY


The Portfolio summary discusses the following :


    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio (or the Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. More detailed information regarding the various types of securities that the Portfolio (or the Underlying
ETF) may purchase as well as other securities and investment techniques and practices in which the Portfolio (or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolio or Underlying ETFs.


Following the Investment Summary is the section entitled "Primary Risks of the Underlying ETFs" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolio.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.


To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     SSGA GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Allocation group's moderate model portfolio. The Portfolio is managed for total return and invests a significant portion of its assets in Underlying ETFs that invest in U.S. equity and fixed income securities. This model may be appropriate for investors with an average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, the Portfolio's equity investments may be allocated across a range of asset classes which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to achieve current income through its investments in Underlying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.








 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  Foreign investment risk

  .  High yield debt security risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 19

..  For financial highlights see page 27




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                           06           07           08
                          ----         ----         ----
                         11.73%        5.40%       -25.06%

                High Quarter:   4th - 2006      +5.34%
                Low Quarter:    4th - 2008     -12.60%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth and Income ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth and Income ETF Benchmark is comprised of 30% S&P 500 Index, 2% S&P Mid Cap Index, 3% S&P 600 Index, 13% MSCI World ex. U.S. (net), 2% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 5% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 23% Barclays Capital U.S. Aggregate Bond Index, 10% Barclays Capital High Yield Very Liquid Index, 5% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth and Income ETF Benchmark became the Portfolio's secondary benchmark.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -24.87%   -5.96%    5/1/06
Class B                    -25.06%   -3.28%   10/3/05
Class E                    -25.01%   -6.14%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth and Income
 ETF Benchmark             -27.42%   -2.86%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                    Class A Class B Class E
---------------------------------------------------------------------------
Management Fee                                       0.33%   0.33%   0.33%
---------------------------------------------------------------------------
12b-1 Fees                                           None    0.25%   0.15%
---------------------------------------------------------------------------
Other Expenses                                       0.09%   0.08%   0.08%
---------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Indirect Expenses
 of Underlying ETFs and Other Investment
 Companies)*                                         0.20%   0.20%   0.20%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses Before
 Expense Waiver                                      0.62%   0.86%   0.76%
---------------------------------------------------------------------------
Contractual Expense Waiver**                         0.03%   0.03%   0.03%
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses and
 Acquired Fund Fees and Expenses After Expense
 Waiver                                              0.59%   0.83%   0.73%
---------------------------------------------------------------------------



         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A Class B Class E
---------------------------------
1 Year     $ 60   $   85   $ 75
---------------------------------
3 Years    $196   $  272   $241
---------------------------------
5 Years    $344   $  476   $421
---------------------------------
10 Years   $773   $1,061   $942
---------------------------------

PRIMARY RISKS OF THE UNDERLYING ETFS

One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying ETFs. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.


MARKET RISK. An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impacts its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.


INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK. High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield debt securities may be more susceptible to credit risk and market risk than an investment company that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an investment company may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an investment company (in which a Portfolio invests) invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.



MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and the Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.


THE MANAGER


MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.33% for the first $500 million of net assets plus 0.30% for net assets over $500 million. The Manager has agreed to contractually waive a portion of the management fee paid by the Portfolio through April 30, 2010. This waiver will reduce the management fee on the first $500 million of the Portfolio's average daily net assets from 0.33% to 0.30%.

The Manager has agreed to contractually waive a portion of the management fee paid by the Portfolio through April 30, 2010. This waiver will reduce the management fee on the first $500 million of the Portfolio's average daily net assets from 0.33% to 0.30%.


A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreements between the Manager and the Adviser is included in Portfolio's annual report.

THE ADVISER

Under the terms of the Advisory Agreement for the Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for the Portfolio based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.




SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the Portfolio. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The Portfolio is managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include ALISTAIR LOWE and DANIEL FARLEY, CFA.

  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.


EXPENSE LIMITATION AGREEMENT


In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including acquired fund fees and expenses and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.55%, 0.80% and 0.70% of daily net assets for Class A, Class B and Class E shares, respectively.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless; (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such expenses has been approved by the Trust's Board of Trustees.


The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying ETF's expenses. As a unitholder of an Underlying ETF, the Portfolio will have the same voting rights as other unitholders. The Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned.

The assets of the Portfolio will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolio. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and the Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolio, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Con-tract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that the Portfolio's cash flows may reflect a pattern of market timing or (ii) that the Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying ETFs that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying ETF that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Underlying ETF share prices that are based on closing prices of foreign securities established some time before the Underlying ETF calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B, and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.




                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.80    $11.13           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.30      0.32             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.15)      0.35             0.47
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.67             0.72
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.22)   (0.00)*           (0.15)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.46)   (0.00)*           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.49    $11.80           $11.13
                                                              --------  --------       ----------
TOTAL RETURN                                                  (24.87)%     5.76%           6.81%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.0      $1.6             $0.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.51%(b)  0.54%(b)       0.56%(b)++
NET INVESTMENT INCOME                                         2.97%(c)  2.67%(c)       3.42%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.56%(d)          0.66%++

--------------------------------------------------------------------------------

# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

  SSGA GROWTH AND INCOME ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)



                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 3, 2005
                                                          FOR THE YEARS ENDED       (COMMENCEMENT OF
                                                              DECEMBER 31,           OPERATIONS) TO
                                                       -------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)  2007(A)  2006(A)  --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.77   $11.13   $10.11          $10.00
                                                       -------- -------- --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27     0.20     0.17            0.09
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.14)     0.44     1.02            0.08
                                                       -------- -------- --------      ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.87)     0.64     1.19            0.17
                                                       -------- -------- --------      ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)  (0.00)*   (0.16)          (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)  (0.00)*   (0.01)              --
                                                       -------- -------- --------      ----------
TOTAL DISTRIBUTIONS                                      (0.43)  (0.00)*   (0.17)          (0.06)
                                                       -------- -------- --------      ----------
NET ASSET VALUE, END OF PERIOD                            $8.47   $11.77   $11.13          $10.11
                                                       -------- -------- --------      ----------
TOTAL RETURN                                           (25.06)%    5.40%   11.73%          1.65%+
                                                       -------- -------- --------      ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $172.3   $233.5   $203.6            $7.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b) 0.77%(b) 0.80%(b)      0.80%(b)++
NET INVESTMENT INCOME                                  2.64%(c) 1.73%(c) 1.65%(c)      3.31%(c)++
PORTFOLIO TURNOVER RATE                                  165.9%    37.3%    23.2%           3.5%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                               0.78%(d) 0.79%(d)    0.84%         3.73%++

--------------------------------------------------------------------------------

# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less than $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                          SSGA GROWTH AND INCOME ETF PORTFOLIO#
                            (FORMERLY CYCLICAL GROWTH AND INCOME ETF PORTFOLIO)



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.77    $11.12           $10.56
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.31      0.23             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (3.16)      0.42             0.52
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (2.85)      0.65             0.70
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.21)   (0.00)*           (0.14)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)   (0.00)*               --
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.45)   (0.00)*           (0.14)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $8.47    $11.77           $11.12
                                                              --------  --------       ----------
TOTAL RETURN                                                  (25.01)%     5.58%           6.65%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.5      $1.9             $1.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.67%(b)       0.70%(b)++
NET INVESTMENT INCOME                                         3.09%(c)  1.98%(c)       2.52%(c)++
PORTFOLIO TURNOVER RATE                                         165.9%     37.3%           23.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.68%(d)  0.69%(d)          0.79%++

--------------------------------------------------------------------------------

# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth and Income ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
*  Rounds to less then $0.005 per share
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                           SSgA Growth ETF Portfolio
                   (formerly Cyclical Growth ETF Portfolio)


                      Class A, Class B and Class E Shares

                                __PROSPECTUS__

                                  MAY 1, 2009

Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
      Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               7

                 INVESTMENT SUMMARY                        7
                  SSgA Growth ETF Portfolio                9

                 PRIMARY RISKS OF THE UNDERLYING ETFS      15
                 MANAGEMENT                                18
                  The Manager                              18
                  The Adviser                              19
                  Distribution Plans                       20

               YOUR INVESTMENT                             21
                  Shareholder Information                  21
                  Dividends, Distributions and Taxes       22
                  Sales and Purchases of Shares            23

               FINANCIAL HIGHLIGHTS                        27

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of which is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including, but not limited to, Standard and Poors Depository Receipts (SPDRs(R)) of the SPDR Trust, Series 1, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares(R) Trust, iShares(R), Inc., and Vanguard ETFs(TM) of the Vanguard(R) Index Funds/1/. Each Underlying ETF invests primarily in equity securities or

--------

1 iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Portfolio is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the iShares Trust or iShares, Inc. BGI has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

   SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the NYSE Euronext. The Portfolio is not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in it. The Portfolio is not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.



 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

 WHAT ARE ETFS? ETFS ARE PASSIVELY MANAGED INVESTMENT COMPANIES THAT HOLD A PORTFOLIO OF COMMON STOCKS, BONDS OR OTHER SECURITIES DESIGNED TO TRACK THE PERFORMANCE OF A CERTAIN MARKET INDEX OR MARKET SECTOR, SUCH AS THE S&P 500 INDEX. AN ETF IS A FUND THAT IS TRADED LIKE A STOCK ON A SECURITIES EXCHANGE AND MAY BE PURCHASED AND SOLD THROUGHOUT THE TRADING DAY BASED ON ITS MARKET PRICE. AN UNDERLYING ETF HOLDS THE SAME STOCKS OR BONDS AS THE INDEX IT TRACKS (OR A SAMPLING OF THE STOCKS OR BONDS THAT ARE REPRESENTED BY THAT INDEX IN A PROPORTION MEANT TO TRACK THE PERFORMANCE OF THE ENTIRE INDEX), SO ITS MARKET PRICE GENERALLY REFLECTS THE VALUE OF THE INDEX AT ANY GIVEN TIME. ETFS ARE REGISTERED INVESTMENT COMPANIES AND INCUR FEES AND EXPENSES SUCH AS OPERATING EXPENSES, LICENSING FEES, REGISTRATION FEES, TRUSTEES FEES AND MARKETING EXPENSES. THEREFORE, ETF SHAREHOLDERS PAY THEIR PROPORTIONATE SHARE OF THESE EXPENSES.

in fixed income securities, as applicable, typically in an effort to replicate the performance of a market index. Because the Portfolio invests in other investment companies rather than in individual securities, the Portfolio is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests.

The Portfolio has an allocation among various asset classes (including large-, mid and small-capitalization, domestic equity, foreign, fixed income, high yield, real estate investment trusts and cash/money market). In addition, SSgA Funds Management, Inc. ("SSgA FM") may also make allocations to investments in other asset classes. Such asset classes could include, but are not limited to, commodities (through investments such as exchange-traded notes), sectors, international bonds, and country/regional investment vehicles. SSgA FM establishes specific investment percentages for the asset classes and then selects the Underlying ETFs in which the Portfolio invests based on, among other things, the historical performance of each ETF and/or asset class, future risk/return expectations, and SSgA FM's outlook for the economy, interest rates and financial markets. These allocations reflect varying degrees of potential investment risk and reward. The allocation between equity and fixed income ETFs reflects greater or lesser emphasis on growth of capital and pursuing current income.

SSgA FM may choose to achieve a targeted allocation to cash by entering into repurchase agreements, directly purchasing money market instruments, or purchasing ETFs that invest in cash securities. SSgA FM may add new Underlying ETFs or replace existing Underlying ETFs at its discretion. SSgA FM intends to invest the Portfolio's assets primarily in Underlying ETFs, but is not limited to these types of investments and may invest in other types of securities, including repurchase agreements, exchange-traded notes and other open-end investment companies, including high yield bond funds and money market funds.

SSgA FM will regularly review the Portfolio's asset allocation among equities, fixed income, cash/cash equivalents and other asset classes, including the investment allocations within such asset classes and may make changes in the allocation as the market and economic outlook changes. Generally, it is anticipated that changes among the asset classes will be within a range of plus or minus 5 percentage points per quarter; however, SSgA FM may at times make larger allocation changes if it believes market conditions warrant a larger change.

Because the Portfolio invests in Underlying ETFs, you should look for information about these Underlying ETFs in the applicable Underlying ETF prospectuses.


The following chart describes the targeted strategic allocations, as of the date of this Prospectus, among the range of equities, fixed income and cash/money market securities for the Portfolio. You should note that these percentages may not directly correspond to investment in the



   Vanguard(R) and Vanguard ETFs(TM) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Portfolio is not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in the Portfolio or the Vanguard ETFs(TM). Vanguard has no obligation or liability in connection with the operation, marketing, or trading of the Portfolio.

Underlying ETFs since each Underlying ETF may contain various sub-sets of an asset class (E.G., large cap and mid cap equity securities), and the percentages are subject to review and modification by SSgA FM.


                                                     SSgA Growth
                  Asset Class                       ETF Portfolio
-----------------------------------------------------------------
Equities                                                 80%
-----------------------------------------------------------------
    U.S. Large Cap                                       35%
    U.S. Mid Cap                                         5%
    U.S. Small Cap                                       5%
    International Equity                                 20%
    International Small Cap                              3%
    Emerging Market Equity                               7%
    Real Estate Investment Trusts                        3%
    International Real Estate Investment Trusts          2%
-----------------------------------------------------------------
Fixed Income                                             18%
-----------------------------------------------------------------
    U.S. Fixed Income                                    10%
    High Yield                                           5%
    Treasury Inflation-Protected Securities              3%
-----------------------------------------------------------------
Cash/Cash Equivalents                                    2%
-----------------------------------------------------------------



The actual allocation percentages of the Portfolio's investments as of the end of the prior quarter in the Underlying ETFs are generally available for the Portfolio at the following website--www.metlifeinvestors.com. Upon accessing the website, click on "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "SSgA ETF Asset Allocation Portfolios" where you will find actual allocations for the Portfolio. This information is generally posted to the website on or about the first business day of the second month following the calendar quarter. The Trust may exclude any portion of this information from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.


The Portfolio will invest new assets and reinvest dividends based on the Portfolio's target allocations at such time. However, the Portfolio's allocations could change substantially over time as the Underlying ETFs' asset values change due to market movements and portfolio management decisions.

SSgA FM has broad discretion to allocate and reallocate the assets of the Portfolio among Underlying ETFs consistent with the Portfolio's investment objective and policies and target allocations. SSgA FM may allocate or reallocate a portion of the Portfolio's assets into an Underlying ETF for which SSgA FM serves as investment adviser or in the case of an Underlying ETF that is a unit investment trust for which State Street Bank and Trust Company ("SSB"), an affiliate of SSgA FM, serves as trustee (collectively, "Affiliated Underlying ETFs"). SSgA FM or SSB receives investment advisory fees or trustee fees from Affiliated Underlying ETFs, and therefore, on occasions where SSgA FM allocates Portfolio assets to an Affiliated Underlying ETF, in addition to the advisory fee charged to the Portfolio for asset allocation services, the Portfolio will also pay SSgA FM or SSB its proportionate share of the advisory fee or trustee fee charged to the Affiliated Underlying ETF. In this regard, SSgA FM has an incentive to select and invest the Portfolio's assets in Affiliated Underlying ETFs. Also, SSgA FM may believe that certain Affiliated Underlying ETFs could benefit from additional assets or could be harmed by redemptions. As a fiduciary, SSgA FM is obligated to disregard these considerations and has adopted policies and procedures reasonably designed to ensure that Underlying ETFs are selected based on the investment objective and strategies of the Portfolio and without consideration of any benefit to SSgA FM or SSB in connection with making such investments.

                                 THE PORTFOLIO



INVESTMENT SUMMARY


The Portfolio summary discusses the following :


    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and in the Underlying ETFs?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?


The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.


In addition to its principal investment strategy, the Portfolio (or the Underlying ETF) may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio or of the Underlying ETFs and therefore are not described in the Investment Summary section of the Prospectus. More detailed information regarding the various types of securities that the Portfolio (or the Underlying
ETF) may purchase as well as other securities and investment techniques and practices in which the Portfolio (or Underlying ETF) may engage, together with their risks, are discussed in the applicable SAI of the Portfolio or Underlying ETFs.

Following the Investment Summary is the section entitled "Primary Risks of the Underlying ETFs" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying ETFs. You can lose money by investing in the Portfolio.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and an Underlying ETF may purchase and certain investment techniques and practices of the Portfolio's Adviser.


To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be



 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.


The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                           SSGA GROWTH ETF PORTFOLIO

INVESTMENT OBJECTIVE:

Growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

To achieve this objective, the Portfolio invests at least 80% of its net assets in Underlying ETFs. The Portfolio is based on the asset allocation guidelines of the Adviser's Asset Alloca-tion group's growth model portfolio. The Portfolio invests a significant portion of its assets in Underlying ETFs that invest primarily in the U.S. and international equity markets with moderate allocations to Underlying ETFs that invest primarily in fixed income securities con-sidered to reduce portfolio volatility in difficult market environments. This model may be appropriate for investors with above-average risk tolerance.

In an effort to achieve its investment objective and reduce portfolio volatility over an intermediate-term cycle, equity investments are allocated across a range of asset classes, which can include, but are not limited to: large-, mid- and small-cap, real estate investment trust ("REIT"), and foreign developed and emerging market securities. Allocations to fixed income asset classes may include inflation protected government (both U.S. and foreign), investment-grade corporate and high-yield funds. The approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, is set forth above in "Understanding the ETF Portfolios."

The Portfolio currently seeks to achieve capital growth through its investments in Underlying ETFs that invest primarily in equity securities of large U.S. and foreign companies.

The Portfolio currently seeks to reduce portfolio volatility through its investments in Under-lying ETFs that invest primarily in domestic investment-grade fixed income securities.

Model allocations are reviewed by the Adviser's Asset Allocation group at least monthly and will be adjusted as the market and economic outlook changes. Generally, any changes among asset classes will be within a range of plus or minus 5 percentage points per asset class per quarter; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. The Adviser reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

Although the Portfolio currently invests primarily in Underlying ETFs, it may also invest in other types of securities, including open-end investment companies such as high yield bond funds and cash equivalents such as money market funds or repurchase agreements.

The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could invest its investments in a smaller number of companies than many other funds.

 ALLOCATIONS MAY PERIODICALLY CHANGE AND ACTUAL INVESTMENTS COULD CHANGE SUBSTANTIALLY AS THE UNDERLYING ETFS' NET ASSET VALUES CHANGE DUE TO MARKET MOVEMENTS AND PORTFOLIO MANAGEMENT DECISIONS.




PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Because the Portfolio invests primarily all of its assets in the shares of the Underlying ETFs, its investment performance is directly related to the performance of the Underlying ETFs held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying ETF will be achieved. Since the Portfolio invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

  . NON-DIVERSIFICATION RISK--Because the Portfolio may invest its assets in a small number of issuers, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying ETFs, which are described in detail starting on page 15, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

  .  Market risk

  .  Market capitalization risk

  .  Investment style risk

  .  Credit risk

  .  Interest rate risk

  .  High yield debt security risk

  .  Foreign investment risk

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

The returns from the types of securities in which an Underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

If an Underlying ETF's index concentrates in a particular industry, group of industries, or sector, that ETF may be adversely affected by the performance of those securities and subject to price volatility. In addition, an Underlying
ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

The Underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the Underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

Another area of risk involves the potential focus of an Underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an Underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Underlying ETF's share price may fluctuate more widely than the value of shares of an ETF that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolio may invest in more heavily will vary.

In addition to other risks, an Underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

The Underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the Underlying ETFs, imperfect correlation between an Underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an Underlying ETF's ability to achieve close correlation with its index. Certain securities comprising the indices tracked by the Underlying ETFs may, from time to time, temporarily be unavailable, which may further impede the Underlying ETFs' ability to track their applicable indices.

 PORTFOLIO MANAGEMENT:

..  SSgA Funds Management, Inc. see page 19

..  For financial highlights see page 27




PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective September 2, 2008, SSgA Funds Management, Inc. became the Portfolio's Adviser. Investment performance prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

                         06           07           08
                        ----         ----         ----
                       13.85%        5.88%       -32.97%

                High Quarter:   4th - 2006      +6.45%
                Low Quarter:    4th - 2008     -17.39%

The table below compares the Portfolio's Class A, Class B, and Class E shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the MSCI ACWI (All Country World Index) Index, the S&P 500 Index and the SSgA Growth ETF Benchmark. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The SSgA Growth ETF Benchmark is currently comprised of 35% S&P 500 Index, 5% S&P Mid Cap Index, 5% S&P 600 Index, 20% MSCI World ex. U.S. (net), 3% S&P/Citigroup World Ex. U.S. Range (less than)2 billion USD Index (Gross), 7% MSCI Emerging Markets Index (net), 3% MSCI U.S. REIT Index, 2% Dow Jones Wilshire Ex-U.S. Real Estate Securities Index, 10% Barclays Capital U.S. Aggregate Bond Index, 5% Barclays Capital High Yield Very Liquid Index, 3% Barclays Capital U.S. TIPS Index, and 2% Barclays Capital 1-3 Month U.S. Treasury Bill Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Effective September 2, 2008, the MSCI ACWI (All Country World Index) Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the SSgA Growth ETF Benchmark became the Portfolio's secondary benchmark.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                           1 Year  Inception   Date
-------------------------- ------  --------- ---------
Class A                    -32.84%   -9.64%    5/1/06
Class B                    -32.97%   -5.83%   10/3/05
Class E                    -32.91%   -9.77%    5/1/06
MSCI AC World Index (net)  -42.20%   -6.40%*
SSgA Growth ETF
 Benchmark                 -35.04%   -4.57%*
S&P 500 Index              -37.00%   -7.16%*
* Index performance is from 10/3/05.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the fiscal year ended December 31, 2008, as adjusted to assume that current contractual fees and expenses were in effect for all of 2008, and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect fees and expenses of the Underlying ETFs. See the Contract prospectus for a description of those fees, expenses and charges. If such expenses were reflected in the Example, the expense amounts indicated would be higher.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                                  Class A Class B Class E
-------------------------------------------------------------------------
Management Fee                                     0.33%   0.33%   0.33%
-------------------------------------------------------------------------
12b-1 Fees                                         None    0.25%   0.15%
-------------------------------------------------------------------------
Other Expenses                                     0.08%   0.08%   0.08%
-------------------------------------------------------------------------
Acquired Fund Fees and Expenses
 (Indirect Expenses of Underlying ETFs and Other
 Investment Companies)*                            0.21%   0.21%   0.21%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 Before Expense Waiver                             0.62%   0.87%   0.77%
-------------------------------------------------------------------------
Contractual Expense Waiver**                       0.03%   0.03%   0.03%
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund Fees and Expenses
 After Expense Waiver                              0.59%   0.84%   0.74%
-------------------------------------------------------------------------



         * As an investor in an ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The expenses of the Underlying ETFs and other investment companies are based upon the weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2008.

        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A, Class B and Class E shares of the Portfolio will not exceed 0.55%, 0.80% and 0.70%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager under the Expense Limitation Agreement may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
           The Manager also has agreed to contractually waive a portion of its management fee through April 30, 2010. Including the contractual fee waiver, the current management fee is 0.30%. See the section entitled "Management" for details regarding waivers.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of the Portfolio, however, the Underlying ETFs are not available as investment options under the Contracts and you would not have the potential to benefit from the allocation services of the Adviser.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying ETFs, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations and fee waivers remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B  Class E
------------------------------------
1 Year    $     60 $     86 $     76
------------------------------------
3 Years   $    196 $    276 $    244
------------------------------------
5 Years   $    344 $    481 $    426
------------------------------------
10 Years  $    773 $  1,073 $    954
------------------------------------

PRIMARY RISKS OF THE UNDERLYING ETFS

One or more of the following primary risks may apply to the Underlying ETFs. Please see the Investment Summary for the Portfolio to determine which risks apply to the Underlying ETFs. The greater the Portfolio's investment in a particular asset class, the greater the impact to the Portfolio of the risks related to the class. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying ETF from reaching its objective, which are not described here.

MARKET RISK

An Underlying ETF's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Underlying ETF's shares.

MARKET CAPITALIZATION RISK


Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying ETF that invests in these companies to increase in value more rapidly than an Underlying ETF that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.


In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying ETF may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying ETF may outperform or underperform other funds that employ a different investment style. An Underlying ETF may also employ a combination of styles that impacts its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying ETF invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying ETF may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying ETF. Such third party may be unwilling or unable to honor its financial obligations.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Underlying ETF's fixed income investments will affect the volatility of the Underlying ETF's share price.

During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying ETF may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an Underlying ETF to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying ETF's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield debt securities may be more susceptible to credit risk and market risk than an investment company that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an investment company may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an investment company (in which a Portfolio invests) invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

MANAGEMENT


The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and the Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.


THE MANAGER


MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of the Portfolio. The management fee for the Portfolio is 0.33% for the first $500 million of net assets plus 0.30% for net assets over $500 million. The Manager has agreed to contractually waive a portion of the management fee paid by the Portfolio through April 30, 2010. This waiver will reduce the management fee on the first $500 million of the Portfolio's average daily net assets from 0.33% to 0.30%.


The Manager has agreed to contractually waive a portion of the management fee paid by the Portfolio through April 30, 2010. This waiver will reduce the management fee on the first $500 million of the Portfolio's average daily net assets from 0.33% to 0.30%.


A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the Advisory Agreements between the Manager and the Adviser is included in Portfolio's annual report.

THE ADVISER

Under the terms of the Advisory Agreement for the Portfolio between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about the portfolio manager's compensation, other accounts managed and the portfolio manager's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing sub-adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee for the Portfolio based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


SSGA FUNDS MANAGEMENT, INC. ("SSgA FM"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is the Adviser to the Portfolio. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2008, SSgA FM had over $118.54 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The Portfolio is managed by the SSgA Asset Allocation Team. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include ALISTAIR LOWE and DANIEL FARLEY, CFA.


  . Mr. Lowe is an Executive Vice President of SSgA, a Principal of SSgA FM and the SSgA Global Asset Allocation and Currency Chief Investment Officer, responsible for the management and development of asset allocation and currency strategies for institutional clients worldwide. Previously, Mr. Lowe was head of the Investor Solutions Group at SSgA, which specializes in tax-efficient indexing and efficient implementation of active equity strategies. He is a member of SSgA's Executive Management Group. Mr. Lowe joined SSgA in 1996.

  . Mr. Farley is a Managing Director of SSgA, a Principal of SSgA FM and the Head of SSgA's US Asset Allocation Team. In this role, he is responsible for the firm's strategic/tactical asset allocation and exposure management clients in the U.S. He is also a senior portfolio manager, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm's Charitable Asset Management group. Mr. Farley joined SSgA in 1992.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including acquired fund fees and expenses and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to 0.55%, 0.80% and 0.70% of daily net assets for Class A, Class B and Class E shares, respectively.

The Portfolio may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless; (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such expenses has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLANS


The Portfolio has adopted for its Class B and Class E shares, as applicable, a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B shares and up to 0.25% for Class E shares of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION


The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.


However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

FUNDS OF FUNDS STRUCTURE

Each Underlying ETF will have other shareholders, each of whom will pay their proportionate share of the Underlying ETF's expenses. As a unitholder of an Underlying ETF, the Portfolio will have the same voting rights as other unitholders. The Portfolio has the right to decide to have the Manager manage its assets directly if the Trust's Board of Trustees decides it is in the best interest of the Portfolio to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS


Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains, so that the Portfolio will incur no federal income tax.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the

1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned.

The assets of the Portfolio will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolio. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and the Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h). Compliance with the tax requirements described above may result in a reduction in the return under the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what SSgA FM might otherwise believe to be desirable. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares and Class E shares of the Portfolio, only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio next determined after such orders are placed. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING


The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that the Portfolio's cash flows may reflect a pattern of market timing or (ii) that the Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.


Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolio and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.


Associated with an investment in an Underlying ETF that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying ETFs that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying ETF that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Underlying ETF calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Underlying ETF share prices that are based on closing prices of foreign securities established some time before the Underlying ETF calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.


VALUATION OF SHARES


The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.


Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.


The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of an Underlying ETF, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.


Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A, Class B, and Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.




  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS A                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.09    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.24      0.22             0.25
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.48             0.53
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.85)      0.70             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.19)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.43)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.81    $12.09           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.84)%     6.15%           7.20%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $1.0      $1.5             $0.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.50%(b)  0.53%(b)       0.57%(b)++
NET INVESTMENT INCOME                                         2.35%(c)  1.85%(c)       3.33%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.52%(d)  0.54%(d)          0.63%++

--------------------------------------------------------------------------------

# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

                                                     SSGA GROWTH ETF PORTFOLIO#
                                       (FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)



                                                                                        FOR THE PERIOD FROM
                                                                                          OCTOBER 1, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $12.06     $11.39     $10.14            $10.00
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.20       0.15       0.13              0.10
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.07)       0.52       1.28              0.10
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (3.87)       0.67       1.41              0.20
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)         --     (0.12)            (0.06)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.24)         --     (0.04)                --
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.40)         --     (0.16)            (0.06)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $7.79     $12.06     $11.39            $10.14
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (32.97)%      5.88%     13.85%            2.04%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $153.2     $253.7     $235.3             $11.6
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.75%(b)   0.77%(b)   0.80%(b)        0.80%(b)++
NET INVESTMENT INCOME                                  1.99%(c)   1.25%(c)   1.21%(c)        3.85%(c)++
PORTFOLIO TURNOVER RATE                                  140.3%      20.2%      27.7%             6.2%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT AND BY THE MANAGER AND
BROKER REBATES:                                        0.77%(d)   0.78%(d)      0.82%           2.59%++

--------------------------------------------------------------------------------

# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Funds Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of expense reimbursement.

  SSGA GROWTH ETF PORTFOLIO#
(FORMERLY CYCLICAL GROWTH ETF PORTFOLIO)



                                                                                  FOR THE PERIOD FROM
                                                                                      MAY 1, 2006
                                                              FOR THE YEARS ENDED   (COMMENCEMENT OF
                                                                DECEMBER 31,         OPERATIONS) TO
                                                              ------------------- DECEMBER 31, 2006(A)
CLASS E                                                       2008(A)   2007(A)   --------------------
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07    $11.39           $10.76
                                                              --------  --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                             0.23      0.21             0.18
NET REALIZED AND UNREALIZED GAINS (LOSSES)                      (4.09)      0.47             0.60
                                                              --------  --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                                (3.86)      0.68             0.78
                                                              --------  --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                            (0.18)        --           (0.12)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                   (0.24)        --           (0.03)
                                                              --------  --------       ----------
TOTAL DISTRIBUTIONS                                             (0.42)        --           (0.15)
                                                              --------  --------       ----------
NET ASSET VALUE, END OF PERIOD                                   $7.79    $12.07           $11.39
                                                              --------  --------       ----------
TOTAL RETURN                                                  (32.91)%     5.97%           7.15%+
                                                              --------  --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                           $2.7      $3.5             $1.2
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                      0.65%(b)  0.68%(b)       0.72%(b)++
NET INVESTMENT INCOME                                         2.28%(c)  1.70%(c)       2.38%(c)++
PORTFOLIO TURNOVER RATE                                         140.3%     20.2%           27.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:              0.67%(d)  0.69%(d)          0.77%++

--------------------------------------------------------------------------------

# Effective September 2, 2008, the Portfolio changed its name to SSgA Growth ETF Portfolio and SSgA Fund Management, Inc. became the Portfolio's Adviser.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(d) Excludes effect of deferred expense reimbursement.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                 800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com/MIST.

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):


[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).


[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.


[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    T. Rowe Price Mid Cap Growth Portfolio

                      Class A, Class B and Class E Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                T. Rowe Price Mid Cap Growth Portfolio       6

               MANAGEMENT                                    11
                The Manager                                  11
                The Adviser                                  11
                Distribution Plans                           12

             YOUR INVESTMENT                                 13
                Shareholder Information                      13
                Dividends, Distributions and Taxes           14
                Sales and Purchases of Shares                15

             FINANCIAL HIGHLIGHTS                            19

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A, Class B and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    T. ROWE PRICE MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio will invest, under normal market conditions, at least 80% of its net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. The Adviser defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company's market capitalization grows or falls outside this range.

In selecting investments, the Adviser generally favors companies that:

  .  have proven products or services;

  .  have a record of above-average earnings growth;

  .  have demonstrated potential to sustain earnings growth;

  .  operate in industries experiencing increasing demand; or

  .  have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objectives. Investments in futures and options, if any, are subject to additional volatility and potential losses. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective

January 1, 2003, T. Rowe Price Associates, Inc. became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.

               Year-by-Year Total Return as of 12/31 of Each Year

                                    [CHART]

  02       03      04      05      06      07      08
------   ------  ------  ------  ------  ------  ------
-44.04%  36.64%  17.82%  14.63%   6.16%  17.64% -39.75%

High Quarter:   2nd - 2003    +19.34%
Low Quarter:    2nd - 2002    -30.65%


The table below compares the Portfolio's Class A, Class B and Class E shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



          Average Annual Total Return as of 12/31/08
---------------------------------------------------------------
                                              Since   Inception
                             1 Year  5 Year Inception   Date
---------------------------- ------  ------ --------- ---------
Class A                      -39.62%  0.58%   -4.95%    5/1/01
Class B                      -39.75%  0.32%   -5.35%   2/12/01
Class E                      -39.60%  0.44%   -1.75%  10/31/01
Russell Midcap Growth Index  -44.32% -2.33%   -3.45%*
* Index performance is from 2/12/01.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.




 PORTFOLIO MANAGEMENT:

..  T. Rowe Price Associates, Inc. see page 12

..  For financial highlights see page 19

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B Class E
-------------------------------------------------------------------
Management Fee                               0.75%   0.75%   0.75%
-------------------------------------------------------------------
12b-1 Fees                                   None    0.25%   0.15%
-------------------------------------------------------------------
Other Expenses                               0.03%   0.03%   0.03%
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.78%   1.03%   0.93%
-------------------------------------------------------------------



        * The Manager has agreed to voluntarily waive a portion of its management fee. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.73%. See the section entitled "Management" for details regarding waivers.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A Class B Class E
---------------------------------
1 Year     $ 80   $  106  $   95
---------------------------------
3 Years    $250   $  329  $  298
---------------------------------
5 Years    $435   $  571  $  517
---------------------------------
10 Years   $969   $1,264  $1,147
---------------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.75% of the average daily net assets of the Portfolio.

Effective February 17, 2005, the Adviser has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by the Adviser for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) the Adviser advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Adviser for the Portfolio pursuant to this voluntary advisory fee waiver.

The waiver schedule for the period January 1 through December 31, 2008 was:



                  Percentage Fee Waiver    Combined Assets
                  --------------------- ----------------------
                          0.0%          First $750 million
                          5.0%          Next $750 million
                          7.5%          Next $1.5 billion
                          10.0%         Excess over $3 billion


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. T. Rowe Price was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed approximately $276.3 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

  . The investment management decisions for the Portfolio are made by an Investment Advisory Committee. BRIAN W. H. BERGHUIS acts as Chairman of the Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and his investment experience dates from 1984.

DISTRIBUTION PLANS

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A, Class B and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A, Class B and Class E shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.83  $8.76   $8.49    $7.55   $6.39
                                                       -------- ------  ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.01   0.02    0.03   (0.01)  (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.54)   1.50    0.53     1.13    1.19
                                                       -------- ------  ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.53)   1.52    0.56     1.12    1.16
                                                       -------- ------  ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.01) (0.02)      --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99) (0.43)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
TOTAL DISTRIBUTIONS                                      (1.00) (0.45)  (0.29)   (0.18)      --
                                                       -------- ------  ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.30  $9.83   $8.76    $8.49   $7.55
                                                       -------- ------  ------  ------- -------
TOTAL RETURN                                           (39.62)% 17.85%   6.56%   14.87%  18.15%
                                                       -------- ------  ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $347.4 $524.2  $386.8   $258.6  $145.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.76%  0.78%   0.81%    0.80%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.09%  0.16%   0.32%  (0.08)% (0.41)%
PORTFOLIO TURNOVER RATE                                   36.2%  35.5%   33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.78%  0.80%   0.81%    0.81%  0.83%*

--------------------------------------------------------------------------------

* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                         T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.66   $8.62  $8.38    $7.47   $6.34
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)  (0.01)   0.01   (0.03)  (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.47)    1.48   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.48)    1.47   0.53     1.09    1.13
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         -- (0.00)+     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.19   $9.66  $8.62    $8.38   $7.47
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.75)%  17.64%  6.16%   14.63%  17.82%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $314.0  $523.0 $453.6   $422.6  $345.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.01%   1.03%  1.05%    1.05%   1.16%
NET INVESTMENT INCOME (LOSS)                            (0.16)% (0.08)%  0.12%  (0.34)% (0.69)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.03%   1.05%  1.06%    1.06%  1.07%*

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  T. ROWE PRICE MID CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS E                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $9.72   $8.67  $8.42    $7.50   $6.36
                                                       -------- ------- ------  ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                             (0.01)   0.00+   0.02   (0.02)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (3.48)    1.49   0.52     1.12    1.18
                                                       -------- ------- ------  ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.49)    1.49   0.54     1.10    1.14
                                                       -------- ------- ------  ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                         --  (0.01)     --       --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.99)  (0.43) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
TOTAL DISTRIBUTIONS                                      (0.99)  (0.44) (0.29)   (0.18)      --
                                                       -------- ------- ------  ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.24   $9.72  $8.67    $8.42   $7.50
                                                       -------- ------- ------  ------- -------
TOTAL RETURN                                           (39.60)%  17.62%  6.38%   14.70%  17.92%
                                                       -------- ------- ------  ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $17.3   $37.3  $25.0    $25.4   $21.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.91%   0.93%  0.95%    0.95%   1.05%
NET INVESTMENT INCOME (LOSS)                            (0.07)% 0.00%++  0.22%  (0.24)% (0.57)%
PORTFOLIO TURNOVER RATE                                   36.2%   35.5%  33.7%    23.0%   51.7%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.93%   0.95%  0.96%    0.96%  0.97%*

--------------------------------------------------------------------------------

+  Rounds to less than $0.005 per share.
++ Rounds to less than 0.005%.
* Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.
(a) Net investment income (loss) per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                    Third Avenue Small Cap Value Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                            PAGE

             INTRODUCTION                                    3
                Understanding the Trust                      3
                Understanding the Portfolio                  3

             THE PORTFOLIO                                   4

               INVESTMENT SUMMARY                            4
                Third Avenue Small Cap Value Portfolio       6

               MANAGEMENT                                    11
                The Manager                                  11
                The Adviser                                  11
                Distribution Plan                            12

             YOUR INVESTMENT                                 12
                Shareholder Information                      12
                Dividends, Distributions and Taxes           13
                Sales and Purchases of Shares                15

             FINANCIAL HIGHLIGHTS                            19

             FOR MORE INFORMATION                        Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                    THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

PRIMARY RISKS:


The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

             03      04      05      06      07      08
           ------  ------  ------  ------  ------  ------
           41.41%  26.50%  15.48%  13.13%  -3.02%  -29.82%

          High Quarter:   2nd - 2003      +18.25%
          Low Quarter     4th - 2008      -26.73%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell 2000 Value Index, an unmanaged index that measures the stock performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, and the Dow Jones Wilshire U.S. Small-Cap Index, a subset of the Dow Jones Wilshire 5000. The Dow Jones Wilshire U.S. Small-Cap Index represents a float adjusted, market capitalization-weighted portfolio of the next 1,750 largest stocks--from 751 to 2,500 by market capitalization in the Dow Jones Wilshire 5000 at March 31 and September 30 of each year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



     Average Annual Total Return as of 12/31/08
------------------------------------------------------
                                     Since   Inception
                    1 Year  5 Year Inception   Date
------------------- ------  ------ --------- ---------
Class A             -29.69%  2.62%   4.49%    5/1/02
Class B             -29.82%  2.38%   4.27%    5/1/02
Russell 2000 Value
 Index              -28.92%  0.27%   2.19%
Dow Jones Wilshire
 Small-Cap Index    -37.76% -0.99%   1.73%




 PORTFOLIO MANAGEMENT:


..  Third Avenue Management LLC see page 12

..  For financial highlights see page 19

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.73%   0.73%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.04%   0.04%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.77%   1.02%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     79 $    105
---------------------------
3 Years   $    247 $    326
---------------------------
5 Years   $    429 $    566
---------------------------
10 Years  $    957 $  1,253
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.75% of first $1 billion of such assets plus 0.70% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


THIRD AVENUE MANAGEMENT LLC ("Third Avenue"), 622 Third Avenue, New York, New York 10017, is the Adviser for the Portfolio. Third Avenue is an indirect, majority owned subsidiary of Affiliated Managers Group, Inc. Third Avenue or its predecessor entity has been an investment adviser for mutual funds since its organization in 1986 and as of December 31, 2008 had over $12.5 billion in assets under management.

  . CURTIS JENSEN, Co-Portfolio Manager and Co-Chief Investment Officer of Third Avenue. Mr. Jensen has been employed by Third Avenue and its predecessor since 1995 as a portfolio manager and senior research analyst. He has been co-manager of the Third Avenue Small-Cap Value Fund since its inception and became sole manager of that Fund in May 2001.

  . IAN LAPEY, Co-Portfolio Manager. Mr. Lapey has been employed by Third Avenue and its predecessor since 2001 as a portfolio manager and senior research analyst.

  . KATHLEEN CRAWFORD, Assistant Portfolio Manager, has been employed by Third Avenue since 2003 as a research analyst.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accom-modate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                         THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------
CLASS A                                                2008(A)  2007(A)  2006(A) 2005(A) 2004(A)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75   $17.48 $16.61  $14.38  $11.62
                                                       -------- -------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.16     0.17   0.27    0.14    0.16
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.46)   (0.54)   1.89    2.13    2.96
                                                       -------- -------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.30)   (0.37)   2.16    2.27    3.12
                                                       -------- -------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)   (0.21) (0.11)      --  (0.08)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)   (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- -------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.16)   (1.36) (1.29)  (0.04)  (0.36)
                                                       -------- -------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.29   $15.75 $17.48  $16.61  $14.38
                                                       -------- -------- ------  ------  ------
TOTAL RETURN                                           (29.69)%  (2.79)% 13.38%  15.82%  26.81%
                                                       -------- -------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $747.1 $1,171.6 $883.6  $476.8  $206.3
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.77%    0.76%  0.80%   0.81%   0.87%
NET INVESTMENT INCOME                                     1.18%    0.99%  1.64%   0.94%   1.12%
PORTFOLIO TURNOVER RATE                                   39.8%    36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.77%    0.76%  0.80%   0.81%     N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

  THIRD AVENUE SMALL CAP VALUE PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $15.68  $17.41 $16.55  $14.37  $11.61
                                                       -------- ------- ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.13    0.13   0.21    0.10    0.06
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.44)  (0.54)   1.91    2.12    3.02
                                                       -------- ------- ------  ------  ------
TOTAL FROM INVESTMENT OPERATIONS                         (4.31)  (0.41)   2.12    2.22    3.08
                                                       -------- ------- ------  ------  ------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.11)  (0.17) (0.08)      --  (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (1.01)  (1.15) (1.18)  (0.04)  (0.28)
                                                       -------- ------- ------  ------  ------
TOTAL DISTRIBUTIONS                                      (1.12)  (1.32) (1.26)  (0.04)  (0.32)
                                                       -------- ------- ------  ------  ------
NET ASSET VALUE, END OF PERIOD                           $10.25  $15.68 $17.41  $16.55  $14.37
                                                       -------- ------- ------  ------  ------
TOTAL RETURN                                           (29.82)% (3.02)% 13.13%  15.48%  26.50%
                                                       -------- ------- ------  ------  ------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $444.0  $741.5 $573.8  $442.4  $435.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.02%   1.01%  1.05%   1.05%   1.07%
NET INVESTMENT INCOME                                     0.92%   0.76%  1.28%   0.64%   0.46%
PORTFOLIO TURNOVER RATE                                   39.8%   36.0%  12.1%   19.6%   11.3%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.02%   1.01%  1.05%   1.05%     N/A

--------------------------------------------------------------------------------

N/A Not applicable
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                        Turner Mid Cap Growth Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Turner Mid Cap Growth Portfolio          6

                 MANAGEMENT                                10
                  The Manager                              10
                  The Adviser                              10
                  Distribution Plan                        11

               YOUR INVESTMENT                             11
                  Shareholder Information                  11
                  Dividends, Distributions and Taxes       12
                  Sales and Purchases of Shares            13

               FINANCIAL HIGHLIGHTS                        18

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        TURNER MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that the Portfolio's Adviser believes have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

The Adviser pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

 PORTFOLIO MANAGEMENT:

..  Turner Investment Partners, Inc. see page 11

..  For financial highlights see page 18




The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                     [CHART]

        Year-by-Year Total Return as of 12/31 of Each Year

                   05        06       07       08
                 ------    ------   ------   ------
                 11.36%     6.07%   24.15%  -48.30%

          High Quarter:   1st - 2006      +11.75%
          Low Quarter:    4th - 2008      -28.63%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell Midcap Growth Index, an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



      Average Annual Total Return as of 12/31/08
-------------------------------------------------------
                                      Since   Inception
                            1 Year  Inception   Date
--------------------------- ------  --------- ---------
Class A                     -48.14%   -3.17%   5/1/04
Class B                     -48.30%   -3.40%   5/1/04
RussellMidcap Growth Index  -44.32%   -2.89%*
* Index performance is from 5/1/04.



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.77%   0.77%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.05%   0.05%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.82%   1.07%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     84 $    110
---------------------------
3 Years   $    263 $    342
---------------------------
5 Years   $    457 $    593
---------------------------
10 Years  $  1,017 $  1,311
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $300 million of such assets plus 0.70% of such assets over $300 million.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


TURNER INVESTMENT PARTNERS, INC. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is the Adviser to the Portfolio. Turner has been an investment manager since 1990 and as of December 31, 2008 managed approximately $15.4 billion in a family of mutual funds and other advisory accounts.

  . The Portfolio is managed by a team composed of CHRISTOPHER K. MCHUGH, lead portfolio manager, TARA R. HEDLUND, CFA, CPA and JASON D. SCHROTBERGER, CFA, each a co-manager and a principal of Turner. Mr. McHugh has managed the Portfolio since inception. Ms. Hedlund and Mr. Schrotberger joined the Portfolio in 2006.

  . Mr. McHugh began his investment career in 1986 and joined Turner when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund began her investment career in 1995 and joined Turner in 2000. Mr. Schrotberger started his investment career in 1994 and joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



                                                TURNER MID CAP GROWTH PORTFOLIO



                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS A                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $15.33  $12.75 $12.13   $11.23         $10.00
                                            -------- ------- ------  -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                    0.01  (0.03)  0.00*   (0.04)         (0.03)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (6.88)    3.08   0.77     1.35           1.26
                                            -------- ------- ------  -------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (6.87)    3.05   0.77     1.31           1.23
                                            -------- ------- ------  -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME         (0.00)*      --     --       --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.14)  (0.47) (0.15)   (0.41)             --
GAINS                                       -------- ------- ------  -------      ---------
TOTAL DISTRIBUTIONS                           (1.14)  (0.47) (0.15)   (0.41)             --
                                            -------- ------- ------  -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.32  $15.33 $12.75   $12.13         $11.23
                                            -------- ------- ------  -------      ---------
TOTAL RETURN                                (48.14)%  24.49%  6.30%   11.61%        12.30%+
                                            -------- ------- ------  -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)       $246.8  $381.8 $274.8   $168.7          $76.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       0.77%   0.80%  0.87%    0.85%        0.91%++
NET INVESTMENT INCOME (LOSS)                   0.06% (0.19)%  0.03%  (0.30)%      (0.42)%++
PORTFOLIO TURNOVER RATE                       158.0%  139.8% 153.0%   156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.82%   0.83%  0.92%    0.85%        0.91%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income (loss) per share was calculated using average shares outstanding.

  TURNER MID CAP GROWTH PORTFOLIO



                                                                             FOR THE PERIOD FROM
                                                                                 MAY 1, 2004
                                                                               (COMMENCEMENT OF
                                            FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                            -------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A) 2006(A) 2005(A) --------------------
-----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $15.20  $12.68  $12.09  $11.22         $10.00
                                            -------- ------- ------- -------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT LOSS                           (0.02)  (0.06)  (0.03)  (0.07)         (0.05)
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (6.81)    3.05    0.77    1.35           1.27
                                            -------- ------- ------- -------      ---------
TOTAL FROM INVESTMENT OPERATIONS              (6.83)    2.99    0.74    1.28           1.22
                                            -------- ------- ------- -------      ---------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME              --      --      --      --             --
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (1.14)  (0.47)  (0.15)  (0.41)             --
GAINS                                       -------- ------- ------- -------      ---------
TOTAL DISTRIBUTIONS                           (1.14)  (0.47)  (0.15)  (0.41)             --
                                            -------- ------- ------- -------      ---------
NET ASSET VALUE, END OF PERIOD                 $7.23  $15.20  $12.68  $12.09         $11.22
                                            -------- ------- ------- -------      ---------
TOTAL RETURN                                (48.30)%  24.15%   6.07%  11.36%        12.20%+
                                            -------- ------- ------- -------      ---------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)        $50.5   $94.0   $69.0   $56.9          $79.7
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                       1.02%   1.05%   1.12%   1.10%        1.10%++
NET INVESTMENT LOSS                          (0.20)% (0.44)% (0.22)% (0.58)%      (0.72)%++
PORTFOLIO TURNOVER RATE                       158.0%  139.8%  153.0%  156.4%        101.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    1.07%   1.08%   1.17%   1.10%        1.10%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                         Van Kampen Comstock Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Van Kampen Comstock Portfolio            6

                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              11
                  Distribution Plan                        12

               YOUR INVESTMENT                             13
                  Shareholder Information                  13
                  Dividends, Distributions and Taxes       13
                  Sales and Purchases of Shares            15

               FINANCIAL HIGHLIGHTS                        19

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                         VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT OBJECTIVE:

Capital growth and income.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks at the time of investment. The Portfolio may also invest in preferred stocks, indexed securities and securities convertible into common and preferred stocks.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies that are believed by the Adviser to possess the potential for capital growth and income. The Portfolio's Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Portfolio may invest in issuers of any size, although the Adviser focuses on companies with a market capitalization in excess of $2 billion.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers (including issuers in emerging market countries). In addition, the Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                                        [CHART]

                      Year-by-Year Total Return as of 12/31 of Each Year

                                06        07        08
                              ------    ------    ------
                              16.05%    -2.49%   -35.91%

                         High Quarter:       4th - 2006           +6.05%
                         Low Quarter:        4th - 2008          -22.91%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.







 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management, Inc. d/b/a Van Kampen see page 12

..  For financial highlights see page 19

Effective February 11, 2009, the Russell 1000 Value Index replaced the S&P 500 Index as the primary benchmark of the Portfolio.



     Average Annual Total Return as of 12/31/08
-----------------------------------------------------
                                    Since   Inception
                          1 Year  Inception   Date
------------------------- ------  --------- ---------
Class A                   -35.79%   -6.78%   5/2/05
Class B                   -35.91%   -6.98%   5/2/05
Russell 1000 Value Index  -36.85%   -4.66%
S&P 500 Index             -37.00%   -4.61%



FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).



                                           Class A Class B
----------------------------------------------------------
Management Fee                              0.58%   0.58%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.03%   0.03%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------



EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     63 $     88
---------------------------
3 Years   $    196 $    275
---------------------------
5 Years   $    341 $    479
---------------------------
10 Years  $    764 $  1,064
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.65% of first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.



THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Portfolio. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by Van Kampen's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. ROBERT BAKER, JR., JASON S. LEDER, KEVIN C. HOLT, DEVIN E. ARMSTRONG and JAMES N. WARWICK. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991. Mr. Leder and Mr. Holt are Managing Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively. Mr. Warwick is an Executive Director with Van Kampen and has been employed by Van Kampen since 2002. Mr. Armstrong is an Executive Director of Van Kampen, and has been employed by Van Kampen since 2004. Prior to 2004, Mr. Armstrong was attending Columbia Business School. Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.

  . Effective July 1, 2009, B. Robert Baker, Jr. will no longer be responsible for managing the Portfolio. At that time, Messrs. Holt and Leder will become co-lead managers of the Portfolio and will be responsible for the execution of the overall strategy of the Portfolio. Messrs. Warwick and Armstrong will continue in their roles as co-portfolio managers.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.26     $11.95     $10.40          $10.00
                                                        --------   --------   --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.21       0.25       0.23            0.14
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.06)     (0.49)       1.45            0.45
                                                        --------   --------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.24)       1.68            0.59
                                                        --------   --------   --------        -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.19)     (0.19)    (0.00)*          (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)     (0.13)          (0.08)
                                                        --------   --------   --------        -------
TOTAL DISTRIBUTIONS                                      (0.56)     (0.45)     (0.13)          (0.19)
                                                        --------   --------   --------        -------
NET ASSET VALUE, END OF PERIOD                            $6.85     $11.26     $11.95          $10.40
                                                        --------   --------   --------        -------
TOTAL RETURN                                           (35.79)%    (2.31)%     16.34%          5.93%+
                                                        --------   --------   --------        -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                $1,257.6   $1,839.2   $1,210.1          $880.4
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.61%      0.61%      0.67%         0.68%++
NET INVESTMENT INCOME                                     2.35%      2.04%      2.11%         2.02%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%      32.7%          75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.61%      0.61%      0.67%         0.68%++

--------------------------------------------------------------------------------

*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                  VAN KAMPEN COMSTOCK PORTFOLIO



                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS B                                                2008(A)     2007(A)    2006(A)   --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.22     $11.91    $10.39           $10.00
                                                        --------    -------   ------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.19       0.22      0.20             0.12
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.04)     (0.48)      1.45             0.46
                                                        --------    -------   ------          -------
TOTAL FROM INVESTMENT OPERATIONS                         (3.85)     (0.26)      1.65             0.58
                                                        --------    -------   ------          -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.17)     (0.17)        --           (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.37)     (0.26)    (0.13)           (0.08)
                                                        --------    -------   ------          -------
TOTAL DISTRIBUTIONS                                      (0.54)     (0.43)    (0.13)           (0.19)
                                                        --------    -------   ------          -------
NET ASSET VALUE, END OF PERIOD                            $6.83     $11.22    $11.91           $10.39
                                                        --------    -------   ------          -------
TOTAL RETURN                                           (35.91)%    (2.49)%    16.05%           5.75%+
                                                        --------    -------   ------          -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                  $107.7     $162.0    $145.3            $58.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.86%      0.85%     0.92%          0.93%++
NET INVESTMENT INCOME                                     2.10%      1.80%     1.85%          1.71%++
PORTFOLIO TURNOVER RATE                                   40.2%      22.2%     32.7%           75.7%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.86%      0.86%     0.92%          0.93%++

--------------------------------------------------------------------------------

+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                      Van Kampen Mid Cap Growth Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

              INTRODUCTION                                 3
                 Understanding the Trust                   3
                 Understanding the Portfolio               3

              THE PORTFOLIO                                4

                INVESTMENT SUMMARY                         4
                 Van Kampen Mid Cap Growth Portfolio       6

                MANAGEMENT                                 12
                 The Manager                               12
                 The Adviser                               13
                 Distribution Plan                         15

              YOUR INVESTMENT                              15
                 Shareholder Information                   15
                 Dividends, Distributions and Taxes        16
                 Sales and Purchases of Shares             17

              FINANCIAL HIGHLIGHTS                         21

              FOR MORE INFORMATION                     Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                      VAN KAMPEN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, the Adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Growth Index (which consists of companies in the capitalization range of approximately $305 million to $49.6 billion as of February 29, 2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities and rights or warrants to purchase securities.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries, primarily through ownership of depositary receipts. The Portfolio may also purchase and sell certain derivative instruments, such as options, futures, contracts and options on future contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

DERIVATIVES RISK.   The Portfolio's investments in derivatives can
significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Effective October 1, 2006, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen became the Portfolio's Adviser. Investment performance information prior to that date is attributable to the Portfolio's former investment adviser.


                                    [CHART]

Year-by-Year Total Return as of 12/31 of Each Year

  02       03       04       05      06     07      08
------   ------   ------   ------  ------ ------  ------
-24.41%  35.70%   12.45%    4.58%  8.37%  23.48% -46.75%

High Quarter: 2nd - 2003  +17.43%
Low Quarter:  4th - 2008  -26.03%


The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and since inception through 12/31/08 with the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with







 PORTFOLIO MANAGEMENT:

..  Morgan Stanley Investment Management Inc. d/b/a Van Kampen, see page 13

.. For financial highlights see page 21 higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The median market capitalization of the Russell Midcap Index was approximately $1.97 billion as of February 28, 2009. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                       Average Annual Total Return as of
                                   12/31/08
       ----------------------------------------------------------------
                                                       Since   Inception
                                      1 Year  5 Year Inception   Date
       -----------------------------  ------  ------ --------- ---------
       Class A                        -46.67% -3.26%   -2.59%    5/1/01
       Class B                        -46.75% -3.47%   -3.30%   2/12/01
       Russell Midcap Growth Index    -44.32% -2.33%   -3.45%*
       * Index performance is from 2/12/01.



For information on Van Kampen's prior performance with comparable funds, see page 14.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                            Class A Class B
-----------------------------------------------------------
Management Fee                               0.70%   0.70%
-----------------------------------------------------------
12b-1 Fees                                   None    0.25%
-----------------------------------------------------------
Other Expenses                               0.19%   0.19%
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses*   0.89%   1.14%
-----------------------------------------------------------



        * The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.90% and 1.15%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The

Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended
April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A  Class B
---------------------------
1 Year    $     91 $    117
---------------------------
3 Years   $    285 $    364
---------------------------
5 Years   $    495 $    631
---------------------------
10 Years  $  1,100 $  1,392
---------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation
Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.90% and 1.15% of daily net assets for Class A and Class B shares, respectively, of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC., doing business in certain instances (including in its role as Adviser to the Portfolio) under the name Van Kampen ("Van Kampen"), 522 Fifth Avenue, New York, New York 10036, is the Adviser to the Portfolio. Van Kampen is a direct wholly-owned subsidiary of Morgan Stanley. As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed approximately $404.2 billion in assets.

  . The Portfolio is managed by the Van Kampen U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are DENNIS LYNCH, DAVID COHEN and SAM CHAINANI each a Managing Director of Van Kampen, and ALEXANDER NORTON, JASON YEUNG and ARMISTEAD NASH, each an Executive Director of Van Kampen.

  . Mr. Lynch has worked in an investment management capacity for Van Kampen since 1998. Mr. Cohen has worked in an investment management capacity for Van Kampen since 1993. Mr. Chainani has worked in an investment management capacity for Van Kampen since 1996. Mr. Norton has worked in an investment management capacity for Van Kampen since 2000. Mr. Yeung has worked in an investment management capacity for Van Kampen since 2002. Mr. Nash has worked in an investment management capacity for Van Kampen since 2002. Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS

Van Kampen began managing the Portfolio in October, 2006. In order to provide you with information regarding the investment capabilities of Van Kampen, composite performance information regarding the Van Kampen Mid Cap Growth strategy is presented. The accounts in the Van Kampen Mid Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the Portfolio. The table below does not show you the performance of the Portfolio--it shows the performance of similar accounts managed by Van Kampen. As of December 31, 2008, the Van Kampen Mid Cap Growth Composite consisted of 24 accounts.

The table below compares the historical performance of the Van Kampen Mid Cap Growth Composite with the Russell Mid Cap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Annual Total Returns
-------------------------------------------
                Van Kampen       Russell
              Mid Cap Growth  Mid Cap Growth
Year/Period  Composite (%)(1)  Index (%)(2)
-----------  ---------------- --------------
 2008             -47.67          -44.32
 2007              22.60           11.43
 2006               9.64           10.66
 2005              17.86           12.10
 2004              21.41           15.48
 2003              41.97           42.71
 2002(3)          -27.54          -24.97



       (1) This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by such accounts. The Portfolio's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annual returns would have been lower.
       (2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Results include reinvested dividends.
       (3) The inception date of the composite was 1/31/02. Total returns and expenses are not annualized for the first year of operations.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio; (ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS A                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82 $10.44   $10.19  $10.43   $9.24
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                               0.02   0.05   (0.01)  (0.04)  (0.04)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (5.10)   2.29     0.90    0.54    1.23
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (5.08)   2.34     0.89    0.50    1.19
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.15)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.03) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.71 $11.82   $10.44  $10.19  $10.43
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.67)% 23.84%    8.65%   4.71%  12.76%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $16.3  $29.6    $24.0   $21.5   $26.5
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  0.89%  0.88%    0.90%   0.90%   0.90%
NET INVESTMENT INCOME (LOSS)                              0.25%  0.46%  (0.08)% (0.35)% (0.43)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.89%  0.88%    1.08%   0.99%   0.95%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.

                                            VAN KAMPEN MID CAP GROWTH PORTFOLIO



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                       ----------------------------------------
CLASS B                                                2008(A)  2007(A) 2006(A) 2005(A) 2004(A)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.55 $10.25   $10.04  $10.30   $9.16
                                                       -------- ------  ------- ------- -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)                            (0.00)+   0.02   (0.03)  (0.06)  (0.06)
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (4.97)   2.24     0.88    0.54    1.20
                                                       -------- ------  ------- ------- -------
TOTAL FROM INVESTMENT OPERATIONS                         (4.97)   2.26     0.85    0.48    1.14
                                                       -------- ------  ------- ------- -------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.13)     --       --      --      --
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.88) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
TOTAL DISTRIBUTIONS                                      (1.01) (0.96)   (0.64)  (0.74)      --
                                                       -------- ------  ------- ------- -------
NET ASSET VALUE, END OF PERIOD                            $5.57 $11.55   $10.25  $10.04  $10.30
                                                       -------- ------  ------- ------- -------
TOTAL RETURN                                           (46.75)% 23.48%    8.37%   4.58%  12.45%
                                                       -------- ------  ------- ------- -------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                   $58.0  $81.5    $54.8   $40.9   $36.0
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                  1.14%  1.13%    1.15%   1.15%   1.15%
NET INVESTMENT INCOME (LOSS)                            (0.03)%  0.19%  (0.30)% (0.58)% (0.66)%
PORTFOLIO TURNOVER RATE                                   38.1%  62.0%   226.6%  103.9%   99.5%
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  1.14%  1.14%    1.34%   1.24%   1.20%

--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was calculated using average shares outstanding.
+  Rounds to less than $0.005 per share.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                 MET INVESTORS
                            S E R I E S   T R U S T


                        Met/Templeton Growth Portfolio

                          Class A and Class B Shares


                                __PROSPECTUS__

                                  MAY 1, 2009

 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


                                                          PAGE

               INTRODUCTION                                3
                  Understanding the Trust                  3
                  Understanding the Portfolio              3

               THE PORTFOLIO                               4

                 INVESTMENT SUMMARY                        4
                  Met/Templeton Growth Portfolio           6

                 MANAGEMENT                                11
                  The Manager                              11
                  The Adviser                              12
                  Distribution Plan                        14

               YOUR INVESTMENT                             14
                  Shareholder Information                  14
                  Dividends, Distributions and Taxes       15
                  Sales and Purchases of Shares            16

               FINANCIAL HIGHLIGHTS                        21

               FOR MORE INFORMATION                    Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT


  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.


  The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

UNDERSTANDING THE PORTFOLIO

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

 THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                        MET/TEMPLETON GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:

Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY:

Under normal market conditions, the Portfolio invests primarily in the equity securities of companies with various market capitalizations located anywhere in the world, including emerging markets. Up to 100% of the Portfolio's assets may be invested in foreign countries including, without limit, in emerging markets. However, the Portfolio, under current market conditions, does not intend to invest more than 50% of its assets in emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. The Portfolio also invests in depositary receipts.

In addition to the Portfolio's main investments, depending upon current market conditions, the Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, notes and debentures are examples of debt securities.

The Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. When choosing equity investments for the Portfolio, the Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRIMARY RISKS:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

MARKET RISK. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MARKET CAPITALIZATION RISK. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

CREDIT RISK. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

INTEREST RATE RISK. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

PAST PERFORMANCE:

The Portfolio commenced operations on April 28, 2008. As a result, it does not have a significant operating history. For information on Templeton Global Advisors Limited's prior performance with a comparable fund, see page 13.

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)



                                           Class A Class B
----------------------------------------------------------
Management Fee*                             0.70%   0.70%
----------------------------------------------------------
12b-1 Fees                                  None    0.25%
----------------------------------------------------------
Other Expenses                              0.57%   0.59%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 Before Expense Waiver                      1.27%   1.54%
----------------------------------------------------------
Contractual Expense Waiver**                0.45%   0.47%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses
 After Expense Waiver***                    0.82%   1.07%
----------------------------------------------------------



         * In addition to capping the Portfolio's expenses, the Manager has agreed to voluntarily waive a portion of its management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio. See the section entitled "Management" for details regarding waivers.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.80% and 1.05%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.
       *** The expense information for the Portfolio does not reflect the voluntary management fee waiver discussed above. In 2008, that waiver brought the Portfolio's total Annual Portfolio Operating Expenses down to the expense caps. If the effect of the voluntary management fee waiver were reflected in the expense information, the Portfolio's total Annual Portfolio Operating Expenses would have been 0.80% for Class A shares and 1.05% for Class B shares.




 PORTFOLIO MANAGEMENT:

..  Templeton Global Advisors Limited see page 13

..  For performance information for the period ended December 31, 2008, see
   "Financial Highlights" on page 21

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES



          Class A Class B
-------------------------
1 Year    $   84  $  110
-------------------------
3 Years   $  360  $  443
-------------------------
5 Years   $  657  $  800
-------------------------
10 Years  $1,501  $1,805
-------------------------

MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.


As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.70% of first $100 million of such assets plus 0.68% of such assets over $100 million up to $250 million plus 0.67% of such assets over $250 million up to $500 million plus 0.66% of such assets over $500 million up to $750 million plus 0.65% of such assets over $750 million.

The advisory fee the Manager pays to the Adviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Adviser and/or its affiliates.

The Manager has agreed to voluntarily waive a portion of its management fee reflecting the difference between the actual contractual management fee of the Portfolio, which is calculated based on the average daily net assets of the Portfolio, and the management fee for the Portfolio if the level of aggregated average daily net assets used for calculating the advisory fee were also applied for purposes of calculating the management fee. During the period ended December 31, 2008, the Manager voluntarily waived 0.02% in management fees otherwise chargeable to the Portfolio.


A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.


In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.80% and 1.05% of daily net assets for Class A and Class B shares, respectively of the Portfolio.


The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISER

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

TEMPLETON GLOBAL ADVISORS LIMITED ("Templeton"), Lyford Cay, Nassau, Bahamas, is the Adviser to the Portfolio. Templeton is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Together, Templeton and its affiliates managed over $416 billion in assets as of December 31, 2008.

The Portfolio is managed by a team of professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

  . LISA F. MYERS CFA, Executive Vice President of Templeton. Ms. Myers provides research and advice on purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 1996.

  . TUCKER SCOTT CFA, Executive Vice President of Templeton. Mr. Scott provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1996.

  . CYNTHIA L. SWEETING CFA, President of Templeton. She joined Franklin Templeton in 1997.

Ms. Sweeting has primary responsibility for the investments of the Portfolio. She has authority over all aspects if the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

PRIOR EXPERIENCE WITH COMPARABLE FUND

The Portfolio and the Templeton Growth Fund, Inc., a retail fund which is also advised by Templeton, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in April 2008, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Templeton, performance information regarding the Templeton Growth Fund, Inc. is presented. Management fees paid by the Templeton Growth Fund, Inc. are lower than the fees to be paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Templeton Growth Fund, Inc., the average annual return during the period would have been lower than the returns set forth below. This result assumes that the current management fee paid by the Templeton Growth Fund, Inc., as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of the Templeton Growth Fund, Inc. and the Portfolio will vary.

The table below compares the Templeton Growth Fund, Inc.'s average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the MSCI World Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



           Average Annual Total Return as of 12/31/08
-----------------------------------------------------------------
                                            1 Year  5 Year 10 Year
------------------------------------------- ------  ------ -------
Templeton Growth Fund, Inc.--Advisor Class  -43.32% -2.05%   3.90%
MSCI World Index (net)                      -40.33%  0.00%  -0.19%



DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES


The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.


PURCHASE AND REDEMPTION OF SHARES


MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.


Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.


MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares' financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.



  MET/TEMPLETON GROWTH PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS A                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.07
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.36)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.04)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.04)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.62)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                 $94.1
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               0.80%*
NET INVESTMENT INCOME                                                  1.41%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.27%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

                                                 MET/TEMPLETON GROWTH PORTFOLIO



                                                              FOR THE PERIOD FROM
                                                                 APRIL 28, 2008
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
CLASS B                                                       DECEMBER 31, 2008(A)
----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.00
                                                                   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                                    0.06
NET REALIZED AND UNREALIZED LOSS                                       (3.43)
                                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                                       (3.37)
                                                                   ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                                   (0.03)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                              --
                                                                   ----------
TOTAL DISTRIBUTIONS                                                    (0.03)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                          $6.60
                                                                   ----------
TOTAL RETURN                                                       (33.67)%**
                                                                   ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $4.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                                               1.05%*
NET INVESTMENT INCOME                                                  1.11%*
PORTFOLIO TURNOVER RATE                                                2.7%**
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                       1.54%*

--------------------------------------------------------------------------------

*  Annualized
** Non-annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183

                                  MET INVESTORS
                              S E R I E S   T R U S T




















                     Met/AIM Capital Appreciation Portfolio



                           Class A and Class E Shares


                                   PROSPECTUS


                                   May 1, 2009




















        These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
                    Commission passed upon the accuracy or
                       adequacy of this Prospectus. Any
                     representation to the contrary is a
                              criminal offense.

                               TABLE OF CONTENTS


                                                                       PAGE

INTRODUCTION                                                             3
      Understanding the Trust                                            3
      Understanding the Portfolio                                        3

THE PORTFOLIO                                                            4

   INVESTMENT SUMMARY                                                    4
      Met/AIM Capital Appreciation Portfolio                             6

   MANAGEMENT                                                           11
      The Manager                                                       11
      The Adviser                                                       11
      Distribution Plan                                                 12

YOUR INVESTMENT                                                         13
      Shareholder Information                                           13
      Dividends, Distributions and Taxes                                13
      Sales and Purchases of Shares                                     15

FINANCIAL HIGHLIGHTS
                                                                        19
   FOR MORE INFORMATION                                             Back Cover

INTRODUCTION
------------


Understanding the Trust

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

   Class A and Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

   A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

   The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

[SIDE BAR: PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR
     CONTRACT.] ---------


Understanding the Portfolio

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                  THE PORTFOLIO

INVESTMENT SUMMARY
------------------


The Portfolio summary discusses the following:

        Investment Objective
        What is the Portfolio's investment goal?

        Principal Investment Strategy
        How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

        Primary  Risks
        What are the specific  risks of investing in the  Portfolio?

        Past  Performance
        How well has the  Portfolio  performed  over  time?

        Fees and Expenses
        What  is the  cost of  investing  in the  Portfolio?

[SIDE BAR: THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.]

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

[SIDE BAR: THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. ]

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Board of Trustees of the Trust and the shareholders of the Portfolio have approved a proposal to reorganize the Portfolio into the BlackRock Legacy Large Cap Growth Portfolio (the "BlackRock Portfolio"), a series of Metropolitan Series Fund, Inc. Subject to certain conditions, the reorganization is expected to occur on or about May 1, 2009 after the close of business. If you own Class A or Class E shares of the Portfolio prior to the reorganization, you will own Class A or Class E shares of the BlackRock Portfolio following the reorganization. The shares of the BlackRock Portfolio you receive will have the same total value as your shares of the Portfolio as of the close of business on the day immediately prior to the reorganization.

The Contracts may be sold by banks. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

                     Met/AIM Capital Appreciation Portfolio

Investment Objective:

Capital appreciation.

Principal Investment Strategy:

The Portfolio invests principally in common stocks of domestic and foreign companies the Adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio will not invest more than 25% of its total assets in foreign securities.

The Adviser is not constrained to any particular investment style. The Portfolio may tend to buy "growth" stocks or "value" stocks. In selecting companies for investment, the Adviser looks for companies with increasing market share, experienced and effective management and competitive advantage. The Portfolio may invest in small, relatively new or unseasoned companies. The Portfolio may also purchase call options, which are derivatives, but not for speculative purposes, and write covered call options on no more than 20% of the value of its net assets.

Primary Risks:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o    Foreign   companies  may  not  be  subject  to   accounting   standards  or
     governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o    Foreign markets may be less liquid and more volatile than U.S. markets.

o Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

o    Costs  of  buying,  selling  and  holding  foreign  securities,   including
     brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Derivatives Risk. The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Portfolio and therefore in the Portfolio's net asset value will be magnified when the Portfolio uses leverage because leverage tends to increase the Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the Adviser will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Portfolio will also have to pay interest on its borrowing, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.

Past Performance:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares is the performance of the Portfolio's predecessor funds managed by the Adviser using the same investment objective and strategy as the Portfolio. On July 1, 2005, substantially all of the assets of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. were transferred to the AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust. The assets of the AIM Capital Appreciation Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The performance shown below for the Portfolio's Class A shares prior to May 1, 2006 is the historical performance of the AIM Capital Appreciation Portfolio of The Travelers Series Trust (from July 1, 2005 through April 30, 2006) and of the AIM Capital Appreciation Portfolio of Travelers Series Fund, Inc. (from January 1, 1999 through June 30, 2005).

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

[SIDE BAR:
--------

  PORTFOLIO MANAGEMENT:

  |X| Invesco Aim Capital Management,
     Inc. see page 12

  |X| For financial highlights
     see page 19]

                          Year-by-Year Total Return as of 12/31 of Each Year

------------- ------------ ------------ ------------- ------------ --------- ---------- --------- ------------ -----------
   42.96%       -10.40%      -23.76%      -23.87%       29.31%      6.50%      8.73%     6.88%      11.92%      -42.64%


     99           00           01            02           03          04        05         06         07           08
------------- ------------ ------------ ------------- ------------ --------- ---------- --------- ------------ -----------

                        High Quarter:  4th - 1999 +35.92%
                        Low Quarter:  3rd - 2001 -23.04%

The table below compares the Portfolio's Class A and Class E shares' average annual compounded total returns for the 1-, 5- and 10-year periods and since inception through 12/31/08, as applicable, with the S&P 500 Index and with the Russell 1000 Growth Index. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------------------------------------------
                                    Average Annual Total Return as of 12/31/08
-------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
                                                                                      Since          Inception
                                     1 Year         5 Year           10 Year        Inception           Date
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
Class A                             -42.64%         -4.50%           -2.66%             -                -
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
Class E                             -42.72%            -                -            -26.44%          4/28/07
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
S&P 500 Index                       -37.00%         -2.19%           -1.38%             -                -
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------
Russell 1000 Growth                 -38.44%         -3.42%           -4.27%             -                -
  Index
--------------------------------- ------------- ---------------- ---------------- --------------- -----------------

Fees and Expenses:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses (fees paid directly from your investment)--None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

-------------------------------------------------------------------------------
                                              Class A                Class E
-------------------------------------------------------------------------------
Management Fee*                                0.78%                  0.78%
-------------------------------------------------------------------------------
12b-1 Fees                                     None                   0.15%
-------------------------------------------------------------------------------
Other Expenses                                 0.09%                  0.09%
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses      0.87%                  1.02%
-------------------------------------------------------------------------------

* The Manager has agreed that any advisory fee waivers received from the Portfolio's Adviser commencing May 1, 2006 will be passed on to the Portfolio in the form of a voluntary fee waiver. For purposes of calculating the Adviser's fee, the assets of the Portfolio and the assets of the Met/AIM Small Cap Growth Portfolio of the Trust are aggregated. Including the voluntary fee waiver, the management fee for the year ended December 31, 2008 was 0.76%.

Example

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. The Example is for illustration only, and your actual costs may be higher or lower.

Example of Portfolio Expenses

      -----------------------------------------------------------------

                                     Class A              Class E
      -----------------------------------------------------------------
                     1 Year            $89                 $105
      -----------------------------------------------------------------
                     3 Years          $279                 $326
      -----------------------------------------------------------------
                     5 Years          $484                 $566
      -----------------------------------------------------------------
                     10 Years       $1,076               $1,253
      -----------------------------------------------------------------

MANAGEMENT
----------

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Manager

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.80% of first $100 million of such assets plus 0.75% of such assets over $100 million up to $200 million plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion.

A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

The Adviser

Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Adviser. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

INVESCO AIM CAPITAL MANAGEMENT, INC. ("Invesco Aim"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Portfolio. Invesco Aim has acted as an investment adviser since its organization in 1986. Today, Invesco Aim, together with its affiliates, advises or manages over 225 investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, Georgia. Total net assets under the management of Invesco Aim and its affiliates was approximately $134 billion as of December 31, 2008. Invesco Aim and certain advisory affiliates are expected to be consolidated into Invesco Institutional (N.A.), Inc. on or about August 1, 2009. Also on or about August 1, 2009, Invesco Institutional (N.A.), Inc. is expected to be renamed Invesco Advisers, Inc. These changes are not expected to result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The Adviser uses a team approach to investment management. The individual members of the team are:

      |X| Robert J. Lloyd (lead manager), Senior Portfolio Manager, has been responsible for the Portfolio since 2003 and has been associated with Invesco Aim and/or its affiliates since 2000.

      |X| Ryan A. Amerman, Portfolio Manager, has been responsible for the
          Portfolio since 2008 and has been associated with Invesco Aim and/or its affiliates since 1996.

They are assisted by the Adviser's Large/Multi-Cap Growth Team which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Portfolio, but do not have day-to-day management responsibilities with respect to the Portfolio. Members of the Team may change from time to time.

Distribution Plan

The Portfolio has adopted for its Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614. MetLife Investors
Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.25% for Class E of the average daily net assets of the Portfolio allocated to Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class E shares are limited to 0.15% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT
---------------

Shareholder Information

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

Disclosure of Portfolio Holdings

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com):
(i) the ten largest holdings of the Portfolio; (ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

Taxes

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

 Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

Market Timing

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or
(ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust's Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Valuation of Shares

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class E shares' financial performance for the past 5 years or its period of operations. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, October 31, 2006 and October 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended October 31, 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.

MET/AIM CAPITAL APPRECIATION PORTFOLIO


                                          For the years ended
                                              December 31,             Period ended           For the years ended October 31,
                                       -----------------------         December 31,     ----------------------------------------
  Class A                                2008(a)       2007(a)          2006(a) (b)        2006(a)        2005(a)        2004
--------------------------------------------------------------------------------------------------------------------------------

  NET ASSET VALUE, BEGINNING OF PERIOD  $12.08        $10.03          $12.04              $11.11        $9.98           $9.63
                                      --------     ----------        ------------       -----------    ----------    -----------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

  NET INVESTMENT INCOME (LOSS)            0.04          0.01           0.00(c)              0.01            0.04        (0.02)
  NET REALIZED AND UNREALIZED GAINS     (5.12)          1.28           0.31                 1.01            1.10         0.37
  (LOSSES)                            ---------      ----------     ----------          -----------    ----------     ----------

  TOTAL FROM INVESTMENT OPERATIONS      (5.08)          1.29           0.31                 1.02            1.14         0.35
                                      ----------     ----------     -----------         -----------    ----------     ----------

  DISTRIBUTIONS:

  DIVIDENDS FROM NET INVESTMENT INCOME  (0.19)        (0.01)            (0.02)            (0.02)          (0.01)            --
  DISTRIBUTIONS FROM NET REALIZED     (0.00)(c)       (0.03)            (1.50)            (0.07)             --             --
  CAPITAL GAINS                       ---------     ----------     -----------          -----------      ---------      ----------

  TOTAL DISTRIBUTIONS                   (0.19)        (0.04)            (1.52)            (0.09)          (0.01)            --
                                      ---------     ----------     -----------          ----------       ---------      -----------

  NET ASSET VALUE, END OF PERIOD         $6.81        $12.08           $10.83             $12.04          $11.11           $9.98
                                      ---------     ----------     -----------          ----------       ----------     -----------
  TOTAL RETURN                        (42.64)%        11.92%             2.52%              9.18%         11.47%            3.63%
                                      ---------     ----------     -----------          ----------       ----------     ----------

  RATIOS/SUPPLEMENTAL DATA:

  NET ASSETS, END OF PERIOD (IN
  MILLIONS)                              $97.7        $210.8            $198.3              $202            $238          $234

  RATIOS TO AVERAGE NET ASSETS(1):

  EXPENSES                               0.83%         0.82%           0.88%++             0.92%           0.85%          0.85%*
  NET INVESTMENT INCOME (LOSS)           0.45%         0.08%           0.09%++             0.11%           0.34%         (0.18)%
  PORTFOLIO TURNOVER RATE               103.0%         70.4%            12.4%+             113.0%          83.0%         71.0%

  (1) RATIO OF OPERATING EXPENSES TO
  AVERAGE NET ASSETS BEFORE
  REIMBURSEMENT BY THE MANAGER AND
  BROKER REBATES:                        0.87%         0.86%           0.93%++             N/A               N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

+    Non-annualized
++   Annualized
N/A  Not applicable
* The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.
(a) Net investment income (loss) per share was calculated using average shares outstanding.
(b) Fiscal year end changed on November 1, 2006 from October 31 to
    December 31.
(c) Rounds to less than $0.005 per share.

                                        MET/AIM CAPITAL APPRECIATION PORTFOLIO



                                                                                               For the period from
                                                                                For the           April 28, 2007
                                                                              Year Ended         (commencement of
                                                                             December 31,         operations) to
  Class E                                                                      2008(a)        December 31, 2007(a)
-----------------------------------------------------------------------------------------------------------------------


  NET ASSET VALUE, BEGINNING OF PERIOD                                          $11.89             $11.41
                                                                                ------     ---------------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  NET INVESTMENT INCOME (LOSS)                                                   0.03               (0.01)
  NET REALIZED AND UNREALIZED GAINS (LOSSES)                                    (5.04)               0.49
                                                                                ------      ---------------
  TOTAL FROM INVESTMENT OPERATIONS                                              (5.01)               0.48
                                                                                ------      ---------------

  DISTRIBUTIONS:

  DIVIDENDS FROM NET INVESTMENT INCOME                                          (0.18)                   --
  DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS                                    --                    --
                                                                                   --
                                                                                             ---------------
  TOTAL DISTRIBUTIONS                                                           (0.18)                    --
                                                                                ------       ---------------
  NET ASSET VALUE, END OF PERIOD                                                $6.70                 $11.89
                                                                                ------       ---------------
  TOTAL RETURN                                                                 (42.72)%               4.21%+
                                                                                ------       ---------------

  RATIOS/SUPPLEMENTAL DATA:

  NET ASSETS, END OF PERIOD (IN MILLIONS)                                        $10.5               $20.8

  RATIOS TO AVERAGE NET ASSETS(1):

  EXPENSES                                                                       0.98%              0.97%++
  NET INVESTMENT INCOME (LOSS)                                                   0.31%            (0.14)%++
  PORTFOLIO TURNOVER RATE                                                       103.0%               70.4%+

  (1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS BEFORE
  REIMBURSEMENT BY THE MANAGER AND BROKER REBATES:                               1.02%              1.01%++
-----------------------------------------------------------------------------------------------------------------------------------

+    Non-annualized
++   Annualized
(a) Net investment income per share was calculated using average shares outstanding.

FOR MORE INFORMATION
--------------------


If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semi-annual Reports

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, or other information about the Portfolio, contact:

                     Met Investors  Series Trust 5 Park
                            Plaza, Suite 1900
                         Irvine, California 92614
                             1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

     |X| In Review and copy  documents  in the SEC's  Public  Reference  Room in
         Washington, D.C. (for person information call 1-202-551-8090).

     |X| On line Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

     |X| By mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                              SEC FILE # 811-10183

                                  MET INVESTORS
                             S E R I E S    T R U S T





                  Legg Mason Partners Managed Assets Portfolio



                                 Class A Shares


                                   PROSPECTUS


                                   May 1, 2009




















          These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
               Commission passed upon the accuracy or adequacy
                  of this Prospectus. Any representation to
                      the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                        PAGE
INTRODUCTION                                                              3
      Understanding the Trust                                             3
      Understanding the Portfolio                                         3

THE PORTFOLIO                                                             4

   INVESTMENT SUMMARY                                                     4
      Legg Mason Partners Managed Assets Portfolio                        7

   MANAGEMENT                                                            14
      The Manager                                                        14
      The Advisers                                                       14

YOUR INVESTMENT                                                          17
      Shareholder Information                                            17
      Dividends, Distributions and Taxes                                 17
      Sales and Purchases of Shares                                      19

FINANACIAL HIGHLIGHTS                                                    23

   FOR MORE INFORMATION                                              Back Cover

INTRODUCTION
------------

Understanding the Trust

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

     Class A shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

     Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

     The Portfolio's name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

 [SIDE BAR: PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.]

Understanding the Portfolio

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                  THE PORTFOLIO

INVESTMENT SUMMARY
------------------


The Portfolio summary discusses the following:

        Investment Objective What is the Portfolio's investment goal?

        Principal Investment Strategy
        How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

        Primary Risks
        What are the specific risks of investing in the Portfolio? Past Performance
        How well has the Portfolio performed over time?
        Fees and Expenses
        What is the cost of investing in the Portfolio?

[SIDE BAR: THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.]

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets. Any loan of portfolio securities by the Portfolio will be continuously secured by collateral in an amount equal to at least the market value of the securities loaned. The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers, LLC (the "Manager"). The Portfolio may use any cash collateral it receives to invest in short-term investments. The Portfolio will only loan securities to broker-dealers deemed to be creditworthy by the Trust's custodian and will not loan securities unless, in the judgment of the Manager, the consideration to be earned on the securities loaned would justify the risk. It is the Trust's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral.

[SIDE BAR: THE PORTFOLIO'S ADVISER MAY SELL A PORTFOLIO SECURITY WHEN THE VALUE OF THE INVESTMENT REACHES OR EXCEEDS ITS ESTIMATED FAIR VALUE, TO TAKE ADVANTAGE OF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES, WHEN THE ISSUER'S INVESTMENT FUNDAMENTALS BEGIN TO DETERIORATE, WHEN THE PORTFOLIO MUST MEET REDEMPTIONS, OR FOR OTHER INVESTMENT REASONS. ]

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Adviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

The Board of Trustees of the Trust and the shareholders of the Portfolio have approved a proposal to reorganize the Portfolio into the BlackRock Diversified Portfolio (the "BlackRock Portfolio"), a series of Metropolitan Series Fund, Inc. Subject to certain conditions, the reorganization is expected to occur on or about May 1, 2009 after the close of business. If you own Class A shares of the Portfolio prior to the reorganization, you will own Class A shares of the BlackRock Portfolio following the reorganization. The shares of the BlackRock Portfolio you receive will have the same total value as your shares of the Portfolio as of the close of business on the day immediately prior to the reorganization.

The Contracts may be sold by banks. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

                  Legg Mason Partners Managed Assets Portfolio

Investment Objective:

High total return.

Principal Investment Strategy:

The Portfolio's investment policy is to allocate investments among asset classes providing for capital growth, capital stability, and income. Assets are allocated to stocks and fixed-income securities based upon a risk/return analysis. If risk/return characteristics of each asset class are neutral to the other asset classes, the Portfolio's assets will be invested 60% in stocks and 40% in fixed-income securities.

Batterymarch Financial Management, Inc. is the Adviser for the equity portion of the Portfolio and selects stocks with a screening process. The equity portion of the Portfolio invests primarily in stocks of large U.S. companies representing a wide range of industries. The Adviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error.

The Portfolio may invest up to 20% of its assets in foreign equity securities.

ClearBridge Advisors, LLC acts as Adviser for the convertible securities portion of the Portfolio.

Western Asset Management Company acts as Adviser for the fixed income portion of the Portfolio. The Portfolio emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Portfolio's investments in fixed income securities are: the construction of an outlook for fundamental economic activity; the review of historical yield spreads on corporate debt versus U.S. Treasuries and the evaluation of changes in credit quality and its impact on prices. The fixed income portion of the Portfolio is primarily invested in U.S. dollar-denominated fixed income securities and other debt instruments of U.S. and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed assets and money market instruments.

The Portfolio may invest up to 15% of its assets in credit default swaps.

Legg Mason Global Asset Allocation, LLC acts as Adviser for the asset allocation of the Portfolio's assets. The Adviser is responsible for evaluating the risk/return characteristics of each asset class, establishing a tactical asset allocation overlay with regard to the neutral allocation, monitoring the current asset allocation position of the Portfolio, and rebalancing the Portfolio to its tactical targets when necessary.

The Adviser periodically adjusts the tactical targets of the asset classes based upon the Adviser's outlook for the equity and bond markets in general and the performance outlook for the underlying portfolios. In assessing the equity and fixed income markets, the Adviser considers a broad range of market and economic trends and quantitative factors. In addition to the Adviser's tactical overlay, the performance of the underlying portfolios will influence their weighting in the Portfolio.

Primary Risks:

The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk. The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights markets or industries where there are significant returns, and could lose value if the Adviser overweights markets or industries where there are significant declines.

Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

Credit Risk. The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

Foreign Investment Risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o    Foreign markets may be less liquid and more volatile than U.S. markets.

o Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.

o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Portfolio Allocation Risk. There is the risk that the Adviser's allocation and reallocation of Portfolio assets among asset classes may not produce the desired results.

Mortgage-Related Securities Risk. Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Credit Default Swap Risk. The use of credit default swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its assessment of the creditworthiness of the issuer of an underlying reference debt obligation, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, the Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the Adviser is satisfied with the claims paying ability of the counterparty without such collateral.

Past Performance:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The performance shown below is the performance of the Portfolio's Class A shares, the Portfolio's only Class outstanding on May 1, 2009. The historical performance shown for the Portfolio's Class A shares prior to May 1, 2006 is the performance of the Portfolio's predecessor fund managed by entities which became affiliates of the Advisers in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The assets of the Managed Assets Trust were transferred to the Portfolio on May 1, 2006.

The bar chart below shows you the performance of the Portfolio's Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

[SIDE BAR:
--------

PORTFOLIO MANAGEMENT:

  |X| Batterymarch Financial
      Management, Inc. see page 15

  |X| ClearBridge Advisors, LLC
      see page 15

  |X| Legg Mason Global Asset
      Allocation, LLC see page 15

  |X| Western Asset Management
      Company see page 16

  |X| For financial highlights
      see page 23]


                         Year-by-Year Total Return as of 12/31 of Each Year

------------- ---------- ----------- ----------- --------- ---------- --------- ---------- --------- -----------
   14.22%      -1.62%      -5.08%      -8.60%     21.98%     9.44%     3.84%     10.81%     6.34%     -25.23%





     99          00          01          02         03        04         05        06         07         08
------------- ---------- ----------- ----------- --------- ---------- --------- ---------- --------- -----------

                                    High Quarter:  2nd - 2003     +11.70%
                                    Low Quarter:  4th - 2008     -12.45%

The table below compares the Portfolio's Class A shares' average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/08 with the Barclays Capital Government/Credit Bond Index ("Barclays Gov't/Credit Bond Index"), an unmanaged index representing the long-term investment grade U.S. bond market, and the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


-------------------------------------------------------------------------------
                   Average Annual Total Return as of 12/31/08
--------------------------------- ------------- ---------------- --------------

                                     1 Year         5 Year           10 Year
--------------------------------- ------------- ---------------- --------------
Class A                             -25.23%          0.02%            1.76%
--------------------------------- ------------- ---------------- --------------
Barclays Gov't/Credit                5.71%           4.64%            5.64%
   Bond Index
--------------------------------- ------------- ---------------- --------------
S&P 500 Index                       -37.00%         -2.19%           -1.38%
--------------------------------- ------------- ---------------- --------------

Fees and Expenses:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses (fees paid directly from your investment)--None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

---------------------------------------------------------------------------
                                     Class A
---------------------------------------------------------------------------
  Management Fee                                                 0.50%
---------------------------------------------------------------------------
  12b-1 Fees                                                     None
---------------------------------------------------------------------------
  Other Expenses                                                 0.10%
---------------------------------------------------------------------------
  Total Annual Portfolio Operating Expenses                      0.60%
---------------------------------------------------------------------------

Example

The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. The Example is for illustration only, and your actual costs may be higher or lower.

Example of Portfolio Expenses

    ---------------------------------------------------------------------------

                                                  Class A
    ---------------------------------------------------------------------------
                1 Year                              $62
    ---------------------------------------------------------------------------
                3 Years                             $193
    ---------------------------------------------------------------------------
                5 Years                             $336
    ---------------------------------------------------------------------------
               10 Years                            $752
    ---------------------------------------------------------------------------

MANAGEMENT
----------

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Manager

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Advisers for the Portfolio and monitors the Advisers' investment program. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes to the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.50% of the average daily net assets of the Portfolio. A discussion regarding the basis of the decision of the Trust's Board of Trustees to approve the Management Agreement with the Manager and the investment advisory agreement with the Adviser is available in the Portfolio's annual report.

The Advisers

Under the terms of the agreement between the Advisers and the Manager, the Advisers will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Advisers follow the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Advisers' portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Advisers. The SAI provides additional information about each portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

The Manager pays the Advisers fees based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Advisers.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("Batterymarch"), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is a co-Adviser to the Portfolio. Batterymarch, founded in 1969, acts as investment adviser to mutual funds and institutional accounts, such as corporate pension plans, foundations and endowment funds, unions and foreign, state and local governmental entities. Total assets under management by Batterymarch were approximately $16.6 billion as of December 31, 2008. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc.

The Adviser uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

|X| Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has 10 years of investment experience.
|X| Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 24 years of investment experience.

CLEARBRIDGE ADVISORS, LLC ("ClearBridge"), 620 8th Avenue, New York, New York 10018, is a co-Adviser to the Portfolio. ClearBridge is an investment advisor that succeeded the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. Assets under management by ClearBridge were approximately $49.9 billion as of December 31, 2008. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.

|X| Mr. Peter D. Luke is a senior portfolio manager for convertible strategies for ClearBridge. Mr. Luke has 41 years of industry experience and he joined the affiliated group which currently includes ClearBridge in 2001. Prior to that time he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

LEGG MASON GLOBAL ASSET ALLOCATION, LLC ("LMGAA"), 620 8th Avenue, New York, New York 10018, a subsidiary of Legg Mason, Inc., is a co-Adviser to the Portfolio. LMGAA was formed in October, 2006 so that members of Legg Mason, Inc.'s Global Asset Allocation business group would be able to provide their advisory services through this separate subsidiary. This business group acts as investment adviser to mutual funds, pension and profit sharing plans, U.S. college savings plans, and other institutional clients.

|X| Mr. Steven Bleiberg is the President and Chief Investment Officer of LMGAA. Mr. Bleiberg has 24 years of industry experience, and he joined the affiliated group which currently includes LMGAA in 2003. Prior to that time he was Managing Director and Chairman of Global Equity Strategy Group for Credit Suisse Asset Management from 1991 to 2003.

|X| Mr. Andrew Purdy serves as Portfolio Manager for LMGAA. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has 15 years of investment experience, and he joined the affiliated group which currently includes LMGAA in 1998.

WESTERN ASSET MANAGEMENT COMPANY ("Western Asset"), 385 Colorado Blvd., Pasadena, California 91101, is a co-Adviser to the Portfolio. Western Asset, a subsidiary of Legg Mason, Inc., was founded in 1971 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom manages the Portfolio.

Mr. Leech, Mr. Walsh, Mr. Eichstaedt and Mr. Moody have been employed as portfolio managers for Western Asset for the past five years. Mr. Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to Western Asset, Mr. Lindbloom worked for Citigroup Asset Management Portfolio Manager, 1986-2005; Brown Brothers Harriman & Co. Portfolio Manager, 1981-1986 and The New York Life Insurance Company Analyst, 1979-1981.

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Eichstaedt, Mr. Moody and Mr. Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

YOUR INVESTMENT
---------------

Shareholder Information

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts for more information on your voting rights.

 Disclosure of Portfolio Holdings

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com):
(i) the ten largest holdings of the Portfolio; (ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter).

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

Taxes

Please see the Contract prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers. Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California, 92614, is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

Market Timing

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or
(ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that a Portfolio's cash flows may reflect a pattern of market timing or (ii) that a Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust's Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs. All of these factors may adversely affect Portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Valuation of Shares

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's Class A shares' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during the period (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2008, December 31, 2007, December 31, 2006 and December 31, 2005 has been audited by Deloitte & Touche LLP. For the year ended December 31, 2004, other independent accountants have audited this information. Deloitte & Touche LLP's report, along with the Portfolio's financial statements, is included in the Annual Report of the Portfolio, which is available upon request.

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO



                                                            For the years ended December 31,
  Class A                                2008(a)       2007(a)        2006(a)          2005(a)         2004(a)
-------------------------------------------------------------------------------------------------------------------

  NET ASSET VALUE, BEGINNING OF PERIOD   $17.16        $18.07        $17.20          $16.67            $15.72
                                      ---------     ---------     ------------    ------------       -----------

  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

  NET INVESTMENT INCOME                    0.47          0.45          0.42            0.36             0.37
  NET REALIZED AND UNREALIZED GAINS      (4.40)          0.66          1.37            0.27             1.11
  (LOSSES)                              --------    ----------     -----------     ------------      -----------
  TOTAL FROM INVESTMENT OPERATIONS       (3.93)          1.11          1.79            0.63             1.48
                                        --------    ----------     -----------     ------------      -----------

  DISTRIBUTIONS:

  DIVIDENDS FROM NET INVESTMENT INCOME   (0.50)        (0.45)        (0.39)          (0.00)(b)        (0.39)
  DISTRIBUTIONS FROM NET REALIZED        (1.28)        (1.57)        (0.53)          (0.10)           (0.14)
  CAPITAL GAINS                         --------    ----------    ----------       ------------    -----------

  TOTAL DISTRIBUTIONS                    (1.78)        (2.02)        (0.92)          (0.10)           (0.53)
                                        --------    ----------    ----------       ------------    -----------
  NET ASSET VALUE, END OF PERIOD         $11.45        $17.16        $18.07          $17.20           $16.67
                                        --------    ----------    ----------       ------------    -----------
  TOTAL RETURN                         (25.23)%          6.34%        10.81%           3.84%           9.44
                                       ---------    ----------    ----------       ------------    -----------

  RATIOS/SUPPLEMENTAL DATA:

  NET ASSETS, END OF PERIOD (IN
  MILLIONS)                              $153.5        $243.3        $266.9          $277.0           $297.0

  RATIOS TO AVERAGE NET ASSETS(1):

  EXPENSES                                0.60%         0.61%         0.63%           0.61%            0.60%
  NET INVESTMENT INCOME                   3.30%         2.59%         2.40%           2.15%            2.31%
  PORTFOLIO TURNOVER RATE                152.6%        144.0%         171.9%          56.0%            64.0%

  (1) RATIO OF OPERATING EXPENSES TO
  AVERAGE NET ASSETS BEFORE
  REIMBURSEMENT BY THE MANAGER AND
  BROKER REBATES:                         0.60%         0.62%         0.65%           0.61%            0.61%
-----------------------------------------------------------------------------------------------------------------

(a) Net investment income per share was calculated using average shares outstanding. (b) Rounds to less than $0.005 per share.

FOR MORE INFORMATION
--------------------

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semi-annual Reports

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, or other information about the Portfolio, contact:

                         Met Investors Series Trust
                          5 Park Plaza, Suite 1900
                          Irvine, California 92614

                               1-800-848-3854


Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

|X| In Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for person information call 1-202-551-8090).

|X| On line Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

|X| By mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.


                              SEC FILE # 811-10183

                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information

                                   May 1, 2009


                                     Portfolios



Met/AIM Small Cap Growth Portfolio                              Lord Abbett Mid Cap Value Portfolio
Batterymarch Growth and Income Portfolio                        MFS(R) Emerging Markets Equity Portfolio
BlackRock High Yield Portfolio                                  MFS(R) Research International Portfolio
BlackRock Large Cap Core Portfolio                              Oppenheimer Capital Appreciation Portfolio
Clarion Global Real Estate Portfolio                            PIMCO Inflation Protected Bond Portfolio
Dreman Small Cap Value Portfolio                                PIMCO Total Return Portfolio
Met/Franklin Income Portfolio                                   Pioneer Fund Portfolio
Met/Franklin Mutual Shares Portfolio                            Pioneer Strategic Income Portfolio
Goldman Sachs Mid Cap Value Portfolio                           RCM Technology Portfolio
Harris Oakmark International Portfolio                          Rainier Large Cap Equity Portfolio
Janus Forty Portfolio                                           T. Rowe Price Mid Cap Growth Portfolio
Lazard Mid Cap Portfolio                                        Met/Templeton Growth Portfolio
Legg Mason Partners Aggressive Growth Portfolio                 Met/Templeton International Bond Portfolio
Legg Mason Value Equity Portfolio                               Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio                          Turner Mid Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                            Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio                         Van Kampen Mid Cap Growth Portfolio


                                          Asset Allocation Portfolios

                                   American Funds Balanced Allocation Portfolio
                                   American Funds Growth Allocation Portfolio
                                   American Funds Moderate Allocation Portfolio
                                   MetLife Aggressive Strategy Portfolio
                                   MetLife Balanced Strategy Portfolio
                                   MetLife Defensive Strategy Portfolio
                                   MetLife Growth Strategy Portfolio
                                   MetLife Moderate Strategy Portfolio
                                   Met/Franklin Templeton Founding Strategy Portfolio



         This Statement of Additional Information provides supplementary information pertaining to shares of 43 investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2009 for, as applicable, the Class A, Class B, Class C and Class E shares of the Portfolios listed above. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.

         The Portfolios listed under the heading Asset Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2008, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 5, 2009 (File No. 811-10183), are incorporated by reference and made part of this document.

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                                      TABLE OF CONTENTS


                                                                                                                 Page


INVESTMENT STRATEGIES AND RISKS...................................................................................5
         Asset-Backed Securities..................................................................................5
         Bonds....................................................................................................6
         Brady Bonds..............................................................................................7
         Collateralized Debt Obligations (CDOs)...................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.....................................................................................9
         Credit Linked Notes (CLNs)..............................................................................10
         Depositary Receipts.....................................................................................10
         Dollar Rolls............................................................................................10
         Event-Linked Bonds......................................................................................11
         Floaters................................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery Securities........................................18
         High Yield Debt Securities..............................................................................18
         Hybrid Instruments......................................................................................19
         Illiquid Securities or Non-Publicly Traded Securities...................................................19
         Inflation-Indexed Bonds.................................................................................20
         Indexed Securities......................................................................................21
         Interest Rate Transactions..............................................................................21
         Investment Grade Corporate Debt Securities..............................................................23
         Loans and Other Direct Indebtedness.....................................................................23
         Money Market Securities.................................................................................25
         Mortgage-Backed Securities..............................................................................26
         Mortgage Dollar Roll Transactions.......................................................................29
         Municipal Fixed Income Securities.......................................................................29
         Options and Futures Strategies..........................................................................30
         Other Investment Companies..............................................................................35
         Portfolio Turnover......................................................................................37
         Preferred Stocks........................................................................................37
         Real Estate Investments.................................................................................38
         Recent Events...........................................................................................38
         Repurchase Agreements...................................................................................39
         Reverse Repurchase Agreements...........................................................................40
         Rights and Warrants.....................................................................................40
         Securities Loans........................................................................................41
         Short Sales.............................................................................................42
         Structured Notes........................................................................................42
         Swaps...................................................................................................43
         U.S. Government Securities..............................................................................44
         Zero Coupon Bonds, Deferred Interest Bonds and Payment-in-kind (PIK) Bonds..............................44

INVESTMENT RESTRICTIONS..........................................................................................45
         Fundamental Policies....................................................................................45
         Non-Fundamental Policies................................................................................46
         Operating Policies......................................................................................47


PERFORMANCE INFORMATION..........................................................................................49
         Total Return............................................................................................49
         Yield...................................................................................................50
         Non-Standardized Performance............................................................................51

PORTFOLIO TRANSACTIONS...........................................................................................51

MANAGEMENT OF THE TRUST..........................................................................................56
         Trustees and Officers...................................................................................56
         Committees of the Board.................................................................................61
         Compensation of the Trustees............................................................................61
         Indemnification of Trustees and Officers................................................................62
         Trustees' and Officers' Share Ownership.................................................................63
         Proxy Voting Policies and Procedures....................................................................63
         Proxy Voting Records....................................................................................63
         Portfolio Holdings Disclosure Policy....................................................................63

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................65
         The Manager.............................................................................................65
         The Advisers............................................................................................78
         Portfolio Management....................................................................................82
         The Administrator.......................................................................................82
         The Distributor.........................................................................................82
         Code of Ethics..........................................................................................87
         Custodian...............................................................................................87
         Transfer Agent..........................................................................................87
         Legal Matters...........................................................................................87
         Independent Registered Public Accounting Firm...........................................................88

REDEMPTION OF SHARES.............................................................................................88

NET ASSET VALUE..................................................................................................88

FEDERAL INCOME TAXES.............................................................................................89

ORGANIZATION AND CAPITALIZATION OF THE TRUST.....................................................................94

FINANCIAL STATEMENTS.............................................................................................96

APPENDIX A - Summary of Investment Strategies...................................................................A-1

APPENDIX B - Securities Ratings.................................................................................B-1

APPENDIX C - Proxy Voting Policies and Procedures..............................................................C- 1

APPENDIX D - Portfolio Manager Disclosure.......................................................................D-1



                          INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. In addition to the Portfolios' principal investment strategies discussed in the Prospectus, each Portfolio, except an Allocation Portfolio, may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio, other than an Allocation Portfolio, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions as set forth in the Prospectus or this SAI.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds"), as applicable (collectively, the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the May 1, 2009 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the current prospectus and statement of additional information applicable to such Third Party Fund.

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

     Asset-Backed Securities.

         As indicated in Appendix A, certain Portfolios may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Bonds.

         As indicated in Appendix A, certain Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

         Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

         Unless required by applicable law, a Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security. Neither event would require the Portfolio to sell the debt security, but the Portfolio's Adviser would consider such events in the determining whether the Portfolio should continue to hold it.

     Brady Bonds.

         As indicated in Appendix A, certain Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Collateralized Debt Obligations (CDOs).

         As indicated in Appendix A, certain Portfolios may invest in CDOs. A Portfolio may invest in CDOs, including collateralized bond obligations ("CBOs") and collateralized loan obligations ("CLOs") as well as other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For CDOs, CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO, CBO or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO, CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Convertible Securities.

         As indicated in Appendix A, certain Portfolios may invest in convertible securities. A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

     Credit Default Swaps.

         As indicated in Appendix A, certain Portfolios may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

         Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio's exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or "earmarking" will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or "earmarking" will not limit the Portfolio's exposure to loss.

     Credit Linked Notes (CLNs).

         As indicated in Appendix A, certain Portfolios may purchase CLNs. A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the
Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the
Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

     Depositary Receipts.

         As indicated in Appendix A, certain Portfolios may invest in depositary receipts. A Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. ADRs, GDRs and EDRs, like other depositary receipts, are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

         Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Dollar Rolls.

         As indicated in Appendix A, certain Portfolios may engage in dollar roll transactions. In dollar roll transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price of the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

     Event-Linked Bonds.

         As indicated in Appendix A, certain Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

     Floaters.

         As indicated in Appendix A, certain Portfolios may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

     Foreign Currency Transactions.

         As indicated in Appendix A, certain Portfolios may engage in foreign currency transactions.

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

         Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of margin variation.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

     Foreign Securities.

         As indicated in Appendix A, certain Portfolios may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

     Forward Commitments, When-Issued and Delayed Delivery Securities

         As indicated in Appendix A, certain Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them for its portfolio (or for delivery pursuant to options contracts it has entered into), but may enter into a separate agreement to sell the securities before the settlement date if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

     High Yield Debt Securities.


         As indicated in Appendix A, certain Portfolios may invest in high yield, high risk debt securities. Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's"), BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") or BB or B by Fitch Ratings ("Fitch") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.


         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     Hybrid Instruments.

         As indicated in Appendix A, certain Portfolios may invest in hybrid instruments. Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

     Illiquid Securities or Non-Publicly Traded Securities.

         As indicated in Appendix A, certain Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board of Trustees or its delegates will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

         Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio's limit on the purchase of illiquid securities, unless the Board of Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Inflation-Indexed Bonds.

         As set forth in Appendix A, certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Indexed Securities.

         As indicated in Appendix A, certain Portfolios may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

     Interest Rate Transactions.

         As indicated in Appendix A, certain Portfolios may engage in interest rate transactions. Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Except as described in "Investment Restrictions - Operating Policies," a Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's, Moody's or Fitch or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see Appendix B. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Investment Grade Corporate Debt Securities.

         As indicated in Appendix A, certain Portfolios may invest in investment grade corporate debt securities. Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix B for a description of the various securities ratings.

         Securities ratings represent the opinions of credit rating agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of securities. Securities ratings generally will be used by a Portfolio as one criterion for the selection of debt securities. A Portfolio also will rely upon the independent advice of its Adviser to evaluate potential investments. Among the factors that a Portfolio's Adviser may consider are the long-term ability of an issuer to pay principal and interest and general economic trends.

     Loans and Other Direct Indebtedness.

         As indicated in Appendix A, certain Portfolios may invest in loans and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or upon demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Adviser or with the Trust's custodian on a daily basis, of cash or other liquid securities in an amount equal to or greater than an amount sufficient to meet such commitments.

         Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of good or services. These claims may also be purchased at a time when the company is in default.

         A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's portfolio investments.

         Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.


     Money Market Securities.

         As indicated in Appendix A, the Portfolios may invest in money market securities. Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's, "Prime-1" by Moody's or "F1" by Fitch, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.

         The following Portfolios may invest in money market instruments rated "A-3" by Standard & Poor's, "Prime-3" by Moody's and "F3" by Fitch.

o        Dreman Small Cap
o        Harris Oakmark International
o        Janus Forty
o        Legg Mason Partners Aggressive Growth
o        Loomis Sayles Global Markets
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o Goldman Sachs Mid Cap Value may invest in money market instruments rated "A-2" by Standard & Poor's, "Prime-2" by Moody's and "F2" by Fitch.
o Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions.
o Met/Franklin Income generally will only invest in money market instruments that have been assigned at least a "Caa" by Moody's, a "CCC" by Standard & Poor's or a "CCC" rating by Fitch, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.
o Met/Templeton International Bond generally will only invest in money market instruments rated "Prime-1" or "Prime-2" by Moody's, "A-1" or "A-2" by Standard & Poor's or "F1" by Fitch or issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's, "AAA" or "AA" by Standard & Poor's or "AAA" or "AA" by Fitch.

     Mortgage-Backed Securities.

         As indicated in Appendix A, certain Portfolios may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal and interest by the U.S. Treasury, but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

         It is possible that the availability and marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guarantee obligations, associated with its mortgage-backed securities. It is unclear what, if any, effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower's credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Mortgage Dollar Roll Transactions.

         As indicated in Appendix A, certain Portfolios may invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

     Municipal Fixed Income Securities.

         As indicated in Appendix A, certain Portfolios may invest in municipal fixed income securities. A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's Adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's Adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

     Options and Futures Strategies.

         As indicated in Appendix A, the Portfolio may engage in options and futures strategies. A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options, including options on stock indices, and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

o        Harris Oakmark International
o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading, either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the Marche a Terme International de France, and in Tokyo at the Tokyo Stock Exchange.

         With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission (the "SEC") considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

     Other Investment Companies.

         As indicated in Appendix A, certain Portfolios may invest in the securities of other investment companies. Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" or "PFIC" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation - T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.

         The T. Rowe Price Mid Cap Growth Portfolio may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The T. Rowe Price Mid Cap Growth Portfolio does not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The T. Rowe Price Mid Cap Growth Portfolio will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

         Exchange-traded funds are unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the NYSE Euronext). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the NYSE Euronext. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the NYSE Euronext and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iSharesSM on the NYSE Euronext. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE Euronext necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

         Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

     Portfolio Turnover

         The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.



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Turnover Rate                                      Portfolio
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Over 100%                                       PIMCO Inflation Protected Bond and PIMCO Total Return
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Under 200%                                      Batterymarch Growth and Income and Turner Mid Cap Growth
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Under 300%                                      RCM Technology
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     Preferred Stocks

         As indicated in Appendix A, certain Portfolios may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.



     Real Estate Investments.

         As indicated in Appendix A, certain Portfolios may make investments related to real estate ("Real Estate Investments") including real estate investment trusts ("REITs") and real estate operating companies ("REOCs").

         Risks associated with Real Estate Investments include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


         REOCs are similar to REITs in that they both may own and operate commercial and other real estate properties or make other real estate investments. The value of a Portfolio's REOC investments generally may be adversely affected by the same factors that adversely affect REITs. REOCs, however, do not elect to be taxed as REITs. As a result, REOCs have fewer restrictions on their investments and do not typically pay any specific level of income. Unlike REITs, a REOC may invest all of its cash flow from operations back into the company which allows it to, for example, finance acquisitions and development projects to grow its business. REOCs do not benefit from the favorable tax treatment that is accorded to REITs.

     Recent Events.

         The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

         The recent instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios' ability to achieve their investment objectives.

         Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Manager and Advisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives, but there can be no assurance that they will be successful in doing so.

     Repurchase Agreements.

         As indicated in Appendix A, the Portfolios may enter into repurchase agreements. Each Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

         Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

         Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered broker-dealers, U.S. government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

         If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

     Reverse Repurchase Agreements.

         As indicated in Appendix A, certain Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

           Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Rights and Warrants.

         As indicated in Appendix A, certain Portfolios may purchase rights and warrants. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

         Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

     Securities Loans.

         As indicated in Appendix A, the Portfolios may make loans of portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Additional risks include the possible decline in the value of securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, such as money market fund securities.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on one standard settlement period's notice or, in connection with securities traded on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio has the right to terminate a loan at any time. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     Short Sales.

         As indicated in Appendix A, certain Portfolios may enter into short sales. A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         Certain Portfolios as indicated in Appendix A may make also short sales of a security they do not own. These short sales are referred to as "naked" short sales. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

     Structured Notes.

         As indicated in Appendix A, certain Portfolios may invest in structured notes which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. See "Other Investment Companies" above. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

     Swaps.

         As indicated in Appendix A, certain Portfolios may invest in swap contracts which are derivatives in the form of a contract or other similar instrument. Swap contracts involve an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into over-the-counter swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities.

         As indicated in Appendix A, the Portfolios may invest in U.S. government securities. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

     Zero Coupon Bonds, Deferred Interest Bonds and Payment-in-kind (PIK) Bonds.

         As indicated in Appendix A, certain Portfolios may invest in zero coupon, deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                          INVESTMENT RESTRICTIONS

     Fundamental Policies.

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the applicable Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation, Met/Franklin Templeton Founding Strategy, Janus Forty, Legg Mason Value Equity, Met/Templeton International Bond, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy and MetLife Moderate Strategy Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio other than Clarion Global Real Estate may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio other than Clarion Global Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies.

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

          (1)  Purchase  securities on margin,  except that each  Portfolio may:
               (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

          (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

          (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

          (4) Invest in companies for the purpose of exercising management or control. This restriction does not apply to Met/Franklin Mutual Shares Portfolio.

     Operating Policies

     Inverse Floating Rate Securities

         The PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

     Borrowing

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. With the exception of Met/Templeton International Bond Portfolio, a Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         Although it has no current intention to do so, the Met/Templeton International Bond Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Portfolio is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Real Estate Investments

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITs.

     Foreign Currency Transactions


         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's Adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return and Met/Templeton International Bond Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return and Met/Templeton International Bond Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.


     Swaps

         With respect to swaps, a Portfolio, other than the PIMCO Total Return Portfolio, PIMCO Inflation Protected Bond and Met/Templeton International Bond Portfolios, will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's, Moody's or Fitch or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser. With respect to Met/Templeton International Bond Portfolio, the unsecured debt of the counterparty must be rated at least BBB or its equivalent by Standard & Poor's, Moody's or Fitch. With respect to the PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios, the Portfolios do not currently intend to engage in transactions with counterparties whose unsecured debt is less than BBB or its equivalent.

     Concentration

         For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.

     80% Investment Policy

         Under normal circumstances, each of the following Portfolios will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


o        Met/AIM Small Cap Growth                              o        PIMCO Inflation Protected Bond
o        BlackRock High Yield                                  o        Pioneer Strategic Income
o        BlackRock Large Cap Core                              o        RCM Technology
o        Clarion Global Real Estate                            o        Rainier Large Cap Equity
o        Dreman Small Cap Value                                o        T. Rowe Price Mid Cap Growth
o        Goldman Sachs Mid Cap Value                           o        Third Avenue Small Cap Value
o        Lazard Mid Cap                                        o        Turner Mid Cap Growth
o        Legg Mason Value Equity                               o        Met/Templeton International Bond
o        Lord Abbett Bond Debenture                            o        Van Kampen Comstock
o        Lord Abbett Mid Cap Value                             o        Van Kampen Mid Cap Growth
o        MFS(R) Emerging Markets Equity


         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality); change in market capitalization of a security; change in the percentage of Portfolio assets invested in certain securities or other instruments; or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations; or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the applicable Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

                  Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
        ERV =     Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year
                  (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

     Yield

         From time to time, the Trust may quote the BlackRock High Yield Portfolio's, the Clarion Real Estate Portfolio's, the Met/Franklin Income Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Pioneer Strategic Income Portfolio's and the Met/Templeton International Bond Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the BlackRock High Yield, Clarion Real Estate, Met/Franklin Income, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton International Bond Portfolios will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                         YIELD = 2[(a-b+1)(6)-1]
                                     cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

         For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

         Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

     Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                           PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         Certain Advisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements ("CSAs"). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

         As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

         Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute a majority of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.



        ---------------------------------------------- ------------------ ----------------- ------------------
            Portfolio                              12/31/08           12/31/07          12/31/06
            ---------                               --------           --------          --------
Met/AIM Small Cap Growth                            $701,488            $670,477          $752,792
Batterymarch Growth and Income                       273,752             395,847           338,099(1)
BlackRock High Yield                                   1,160                 722              ---
BlackRock Large Cap Core                             666,347             450,849            34,632
Clarion Global Real Estate                         2,682,363           3,160,080         1,957,452
Dreman Small Cap Value                               364,449             419,504           225,365
Met/Franklin Income(3)                                36,847               N/A               N/A
Met/Franklin Mutual Shares(3)                        100,208               N/A               N/A
Goldman Sachs Mid Cap Value                          821,797             806,159           474,565
Harris Oakmark International                       1,870,153           3,457,484         2,564,108
Janus Forty                                        1,089,729             638,351           741,365
Lazard Mid Cap                                     2,212,004           1,397,929           868,654
Legg Mason Partners Aggressive                       230,456             190,012         1,269,392
   Growth
Legg Mason Value Equity                            1,306,113             903,517           908,723
Loomis Sayles Global Markets                       2,616,029           1,739,052         653,128(1)
Lord Abbett Bond Debenture                            20,738              27,449            19,206
Lord Abbett Growth and Income                      3,666,025           3,154,129         1,932,766
Lord Abbett Mid Cap Value                            263,047             253,538           210,624
MFS(R) Emerging Markets Equity                     2,980,912           2,573,676         1,201,288(1)
MFS(R) Research International                      4,869,761           3,630,570         3,723,719
Oppenheimer Capital Appreciation                   1,374,383           1,256,171         1,081,501
PIMCO Inflation Protected Bond                       146,816             135,536            74,103
PIMCO Total Return                                   830,627           1,672,085           527,556
Pioneer Fund                                          16,130              10,526            21,319
Pioneer Strategic Income                                  64                 0                   7
RCM Technology                                       659,479           1,529,519         2,204,387
Rainier Large Cap Equity                           1,144,165             493,321(2)        N/A
T. Rowe Price Mid Cap Growth                         568,466             582,981           606,323
Met/Templeton Growth(3)                               65,196             0                 0
Third Avenue Small Cap Value                       2,684,031           2,557,402         1,229,269
Turner Mid Cap Growth                              1,054,773             748,101           817,623
Van Kampen Comstock                                1,842,526             762,918           684,178
Van Kampen Mid Cap Growth                             77,954             101,693           131,183
MetLife Aggressive Strategy                          0                      0                 0
MetLife Balanced Strategy                            0                      0                 0
MetLife Defensive Strategy                           0                      0                 0
MetLife Growth Strategy                              0                      0                 0
MetLife Moderate Strategy                            0                      0                 0
American Funds Balanced                              0(3)                  N/A               N/A
   Allocation
American Funds Growth Allocation                     0(3)                  N/A               N/A
American Funds Moderate                              0(3)                  N/A               N/A
   Allocation
Met/Franklin Templeton Founding                      0(3)                  N/A               N/A
   Strategy
--------------------------------------------------------------------------------------------------------------
----------------------


(1) For the period 5/1/06 through 12/31/06. (2) For the period 11/1/07 through 12/31/07. (3) For the period 5/1/08 through 12/31/08.



         In 2008, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:
---------------------------------- ------------------- ------------------------ ----------------- -----------------------

                                                         Aggregate Brokerage     Percentage of          Percentage
                                                        Commissions Paid to     Total Brokerage      of Commissionable
                                       Affiliated             Affiliate           Commissions          Transactions
            Portfolio                Broker-Dealer

Goldman Sachs Mid              Goldman Sachs & Co.            $7,780              0.95%                   1.12%
   Cap Value
Clarion Global Real            Lehman Brothers, Inc.        $218,607             17.84%                  18.47%
   Estate*
Clarion Global Real            Neuberger Berman LLC             $140              0.01%                   0.01%
   Estate*

Third Avenue Small Cap         M.J. Whitman LLC           $1,712,069             63.79%                  65.14%
   Value
Van Kampen Mid Cap             Morgan Stanley & Co.           $3,129              4.01%                   1.97%
   Growth
Van Kampen Comstock            Morgan Stanley & Co.           $8,454              0.46%                   0.02%
------------------------------------------------------------------------------------------------------------------------

* For the period January 1, 2008 to April 27, 2008, the Portfolio paid brokerage commissions to affiliated brokers/dealers for the Portfolio's prior Adviser Neuberger Berman Asset Management, Inc.




                        MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

  The Trustees




         The Trustees
                                                                                         Number
                                                                                          of
                                               Term of                                 Portfolios
                                                Office                                     in
                                                 and                                  Fund Complex+       Other
                              Position(s)     Length of                                 overseen      Directorships
                              Held with         Time           Principal Occupation        by            Held by
      Name and Age            Registrant       Served          During Past 5 Years       Trustee         Trustee
      -------------           ----------      --------         -------------------   -------------    -------------
Interested Trustees

Elizabeth M. Forget*        President and   Indefinite;    Since May 2007, Senior Vice        86          Director,
 (42)                       Trustee         From           President, MetLife, Inc.; since                Metropolitan Series
                                            December       December 2000, President of Met                Fund, Inc. since
                                            2000 to        Investors Advisory, LLC; since                 August, 2006.
                                            present        May 2006, President of MetLife
                                                           Advisers LLC; from
                                                           December 2003 to April
                                                           2007, Vice President,
                                                           MetLife, Inc.



Disinterested Trustees

Dawn M. Vroegop             Trustee         Indefinite;    From September 1999 to September   86          Director,
(42)                                        From           2003, Managing Director,                       Metropolitan Series
                                            December       Dresdner RCM Global Investors.                 Fund, Inc. since
                                            2000 to                                                       May, 2009.
                                            present


Stephen M. Alderman         Trustee         Indefinite;    Since November 1991,               48           None
(49)                                        From           Shareholder in the law firm of
                                            December       Garfield and Merel, Ltd.
                                            2000 to
                                            present



Jack R. Borsting            Trustee        Indefinite;     Since 2006, Professor and Dean     48           Director, Los
(80)                                       From            Emeritus, Marshall School of                    Angeles Orthopedic
                                           December        Business, University of Southern                Hospital, Trustee,
                                           2000 to         California (USC); from 2001 to                  The Rose Hills
                                           present         2005, Professor of Business                     Foundation.  Member,
                                                           Administration and Dean Emeritus;               Army Science Board.
                                                           from 1995-2001 Executive Director,
                                                           Center for Telecommunications
                                                           Management.

Daniel A. Doyle            Trustee        Indefinite;      Since October 2000, Vice President 48           Director, Wisconsin
(50)                                      From             and Chief Financial Officer of ATC              Sports Development
                                          February         Management, Inc. (public utility).              Corporation
                                          2007 to
                                          present


Susan C. Gause             Trustee        Indefinite;      From 2000 to December 2002, Chief  48           None
(56)                                      From March       Executive Officer of Dresdner RCM
                                          2008 to          Global Investors (purchased by
                                          present          Allianz Asset Management in
                                                           2001).


Robert Boulware           Trustee         Indefinite;  Since 2004, Director of Norwood        48        Director of Gainsco,
(52)                                      From March   Promotional Products, Inc.; since                Inc., Norwood
                                          2008 to      2005, Director of Gainsco, Inc.                  Promotional Products,
                                          present      (auto insurance); since 2007,                    Inc., Wealthpoint
                                                       Director of Wealthpoint Advisors                 Advisors and Holladay
                                                       (a business development company)                 Bank.
                                                       and Holladay Bank; from 1992-2006,
                                                       President and Chief Executive
                                                       Officer of ING Fund Distributor,
                                                       LLC.





The Executive Officers

                                              Term of
                                             Office and
                              Position(s)    Length of
                              Held with        Time            Principal Occupation(s)
       Name and Age           Registrant      Served            During Past 5 Years
       -------------           ----------   -----------         -------------------

Jeffrey L. Bernier            Vice          From          Since December 2007, Vice
(37)                          President     February      President, Metropolitan Life
                                            2009 to       Insurance Company; since 2008
                                            present       Senior Vice President of
                                                          MetLife Advisers LLC
                                                          and Met Investors
                                                          Advisory, LLC; from
                                                          July 2004 to January
                                                          2007, Director and
                                                          Senior Investment
                                                          Analyst of Investment
                                                          Management Services
                                                          for John Hancock
                                                          Financial Services.

Jeffrey A. Tupper           Chief           From August   Since October 2006, Assistant
(38)                       Financial        2002 to       Vice President, MetLife Group,


                            Officer,        present       Inc.  Since February 2001,
                            Treasurer                     Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell          Executive       From August   Since December 2005, Executive
(55)                        Vice            2002 to       Vice President, MetLife, Inc.;
                            President       present       since July 2002, Chief Executive
                                                          Officer of MetLife Investors
                                                          Group, Inc. and Met Investors
                                                          Advisory, LLC; since April 2001,
                                                          Chief Executive Officer of
                                                          MetLife Resources.

Richard C. Pearson          Vice          From            Since June 2001, President or
(66)                       President      December        Executive Vice President of
                             and          2000 to
                           Secretary      present         MetLife Investors Distribution
                                                          Company; since January 2001,
                                                          Executive Vice President, General
                                                          Counsel and Secretary of MetLife
                                                          Investors Group, Inc. and Vice
                                                          President, Secretary and
                                                          Associate General Counsel of its
                                                          affiliate life insurance
                                                          companies; from November 2000 to
                                                          January 2002, Senior Vice
                                                          President and General Counsel of
                                                          Met Investors Advisory Corp.;
                                                          since January 2002, Senior Vice
                                                          President, General Counsel and
                                                          Secretary of Met Investors
                                                          Advisory, LLC.

Jeffrey P. Halperin       Chief         From November     Since March 2006, Vice President,
                          Compliance    2006 to           Corporate Ethics and Compliance
(41)                      Officer       present           Department, MetLife, Inc.; from
                                                          October 2002 to March
                                                          2006, Assistant Vice
                                                          President; from November
                                                          2005 to August 2006,
                                                          Interim Chief Compliance
                                                          Officer, Met Investors
                                                          Series Trust; since
                                                          April 2007, Chief
                                                          Compliance Officer,
                                                          Metropolitan Series
                                                          Funds; from August 2006
                                                          to April 2007, Interim
                                                          Chief Compliance
                                                          Officer, Metropolitan
                                                          Series Funds; since
                                                          August 2006, Chief
                                                          Compliance Officer, Met
                                                          Investors Advisory, LLC
                                                          and MetLife Advisers,
                                                          LLC; since November
                                                          2006, Chief Compliance
                                                          Officer, MetLife
                                                          Investment Advisors
                                                          Company, LLC.

Francine Hayes             Assistant     From             Since 2004, Vice President and
State Street Bank and      Secretary     November         Counsel, State Street Bank and
Trust Company                            2008 to          Trust Company; from 2001 to 2004,
Company                                  present          Assistant Vice President and
One Lincoln Street                                        Counsel, State Street Bank and
Boston, MA 02111                                          Trust Company.

 (47)

William C. Cox              Assistant     From November   Since 1997, Vice President and
State Street Bank           Treasurer     2004 to         Senior Director, Fund
 and Trust                                present         Administration Division, State
Company                                                   Street Bank and Trust Company.
One Lincoln Street
Boston, MA 02111
 (42)

----------------------

+ The Fund Complex  includes the Trust (48 portfolios) and  Metropolitan  Series
Fund, Inc. (36 portfolios).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.


NEW CHART

    Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.

         The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2008.

         The Trust has two Investment Performance Committees consisting of all the Disinterested Trustees. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the Advisers to those Portfolios. Each Investment Performance Committee was organized as a separate committee in February, 2009.

         The Trust has a Valuation Committee currently consisting of Elizabeth
M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier, Kristi Slavin and Peter Duffy and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin or Mr. Duffy from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held thirty-six meetings during the fiscal year ended December 31, 2008.

                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $105,000 ($26,250 per quarter) plus (i) an additional fee of $10,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $10,000 for each special meeting attended in person, and (iii) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and the Chair of each Investment Performance Committee each receive a supplemental annual retainer of $25,000, $15,000, $15,000 and $15,000 respectively.

         As of December 31, 2008, a deferred compensation arrangement for the benefit of the Disinterested Trustees has been adopted by the Trust. Under the deferred compensation arrangement, each Disinterested Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age.

         The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2008.

---------------------------------------------- --------------------------------
                                                              Total Compensation
                                                              From Fund Complex+
                                          Aggregate           Paid
                                          Compensation from   to
Trustee                                   Trust               Trustee
-------                                   ----------------    ----------------

Interested Trustee

        Elizabeth M. Forget                None                 None

        Disinterested Trustees

        Stephen M. Alderman                $172,750             $172,750
        Jack R. Borsting                   $141,500             $141,500
        Daniel A. Doyle                    $145,250             $145,250
        Dawn M. Vroegop                    $154,000             $154,000
        Robert Boulware                    $120,313             $120,313
        Susan C. Gause                     $120,313             $120,313
        Ted A. Myers*                      $  21,187            $  21,187
        -----------------------------------------------------------------------
       *Mr. Myers resigned from the Board in February 2008.
----------------------
     + The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).


         Indemnification of Trustees and Officers

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees' and Officers' Share Ownership

         As of December 31, 2008, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Policies and Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix C to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

         The Manager votes proxies relating to shares of an Underlying Portfolio held by an Allocation Portfolio in the same proportion as the vote of the other Contract owners of the Underlying Portfolio with respect to a particular proposal.

Proxy Voting Records

         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

         In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:


    o        Abel/Noser Corp.                                  o        Morningstar Associates, LLC
    o        Bank of New York                                  o        MarkIt Group Limited
    o        Barclays Capital Point                            o        Ness USA
    o        BARRA TotalRisk System                            o        OMGEO Oasys
    o        Bloomberg L.P.                                    o        Plexus Plan Sponsor Group, Inc.
    o        Cambridge Associates                              o        PricewaterhouseCoopers LLP
    o        Canterbury Consulting                             o        ProxyEdge from Broadridge Financial
                                                                          Solutions, Inc.
    o        Charles River Systems, Inc.                       o        Reuters America, LLC
    o        Deloitte & Touche LLP                             o        RiskMetrics Group
    o        DST International plc                             o        RogersCasey (Equest)
    o        Eagle Investment Systems Corp.                    o        RR Donnelley
    o        Egan Jones                                        o        SS&C Technologies, Inc
    o        Electra Information Systems, Inc.                 o        Salomon Analytics, Inc.
    o        eVestment Alliance                                o        State Street Bank and Trust Company
    o        FactSet Research Systems, Inc.                    o        StarCompliance, Inc.
    o        F T Interactive Data Corporation                  o        Stradley Ronon Stevens & Young, LLP
    o        Glass, Lewis & Co., LLC                           o        Sullivan & Worcester LLP
    o        Informa Investment Services (Efron)               o        SunHard/Protogent (f/k/a Dataware)
    o        Institutional Shareholder Services Inc.           o        S&P
    o        ITG, Inc.                                         o        Thomson/Baseline
    o        Lipper, Inc.                                      o        Thomson Information Services Incorporated
    o        MacGregor/ITG                                     o        Wilshire Analytics/Axiom
    o        Marco Consulting                                  o        YieldBook
    o        Mercer


         The Trust's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                         INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager


         The Trust is managed by MetLife Advisers, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.


         With respect to the Portfolios other than the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004, as amended ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004 and as initial shareholder of American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio and Met/Franklin Templeton Founding Strategy Portfolio on April 25, 2008.

         Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Board of Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

     o    Office space, all necessary office facilities and equipment;

     o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

     o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:



     ------------------------------------------------------ ---------------------------------------------------------
                           Portfolio                                                  Fee
     ------------------------------------------------------ ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                  0.88% of first $500 million of such assets plus 0.83% of
                                                          such assets over $500 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                            0.65% of the first $500 million of such assets plus 0.55% of such assets  over $500  million  up to $1  billion  plus 0.50% of such assets  over $1  billion  up to $1.5  billion  plus 0.45% of such assets  over $1.5  billion  up to $2  billion  plus 0.40% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                      0.60%


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

BlackRock Large Cap Core                                  0.625% of first $250  million of such  assets  plus 0.60% of such assets over $250 million up to $500 million plus 0.575%
                                                          of such assets over $500 million up to $1 billion plus 0.55%
                                                          on such assets  over $1 billion up to $2 billion  plus 0.50%
                                                          of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate                                0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200  million up to $750  million  plus 0.55% of such assets over $750 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                    0.80% of first $100  million of such  assets  plus 0.775% of such assets over $100  million up to $500  million plus 0.750% of such assets  over $500  million up to $1 billion  plus  0.725% on such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Franklin Income                                       0.80% of first $200  million of such  assets  plus 0.675% of such assets over $200  million up to $500  million  plus 0.65% of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares                                0.80%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                               0.75% of first $200 million of such assets plus 0.70% of
                                                          such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                              0.85% of first  $100  million of such  assets  plus 0.80% of such assets  over $100  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Janus Forty                                               0.65% on first $1 billion of such assets plus 0.60% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                            0.70% of first $500  million of such  assets  plus 0.675% of such assets  over $500  million  up to $1  billion  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth                     0.65% of first  $500  million of such  assets  plus 0.60% of such assets  over $500  million  up to $1  billion  plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                   0.65% of the first $200 million of such assets plus 0.63%
                                                          of such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                              0.70% of first  $500  million of such  assets  plus 0.65% of such assets  over $500  million  up to $1  billion  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture                                0.60% of first  $250  million of such  assets  plus 0.55% of such assets over $250  million up to $500  million  plus 0.50% of such assets  over $500  million  up to $1  billion  plus 0.45% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                             0.60% of first $600  million of such  assets plus 0.55% of such assets over $600  million up to $1.1  billion  plus 0.50% of such assets over
                                                          $1.1  billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord  Abbett Mid Cap Value                                0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                            1.05% of first  $250  million of such  assets  plus 1.00% of such assets over $250  million up to $500  million  plus 0.85% of such assets  over $500  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Research International                             0.80% of first  $200  million of such  assets  plus 0.75% of such assets over $200  million up to $500  million  plus 0.70% of such assets  over $500  million  up to $1  billion  plus 0.65% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                          0.65% of first $150 million of such assets plus 0.625% of
                                                          such assets over $150 million up to $300 million plus
                                                          0.60% of such assets over $300 million up to $500 million
                                                          plus 0.55% of such assets over $500 million up to $700
                                                          million plus 0.525% of such assets over $700 million up
                                                          to $900 million plus 0.50% of such assets over $900
                                                          million


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                            0.50% of the first $1.2 billion of such assets plus 0.45%
                                                          of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                        0.50% of the first $1.2  billion of such  assets plus 0.475%
                                                          of such assets over $1.2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer  Fund                                             0.750% of first $250  million of such  assets plus 0.700% of such assets over $250  million up to $500  million plus 0.675% of such assets  over $500  million up to $1 billion  plus  0.650% of such assets  over $1  billion  up to $2  billion  plus  0.600% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                  0.60% of first  $500  million of such  assets  plus 0.55% of such assets over $500 million up to $1 billion plus 0.53% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RCM Technology                                            0.88% of first $500 million of such assets plus 0.85% of
                                                          such assets over $500 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity                                  0.70% of first $150 million of such  assets,  plus 0.675% of such assets over $150 million up to $300  million,  plus 0.65% of such assets  over $300  million up to $1  billion,  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth                              0.75%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Templeton Growth                                      0.70% of first  $100  million of such  assets  plus 0.68% of such assets over $100  million up to $250 million plus 0.67%
                                                          of such assets  over $250  million up to $500  million  plus
                                                          0.66% of such  assets over $500  million up to $750  million plus 0.65% of such assets over $750 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Templeton International Bond                          0.60%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                              0.75% of first $1 billion of such assets plus 0.70% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                     0.80% of first $300 million of such assets plus 0.70% of
                                                          such assets over $300 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                       0.65% of first  $500  million of such  assets  plus 0.60% of such assets  over $500  million up to $1 billion  plus  0.525% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth                                 0.70% of first $200  million of such  assets plus 0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over
                                                          $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation                          0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Aggressive Strategy                               0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Balanced Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Defensive Strategy                                0.10% of first $500  million of such  assets  plus 0.075% of such assets  over $500  million  up to $1  billion  plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Growth Strategy                                   0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MetLife Moderate Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/Franklin Templeton Founding Strategy                  0.05%
---------------------------------------------------------------------------------------------------------------------

         See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "The Distributor," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Original Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Original Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.

----------------------------------------------------------------------------------------------------------------------


                                                                                               12/31/08
                                        Investment         Investment      Other Expenses     Deferred Expense
                                      Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                  Paid              Waived
                ---------             --------------     --------------     ------------     -----------------
Met/AIM Small Cap Growth                $6,294,095             $---              $---                 $
Batterymarch Growth and                  2,248,322           139,303              ---                ---
   Income

BlackRock High Yield                     2,356,983             ---               ---                 ---
BlackRock Large Cap Core                 9,074,950             ---               ---                 ---
Clarion Global Real Estate               7,009,476             ---               ---                 ---
Dreman Small Cap Value                   1,649,524             ---               ---                 ---
Met/Franklin Income(1)                     317,916            11,820             ---                 ---
Met/Franklin Mutual Shares(1)              364,851           193,042             ---                 ---
Goldman Sachs Mid Cap                    3,577,995             ---               ---                 ---

   Value
Harris Oakmark International            14,533,188             ---               ---                 ---
Janus Forty                              7,213,317             ---               ---                 ---
Lazard Mid Cap                           6,079,471             ---               ---               149,971
Legg Mason Partners                      5,794,855             ---               ---                 ---
   Aggressive Growth
Legg Mason Value Equity                  7,593,063             ---               ---                 ---
Loomis Sayles Global Markets             6,379,482             ---               ---                 ---
Lord Abbett Bond Debenture               9,411,430             ---               ---                 ---
Lord Abbett Growth and                  16,341,579             ---               ---                 ---
   Income
Lord Abbett Mid Cap Value                2,594,734             ---               ---               103,409
MFS(R) Emerging Markets                  6,675,682             ---               ---                 ---
   Equity
MFS(R) Research International           12,593,808             ---               ---                 ---
Oppenheimer Capital                      4,664,278             ---               ---                 ---
   Appreciation
PIMCO Inflation Protected                7,548,048             ---               ---                 ---
   Bond
PIMCO Total Return                      22,197,397             ---               ---                 ---
Pioneer Fund                               313,448            17,794             ---                3,371
Pioneer Strategic Income                 2,131,520             ---               ---                 ---
RCM Technology                           1,693,348             ---               ---                 ---
Rainier Large Cap Equity                 4,643,987               147             ---                  228
T. Rowe Price Mid Cap Growth             6,776,690             ---               ---                 ---
Met/Templeton Growth(1)                    255,480            66,824             ---                 ---
Third Avenue Small Cap Value            12,030,650             ---               ---                 ---
Turner Mid Cap Growth                    3,065,760             ---               ---                 ---
Van Kampen Comstock                     10,312,475             ---               ---                 ---
Van Kampen Mid Cap                         723,652             ---               ---                 ---
   Growth
MetLife Aggressive Strategy                595,692            75,771             ---                 ---
MetLife Balanced Strategy                3,355,442             ---               ---                 ---
MetLife Defensive Strategy                 925,559             1,813             ---               43,210
MetLife Growth Strategy                  3,886,625             ---               ---                 ---
MetLife Moderate Strategy                1,488,266             ---               ---                 ---
American Funds Balanced                    187,941           100,635             ---                 ---
   Allocation(1)
American Funds Growth                      309,843           145,377             ---                 ---
   Allocation(1)
American Funds Moderate                    146,901            79,192             ---                 ---
   Allocation(1)

Met/Franklin Templeton                      50,855            85,140             ---                 ---
   Founding Strategy(1)



-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/07
                                     Investment         Investment      Other Expenses     Deferred Expense
                                   Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio               Paid              Waived

Met/AIM Small Cap Growth                $6,752,950         $---              $---              $---
Batterymarch Growth and                  3,071,575        223,355           20,579              ---
   Income

BlackRock High Yield                     1,707,809          ---               ---               24,994

BlackRock Large Cap Core                 7,881,120          ---               ---               82,236

Clarion Global Real Estate               8,580,974          ---               ---               ---

Dreman Small Cap Value                   1,172,742          ---               ---               37,273
Goldman Sachs Mid Cap Value              3,873,402          ---               ---               ---
Harris Oakmark International            18,674,560          ---               ---               ---
Janus Forty                              6,611,066          ---               ---               ---

Lazard Mid Cap                           5,094,851          1,126             ---               ---

Legg Mason Partners                      6,288,191          ---               ---               ---
   Aggressive Growth

Legg Mason Value Equity                  8,949,822          ---               ---               ---
Loomis Sayles Global Markets             5,615,764          ---               ---               ---
Lord Abbett Bond Debenture               9,801,505          ---               ---               70,796

Lord Abbett Growth and                  19,893,949          ---               ---               ---
   Income

Lord Abbett Mid Cap Value                3,269,897          ---               ---               90,000
   Portfolio

MFS(R) Emerging Markets                  5,383,725          ---               ---              375,934
   Equity

MFS(R) Research International           11,403,214          ---               ---               ---
Oppenheimer Capital                      5,633,745          ---               ---               ---
   Appreciation

PIMCO Inflation Protected                6,138,802          ---               ---               ---
   Bond

PIMCO Total Return                      18,014,014          ---               ---               ---

Pioneer Fund                               351,709          9,250             ---              14,246

Pioneer Strategic Income                 1,951,027          ---               ---               ---
RCM Technology                           2,727,184          ---               ---               ---
Rainier Large Cap Equity(2)                664,775             81                ---            ---
T. Rowe Price Mid Cap Growth             7,316,173          ---               ---               ---

Third Avenue Small Cap Value            13,073,985          ---               ---               ---

Turner Mid Cap Growth                    3,118,476          ---               ---               ---

Van Kampen Comstock                     10,152,378          ---               ---               ---

Van Kampen Mid Cap                         664,558          6,445             ---               ---
   Growth

MetLife Aggressive Strategy                773,161         11,142            4,569              ---
MetLife Balanced Strategy                3,396,810          ---               ---               ---
MetLife Defensive Strategy                 630,611         54,067            13,745             ---
MetLife Growth Strategy                  3,850,359          ---               ---               ---
MetLife Moderate Strategy                1,365,189          ---               ---               ---
----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



                                                                                               12/31/06
                                       Investment         Investment      Other Expenses     Deferred Expense
                                     Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                 Paid              Waived

Met/AIM Small Cap Growth                 $5,208,050              $---           $---                $---
Batterymarch Growth and                   2,057,034             225,909          ---                 ---
   Income

BlackRock High Yield                        488,192              24,994          ---                 ---

BlackRock Large Cap Core                  1,014,593              82,236          ---                 ---

Clarion Global Real Estate                6,057,682               ---            ---                 ---

Dreman Small Cap Value                      297,691             108,951          ---                 ---
Goldman Sachs Mid Cap Value               3,106,141               ---            ---                  876
Harris Oakmark International             13,191,319               ---            ---                 ---
Janus Forty                               6,710,661               ---            ---                 ---

Lazard Mid Cap                            3,031,355               ---            ---                 ---

Legg Mason Partners                       5,333,277               ---            ---                 ---
   Aggressive Growth

Legg Mason Value Equity                   4,005,093              54,098          ---              101,700
Loomis Sayles Global Markets              2,059,460               ---            ---                 ---
Lord Abbett Bond Debenture                8,565,789               ---            ---                 ---

Lord Abbett Growth and                   17,136,570               ---            ---                 ---
   Income

Lord Abbett Mid Cap Value                 2,389,129               ---            ---                 ---
   Portfolio

MFS(R) Emerging Markets                   2,022,193             375,934          ---                 ---
   Equity

MFS(R) Research International             8,460,330               ---            ---                 ---
Oppenheimer Capital                       6,068,516               ---            ---                 ---
   Appreciation

PIMCO Inflation Protected                 5,654,987               ---            ---                 ---
   Bond

PIMCO Total Return                       12,360,372               ---            ---                 ---

Pioneer Fund                                320,224              56,750          ---                 ---

Pioneer Strategic Income                  1,854,628               ---            ---                 ---
RCM Technology                            2,334,468               ---                             108,060
T. Rowe Price Mid Cap Growth              5,928,302               ---            ---                 ---

Third Avenue Small Cap Value              8,709,531               ---            ---                 ---

Turner Mid Cap Growth                     2,255,859               ---            ---                 ---

Van Kampen Comstock                       6,849,608               ---            ---                 ---

Van Kampen Mid Cap                          483,646             127,383          ---                 ---
   Growth

MetLife Aggressive Strategy                 701,061              98,965          ---                 ---
MetLife Balanced Strategy                 3,127,701             166,290          ---              246,817
MetLife Defensive Strategy                  454,077             170,658          ---                 ---
MetLife Growth Strategy                   3,009,601              98,229          ---              178,334
MetLife Moderate Strategy                 1,099,558               ---            ---               78,534

-----------------------------------------------------------------------------------------------------------------------
----------------------
(1) For the period 5/1/08 through 12/31/08

(2) For the period 11/1/07 through 12/31/07



         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio) and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large Cap Core Portfolio). Effective April 28, 2008, the Manager changed the Adviser to the Neuberger Berman Real Estate Portfolio (now known as Clarion Global Real Estate Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.



         Following are the Advisers to the Portfolios.

      ------------------------------------------------------ ---------------------------------------------------
                Portfolio                                             Adviser
      ------------------------------------------------------ ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                   Invesco Aim Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                             Batterymarch Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                       BlackRock Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                   BlackRock Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Clarion Global Real Estate                                 ING Clarion Real Estate Securities L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                     Dreman Value Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Franklin Income                                        Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares                                 Franklin Mutual Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                                Goldman Sachs Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Harris Oakmark International                               Harris Associates L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Janus Forty                                                Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                             Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                      ClearBridge Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                    Legg Mason Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                               Loomis, Sayles & Company, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                 Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                              Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value                                  Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                             Massachusetts Financial Services
                                                              Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Research International                              Massachusetts Financial Services
                                                              Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                           OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                             Pacific Investment Management Company
                                                              LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                         Pacific Investment Management Company
                                                              LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Fund                                               Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                   Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RCM Technology                                             RCM Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity                                   Rainier Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth                               T. Rowe Price Associates, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Templeton Growth                                       Templeton Global Advisors Limited
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Templeton International Bond                           Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                               Third Avenue Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                      Turner Investment Partners, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                        Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Van Kampen Mid Cap Growth                                  Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------


         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.


---------------------------------------------- ---------------- ----------------- ----------------


                  Portfolio                       12/31/08          12/31/07         12/31/06
                  ---------                       --------          --------         --------

Met/AIM Small Cap Growth                       $4,254,900        4,559,184        $3,576,194


Batterymarch Growth and Income                 1,037,687         1,417,674           949,401
BlackRock High Yield                           1,374,907           996,222           290,428
BlackRock Large Cap Core                       4,756,211         4,071,350           458,203
Clarion Global Real Estate                     3,834,808         4,691,895         3,316,989
Dreman Small Cap Value                         1,099,514           806,960           211,455
Met/Franklin Income                             183,405(1)           N/A              N/A
Met/Franklin Mutual Shares                      232,593(1)           N/A              N/A
Goldman Sachs Mid Cap Value                    2,099,926         2,268,730         1,830,295
Harris Oakmark International                   9,447,163        12,208,040         8,552,546
Janus Forty                                    3,887,726         3,551,570         3,604,800
Lazard Mid Cap                                 3,436,646         2,886,028         1,731,383
Legg Mason Partners Aggressive                 3,026,859         3,222,082         2,908,325

   Growth
Legg Mason Value Equity                        4,517,563         5,414,178         2,428,561
Loomis Sayles Global Markets                   3,787,219         3,346,169         1,260,814
Lord Abbett Bond Debenture                     4,168,969         4,342,335         3,793,129
Lord Abbett Growth and Income                  7,751,813         9,330,644         8,105,142
Lord Abbett Mid Cap Value                      1,635,220         2,047,158         1,508,695
MFS(R) Emerging Markets                        4,844,836         3,934,568         1,521,475
MFS(R) Research International                  8,076,959         7,344,285         5,533,253

Oppenheimer Capital Appreciation               2,683,355         3,194,424         3,475,880
PIMCO Inflation Protected Bond                 3,588,021         3,014,124         2,827,494
PIMCO Total Return                            10,664,472         9,007,007         6,180,187
Pioneer Fund                                     156,724           175,854           160,112
Pioneer Strategic Income                         888,133           926,013            N/A
RCM Technology                                 1,154,555         1,859,444         1,606,312
Rainier Large Cap Equity                       2,552,531           364,808(2)           N/A
T. Rowe Price Mid Cap Growth                   4,374,075         4,712,834         3,916,356
Met/Templeton Growth                            144,092(1)           N/A              N/A
Third Avenue Small Cap Value                   7,662,596         8,333,276         5,529,774
Turner Mid Cap Growth                          1,953,606         1,986,877         1,435,957
Van Kampen Comstock                            5,815,463         5,731,603         4,000,299
Van Kampen Mid Cap Growth                        465,205           427,216           310,915
-------------------------------------------------------------------------------------------------
----------------------

(1) For the period from 5/1/08 through 12/31/08.

(2) For the period from 11/1/07 through 12/31/07.


     Portfolio Management

         Appendix D to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

     The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2009 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2008, December 31, 2007, and December 31, 2006, an aggregate of $2,550,137, $2,506,645 and $3,424,737, respectively, was paid to the Administrator.

     The Distributor

         With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B, Class C and Class E Distribution Plans for the year ended December 31, 2008:*



      ------------------------------------------------ -----------------------------------------------------
                         Portfolio                          Total Distribution Fee Paid to Distributor
                         ---------                          ------------------------------------------
Met/AIM Small Cap Growth                                               $590,831

BlackRock High Yield                                                     22,944

BlackRock Large Cap Core                                                305,230

Clarion Global Real Estate                                            1,074,198

Dreman Small Cap Value                                                      612

Met/Franklin Income                                                       8,792

Met/Franklin Mutual Shares                                               25,023

Goldman Sachs Mid Cap Value                                             379,395

Harris Oakmark International                                          1,785,924

Janus Forty                                                             362,658

Lazard Mid Cap                                                          559,401

Legg Mason Partners Aggressive                                          444,063
   Growth

Legg Mason Value Equity                                                 270,372

Loomis Sayles Global Markets                                            194,220

Lord Abbett Bond Debenture                                            1,794,372

Lord Abbett Growth and Income                                         2,977,279

Lord Abbett Mid Cap Value                                               818,350

MFS(R) Emerging Markets                                                 339,209

MFS(R) Research International                                         1,848,310

Oppenheimer Capital Appreciation                                      1,042,017

PIMCO Inflation Protected Bond                                        1,446,803

PIMCO Total Return                                                    3,524,082

Pioneer Strategic Income                                                  8,306

RCM Technology                                                          339,946

Rainier Large Cap Equity                                                 78,260

T. Rowe Price Mid Cap Growth                                          1,112,669

Met/Templeton Growth                                                      3,735

Third Avenue Small Cap Value                                          1,565,657

Turner Mid Cap Growth                                                   192,475

Van Kampen Comstock                                                     345,921

Van Kampen Mid Cap Growth                                               186,995

MetLife Aggressive Strategy                                           1,575,747

MetLife Balanced Strategy                                            14,899,037

MetLife Defensive Strategy                                            2,766,543

MetLife Growth Strategy                                              17,549,401

MetLife Moderate Strategy                                             5,563,778

American Funds Balanced Allocation                                    1,032,354

American Funds Growth Allocation                                      1,702,606

American Funds Moderate Allocation                                      806,703

Met/Franklin Templeton Founding                                         253,014
   Strategy
------------------------------------------------------------------------------------------------------------

         * Other than American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio, the Portfolios currently do not offer Class C shares.

         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares.

     Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

     Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

     Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

     Legal Matters

         Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.


     Independent Registered Public Accounting Firm

         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts, serves as the Trust's independent registered public accounting firm.

                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                               NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if the last traded price is higher) or the last ask price (if the last traded price is lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                             FEDERAL INCOME TAXES

         Each Portfolio, including each Underlying Portfolio, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership ("Income Requirement"); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed ("Distribution Requirement"), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Underlying Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in an Underlying Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus, so long as each Portfolio and Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Underlying Portfolio or substitute the shares of one Portfolio or Underlying Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's Adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

         Income that Clarion Global Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Clarion Global Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         A Portfolio may invest in certain futures and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be subject to
Section 1256 of the Code ("Section 1256 contracts). Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain) and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (i.e., a straddle, which it clearly identifies in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

         Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Portfolio's losses from such foreign currency transactions exceed its other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

         Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

         When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's tax basis.

         A Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") must include in its gross income the OID that accrues on those securities during the taxable year. Similarly, a Portfolio that invests in PIK securities generally must include in its gross income securities it receives as "interest" on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



                   ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 50 series, 48 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Prospectus for each Portfolio describes the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Class A, Class B, Class C and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies
- Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2008, MetLife owned substantially all of the Trust's outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2008, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                FINANCIAL STATEMENTS

         The financial statements of the Met/AIM Small Cap Growth, Batterymarch Growth and Income, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock, Van Kampen Mid Cap Growth, American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation and Met/Franklin Templeton Founding Strategy Portfolios for the year ended December 31, 2008, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information.


                                                                                                      APPENDIX A

                                                                   MET INVESTOR SERIES TRUST
                                                               SUMMARY OF INVESTMENT STRATEGIES

                                                      The information in this Appendix is subject to the
                                                    fundamental and non-fundamental investment restrictions
                                                       and policies including operating policies of the
                                                             Portfolios as set forth in this SAI.

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                                            Asset                             Collateralized                      Credit
                                            Backed               Brady       Debt Obligations     Convertible    Default
                                          Securities    Bonds      Bonds                          Securities      Swaps
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
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Met/AIM Small Cap Growth                      Y           Y          N               Y                 Y            Y
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Batterymarch Growth and Income                N           N          N               N                 N            N
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BlackRock High Yield                          Y           Y          Y               Y                 Y            Y
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BlackRock Large Cap Core                      N           Y          N               N                 Y            N
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Clarion Global Real Estate                    N           Y          N               N                 Y            N
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Dreman Small Cap Value                        N           Y          Y               N                 Y            N
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Met/Franklin Income                           N           Y          N               N                 Y            N
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Met/Franklin Mutual Shares                    N           Y          N               N                 Y            N
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Goldman Sachs Mid Cap Value                   Y           Y          N               N                 Y            N
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Harris Oakmark International                  N           Y          N               N                 Y            N
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Janus Forty                                   Y           Y          Y               Y                 Y            Y
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Lazard Mid Cap                               Y-5%         Y          N               N                 Y            N
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Legg Mason Partners Aggressive Growth         N           Y          N               N                 Y            N
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Legg Mason Value Equity                       Y           Y          N               Y                 Y            N
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Loomis Sayles Global Markets                  Y           Y          Y               Y                 Y            Y
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Lord Abbett Bond Debenture                    Y           Y          N               N                 Y            Y
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Lord Abbett Growth and Income                 N           Y          N               N                 Y            N
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Lord Abbett Mid Cap Value                     N           Y          N               N                 Y            N
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MFS(R) Emerging Markets Equity                N           Y          Y               N                 Y            N
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MFS(R)Research International                  N           Y          N               N                 Y            N
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Oppenheimer Capital Appreciation              N           Y          N               N                 Y            N
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PIMCO Inflation Protected Bond                Y           Y          Y               Y                 Y            Y
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PIMCO Total Return                            Y           Y          Y               Y                 Y            Y
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Pioneer Fund                                  Y           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
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Pioneer Strategic Income                      Y           Y          Y               Y                 Y          Y-15%
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
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RCM Technology                                N           Y          N               N                 Y            N
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Rainier Large Cap Equity                      N           Y          N               N                 Y            N
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T. Rowe Price Mid Cap Growth                Y-10%         Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
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Met/Templeton International Bond              N           Y          Y               Y                 Y            Y
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
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Met/Templeton Growth                          N           Y          N               N                 Y            N
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Third Avenue Small Cap Value                  Y           Y          N               N                 Y            N
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Turner Mid Cap Growth                         N           N          N               N                 N            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Van Kampen Comstock                           N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------
Van Kampen Mid Cap Growth                     N           Y          N               N                 Y            N
---------------------------------------- ------------- --------- ----------- ------------------ ----------------------------





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                                          Credit                                   Event                 Foreign Currency
                                          Linked     Depositary   Dollar Rolls    Linked                   Transactions
                                           Notes     Receipts(1)                   Bonds    Floaters
----------------------------------------------------------------- ------------- ------------------------ ------------------
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Met/AIM Small Cap Growth                     N            Y            Y             N          N                Y
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Batterymarch Growth and Income               N            Y            N             N          N                N
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BlackRock High Yield                         Y            Y            Y             Y          Y                Y
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BlackRock Large Cap Core                     N            Y            N             N          N                Y
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Clarion Global Real Estate                   N            Y            N             N          N                Y
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Dreman Small Cap Value                       N            Y            N             N          N                Y
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Met/Franklin Income                          N            Y            N             N          N                N
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Met/Franklin Mutual Shares                   N            Y            N             N          N                Y
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Goldman Sachs Mid Cap Value                  N            Y            N             N          N                Y
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Harris Oakmark International                 N            Y            N             N          N                Y
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Janus Forty                                  N            Y            N             N          Y                Y
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Lazard Mid Cap                               N            Y            Y             N          N                Y
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Legg Mason Partners Aggressive Growth        N            Y            N             N          Y                Y
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Legg Mason Value Equity                      N            Y            Y             N          Y                Y
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Loomis Sayles Global Markets               Y-5%           Y            Y             N          Y                Y
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Lord Abbett Bond Debenture                   N            Y            Y             N          Y                Y
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Lord Abbett Growth and Income                N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
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Lord Abbett Mid Cap Value                    N            Y            N             N          N                Y
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MFS(R) Emerging Markets Equity               N            Y            N             N          N                Y
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MFS(R)Research International                 N            Y            N             N          N                Y
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----------------------------------------------------------------- ------------- ------------------------ ------------------
Oppenheimer Capital Appreciation             N            Y            Y             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
PIMCO Inflation Protected Bond             Y-5%           Y            Y           Y-5%         Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
PIMCO Total Return                         Y-5%           Y            Y           Y-5%         Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Pioneer Fund                                 N            Y            N             N          Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Pioneer Strategic Income                     Y            Y            Y           Y-5%         Y                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
RCM Technology                             Y-5%           Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Rainier Large Cap Equity                     N            Y            N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
T. Rowe Price Mid Cap Growth                 N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/Templeton International Bond             N            Y            Y             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Met/Templeton Growth                         N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Third Avenue Small Cap Value                 N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Turner Mid Cap Growth                        N          Y-10%          N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Van Kampen Comstock                          N            Y            N             N          N                N
----------------------------------------------------------------- ------------- ------------------------ ------------------
----------------------------------------------------------------- ------------- ------------------------ ------------------
Van Kampen Mid Cap Growth                    N            Y            N             N          N                Y
----------------------------------------------------------------- ------------- ------------------------ ------------------





------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
                                                               Forward
                                                          Commitments, When                                       Illiquid
                                                              Issued and       High Yield,                      Securities or
                                                           Delayed Delivery     High Risk                       Non-Publicly
                                              Foreign         Securities       Securities        Hybrid            Traded
                                            Securities                                         Investments       Securities
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/AIM Small Cap Growth                       Y-25%            Y-25%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Batterymarch Growth and Income                 Y-20%            Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
BlackRock High Yield                           Y-10%            Y-15%               Y             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
BlackRock Large Cap Core                       Y-10%            Y-15%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Clarion Global Real Estate                       Y              Y-15%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Dreman Small Cap Value                         Y-10%             Y-5%               Y               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Franklin Income                            Y-25%              N                 Y               N               Y-10%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Franklin Mutual Shares                     Y-35%              N                 Y             Y-5%             Y >15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Goldman Sachs Mid Cap Value                    Y-25%              Y               Y-20%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Harris Oakmark International                     Y                Y                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Janus Forty                                    Y-(2)            Y-15%             Y-35%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lazard Mid Cap                                 Y-25%            Y-25%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Legg Mason Partners Aggressive Growth          Y-25%              N                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Legg Mason Value Equity                        Y-25%            Y-15%             Y-10%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Loomis Sayles Global Markets                     Y                Y                 Y             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lord Abbett Bond Debenture                   Y-20%(3)           Y-15%               Y               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lord Abbett Growth and Income                Y-20%(3)           Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Lord Abbett Mid Cap Value                    Y-10%(3)           Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
MFS(R) Emerging Markets Equity                   Y              Y-15%             Y-10%             N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
MFS(R) Research International                    Y-(4)          Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Oppenheimer Capital Appreciation               Y-35%            Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
PIMCO Inflation Protected Bond                 Y-30%              Y               Y-10%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
PIMCO Total Return                             Y-30%              Y               Y-10%           Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Pioneer Fund                                 Y-20%(5)             Y               Y-5%            Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Pioneer Strategic Income                       Y-85%              Y             Y-70%(8)          Y-10%             Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
RCM Technology                                 Y-50%            Y-15%               N             Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Rainier Large Cap Equity                     Y-25%(6)             Y                 N               N                 N
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
T. Rowe Price Mid Cap Growth                   Y-25%            Y-10%             Y-10%           Y-10%             Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Templeton International Bond                 Y              Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Met/Templeton Growth                             Y                N                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Third Avenue Small Cap Value                 Y-35%(7)           Y-15%             Y-5%            Y-5%              Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Turner Mid Cap Growth                          Y-10%              Y                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Van Kampen Comstock                            Y-25%              Y                 N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------
Van Kampen Mid Cap Growth                      Y-25%            Y-15%               N               N               Y-15%
------------------------------------------ -------------- ------------------- -------------- ---------------- ------------------







------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------


                                                                                           Investment      Loans and Other
                                           Inflation-Indexed               Interest          Grade       Direct Indebtedness
                                            Securities     Indexed           Rate             Debt
                                                          Securities     Transactions      Securities
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/AIM Small Cap Growth                        N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Batterymarch Growth and Income                  N             Y               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
BlackRock High Yield                            Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
BlackRock Large Cap Core                        Y             Y               Y                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Clarion Global Real Estate                      N             N              Y-5%              Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Dreman Small Cap Value                          N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Franklin Income                             Y             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Franklin Mutual Shares                      Y             N               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Goldman Sachs Mid Cap Value                     N             N               N              Y-20%                N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Harris Oakmark International                    N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Janus Forty                                     Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lazard Mid Cap                                  N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Legg Mason Partners Aggressive Growth           N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Legg Mason Value Equity                         N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Loomis Sayles Global Markets                    Y             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lord Abbett Bond Debenture                      N             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lord Abbett Growth and Income                   N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Lord Abbett Mid Cap Value                       N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
MFS(R) Emerging Markets Equity                  N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
MFS(R) Research International                   N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Oppenheimer Capital Appreciation                N             N               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
PIMCO Inflation Protected Bond                  Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
PIMCO Total Return                              Y             Y               Y                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Pioneer Fund                                    Y             Y               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Pioneer Strategic Income                        Y             Y               Y                Y                Y-10%
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
RCM Technology                                  N             N               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Rainier Large Cap Equity                        N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
T. Rowe Price Mid Cap Growth                    N             N               N                Y                 Y-5%
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Templeton International Bond                Y             N               Y                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Met/Templeton Growth                            Y             N               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Third Avenue Small Cap Value                    N             N               N                Y                  Y
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Turner Mid Cap Growth                           N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Van Kampen Comstock                             N             Y               N                Y                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------
Van Kampen Mid Cap Growth                       N             N               N                N                  N
------------------------------------------ ------------- ------------- ----------------- --------------- ---------------------






----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------

                                                                                            Municipal Fixed
                                          Money Market   Mortgage-Backed  Mortgage Dollar        Income         Options and
                                           Securities      Securities           Roll           Securities         Futures
                                                                            Transactions                        Transactions
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/AIM Small Cap Growth                        Y               Y                Y                 N              Y-5% (9)
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Batterymarch Growth and Income                  Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
BlackRock High Yield                            Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
BlackRock Large Cap Core                        Y               N                N                 N                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Clarion Global Real Estate                      Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Dreman Small Cap Value                          Y               N                N                 N               Y-10%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Franklin Income                             Y               Y                Y                 Y                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Franklin Mutual Shares                      Y               Y                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Goldman Sachs Mid Cap Value                     Y               Y                N                 N                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Harris Oakmark International                    Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Janus Forty                                     Y               Y                N                 N               Y-10%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lazard Mid Cap                                  Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Legg Mason Partners Aggressive Growth           Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Legg Mason Value Equity                         Y               Y                Y                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Loomis Sayles Global Markets                    Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lord Abbett Bond Debenture                      Y               Y                Y                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lord Abbett Growth and Income                   Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Lord Abbett Mid Cap Value                       Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
MFS(R) Emerging Markets Equity                  Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
MFS(R) Research International                   Y               Y                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Oppenheimer Capital Appreciation                Y               N                Y                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
PIMCO Inflation Protected Bond                  Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
PIMCO Total Return                              Y               Y                Y                 Y                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Pioneer Fund                                    Y               Y                N                 Y               Y(10)
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Pioneer Strategic Income                        Y               Y                Y                 Y               Y(10)
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
RCM Technology                                  Y               N                N                 N                 Y
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Rainier Large Cap Equity                        Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
T. Rowe Price Mid Cap Growth                    Y             Y-10%              N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Templeton International Bond                Y               Y                N                 Y                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Met/Templeton Growth                            Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Third Avenue Small Cap Value                    Y               Y                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Turner Mid Cap Growth                           Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Van Kampen Comstock                             Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------
Van Kampen Mid Cap Growth                       Y               N                N                 N                Y-5%
----------------------------------------- -------------- ---------------- ----------------- ----------------- -----------------



----------------------------------------- ------------- ------------- ---------------- --------------- -------------------


                                               Other                                                        Reverse
                                            Investment   Preferred      Real Estate      Repurchase        Repurchase
                                             Companies     Stocks       Investments      Agreements        Agreements
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/AIM Small Cap Growth                         Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Batterymarch Growth and Income                   Y           Y             Y-5%              N                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
BlackRock High Yield                             Y           Y               Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
BlackRock Large Cap Core                         Y           Y               Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Clarion Global Real Estate                       Y           Y               Y               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Dreman Small Cap Value                           Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Franklin Income                              Y           Y               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Franklin Mutual Shares                       Y           N               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Goldman Sachs Mid Cap Value                      Y           Y               Y             Y-15%               N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Harris Oakmark International                     Y           Y               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Janus Forty                                      Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lazard Mid Cap                                   Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Legg Mason Partners Aggressive Growth            Y           N               N               N                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Legg Mason Value Equity                          Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Loomis Sayles Global Markets                     Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lord Abbett Bond Debenture                       Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lord Abbett Growth and Income                    Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Lord Abbett Mid Cap Value                        Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
MFS(R) Emerging Markets Equity                   Y           Y             Y-5%              Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
MFS(R) Research International                    Y           Y             Y-5%              Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Oppenheimer Capital Appreciation                 Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
PIMCO Inflation Protected Bond                   Y         Y-10%             Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
PIMCO Total Return                               Y         Y-10%             Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Pioneer Fund                                     Y           Y             Y-20%             Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Pioneer Strategic Income                         Y           Y               Y               Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
RCM Technology                                   Y           Y             Y-5%              Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Rainier Large Cap Equity                         N           Y             Y-5%              Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
T. Rowe Price Mid Cap Growth                     Y           Y             Y-10%             N                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Templeton International Bond                 Y           Y               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Met/Templeton Growth                             N           N               N               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Third Avenue Small Cap Value                     Y           Y             Y-15%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Turner Mid Cap Growth                            Y           Y               Y               Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Van Kampen Comstock                              Y         Y-10%           Y-10%             Y                 N
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------
Van Kampen Mid Cap Growth                        Y         Y-10%           Y-10%             Y                 Y
----------------------------------------- ------------- ------------- ---------------- --------------- -------------------





----------------------------------------------------------- ----------------- --------------- ---------------
                                            Rights and         Securities      Short Sales      Structured
                                             Warrants          Loans(12)           (13)           Notes
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/AIM Small Cap Growth                        Y                  Y                Y               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Batterymarch Growth and Income                  Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
BlackRock High Yield                            Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
BlackRock Large Cap Core                        Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Clarion Global Real Estate                      Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Dreman Small Cap Value                         Y-5%                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Franklin Income                             Y                  N                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Franklin Mutual Shares                      Y                  N                Y               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Goldman Sachs Mid Cap Value                     Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Harris Oakmark International                    Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Janus Forty                                     Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lazard Mid Cap                                  Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Legg Mason Partners Aggressive Growth         Y(11)                N                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Legg Mason Value Equity                         Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Loomis Sayles Global Markets                    Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lord Abbett Bond Debenture                    Y(11)                Y                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lord Abbett Growth and Income                 Y(11)                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Lord Abbett Mid Cap Value                     Y(11)                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
MFS(R) Emerging Markets Equity                  Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
MFS(R) Research International                   Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Oppenheimer Capital Appreciation                Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
PIMCO Inflation Protected Bond                 Y-5%                Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
PIMCO Total Return                             Y-5%                Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Pioneer Fund                                    Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Pioneer Strategic Income                        Y                  Y                Y               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
RCM Technology                                  Y                  Y                Y               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Rainier Large Cap Equity                        N                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
T. Rowe Price Mid Cap Growth                    Y                  Y                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Templeton International Bond                Y                  Y                N               Y
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Met/Templeton Growth                            Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Third Avenue Small Cap Value                    Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Turner Mid Cap Growth                           Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Van Kampen Comstock                           Y(11)                Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------
----------------------------------------------------------- ----------------- --------------- ---------------
Van Kampen Mid Cap Growth                       Y                  Y                N               N
----------------------------------------------------------- ----------------- --------------- ---------------








------------------------------------------- -------------------- --------------------------- ----------------------------------
                                                                 U.S. Government Securities   Zero Coupon, Deferred Interest
                                                   Swaps                                               and PIK Bonds
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/AIM Small Cap Growth                             Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Batterymarch Growth and Income                       N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
BlackRock High Yield                                 Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
BlackRock Large Cap Core                             Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Clarion Global Real Estate                         Y-5%                      Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Dreman Small Cap Value                               N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Franklin Income                                  N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Franklin Mutual Shares                           Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Goldman Sachs Mid Cap Value                          N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Harris Oakmark International                         N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Janus Forty                                          Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lazard Mid Cap                                       N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Legg Mason Partners Aggressive Growth                N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Legg Mason Value Equity                              N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Loomis Sayles Global Markets                         Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lord Abbett Bond Debenture                           Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lord Abbett Growth and Income                        Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Lord Abbett Mid Cap Value                            Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
MFS(R) Emerging Markets Equity                       Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
MFS(R) Research International                        Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Oppenheimer Capital Appreciation                     N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
PIMCO Inflation Protected Bond                       Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
PIMCO Total Return                                   Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Pioneer Fund                                         Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Pioneer Strategic Income                             Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
RCM Technology                                       Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Rainier Large Cap Equity                             N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
T. Rowe Price Mid Cap Growth                         N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Templeton International Bond                     Y                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Met/Templeton Growth                                 Y                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Third Avenue Small Cap Value                         N                       Y                               Y
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Turner Mid Cap Growth                                N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Van Kampen Comstock                                  N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------
------------------------------------------- -------------------- --------------------------- ----------------------------------
Van Kampen Mid Cap Growth                            N                       Y                               N
------------------------------------------- -------------------- --------------------------- ----------------------------------

(1)      Considered to be foreign securities except that the Batterymarch Growth and Income, BlackRock High Yield, Goldman
         Sachs Mid Cap Value, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Lord Abbett Bond Debenture,
         Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, RCM Technology and Turner Mid Cap Growth Portfolios
         do not consider American Depositary Receipts listed on a U. S. exchange to be foreign securities.
(2)      The Adviser currently typically invests between 25% to 35% of the Portfolio's assets in foreign securities.
         The Adviser does not consider securities of companies domiciled outside of the U.S. but which conduct a majority of their business in the U.S. and whose securities are traded on a U.S. exchange to be "foreign securities."
(3)      The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
(4)      25% limit in emerging markets.
(5)      5% limit in emerging markets.
(6)      The Adviser intends to limit investments in foreign securities to U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.


(7)      The Adviser intends to limit its investments in foreign securities to companies issuing U.S. dollar denominated American
         Depositary Receipts which, in the judgment of its Adviser, otherwise provide financial information which provides the
         Adviser with substantially similar financial information as SEC disclosure requirements.


(8)      Not more than 20% of its assets will be invested in debt securities related below CCC by S&P or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent quality by the Adviser.
(9)      Met/AIM Small Cap Growth Portfolio will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets.
(10)     Although there is no specific limitation on derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging.
(11)     The Portfolio will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.
(12)     Limited to 33 1/3% of the value of the Portfolio's total assets.
(13)     The Janus Forty (up to 8% of its total assets), PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Technology
         Portfolios may make short sales of securities that they do not own.


                                APPENDIX B
                            Securities Ratings

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch ratings are as follows:

o AAA - The highest rating assigned. This rating is assigned to the "best" credit risk relative to other issues or issuers.

o        AA - A very strong credit risk relative to other issues or issuers.
         The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

o A - A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

o        BBB - An adequate credit risk relative to other issues or issuers.
         However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

o        BB - A fairly weak credit risk relative to other issues or issuers.
         Payment of these financial commitments is uncertain to some degree and capacity for timely repayments remains more vulnerable to adverse economic change over time.

o B - Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

o CCC, CC, C - These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, variable business or economic developments.

o DDD,DD,D - These categories are assigned to entities or financial commitments which are currently in default.

PLUS (+) or MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch Ratings

         Commercial Paper Ratings. Fitch employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                              APPENDIX C
                       Proxy Voting Policies


Invesco Aim Proxy Voting Guidelines
(Effective as of March 31, 2008)

The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc.
(collectively, "Invesco Aim").(1)


Introduction

Our Belief
The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.

Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



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Proxy administration


The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.





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Important principles underlying the Invesco Aim Proxy Voting Guidelines


I.       Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

o Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

         Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.

o Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

o Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

o Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

o Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

o Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

o Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

o Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

o Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.


II.      Incentives

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

o Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

o Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

o Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

o Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.





III.     Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.


IV.      Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.


V.       Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.


VI.      Shareholder Proposals on Corporate Governance

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.


VII. Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.


VIII.    Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.


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Summary


These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.



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Exceptions

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"Share-blocking"

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.


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Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.


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Policies and Vote Disclosure


A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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Footnotes

(1)AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM China Fund, AIM Floating Rate Fund, AIM Global Real Estate Fund, AIM International Core Equity Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Real Estate Fund, AIM S&P 500 Index Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund, AIM Structured Value Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund, AIM Trimark Small Companies Fund, Series C and Series M are available at our website, http://www.invescoaim.com.





                      Proxy Voting Policies and Procedures
                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                                    Effective
                                   June, 2008


                   Table of Contents
                                                                                                        Page

I.       SCOPE OF COMMITTEE RESPONSIBILITIES ............................................................2
II.      SPECIAL CIRCUMSTANCES...........................................................................3
A.       Routine Consents................................................................................3
B.       Securities on Loan .............................................................................4
C.       Voting Proxies for Non-US Companies ............................................................4
D.       Securities Sold After Record Date...............................................................4
  E.      Conflicts of Interest .........................................................................5
III.      VOTING GUIDELINES .............................................................................5
A.       Boards of Directors ............................................................................5
B.       Auditors........................................................................................8
C.       Compensation and Benefits ......................................................................9
D.       Capital Structure............................................................................. 11
E.       Corporate Charter and By-Laws ................................................................ 12
F.       Corporate Meetings............................................................................ 13
G.       Investment Companies.......................................................................... 13
H.       Environmental and Social Issues............................................................... 14
IV.       NOTICE TO CLIENTS............................................................................ 18


                      Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (the "Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets. When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those


--------------------

1 The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
2 In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
3 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003). 4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
5 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

    policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

    In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

    The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

    The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines. The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)


---------------------------

    6 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
    7 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate. 8 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

A.           Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

B.       Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

C.       Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner's ability to exercise votes; (iii) requirements to vote proxies in person; (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

D.               Securities Sold After Record Date

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

E.              Conflicts of Interest

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III. VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.               Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee's general policy is to vote:


-------------------------------------------------------------------------------
             VOTE and DESCRIPTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
A. 1      FOR nominees for director of United States companies in
            uncontested elections, except for nominees who o have missed at least two meetings and, as a result,
                     attended less than 75% of meetings of the Board of
                     Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company
                     business
            o        voted to implement or renew a "dead-hand" poison
                     pill
            o        ignored a shareholder proposal that was approved by
                     either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
            o        failed to act on takeover offers where the majority of
                     the shareholders have tendered their shares
            o        are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not
                     have such committees composed exclusively of independent
                     directors
            o        on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
            o        sit on more than six boards of public companies
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.2        FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.3         FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.4        AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.5         AGAINST proposals supporting cumulative voting
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 A.6         FOR proposals eliminating cumulative voting
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 A.7         FOR proposals supporting confidential voting
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 A.8         FOR proposals seeking election of supervisory board members
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----------------------------------------------------------------------------------------
 A.9        AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 A.10       AGAINST shareholder proposals for term limits for directors
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----------------------------------------------------------------------------------------
 A.11       FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
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----------------------------------------------------------------------------------------

 A.         12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
----------------------------------------------------------------------------------------

-----------------------

9 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.



 ---------------------------------------------------------------------------------------
   A.13      FOR proposals requiring a majority of independent directors on a
             Board of Directors
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.14      FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.15     FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  A.         16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.17      FOR proposals to elect account inspectors
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  A.         18 FOR proposals to fix the membership of a Board of Directors at a specified size
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  A.         19 FOR proposals permitting shareholder ability to nominate directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.20      AGAINST proposals to eliminate shareholder ability to nominate directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.21      FOR proposals permitting shareholder ability to remove directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.22      AGAINST proposals to eliminate shareholder ability to remove directors directly
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.23      FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.24     FOR precatory and binding resolutions requesting that the board change the company's by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.
            Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.25      AGAINST shareholder proposals requiring two candidates per board seat
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.26      AGAINST proposals to eliminate entirely directors' and officers'
             liability for monetary damages for violating the duty of care
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.27      AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   A.28      AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification"), but that previously the company was not required to indemnify
 ---------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.29      FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

             o If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and

             o If only the director's legal expenses would be covered
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.30      AGAINST proposals that provide that directors may be removed only for cause
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.31      FOR proposals to restore shareholders' ability to remove
              directors with or without cause
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.32      AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    A.33      FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the
              Investment Company Act of 1940, as amended
 ----------------------------------------------------------------------------------------



B.         Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:



 ----------------------------------------------------------------------------------------
   B.1       FOR approval of independent auditors, except for
             o     auditors that have a financial interest in, or material
                   association with, the company they are auditing, and are
                   therefore believed by the Committee not to be independent
             o     auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's
                   financial situation
             o     on a case-by-case  basis,  auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    B.2       FOR proposals seeking authorization to fix the remuneration of auditors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    B.3       FOR approving internal statutory auditors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    B.4       FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
 ----------------------------------------------------------------------------------------


C.               Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:



 ----------------------------------------------------------------------------------------
   C.1        IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely
             ----------------------------------------------------------------------------
             ----------------------------------------------------------------------------
             on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the
             Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.2         FOR proposals to eliminate retirement benefits for outside directors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.3         AGAINST proposals to establish retirement benefits for outside directors
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.4         FOR proposals approving the remuneration of directors or of supervisory board members
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.5         AGAINST proposals to reprice stock options
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.6         FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.7         FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.8         AGAINST proposals seeking to pay outside directors only in stock
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.9         FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.10        AGAINST proposals to ban all future stock or stock option
              grants to executives
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.11        AGAINST option plans or grants that apply to directors or
              employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.12        FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
  C.13        FOR shareholder proposals - based on a case-by-case analysis -
              that request the Board to establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives
 ----------------------------------------------------------------------------------------




 ---------------------------------------------------------------------------------------
   C.14      AGAINST executive compensation plans in which there is a no connection between the CEO's pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.15      WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.16      FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.17       FOR shareholder proposals seeking disclosure regarding the company,
             Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.18       AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of
             compensation
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  C.19       FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.20      FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans ("SERP")
             agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.21      FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the SERP's definition of covered compensation used to establish such benefits
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.22      AGAINST the equity plan if any of the following factors apply:
            o The total cost of the company's equity plans is
              unreasonable;
            o The plan expressly permits the repricing of stock options without prior shareholder approval; o There is a disconnect between CEO pay and the company's performance; and/or o The plan is a vehicle for poor compensation practices
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   C.23      FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
 ---------------------------------------------------------------------------------------




 ----------------------------------------------------------------------------------------
    C.24      AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    C.25      FOR shareholder proposals to put option repricings to a
              shareholder vote
 ----------------------------------------------------------------------------------------



D.           Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:



 ----------------------------------------------------------------------------------------
   D.1       AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.2        FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.3        FOR management proposals approving share repurchase programs
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.4        FOR management proposals to split a company's stock
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.5        FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.6        FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.7       AGAINST proposals to create a new class of common stock with superior voting rights
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.8        AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.9        FOR proposals to create a new class of nonvoting or sub-voting common stock if:
             o        It is intended for financing purposes with minimal or no dilution to current shareholders; and
             o        It is not designed to preserve the voting power of an insider or significant shareholder
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.         10 AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.         11 FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
 ----------------------------------------------------------------------------------------




 ----------------------------------------------------------------------------------------
   D.12       FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.13       FOR management proposals to implement a reverse stock split to avoid delisting
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    D.14      FOR management proposals to increase the common share authorization for a stock split or share dividend
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   D.15       FOR management proposals to institute open-market share
              repurchase plans in which all shareholders may participate on equal terms
 ----------------------------------------------------------------------------------------



E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.

The Committee's general policy is to vote:



 ----------------------------------------------------------------------------------------
   E.1        AGAINST proposals seeking to adopt a poison pill
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.2        FOR proposals seeking to redeem a poison pill
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.3        FOR proposals seeking to have poison pills submitted to
              shareholders for ratification
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.4        FOR management proposals to change the company's name
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.5       AGAINST proposals to require a supermajority shareholder vote
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.6        FOR proposals to lower supermajority vote requirements
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.7        AGAINST proposals giving the board exclusive authority to amend the bylaws
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.8        FOR proposals giving the board the ability to amend the bylaws in addition to shareholders
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.9        CASE-BY-CASE on proposals to change a company's state of
              incorporation, taking into consideration both financial and corporate governance concerns, including: - The reasons for reincorporating - A comparison of the governance provisions -
              Comparative economic benefits, and - A comparison of the
              jurisdiction laws
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.10       FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   E.11       FOR proposals to restore, or provide shareholders with rights of appraisal
 ----------------------------------------------------------------------------------------


F.            Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee's general policy is to vote:



----------------------------------------------------------------------------------------

   F.1        AGAINST proposals that seek authority to act on "any other business that may arise"
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.2        FOR proposals designating two shareholders to keep minutes of the meeting
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.3        FOR proposals concerning accepting or approving financial
              statements and statutory reports
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.4        FOR proposals approving the discharge of management and the supervisory board
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.5        FOR proposals approving the allocation of income and the dividend
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.6        FOR proposals seeking authorization to file required
              documents/other formalities
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.7        FOR proposals to authorize the corporate board to ratify and execute approved resolutions
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.8        FOR proposals appointing inspectors of elections
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.9        FOR proposals electing a chair of the meeting
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.10       FOR proposals to permit "virtual" shareholder meetings over the
              Internet
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F. 11 AGAINST proposals to require rotating sites for shareholder meetings
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
   F.         12 AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)
 ----------------------------------------------------------------------------------------



G.    Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders. The Committee's general policy is to vote:



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   G.1       FOR nominees for director of mutual funds in uncontested elections, except for nominees who o have missed at least two meetings and, as a result, attended less
               than 75% of meetings of the Board of Directors and its
               committees the previous year, unless the nominee missed the meeting due to illness or fund business
             o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
             o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
             o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
 ----------------------------------------------------------------------------------------
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    G.2       FOR the establishment of new series or classes of shares
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.3       AGAINST proposals to change a fund's investment objective to nonfundamental
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.4      FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    G.5       AGAINST a shareholder proposal for the establishment of a director ownership requirement
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    G.6       FOR classified boards of closed-end investment companies
 ----------------------------------------------------------------------------------------
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    G.6       AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
 ----------------------------------------------------------------------------------------



H.              Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:



 ----------------------------------------------------------------------------------------
    H.1       AGAINST proposals seeking to have companies adopt
              international codes of conduct
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
    H.2       AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:
              -  environmental liabilities;
              -  bank lending policies;
              - corporate political contributions or activities;
              - alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;
              - costs and risk of doing business in any individual country or the standards of operations in such country;
              - involvement in nuclear defense systems or other military products; - animal welfare standards; - pricing policies; - the use of certain commodities, genetically modified materials
               or chemicals;
             - sustainability and other perceived political, environmental or social issues that do not directly relate to the economic
               operations of the company;
             - charitable contributions made by the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.3       AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.4       AGAINST proposals seeking implementation of the CERES principles
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.5       FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless: -
             The company already provides current, publicly available
               information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
              - The company's level of disclosure is comparable to or better than information provided by industry peers; and -There are no significant fines, penalties, or litigation associated with the company's environmental performance
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.6       AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from
             greenhouse gas emissions
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.7       FOR resolutions requesting that companies outline their
             preparations to comply with standards established by Kyoto Protocol signatory markets unless:
              -The company does not maintain operations in Kyoto signatory markets; -The company already evaluates and substantially discloses such
              information;
              -Greenhouse gas emissions do not significantly impact the
              company's core businesses; or
             -The company is not required to comply with the Kyoto Protocol standards
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.8       AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.9       AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing
             commensurate value to shareholders
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.10      AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.11      AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.12      AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
  H.13       AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.14      AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.15      FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.16      AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company's EEO statement
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.17      AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.18      AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to: -label or identify products in a certain manner; -study or evaluate the use of certain company products; -increase animal welfare standards to above those required by law; or -engage in political, environmental or social activities that do not directly relate to the economic operations of the company
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.19      CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

             - The feasibility of financially quantifying environmental risk factors; - The company's compliance with applicable legislation and/or regulations regarding environmental performance; - The costs associated with implementing improved standards; - The potential costs associated with remediation resulting from
               poor environmental performance; and
             - The current level of disclosure on environmental policies and initiatives
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.20      FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.21      CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

             - Risks associated with certain international markets; - The utility of such a report to shareholders; and - The existence of a publicly available code of corporate conduct that applies to international operations
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.22      CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: - The nature and amount of company business in that country; - The company's workplace code of conduct; -
             Proprietary and confidential information involved; - Company compliance with U.S. regulations on investing in the
               country; and/or
             - Level of peer company involvement in the country
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
   H.23      CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

             - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
             - Agreements with foreign suppliers to meet certain workplace standards;
             - Whether company and vendor facilities are monitored and how; -
             Company participation in fair labor organizations; - Type of business; - Proportion of business conducted overseas; - Countries of operation with known human rights abuses;
 ---------------------------------------------------------------------------------------

     11 Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

----------------------------------------------------------------------------
 - Whether the company has been recently involved in significant labor and human rights controversies or violations; - Peer company standards and practices; and
 - Union presence in company's international factories
----------------------------------------------------------------------------


IV. NOTICE TO CLIENTS

    BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

    BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

    These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.



I. PROXY VOTING POLICY AND PROCEDURES

   A. POLICY.

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

   B. PROXY VOTING PROCEDURES.

   All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

      1. Keep a record of each proxy received.

      2. Forward the proxy to both the Portfolio Manager and DVM's Chief Investment Officer (the "CIO").

      3. Determine which accounts managed by DVM holds the security to which the proxy relates.

      4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

      5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

      6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

      7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

      8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31/st/ of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

       . the name of the issuer of the portfolio security;

       . the exchange ticker symbol of the portfolio security/1/;

       . the CUSIP number of the portfolio security/1/;

       . the shareholder meeting date;

- --------
/1/ The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

       .  a brief description of the matter voted on;

       .  whether the matter was put forward by the issuer or a shareholder;

       .  whether the investment company Client voted;

       .  how the investment company Client cast its vote; and

       . whether the investment company Client cast its vote for or against management.

   C. VOTING GUIDELINES.

   In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

   Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

   Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

      1. Whether the proposal was recommended by management and DVM's opinion of management;

      2. Whether the proposal acts to entrench existing management; and

      3. Whether the proposal fairly compensates management for past and future performance.

   DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

   D. CONFLICTS OF INTEREST.

   The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

   If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

   E. DISCLOSURE.

   DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client's proxy.

   A concise summary of these Proxy Voting Policies and Procedures will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

   F. RECORD KEEPING.

   The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

      1. Copies of these proxy voting policies and procedures and any amendments thereto.

      2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

      4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      5. A copy of each written Client request for information on how DVM voted such Client's proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

      6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.





                   FRANKLIN ADVISORY SERVICES, LLC

                  PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1. The issuer is a client(1) of Investment Manager or its affiliates;




1 For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

4.   The issuer is a significant executing broker dealer; (3)

5. An Access Person(4) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(5) of such director or trustee, also serves as an officer or director of the issuer; or

7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the





---------------------
2 The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
3 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).
4 "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
5 The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue
Code (26 U.S.C. 152).



voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.


The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes antitakeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a caseby-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney;
(iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.


Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8. The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients' disclosure documents.


13. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.


14. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.  At least annually, the Proxy Group will verify that:

o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

o Timely filings were made with applicable regulators related to proxy voting.

      The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to:
      Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.




As of January 15, 2009

                                                                       July 2003

                              GOLDMAN, SACHS & CO.
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                           GOLDMAN SACHS PRINCETON LLC
                             (COLLECTIVELY, "GSAM")

                        SUMMARY OF POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

   Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

PUBLIC EQUITY INVESTMENTS

OVERVIEW OF GSAM PROXY VOTING POLICY

   To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

   The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM's fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their Goldman Sachs representative.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

   Each GSAM equity portfolio management team ("Portfolio Management Team") has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team's investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

   In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services ("ISS"), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM's decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM's oversight, will generally result in proxy voting decisions which are favorable to shareholders' interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

CONFLICTS OF INTEREST

   The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team's decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

   [LOGO]

                                          Goldman Sachs Asset Management
                                          OCTOBER 2003

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

   Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

   Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

   To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

   In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

   The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

- --------
* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

   Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

   While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

   Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

   In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

   As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

   Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

   Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by

GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

   GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

   Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

   Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                     APPENDIX A

                 ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    .  Fees for non-audit services are excessive, or

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders

    . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    . Historic trading patterns

    . Rationale for the repricing

    . Value-for-value exchange

    . Option vesting

    . Term of the option

    . Exercise price

    . Participation

B. EMPLOYEE STOCK PURCHASE PLANS

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

    . Purchase price is at least 85 percent of fair market value;

    . Offering period is 27 months or less; and

    . Potential voting power dilution is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                             Harris Associates L.P.

               PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
- -----------------------------------------------------------------------------

I. PROXY VOTING POLICY

   Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

   The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

   In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

   Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II. VOTING GUIDELINES

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

   Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.


    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

   Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

   Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    6. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.


    2. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    3. Harris will normally vote against the adoption of poison pill plans.

    4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

    6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

    7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

    8. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

    9. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services ("ISS"), the Firm's proxy voting service provider, opposes the issuer's management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

CERTAIN OTHER ISSUES

   Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

   Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.

issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

   In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. CONFLICTS OF INTEREST

   The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (E.G., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

   Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

   The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

   PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.

professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

   PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

   PROXY VOTING SERVICE PROVIDER. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

   VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

   In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

   In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

   VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any

         Approved by the Proxy Voting Committee on February 11th, 2008

                             Harris Associates L.P.

discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

   RECORDKEEPING AND REPORTING. Much of Harris' recordkeeping and reporting is maintained electronically on ISS's systems. In the event that records are not held electronically within ISS's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/ on The Oakmark Funds website.

         Approved by the Proxy Voting Committee on February 11th, 2008

                      PROXY VOTING POLICIES AND PROCEDURES
                             As of January 31, 2008

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("ING CRES") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group ("RMG") to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients. On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority. In addition, ING CRES provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of ING CRES. On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and
- if available - other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst's decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.

For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines. ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm's investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA Clients"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and
(3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures (and, if desired, the firm's proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how ING CRES voted the client's proxy.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                  February 2008

   The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

   GENERAL POLICY. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines ("Guidelines"); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

   PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

   INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.


- --------
/1/  All references to portfolio managers include assistant portfolio managers.

   VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

   To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

   The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

   PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

   PROCEDURES FOR VOTING JANUS "FUND OF FUNDS". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

   CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

   A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

   If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

   REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30/th/ on Janus' website.

   Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2008

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

   The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

   The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

   In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

   The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

   In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

   The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

    1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

    2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

    . attend less than 75% of the board and committee meetings without a valid excuse;

    . ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

    . are non-independent directors and sit on the audit, compensation or nominating committees;

    . are non-independent directors and the board does not have an audit, compensation, or nominating committees;

    . are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

    . are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

    . serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service); or

    . are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

    3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis./*/

    4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

    5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

    6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

    7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

    8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

    9. Janus will generally vote with management regarding proposals to declassify a board.

    10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

    11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

    12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis./*/

    13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

   Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

   Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors' interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

   In addition, Janus will generally oppose plans that:

    .  provide for re-pricing of underwater options;

    .  provide for automatic replenishment ("evergreen") or reload options;

    . create an inconsistent relationship between long term share performance and compensation increases; and/or

    . are proposed by management and do not demonstrate good stewardship of investors' interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

    14. Janus will generally vote in favor of proposals relating to ESPPs--so long as shares purchased through plans are priced no less than 15% below market value.

    15. Janus will generally vote in favor of proposals requiring the expensing of options.

    16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

    17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

    18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

    19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

    20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

    21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

    22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

    . The parachute should be less attractive than an ongoing employment opportunity with the firm;

    .  The triggering mechanism should be beyond the control of management; and

    . The amount should not exceed three times base salary plus guaranteed benefits.

    23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

    . requiring executive officers and directors to hold a minimum amount of stock in the company;

    . requiring stock acquired through exercised options to be held for a certain period of time; and

    .  using restricted stock grants instead of options.

Other Corporate Matters

    24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

    25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

    26. Janus will generally oppose proposals for different classes of stock with different voting rights.

    27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service./*/

    28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

    29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

    30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis./*/

    31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

    32. Janus will evaluate plans of reorganization on a case-by-case basis./*/

    33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

    34. Janus will generally vote in favor of proposals regarding changes in company name.

    35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis./*/

    36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis./*/

    37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

    38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

    39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

    40. Janus will generally vote in favor of proposals to require that voting be confidential.

    41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

    42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

    43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

   Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

    44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

    45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

- --------
* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

1

                                                                   November 2008




                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC
                                       AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.

A.  Introduction

                  Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, "Lazard") provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

                  Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard's general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.  Responsibility to Vote Proxies

                 Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

         As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.





C.  General Administration

                  1.  Overview

                  Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

                  2.  Role of Third Parties

                  To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

          ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

                  3.  Voting Process

                  Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

                  Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

                  In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS' recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

                  Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS' recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.  Specific Proxy Items

                  Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

         Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

                  1.  Routine Items

                  Lazard generally votes routine items as recommended by the issuer's management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     o    routine election or re-election of directors;

     o appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     o    issues relating to the timing or conduct of annual meetings; and

     o    name changes.


                  2. Corporate Governance and Shareholder Rights Matters

                  Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

                   a.  Board of Directors and Its Committees

                  Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's board of directors. Lazard believes that in most instances, a board and the issuer's management are in the best position to make the determination how to best increase a board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

     o For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

     o For a requirement that a substantial majority (e.g. 2/3) of a US or UK company's directors be independent;

     o On a case-by-case basis regarding the election of directors where the board does not have independent "key committees" or sufficient independence;

     o For proposals that a board's committees be comprised solely of independent directors or consist of a majority of independent directors;

     o For proposals to limit directors' liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

     o For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

     o On a case-by-case basis on all proposals relating to cumulative voting;

     o Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

     o Against shareholder proposals seeking union or special-interest representation on the board;

     o Against shareholder proposals seeking to establish term limits or age limits for directors;

     o On a case-by-case basis on shareholder proposals seeking to require that the issuer's chairman and chief executive officer be different individuals;

     o Against shareholder proposals seeking to establish director stock-ownership requirements; and

     o Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.


     b.   Anti-takeover Measures

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

     o Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

     o On a case-by-case basis regarding shareholder rights plans (also known as "poison pill plans") and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

     o Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

     o    Against "blank check" preferred stock; and

     o On a case-by-case basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.


          c.   Conduct of Shareholder Meetings

                  Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

          o    Against proposals to adjourn meetings;

          o Against proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

          o    For proposals providing for confidential voting;

          o Against efforts to eliminate or restrict right of shareholders to act by written consent;

          o Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

          o On a case-by-case basis on changes to quorum requirements.

          3.   Changes to Capital Structure

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

          o For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

          o    For stock splits and reverse stock splits;

          o On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

          o On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

          o For management proposals to adopt or amend dividend reinvestment plans;

          o Against changes in capital structure designed to be used in poison pill plans; and

          o On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.


          4. Stock Option Plans and Other Executive Compensation Issues

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

          o On a case-by-case basis regarding all stock option plans;

          o    Against   restricted   stock   plans  that  do  not  involve  any
               performance criteria;

          o    For employee stock purchase plans;

          o    On a case-by-case basis for stock appreciation rights plans;

          o    For deferred compensation plans;

          o    Against proposals to approve executive loans to exercise options;

          o    Against proposals to re-price underwater options;

          o On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.


          5. Mergers and Other Significant Transactions

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions on a case-by-case basis.

          6.   Social and Political Issues

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its board of directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.


E. Voting Non-U.S. Securities

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

     There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard ("KCG"), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.  Conflicts of Interest

         1.  Overview

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

          o Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

          o Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

          o Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

          o A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

          2. General Policy and Consequences of Violations

         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

          3.   Monitoring for Conflicts and Voting When a Material Conflict
               Exists

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          a. Where Approved Guideline Is For or Against

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether an actual or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          b. Where Approved Guideline Is Case-by-Case

         In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS' Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.       Other Matters

1.       Issues Relating to Management of Specific Lazard Strategies

         Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

         Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

         Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

         2. Stock Lending

         As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.    Review of Policy

         The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.




                 BATTERYMARCH FINANCIAL MANAGEMENT, INC.
                   PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.


VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained RiskMetrics Group's ISS Governance Services unit ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. (RiskMetrics Group's ISS Governance Services unit was formerly known as Institutional Shareholder Services.) Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.


VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.


HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.


CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholder meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.


WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting where share blocking restrictions apply.

Share blocking restrictions are designed to establish eligibility for voting and require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

Because of these inherent risks, we have decided not to vote when share blocking applies unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase or decrease in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities that details the upcoming meetings where share blocking applies. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.


RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.


REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch
Financial
Management,
Inc.
Attention:
Compliance
Department
John
Hancock
Tower
200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116
USA

By telephone  (617) 266-8300

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                             PROXY VOTING PHILOSOPHY

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote in favor for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of RiskMetrics Group's ISS Governance Services unit ("ISS"), a recognized authority on proxy voting and corporate governance. (RiskMetrics Group's ISS Governance Services unit was formerly known as Institutional Shareholder Services.) Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.


                             PROXY VOTING GUIDELINES

In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following attachments are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.

                                RiskMetrics Group

                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009


 Copyright (C) 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

 All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, a nd is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

o The tenure of the audit firm; o The length of rotation specified in the proposal; o Any significant audit-related issues at the company; o The number of Audit Committee meetings held each year; o The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITH HOLD(2) from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

--------------------------------

1 RiskMetrics' classification of directors can be found in U.S. Proxy Voting Guidelines Summary. 2 In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

        -   Pattern of absenteeism; and

        -   Other extraordinary circumstances underlying the director's absence;

o    Sit on more than six public company boards;

o Are CEOs of public companies who sit on the boards of more than two public companies besides their own- - withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

o The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

o    The non-audit fees paid to the auditor are excessive;

o The company receives an adverse opinion on the company's financial statements from its auditor; or

o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

o The company fails to submit one-time transfers of stock options to a shareholder vote;

o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o The company has backdated options (see "Options Backdating" policy); The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          - serves as liaison between the chairman and the independent directors;
          -    approves information sent to the board;
          -    approves meeting agendas for the board;
          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          -    has the authority to call meetings of the independent directors;
          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

o    Two-thirds independent board;

o        All independent key committees;

o        Established governance guidelines;

o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

         - Egregious compensation practices;

         - Multiple related-party transactions or other issues putting director independence at risk;

         - Corporate and/or management scandals;

         - Excessive problematic corporate governance provisions; or

         - Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

o a classified board structure;
o a supermajority vote requirement;
o majority vote standard for director elections with no carve out for contested elections;
o the inability of shareholders to call special meetings; o the inability of shareholders to act by written consent; o a dual-class structure; and/or o a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;
o        Management's track record;
o        Background to the proxy contest;
o        Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

o The election of fewer than 50% of the directors to be elected is contested in the election;

o    One or more of the dissident's candidates is elected;

o    Shareholders are not permitted to cumulate their votes for directors; and

o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o    Shareholders have approved the adoption of the plan; or

o The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o    No lower than a 20% trigger, flip-in or flip-over;

o    A term of no more than three years;

o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

o the trigger (NOL pills generally have a trigger slightly below 5%);

o    the value of the NOLs;

o    the term;

o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

o    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.


5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

o    Reasons for reincorporation;

o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

o    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

Vote FOR proposals to create 'declawed' blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o    The total cost of the company's equity plans is unreasonable;

o The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o    The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

o Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

o Excessive perks/tax reimbursements:

     - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

     - Reimbursement of income taxes on executive perquisites or other payments;

     - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious pension/SERP (supplemental executive retirement plan) payouts:

     - Inclusion of additional years of service not worked that result in significant payouts;

     -    Inclusion   of   performance-based   equity   awards  in  the  pension
          calculation;

o New CEO with overly generous new hire package:

           -    Excessive "make whole" provisions;

     -    Any of the poor pay practices listed in this policy;

o Excessive severance and/or change in control provisions:

     - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

     - Payments upon an executive's termination in connection with performance failure;

     - Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

     - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

     - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

     - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

     - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

o Dividends or dividend equivalents paid on unvested performance shares or units; o Poor disclosure practices:

     - Unclear explanation of how the CEO is involved in the pay setting process;

     -    Retrospective performance targets and methodology not discussed;

     - Methodology for benchmarking practices and/or peer group not disclosed and explained;

o        Internal Pay Disparity:

     - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

o    Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     Relative Considerations:

o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD

o    Evaluation of peer groups used to set target pay or award opportunities;

o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     Design Considerations:

     -----------------------

o    Balance of fixed versus performance-driven pay;

o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     Communication Considerations:

o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:


o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

o Rationale for the re-pricing--was the stock price decline beyond management's control?

o Is this a value-for-value exchange?

o Are surrendered stock options added back to the plan reserve?

o Option vesting--does the new option vest immediately or is there a black-out period?

o Term of the option--the term should remain the same as that of the replaced option;

o    Exercise price--should be set at fair market or a premium to market;

o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

     -    Rigorous stock ownership guidelines, or

     - A holding period requirement coupled with a significant long-term ownership requirement, or

     -    A meaningful retention ratio,

o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o    Whether  the   company's   analysis  and  voting   recommendation   to
          shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o    The existing disclosure of relevant policies;

     o    Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o The company's level of disclosure is at least comparable to that of industry peers; and o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

o Significant controversies, fines, or litigation surrounding a company's public policy activities,

o The company's current level of disclosure on lobbying strategy, and

o The impact that the policy issue may have on the company's business operations.

 Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering: o The degree to which existing relevant policies and practices are disclosed;


o Whether or not existing relevant policies are consistent with internationally recognized standards;

o Whether company facilities and those of its suppliers are monitored and how;

o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

o    The scope of the request; and

o Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame


                              CLEARBRIDGE ADVISORS
                      PROXY VOTING POLICIES AND PROCEDURES

                    AMENDED AND RESTATED AS OF JUNE 26, 2007

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
II. GENERAL GUIDELINES
III. HOW CLEARBRIDGE VOTES
IV. CONFLICTS OF INTEREST
V. VOTING POLICY (1) Election of directors
(2) Proxy contests
(3) Auditors
(4)Proxy contest defenses
(5) Tender offer defenses
(6) Miscellaneous governance provisions
(7) Capital structure
(8) Executive and director compensation
(9) State of incorporation
(10) Mergers and corporate restructuring
(11) Social and environmental issues
(12) Miscellaneous

VI. OTHER CONSIDERATIONS
(1) Share Blocking
(2) Securities on Loan
VII. DISCLOSURE OF PROXY VOTING
VIII. RECORDKEEPING AND OVERSIGHT

                            CLEARBRIDGE ADVISORS'(1)
                      Proxy Voting Policies and Procedures
I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a



1 These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge") matter is non-routine, e.g., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

(1) Procedures for Identifying Conflicts of Interest

    ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

    D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

B.  All conflicts of interest identified pursuant to the procedures outlined in
    Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

    E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3) Third Party Proxy Voting Firm - Conflicts of Interests

    With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be


* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.


occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)         Election of Directors

        A. Voting on Director Nominees in Uncontested Elections.

            1. We withhold our vote from a director nominee who:

               (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

               (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

               (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

               (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

               (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

             2. We vote for all other director nominees.

        B. Chairman and CEO is the Same Person.

            1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

o        Designation of a lead director
o        Majority of independent directors (supermajority)
o        All independent key committees
o        Size of the company (based on market capitalization)
o        Established governance guidelines
o        Company performance

        C.   Majority of Independent Directors

     1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

     2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.      Stock Ownership Requirements

   1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       Term of Office

     1. We vote against shareholder proposals to limit the tenure of independent directors.

F.       Director and Officer Indemnification and Liability Protection

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

        G. Director Qualifications

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.

(2)  Proxy Contests

A.   Voting for Director Nominees in Contested Elections

             1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B.       Reimburse Proxy Solicitation Expenses

             1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)        Auditors

        A. Ratifying Auditors

             1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

        B. Financial Statements and Director and Auditor Reports

          1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

       C. Remuneration of Auditors

          1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

       D. Indemnification of Auditors

          1.   We vote against proposals to indemnify auditors.

(4) Proxy Contest Defenses

        A. Board Structure: Staggered vs. Annual Elections

          1.   We vote against proposals to classify the board.

          2. We vote for proposals to repeal classified boards and to elect all directors annually.

        B.  Shareholder Ability to Remove Directors

          1. We vote against proposals that provide that directors may be removed only for cause.

          2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

          3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.      Cumulative Voting

          1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

          2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

          3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

D.       Majority Voting

          1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E. Shareholder Ability to Call Special Meetings

          1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

          2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F.       Shareholder Ability to Act by Written Consent

          1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

          2. We vote for proposals to allow or make easier shareholder action by written consent.

G. Shareholder Ability to Alter the Size of the Board

          1.   We vote for proposals that seek to fix the size of the board.

          2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H.       Advance Notice Proposals

          1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

        I. Amendment of By-Laws

          1. We vote against proposals giving the board exclusive authority to amend the by-laws.

          2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

        J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

             We review on a case-by-case basis all proposals seeking amendments to the articles of association.

             We vote for article amendments if:

               o    shareholder rights are protected;

               o    there is negligible or positive impact on shareholder value;

               o    management provides adequate reasons for the amendments; and

               o    the company is required to do so by law (if applicable).

(5)           Tender Offer Defenses

        A. Poison Pills

     1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

     3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

        B. Fair Price Provisions

             1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

             2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

        C. Greenmail

     1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

        D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
     Bylaws

     1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F.   Supermajority Shareholder Vote Requirement to Approve Mergers

     1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G.   White Squire Placements

             1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)     Miscellaneous Governance Provisions

     A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A. 1 above.

     B. Equal Access

    1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

    1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

    1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

     E. Other Business

    We vote for proposals that seek to bring forth other business matters.

     F. Adjourn Meeting

    We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

     G. Lack of Information

          We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)         Capital Structure

     A. Common Stock Authorization

     1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

     2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

     3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

             1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

             1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

          1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

          2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

          3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

          4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

          1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

    1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c)   Percentage of the rights offering (rule of thumb less than 5%).

    2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

          1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

          1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock


          1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders

          o It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

          1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     K. Debt Issuance Requests

             When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

             We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

             We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

     L. Financing Plans

          We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)      Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

     1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

     2. Amendments to Added Performance-Based Goals

        a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

     3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

        a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

     4. Approval of Cash or Cash-and-Stock Bonus Plans

        a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

           We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

        We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.


     D.   Shareholder Proposals to Limit Executive and Director Pay

     1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

     2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

     We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

o        Compensation committee comprised of independent outside directors
o        Maximum award limits
o        Repricing without shareholder approval prohibited

     E.   Golden Parachutes

     1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

     2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F.   Employee Stock Ownership Plans (ESOPs)

     1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G.   401(k) Employee Benefit Plans

     1. We vote for proposals to implement a 401(k) savings plan for employees.

     H.   Stock Compensation Plans

     1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

     2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I.   Directors Retirement Plans

     1.   We vote against retirement plans for non-employee directors.

     2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

     J.   Management Proposals to Reprice Options

     1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

     K.   Shareholder Proposals Recording Executive and Director Pay

     1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

     2. We vote against shareholder proposals requiring director fees be paid in stock only.

     3. We vote for shareholder proposals to put option repricing to a shareholder vote.

     4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)      State/Country of Incorporation

        A. Voting on State Takeover Statutes

     1. We vote for proposals to opt out of state freeze-out provisions. 2. We vote for proposals to opt out of state disgorgement provisions.


        B. Voting on Re-incorporation Proposals

     1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc);
          advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C.   Control Share Acquisition Provisions

     1. We vote against proposals to amend the charter to include control share acquisition provisions.

     2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     3.   We vote for proposals to restore voting rights to the control shares.
          4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A.   Mergers and Acquisitions

     1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the
          capital  structure;   impact  on  shareholder   rights.

     B.   Corporate Restructuring

     1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C.       Spin-offs

     1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       Asset Sales

     1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       Liquidations

     1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       Appraisal Rights

     1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.       Changing Corporate Name

     1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

H.       Conversion of Securities

     1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

        I. Stakeholder Provisions

     1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     2.   the percentage of sales, assets and earnings affected;

     3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


     4. whether the issues presented should be dealt with through government or company-specific action;

     5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     6. whether the company's analysis and voting recommendation to shareholders is persuasive;

     7.   what other companies have done in response to the issue;

     8.   whether the proposal itself is well framed and reasonable;

     9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

     10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

     1.   Energy and Environment

     2.   Equal Employment Opportunity and Discrimination

     3.   Product Integrity and Marketing

     4.   Human Resources Issues

(12) Miscellaneous

     A.   Charitable Contributions

     1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B.   Operational Items

     1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

     2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

     4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     6. We vote against proposals to approve other business when it appears as voting item.

        C. Routine Agenda Items

             In some markets, shareholders are routinely asked to approve:

o        the opening of the shareholder meeting
o        that the meeting has been convened under local regulatory requirements
o        the presence of a quorum
o        the agenda for the shareholder meeting
o        the election of the chair of the meeting
o        regulatory filings
o        the allowance of questions
o        the publication of minutes
o        the closing of the shareholder meeting

              We generally vote for these and similar routine management proposals.

     D.   Allocation of Income and Dividends

          We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

     E.   Stock (Scrip) Dividend Alternatives

     1.   We vote for most stock (scrip) dividend proposals.

     2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1)      Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)      Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING



ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if
(1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

  - a copy of these policies and procedures;
  - a copy of each proxy form (as voted);
  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
  - documentation relating to the identification and resolution of conflicts of interest;
  - any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
- a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.


                                             Appendix A




                                             Memorandum

To:                All ClearBridge Employees
From:              Legal and Compliance
Date:              May 1, 2007
Re: Updated ClearBridge Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting



ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of ____ 2007. The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

         The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

         While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships(1) which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

         A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

         As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.



_____________________

1,2 As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a nonClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.


        The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                             Proxy Committee Members
                               a/o September 2008



Voting Members
o        Peter Vanderlee, Chairman
o        Eric Thomson, Secretary
o        Mary Jane McQuillen, SAI
o        Nicole Tarallo


Non-Voting Members (except as to address potential conflicts of interest)
o        Barbara Manning
o        Brian Murphy
o        Leonard Larrabee
o        Michael Scanlon


Non-Voting Members
o        Tammie Kim
o        Tonya Gojani


At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.



LEGG MASON CAPITAL MANAGEMENT

Policies & Procedures (November 7, 2008)

                                  PROXY VOTING

        The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Principles and Procedures

        The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

        The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

        The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm's proxy votes, as well as to maintain proxy voting receipts and records (the "Proxy Administration Vendor"). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm's Proxy Administration Vendor.

Compliance Review

        A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm's clients.

     2
Identifying Conflicts

In identifying conflicts of interest, a Compliance Officer will review the following issues:

(i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

(ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

(iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

Assessing Materiality

        If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

        If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

        If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

(i) The Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(ii) After the determination is made, the following procedures will apply:

(a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

(b) If the final determination is that the conflict is material, the following procedures will apply:

     (1) If the Firm's Proxy Voting Guidelines ("Guidelines"), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

     (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

     3
Notification to Clients

        To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

Proxy Officer Duties

        The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.


Proxy Administration Officer Duties The Proxy
Administration Officer will:

(i) Provide custodians with instructions to forward proxies to the Firm's Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

(ii) When proxy data is received from the Firm's Proxy Administration Vendor, reconcile the number of shares indicated on the proxy with the Firm's internal data on shares held as of the record date;

a) Other Discrepancies Noted

If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

1) Manual Voting

If the Firm's Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

(iii) Use best efforts to obtain missing proxies from custodian;

(iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company's shares are no longer held by Firm clients as of the meeting date;

     4
(v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner; (vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor's software, online or via facsimile , and;

(vii) Obtain evidence of receipt and maintain records of all proxies voted.

                               SCHEDULE 3
                             PROXY VOTING GUIDELINES


The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below. Four principal areas of interest to shareholders:

 1)Obligations of the Board of Directors
 2) Compensation of management and the Board of Directors
 3) Take-over protections
 4) Shareholders' rights



 ---------------------------------------------------------------------------------------------
                          Proxy Issue                                 Firm Guideline


 ---------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Independence of Boards of Directors: majority of unrelated                 For
 directors, independent of management
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Nominating  Process:   independent   nominating  committee                 For
 seeking  qualified   candidates,   continually   assessing
 directors and proposing new nominees
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Size and Effectiveness of Boards of Directors: Boards                      For
 must be no larger than 15 members
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Cumulative Voting for Directors                                            For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Staggered Boards                                                         Against
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Separation of Board and Management Roles (CEO/Chairman)               Case-by-Case
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Compensation Review Process: compensation committee                        For
 comprised of outside, unrelated directors to ensure
 shareholder value while rewarding good performance
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Director Liability & Indemnification: support limitation                   For
 of liability and provide indemnification
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Audit Process                                                              For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Board Committee Structure: audit, compensation, and                        For
 nominating and/or governance committee consisting
 entirely of independent directors
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Monetary Arrangements for Directors: outside of normal                     For
 board activities amts should be approved by a board of
 independent directors and reported in proxy
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Fixed Retirement Policy for Directors                                 Case-by-Case
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Ownership Requirement: all Directors have direct and                       For
 material cash investment in common shares of Company
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Proposals on Board Structure: (lead director, shareholder                  For
 advisory committees, requirement that candidates be
 nominated by shareholders, attendance at meetings)
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Annual Review of Board/CEO by Board                                        For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Periodic Executive Sessions Without Mgmt (including CEO)                   For
 ---------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------
 Votes for Specific Directors                                          Case-by-Case
 ---------------------------------------------------------------------------------------------

                                                      - Continued -



 --------------------------------------------------------------------------------------
                        Proxy Issue                              Firm Guideline


 --------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Stock Option and Incentive Compensation Plans:                   Case-by-Case
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Form of Vehicle: grants of stock options, stock                  Case-by-Case
 appreciation rights, phantom shares and restricted stock
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Price                                                     Against plans whose
                                                           underlying securities are
                                                           to be issued at less than
                                                           100% of the current market
                                                           value
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Re-pricing: plans that allow the Board of Directors to              Against
 lower the exercise price of options already granted if
 the stock price falls or under-performs the market
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Expiry: plan whose options have a life of more than ten          Case-by-Case
 years
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Expiry: "evergreen" stock option plans                              Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Dilution:                                                 Case-by-Case - taking
                                                           into account value
                                                           creation, commitment to
                                                           shareholder-friendly
                                                           policies, etc.
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Vesting: stock option plans that are 100% vested when               Against
 granted
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Performance Vesting: link granting of options, or                     For
 vesting of options previously granted, to specific
 performance targets
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Concentration: authorization to allocate 20% or                     Against
 more of the available options to any one
 individual in any one year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Director Eligibility: stock option plans for directors           Case-by-Case
 if terms and conditions are clearly defined and
 reasonable
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Change in Control:  stock option plans with change in               Against
 control  provisions  that  allow  option  holders  to
 receive  more for  their  options  than  shareholders
 would receive for their shares
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Change in Control: change in control arrangements                   Against
 developed during a take-over fight specifically to
 entrench or benefit management
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Change in Control: granting options or bonuses to                   Against
 outside directors in event of a change in control
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Board Discretion: plans to give Board broad discretion              Against
 in setting terms and conditions of programs
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Employee Loans: Proposals authorizing loans to employees            Against
 to pay for stock or options
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Director Compensation: % of directors' compensation in                For
 form of common shares
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Golden Parachutes                                                Case-by-Case
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Expense Stock Options                                                 For
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Severance Packages: must receive shareholder approval                 For
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Lack of Disclosure about Provisions of Stock-based Plans            Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Reload Options                                                      Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Plan Limited to a Small Number of Senior Employees                  Against
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Employee Stock Purchase Plans                                    Case-by-Case
 --------------------------------------------------------------------------------------


                                  - Continued -



 --------------------------------------------------------------------------------------
                        Proxy Issue                              Firm Guideline


---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Shareholder Rights Plans: plans that go beyond ensuring              Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Going Private Transaction, Leveraged Buyouts and                  Case-by-Case
Other Purchase Transactions
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Lock-up Arrangements: "hard" lock-up arrangements that               Against
serve to prevent competing bids in a takeover situation
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Crown Jewel Defenses                                                 Against
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Payment of Greenmail                                                 Against
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
"Continuing    Director"   or   "Deferred   Redemption"              Against
Provisions:   provisions   that   seek  to  limit   the
discretion of a future board to redeem the plan
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Change Corporation's Domicile: if reason for                         Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Poison Pills: receive shareholder ratification                         For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Redemption/Ratification of Poison Pill                                 For
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Confidential Voting by Shareholders                                    For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Dual-Class Share Structures                                          Against
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Linked Proposals: with the objective of making one                   Against
element of a proposal more acceptable
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Blank Check Preferred Shares: authorization of, or an                Against
increase in, blank check preferred shares
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Supermajority Approval of Business Transactions:                     Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Increase in Authorized Shares: provided the amount                     For
requested is necessary for sound business reasons
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Shareholder Proposals                                             Case-by-Case
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Stakeholder Proposals                                             Case-by-Case
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Issuance  of  Previously  Authorized  Shares  with  Voting           Against
Rights  to  be  Determined  by  the  Board  without  Prior
Specific Shareholder Approval
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
"Fair Price" Provisions: Measures to limit ability to                  For
buy back shares from particular shareholder at
higher-than-market prices
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Preemptive Rights                                                      For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Actions altering Board/Shareholder Relationship Require                For
Prior Shareholder Approval (including "anti-takeover"
measures)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Allow Shareholder action by written consent                            For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Allow Shareholders to call Special Meetings                            For
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Social and Environmental Issues                                 As recommended by
                                                               Company Management
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Reimbursing Proxy Solicitation Expenses                           Case-by-Case
---------------------------------------------------------------------------------------


  [GRAPHIC OMITTED][GRAPHIC OMITTED]

                     Proxy Voting Policy and Procedure Manual

                      Loomis, Sayles & Company, L.P. June 2008            15
                                   All Rights Reserved

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                               Proxy Voting Policy
                              and Procedure Manual

                                  JUNE 30, 2004

                                     AMENDED
                                 MARCH 31, 2005
                                  MAY 16, 2005
                                 MARCH 31, 2007
                                 AUGUST 30, 2007
                                 MARCH 31, 2008
                                  June 25, 2008



     CONTENTS

    1     GENERAL                                                                           5
          Introduction
          General Guidelines
          Proxy Committee
          Conflicts of Interest
          Recordkeeping and Disclosure

    2     PROPOSALS USUALLY VOTED FOR                                                      10

          Director Nominees in Uncontested Elections Chairman and CEO are the
          Same Person Election of CEO Director Nominees Shareholder Ability to
          Remove Directors Annual Election of Directors Election of Mutual Fund
          Trustees Shareholder Ability to Alter the Size of the Board
          Independent Audit, Compensation and Nominating Committees Ratifying
          Auditors Cumulative Voting Majority Voting Fair Price Provisions White
          Squire Placements Equal Access Stock Distributions: Splits and
          Dividends Blank Check Preferred Authorization Adjustments to Par Value of Common Stock Share Repurchase Programs OBRA-Related Compensation
          Proposals Appraisal Rights Changing Corporate Name Confidential Voting
          Golden and Tin Parachutes Delivery of Electronic Proxy Materials








    3     PROPOSALS USUALLY VOTED AGAINST                                                  13
          Shareholder Ability to Remove Directors
          Staggered Director Elections
          Stock Ownership Requirements
          Term of Office
          Director and Officer Indemnification and Liability Protection
          Shareholder Ability to Call Special Meetings
          Shareholder Ability to Act by Written Consent
          Unequal Voting Rights
          Supermajority Shareholder Vote Requirements
          Charitable and Political Contributions
          Common Stock Authorization


    4     PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE               15
          Compensation Plans
          Stock Option Plans
          Employee Stock Ownership Plans
          401(k) Employee Benefit Plans
          Executive Compensation Advisory Resolutions ("Say-on-Pay")


    5     PROPOSALS REQUIRING SPECIAL CONSIDERATION                                        16
          Director Nominees in Contested Elections
          Proxy Contest Defenses
          Reimburse Proxy Solicitation Expenses
          Tender Offer Defenses
          Poison Pills
          Greenmail
          Bundled Proposals
          Shareholder Advisory Committees
          Preemptive Rights
          Debt Restructurings
          Shareholder Proposals to Limit Executive and Director Pay
            State Takeover
          Statutes
          Reincorporation Proposals
          Mergers and Acquisitions
          Corporate Restructuring
          Spin-offs
          Asset Sales
          Liquidations
          Environment and Social issues
               Energy and Environment
               Northern Ireland
               Military Business
               Maquiladora Standards and International Operations Policies
               Third World Debt Crisis
               Equal Employment Opportunity and Discrimination
               Animal Rights
               Product Integrity and Marketing
               Human Resource Issues
          Mutual Fund Investment Advisory Agreement
          Mutual Fund Fundamental Investment Restrictions
          Mutual Fund Distribution Agreements


     1. GENERAL

A. Introduction.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

     Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. General Guidelines.

     The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.   Proxy Committee.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,
          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b. to oversee the proxy voting process, including; (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines, (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3.   Standards.

         a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

         b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy


     Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

     Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
     (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

     Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

     Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.





     2. PROPOSALS USUALLY VOTED FOR

     Proxies involving the issues set forth below generally will be voted FOR.

     Director Nominees in Uncontested Elections:

     A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

     B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

     Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

     Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

     Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

     Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

     Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

     Shareholder Ability to Alter the Size of the Board:
     A.  Vote for proposals that seek to fix the size of the board.
     B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

     Ratifying Auditors:
     A. Generally vote for proposals to ratify auditors.
     B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

     Cumulative Voting: Vote for proposals to permit cumulative voting.

     Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

     Fair Price Provisions:
     A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

     Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

     Blank Check Preferred Authorization:
     A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
     B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
     C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

     Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals: A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
     B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

     C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

     D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.

     Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Changing Corporate Name:  Vote for changing the corporate name.

     Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

     Golden and Tin Parachutes:
     A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

     Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.


     3. PROPOSALS USUALLY VOTED AGAINST

     Proxies involving the issues set forth below generally will be voted
AGAINST.

     Shareholder Ability to Remove Directors:
     A. Vote against proposals that provide that directors may be removed only for cause. B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Staggered Director Elections: Vote against proposals to classify or stagger the board.

     Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

     Director and Officer Indemnification and Liability Protection: A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
     B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

     Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

     Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

     Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

     4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

     Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

     Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

     Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide: A. Vote against plans which expressly permit repricing of underwater options. B. Vote against proposals to make all stock options performance based. C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service. D. Vote for proposals that request expensing of stock options.

     Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

     401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

     Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Actual executive compensation advisory votes will be considered on a case-by-case basis.


     5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

     Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

     Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

     Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

     Poison Pills:
     A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

     C. Review on a case-by-case basis management proposals to ratify a poison pill.

     Greenmail:
     A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

     Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

     Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

     Shareholder Proposals to Limit Executive and Director Pay: A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

     State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

     Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

     Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
     (iv) is otherwise appropriate for the issuer.

     Energy and Environment: Proposals that request companies to file the CERES Principles.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Military Business: Proposals on defense issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Third World Debt Crisis: Proposals dealing with third world debt.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Animal Rights: Proposals that deal with animal rights.

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

     Human Resources Issues: Proposals regarding human resources issues.

     Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

     Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

     Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

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LORD ABBETT


                                                                  April 17, 2008

                            LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm's Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("RMG"), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

   The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

   Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

   SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

   Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

   The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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LORD ABBETT


   SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

   Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total (I.E., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

   For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

   Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

   Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

   There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

    1) Attending less than 75% of board and committee meetings without a valid excuse.

    2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

    3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

    4) Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

    5) Failing to replace management as appropriate.

   We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and,

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LORD ABBETT

as a general matter, we believe that all directors should be accountable on an annual basis. Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

INCENTIVE COMPENSATION PLANS

   We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

   We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

    1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

    2) Management's rationale for why the repricing is necessary.

    3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

    4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

   We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

   There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

   On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

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LORD ABBETT


Supermajority Voting

   Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

   Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

   Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

    1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

    2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

    3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

    4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

    . Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

    .  No dead-hand or no-hand pills.

    . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

    . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

   It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                 January 1, 2009

                  Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

D.       Records Retention; and

E. Reports.

     A. VOTING GUIDELINES

         1.       General Policy; Potential Conflicts of Interest

                  MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

                  In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

                  As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

                  From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

                  These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

         2.   MFS' Policy on Specific Issues

                  Election of Directors

                  MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not "independent."

                  MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine:
         (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

                  MFS will also not support a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be "excessive" due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted "excessive" executive compensation, MFS may also not support the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

                  MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

                  Majority Voting and Director Elections

                  MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals"). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company's election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;
o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
o Vest management of the process in the company's independent directors, other than the nominee in question; and
o Outline the range of remedies that the independent directors may consider concerning the nominee.

                  Classified Boards

                  MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

                  Non-Salary Compensation Programs

                  MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

                  MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

                  MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year.

                  Expensing of Stock Options

                  MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

                  Executive Compensation

                  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer's compensation committee members is the appropriate mechanism to express our view on a company's compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

                  MFS will generally support management proposals on its executive compensation practices during the issuer's prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer's prior fiscal year, then MFS will vote against such proposals.

                  MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company's executive compensation practices in the issuer's proxy statement ("Say on Pay"). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.


                  Employee Stock Purchase Plans

                  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

                   "Golden Parachutes"

                  From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

                  Anti-Takeover Measures

                  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

                  MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills," unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.




                  Reincorporation and Reorganization Proposals

                  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

                  Issuance of Stock

                  There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

                  Repurchase Programs

                  MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

                  Confidential Voting

                  MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

                  Cumulative Voting

                  MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which, in our view, should be comprised solely of "independent" directors.

                  Written Consent and Special Meetings

                  Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders pursuant to relevant state law.

                  Independent Auditors

                  MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

                  Other Environmental, Social and Governance Issues

                  There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company's proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

                  The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
                  Foreign Issuers

                  Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

                  MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or
         (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

                  MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

                  In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g. in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

                  In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.       MFS Proxy Voting Committee

                  The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2.                    Potential Conflicts of Interest

                  The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

                  In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

                  The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

                  From time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.       Gathering Proxies

                  Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

                  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

         4.       Analyzing Proxies

                  Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

                  As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

                  As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

         5.       Voting Proxies

                  In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

6.       Securities Lending

                  From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

     C. MONITORING SYSTEM

                  It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

                  When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client's custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

                  MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

     E. REPORTS

                  MFS Funds

                  MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management's recommendation;
         (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

                  All MFS Advisory Clients

                  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

                  Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


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         (1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.




1

Updated as of April 1, 2004
FEBRUARY 28, 2008

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

o        Approval of financial statements and auditor reports.

o General updating/corrective amendments to the charter, articles of association or bylaws.

o Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.        Board of Directors

1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

     a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66?%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.        Changes in capital structure.

1.        We generally support the following:

o Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

o Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

o Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

o Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

o Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

o        Management proposals to effect stock splits.

o Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

o        Management proposals for higher dividend payouts.

2. We generally oppose the following (notwithstanding management support):

o Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

o Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

o Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

o Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.       Takeover Defenses and Shareholder Rights

1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.       Executive and Director Remuneration.

1.       We generally support the following proposals:

o Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

o Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.          ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.       Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.       Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.       Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.       Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.




APPENDIX B


The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

     1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

     2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

     3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMER FUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                           (as of August 26, 2008) and
                 PROXY VOTING GUIDELINES (as of August 26, 2008)

         These Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures"), which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").
         To the extent that these Policies, Procedures and Guidelines establish a standard, OFI's compliance with such standard, or failure to comply with such standard, will be subject to OFI's judgment.

A. Funds for which OFI has Proxy Voting Responsibility

         OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.
         Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.
         Tremont Fund (Fund-of-Hedge Funds) OFI's Tremont Fund (the "Tremont Fund") is structured as a fund-of-hedge funds and invests its assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). The Tremont Fund has delegated voting of portfolio proxies (if any) for its portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Fund.
         The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Fund). Therefore, the Tremont Fund's interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Fund and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.  Proxy  Voting   Committee

OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies
       ----------------------------------------------
         1.       Fiduciary Duty and Objective
         As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.
         In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.
         2.        Proxy Voting Agent
         On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.
         In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.
         3.         Material Conflicts of Interest
         OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

o a company that is a significant selling agent of OFI's products and services solicits proxies;

o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

o OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);
o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;
o If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

         4.         Certain Foreign Securities
         Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
         5.        Securities Lending Programs
         The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.
         6. Shares of Registered Investment Companies (Fund of Funds) Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.       Fund Board Reports and Recordkeeping
         OFI will prepare periodic reports for submission to the Board describing:
o any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.
         In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
         OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

o these Policies and Procedures, as amended from time to time;

o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.       Amendments to these Procedures
         In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.
F.       Proxy Voting Guidelines
         The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                                         Appendix A

                  OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS
                        PORTFOLIO PROXY VOTING GUIDELINES
                          (dated as of August 26, 2008)


1. OPERATIONAL ITEMS

         1.1      Amend Quorum Requirements.
o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

         1.2      Amend Minor Bylaws.
o Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

         1.3      Change Company Name.

o        Vote WITH Management

         1.4      Change Date, Time, or Location of Annual Meeting.
o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

         1.5      Transact Other Business.
o Vote AGAINST proposals to approve other business when it appears as voting item.

         AUDITORS

         1.6      Ratifying Auditors

o    Vote FOR Proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o    Fees for non-audit services are excessive,

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of

o the company's financial position, or Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles ("GAAP") or International Financial Reporting Standards ("IFRS"); or material weaknesses identified in Section 404 disclosures.

o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

o    Vote AGAINST shareholder proposals asking for audit firm rotation

o Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

o    Proposals   are   adequately   covered  under   applicable   provisions  of
     Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0      THE BOARD OF DIRECTORS

2.1      Voting on Director Nominees
o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

o Composition of the board and key board committees o Attendance at board meetings

o    Corporate governance provisions and takeover activity

o Long-term company performance relative to a market index o Directors' investment in the company

o    Whether the chairman is also serving as CEO

o    Whether a retired CEO sits on the board

o WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

o Attend less than 75% of the board and committee meetings without a valid excuse.

o    Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

o Failed to act on takeover offers where the majority of the shareholders tendered their shares.

o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

o Are audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

o    The non-audit fees paid to the auditor are excessive

o A material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms, or

o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

o Are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

o There is a clearly negative correlation between the chief executive's pay and company performance under standards adopted in this policy,

o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan,

o The company fails to submit one-time transfers of stock options to a shareholder vote,

o The company fails to fulfill the terms of a burn rate commitment they made to shareholders,

o    The company has inappropriately backdated options, or

o    The company has egregious compensation practices.

o Enacted egregious corporate governance policies or failed to replace management as appropriate.

o Are inside directors or affiliated outside directors; and the full board is less than majority independent.

o Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term "public company" excludes an investment company).Vote should be WITHHELD only at their outside board elections.

o Serve on more than five public company boards. (The term "public company" excludes an investment company.)

o Additionally, the following should result in votes being WITHHELD (except from new nominees):

o If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

o If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2      Board Size

o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

o Vote FOR proposals seeking to fix the board size or designate a range for the board size.

o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3      Classification/Declassification of the Board
         --------------------------------------------
o        Vote AGAINST proposals to classify the board.

o Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4      Cumulative Voting

o Vote FOR proposal to eliminate cumulative voting.

o Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Require Majority Vote for Approval of Directors o OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

     Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6  Director and Officer Indemnification and Liability Protection

o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated. Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts. Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

o Only if the director's legal expenses would be covered.

2.7  Establish/Amend Nominee Qualifications

o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

o Vote AGAINST shareholder proposals requiring two candidates per board seat.

         2.8      Filling Vacancies/Removal of Directors.

o Vote AGAINST proposals that provide that directors may be removed only for cause.

o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9  Independent Chairman (Separate Chairman/CEO)

o Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

o    Two-thirds independent board

o    All-independent key committees

o    Established governance guidelines

o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 Majority of Independent Directors/Establishment of Committees

o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 Open Access

o Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

2.12 Stock Ownership Requirements

o Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

o Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

2.13 Age or Term Limits

o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0      PROXY CONTESTS

3.1  Voting for Director Nominees in Contested Elections

o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

o Long-term financial performance of the target company relative to its industry

o    Management's track record

o    Background to the proxy contest

o    Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

o        Stock ownership position

3.2  Reimbursing Proxy Solicitation Expenses

o Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3  Confidential Voting

o Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0      ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.

o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2  Amend Bylaws without Shareholder Consent

o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3  Poison Pills

o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4  Shareholder Ability to Act by Written Consent

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

o Vote FOR proposals to allow or make easier shareholder action by written consent.

         4.5      Shareholder Ability to Call Special Meetings

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

         4.6      Establish Shareholder Advisory Committee
                  ----------------------------------------

o        Vote on a CASE-BY-CASE basis.

         4.7      Supermajority Vote Requirements

o Vote AGAINST proposals to require a supermajority shareholder vote.

o Vote FOR proposals to lower supermajority vote requirements.

5.0      MERGERS AND CORPORATE RESTRUCTURINGS

5.1  Appraisal Rights

o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2  Asset Purchases

o Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price
o        Fairness opinion
o        Financial and strategic benefits
o        How the deal was negotiated
o        Conflicts of interest
o        Other alternatives for the business
o        Non-completion risk

5.3  Asset Sales

o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
o        Impact on the balance sheet/working capital
o        Potential elimination of diseconomies
o        Anticipated financial and operating benefits
o        Anticipated use of funds
o        Value received for the asset
o        Fairness opinion
o        How the deal was negotiated
o        Conflicts of interest

5.4  Bundled Proposals

o Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5  Conversion of Securities

o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

o Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

o    Votes on proposals to increase common and/or  preferred shares and to issue
     shares  as  part  of  a  debt   restructuring  plan  are  determined  on  a
     CASE-BY-CASE basis, taking into consideration the following:

o        Dilution to existing shareholders' position
o        Terms of the offer
o        Financial issues
o        Management's efforts to pursue other alternatives
o        Control issues
o        Conflicts of interest
o Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7  Formation of Holding Company

o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o    The reasons for the change o Any financial or tax benefits

o    Regulatory benefits

o    Increases in capital structure

o    Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

o    Adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

    ----------------------------------------------------------------------
o Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
o   Offer price/premium
o   Fairness opinion
o How the deal was negotiated o Conflicts of interests o Other alternatives/offers considered o Non-completion risk
o Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock),
o    Cash-out  value,
o Whether the interests of continuing and cashed-out shareholders are balanced, and
o The market reaction to public announcement of the transaction.

5.9  Joint Venture

o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
o        Percentage of assets/business contributed
o        Percentage of ownership
o        Financial and strategic benefits
o        Governance structure
o        Conflicts of interest
o        Other alternatives
o        Non-completion risk

5.10 Liquidations

o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

o Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
-------------------------------------------------------------------------------

o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     Prospects of the combined company, anticipated financial and operating benefits

o    Offer price (premium or discount) o Fairness opinion

o    How the deal was negotiated

o    Changes in corporate governance

o    Change in the capital structure

o    Conflicts of interest

5.12 Private Placements/Warrants/Convertible Debenture

o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

o Dilution to existing shareholders' position o Terms of the offer o Financial issues

o    Management's efforts to pursue other alternatives

o    Control issues

o    Conflicts of interest

o Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13 Spinoffs

o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o        Tax and regulatory advantages
o        Planned use of the sale proceeds
o        Valuation of spinoff
o        Fairness opinion
o        Benefits to the parent company
o        Conflicts of interest
o        Managerial incentives
o        Corporate governance changes
o        Changes in the capital structure

5.14 Value Maximization Proposals

o Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

 ---------------------------------------------------------------------

o Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0      STATE OF INCORPORATION

o    6.1 Control Share Acquisition Provisions

     Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

o Vote AGAINST proposals to amend the charter to include control share acquisition provisions. o Vote FOR proposals to restore voting rights to the control shares.

6.2  Control Share Cashout Provisions

o Vote FOR proposals to opt out of control share cashout statutes.

6.3  Disgorgement Provisions

o Vote FOR proposals to opt out of state disgorgement provisions.

6.4  Fair Price Provisions

o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5  Freezeout Provisions

o Vote FOR proposals to opt out of state freezeout provisions.

6.6  Greenmail

o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7  Reincorporation Proposals

o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8  Stakeholder Provisions

o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9  State Anti-takeover Statutes

o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0  CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock o Vote FOR management proposals to reduce the par value of common stock.

7.2  Common Stock Authorization

o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3  Dual-Class Stock

o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

7.4  Issue Stock for Use with Rights Plan

o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5  Preemptive Rights

o Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6  Preferred Stock

o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

o Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7  Pledge of Assets for Debt (Generally Foreign Issuers)

o OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8  Recapitalization

o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
o        More simplified capital structure
o        Enhanced liquidity
o        Fairness of conversion terms
o        Impact on voting power and dividends
o        Reasons for the reclassification
o        Conflicts of interest
o        Other alternatives considered

7.9  Reverse Stock Splits

o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

o Vote FOR management proposals to implement a reverse stock split to avoid delisting.

o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 Share Purchase Programs

o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     7.11 Stock Distributions: Splits and Dividends

     o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

         7.12     Tracking Stock

     o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0      EXECUTIVE AND DIRECTOR COMPENSATION

8.1  Equity-based Compensation Plans

                  -------------------------------

o Vote compensation proposals on a CASE-BY-CASE basis.

o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

o Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2  Director Compensation

o Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

o Vote FOR the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

o Director stock ownership guidelines with a minimum of three times the annual cash retainer;

o Vesting schedule or mandatory holding/deferral period:

|X| A minimum vesting of three years for stock options or restricted stock, or

|X|  Deferred stock payable at the end of a three-year deferral period;

o Mix between cash and equity:

|X| A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity, or

|X| If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

o    No retirement/benefits  and perquisites provided to non-employee directors;
     and

o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3  Bonus for Retiring Director

o Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

8.4  Cash Bonus Plan

o Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5  Stock Plans in Lieu of Cash

o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6  Pre-Arranged Trading Plans (10b5-1 Plans)

o Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K,

o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board,

o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan,

o    Reports on Form 4 must  identify  transactions  made  pursuant  to a 10b5-1
     Plan,

o    An executive may not trade in company stock outside the 10b5-1 Plan, and

o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7  Management  Proposals  Seeking  Approval  to  Reprice  Options

o Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

8.8  Employee Stock Purchase Plans

o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

o Votes FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85% of fair market value o Offering period is 27 months or less o The number of shares allocated to the plan is 10% or less of the outstanding shares

o Votes AGAINST employee stock purchase plans where any of the following apply:
o        Purchase price is at least 85% of fair market value
o        Offering period is greater than 27 months

o The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9  Incentive  Bonus  Plans  and  Tax  Deductibility   Proposals  (OBRA-Related
     Compensation Proposals)

     --------------------------------------------------------------------------

o Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
     Section 162(m).

o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

o Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

o Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 Employee Stock Ownership Plans (ESOPs)

o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
    -------------------------------------------------------------------------

o        Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

o Vote on a CASE-BY-CASE basis considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

o        Relative Considerations:

|X| Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A:

|X| Evaluation of peer groups used to set target pay or award opportunities;

|X| Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

|X| Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

o    Design Considerations:

|X|  Balance of fixed versus performance-driven pay;

|X| Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

o    Communication Considerations:

|X| Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

|X| Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13 401(k) Employee Benefit Plans

o Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay

o Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

o Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

o Vote FOR shareholder proposals to put option repricings to a shareholder vote.

o Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options

o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.16 Pay-for-Performance

o Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

o What aspects of the company's short-term and long-term incentive programs are performance-driven?

o Can shareholders assess the correlation between pay and performance based on the company's disclosure?

o    What type of industry does the company belong to?

o    Which stage of the business cycle does the company belong to?


8.17 Golden Parachutes and Executive Severance Agreements

o Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm

o    The triggering mechanism should be beyond the control management

o The amount should not exceed three times base salary plus guaranteed benefits

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.18 Pension Plan Income Accounting

o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.19 Supplemental Executive Retirement Plans (SERPs)

o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

o Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

8.20 Claw-back of Payments under Restatements

o Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

o The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

o The nature of the proposal where financial restatement is due to fraud

o Whether or not the company has had material financial problems resulting in chronic restatements

o    The adoption of a robust and formal bonus/equity recoupment policy

o If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

o If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.21     Tax Gross-Up Proposals

o Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.


9.0      SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

     In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

o OFI will only for vote FOR a proposal that would clearly:

o have a discernable positive impact on short-term or long-term share value, or

o have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

|X| prudent business practices which support the long-term sustainability of natural resources within the company's business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company's business,

|X| reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

     In the evaluation of social, political, and environmental proposals, the following factors may be considered:

o    what percentage of sales, assets and earnings will be affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o    what other companies have done in response to the issue;

o    whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal;

o whether the subject of the proposal is best left to the discretion of the board;

o whether the requested information is available to shareholders either from the company or from a publicly available source; and

o whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

                                      PIMCO

                      PROXY VOTING POLICY AND PROCEDURES/1/

   The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./2/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./3/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./4/

   PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./5/

   Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

   These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

   PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

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/1/  Revised as of May 7, 2007.
/2/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).
/3/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/4/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/5/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

CONFLICTS OF INTEREST

   PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

      1. convening an ad-hoc committee to assess and resolve the conflict;/6/

      2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

      3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

      4. suggesting that the client engage another party to determine how the proxies should be voted;

      5. delegating the vote to an independent third-party service provider; or

      6. voting in accordance with the factors discussed in these Policies and Procedures.

   PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

   Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

   PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

   Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

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/6/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REVIEW AND OVERSIGHT

   PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

   Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

   2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

   In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

   BOARD OF DIRECTORS

   1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

   PROXY CONTESTS AND PROXY CONTEST DEFENSES

   1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

   TENDER OFFER DEFENSES

   1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

   CAPITAL STRUCTURE

   1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

   EXECUTIVE AND DIRECTOR COMPENSATION

   1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

   STATE OF INCORPORATION

   STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

   MERGERS AND RESTRUCTURINGS

   1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   INVESTMENT COMPANY PROXIES

   For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

   For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

   1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

   2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

   3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act:
(i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

   DISTRESSED AND DEFAULTED SECURITIES

   1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

   MISCELLANEOUS PROVISIONS

   1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                  *  * * * *

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

   The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

   PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

   Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Pioneer Funds
Pioneer Investment Management,
Inc. Pioneer Institutional Asset
Management, Inc.


                                  PROXY VOTING


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.



APPLICABILITY
Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE
The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito Italiano S.p.A. ("Unicredito").

Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").


PROCEDURES


Proxy Voting Service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.


Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).





Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-bycase basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.


Securities Lending
In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.


Share-Blocking
"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

              Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio




Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.


Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.


Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.


Amendments

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

Filing Form NP-X
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.


The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:
o        Corporate name change.
o        A change of corporate headquarters.
o        Stock exchange listing.
o        Establishment of time and place of annual meeting.
o        Adjournment or postponement of annual meeting.
o        Acceptance/approval of financial statements.
o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
o        Approval of minutes and other formalities.
o        Authorization of the transferring of reserves and allocation of income.
o        Amendments to authorized signatories.
o        Approval of accounting method changes or change in fiscal year-end.
o        Acceptance of labor agreements.
o        Appointment of internal auditors. 7




Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


Auditors

We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.

We will normally  oppose  proposals that require  companies to:

o    Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o    Indemnify auditors.

o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o Election of an honorary director. We will vote against:

o Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.



Elections of Directors
In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.


We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.


Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

o    Cumulative voting.

o Increase ability for shareholders to call special meetings.

o Increase ability for shareholders to act by written consent.

o Restrictions on the ability to make greenmail payments.

o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:

o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

o Control share cash-out provisions, which require large holders to acquire shares from other holders.

o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control. 11 Proxy Voting Policy Revised March 2008

o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

o Fair price provisions.

o Authorization of shareholder rights plans.

o Labor protection provisions.

o Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o Proposals that allow shareholders to nominate directors.

We will vote against:

o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-bycase basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.


Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

o    Changes in par value.

o Reverse splits, if accompanied by a reduction in number of shares.

o Shares repurchase programs, if all shareholders may participate on equal terms.

o    Bond issuance.

o Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

o    Number of shares currently available for issuance;

o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

o    Proposed use of the proceeds from the issuance of additional shares; and

o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o Proposals to submit private placements to shareholder vote.

o Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.



Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

o    401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993
     (OBRA), including:

o    Amendments to performance plans to conform with OBRA;

o    Caps on annual grants or amendments of administrative features;

o    Adding performance goals; and

o Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o Require that option repricing be submitted to shareholders.

o Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

o Shareholder proposals seeking additional disclosure of executive and director pay information.

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A ~ B ~ C) / (A ~ B ~ C ~ D), where

                          A = Shares reserved for plan/amendment,
                          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

o        The plan must not:

     o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

     o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

o We are generally in favor of proposals that increase participation beyond executives.

o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

o We generally support proposals asking companies to adopt stock holding periods for their executives.

o All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

o    Confidential Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.



Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

o    Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o    Debt restructurings.

o    Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.


Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

o        Establishment of new classes or series of shares.

o        Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o        Approval of new or amended advisory contracts.

o        Changes from closed-end to open-end format.

o        Authorization for, or increase in, preferred shares.

o        Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues.

"Social Issues" may generally be described as shareholder proposals for a company to:

o    Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");


o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredito Italiano Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief 21 Proxy Voting Policy Revised March 2008 Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.


TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.


RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.


RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o    Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2




ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:
October 5, 2004

REVISION DATE:
March 2008

                       RAINIER INVESTMENT MANAGEMENT, INC.

                            2008 PROXY VOTING POLICY

                              SUMMARY & PROCEDURES

                                  INTRODUCTION
- -----------------------------------------------------------------------------

   This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR 270. 30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

   RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

   RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

   RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                   PROCEDURES
- ------------------------------------------------------------------------------

PROCEDURES USED TO ADDRESS ANY POTENTIAL CONFLICTS OF INTEREST.

   RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

    . Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

    .  Issues that ISS itself considers on a case-by-case basis

THE EXTENT TO WHICH RIM DELEGATES PROXY VOTING AUTHORITY TO OR RELIES ON RECOMMENDATIONS OF A THIRD PARTY.

   As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

   To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

      (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

      (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

      (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

      (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

      (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

      (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

THE EXTENT TO WHICH RIM WILL SUPPORT OR GIVE WEIGHT TO THE VIEWS OF MANAGEMENT OF A PORTFOLIO COMPANY.

   We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

POLICIES AND PROCEDURES RELATING TO MATTERS SUBSTANTIALLY AFFECTING THE RIGHTS OF THE HOLDERS OF THE SECURITY BEING VOTED.

   Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

DISCLOSURE TO CLIENTS.

   RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

BOOKS AND RECORDS MAINTAINED BY RIM.

   In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

    .  RIM's policies and procedures relating to voting proxies;

    . A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

    . A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;

    . Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

    . A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

   Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.

[LOGO]


                                RISKMETRICS GROUP

                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009


 Copyright (C) 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

 All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, a nd is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

o The tenure of the audit firm; o The length of rotation specified in the proposal; o Any significant audit-related issues at the company; o The number of Audit Committee meetings held each year; o The number of financial experts serving on the committee; and
o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.


2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITH HOLD(2) from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

--------------------------------

1 RiskMetrics' classification of directors can be found in U.S. Proxy Voting Guidelines Summary. 2 In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

        -   Pattern of absenteeism; and

        -   Other extraordinary circumstances underlying the director's absence;

o    Sit on more than six public company boards;

o Are CEOs of public companies who sit on the boards of more than two public companies besides their own- - withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

o The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

o    The non-audit fees paid to the auditor are excessive;

o The company receives an adverse opinion on the company's financial statements from its auditor; or

o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

o The company fails to submit one-time transfers of stock options to a shareholder vote;

o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o The company has backdated options (see "Options Backdating" policy); The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          - serves as liaison between the chairman and the independent directors;
          -    approves information sent to the board;
          -    approves meeting agendas for the board;
          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          -    has the authority to call meetings of the independent directors;
          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

o    Two-thirds independent board;

o        All independent key committees;

o        Established governance guidelines;

o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

         - Egregious compensation practices;

         - Multiple related-party transactions or other issues putting director independence at risk;

         - Corporate and/or management scandals;

         - Excessive problematic corporate governance provisions; or

         - Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

o a classified board structure;
o a supermajority vote requirement;
o majority vote standard for director elections with no carve out for contested elections;
o the inability of shareholders to call special meetings; o the inability of shareholders to act by written consent; o a dual-class structure; and/or o a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o Long-term financial performance of the target company relative to its industry;
o        Management's track record;
o        Background to the proxy contest;
o        Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o Likelihood that the proposed goals and objectives can be achieved (both slates);
o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

o The election of fewer than 50% of the directors to be elected is contested in the election;

o    One or more of the dissident's candidates is elected;

o    Shareholders are not permitted to cumulate their votes for directors; and

o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o    Shareholders have approved the adoption of the plan; or

o The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o    No lower than a 20% trigger, flip-in or flip-over;

o    A term of no more than three years;

o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

o the trigger (NOL pills generally have a trigger slightly below 5%);

o    the value of the NOLs;

o    the term;

o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

o    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.


5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

o    Reasons for reincorporation;

o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

o Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o    Specific reasons! rationale for the proposed increase;

o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

o    The board's governance structure and practices; and

o Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

Vote FOR proposals to create 'declawed' blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o    The total cost of the company's equity plans is unreasonable;

o The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o    The plan is a vehicle for poor pay practices. Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

o Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

o Excessive perks/tax reimbursements:

     - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

     - Reimbursement of income taxes on executive perquisites or other payments;

     - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious pension/SERP (supplemental executive retirement plan) payouts:

     - Inclusion of additional years of service not worked that result in significant payouts;

     -    Inclusion   of   performance-based   equity   awards  in  the  pension
          calculation;

o New CEO with overly generous new hire package:

           -    Excessive "make whole" provisions;

     -    Any of the poor pay practices listed in this policy;

o Excessive severance and/or change in control provisions:

     - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

     - Payments upon an executive's termination in connection with performance failure;

     - Change in control payouts without loss of job or substantial diminution of job duties (single- triggered);

     - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

     - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

     - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

     - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

o Dividends or dividend equivalents paid on unvested performance shares or units; o Poor disclosure practices:

     - Unclear explanation of how the CEO is involved in the pay setting process;

     -    Retrospective performance targets and methodology not discussed;

     - Methodology for benchmarking practices and/or peer group not disclosed and explained;

o        Internal Pay Disparity:

     - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

o    Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     Relative Considerations:

o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD

o    Evaluation of peer groups used to set target pay or award opportunities;

o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     Design Considerations:

     -----------------------

o    Balance of fixed versus performance-driven pay;

o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     Communication Considerations:

o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:


o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

o Rationale for the re-pricing--was the stock price decline beyond management's control?

o Is this a value-for-value exchange?

o Are surrendered stock options added back to the plan reserve?

o Option vesting--does the new option vest immediately or is there a black-out period?

o Term of the option--the term should remain the same as that of the replaced option;

o    Exercise price--should be set at fair market or a premium to market;

o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

     -    Rigorous stock ownership guidelines, or

     - A holding period requirement coupled with a significant long-term ownership requirement, or

     -    A meaningful retention ratio,

o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     o Whether adoption of the proposal is likely to enhance or protect shareholder value;

     o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o    Whether  the   company's   analysis  and  voting   recommendation   to
          shareholders are persuasive;

     o What other companies have done in response to the issue addressed in the proposal;

     o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     o Whether implementation of the proposal's request would achieve the proposal's objectives;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o    The existing disclosure of relevant policies;

     o    Deviation from established industry norms;

     o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

o The company's level of disclosure is at least comparable to that of industry peers; and o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

o Significant controversies, fines, or litigation surrounding a company's public policy activities,

o The company's current level of disclosure on lobbying strategy, and

o The impact that the policy issue may have on the company's business operations.

 Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering: o The degree to which existing relevant policies and practices are disclosed;


o Whether or not existing relevant policies are consistent with internationally recognized standards;

o Whether company facilities and those of its suppliers are monitored and how;

o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

o    The scope of the request; and

o Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame




                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES


                                 JANUARY 1, 2009

                                Table of Contents


Policy Statement and Voting Procedure......................................................page 3

ResolvingConflicts of Interest............................................................ page 4

Cost-Benefit Analysis Involving Voting Proxies...........................................  page 4

ProxyVoting Guidelines.................................................................... page 5

OrdinaryBusiness Matters.................................................................. page 5

Auditors.................................................................................. page 5

Boardof Directors......................................................................... page 6

Executiveand Director Compensation.........................................................page 8

Capital Structure......................................................................... page 10

Mergers and Corporate Restructuring....................................................... page 10

Antitakeover Defenses and Voting Related Issues........................................... page 12

Socialand Environmental Issues............................................................ page 14

                                Policy Statement

RCM Capital Management LLC ("RCM") typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                            Voting Procedure

The voting of all proxies is conducted under the direction of the Proxy Committee consisting of representatives from the Research Department, Portfolio Management Team (PMT), and the Legal and Compliance Department. Vote decisions are made in accordance with the Proxy Guidelines and implemented by RCM's third party proxy services provider, RiskMetrics Group (RMG). In situations where the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

RCM's third party proxy services provider, RMG, is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. RMG also provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least two years.

                         Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires "share blocking." To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders' custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM's clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

                             Proxy Voting Guidelines




                                Ordinary Business



Ordinary Business Matters: Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.



                                    Auditors


Ratification of Auditors: Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.


Shareholder Proposals Regarding Rotation of Auditors: Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.


Shareholder Proposals Regarding Auditor Independence: Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               Board of Directors


Election of Directors: Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may vote against or withhold votes from director nominees.


Majority Vote Requirement for the Election of Directors: Case-by-Case RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.



Classified Boards: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.


Changing Size of Board: Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.


Majority of Independent Directors on Board: Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.


Limit Tenure of Directors: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.


Director Indemnification and Liability Protection: Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.


Separate Chairman/Chief Executive Officer: Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled nonmanagement meetings with a powerful and independent Lead Director.


Diversity of the Board of Directors: Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

                       Executive and Director Compensation


Stock Incentive Plans: Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.


Cash Bonus Plans (OBRA related): Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.


Eliminate Non-Employee Director Retirement Plans: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.


Employee Stock Purchase Plans: Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.


Shareholder Proposals Regarding Executive Pay: Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes): Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                                Capital Structure

Capital Stock Authorizations: Case-by-Case

RCM utilizes research from a third-party proxy voting service (RMG) to assist us in analyzing all details of a proposed stock incentive plan. Proposals requesting an increase in authorized shares of common or preferred stock are voted, on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns.

Stock Splits and Dividends: Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.



                       Mergers and Corporate Restructuring


Mergers and Restructurings: Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.


Prevent a Company from Paying Greenmail: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.


Fair Price Provision: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.


State Antitakeover Statutes: Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.


Reincorporation: Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                Anti-takeover Defenses and Voting Related Issues


Poison Pills: Case-by-Case

RCM votes AGAINST poison pills (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.


Dual Class Capitalization with Unequal Voting Rights: Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.


Blank Check Preferred Stock: Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.


Cumulative Voting: Case-by-Case

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.


Shareholder Action by Written Consent: Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.


Shareholder's Right to Call Special Meeting: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: FOR

RCM votes FOR shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         Social and Environmental Issues


Shareholder Proposals Regarding Social and Environmental Issues: Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

-    Cost to implement proposed requirement

-    Whether any actual abuses exist

-    Whether the company has taken any action to address the problem

- The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.


Sign or Endorse the CERES Principles: Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.


Northern Ireland (MacBride Principles): Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

- Whether any discrimination charges have been filed against the subject company within the past year;

- Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

- Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).



TRP 2009 Proxy Voting Policies and Procedures.doc
Updated: February 2009
                                        1



TRP 2009 Proxy Voting Policies and Procedures.doc
Updated:  March 2008

                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC T. ROWE PRICE GLOBAL
                  INVESTMENT SERVICES, LTD

                      PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Global Investment Services Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

          Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

         Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group ("RMG"), formerly known as Institutional Shareholder Services ("ISS"), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

         T. Rowe Price utilizes RMG's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG's web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

         RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also vote against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.

         Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.



                                        1

         Social and Corporate Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

         Global Portfolio Companies - RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG's general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

         Votes Against Company Management - Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.



Vote Execution and Monitoring of Voting Process

         Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG's Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

         Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


RECORD RETENTION

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by RMG in its capacity as voting agent. All proxy voting materials and supporting documentation are retained for six years.

Updated: February 2009

Updated: March 2009

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited (collectively, "T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's voting guidelines--many of which are consistent with RMG positions--T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.


Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.



G. Proxy Voting

Introduction

As a buy and hold investor, one of TAM's primary considerations for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

                  1. Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that: o Fees for non-audit services are excessive; or
         o The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

 j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

2. Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

o Ability to re-price underwater options without shareholder approval.

o Ability to issue options with an exercise price below the stock's current market price without shareholder approval. o Ability to issue reload options.

o Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

o Shareholder approval should be required in order to make any material change to the plan.

o While TAM prefers awards to non-employee directors to be subject to the terms of the plan, TAM may support awards that are subject to management or board discretion if such awards are reasonable and judiciously administered.

3. Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

c) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

d) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer's outstanding capital.

e) Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

f) State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4.  Social Policy Issues

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5.  Abstention From Voting

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6.  Foreign Securities

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. Securities Lending

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. Restrictions After Filing Form 13D

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. Procedures

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. Monitoring for Upcoming Votes

TAM's Accounting Department relies on each client's custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the GC or his designee who shall present proxies received to the Proxy Voting Committee.

11. Proxy Voting Committee

The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM's GC or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. Submitting the Vote

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's GC. Examples of potential conflicts include:

a) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

b) TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

c) TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

d) TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's GC shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

o Determine that there is no conflict or that it is immaterial.


o Ensure that the proxy is voted in accordance with the policy guidelines stated above.


o Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.


o    Discuss the matter with TAM's CCO

o Discuss the matter with the client and obtain direction on how to vote the client's securities.

TAM's GC shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's GC shall apply the following guidelines:

o Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

o In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the GC will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. Recordkeeping

TAM shall maintain all required records relating to its voting determinations.

a) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

o Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM); o Records of votes cast on behalf of the clients

b) TAM's GC shall maintain for six years (two in an easily accessible place):

         o Proxy voting policies and procedures;
         o Written documentation supporting all exceptions to the policy guidelines; and
         o Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT LLC

                       PROXY VOTING POLICY AND PROCEDURES

   Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

   Duties with Respect to Proxies:

   Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

   Delegation:

   In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

   Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

   Review and Oversight:

   Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

   Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

   Conflicts of Interest:

   Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

   Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

   Securities Lending:

   Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

   Obtaining Proxy Voting Information:

   To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations and Technology Administration c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

   Recordkeeping:

   Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: April 1, 2007




                     (Proxy Voting Policies and Procedures)

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                               Compliance Program

                           MET INVESTORS SERIES TRUST

                      Proxy Voting Policies and Procedures

Trust's Policy Statement

         Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.


Trust's Proxy Voting Program

         Met Investors Advisory LLC ("MIA") serves as the investment manager of the Trust's portfolios. MIA is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio, with the exception of the
(i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, (the "Asset Allocation Portfolios"); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the "American Funds Allocation Portfolios"); (iii) American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the "American Funds Master-Feeder Portfolios"); and (iv) Met/Franklin Templeton Founding Strategy Portfolio (the "Founding Strategy Portfolio"), where MIA is responsible for portfolio management.

         The Trust has delegated proxy voting responsibility to MIA. Because MIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio, other than the Asset Allocation Portfolios, American Funds Allocation Portfolios, American Funds Master-Feeder Portfolios and the Founding Strategy Portfolio, to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

Manager's Due Diligence and Compliance Program


         As part of its ongoing due diligence and compliance responsibilities, MIA will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. MIA will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.



         MIA serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.



         MIA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a "Fund of Funds"), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the "American Funds Underlying Portfolios"). MIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the American Funds Underlying Portfolio with respect to a particular proposal.



         MIA serves as the sole investment adviser to the Founding Strategy Portfolio, (a "Fund of Funds") that invests its assets equally among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Franklin Growth Portfolio (together, the "Founding Strategy Underlying Portfolios"). MIA will vote proxies relating to shares of a Founding Strategy Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the Founding Strategy Underlying Portfolio with respect to a particular proposal.



         MIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolios, (each a "Feeder Fund"), each of which invests its assets in a series of the American Funds Insurance Series (collectively, the "Master Funds"). MIA will vote proxies relating to the shares of the Master Funds held by each Feeder Fund in the same proportion as the vote of all other shareholders of the Master Fund.



Advisers' Proxy Voting Policies and Procedures


         Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:


         Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and MIA upon request, copies of such policies and procedures.

         Fiduciary Duty: The Adviser's policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

         Conflicts of Interest: The Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

         Voting Guidelines: The Adviser's policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

         Monitoring Proxy Voting: The Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

         Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and MIA such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or MIA may reasonably request.


Disclosure of Trust's Proxy Voting Policies and Procedures and Voting Record

         MIA on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. MIA (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

I. Reports to Trust's Board of Trustees.


         MIA will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.



ADOPTED: November 19, 2003
REVISED: December 31, 2005

                                   APPENDIX D

                               Portfolio Managers

     The Advisers have provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2008 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2008. Other than as set forth below, as of December 31, 2008, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Met/AIM Small Cap Growth Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                  ACCOUNTS WITH RESPECT
                                                                                              TO WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                 OTHER ACCOUNTS MANAGED                                THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Juliet Ellis               Registered Investment         11             $2,149,416,851            None           None
                           Companies
                           Other Pooled Investment      None                 None                 None           None
                           Vehicles
                           Other Accounts               None                 None                 None           None

Juan R. Hartsfield         Registered Investment         11             $2,149,416,851            None           None
                           Companies
                           Other Pooled Investment      None                 None                 None           None
                           Vehicles
                           Other Accounts               None                 None                 None           None

Clay Manley                Registered Investment         4              $1,291,083,499            None           None
                           Companies
                           Other Pooled Investment      None                 None                 None           None
                           Vehicles
                           Other Accounts               None                 None                 None           None


MATERIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

..    The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

..    If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

..    With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.


..    Finally, the appearance of a conflict of interest may arise where Invesco
     Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager as day-to-day management responsibilities.


     Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

     Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and, an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. The portfolio managers are eligible, along with other employees of Invesco Aim, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for Invesco Aim. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

SUB-ADVISOR                         PERFORMANCE TIME PERIOD/i/
---------------  ---------------------------------------------------------------
Invesco Aim/ii/  One-, Three- and Five-year performance against Fund peer group.


/i/  Rolling time periods based on calendar year end.

/ii/ Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.


..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Juliet. Ellis        X
Juan. Hartsfield     X
Clay Manley          X

Batterymarch Growth and Income Portfolio
----------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                   ACCOUNTS WITH RESPECT TO WHICH
                                                                                                  THE ADVISORY FEE IS BASED ON THE
                                                  OTHER ACCOUNTS MANAGED                             PERFORMANCE OF THE ACCOUNT
                            -----------------------------------------------------------------  -------------------------------------
                                                      NUMBER OF                                 NUMBER OF
                                                     ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS
NAME OF PORTFOLIO MANAGER     CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY          IN CATEGORY
-------------------------   -----------------------  -----------  ---------------------------  -----------  ------------------------
Yu-Nien (Charles) Ko, CFA   Registered Investment         8              $1,765,239,063             0                   N/A
                            Companies
                            Other Pooled Investment       6               $143,226,357              1                $5,689,255
                            Vehicles
                            Other Accounts               90              $3,855,576,923             6               $331,725,831

Stephen A. Lanzendorf, CFA  Registered Investment         8              $1,765,239,063             0                   N/A
                            Companies
                            Other Pooled Investment       6               $143,226,357              1               $5,689,255
                            Vehicles
                            Other Accounts               90              $3,855,576,923             6              $331,725,831


MATERIAL CONFLICTS OF INTEREST


     Actual or potential conflicts may arise in managing the Portfolio in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Portfolio.


     Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Limited Investment Opportunities
----------------------------------------------


     If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Portfolio may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.


     Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially-Filled Transactions in Securities
---------------------------------------------------------

     Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

     Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

     Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Selection of Brokers/Dealers
----------------------------

     In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved.

Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions
--------------------------------


     Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Portfolio. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds, including the Portfolio, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Portfolio).


     Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

     Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

..    COMPETITIVE BASE SALARIES;

..    INDIVIDUAL PERFORMANCE-BASED BONUSES based on the investment professionals'
     added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

..    CORPORATE PROFIT-SHARING; and

..    a NON-QUALIFIED DEFERRED COMPENSATION PLAN that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

     Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                                                                                                            OVER
PORTFOLIO MANAGER           NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Yu-Nien (Charles) Ko, CFA    X
Stephen A. Lanzendorf, CFA   X

BlackRock High Yield Portfolio
------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                            OTHER ACCOUNTS MANAGED                          PERFORMANCE OF THE ACCOUNT
                           ----------------------------------------------------------  -----------------------------------
                                                     NUMBER OF                                             TOTAL ASSETS IN
                                                    ACCOUNTS IN     TOTAL ASSETS IN    NUMBER OF ACCOUNTS     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT     CATEGORY    ACCOUNTS IN CATEGORY      IN CATEGORY         CATEGORY
-------------------------  -----------------------  -----------  --------------------  ------------------  ---------------
Kevin Booth                Registered Investment         24          $5.99 Billion              0                N/A
                           Companies
                           Other Pooled Investment       12          $5.84 Billion              6            $4.7 Billion
                           Vehicles
                           Other Accounts                11          $1.44 Billion              3           $279.4 Million

James Keenan               Registered Investment         18          $5.08 Billion              0                N/A
                           Companies
                           Other Pooled Investment        9          $5.48 Billion              4           $4.51 Billion
                           Vehicles
                           Other Accounts                55          $7.58 Billion             13           $3.96 Billion

MATERIAL CONFLICTS OF INTEREST


     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Booth and Keenan currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION


Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Portfolio include a combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.


BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio manager'S compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

     LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Booth and Keenan have each received awards under the LTIP.


     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Booth and Keenan have each participated in the deferred compensation program.

OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Booth and Keenan are each eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Kevin Booth          X
James Keenan         X

BlackRock Large Cap Core Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                  ADVISORY FEE IS BASED ON THE
                                     OTHER ACCOUNTS MANAGED                        PERFORMANCE OF THE ACCOUNT
                   ----------------------------------------------------------  -----------------------------------
                                             NUMBER OF                                             TOTAL ASSETS IN
NAME OF PORTFOLIO                           ACCOUNTS IN     TOTAL ASSETS IN    NUMBER OF ACCOUNTS    ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT      CATEGORY   ACCOUNTS IN CATEGORY     IN CATEGORY          CATEGORY
-----------------  -----------------------  -----------  --------------------  ------------------  ---------------
Robert C. Doll     Registered Investment         24         $13.21 Billion             0                 N/A
                   Companies
                   Other Pooled Investment       14          $2.95 Billion             2            $152.7 Million
                   Vehicles
                   Other Accounts                21          $1.94 Billion             0                 N/A

Daniel Hanson      Registered Investment         24         $13.21 Billion             0                 N/A
                   Companies
                   Other Pooled Investment       14          $2.95 Billion             2            $152.7 Million
                   Vehicles
                   Other Accounts                21          $1.94 Billion             0                 N/A

MATERIAL CONFLICTS OF INTEREST


     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Doll and Hanson currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION OVERVIEW

     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

     Due to Mr. Doll's unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION


Discretionary incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Portfolio include the Lipper Multi-Cap Core Funds classification.


Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

     LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Doll and Hanson have each received awards under the LTIP.

     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Doll and Hanson have each participated in the deferred compensation program.

OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Doll and Hanson are each eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Robert C. Doll       X
Daniel Hanson        X

Clarion Global Real Estate Portfolio
------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                 ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                   ADVISORY FEE IS BASED ON THE
                                      OTHER ACCOUNTS MANAGED                        PERFORMANCE OF THE ACCOUNT
                    ----------------------------------------------------------  -----------------------------------
                                                                                                    TOTAL ASSETS IN
                                              NUMBER OF      TOTAL ASSETS IN                          ACCOUNTS IN
NAME OF PORTFOLIO                            ACCOUNTS IN  ACCOUNTS IN CATEGORY  NUMBER OF ACCOUNTS      CATEGORY
MANAGER               CATEGORY OF ACCOUNT      CATEGORY       (IN MILLIONS)        IN CATEGORY       (IN MILLIONS)
------------------  -----------------------  -----------  --------------------  ------------------  ---------------
T. Ritson Ferguson  Registered Investment         24           $8.3 Billion              1            $125 Million
                    Companies
                    Other Pooled Investment       16           $866 Million             11            $600 Million
                    Vehicles
                    Other Accounts                72           $1.7 Billion              3            $218 Million

Steven D. Burton    Registered Investment         22           $7.7 Billion              1            $125 Million
                    Companies
                    Other Pooled Investment        3           $125 Million              0                  0
                    Vehicles
                    Other Accounts                55           $1.3 Billion              2            $194 Million

Joseph P. Smith     Registered Investment         20           $7.9 Billion              1            $125 Million
                    Companies
                    Other Pooled Investment       16           $866 Million             11            $600 Million
                    Vehicles
                    Other Accounts                66           $1.6 Billion              3            $219 Million

POTENTIAL MATERIAL CONFLICTS OF INTEREST


     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.


     A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.


     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     ING CRES recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm's diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm's employees (contained in the Code of Ethics).

COMPENSATION


     There are three pieces of compensation for portfolio managers - base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers' objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Portfolio. With respect to the Portfolio, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Compensation is not based on the level of Portfolio assets.


OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
T. Ritson Ferguson    X
Steven D. Burton      X
Joseph P. Smith       X

Dreman Small Cap Value Portfolio
--------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT      CATEGORY     ACCOUNTS IN CATEGORY      IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
David N. Dreman         Registered Investment          19           $6.95 Billion              0                  N/A
                        Companies
                        Other Pooled Investment         6          $146.02 Million             3             $5.23 Million
                        Vehicles
                        Other Accounts                125           $1.07 Billion              0                  N/A

E. Clifton Hoover Jr.   Registered Investment          15           $6.80 Billion              0                  N/A
                        Companies
                        Other Pooled Investment         0                N/A                   0                  N/A
                        Vehicles
                        Other Accounts                106          $941.05 Million             0                  N/A

Mark Roach              Registered Investment          10           $1.99 Billion              0                  N/A
                        Companies
                        Other Pooled Investment         0                N/A                   0                  N/A
                        Vehicles
                        Other Accounts                 20          $137.52 Million             0                  N/A

MATERIAL CONFLICTS OF INTEREST


     In addition to managing the assets of the Portfolio, the portfolio manager may manage other client accounts of the subadviser. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolio's most recent fiscal year end.


COMPENSATION


     The Portfolio has been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

     Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Portfolio's performance relative to its benchmark.

     Investment professionals may also receive equity in the form of units or fractional units of membership interest in Dreman or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

     The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:


     (i) Relative ranking of the Portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The Portfolio's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Portfolio's performance against the pre-determined indices for the product strategy against which the Portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.

     (iii) Performance of the Portfolio's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.


Qualitative factors:

           (i) Ability to work well with other members of the investment professional team and mentor junior members.

           (ii) Contributions to the organizational overall success with new product strategies.

           (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

OWNERSHIP OF SECURITIES

PORTFOLIO                                                                                                                  OVER
MANAGER              NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
David Dreman           X
E. Clifton Hoover,
Jr.                    X
Mark Roach             X

Met/Franklin Income Portfolio
-----------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
NAME OF PORTFOLIO                                 ACCOUNTS IN     TOTAL ASSETS IN      NUMBER OF ACCOUNTS     ACCOUNTS IN
MANAGER                   CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Edward D. Perks, CFA    Registered Investment          12       $46,727.4 Million              0                   0
                        Companies
                        Other Pooled Investment         2         $383.2 Million               0                   0
                        Vehicles
                        Other Accounts                  0               0                      0                   0

Charles B. Johnson      Registered Investment           5       $44,569.6.Million              0                   0
                        Companies
                        Other Pooled Investment         2         $383.2 Million               0                   0
                        Vehicles
                        Other Accounts                  0               0                      0                   0

MATERIAL CONFLICTS OF INTEREST


     The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------


     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred quity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


..    INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

..    NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

..    RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Edward D. Perks, CFA   X
Charles B. Johnson     X

Met/Franklin Mutual Shares Portfolio
------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
NAME OF PORTFOLIO                                 ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
MANAGER                   CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Peter A. Langerman      Registered Investment          8          $19,042.6 Million            0                   0
                        Companies
                        Other Pooled Investment        3           $1,264.4 Million            0                   0
                        Vehicles
                        Other Accounts                 0                  0                    0                   0

F. David Segal, CFA     Registered Investment          6          $18,904.6 Million            0                   0
                        Companies
                        Other Pooled Investment        0                  0                    0                   0
                        Vehicles
                        Other Accounts                 0                  0                    0                   0

Deborah A. Turner,      Registered Investment          6          $18,904.6 Million            0                   0
CFA                     Companies
                        Other Pooled Investment        2            $27.3 Million              0                   0
                        Vehicles
                        Other Accounts                 0                  0                    0                   0

MATERIAL CONFLICTS OF INTEREST


      The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------


     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


..    Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.


..    Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Portfolio, are evaluated in determining the amount of any bonus award.

..    Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

..    Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                        OVER
   PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Peter A. Langerman       X
F. David Segal, CFA      X
Deborah A. Turner, CFA   X

Goldman Sachs Mid Cap Value Portfolio
-------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                     ACCOUNTS WITH RESPECT TO
                                                                                     WHICH THE ADVISORY FEE IS
                                                                                    BASED ON THE PERFORMANCE OF
                                           OTHER ACCOUNTS MANAGED                           THE ACCOUNT
                           ------------------------------------------------------  ----------------------------
                                                     NUMBER OF    TOTAL ASSETS IN   NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN     ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY        CATEGORY       CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ----------------  -----------  ---------------
Dolores Bamford            Registered Investment         47       10122.8 Billion       0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles
                           Other Accounts               217       8821.1 Billion        3        147.2 Million

Andrew Braun               Registered Investment         40       $8934.5 Billion       0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles

                           Other Accounts               202       $8060.3 Billion       2        $51.6 Million

Scott Carroll              Registered Investment         47       $10122.8Billion       0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles
                           Other Accounts               217       $8821.1 Billion       3       $147.2 Million

Sean Gallagher             Registered Investment         40       8934.5 Billion        0              0
                           Companies
                           Other Pooled Investment        2       $148.8 Million        2       $148.8 Million
                           Vehicles
                           Other Accounts               202       8060.3 Billion        2        51.6 Million


MATERIAL CONFLICTS OF INTEREST


     Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.


COMPENSATION

     The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

     The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

..    Individual performance (relative, absolute)

..    Team performance (relative, absolute)

..    Consistent performance that aligns with clients' objectives

..    Achievement of top rankings (relative and competitive)

Other Compensation
------------------

     In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF SECURITIES*


                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Dolores Bamford        X
Andrew Braun           X
Scott Carroll          X
Sean Gallagher         X


* Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

Harris Oakmark International Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                                           THE ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                             PERFORMANCE OF THE ACCOUNT
                        --------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                  TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY        IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   ----------------------   ------------------   ---------------
David G. Herro          Registered Investment           8            $3,964,060,899               0                 N/A
                        Companies
                        Other Pooled Investment        15            $1,384,026,960               0                 N/A
                        Vehicles
                        Other Accounts                 13            $2,006,269,818               0                 N/A

Robert A. Taylor        Registered Investment           2             $864,355,299                0                 N/A
                        Companies
                        Other Pooled Investment         2             $276,279,735                0                 N/A
                        Vehicles
                        Other Accounts                  6             $931,267,811                0                 N/A


MATERIAL CONFLICTS OF INTEREST


     Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.


     The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

COMPENSATION


     David G. Herro and Robert A. Taylor are portfolio managers of the Portfolio . Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), the adviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:


     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

     The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

     The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

     If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
David G. Herro         X
Robert A. Taylor       X

Janus Forty Portfolio
---------------------

OTHER ACCOUNTS MANAGED


                                                                                              ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE PERFORMANCE
                                             OTHER ACCOUNTS MANAGED                                     OF THE ACCOUNT
                        ---------------------------------------------------------------   -----------------------------------------
                                                   NUMBER OF                                                      TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN       NUMBER OF ACCOUNTS        ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY      ACCOUNTS IN CATEGORY        IN CATEGORY            CATEGORY
---------------------   -----------------------   -----------   -----------------------   ------------------   --------------------
Ron Sachs               Registered Investment          17            $13,542,646,733               0                    N/A
                        Companies
                        Other Pooled Investment         1              $49,941,927                 0                    N/A
                        Vehicles
                        Other Accounts                 10            $1,164,048,644                1               $150,380,470

MATERIAL CONFLICTS OF INTEREST

     As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

COMPENSATION

     The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2008.

     The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation
------------------

     Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation
---------------------

     Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

     Variable compensation is structured to pay the portfolio manager primarily on the Managed Fund's performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

     Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

     The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture;
(ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

     The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with JCGI's Executive Income Deferral Program.


     The Portfolio's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.


OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Ron Sachs              X

Lazard Mid Cap Portfolio
------------------------

OTHER ACCOUNTS MANAGED


                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
                                                                                            FEE IS BASED ON THE PERFORMANCE OF THE
                                            OTHER ACCOUNTS MANAGED                                         ACCOUNT
                        --------------------------------------------------------------   -------------------------------------------
                                                   NUMBER OF                                                      TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      NUMBER OF ACCOUNTS         ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY        IN CATEGORY             CATEGORY
---------------------   -----------------------   -----------   ----------------------   ------------------   ----------------------
Christopher Blake       Registered Investment           6           $3,150,910,406                1               $4,893,853,863
                        Companies
                        Other Pooled Investment        14            $355,201,968                 0                      N/A
                        Vehicles
                        Other Accounts                 72            $779,325,763                 0                      N/A

Robert A. Failla        Registered Investment           6           $3,150,910,406                1               $4,893,853,863
                        Companies
                        Other Pooled Investment        35            $873,907,119                 0                      N/A
                        Vehicles
                        Other Accounts                 79           $2,111,949,791                0                      N/A

Andrew D. Lacey         Registered Investment          10            3,370,345,807                1               $4,893,853,863
                        Companies
                        Other Pooled Investment        34            $723,629,340                 0                      N/A
                        Vehicles
                        Other Accounts                280           $2,996,587,023                0                      N/A


MATERIAL CONFLICTS OF INTEREST


     Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

COMPENSATION


     Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.


     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Christopher Blake      X
Robert A. Failla       X
Andrew D. Lacey        X


Legg Mason Partners Aggressive Growth Portfolio
-----------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Richard Freeman         Registered Investment             5         $5.83 Billion               0                 N/A
                        Companies
                        Other Pooled Investment           3         $0.15 Billion               0                 N/A
                        Vehicles
                        Other Accounts               40,513         $6.17 Billion               0                 N/A

Evan Bauman             Registered Investment             3         $0.87 Billion               0                 N/A
                        Companies
                        Other Pooled Investment           3         $0.15 Billion               0                 N/A
                        Vehicles
                        Other Accounts               40,723         $6.56 Billion               0                 N/A

MATERIAL CONFLICTS OF INTEREST


     Potential conflicts of interest may arise when the Portfolio's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.


     The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention
----------------------------------------

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities
----------------------------------------------

     If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies

     At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation
-------------------------

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers
---------------------------

     Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities
------------------------------

     The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

     ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation
----------------------

Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio manager's position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan). The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance. Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge's Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge's centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analyst's overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award
--------------

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm's new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Richard Freeman        X
Evan Bauman            X

Legg Mason Value Equity Portfolio
---------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY       IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Mary Chris Gay*         Registered Investment           5           $1.4 Billion                0                 N/A
                        Companies
                        Other Pooled Investment        12           $1.3 Billion                0                 N/A
                        Vehicles
                        Other Accounts                  2           $140 Million                0                 N/A


* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Portfolio. Ms. Gay, however, is solely responsible for the day-to-day management of the Portfolio and for implementing the investment strategies pursued by the master portfolio, subject to the Portfolio's investment objectives, restrictions, cash flows, and other considerations.


MATERIAL CONFLICTS OF INTEREST


     The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Portfolio. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Portfolio maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

     The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

     The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Mary Chris Gay      X

Loomis Sayles Global Markets Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
Mark B. Baribeau   Registered Investment          9            $1,323,944,900.34           0                      N/A
                   Companies
                   Other Pooled Investment        7             $373,736,030.54            1               $61,288,504.25
                   Vehicles
                   Other Accounts               133            $2,136,276,742.31           0                      N/A

Daniel J. Fuss     Registered Investment         13           $28,981,913,796.49           0                      N/A
                   Companies
                   Other Pooled Investment        4             $492,127,360.96            0                      N/A
                   Vehicles
                   Other Accounts                80            $7,526,031,597.51           4              $668,996,049.89

Warren Koontz      Registered Investment          3             $476,710,474.80            0                      N/A
                   Companies
                   Other Pooled Investment        0                       N/A              0                      N/A
                   Vehicles
                   Other Accounts               112            $1,774,218,584.74           0                      N/A

David Rolley       Registered Investment          3            $1,661,370,732.19           0                     N/A
                   Companies
                   Other Pooled Investment        7            $1,371,937,367.62           1              $292,282,901.09
                   Vehicles
                   Other Accounts                39            $6,522,343,980.97           5              $817,982,489.92


MATERIAL CONFLICTS OF INTEREST

     The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

     Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary
-----------

     A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation
---------------------

     An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers
---------------------

     While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

     The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

     Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

     Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

Equity managers
---------------

     While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers
--------------------------------

     Loomis Sayles has developed and implemented two LONG-TERM INCENTIVE PLANS to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

     Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

     The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

     Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Mark B. Baribeau     X
Daniel J. Fuss       X
Warren Koontz        X
David Rolley         X

Lord Abbett Bond Debenture Portfolio
------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE PERFORMANCE
                                            OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                      -----------------------------------------------------------------  ----------------------------------------
                                                NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                              ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER                 CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------     -----------------------  -----------  ---------------------------  -----------  ---------------------------
Christopher J. Towle  Registered Investment          15           $9,821.6 Million            0                  N/A
                      Companies
                      Other Pooled Investment         2            $532.6 Million             0                  N/A
                      Vehicles
                      Other Accounts              3,545           $2,017.3 Million            2             $70.9 Million

MATERIAL CONFLICTS OF INTEREST


     Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.


COMPENSATION


     When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the Portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Christopher J. Towle   X

Lord Abbett Growth and Income Portfolio
---------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE PERFORMANCE
                                            OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                      -----------------------------------------------------------------  ----------------------------------------
                                                NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                              ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER                 CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------     -----------------------  -----------  ---------------------------  -----------  ---------------------------
Eli M. Salzmann       Registered Investment             9         $12,258.6 Million           0                   N/A
                      Companies
                      Other Pooled Investment           6           $227.9 Million            0                   N/A
                      Vehicles
                      Other Accounts               30,103         $9,304.58 Million           1             $157.5 Million

Kenneth G. Fuller     Registered Investment             0                $0.0                 0                   N/A
                      Companies
                      Other Pooled Investment           0                $0.0                 0                   N/A
                      Vehicles
                      Other Accounts               30,050          $5,382.6 Million           0                   N/A

MATERIAL CONFLICTS OF INTEREST


Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

COMPENSATION


     When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Eli Salzmann        X
Kenneth G. Fuller   X

Lord Abbett Mid Cap Value Portfolio
-----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE PERFORMANCE
                                            OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                      -----------------------------------------------------------------  ----------------------------------------
                                                NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                              ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER                 CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------     -----------------------  -----------  ---------------------------  -----------  ---------------------------
Robert P. Fetch       Registered Investment         12            $7,250.8 Million             0                   N/A
                      Companies
                      Other Pooled Investment        3             $313.4 Million              0                   N/A
                      Vehicles
                      Other Accounts               700            $1,902.1 Million             3              $410.9 Million

Jeff Diamond          Registered Investment          8            $4,384.7 Million             0                   N/A
                      Companies
                      Other Pooled Investment        0                   N/A                   0                   N/A
                      Vehicles
                      Other Accounts               962             $470.7 Million              0                   N/A

MATERIAL CONFLICTS OF INTEREST


     Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.


COMPENSATION


     When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                                                                                                       OVER
PORTFOLIO MANAGER      NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------      ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------

Robert P. Fetch          X

Jeff Diamond             X

MFS(R) Emerging Markets Equity Portfolio
------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                            ADVISORY FEE IS BASED ON THE
                                              OTHER ACCOUNTS MANAGED                         PERFORMANCE OF THE ACCOUNT
                           -----------------------------------------------------------  -----------------------------------
                                                     NUMBER OF                                              TOTAL ASSETS IN
                                                    ACCOUNTS IN     TOTAL ASSETS IN     NUMBER OF ACCOUNTS    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY   ACCOUNTS IN CATEGORY*     IN CATEGORY          CATEGORY
-------------------------  -----------------------  -----------  ---------------------  ------------------  ---------------
Nicholas D. Smithie        Registered Investment         5            $1 Billion                0                 N/A
                           Companies
                           Other Pooled Investment       2           $89.7 Million              0                 N/A
                           Vehicles
                           Other Accounts                1           $4.6 Million               0                 N/A

Jose Luis Garcia           Registered Investment        10           $6.3 Billion               0                 N/A
                           Companies
                           Other Pooled Investment       2          $422.2 Million              0                 N/A
                           Vehicles
                           Other Accounts                3           98.3 Million               0                 N/A


*    Includes the Portfolio


ADVISORY FEES ARE NOT BASED UPON PERFORMANCE OF ANY OF THE ACCOUNTS IDENTIFIED IN THE TABLE ABOVE.

MATERIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address potential conflicts.

     The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

     . PERFORMANCE BONUS - Generally, the performance bonus represents a majority of portfolio manager total cash compensation. .

With respect to Mr. Smithie, performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


BENCHMARKS

Lipper Emerging Markets Funds
Lipper Global Funds
Lipper Variable Global Growth Funds
MSCI Emerging Markets Index
MSCI All Country World Index Growth
Lipper Global Multi-Cap Growth Funds
Lipper Global Large-Cap Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

With respect to Mr. Garcia, performance bonus is based on a combination of quantitative and qualitative factors.


The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


BENCHMARKS

Lipper Latin America Funds
Lipper International Multi-Cap Core Funds
Lipper Variable International Core Funds
MSCI Emerging Markets Latin America Index
Standard & Poor's Latin America Small Cap Index
MSCI EAFE Index
Lipper Global Large-Cap Value Funds
JP Morgan Global Government Bond Index
Lipper Variable International Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------    ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Nicholas D. Smithie    X

Jose Luis Garcia       X

MFS(R) Research International Portfolio
-----------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                            ADVISORY FEE IS BASED ON THE
                                              OTHER ACCOUNTS MANAGED                         PERFORMANCE OF THE ACCOUNT
                           -----------------------------------------------------------  -----------------------------------
                                                     NUMBER OF                                              TOTAL ASSETS IN
                                                    ACCOUNTS IN     TOTAL ASSETS IN     NUMBER OF ACCOUNTS    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY   ACCOUNTS IN CATEGORY*      IN CATEGORY         CATEGORY
-------------------------  -----------------------  -----------  ---------------------  ------------------  ---------------
Jose Luis Garcia           Registered Investment         13          $7.9 Billion               0                 N/A
                           Companies
                           Other Pooled Investment        2         $422.1 Million              0                 N/A
                           Vehicles
                           Other Accounts                 3          $98.2 Million              0                 N/A

Thomas Melendez            Registered Investment          6          $6.2 Billion               0                 N/A
                           Companies
                           Other Pooled Investment        1         $399.2 Million              0                 N/A
                           Vehicles
                           Other Accounts                 0               N/A                   0                 N/A

* Includes the Portfolio.

ADVISORY FEES ARE NOT BASED UPON PERFORMANCE OF ANY OF THE ACCOUNTS IDENTIFIED IN THE TABLE ABOVE.

MATERIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

     The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

PERFORMANCE BONUS - Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

With respect to Mr. Garcia, performance bonus is based on a combination of quantitative and qualitative factors.


The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2008, the following benchmarks were used:


BENCHMARKS

Lipper Latin America Funds
Lipper International Multi-Cap Core Funds
Lipper Variable International Core Funds
MSCI Emerging Markets Latin America Index
Standard & Poor's Latin America SmallCap Index
MSCI EAFE Index
Lipper Global Large-Cap Value Funds
JP Morgan Global Government Bond Index
Lipper Variable International Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process and overall performance (distinct from fund and other account performance).

With respect to Mr. Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jose Luis Garcia     X

Thomas Melendez      X

Oppenheimer Capital Appreciation Portfolio
------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                              ACCOUNTS WITH RESPECT TO
                                                                                              WHICH THE ADVISORY FEE IS
                                                                                             BASED ON THE PERFORMANCE OF
                                               OTHER ACCOUNTS MANAGED*                               THE ACCOUNT
                           ---------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                               NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN   TOTAL ASSETS IN ACCOUNTS  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY   IN CATEGORY (IN MILLIONS)    CATEGORY      CATEGORY
-------------------------  -----------------------  -----------  -------------------------  -----------  ---------------
Marc Baylin                Registered Investment         7             $8,375 Million            0             N/A
                           Companies
                           Other Pooled Investment       1              $575 Million             0             N/A
                           Vehicles
                           Other Accounts                0                  N/A                  0             N/A

* Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MATERIAL CONFLICTS OF INTEREST

     As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or she may manage funds or accounts with different investment objectives and strategies.


COMPENSATION


     The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.


     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Marc Baylin          X

PIMCO Inflation Protected Bond Portfolio
----------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                           ACCOUNTS WITH RESPECT TO WHICH
                                                                                            THE ADVISORY FEE IS BASED ON
                                               OTHER ACCOUNTS MANAGED                      THE PERFORMANCE OF THE ACCOUNT
                           --------------------------------------------------------------  ------------------------------
                                                     NUMBER OF                              NUMBER OF    TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS  ACCOUNTS IN     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY         IN CATEGORY           CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ------------------------  -----------  -----------------
Mihir Worah                Registered Investment         21         $33,523.20 Million           0             N/A
                           Companies
                           Other Pooled Investment       27         $3,920.90 Million            0             N/A
                           Vehicles
                           Other Accounts                80         $22,010.25 Million          15      $4,622.12 Million

MATERIAL CONFLICTS OF INTEREST


     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.


Investment Opportunities
------------------------


     A potential conflict of interest may arise as a result of the Portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.


Performance Fees
----------------


     A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.


COMPENSATION

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus
----------------

     Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:


..    3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;


..    Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

..    Amount and nature of assets managed by the portfolio manager;

..    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

..    Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

..    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

..    Contributions to asset retention, gathering and client satisfaction;

..    Contributions to mentoring, coaching and/or supervising; and

..    Personal growth and skills added.


     A portfolio manager's compensation is not based directly on the performance of the Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses
-----------------

     Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.




Allianz Transaction Related Compensation
----------------------------------------


     In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz").


     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Mihir Worah            X

PIMCO Total Return Portfolio
----------------------------

OTHER ACCOUNTS MANAGED

                                                                                          ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                             ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                             PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ---------------------------------------
                                                   NUMBER OF                                                  TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS       ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY    ACCOUNTS IN CATEGORY      IN CATEGORY            CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ------------------
William H. Gross        Registered Investment          39        $180,879.41 Million            0                   N/A
                        Companies
                        Other Pooled Investment        19        $7,100.68 Million              2             $309.98 Million
                        Vehicles
                        Other Accounts                 68        $30,921.75 Million            21           $10,594.39 Million

MATERIAL CONFLICTS OF INTEREST


     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.


Investment Opportunities
------------------------


     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.


Performance Fees
----------------

     A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.


COMPENSATION

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus
----------------

     Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:


..    3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;


..    Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

..    Amount and nature of assets managed by the portfolio manager;

..    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

..    Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

..    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

..    Contributions to asset retention, gathering and client satisfaction;

..    Contributions to mentoring, coaching and/or supervising; and

..    Personal growth and skills added.


     A portfolio manager's compensation is not based directly on the performance of the Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.


Retention Bonuses
-----------------

     Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan
-------------------


     Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, Mr. Gross receives a fixed percentage of the profit sharing plan.


Allianz Transaction Related Compensation
----------------------------------------


     In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz").


     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
William H. Gross       X

Pioneer Fund Portfolio
----------------------

OTHER ACCOUNTS MANAGED


                                                                                            ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                               ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                               PERFORMANCE OF THE ACCOUNT
                        --------------------------------------------------------------   -------------------------------------------
                                                   NUMBER OF                                                      TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      NUMBER OF ACCOUNTS         ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY        IN CATEGORY             CATEGORY
---------------------   -----------------------   -----------   ----------------------   ------------------   ----------------------
John A. Carey           Registered Investment          10          $5,727,447,000                 1               $4,604,373,000
                        Companies
                        Other Pooled Investment         3          $1,650,610,000                 0                         N/A
                        Vehicles
                        Other Accounts                  1            $14,639,000                  0                         N/A

Walter Hunnewell, Jr.   Registered Investment          10          $5,727,447,000                 1               $4,604,373,000
                        Companies
                        Other Pooled Investment         3          $1,650,610,000                 0                         N/A
                        Vehicles
                        Other Accounts                  1            $14,639,000                  0                         N/A


MATERIAL CONFLICTS OF INTEREST


     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

Compensation of Portfolio Managers
----------------------------------

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

Quantitative Investment Performance
-----------------------------------

     The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

Qualitative Performance
-----------------------

     The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results
-----------------------------------------

     Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
John A. Carey          X
Walter Hunnewell,
Jr.                    X

Pioneer Strategic Income Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                            ADVISORY FEE IS BASED ON THE
                                            OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        --------------------------------------------------------------   ----------------------------------
                                                   NUMBER OF                              NUMBER OF
  NAME OF PORTFOLIO                               ACCOUNTS IN       TOTAL ASSETS IN      ACCOUNTS IN      TOTAL ASSETS IN
       MANAGER            CATEGORY OF ACCOUNT       CATEGORY     ACCOUNTS IN CATEGORY      CATEGORY    ACCOUNTS IN CATEGORY
---------------------   -----------------------   -----------   ----------------------   -----------   --------------------
Kenneth J. Taubes       Registered Investment          8           $2,546,133,000             0                 N/A
                        Companies
                        Other Pooled Investment        2            $886,654,000              0                 N/A
                        Vehicles
                        Other Accounts                 3           $1,017,138,000             0                 N/A


MATERIAL CONFLICTS OF INTEREST


     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

Compensation of Portfolio Managers
----------------------------------

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

Quantitative Investment Performance
-----------------------------------

     The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

Qualitative Performance
-----------------------

     The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results
-----------------------------------------

     Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Kenneth J. Taubes   X

RCM Technology Portfolio
------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
Walter Price       Registered Investment         6             $1,225 Million               0                  N/A
                   Companies
                   Other Pooled Investment       6              $171 Million                2               6 Million
                   Vehicles
                   Other Accounts               11              $283 Million                0                  N/A

Huachen Chen       Registered Investment         5             $1,216 Million               0                  N/A
                   Companies
                   Other Pooled Investment       4              $165 Million                0                  N/A
                   Vehicles
                   Other Accounts               17              $291 Million                0                  N/A

MATERIAL CONFLICTS OF INTEREST

     Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including the Portfolio portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.


Pallas Investment Partners, L.P. ("Pallas") and Related Entities
----------------------------------------------------------------

     Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

     Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

     Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the RCM Technology Portfolio.

     RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

     RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

     In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

COMPENSATION

     RCM goes to great lengths to ensure that its compensation packages are competitive. RCM's compensation strategy begins with participation in annual industry compensation reviews to benchmark "best in class" compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position's compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

     RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

     RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program
-------------

     Base Salary - Each Portfolio Manager is paid a fixed base salary set at a
     -----------
     competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by RCM.

     Annual Bonus and profit sharing opportunity - Each Portfolio Manager's
     -------------------------------------------
     compensation is directly affected by the performance of the individual portfolios he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantities, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager.

     Additional Incentives - Our key staff will benefit by the overall success
     ---------------------
     of our business in both the short term (incentive bonus) and the long term
     (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients over the various market cycles.

Profit Program
--------------


     RCM compensates the portfolio managers of the RCM Technology Portfolio under the Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the Portfolio. Under this program portfolio managers also are eligible to participate in the LTIP program and the retirement plans referenced above.


OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
Walter Price        X
Huachen Chen        X

Rainier Large Cap Equity Portfolio
----------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED                                    OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
James R. Margard   Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Daniel M. Brewer   Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Mark W. Broughton  Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Stacie L. Cowell   Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Mark H. Dawson     Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Andrea L Durbin    Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

Peter M. Musser    Registered Investment         12             $6.32 Billion               0                  N/A
                   Companies
                   Other Pooled Investment        2            $383.32 Million              0                  N/A
                   Vehicles
                   Other Accounts               164             $5.81 Billion               0                  N/A

MATERIAL CONFLICTS OF INTEREST

     The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

     Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser may aggregate orders of the portfolios it advises with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

     All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on the number of Rainier Investment Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

OWNERSHIP OF SECURITIES

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ---------------
James R. Margard    X
Daniel M. Brewer    X
Mark W. Broughton   X
Stacie L. Cowell    X
Mark H. Dawson      X
Andrea L Durbin     X
Peter M. Musser     X

T. Rowe Price Mid Cap Growth Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                      ADVISORY FEE IS BASED ON THE PERFORMANCE
                                         OTHER ACCOUNTS MANAGED*                                   OF THE ACCOUNT
                   -----------------------------------------------------------------  ----------------------------------------
                                             NUMBER OF                                 NUMBER OF
NAME OF PORTFOLIO                           ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN
MANAGER              CATEGORY OF ACCOUNT     CATEGORY             CATEGORY             CATEGORY              CATEGORY
-----------------  -----------------------  -----------  ---------------------------  -----------  ---------------------------
Brian Berghuis     Registered Investment         7             $11,801.6 Million            0                  N/A
                   Companies
                   Other Pooled Investment       2               196.5 Million              0                  N/A
                   Vehicles
                   Other Accounts                5               388.7 Million              0                  N/A


* Please note the information above does not include any of the funds for which T. Rowe Price serves as adviser for MetLife Advisers, LLC.


MATERIAL CONFLICTS OF INTEREST

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds,and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


COMPENSATION

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Brian Berghuis         X

Met/Templeton Growth Portfolio
------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT      CATEGORY     ACCOUNTS IN CATEGORY      IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Cindy Sweeting, CFA     Registered Investment           7         $23,637.8 Million             0                  0
                        Companies
                        Other Pooled Investment         2           $4,830 Million              0                  0
                        Vehicles
                        Other Accounts                  4          $1,587.8 Million             0                  0

Tucker Scott, CFA       Registered Investment          15         $32,615.9 Million             0                  0
                        Companies
                        Other Pooled Investment         8          $8,913.4 Million             1                $96.3
                        Vehicles
                        Other Accounts                 13          $3,308.5 Million             0                  0

Lisa Myers, CFA         Registered Investment           9         $29,796.4 Million             0                  0
                        Companies
                        Other Pooled Investment         8          $8,382.6 Million             0                  0
                        Vehicles
                        Other Accounts                  7          $1,078.4 Million             0                  0

MATERIAL CONFLICTS OF INTEREST


     The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------


     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


..    Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

..    Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

..    Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

..    Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Cindy Sweeting,
CFA                    X
Tucker Scott, CFA      X
Lisa Myers, CFA        X

Met/Templeton International Bond Portfolio
------------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                      ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                         ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                         PERFORMANCE OF THE ACCOUNT
                        ---------------------------------------------------------   ------------------------------------
                                                   NUMBER OF     TOTAL ASSETS IN                         TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      ACCOUNTS IN      NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER           CATEGORY OF ACCOUNT/1/   CATEGORY/1/      CATEGORY/1/          IN CATEGORY/1/      CATEGORY/1/
---------------------   -----------------------   -----------   -----------------   ------------------   ---------------
Michael Hasenstab,      Registered investment          11        $5,640.3 Million            0                 N/A
Ph. D.                  Companies
                        Other Pooled Investment        24       $18,737.9 Million            0                 N/A
                        Vehicles
                        Other Accounts                 12        $1,712.1 Million            0                 N/A

/1/  Information is as of August 31, 2008.

MATERIAL CONFLICTS OF INTEREST

     The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

     The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary - Each portfolio manager is paid a base salary.
     -----------

     Annual bonus - Annual bonuses are structured to align the interests of the
     ------------
     portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. ("Resources") stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

          . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation - Portfolio managers may
     ----------------------------------------------
     also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Michael Hasenstab,     X
Ph.D.

Third Avenue Small Cap Value Portfolio
--------------------------------------

OTHER ACCOUNTS MANAGED

                                                                                        ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                           ADVISORY FEE IS BASED ON THE
                                           OTHER ACCOUNTS MANAGED                           PERFORMANCE OF THE ACCOUNT
                        ------------------------------------------------------------   ------------------------------------
                                                   NUMBER OF                                                TOTAL ASSETS IN
  NAME OF PORTFOLIO                               ACCOUNTS IN      TOTAL ASSETS IN     NUMBER OF ACCOUNTS     ACCOUNTS IN
       MANAGER            CATEGORY OF ACCOUNT      CATEGORY     ACCOUNTS IN CATEGORY      IN CATEGORY          CATEGORY
---------------------   -----------------------   -----------   --------------------   ------------------   ---------------
Curtis Jensen           Registered Investment          5             $1.9 Billion               0                 N/A
                        Companies
                        Other Pooled Investment        0                 N/A                    0                 N/A
                        Vehicles
                        Other Accounts                 4           Over $1 Million              0                 N/A

Ian Lapey               Registered Investment          4             $4.8 Billion               0                 N/A
                        Companies
                        Other Pooled Investment        5             $448 Million               0                 N/A
                        Vehicles
                        Other Accounts                 0                 N/A                    0                 N/A

Kathleen Crawford       Registered Investment          4             $592 Million               0                 N/A
                        Companies
                        Other Pooled Investment        3             $350 Million               0                 N/A
                        Vehicles
                        Other Accounts                 0                 N/A                    0                 N/A

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

MATERIAL CONFLICTS OF INTEREST


     Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.


COMPENSATION

     Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

OWNERSHIP OF SECURITIES

                                                                                                                           OVER
PORTFOLIO MANAGER    NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001-$1,000,000   $1,000,000
------------------   ----   ----------   ---------------   ----------------   -----------------   -------------------   ----------
Curtis Jensen          X
Ian Lapey              X
Kathleen Crawford      X

Turner Mid Cap Growth Portfolio
-------------------------------

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH THE
                                                                                  ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED                      PERFORMANCE OF THE ACCOUNT
                        ----------------------------------------------------   ----------------------------------
                                                   NUMBER OF    TOTAL ASSETS    NUMBER OF
NAME OF PORTFOLIO                                 ACCOUNTS IN    IN ACCOUNTS   ACCOUNTS IN      TOTAL ASSETS IN
MANAGER                   CATEGORY OF ACCOUNT       CATEGORY     IN CATEGORY    CATEGORY     ACCOUNTS IN CATEGORY
---------------------   -----------------------   -----------   ------------   -----------   --------------------
Christopher K. McHugh   Registered Investment          14       $2.1 Billion        3            $373 Million
                        Companies
                        Other Pooled Investment        32       $268 Million        1            $21 Million
                        Vehicles
                        Other Accounts                 28       $1.1 Billion        2            $79 Million

Jason D. Schrotberger   Registered Investment          14       $2.1 Billion        1            $18 Million
                        Companies
                        Other Pooled Investment        30       $251 Million        1            $21 Million
                        Vehicles
                        Other Accounts                 58       $1.9 Billion        5            $302 Million

Tara R. Hedlund         Registered Investment           9       1.7 Billion         1            $18 Million
                        Companies
                        Other Pooled Investment        21       $195 Million        0                N/A
                        Vehicles
                        Other Accounts                 16       $499 Million        1            $63 Million

MATERIAL CONFLICTS OF INTEREST


     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E.
Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation

OWNERSHIP OF SECURITIES

                                                                                                                    OVER
PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Christopher McHugh   X
Jason Schrotberger   X
Tara Hedlund         X

Van Kampen Comstock Portfolio
-----------------------------

OTHER ACCOUNTS MANAGED


                                                                                              ACCOUNTS WITH RESPECT TO
                                                                                              WHICH THE ADVISORY FEE IS
                                                                                              BASED ON THE PERFORMANCE
                                              OTHER ACCOUNTS MANAGED                               OF THE ACCOUNT
                       -------------------------------------------------------------------   --------------------------
                                                  NUMBER OF                                   NUMBER OF    TOTAL ASSETS
NAME OF PORTFOLIO                                ACCOUNTS IN   TOTAL ASSETS IN ACCOUNTS IN   ACCOUNTS IN    IN ACCOUNTS
MANAGER                  CATEGORY OF ACCOUNT       CATEGORY              CATEGORY              CATEGORY     IN CATEGORY
--------------------   -----------------------   -----------   ---------------------------   -----------   ------------
B. Robert Baker, Jr.   Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

Jason S. Leder         Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

Kevin C. Holt          Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

James N. Warwick       Registered Investment            7            $11,422,782,791              0            N/A
                       Companies
                       Other Pooled Investment          0                      N/A                0            N/A
                       Vehicles
                       Other Accounts               7,725             $5,712,412,428              0            N/A

Devin E. Armstrong     Registered Investment            7        $11,422,782,791        0            N/A
                       Companies
                       Other Pooled Investment          0                  N/A          0            N/A
                       Vehicles
                       Other Accounts               7,725         $5,712,412,428        0            N/A


MATERIAL CONFLICTS OF INTEREST


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Investment Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


COMPENSATION

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager[s].

Base Salary Compensation
------------------------

     Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser [and/or Sub-Adviser].

Discretionary Compensation
--------------------------

     In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

..    Cash Bonus

     Morgan Stanley's Long Term Incentive Compensation awards--a mandatory
     --------------------------------------------------------
     program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

..    Investment Management Alignment Plan (IMAP) awards--a mandatory program
     ----------------------------------------------------
     that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.


..    Voluntary Deferred Compensation Plans--voluntary programs that permit
     -------------------------------------
     certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


..    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the Portfolio's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.


..    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

..    Contribution to the business objectives of the Investment Adviser [and/or
     Sub-Adviser].

..    The dollar amount of assets managed by the portfolio manager.

..    Market compensation survey research by independent third parties.

..    Other qualitative factors, such as contributions to client objectives.

..    Performance of Morgan Stanley and Morgan Stanley Investment Management, and
     the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                                                                                                      OVER
 PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
B. Robert Baker, Jr.    X
Jason S. Leder          X
Kevin C. Holt           X
James N. Warwick        X
Devin E. Armstrong      X

Van Kampen Mid Cap Growth Portfolio
-----------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                ACCOUNTS WITH RESPECT TO
                                                                                                WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                OTHER ACCOUNTS MANAGED                                 THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Dennis Lynch               Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

David Cohen                Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Sam Chainani               Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Alexander Norton           Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Jason Yeung                Registered Investment          28           $10,892,613,443             0             N/A
                           Companies
                           Other Pooled Investment         2             $464,242,611              0             N/A
                           Vehicles
                           Other Accounts              4,376            $3,035,747,363             0             N/A

Armistead Nash             Registered investment           8            $5,785,050,728             0             N/A
                           Companies
                           Other Pooled Investment         0                     N/A               0             N/A
                           Vehicles
                           Other Accounts                  0                     N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Investment Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


COMPENSATION

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager[s].

Base Salary Compensation
------------------------

     . Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser [and/or Sub-Adviser].

Discretionary Compensation
--------------------------

     In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

..    Cash Bonus

     Morgan Stanley's Long Term Incentive Compensation awards--a mandatory
     --------------------------------------------------------
     program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.


..    Investment Management Alignment Plan (IMAP) awards-- a mandatory program
     --------------------------------------------------
     that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.


..    Voluntary Deferred Compensation Plans--voluntary programs that permit
     -------------------------------------
     certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser [and/or Sub-Adviser] or its affiliates.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

..    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the Portfolio's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

..    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

..    Contribution to the business objectives of the Investment Adviser [and/or
     Sub-Adviser].

..    The dollar amount of assets managed by the portfolio manager.

..    Market compensation survey research by independent third parties.

..    Other qualitative factors, such as contributions to client objectives.

..    Performance of Morgan Stanley and Morgan Stanley Investment Management, and
     the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                                                                                                   OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Dennis Lynch        X
David Cohen         X
Sam Chainani        X
Alexander Norton    X
Jason Yeung         X
Armistead Nash      X

American Funds Balanced Allocation Portfolio, American Funds Growth Allocation
------------------------------------------------------------------------------
Portfolio and American Funds Moderate Allocation Portfolio
----------------------------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                ACCOUNTS WITH RESPECT TO
                                                                                                WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                OTHER ACCOUNTS MANAGED                                 THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Jeffrey L. Bernier         Registered Investment        6               $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment      0                        N/A                0             N/A
                           Vehicles
                           Other Accounts               0                        N/A                0             N/A

Elizabeth M. Forget        Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A

Alan Leland                Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A

Darrel A. Olson            Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A

Thomas C. McDevitt         Registered Investment        6                $5,528,904,771             0             N/A
                           Companies
                           Other Pooled Investment      0                         N/A               0             N/A
                           Vehicles
                           Other Accounts               0                         N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST


     MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.


COMPENSATION

     The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees. The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeffrey L. Bernier     X
Elizabeth M. Forget    X
Alan Leland            X
Darrel A. Olson        X
Thomas C. McDevitt     X

MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio,
---------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio and
---------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio
-----------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                ACCOUNTS WITH RESPECT TO
                                                                                                WHICH THE ADVISORY FEE IS
                                                                                               BASED ON THE PERFORMANCE OF
                                                 OTHER ACCOUNTS MANAGED                                THE ACCOUNT
                           -----------------------------------------------------------------  ----------------------------
                                                     NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                    ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER    CATEGORY OF ACCOUNT      CATEGORY            CATEGORY             CATEGORY        CATEGORY
-------------------------  -----------------------  -----------  ---------------------------  -----------  ---------------
Jeffrey L. Bernier         Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Elizabeth M. Forget        Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Alan Leland                Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Darrel A. Olson            Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A

Thomas C. McDevitt         Registered Investment         6             $5,528,904,771              0             N/A
                           Companies
                           Other Pooled Investment       0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                0                       N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST

     MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

     The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees. The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeffrey L. Bernier     X
Elizabeth M. Forget    X
Alan Leland            X
Darrel A. Olson        X
Thomas C. McDevitt     X

Met/Franklin Templeton Founding Strategy Portfolio
--------------------------------------------------

OTHER ACCOUNTS MANAGED


                                                                                                        ACCOUNTS WITH RESPECT TO
                                                                                                        WHICH THE ADVISORY FEE IS
                                                                                                       BASED ON THE PERFORMANCE OF
                                                     OTHER ACCOUNTS MANAGED                                    THE ACCOUNT
                           -------------------------------------------------------------------------  ----------------------------
                                                             NUMBER OF                                 NUMBER OF   TOTAL ASSETS IN
                                                            ACCOUNTS IN  TOTAL ASSETS IN ACCOUNTS IN  ACCOUNTS IN    ACCOUNTS IN
NAME OF PORTFOLIO MANAGER        CATEGORY OF ACCOUNT          CATEGORY             CATEGORY             CATEGORY       CATEGORY
-------------------------  -------------------------------  -----------  ---------------------------  -----------  ---------------
Jeffrey L. Bernier         Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Elizabeth M. Forget        Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Alan Leland                Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Darrel A. Olson            Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A

Thomas C. McDevitt         Registered Investment Companies       6              $5,528,904,771             0             N/A
                           Other Pooled Investment               0                       N/A               0             N/A
                           Vehicles
                           Other Accounts                        0                       N/A               0             N/A


MATERIAL CONFLICTS OF INTEREST

     MetLife Advisers, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

     The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees. The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                                                                                                     OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Jeffrey L. Bernier     X
Elizabeth M. Forget    X
Alan Leland            X
Darrel A. Olson        X
Thomas C. McDevitt     X

                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       STATEMENT OF ADDITIONAL INFORMATION




                                   May 1, 2009


                                   Portfolios


                      SSgA Growth and Income ETF Portfolio

                            SSgA Growth ETF Portfolio


         This Statement of Additional Information provides supplementary information pertaining to shares of two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2009 (the "Prospectus") for, as applicable, the Class A shares, Class B shares and Class E shares of the Portfolios listed above. The Prospectus may be obtained by writing the Trust at the address listed above or by calling 800-848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The audited financial statements for the year ended December 31, 2008, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 5, 2009 (File No. 811-10183) are incorporated by reference and made part of this document.

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                           TABLE OF CONTENTS


                                                                         Page

INVESTMENT OBJECTIVES AND POLICIES..........................................3
   Additional Information About ETFs........................................3
   Money Market Securities..................................................4
   Other Investment Companies...............................................4
   Exchange-Traded Notes....................................................6
   Repurchase Agreements....................................................6
   U.S. Government Securities...............................................7
   Portfolio Turnover.......................................................7
   Recent Events............................................................7
INVESTMENT RESTRICTIONS.................................................... 8
   Fundamental Policies.....................................................8
   Non-Fundamental Policies.................................................9
PERFORMANCE INFORMATION....................................................10
   Total Return............................................................10
   Non-Standardized Performance............................................11
PORTFOLIO TRANSACTIONS.....................................................11
MANAGEMENT OF THE TRUST....................................................13
   Trustees and Officers...................................................13
   Committees of the Board.................................................18
   Compensation of the Trustees............................................18
   Indemnification of Trustees and Officers................................19
   Trustees' and Officers' Share Ownership.................................20
   Proxy Voting Policies and Procedures....................................20
   Proxy Voting Records....................................................20
   Portfolio Holdings Disclosure Policy....................................20
INVESTMENT ADVISORY AND OTHER SERVICES.....................................22
   The Manager.............................................................22
   The Adviser.............................................................26
   Portfolio Management....................................................27
   The Administrator.......................................................29
   The Distributor.........................................................30
   Custodian...............................................................32
   Transfer Agent..........................................................33
   Legal Matters...........................................................33
   Independent Registered Public Accounting Firm...........................33
REDEMPTION OF SHARES.......................................................33
NET ASSET VALUE............................................................33
FEDERAL INCOME TAXES.......................................................35
ORGANIZATION AND CAPITALIZATION OF THE TRUST..............................36
APPENDIX A (Securities Ratings)...........................................A-1
APPENDIX B (SSgA Proxy Voting)............................................B-1





         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment policies and restrictions of each Underlying ETF are described in the prospectus and statement of additional information for each of these funds.

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.


     Each Portfolio operates under a "fund of funds" structure, investing at least 80% of its net assets in other mutual funds known as exchange-traded funds ("Underlying ETFs"). In addition to investments in shares of the Underlying ETFs that are linked to an index, a Portfolio may invest in other types of securities including Underlying ETFs or other pooled investments which do not track an index, but rather track specific commodities, sectors or countries (up to 10% of its net assets), other registered investment companies that are not exchange-traded funds including exchanged-traded notes, money market funds and for cash management purposes in repurchase agreements, U.S. government securities and in money market securities. In addition to the fees directly associated with a Portfolio, an investor in that Portfolio will also directly bear the fees of the Underlying ETFs or other investment companies in which a Portfolio invests. For additional information about Underlying ETFs, please see their respective prospectuses and statements of additional information.


         Each Portfolio invests in shares of the Underlying ETFs and its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser's allocation among the Underlying ETFs. Accordingly, each Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying ETFs, as described in the Prospectus, in direct proportion to the amount of assets each Portfolio allocates to the Underlying ETFs utilizing such strategies. The information below applies generally to direct investments that may be made by the Portfolios.



Additional Information About ETFs

     An ETF is an investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the NYSE Euronext), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

     o shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

     o shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.




Money Market Securities

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio also may invest include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.


         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's, "Prime-1" by Moody's or F1 by Fitch, or if not rated, determined to be of comparable quality by the Portfolio's Adviser.



Other Investment Companies

         Each Portfolio invests substantially all of its assets in the securities of other investment companies, primarily Underlying ETFs. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid directly by the Portfolio.

         The shares of an Underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the Underlying ETF by depositing a specified portfolio of the Underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Portfolios may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in a Portfolio's interest to do so. The Portfolios' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Underlying ETFs will not be obligated to redeem shares held by the Portfolios in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

         There is a risk that the Underlying ETFs in which a Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the Underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the Underlying ETF. Also, because the Underlying ETFs in which the Portfolios intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the Underlying ETFs may terminate if such license agreements are terminated. In addition, an Underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the Portfolios believe that, in the event of the termination of an Underlying ETF, they will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate Underlying ETF would be available for investment at that time.

         Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Portfolio may not acquire shares of another investment company (Underlying ETFs or other investment companies) if, immediately after such acquisition, the Portfolio and its affiliated persons would hold more than 3% of the Underlying ETF's or other investment company's total outstanding shares or if the Portfolio's investment in securities of the Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Portfolio. Accordingly, each Portfolio is subject to these limitations unless (i) the Underlying ETF or the Portfolio has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the Portfolio; and (ii) the Underlying ETF and the Portfolio take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to the Trust, which permits certain of its series, including the Portfolios, to invest in underlying ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that the Portfolios enter into an agreement with an Underlying ETF or other investment company before investing in such Underlying ETF or other investment company, in excess of the 1940 Act limitations. Such order also allows the Portfolios to make investments in certain other securities, including government securities, fixed income securities, futures transactions and in other securities that are not issued by investment companies. In addition, certain of the Underlying ETFs also have similar exemptive orders.

         To the extent the 1940 Act limitations apply to certain Underlying ETFs, such limitations may prevent a Portfolio from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate)("Stock Baskets") as an alternative. The Portfolios may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

         The Portfolios' investments in Other Investment Companies will be subject to the same limitations described above.



Exchange-Traded Notes

Exchanged-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. ETNs can be traded on an exchange at market price or held until maturity. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy.

An investment in an ETN involves risks, such as market risk, illiquidity risk and counterparty risk. For example, the value of an ETN will change as the value of the underlying market benchmark or strategy fluctuates. The prices of underlying market benchmarks are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the benchmarks and, consequently, the value of an ETN. In addition, if the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount.

ETNs are also subject to illiquidity risk. The issuer of an ETN may restrict the ETN's redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are also subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to a downgrade in the issuer's credit rating despite no change in the underlying market benchmark.


Repurchase Agreements

A Portfolio or an Underlying ETF may at times invest a portion of its assets in repurchase agreements. Repurchase agreements involve the purchase of a security by a Portfolio or an Underlying ETF and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio or the Underlying ETF at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio or the Underlying ETF will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.


U.S. Government Securities


     U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association ("GNMA") certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank and Fannie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.


Portfolio Turnover

     The Portfolios' Adviser will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. The Portfolios generally will have annual turnover rates of less than 100%

Recent Events.

         The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Portfolios may invest. During periods of extreme market volatility, prices of securities held by the Portfolios may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Portfolios could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

         The recent instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Portfolios' ability to achieve their investment objectives.

         Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Manager and Advisers will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives, but there can be no assurance that they will be successful in doing so.



                             INVESTMENT RESTRICTIONS

Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

   1.    Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.


   2.    Concentration

         Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.


   3.    Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.


   4.    Real Estate

         Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.


   5.    Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.


   6.    Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees.

7.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.


Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

Each Portfolio may not:

       (1) Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

       (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

       (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

       (4) Invest in companies for the purpose of exercising management or control.


         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.


Concentration

     As a matter of operating policy, an investment by a Portfolio in an Underlying ETF that invests in securities of a broad based index is not counted for purposes of determining a Portfolio's compliance with the fundamental policy relative to concentration set forth above.



80% Investment Policy

     Under normal circumstances, each of the Portfolios will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in Underlying ETFs. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                             PERFORMANCE INFORMATION


         Total return will be computed as described below.


Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                  P(1+T)n = ERV
Where:
 P = a hypothetical initial payment of $1,000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.


Non-Standardized Performance

     In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


                             PORTFOLIO TRANSACTIONS

     The Portfolios invest primarily in the Underlying ETFs and do not incur sales charges in connection with investments in the Underlying ETFs, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying ETFs. Accordingly, the following description is relevant for the Portfolios.

     For  information   regarding  portfolio   transactions  for  each  specific
Underlying ETF, see the statement of additional information for the respective Underlying ETF.

     Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Fixed income securities and certain equity securities in which the Portfolios invest may be traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Adviser of each Portfolio is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. The Adviser generally will not utilize soft dollars to purchase research services from broker-dealers that execute portfolio transactions for its clients, including the Portfolios.


     As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.


     The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

     Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

     An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of the Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Adviser to the Portfolios may execute portfolio transactions through certain of its affiliated brokers acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.


     The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.


  Portfolio                      12/31/08          12/31/07         12/31/06


SSgA Growth and Income ETF(1)    111,053           ___                 ___(3)



-------------------------------------------------------------------------------


SSgA Growth ETF(2)                93,726            ___                 ___(3)


-------------------------------------------------------------------------------


(1) Formerly known as Cyclical Growth and Income ETF Portfolio
(2) Formerly known as Cyclical Growth ETF Portfolio
(3) For the period 5/1/06 through 12/31/06



                             MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers

     The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those
Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."



         The Trustees
                                                                                         Number
                                                                                          of
                                               Term of                                 Portfolios
                                                Office                                     in
                                                 and                                  Fund Complex+       Other
                              Position(s)     Length of                                 overseen      Directorships
                              Held with         Time           Principal Occupation        by            Held by
      Name and Age            Registrant       Served          During Past 5 Years       Trustee         Trustee
      -------------           ----------      --------         -------------------   -------------    -------------
Interested Trustees

Elizabeth M. Forget*        President and   Indefinite;    Since May 2007, Senior Vice        86          Director,
 (42)                       Trustee         From           President, MetLife, Inc.; since                Metropolitan Series
                                            December       December 2000, President of Met                Fund, Inc. since
                                            2000 to        Investors Advisory, LLC; since                 August, 2006.
                                            present        May 2006, President of MetLife

                                                           Advisers LLC; from
                                                           December 2003 to April
                                                           2007, Vice President,
                                                           MetLife, Inc.





Disinterested Trustees

Dawn M. Vroegop             Trustee         Indefinite;    From September 1999 to September   86          Director,
(42)                                        From           2003, Managing Director,                       Metropolitan Series
                                                                                                          Fund, Inc. since
                                                                                                          May, 2009.


                                            December       Dresdner RCM Global Investors.
                                            2000 to
                                            present


Stephen M. Alderman         Trustee         Indefinite;    Since November 1991,               48           None
(49)                                        From           Shareholder in the law firm of
                                            December       Garfield and Merel, Ltd.

                                            2000 to
                                            present



Jack R. Borsting            Trustee        Indefinite;     Since 2006, Professor and Dean     48           Director, Los
(80)                                       From            Emeritus, Marshall School of                    Angeles Orthopedic
                                           December        Business, University of Southern                Hospital, Trustee,
                                           2000 to         California (USC); from 2001 to                  The Rose Hills
                                           present         2005, Professor of Business                     Foundation.  Member,

                                                           Administration and Dean Emeritus;               Army Science Board.
                                                           from 1995-2001 Executive Director,
                                                           Center for Telecommunications
                                                           Management.


Daniel A. Doyle            Trustee        Indefinite;      Since October 2000, Vice President 48           Director, Wisconsin
(50)                                      From             and Chief Financial Officer of ATC              Sports Development
                                          February         Management, Inc. (public utility).              Corporation


                                          2007 to
                                          present


Susan C. Gause             Trustee        Indefinite;      From 2000 to December 2002, Chief  48           None
(56)                                      From March       Executive Officer of Dresdner RCM
                                          2008 to          Global Investors (purchased by
                                          present          Allianz Asset Management in

                                                           2001).


Robert Boulware           Trustee         Indefinite;  Since 2004, Director of Norwood    48            Director of Gainsco,
(52)                                      From March   Promotional Products, Inc.; since                Inc., Norwood
                                          2008 to      2005, Director of Gainsco, Inc.                  Promotional Products,
                                          present      (auto insurance); since 2007,                    Inc., Wealthpoint
                                                       Director of Wealthpoint Advisors                 Advisors and Holladay
                                                       (a business development company)                 Bank.
                                                       and Holladay Bank; from 1992-2006,
                                                       President and Chief Executive
                                                       Officer of ING Fund Distributor,
                                                       LLC.





The Executive Officers

                                              Term of
                                             Office and
                              Position(s)    Length of
                              Held with        Time            Principal Occupation(s)
       Name and Age           Registrant      Served            During Past 5 Years
       -------------           ----------   -----------         -------------------

Jeffrey L. Bernier            Vice          From          Since December 2007, Vice
(37)                          President     February      President, Metropolitan Life
                                            2009 to       Insurance Company; since 2008
                                            present       Senior Vice President of
                                                          MetLife Advisers LLC
                                                          and Met Investors
                                                          Advisory, LLC; from
                                                          July 2004 to January
                                                          2007, Director and
                                                          Senior Investment
                                                          Analyst of Investment
                                                          Management Services
                                                          for John Hancock
                                                          Financial Services.

Jeffrey A. Tupper           Chief           From August   Since October 2006, Assistant
(38)                       Financial        2002 to       Vice President, MetLife Group,


                            Officer,        present       Inc.  Since February 2001,
                            Treasurer                     Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell          Executive       From August   Since December 2005, Executive
(55)                        Vice            2002 to       Vice President, MetLife, Inc.;
                            President       present       since July 2002, Chief Executive
                                                          Officer of MetLife Investors
                                                          Group, Inc. and Met Investors
                                                          Advisory, LLC; since April 2001,
                                                          Chief Executive Officer of
                                                          MetLife Resources.

Richard C. Pearson          Vice          From            Since June 2001, President or
(66)                       President      December        Executive Vice President of
                             and          2000 to

                           Secretary      present         MetLife Investors Distribution
                                                          Company; since January 2001,
                                                          Executive Vice President, General
                                                          Counsel and Secretary of MetLife
                                                          Investors Group, Inc. and Vice
                                                          President, Secretary and
                                                          Associate General Counsel of its
                                                          affiliate life insurance
                                                          companies; from November 2000 to
                                                          January 2002, Senior Vice
                                                          President and General Counsel of
                                                          Met Investors Advisory Corp.;
                                                          since January 2002, Senior Vice
                                                          President, General Counsel and
                                                          Secretary of Met Investors
                                                          Advisory, LLC.


Jeffrey P. Halperin       Chief         From November     Since March 2006, Vice President,
                          Compliance    2006 to           Corporate Ethics and Compliance
(41)                      Officer       present           Department, MetLife, Inc.; from


                                                          October 2002 to March
                                                          2006, Assistant Vice
                                                          President; from November
                                                          2005 to August 2006,
                                                          Interim Chief Compliance
                                                          Officer, Met Investors
                                                          Series Trust; since
                                                          April 2007, Chief
                                                          Compliance Officer,
                                                          Metropolitan Series
                                                          Funds; from August 2006
                                                          to April 2007, Interim
                                                          Chief Compliance
                                                          Officer, Metropolitan
                                                          Series Funds; since
                                                          August 2006, Chief
                                                          Compliance Officer, Met
                                                          Investors Advisory, LLC
                                                          and MetLife Advisers,
                                                          LLC; since November
                                                          2006, Chief Compliance
                                                          Officer, MetLife
                                                          Investment Advisors
                                                          Company, LLC.


Francine Hayes             Assistant     From             Since 2004, Vice President and
State Street Bank and      Secretary     November         Counsel, State Street Bank and
Trust Company                            2008 to          Trust Company; from 2001 to 2004,
Company                                  present          Assistant Vice President and
One Lincoln Street                                        Counsel, State Street Bank and
Boston, MA 02111                                          Trust Company.


 (47)

William C. Cox              Assistant     From November   Since 1997, Vice President and

                            Treasurer     2004 to         Senior Director, Fund
State Street Bank and Trust               present         Administration Division, State
Company                                                   Street Bank and Trust Company.
One Lincoln Street
Boston, MA 02111
 (42)

----------------------

+ The Fund Complex  includes the Trust (48 portfolios) and  Metropolitan  Series
Fund, Inc. (36 portfolios).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.




Committees of the Board



     The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.

     The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2008.

     The Trust has two Investment Performance Committees consisting of all the Disinterested Trustees. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the Advisers to those Portfolios. Each Investment Performance Committee was organized as a separate committee in February, 2009.

     The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen,
Jeffrey Bernier, Kristi Slavin and Peter Duffy and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin or Mr. Duffy from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held thirty-six meetings during the fiscal year ended December 31, 2008.



Compensation of the Trustees

     Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $105,000 ($26,250 per quarter) plus (i) an additional fee of $10,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $10,000 for each special meeting attended in person, and (iii) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and each Chair of the Investment Performance Committees receive a supplemental annual retainer of $25,000, $15,000, $15,000 and $15,000 respectively.

         As of December 31, 2008, a deferred compensation arrangement for the benefit of the Disinterested Trustees has been adopted by the Trust. Under the deferred compensation arrangement, each Disinterested Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age.

     The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2008.






---------------------------------------------- ------------------- -------------

                                                              Total
                                                              Compensation
                                                              From
                                          Aggregate           Fund Complex+
                                          Compensation        Paid
Trustee                                   from Trust          to Trustee
---------                                 -----------        --------------
Interested Trustee

        Elizabeth M. Forget           None                 None

        Disinterested Trustees


        Stephen M. Alderman           $172,750            $172,750
        Jack R. Borsting              $141,500            $141,500
        Daniel A. Doyle               $145,250            $145,250
        Dawn M. Vroegop               $154,000            $154,000
        Robert Boulware               $120,313            $120,313
        Susan C. Gause                $120,313            $120,313
        Ted A. Myers*                 $ 21,187            $ 21,187


---------------------------------------------- ------------------- -------------

  *Mr. Myers resigned from the Board in February 2008.
----------------------


     + The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).







Indemnification of Trustees and Officers

     The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


Trustees' and Officers' Share Ownership

     As of December 31, 2008, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.



Proxy Voting Policies and Procedures

     Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.



Proxy Voting Records

     The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.



Portfolio Holdings Disclosure Policy

     The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

     Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

     In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:




    o        Abel/Noser Corp.                                 o        Morningstar Associates, LLC

    o        Bank of New York                                 o        MarkIt Group Limited

    o        Barclays Capital Point                           o        Ness USA

    o        BARRA TotalRisk System                           o        OMGEO Oasys

    o        Bloomberg L.P.                                   o        Plexus Plan Sponsor Group, Inc.

    o        Cambridge Associates                             o        PricewaterhouseCoopers LLP

    o        Canterbury Consulting                            o        ProxyEdge from Broadridge Financial
                                                                       Solutions, Inc.

    o        Charles River Systems, Inc.                      o        Reuters America, LLC

    o        Deloitte & Touche LLP                            o        RiskMetrics Group

    o        DST International plc                            o        RogersCasey (Equest)

    o        Eagle Investment Systems Corp.                   o        RR Donnelley

    o        Egan Jones                                       o        SS&C Technologies, Inc

    o        Electra Information Systems, Inc.                o        Salomon Analytics, Inc.

    o        eVestment Alliance                               o        State Street Bank and Trust Company

    o        FactSet Research Systems, Inc.                   o        StarCompliance, Inc.


    o        F T Interactive Data Corporation                 o        Stradley Ronon Stevens & Young, LLP

    o        Glass, Lewis & Co., LLC                          o        Sullivan & Worcester LLP

    o        Informa Investment Services (Efron)              o        SunHard/Protogent (f/k/a Dataware)

    o        Institutional Shareholder Services Inc.          o        S&P

    o        ITG, Inc.                                        o        Thomson/Baseline

    o        Lipper, Inc.                                     o        Thomson Information Services Incorporated

    o        MacGregor/ITG                                    o        Wilshire Analytics/Axiom

    o        Marco Consulting                                 o        YieldBook

    o        Mercer


         The Trust's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.


         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.



                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager


         The Trust is managed by MetLife Advisers, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.


         The Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("the Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

     o    Office space, all necessary office facilities and equipment;

     o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

     o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:


-------------------------------------------------------
Portfolio                            Fee
-------------------------------------------------------
-------------------------------------------------------

SSgA Growth and Income ETF           0.33% of first
                                     $500 million of
                                     such assets plus
                                     0.30% of such
                                     assets over $500
                                     million.

------------------------------------ -------------------------------------------
--------------------------------------------------------------------------------

SSgA Growth ETF                      0.33% of
                                     first $500 million of
                                     such assets plus 0.30%
                                     of such assets over
                                     $500 million.

--------------------------------------------------------------------------------



The Manager has agreed to contractually waive a portion of the management fees paid by the Portfolios through April 30, 2010. With respect to each Portfolio, these waivers will reduce the management fee on the first $500 million of the Portfolio's average daily net assets from 0.33% to 0.30%.


         From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to the Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.


         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "The Distributor," the Class B and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.


         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.


         The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.




------------------------------------------------------------------------------------------------------------------

12/31/08

                                                         Investment
                                 Investment Management   Management Fee     Other Expenses     Deferred Expense
Portfolio                               Fee Paid         Waived               Reimbursed        Reimbursement
-------------------------------- ----------------------- ------------------ ---------------- ---------------------
-------------------------------- ----------------------- ------------------ ---------------- ---------------------

SSgA Growth and Income ETF            $ 871,836              $ ---             $ ---            $ 59,539


Portfolio(1)

SSgA Growth ETF Portfolio             $ 867,555              $ ---             $ ---            $ 35,536
((2))

-------------------------------- ----------------------- ------------------ ---------------- ---------------------


------------------------------------------------------------------------------------------------------------------

12/31/07

                                                         Investment
                                 Investment Management   Management Fee     Other Expenses     Deferred Expense
Portfolio                               Fee Paid         Waived               Reimbursed        Reimbursement
-------------------------------- ----------------------- ------------------ ---------------- ---------------------
-------------------------------- ----------------------- ------------------ ---------------- ---------------------

SSgA Growth and Income ETF           $1,008,619             $ ---             $ ---            $35,502
Portfolio (1)

SSgA  Growth ETF Portfolio (2)       $1,148,527             $ ---             $ ---             $37,454


-------------------------------- ----------------------- ------------------ ---------------- ---------------------


------------------------------------------------------------------------------------------------------------------

12/31/06

                                                         Investment
                                 Investment Management   Management Fee     Other Expenses     Deferred Expense
Portfolio                               Fee Paid         Waived               Reimbursed        Reimbursement
-------------------------------- ----------------------- ------------------ ---------------- ---------------------
-------------------------------- ----------------------- ------------------ ---------------- ---------------------

SSgA Growth and Income ETF            $780,873             $62,444           $ ---              $ ---
Portfolio (1)

SSgA Growth ETF Portfolio             $883,426             $40,875           $ ---              $ ---
(2)

-------------------------------- ----------------------- ------------------ ---------------- ---------------------




 (1)  Formerly known as Cyclical Growth and Income ETF Portfolio.
 (2)  Formerly known as Cyclical Growth ETF Portfolio.



The Adviser

         Pursuant to an Advisory Agreement with the Manager with respect to each Portfolio, the Adviser to the Portfolios continuously furnishes an investment program for each Portfolio, makes investment decisions on behalf of each Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of each of the Portfolios.

         Each Advisory Agreement will continue in force for approximately two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the SEC ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


         Pursuant to the Multi-Manager Order, the Manager, effective September 2, 2008 changed the Adviser to the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (now known as SSgA Growth and Income ETF Portfolio and SSgA Growth ETF Portfolio, respectively).

         The following table shows the fees paid with respect to the Portfolios to the Adviser and the Portfolios' former adviser by the Manager for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006.



---------------------------- ---------------- ----------------- ---------------

Portfolio                       12/31/08          12/31/07           12/31/06

------------------------- ---------------- ----------------- --------------
---------------------------- ---------------- ----------------- --------------

SSgA Growth and (1)            $ 385,329        $ 463,228           $344,887


Income ETF Portfolio
---------------------------- ---------------- ----------------- --------------
------------------------------------------------------------------------------

SSgA Growth ETF             $ 387,653         $ 559,276           $390,113
Portfolio(2)

------------------------------------------------------------------------------


(1)  Formerly known as Cyclical Growth and Income ETF Portfolio.
(2)  Formerly known as Cyclical Growth ETF Portfolio.




Portfolio Management


         The Adviser has provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2008 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolios' investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2008.



Other Accounts Managed

--------------------------- ------------------------------------------------------------ ---------------------------------------

                                              Other Accounts Managed                      Accounts with respect to which the
                                                                                             advisory fee is based on the
                                                                                               performance of the account

--------------------------- ------------------------------------------------------------ ---------------------------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------

Name of Portfolio Manager     Category of Account      Number of      Total Assets in       Number of        Total Assets in
                                                      Accounts in       Accounts in        Accounts in         Accounts in
                                                       Category*        Category*           Category*           Category*

--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------

Alistair Lowe               Registered Investment           7          $0.12 billion             0                  $0
                            Companies


--------------------------- ------------------------- -------------- ------------------- ------------------ --------------------
-----------------------------------------------------------------------------------------------------------------------------

                      Other Pooled Investment           5          $1.27 billion             0                  $0
                      Vehicles


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                      Other Accounts                   307         $46.10 billion            1             $0.10 billion

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Daniel Farley, CFA    Registered Investment             7          $0.12 billion             0                  $0
                      Companies

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                      Other Pooled Investment           5          $1.27 billion             0                  $0
                      Vehicles


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                      Other Accounts                   307         $46.10 billion            1             $0.10 billion


-----------------------------------------------------------------------------------------------------------------------------


*Asset Allocation assets are managed on a team basis. The number of accounts and total assets for individual team members may vary from the accounts shown above. The table above refers to State Street Global Advisers ("SSgA"), which is comprised of all the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc. ("SSgA FM"), the Portfolios' adviser.



Potential Conflicts of Interest

     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolio. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.


     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees -- the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.


Compensation

     The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.



Ownership of Securities

-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------

 Portfolio Manager    None    $1-$10,000   $10,001-         $50,001-        $100,001-     $500,001-        Over
                                           $50,000          $100,000        $500,000      $1,000,000       $1,000,000


-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------

Alistair Lowe           X

-------------------- -------- ------------ --------------- -------------- -------------- --------------- --------------
----------------------------------------------------------------------------------------------------------------------

Daniel Farley           X

----------------------------------------------------------------------------------------------------------------------





The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2009 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2008, December 31, 2007, and December 31, 2006, an aggregate of $2,550,137, $2,506,645 and $3,424,737, respectively, was paid to the Administrator.



The Distributor

         The Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B, Class C and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.


         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.


         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.


         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2008:*

          ---------------------------------------------------------

          Portfolio                 Total Distribution Fee Paid to Distributor
          ----------               -------------------------------------------
          SSgA Growth                        $ 516,254
          and Income EFT

          SSgA Growth ETF                    $ 511,765


          ---------------------------------------------------------


* The Portfolios currently do not offer Class C shares.


         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares.

Code of Ethics

         The Trust, its Manager, its Distributor, and the Adviser, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the SEC.

Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, serves as transfer agent for the Trust.


Legal Matters

         Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.


Independent Registered Public Accounting Firm

     Deloitte  &  Touche  LLP,   located  at  200   Berkeley   Street,   Boston,
Massachusetts, serves as the Trust's independent registered public accounting firm.


                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.


                                 NET ASSET VALUE

         The net asset value ("NAV") per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company, or, in the case of Underlying ETFs, the closing market quotation for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.


         Other securities of the Portfolios for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if the last traded price is higher) or the last ask price (if the last traded price is lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.


         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.



                              FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.


         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership ("Income Requirement"); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies (such as the Underlying ETFs) and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short-and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed ("Distribution Requirement"), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.


         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. The assets of the Portfolios will consist primarily of the Underlying ETFs, which may be owned in part by persons other than those permitted to own interests in the Portfolios. Accordingly, each Underlying ETF is considered an "asset" of the Portfolio, and each Portfolio will need to be sure that no more than 55% of its assets are represented by one Underlying ETF, no more than 70% by any two Underlying ETFs, and so forth, in order that the Contracts will meet the diversification requirements of Section 817(h).

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC to the extent legally required.


                  ORGANIZATION AND CAPITALIZATION OF THE TRUST


         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective September 2, 2008, the Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF Portfolio and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 50 series, 48 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares of the Portfolios are not being offered. The Trust currently offers Class A, Class B and Class E shares on behalf of each Portfolio. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class's Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


         Class A, Class B and Class E shares are offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.


         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares of the Portfolios currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company and General American Life Insurance Company (collectively, "MetLife"). As of December 31, 2008, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares of the Portfolios and, as a result, may be deemed to be a control person with respect to the Trust. No Class C shares of the Portfolios were outstanding as of December 31, 2008.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2008, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.


         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the SEC and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS


The financial statements of the Portfolios for the fiscal year ended December 31, 2008, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Portfolios, which is incorporated by reference in this Statement of Additional Information.

                         APPENDIX A (Securities Ratings)

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Fitch ratings are as follows:

     o AAA - The highest rating assigned. This rating is assigned to the "best" credit risk relative to other issues or issuers.

     o AA - A very strong credit risk relative to other issues or issuers. The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

     o A - A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     o BBB - An adequate credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

     o BB - A fairly weak credit risk relative to other issues or issuers. Payment of these financial commitments is uncertain to some degree and capacity for timely repayments remains more vulnerable to adverse economic change over time.

     o B - Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

     o CCC, CC, C - These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, variable business or economic developments.

     o DDD,DD,D - These categories are assigned to entities or financial commitments which are currently in default.

PLUS (+) or MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.


Fitch Ratings

         Commercial Paper Ratings. Fitch employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.


Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

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                 Proxy Voting PolicyFunds Management, Inc.



                                   APPENDIX B

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.


Process

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios.. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.


Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.


I.       Generally, FM votes for the following ballot items:

Board of Directors

     o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

     o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     o The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

     o Mandates requiring a majority of independent directors on the Board of Directors

     o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     o    Elimination of cumulative voting

     o    Establishment of confidential voting

     o Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     o    Discharge of auditors*

     o Approval of financial statements, auditor reports and allocation of income

     o    Requirements that auditors attend the annual meeting of shareholders

     o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     o Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     o Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     o    Elimination of shareholder rights plans ("poison pill")

     o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     o    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     o Stock purchase plans with an exercise price of not less that 85% of fair market value

     o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     o    Expansions   to  reporting   of   financial  or   compensation-related
          information, within reason

     o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     o Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

     o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     o    Change in Corporation Name

     o Mandates that amendments to bylaws or charters have shareholder approval

Other

     o    Adoption of anti-"greenmail"  provisions,  provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     o    Repeals or prohibitions of "greenmail" provisions

     o    "Opting-out" of business combination provision



II. Generally, FM votes against the following items:

Board of Directors

     o Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

     o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     o    Limits to tenure of directors

     o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     o    Restoration of cumulative voting in the election of directors

     o Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     o The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     o    Directors  at  companies   where  prior  non-cash   compensation   was
          improperly "backdated" or "springloaded" where one of the following scenarios exists:

          o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     o Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o    Adjournment of Meeting to Solicit Additional Votes

     o Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     o    Retirement bonuses for non-executive directors and auditors

     o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     o Reincorporation in a location which has more stringent anti-takeover and related provisions

     o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     o    Requirements  that  the  company  provide  costly,   duplicative,   or
          redundant reports, or reports of a non-business nature

     o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     o    Proposals  which  require  inappropriate   endorsements  or  corporate
          actions

     o Proposals asking companies to adopt full tenure holding periods for their executives



III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     o    For offers made at a premium where no other higher bidder exists


Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.


Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.


Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:


     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.


Disclosure of Client Voting Information


Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.



Amended 3-4-2009

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST

                                   Portfolios

                          American Funds Bond Portfolio
                         American Funds Growth Portfolio
                     American Funds International Portfolio



     This Statement of Additional Information provides supplementary information pertaining to shares of three investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2009 (the "Prospectus") for the Class C shares of the American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio which may be obtained by writing the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

     The audited financial statements described in "Financial Statements" herein for the period ended December 31, 2008, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 5, 2009 (File No. 811-10183), are incorporated by reference and made part of this document.


     No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.


     The date of this Statement of Additional Information is May 1, 2009.



                                Table of Contents

                                                                                                               Page

MASTER FEEDER STRUCTURE...........................................................................................3

INVESTMENT OBJECTIVES AND POLICIES................................................................................4

         Portfolio Turnover.......................................................................................4
         Repurchase Agreements....................................................................................4
         Recent Events............................................................................................5

INVESTMENT RESTRICTIONS...........................................................................................6
         Fundamental Policies.....................................................................................6
         Non-Fundamental Policies.................................................................................6

PERFORMANCE INFORMATION...........................................................................................6
         Total Return.............................................................................................6
         Yield....................................................................................................6
         Non-Standardized Performance.............................................................................7

PORTFOLIO TRANSACTIONS............................................................................................7

MANAGEMENT OF THE TRUST...........................................................................................7

         Trustees and Officers....................................................................................8

         Committees of the Board.................................................................................10

         Compensation of the Trustees............................................................................10

         Indemnification of Trustees and Officers................................................................11

         Trustees' and Officers' Share Ownership.................................................................12

         Proxy Voting Policies and Procedures....................................................................12

         Proxy Voting Records....................................................................................12

         Portfolio Holdings Disclosure Policy....................................................................12

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................14

         The Manager.............................................................................................14

         Master Funds............................................................................................17

         The Administrator.......................................................................................17

         The Distributor.........................................................................................17

         Rule 12b-1 Plan of the Master Funds.....................................................................19

         Code of Ethics..........................................................................................19

         Custodian...............................................................................................20

         Transfer Agent..........................................................................................20

         Legal Matters...........................................................................................20

         Independent Registered Public Accounting Firm...........................................................20

REDEMPTION OF SHARES.............................................................................................20

NET ASSET VALUE..................................................................................................20

FEDERAL INCOME TAXES.............................................................................................21

ORGANIZATION AND CAPITALIZATION OF THE TRUST.....................................................................23

FINANCIAL STATEMENTS.............................................................................................25

APPENDIX A (Securities Ratings).................................................................................A-1

APPENDIX B (Proxy Voting Policies and Procedures)...............................................................B-1

----------------------

                             MASTER FEEDER STRUCTURE

     Each Portfolio described in this Statement of Additional Information operates as a "feeder fund" which means that the Portfolio does not buy investment securities directly. Instead, it invests in a "Master Fund" which in turn purchases investment securities. Each Portfolio has essentially the same investment objective and limitations as its Master Fund. Each Master Fund is a series of American Funds Insurance Series ("American Funds"). Each Portfolio will purchase Class 1 shares of the corresponding Master Fund as set forth below:


------------------------------------- -----------------------------------------
TRUST PORTFOLIO                           AMERICAN FUNDS MASTER FUND
------------------------------------- -----------------------------------------
-------------------------------------------------------------------------------
American Funds Bond Portfolio             Bond Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American Funds Growth Portfolio           Growth Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
American Funds International Portfolio    International Fund
-------------------------------------------------------------------------------

     As a shareholder in a Master Fund, a Portfolio bears its ratable share of the Master Fund's expenses including advisory and administration fees. A Portfolio may withdraw its entire investment from a Master Fund at any time the Trust's Manager, subject to approval of the Board of Trustees, decides it is in the best interest of the shareholders of the Portfolio to do so.

     The Board of Trustees of the Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

     THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment policies and restrictions of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this Statement of Additional Information.

     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

Portfolio Turnover

     The portfolio turnover for the Master Funds is described in the prospectus for the Master Funds which is delivered together with the Prospectus for the Portfolios. Higher portfolio rates usually generate additional brokerage commissions and expenses.

Repurchase Agreements



     Each of the Portfolios may enter into repurchase agreements. Each Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

     Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

     Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered broker-dealers, U.S. government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

     If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

    Recent Events

     The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Master Funds may invest. During periods of extreme market volatility, prices of securities held by the Master Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Master Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

     The recent instability in the financial markets has led the U.S. government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Master Funds themselves are regulated. Such legislation or regulation could limit or preclude the Master Funds' ability to achieve their investment objectives.

     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Master Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Master Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Master Funds. The Master Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Manager will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives, but there can be no assurance that they will be successful in doing so.

                           INVESTMENT RESTRICTIONS

     Each Portfolio has adopted substantially the same investment restrictions as the Master Fund in which it invests. Restriction numbers 1, 2, 3 and 4, listed in non-fundamental policies below are, with respect to each Master Fund, fundamental restrictions.

Fundamental Policies

     The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

          Each Portfolio may not:

          (1) Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or securities of other investment companies. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Portfolio's total assets.

          (2) As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

          (3) Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

          (4) Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).


          (5) Purchase commodities or commodity contracts; except that American Funds Growth, American Funds International and American Funds Bond Portfolios may engage in transactions involving currencies (including forward or futures contracts and put and call options).


          (6) Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

          (7) Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce, within three days, in the amount of its borrowings in order to provide for 300% asset coverage.

          (8) Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

          (9) Invest in securities of other investment companies, except as permitted by the 1940 Act. Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end investment company having substantially the same investment objective and limitations as the Portfolio.


Non-Fundamental Policies

     The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

          Each Portfolio may not:

          (1) Invest in companies for the purpose of exercising control or management;

          (2)  Purchase securities on margin;

          (3) Sell securities short, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

          (4) Invest in puts, calls, straddles, spreads or any combination thereof; except as described in Fundamental Policy No. 5;

          (5) With respect to American Funds Bond Portfolio only, invest, directly or indirectly, less than 80% of its assets in debt securities. Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

                           PERFORMANCE INFORMATION

          Total return and yield will be computed as described below.

Total Return

     Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                               P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

     From time to time, the Trust may quote the American Funds Bond Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The 30-day yield for the American Funds Bond Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:


                           Yield = 2[(a-b+1)(6)-1]
                                     ------
                                       cd


Where:  a =      dividends and interest earned during the period
        b =      expenses accrued for the period (net of reimbursement)
        c =      the average daily number of shares outstanding during the
                 period that were entitled to receive dividends
        d =      the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing the Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the investment portfolio of the corresponding Master Fund, portfolio maturity, operating expenses and market conditions.

     It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested by the Master Fund in instruments producing lower yields than the balance of the Master Fund's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.


Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

     For information regarding portfolio transactions for each Master Fund, see the Master Fund's statement of additional information which is delivered together with this Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

     Trustees and Officers

     The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those
Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."




The Trustees



                                                                                             Number of
                                                                                            Portfolios
                                             Term of                                         in Fund
                             Position(s)    Office and                                       Complex+
                              Held with     Length of          Principal Occupation(s)     overseen by    Other Directorships
      Name and Age            Registrant    Time Served        During Past 5 Years           Trustee        Held by Trustee
      =============           ==========    ===========        ===================         ===========    ====================

Interested Trustees

Elizabeth M. Forget*  (42)  President and   Indefinite;   Since May 2007, Senior Vice         86            Director,
                            Trustee         From          President, MetLife, Inc.; since                   Metropolitan Series
                                            December      December 2000, President of Met                   Fund, Inc. since
                                            2000 to       Investors Advisory, LLC; since                    August, 2006.
                                            present       May 2006, President of MetLife
                                                          Advisers LLC; from December 2003
                                                          to April 2007, Vice President,
                                                          MetLife, Inc.



Disinterested Trustees

Dawn M. Vroegop             Trustee         Indefinite;   From September 1999 to September     86           Director,
(42)                                        From          2003, Managing Director,                          Metropolitan Series
                                            December      Dresdner RCM Global Investors.                    Fund, Inc. since
                                            2000 to                                                         May, 2009.
                                            present

Stephen M. Alderman       Trustee           Indefinite;   Since November 1991, Shareholder     48            None
(49)                                        From          in the law firm of Garfield and
                                            December      Merel, Ltd.
                                            2000 to
                                            present

Jack R. Borsting          Trustee           Indefinite;   Since 2006, Professor and Dean       48          Director, Los Angeles
(80)                                        From          Emeritus, Marshall School of                     Orthopedic Hospital,
                                            December      Business, University of Southern                 Trustee, The Rose
                                            2000 to       California (USC); from 2001 to                   Hills Foundation.
                                            present       2005, Professor of Business                      Member, Army Science
                                                          Administration and Dean Emeritus;                Board.
                                                          from 1995-2001 Executive Director,
                                                          Center for Telecommunications
                                                          Management.

Daniel A. Doyle           Trustee         Indefinite;     Since October 2000, Vice President   48          Director, Wisconsin
(50)                                      From            and Chief Financial Officer of ATC               Sports Development
                                          February        Management, Inc. (public utility).               Corporation
                                          2007 to
                                          present

Susan C. Gause            Trustee         Indefinite;  From 2000 to December 2002, Chief       48           None
(56)                                      From March   Executive Officer of Dresdner RCM
                                          2008 to      Global Investors (purchased by
                                          present      Allianz Asset Management in
                                                       2001).

Robert Boulware           Trustee         Indefinite;  Since 2004, Director of Norwood         48          Director of Gainsco,
(52)                                      From March   Promotional Products, Inc.; since                   Inc., Norwood
                                          2008 to      2005, Director of Gainsco, Inc.                     Promotional Products,
                                          present      (auto insurance); since 2007,                       Inc., Wealthpoint
                                                       Director of Wealthpoint Advisors                    Advisors and Holladay
                                                       (a business development company)                    Bank.
                                                       and Holladay Bank; from 1992-2006,
                                                       President and Chief Executive
                                                       Officer of ING Fund Distributor,
                                                       LLC.

The Executive Officers



                        Position(s)      Termn of
                                         Office and
                        Held with        Length of        Principal Occupation(s)
   Name and Age         Registrant       Time Served      During Past 5 Years
   -------------        ----------       -----------      -------------------
 Jeffrey L. Bernier      Vice            From             Since December 2007, Vice
 (37)                    President       February         President, Metropolitan Life
                                         2009 to          Insurance Company; since 2008
                                         oresent          Senior Vice President of
                                         present          MetLife Advisers LLC and Met
                                                          Investors Advisory,
                                                          LLC; from July 2004 to
                                                          January 2007, Director
                                                          and Senior Investment
                                                          Analyst of Investment
                                                          Management Services
                                                          for John Hancock
                                                          Financial Services.

Jeffrey A. Tupper           Chief         From August     Since October 2006, Assistant
(38)                       Financial      2002 to         Vice President, MetLife Group,
                           Officer,       present         Inc. Since February 2001,
                           Treasurer                      Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell         Executive     From August      Since December 2005, Executive
(55)                       Vice          2002 to          Vice President, MetLife, Inc.;
                           President     present          since July 2002, Chief Executive
                                                          Officer of MetLife Investors
                                                          Group, Inc. and Met Investors
                                                          Advisory, LLC; since April 2001,
                                                          Chief Executive Officer of
                                                          MetLife Resources.

Richard C. Pearson         Vice          From December    Since June 2001, President or
(66)                       President     2000 to          Executive Vice President of
                           and           present          MetLife Investors Distribution
                           Secretary                      Company; since January 2001,
                                                          Executive Vice President, General
                                                          Counsel and Secretary of MetLife
                                                          Investors Group, Inc. and Vice
                                                          President, Secretary and
                                                          Associate General Counsel of its
                                                          affiliate life insurance
                                                          companies; from November 2000 to
                                                          January 2002, Senior Vice
                                                          President and General Counsel of
                                                          Met Investors Advisory Corp.;
                                                          since January 2002, Senior Vice
                                                          President, General Counsel and
                                                          Secretary of Met Investors
                                                          Advisory, LLC.

Jeffrey P. Halperin         Chief         From November   Since March 2006, Vice President,
(41)                        Compliance    2006 to         Corporate Ethics and Compliance
                            Officer       present         Department, MetLife, Inc.; from
                                                          October 2002 to March
                                                          2006, Assistant Vice
                                                          President; from November
                                                          2005 to August 2006,
                                                          Interim Chief Compliance
                                                          Officer, Met Investors
                                                          Series Trust; since
                                                          April 2007, Chief
                                                          Compliance Officer,
                                                          Metropolitan Series
                                                          Funds; from August 2006
                                                          to April 2007, Interim
                                                          Chief Compliance
                                                          Officer, Metropolitan
                                                          Series Funds; since
                                                          August 2006, Chief
                                                          Compliance Officer, Met
                                                          Investors Advisory, LLC
                                                          and MetLife Advisers,
                                                          LLC; since November
                                                          2006, Chief Compliance
                                                          Officer, MetLife
                                                          Investment Advisors
                                                          Company, LLC.

Francine Hayes             Assistant     From             Since 2004, Vice President and
State Street Band and      Secretary     November         Counsel, State Street Bank and
Trust Company                            2008 to          Trust Company; from 2001 to 2004,
One Lincoln Street                       present          Assistant Vice President and
Boston, MA 02111                                          Counsel, State Street Bank and
                                                          Trust Company.
(47)

William C. Cox              Assistant     From November   Since 1997, Vice President and
State Street Bank and       Treasurer     2004 to         Senior Director, Fund
Trust Company                             present         Administration Division, State
One Lincoln Street                                        Street Bank and Trust Company.
Boston, MA 02111
(42)


----------------------

+ The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.

    Committees of the Board


     The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.

     The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2008.

     The Trust has two Investment Performance Committees consisting of all the Disinterested Trustees. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the Advisers to those Portfolios. Each Investment Performance Committee was organized as a separate committee in February, 2009.

     The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen,
Jeffrey Bernier, Kristi Slavin and Peter Duffy and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin or Mr. Duffy from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held thirty-six meetings during the fiscal year ended December 31, 2008.


                  Compensation of the Trustees


     Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $105,000 ($26,250 per quarter) plus (i) an additional fee of $10,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $10,000 for each special meeting attended in person, and (iii) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and each Chair of the Investment Performance Committees each receive a supplemental annual retainer of $25,000, $15,000, $15,000 and $15,000 respectively.

     As of December 31, 2008, a deferred compensation arrangement for the benefit of the Disinterested Trustees has been adopted by the Trust. Under the deferred compensation arrangement, each Disinterested Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age.

     The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2008.


-------------------------------------------------------------------------------
                                                              Total
                                                              Compensation from
                                                              Fund Complex+
                                          Aggregate           Paid to Trustee
                                      Compensation from
Trustee                                  from Trust

Interested Trustee

        Elizabeth M. Forget                None                 None

Disinterested Trustees


        Stephen M. Alderman                $172,750            $172,750
        Jack R. Borsting                   $141,500            $141,500
        Daniel A. Doyle                    $145,250            $145,250
        Dawn M. Vroegop                    $154,000            $154,000
        Robert Boulware                    $120,313            $120,313
        Susan C. Gause                     $120,313            $120,313
        Ted A. Myers*                      $ 21,187            $ 21,187

 ------------------------------------------------------------------------------

  *Mr. Myers resigned from the Board in February 2008.

----------------------


  + The Fund Complex includes the Trust (48 portfolios) and Metropolitan Series Fund, Inc.(36 portfolios).




         Indemnification of Trustees and Officers

     The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees' and Officers' Share Ownership


     As of December 31, 2008, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.


Proxy Voting Policies and Procedures


     Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. The Manager votes proxies relating to shares of Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures of additional information , or a summary of such policies and procedures, of the Portfolios' Advisers.

     As a shareholder of the Master Fund, a Feeder Portfolio will have the same voting rights as other shareholders. It is anticipated that Contract owners will be solicited by MetLife for their voting instructions.


Proxy Voting Records


     The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.


Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

     Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

     In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:


   o     Abel/Noser Corp.               o     Morningstar Associates, LLC

   o     Bank of New York               o     MarkIt Group Limited

   o     Barclays Capital Point         o     Ness USA

   o     BARRA TotalRisk System         o     OMGEO Oasys

   o     Bloomberg L.P.                 o     Plexus Plan Sponsor Group, Inc.

   o     Cambridge Associates           o     PricewaterhouseCoopers LLP

   o     Canterbury Consulting          o     ProxyEdge from Broadridge
                                              Financial Solutions, Inc.

   o     Charles River Systems, Inc.    o     Reuters America, LLC

   o     Deloitte & Touche LLP          o     RiskMetrics Group

   o     DST International plc          o     RogersCasey (Equest)

   o    Eagle Investment Systems Corp.  o     RR Donnelley

   o    Egan Jones                      o     SS&C Technologies, Inc

   o   Electra Information Systems, Inc.o    Salomon Analytics, Inc.

   o   eVestment Alliance               o   State Street Bank and Trust Company

   o   FactSet Research Systems, Inc.   o    StarCompliance, Inc.

   o   F T Interactive Data Corporation o   Stradley Ronon Stevens & Young, LLP

   o   Glass, Lewis & Co., LLC          o   Sullivan & Worcester LLP

   o   Informa Investment Services      o   SunHard/Protogent (f/k/a Dataware)
       (Efron)

   o   Institutional Shareholder        o   S&P
       Services, Inc.

   o   ITG, Inc.                        o   Thomson/Baseline

   o   Lipper, Inc.                     o   Thomson Information Services
                                            Incorporated

   o   MacGregor/ITG                    o   Wilshire Analytics/Axiom

   o   Marco Consulting                 o   YieldBook

   o   Mercer



     The Trust's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

     Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.


                  INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager


     The Trust is managed by MetLife Advisers, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

     The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional sub-advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with sub-advisers; (iv) full discretion to terminate and replace any sub-adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by a sub-adviser. In addition, the Manager will monitor compliance of the Portfolios with their investment objectives, policies and restrictions and review and report to the Trustees of the Portfolio. The Manager will furnish to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise the Trust of important developments materially affecting each Portfolio and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request.

     Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any sub-adviser under an advisory agreement with the Manager or the investment adviser to any Master Fund in which a Portfolio invests, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

     The Manager receives no compensation for its services to the Portfolios. In the event that a Portfolio were to withdraw from a Master Fund and invest its assets directly in investment securities, the Manager would retain the services of an investment adviser and would receive a management fee at an annual rate of percentage of the assets of each Portfolio as follows:

-------------------------------------------------------------------------------
            Portfolio                                        Fee
-------------------------------------------------------------------------------
American Funds Bond Portfolio                               0.55%
-------------------------------------------------------------------------------
American Funds Growth Portfolio                             0.75%
-------------------------------------------------------------------------------
American Funds International Portfolio                      0.90%
-------------------------------------------------------------------------------



     In addition to the management fees, if any, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "The Distributor," the Class C shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

     The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.


     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional sub-advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the sub-advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in
Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of advisory agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. So long as the assets of a Portfolio are invested solely in the shares of a registered investment company, the Portfolio will not have a sub-adviser.

Master Funds

     For information regarding the investment adviser to the Master Funds, including information regarding the portfolio counselors' compensation other accounts managed and ownership of shares of the Master Funds to the extent applicable, see the Master Funds' statement of additional information which is delivered together with this Statement of Additional Information.

The Administrator

     Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.


     The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2009 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2008, December 31, 2007 and December 31, 2006, an aggregate of $2,550,137, $2,506,645 and $3,424,737, respectively, was paid to the Administrator.


The Distributor


     The Trust has a distribution agreement with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class C shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.


     The Trust's distribution agreement with respect to the Class C shares ("Distribution Agreement") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class C Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

     Pursuant to the Class C Distribution Plan, the Trust compensates the Distributor from assets attributable to Class C, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class C shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class C shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class C shares.

     The Class C Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 1.00% of the average daily net assets of a Portfolio attributable to its Class C shares in respect to activities primarily intended to result in the sale of Class C shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class C Distribution Plan are limited to payments at an annual rate equal to 0.55% of average daily net assets of a Portfolio attributable to its Class C shares. Under the terms of the Class C Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class C shares for such entities' fees or expenses incurred or paid in that regard.

     The Class C Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class C shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class C Distribution Plan and in connection with their annual consideration of the Class C Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class C shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class C shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class C shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class C shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class C shares.

     A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios.

     The Class C Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class C shares in connection with the Class C Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class C Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class C Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class C shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class C shares of the Portfolio, or by vote of a majority of the Disinterested Trustees. The Class C Distribution Plan also provides that it may not be amended to increase materially the amount (up to 1.00% with respect to Class C of average daily net assets annually) that may be spent for distribution of Class C shares of any Portfolio without the approval of Class C shareholders of that Portfolio.

     The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

     The table below shows the amount paid by each Portfolio the Distributor pursuant to the Class C Distribution Plan for the year ended December 31, 2008.

-------------------------------------- ----------------------------------------
                                        Total Distribution Fee Paid to
              Portfolio                         Distributor

-------------------------------------- ----------------------------------------

American Funds Bond                              $ 71,268

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American Funds Growth                            $133,515


-------------------------------------------------------------------------------

American Funds International                     $116,349


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     The amounts received by the Distributor have been used to defray various costs incurred or paid to the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class C shares.



Rule 12b-1 Plan of the Master Funds


     The Master Funds have not adopted a Plan of Distribution for their Class 1 shares, pursuant to Rule 12b-1 under the 1940 Act.


Code of Ethics

     The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

     State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

     Metropolitan Life Insurance Company serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.


Independent Registered Public Accounting Firm


     Deloitte  &  Touche  LLP,   located  at  200   Berkeley   Street,   Boston,
Massachusetts, serves as the Trust's independent registered public accounting firm.


                          REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                              NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Portfolio's net asset value will be based on the net asset value of the corresponding Master Fund, adjusted to reflect the Portfolio's other assets, if any, and expenses. For information regarding the determination of net asset value for each Master Fund, see the Master Funds statement of additional information which is delivered together with the Statement of Additional Information.

                            FEDERAL INCOME TAXES

     Each Portfolio, including each Master Fund, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.


     In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership ("Income Requirement"); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

     As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed ("Distribution Requirement"), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.

     The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

     The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

     Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Master Funds may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in a Master Fund is treated not as a single investment but as an investment in each asset owned by the Master Fund, so long as shares of the Master Fund are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Master Funds are and will be so owned. Thus so long as each Portfolio and Master Fund meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

     The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Master Fund or substitute the shares of one Portfolio or Master Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

     In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

     Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

     The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.


     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 50 series, 48 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.


     The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Prospectus for the Portfolios describes the classes currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     The four classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.


     The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2008, MetLife owned substantially all of the Trust's outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

     As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2008, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.


     The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

     The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

     Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

     The financial statements of the Portfolios for the fiscal year ended December 31, 2008, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Portfolios which is incorporated by reference in this Statement of Additional Information.

                       Appendix A (Securities Ratings)


Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch ratings are as follows:

o AAA - The highest rating assigned. This rating is assigned to the "best" credit risk relative to other issues or issuers.

o AA - A very strong credit risk relative to other issues or issuers. The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

o A - A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

o BBB - An adequate credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

o BB - A fairly weak credit risk relative to other issues or issuers. Payment of these financial commitments is uncertain to some degree and capacity for timely repayments remains more vulnerable to adverse economic change over time.

o B - Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

o CCC, CC, C - These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, variable business or economic developments.

o    DDD,DD,D  -  These   categories  are  assigned  to  entities  or  financial
     commitments which are currently in default.

PLUS (+) or MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


Standard & Poor's Commercial Paper Ratings

     "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

     "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.


Fitch Ratings

Commercial Paper Ratings. Fitch employs the rating F1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+, while the rating F2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F1+ and F1 categories.


     Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

     Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                APPENDIX B (Proxy Voting Policies and Procedures)

                                             [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                      Compliance Program

                         MET INVESTORS SERIES TRUST

                    Proxy Voting Policies and Procedures

Trust's Policy Statement

     Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.


Trust's Proxy Voting Program

     Met Investors Advisory LLC ("MIA") serves as the investment manager of the Trust's portfolios. MIA is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio, with the exception of the (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, (the "Asset Allocation Portfolios"); (ii) American Funds Moderate Allocation Portfolio, American Funds Balanced Allocation Portfolio and American Funds Growth Allocation Portfolio (the "American Funds Allocation Portfolios");
(iii) American Funds Bond Portfolio, American Funds Growth Portfolio and American Funds International Portfolio (the "American Funds Master-Feeder Portfolios"); and (iv) Met/Franklin Templeton Founding Strategy Portfolio (the "Founding Strategy Portfolio"), where MIA is responsible for portfolio management.

     The Trust has delegated proxy voting responsibility to MIA. Because MIA views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio, other than the Asset Allocation Portfolios, American Funds Allocation Portfolios, American Funds Master-Feeder Portfolios and the Founding Strategy Portfolio, to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience, new portfolios, as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

Manager's Due Diligence and Compliance Program

         As part of its ongoing due diligence and compliance responsibilities, MIA will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. MIA will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.



         MIA serves as the sole investment adviser to the Asset Allocation Portfolios (each, a "Fund of Funds"), each of which invests in other portfolios of the Trust and/or portfolios of the Metropolitan Series Fund, Inc. (the "Underlying Portfolios"). MIA will vote proxies relating to shares of an Underlying Portfolio held by a Fund of Funds in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.



     MIA serves as the sole investment adviser to the American Funds Allocation Portfolios, (each a "Fund of Funds"), each of which invest in other portfolios of the American Funds Insurance Series (collectively, the "American Funds Underlying Portfolios"). MIA will vote proxies relating to shares of an American Funds Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the American Funds Underlying Portfolio with respect to a particular proposal.



     MIA  serves  as  the  sole  investment  adviser  to the  Founding  Strategy
Portfolio, (a "Fund of Funds") that invests its assets equally among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Franklin Growth Portfolio (together, the "Founding Strategy Underlying Portfolios"). MIA will vote proxies relating to shares of a Founding Strategy Underlying Portfolio held by the Fund of Funds in the same proportion as the vote of the other contract owners of the Founding Strategy Underlying Portfolio with respect to a particular proposal.



     MIA serves as the sole investment adviser to the American Funds Master-Feeder Portfolios, (each a "Feeder Fund"), each of which invests its assets in a series of the American Funds Insurance Series (collectively, the "Master Funds"). MIA will vote proxies relating to the shares of the Master Funds held by each Feeder Fund in the same proportion as the vote of all other shareholders of the Master Fund.



Advisers' Proxy Voting Policies and Procedures


     Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:


     Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and MIA upon request, copies of such policies and procedures.

     Fiduciary Duty: The Adviser's policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

     Conflicts of Interest: The Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

     Voting Guidelines: The Adviser's policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

     Monitoring Proxy Voting: The Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

     Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and MIA such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or MIA may reasonably request.


Disclosure of Trust's Proxy Voting Policies and Procedures and Voting Record

     MIA on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. MIA (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

I.   Reports to Trust's Board of Trustees.


     MIA will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of MIA and the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.

ADOPTED: November 19, 2003
REVISED: December 31, 2005

                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information

                                   May 1, 2009



                                   Portfolios



                     Met/AIM Capital Appreciation Portfolio
                  Legg Mason Partners Managed Assets Portfolio


     This Statement of Additional Information provides supplementary information pertaining to shares of two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2009 for, as applicable, the Class A and Class E shares of the Portfolios listed above. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

     The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2008, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 5, 2009 (File No. 811-10183), are incorporated by reference and made part of this document.

     No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                             TABLE OF CONTENTS



                                                                                                               Page

INVESTMENT OBJECTIVES AND POLICIES................................................................................4
         Asset-Backed Securities.  ...............................................................................4
         Brady Bonds..............................................................................................5
         Convertible Securities...................................................................................5
         Credit Default Swaps.....................................................................................6
         Depositary Receipts......................................................................................7
         Dollar Roll Transactions.................................................................................7
         Floaters.................................................................................................8
         Foreign Currency Transactions............................................................................8
         Foreign Securities......................................................................................11
         Forward Commitments, When-Issued and Delayed Delivery Securities........................................14
         High Yield/High Risk Debt Securities....................................................................15
         Hybrid Instruments......................................................................................16
         Illiquid Securities.....................................................................................16
         Inflation-Indexed Bonds.................................................................................17
         Interest Rate Transactions..............................................................................18
         Investment Grade Corporate Debt Securities..............................................................19
         Money Market Securities.................................................................................19
         Mortgage-Backed Securities..............................................................................20
         Municipal Fixed Income Securities.......................................................................22
         Options and Futures Strategies..........................................................................23
         Other Investment Companies..............................................................................27
         Portfolio Turnover......................................................................................29
         Real Estate Investment Trusts...........................................................................29
         Repurchase Agreements...................................................................................30
         Reverse Repurchase Agreements...........................................................................30
         Rights and Warrants.....................................................................................31
         Securities Loans........................................................................................31
         Short Sales.............................................................................................32
         Structured Notes........................................................................................32
         Swaps...................................................................................................32
         U.S. Government Securities..............................................................................33
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds................................................34

INVESTMENT RESTRICTIONS..........................................................................................34
         Fundamental Policies....................................................................................34
         Non-Fundamental Policies................................................................................35

PERFORMANCE INFORMATION..........................................................................................37
         Total Return............................................................................................37
         Yield...................................................................................................38
         Non-Standardized Performance............................................................................38

PORTFOLIO TRANSACTIONS...........................................................................................39

MANAGEMENT OF THE TRUST..........................................................................................41
         Trustees and Officers...................................................................................41
         Committees of the Board.................................................................................46
         Compensation of the Trustees............................................................................46
         Indemnification of Trustees and Officers................................................................47
         Trustees' and Officers' Share Ownership.................................................................48
         Proxy Voting Policies and Procedures....................................................................48
         Proxy Voting Records....................................................................................48
         Portfolio Holdings Disclosure Policy....................................................................48

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................50
         The Manager.............................................................................................50
         The Advisers............................................................................................54
         Portfolio Management....................................................................................55
         The Administrator.......................................................................................55
         The Distributor.........................................................................................56
         Code of Ethics..........................................................................................58
         Custodian...............................................................................................58
         Transfer Agent..........................................................................................59
         Legal Matters...........................................................................................59
         Independent Registered Public Accounting Firm...........................................................59

REDEMPTION OF SHARES.............................................................................................59

NET ASSET VALUE..................................................................................................59

FEDERAL INCOME TAXES.............................................................................................60

ORGANIZATION AND CAPITALIZATION OF THE TRUST.....................................................................64

FINANCIAL STATEMENTS.............................................................................................66

APPENDIX A - Securities Ratings.................................................................................A-1

APPENDIX B - Proxy Voting Policies and Procedures...............................................................B-1

APPENDIX C - Portfolio Manager Disclosure.......................................................................C-1


..........            INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not currently intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

     Asset-Backed Securities.  (All Portfolios)

     Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

     Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and fewer prepayments will lengthen it.

     The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

     In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Brady Bonds.  (All Portfolios)

     Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Convertible Securities.  (All Portfolios)

     A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

     Credit Default Swaps.  (Legg Mason Partners Managed Assets Portfolio)

     The Portfolio may enter into credit default swaps for investment purposes. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which the Portfolio is the buyer, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio's exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Portfolio is the seller, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or "earmarking" will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or "earmarking" will not limit the Portfolio's exposure to loss.

     Depositary Receipts.  (All Portfolios)

     A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment adviser of the Legg Mason Partners Managed Assets Portfolio does not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     Dollar Roll Transactions.  (All Portfolios)

     Mortgage dollar rolls are transactions in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

     Floaters. (Legg Mason Partners Managed Assets Portfolio)

     The Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

     Foreign Currency Transactions.  (Met/AIM Capital Appreciation Portfolio)

     Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to the Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     The Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

     If conditions warrant, the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

     The Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     Hedging transactions involve costs and may result in losses. The Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. The Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

     Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolio might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that the Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Portfolio would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      Foreign Securities.  (All Portfolios)

     A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

     The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

     Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

     Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

     The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

     The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. Set forth below is information regarding the percentage of each Portfolio's assets that may be invested in foreign securities.


---------------------------------------- --------------------------------------
                                             Intends to Invest No More Than the
                                             Following Percentage of its Total
              Portfolio                      Assets in Foreign Securities
-------------------------------------------------------------------------------
      Met/AIM Capital Appreciation                      25%
----------------------------------------- -------------------------------------
       Legg Mason Partners Managed                      20%
         Assets

----------------------------------------- -------------------------------------


     Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

     Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

    Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios)

     A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

     High Yield/High Risk Debt Securities.
     (Legg Mason Partners Managed Assets Portfolio)

     Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     Set forth below is information regarding the policies of the Portfolio with respect to investments in high yield debt securities.

------------------------------------ ------------------------------------------
            Portfolio
------------------------------------- -----------------------------------------
 Legg Mason Partners Managed          The Portfolio has adopted an operating
  Assets                              policy that prohibits it from purchasing
                                      any securities rated lower than BBB
                                      BBB by Standard & Poor's, Baa by Moody's
                                      or, if unrated by such services, are,
                                      in the Adviser's opinion, of equivalent
                                      quality, if as a result more than 10% of
                                      the Portfolio's assets that are invested
                                      in debt securities would be invested in
                                      such securities and the Portfolio does not
                                      purchase any debt securities rated B or
                                      lower by either service or their
                                      equivalent - for this purpose, debt
                                      securities do not include convertible
                                      securities
------------------------------------- -----------------------------------------


     Hybrid Instruments.  (All Portfolios)

     Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

     Illiquid Securities.  (All Portfolios)

     Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

     Inflation-Indexed Bonds.  (Legg Mason Partners Managed Assets Portfolio)

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Interest Rate Transactions.  (All Portfolios)

     Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap or floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see Appendix A. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

     For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Investment Grade Corporate Debt Securities.  (All Portfolios)

     Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

     Money Market Securities.  (All Portfolios)

     Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

     Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

     A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

     Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

     Mortgage-Backed Securities.  (All Portfolios)

     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

     CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

     Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

     Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

     Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

     In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Municipal Fixed Income Securities.
     (Legg Mason Partners Managed Assets Portfolio)

     The Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     The Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

     The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

     Options and Futures Strategies.  (All Portfolios)

     A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

     The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

     Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

     A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

     A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

     A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

     No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

     Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

     Purchase and Sale of Interest Rate Futures A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

     A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

     The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

     A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

     With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

     Options on Futures Contracts A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

     In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

     Risks of Options and Futures Strategies The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

     Other Investment Companies.  (All Portfolios)

     Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

     A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the net asset values ("NAV") of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

                  Portfolio Turnover

     While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.

-------------------- ---------------------------------------------------------
Turnover Rate                                 Portfolio
-------------------- ----------------------------------------------------------
Under 150%                 Legg Mason Partners Managed Assets (equity portion)
-------------------- ----------------------------------------------------------
Under 200%                 Legg Mason Partners Managed Assets
-------------------- ----------------------------------------------------------


     Preferred Stocks  (All Portfolios)

     A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Real Estate Investment Trusts.  (All Portfolios)

     A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs").

         Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income;
     changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

     Repurchase Agreements.  (All Portfolios)

     Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

     Reverse Repurchase Agreements.  (All Portfolios)

     A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Rights and Warrants.  (All Portfolios)

     A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

     Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuate in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

     Securities Loans.  (All Portfolios)

     All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

     Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     Short Sales.  (Met/AIM Capital Appreciation Portfolio)

     The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

     Structured Notes.  (All Portfolios)

     Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

     Swaps.  (Met/AIM Capital Appreciation Portfolio)

     Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

     The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities. (All Portfolios)

     Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

    Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds.  (All Portfolios)

     Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                          INVESTMENT RESTRICTIONS

     Fundamental Policies.

     The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

     Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

     Each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities.

         3.       Concentration

         Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

         4.       Underwriting

     Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

     Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

         6.       Commodities

     Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

     Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

     Each  Portfolio  may not issue any senior  security (as defined in the 1940
Act) except in compliance with applicable law.

     Non-Fundamental Policies.

     The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

          Each Portfolio may not:

     (1) Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

     (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

     (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

     (4) Invest in companies for the purpose of exercising management or control.

Operating Policies

     Borrowing

     With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

     Loans of Portfolio Securities

     With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

     Foreign Currency Transactions

     With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging.

     Swaps

     With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

     Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                        PERFORMANCE INFORMATION

     Total return and yield will be computed as described below.

     Total Return

     Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
      ERV =       Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

     Yield

     From time to time, the Trust may quote a Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The 30-day yield for a Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                          YIELD = 2[(a-b+1)(6)-1]
                                     cd

Where:  a =   dividends and interest earned during the period

        b =   expenses accrued for the period (net of reimbursements)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d =   the net asset value per share on the last day of the period

     For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

     Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

     Non-Standardized Performance

     In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                          PORTFOLIO TRANSACTIONS

     Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Adviser of each Portfolio is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Adviser and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Advisers, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Adviser is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

     Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

     An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

     Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

     The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006 or October 31, 2006, as noted.

       ------------------------------------- --------------- ---------------- -------------- -------------
                     Portfolio                   12/31/08        12/31/07        12/31/06       10/31/06
        Met/AIM Capital Appreciation          $341,217        $340,768         $53,611(1)     $566,429
        Legg Mason Partners Managed Assets    $87,984         125,296          202,146        117,608
        ------------------------------------- --------------- ---------------- -------------- -------------

-------------------------------------------
(1) For the period 11/1/06 through 12/31/06.

                            MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

     Trustees and Officers

     The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those
Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees

                                                                                          Number of
                                                                                          Port-folios
                                             Term of                                      in Fund
                             Position(s)    Office and                                    Complex+        Other Directorships
                              Held with     Length of         Principal Occupation(s)     overseen by       Held by Trustee
      Name and Age            Registrant    Time Served         During Past 5 Years       Trustee

Interested Trustees

Elizabeth M. Forget*        President and   Indefinite;  Since May 2007, Senior Vice        86            Director,
(42)                        Trustee         From         President, MetLife, Inc.; since                  Metropolitan Series
                                            December     December 2000, President of Met                  Fund, Inc. since
                                            2000 to      Investors Advisory, LLC; since                   August, 2006.
                                            present      May 2006, President of
                                                         MetLife Advisers LLC;
                                                         from December 2003 to
                                                         April 2007, Vice
                                                         President, MetLife,
                                                         Inc.


Disinterested Trustees

Dawn M. Vroegop             Trustee         Indefinite;  From September 1999 to September   86            Director,
(42)                                        From         2003, Managing Director,                         Metropolitan Series
                                            December     Dresdner RCM Global Investors.                   Fund, Inc. since
                                            2000 to                                                       May, 2009.
                                            present


Stephen M. Alderman         Trustee         Indefinite;  Since November 1991, Shareholder   50            None
(49)                                        From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present

Jack R. Borsting            Trustee         Indefinite;  Since 2006, Professor and Dean     50            Director, Los
(80)                                        From         Emeritus, Marshall School of                     Angeles Orthopedic
                                            December     Business, University of Southern                 Hospital, Trustee,
                                            2000 to      California (USC); from 2001 to                   The Rose Hills
                                            present      2005, Professor of Business                      Foundation.
                                                         Administration and Dean                          Member, Army
                                                         Emeritus; from 1995-2001                         Science Board.
                                                         Executive Director, Center for
                                                         Telecommunications Management.

Daniel A. Doyle             Trustee         Indefinite;  Since October 2000, Vice           50            Director, Wisconsin
(50)                                        From         President and Chief Financial                    Sports Development
                                            February     Officer of ATC Management, Inc.                  Corporation
                                            2007 to      (public utility).
                                            present



Susan C. Gause              Trustee         Indefinite;  From 2000 to December 2002,        50            None
(56)                                        From March   Chief Executive Officer of
                                            2008 to      Dresdner RCM Global Investors
                                            present      (purchased by Allianz Asset
                                                         Management in 2001).



Robert Boulware             Trustee         Indefinite;  Since 2004, Director of Norwood    50            Director of
(52)                                        From March   Promotional Products, Inc.;                      Gainsco, Inc.,
                                            2008 to      since 2005, Director of Gainsco,                 Norwood Promotional
                                            present      Inc. (auto insurance); since                     Products, Inc.,
                                                         2007, Director of Wealthpoint                    Wealthpoint
                                                         Advisors (a business development                 Advisors and
                                                         company) and Holladay Bank; from                 Holladay Bank.
                                                         1992-2006, President and Chief
                                                         Executive Officer of ING Fund
                                                         Distributor, LLC.




The Executive Officers

                                              Term of
                                             Office and
                              Position(s)    Length of
                               Held with    Time Served       Principal Occupation(s)
       Name and Age            Registrant                       During Past 5 Years


Jeffrey L. Bernier            Vice          From          Since December 2007, Vice
(37)                          President     February      President, Metropolitan Life
                                            2009 to       Insurance Company; since 2008
                                            present       Senior Vice President of
                                                          MetLife Advisers LLC and Met
                                                          Investors Advisory, LLC; from
                                                          July 2004 to January 2007,
                                                          Director and Senior Investment
                                                          Analyst of Investment
                                                          Management Services for John
                                                          Hancock Financial Services.


Jeffrey A. Tupper             Chief         From August   Since October 2006, Assistant
(38)                          Financial     2002 to       Vice President, MetLife Group,
                              Officer,      present       Inc.  Since February 2001,
                              Treasurer                   Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell            Executive     From August   Since December 2005, Executive
(55)                          Vice          2002 to       Vice President, MetLife, Inc.;
                              President     present       since July 2002, Chief
                                                          Executive Officer of MetLife
                                                          Investors Group, Inc. and Met
                                                          Investors Advisory, LLC; since
                                                          April 2001, Chief Executive
                                                          Officer of MetLife Resources.

Richard C. Pearson            Vice          From          Since June 2001, President or
(66)                          President     December      Executive Vice President of
                              and           2000 to       MetLife Investors Distribution
                              Secretary     present       Company; since January 2001,
                                                          Executive Vice
                                                          President, General
                                                          Counsel and Secretary
                                                          of MetLife Investors
                                                          Group, Inc. and Vice
                                                          President, Secretary
                                                          and Associate General
                                                          Counsel of its
                                                          affiliate life
                                                          insurance companies;
                                                          from November 2000 to
                                                          January 2002, Senior
                                                          Vice President and
                                                          General Counsel of Met
                                                          Investors Advisory
                                                          Corp.; since January
                                                          2002, Senior Vice
                                                          President, General
                                                          Counsel and Secretary
                                                          of Met Investors
                                                          Advisory, LLC.

Jeffrey P. Halperin           Chief         From          Since March 2006, Vice
(41)                          Compliance    November      President, Corporate Ethics and
                              Officer       2006 to       Compliance Department, MetLife,
                                            present       Inc.; from October 2002 to
                                                          March 2006, Assistant Vice
                                                          President; from November 2005
                                                          to August 2006, Interim Chief
                                                          Compliance Officer, Met
                                                          Investors Series Trust; since
                                                          April 2007, Chief Compliance
                                                          Officer, Metropolitan Series
                                                          Funds; from August 2006 to
                                                          April 2007, Interim Chief
                                                          Compliance Officer,
                                                          Metropolitan Series Funds;
                                                          since August 2006, Chief
                                                          Compliance Officer, Met
                                                          Investors Advisory, LLC and
                                                          MetLife Advisers, LLC; since
                                                          November 2006, Chief Compliance
                                                          Officer, MetLife Investment
                                                          Advisors Company, LLC.

Francine Hayes                Assistant     From          Since 2004, Vice President and
State Street Bank and Trust   Secretary     November      Counsel, State Street Bank and
Company                                     2008 to       Trust Company; from 2001 to
One Lincoln Street                          present       2004, Assistant Vice President
Boston, Massachusetts 02111                               and Counsel, State Street Bank
(47)                                                      and Trust Company.

William C. Cox                Assistant     From          Since 1997, Vice President and
State Street Bank and Trust   Treasurer     November      Senior Director, Fund
Company                                     2004 to       Administration Division, State
One Lincoln Street                          present       Street Bank and Trust Company.
Boston, Massachusetts
02111
(42)
----------------------
+  The Fund Complex includes the Trust (50 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).
*  Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.

     Committees of the Board

     The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.

     The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2008.

     The Trust has two Investment Performance Committees consisting of all the Disinterested Trustees. Each Investment Performance Committee reviews investment performance matters relating to a particular group of Portfolios and the Advisers to those Portfolios. Each Investment Performance Committee was organized as a separate committee in February, 2009.

     The Trust has a Valuation Committee currently consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen,
Jeffrey Bernier, Kristi Slavin and Peter Duffy and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen, Mr. Bernier, Ms. Slavin or Mr. Duffy from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held thirty-six meetings during the fiscal year ended December 31, 2008.

     Compensation of the Trustees

     Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $105,000 ($26,250 per quarter) plus (i) an additional fee of $10,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $10,000 for each special meeting attended in person, and (iii) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee, the Chair of the Nominating and Compensation Committee, and the Chair of each Investment Performance Committee each receive a supplemental annual retainer of $25,000, $15,000, $15,000 and $15,000 respectively.

     As of December 31, 2008, a deferred compensation arrangement for the benefit of the Disinterested Trustees has been adopted by the Trust. Under the deferred compensation arrangement, each Disinterested Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age.

     The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2008.

-------------------------------------- ------------------- --------------------
                                                                   Total
                                                                   Compensation
                                                                   From Fund
                                               Aggregate           Complex+
                                               Compensation        Paid
Trustee                                        from Trust          to Trustee

Interested Trustee

Elizabeth M. Forget                            None                None

Disinterested Trustees

Stephen M. Alderman                            $172,750            $172,750
Jack R. Borsting                               $141,500            $141,500
Daniel A. Doyle                                $145,250            $145,250
Dawn M. Vroegop                                $154,000            $154,000
Robert Boulware                                $120,313            $120,313
Susan C. Gause                                 $120,313            $120,313
Ted A. Myers*                                  $ 21,187            $ 21,187
---------------------------------------- ------------------- ------------------
   * Mr. Myers resigned from the Board in February 2008.
----------------------


     + The Fund Complex includes the Trust (50 portfolios) and Metropolitan Series Fund, Inc. (36 portfolios).


Indemnification of Trustees and Officers

     The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees' and Officers' Share Ownership

     As of December 31, 2008, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Policies and Procedures


     Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.


     The Manager votes proxies relating to shares of an Underlying Portfolio held by an Allocation Portfolio in the same proportion as the vote of the other Contract owners of the Underlying Portfolio with respect to a particular proposal.

Proxy Voting Records

     The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

     The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

     Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

     In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

    o        Abel/Noser Corp.                                  o        Morningstar Associates, LLC
    o        Bank of New York                                  o        MarkIt Group Limited
    o        Barclays Capital Point                            o        Ness USA
    o        BARRA TotalRisk System                            o        OMGEO Oasys
    o        Bloomberg L.P.                                    o        Plexus Plan Sponsor Group, Inc.
    o        Cambridge Associates                              o        PricewaterhouseCoopers LLP
    o        Canterbury Consulting                             o        ProxyEdge from Broadridge Financial
                                                                        Solutions, Inc.
    o        Charles River Systems, Inc.                       o        Reuters America, LLC
    o        Deloitte & Touche LLP                             o        RiskMetrics Group
    o        DST International plc                             o        RogersCasey (Equest)
    o        Eagle Investment Systems Corp.                    o        RR Donnelley
    o        Egan Jones                                        o        SS&C Technologies, Inc
    o        Electra Information Systems, Inc.                 o        Salomon Analytics, Inc.
    o        eVestment Alliance                                o        State Street Bank and Trust Company
    o        FactSet Research Systems, Inc.                    o        StarCompliance, Inc.
    o        F T Interactive Data Corporation                  o        Stradley Ronon Stevens & Young, LLP
    o        Glass, Lewis & Co., LLC                           o        Sullivan & Worcester LLP
    o        Informa Investment Services (Efron)               o        SunHard/Protogent (f/k/a Dataware)
    o        Institutional Shareholder Services Inc.           o        S&P
    o        ITG, Inc.                                         o        Thomson/Baseline
    o        Lipper, Inc.                                      o        Thomson Information Services Incorporated
    o        MacGregor/ITG                                     o        Wilshire Analytics/Axiom
    o        Marco Consulting                                  o        YieldBook
    o        Mercer

     The Trust's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

     Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.


                    INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager

     The Trust is managed by MetLife Advisers, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

     With respect to the Portfolios, the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

     Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

     As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

-------------------------------------- ----------------------------------------
      Portfolio                                                  Fee
-------------------------------------- ----------------------------------------
 Met/AIM Capital Appreciation           0.80% of the first $100 million of such
                                        assets plus 0.75% of such assets over
                                        $100 million up to $200 million plus
                                        0.70% of such assets over $200 million
                                        up to $1 billion plus 0.65% of such
                                        assets over $1 billion
------------------------------------- -----------------------------------------
 Legg Mason Partners Managed Assets     0.50%
------------------------------------- -----------------------------------------

     See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

     In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

     The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

     The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006 or October 31, 2006, as noted.


-----------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/08
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                        Paid              Waived
Met/AIM Capital Appreciation               $1,316,411             $---               $---             $---
Legg Mason Partners Managed                $1,011,468              ---                ---              ---
   Assets

------------------------------------------ ------------------ ------------------ ---------------- ---------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                           12/31/07
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                        Paid              Waived
Met/AIM Capital Appreciation               $1,751,789               $---               $---             $---
Legg Mason Partners Managed                1,293,568                 ---                ---              ---
   Assets



                                                                           12/31/06
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
                Portfolio                        Paid              Waived
Legg Mason Partners Managed                  1,348,879               ---               ---                ---
   Assets



                                                                           10/31/06
Met/AIM Capital Appreciation (1)              $1,760,214            $---              $---                $---
------------------------------------------ ------------------ ------------------ ---------------- ---------------------

----------------------
(1) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $251,836, $0, $0, $0, respectively.



     The Advisers

     Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

     Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

     Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


      Following are the Advisers to the Portfolios.

      ------------------------------------------------------ ---------------------------------------------------
                            Portfolio                                            Adviser(s)
      ------------------------------------------------------ ---------------------------------------------------
      Met/AIM Capital Appreciation                           Invesco Aim Capital Management, Inc.
      ------------------------------------------------------ ---------------------------------------------------
      ------------------------------------------------------ ---------------------------------------------------
      Legg Mason Partners Managed Assets                     Batterymarch Financial Management, Inc.
                                                             Western Asset Management Company
                                                             ClearBridge Advisors, LLC
                                                             Legg Mason Global Asset Allocation, LLC
      ------------------------------------------------------ ---------------------------------------------------

     The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006 or October 31, 2006 as noted.

---------------------------------------------- ---------------- ----------------- ----------------
                  Portfolio                       12/31/08          12/31/07         12/31/06
Met/AIM Capital Appreciation                      $598,272          $801,315           $N/A

Legg Mason Partners Managed                       $557,916          717,405           753,708
   Assets
                                                                                     10/31/06
Met/AIM Capital Appreciation                                                          824,884

---------------------------------------------- ---------------- ----------------- ----------------

     Portfolio Management

     Appendix C to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

     The Administrator

     Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

     The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2009and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2008, December 31, 2007, and December 31, 2006, an aggregate of $2,550,137, $2,506,645 and $3,424,737, respectively, was paid to the Administrator.

     Effective May 1, 2006, the Met/AIM Capital Appreciation and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios and certain other portfolios, including those that no longer exist, paid administration fees in the aggregate amount of $336,527 for the period January 1, 2006 through April 30, 2006.

     The Distributor

     With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

     The Trust's distribution agreements with respect to the Class A and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

     The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

     Pursuant to the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class E shares.

     The Class E Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class E shares in respect to activities primarily intended to result in the sale of Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class E Distribution Plan are limited to payments at an annual rate equal to 0.15% of average daily net assets of a Portfolio attributable to its Class E shares. Under the terms of the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class E shares for such entities' fees or expenses incurred or paid in that regard.

     The Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class E Distribution Plan and in connection with their annual consideration of the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class E shares.

     A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

     The Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class E shares in connection with the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class E shares of the Portfolio or by vote of a majority of the Disinterested Trustees. The Class E Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% with respect to Class E of average daily net assets annually) that may be spent for distribution of Class E shares of any Portfolio without the approval of Class E shareholders of that Portfolio.

     The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

     The table below shows the amount paid by the Portfolio to the Distributor pursuant to the Class E Distribution Plan for the year ended December 31, 2008:

------------------------------------- -----------------------------------------
           Portfolio                  Total Distribution Fee Paid to Distributor
Met/AIM Capital Appreciation                           $23,526

------------------------------------- -----------------------------------------

     The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class E shares.

     Code of Ethics

     The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.



     Custodian

     State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

     Transfer Agent

     Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

     Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

     Independent Registered Public Accounting Firm

     Deloitte  &  Touche   LLP,   located  at  200   Berkeley   Street,   Boston
Massachusetts, serves as the Trust's independent registered public accounting firm.

                            REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                             NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if the last traded price is higher) or the last ask price (if the last traded price is lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

     In the case of any  securities  which  are not  actively  traded,  reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

     Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

     The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.





                           FEDERAL INCOME TAXES


     Each Portfolio, including each Underlying Portfolio, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

     In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership ("Income Requirement"); and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed ("Distribution Requirement"), but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the Distribution Requirement in each taxable year.

     The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

     The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

     Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Underlying Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. The Portfolios are and will be so owned. Thus, so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

     The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio or for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

     In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

     Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's Adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

     A Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year
(1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     A Portfolio may invest in certain futures and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be subject to Section 1256 of the Code ("Section 1256 contracts). Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain) and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (i.e., a straddle, which it clearly identifies in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

     Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Portfolio's losses from such foreign currency transactions exceed its other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

     Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

     When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's tax basis.

     A Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") must include in its gross income the OID that accrues on those securities during the taxable year. Similarly, a Portfolio that invests in PIK securities generally must include in its gross income securities it receives as "interest" on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



              ORGANIZATION AND CAPITALIZATION OF THE TRUST

     The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 52 series, 50 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

     The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Prospectus for each Portfolio describes the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     Class A, Class B, Class C and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

     The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2008, MetLife owned substantially all of the Trust's outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

     As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2008, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

     The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

     The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

     Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                             FINANCIAL STATEMENTS

     The financial statements of the Met/AIM Capital Appreciation and Legg Mason Partners Managed Assets Portfolios for the year ended December 31, 2008, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information.

                                  APPENDIX A
                              Securities Ratings

Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

     "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

     "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

     Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                APPENDIX B

                  Proxy Voting Policies and Procedures

                               INVESCO PERPETUAL

                        POLICY ON CORPORATE GOVERNANCE

1. INTRODUCTION

   INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2. RESPONSIBLE VOTING

   IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

   IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

   One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix i--Voting on non-UK/European shares)

   IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

      i) To protect the rights of its clients

      ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

      iii) To protect the long-term value of its clients' investments.

   It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

   IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

   Note: Share Blocking

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3. VOTING PROCEDURES

   IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

   IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

   IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.

4. DIALOGUE WITH COMPANIES

   IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

   Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

    .  Nomination and audit committees

    .  Remuneration committee and directors' remuneration

    .  Board balance and structure

    .  Financial reporting principles

    .  Internal control system and annual review of its effectiveness

    .  Dividend and Capital Management policies

5. NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

   These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

   Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

      i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

      ii) What other companies have done in response to the issue

      iii) Whether implementation would achieve the objectives sought in the proposal

      iv) Whether the matter is best left to the Board's discretion.

6. EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

   IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7. DISCLOSURE

   On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that

      (i) in IP's discretion, to do so does not conflict with the best interests of other clients and

      (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

      (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note:The record of votes will reflect the voting instruction of the relevant
     Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                  APPENDIX I

                       VOTING ON NON-UK/EUROPEAN SHARES

   When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

    - the likely impact of voting on management activity, versus the cost to the client

    - the portfolio management restrictions (e.g. share blocking) that may result from voting

    -  the preferences, where expressed, of clients

   Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

SHARE BLOCKING

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

AIM INVESTMENTS PROXY VOTING GUIDELINES
(Effective as of February 22, 2007)

   The following Proxy Voting Guidelines are applicable to all funds managed by AIM Advisors, Inc. ("AIM")./1/

INTRODUCTION

OUR BELIEF

   AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

   In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.

   Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

   The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

   The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.

   Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES

I. ACCOUNTABILITY

   Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

   The following are specific voting issues that illustrate how AIM applies this principle of accountability.

    . ELECTIONS OF DIRECTORS. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

       Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.

    . DIRECTOR PERFORMANCE. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

    . AUDITORS AND AUDIT COMMITTEE MEMBERS. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

    . MAJORITY STANDARD IN DIRECTOR ELECTIONS. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

    . CLASSIFIED BOARDS. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

    . SUPERMAJORITY VOTING REQUIREMENTS. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

    . RESPONSIVENESS. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

    . CUMULATIVE VOTING. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

    . SHAREHOLDER ACCESS. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. INCENTIVES

   AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.

   Following are specific voting issues that illustrate how AIM evaluates incentive plans.

    . EXECUTIVE COMPENSATION. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

    . EQUITY-BASED COMPENSATION PLANS. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

    . EMPLOYEE STOCK-PURCHASE PLANS. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

    . SEVERANCE AGREEMENTS. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION

   Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

   Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. ANTI-TAKEOVER MEASURES

   Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

   AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

   The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

   Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

   These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.

EXCEPTIONS

   In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

   One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

   Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

   An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

   AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

   A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.

   AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

   If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

   Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.

   On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.

   PERSONAL CONFLICTS OF INTEREST. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

   FUNDS OF FUNDS. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

   A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, WWW.AIMINVESTMENTS.COM. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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FOOTNOTES

1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.

To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click HERE (hyperlink to AIM Funds Management Inc.'s proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click HERE (hyperlink to INVESCO Asset Management Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click HERE (hyperlink to INVESCO Asset Management (Japan) Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click HERE (hyperlink to INVESCO Hong Kong Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE INCOME FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V.I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click HERE (hyperlink to INVESCO Institutional (N.A.), Inc.'s proxy policy).

                         PROXY POLICIES AND PROCEDURES
                         (AS AMENDED OCTOBER 1, 2005)

A. PROXY POLICIES

   Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

   I. BOARDS OF DIRECTORS

   A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

   There are some actions by directors that should result in votes being withheld. These instances include directors who:

    . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

    . Attend less than 75 percent of the board and committee meetings without a valid excuse;

    .  It is not clear that the director will be able to fulfill his function;

    .  Implement or renew a dead-hand or modified dead-hand poison pill;

    . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

    . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

    . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

   Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Portfolio manager's assessment;

    .  Qualifications of director nominees (both slates);

    . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

    .  Background to the proxy contest.

                                                                      EXHIBIT A


   II. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

    .  It is not clear that the auditors will be able to fulfill their function;

    . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

    . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

   III. COMPENSATION PROGRAMS

   Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

    . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

    . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

    . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

    . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

    . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

   IV. CORPORATE MATTERS

   We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

    . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

    . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                                                                      EXHIBIT A


    . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

    . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

   V. SHAREHOLDER PROPOSALS

   Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

    . We will generally abstain from shareholder social and environmental proposals.

    . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

    . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

    . We will generally vote for proposals to lower barriers to shareholder action.

    . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

   VI. OTHER

    . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

    . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

    . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

   AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

   The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

   The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

                                                                      EXHIBIT A


   AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

   In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

    1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

    2. AIM will not publicly announce its voting intentions and the reasons therefore.

    3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

    4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

   If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

   If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

   The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm
AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

                                                                      EXHIBIT A


   If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

   If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

   When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

   If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

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                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

   Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

   Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

   Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

   Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

   Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

   Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

   Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

   Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

   If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

   If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

   If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

   Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

   In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

   Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.

   ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

   ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

   Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

   A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

   Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc.
Attention: Compliance Department
John Hancock Tower
200 Clarendon Street, 49/th/ Floor
Boston, Massachusetts 02116
USA

By telephone

(617) 266-8300

                                  PROXY VOTING

   The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

PROCEDURES

Oversight of Principles and Procedures

   The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

   The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

   The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm's proxy votes, as well as to maintain proxy voting receipts and records (the "Proxy Administration Vendor"). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm's Proxy Administration Vendor.

COMPLIANCE REVIEW

   A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm's clients.

IDENTIFYING CONFLICTS

   In identifying conflicts of interest, a Compliance Officer will review the following issues:

      (i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

      (ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

      (iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

ASSESSING MATERIALITY

   If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

      (i) The Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

      (ii) After the determination is made, the following procedures will apply:

          (a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

          (b) If the final determination is that the conflict is material, the following procedures will apply:

             (1) If the Firm's Proxy Voting Guidelines ("Guidelines"), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

             (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

NOTIFICATION TO CLIENTS

   To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

PROXY OFFICER DUTIES

   The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.

PROXY ADMINISTRATION OFFICER DUTIES

   The Proxy Administration Officer will:

      (i) Provide custodians with instructions to forward proxies to the Firm's Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

          a) Other Discrepancies Noted

          If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

             1) Manual Voting

             If the Firm's Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

      (iii) Use best efforts to obtain missing proxies from custodian;

      (iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company's shares are no longer held by Firm clients as of the meeting date;

      (v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

      (vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor's software, online or via facsimile , and;

      (vii) Obtain evidence of receipt and maintain records of all proxies voted.

                                   SCHEDULE 3

                             PROXY VOTING GUIDELINES

   The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1) Obligations of the Board of Directors 2) Compensation of management and the Board of Directors 3) Take-over protections 4) Shareholders' rights

PROXY ISSUE                                                                                FIRM GUIDELINE
- -----------                                                                                --------------
BOARD OF DIRECTORS
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors, independent of management..............................................................................
For NOMINATING PROCESS: independent nominating committee seeking qualified candidates,
  continually assessing directors and proposing new nominees..............................      For
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than 15 members...      For
CUMULATIVE VOTING FOR DIRECTORS...........................................................      For
STAGGERED BOARDS..........................................................................    Against
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)...................................  Case-by-Case
COMPENSATION REVIEW PROCESS: compensation committee comprised of outside, unrelated
  directors to ensure shareholder value while rewarding good performance..................      For
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and provide indemnification.........................................................................
For AUDIT
PROCESS.............................................................................
For BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or governance
  committee consisting entirely of independent directors..................................      For
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities amts should be
  approved by a board of independent directors and reported in proxy......................      For
FIXED RETIREMENT POLICY FOR DIRECTORS.....................................................  Case-by-Case
OWNERSHIP REQUIREMENT: all Directors have direct and material cash investment in common
  shares of Company.......................................................................      For
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory committees, requirement
  that candidates be nominated by shareholders, attendance at meetings)...................      For
ANNUAL REVIEW OF BOARD/CEO BY BOARD.......................................................      For
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)..................................      For
VOTES FOR SPECIFIC DIRECTORS..............................................................  Case-by-Case

MANAGEMENT AND DIRECTOR COMPENSATION
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:............................................  Case-by-Case
FORM OF VEHICLE: grants of stock options, stock appreciation rights, phantom shares and restricted stock........................................................................  Case-by-Case

                                   -CONTINUED-

PROXY ISSUE                                                                             FIRM GUIDELINE
- -----------                                                                     ------------------------------
PRICE..........................................................................
                                                                                Against
                                                                                plans
                                                                                whose
                                                                                underlying
                                                                                securities
                                                                                are
                                                                                to
                                                                                be
                                                                                issued
                                                                                at
                                                                                less
                                                                                than
                                                                                100%
                                                                                of
                                                                                the
                                                                                current
                                                                                market
                                                                                value
RE-PRICING: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the
  market.......................................................................            Against
EXPIRY: plan whose options have a life of more than ten years..................          Case-by-Case
EXPIRY: "evergreen" stock option plans.........................................            Against
DILUTION:...................................................................... Case-by-Case--taking into account value creation,
                                                                                commitment to shareholder-
                                                                                friendly policies, etc.
VESTING: stock option plans that are 100% vested when granted..................            Against
PERFORMANCE VESTING: link granting of options, or vesting of options
  previously granted, to specific performance targets..........................              For
CONCENTRATION: authorization to allocate 20% or more of the available options
  to any one individual in any one year........................................            Against
DIRECTOR ELIGIBILITY: stock option plans for directors if terms and conditions
  are clearly defined and reasonable...........................................          Case-by-Case
CHANGE IN CONTROL: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders
  would receive for their shares...............................................            Against
CHANGE IN CONTROL: change in control arrangements developed during a take-
  over fight specifically to entrench or benefit management....................            Against
CHANGE IN CONTROL: granting options or bonuses to outside directors in event
  of a change in control.......................................................            Against
BOARD DISCRETION: plans to give Board broad discretion in setting terms and
  conditions of programs.......................................................            Against
EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for stock
  or options...................................................................            Against
Director Compensation: % of directors' compensation in form of common
  shares.......................................................................              For
GOLDEN PARACHUTES..............................................................          Case-by-Case
EXPENSE STOCK OPTIONS..........................................................              For
SEVERANCE PACKAGES: must receive shareholder approval..........................              For
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS.......................            Against
RELOAD OPTIONS.................................................................            Against
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES.............................            Against
EMPLOYEE STOCK PURCHASE PLANS..................................................          Case-by-Case

TAKEOVER PROTECTIONS
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to
  consider alternatives to a bid...............................................            Against
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE
  TRANSACTIONS.................................................................          Case-by-Case
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to prevent
  competing bids in a takeover situation.......................................            Against
CROWN JEWEL DEFENSES...........................................................            Against
PAYMENT OF GREENMAIL...........................................................            Against

                                   -CONTINUED-

PROXY ISSUE                                                                      FIRM GUIDELINE
- -----------                                                                 -------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS: provisions
  that seek to limit the discretion of a future board to redeem the plan...          Against
CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take
  advantage of protective statutes (anti-takeover).........................          Against
POISON PILLS: receive shareholder ratification.............................            For
REDEMPTION/RATIFICATION OF POISON PILL.....................................            For

SHAREHOLDERS' RIGHTS
CONFIDENTIAL VOTING BY SHAREHOLDERS........................................            For
DUAL-CLASS SHARE STRUCTURES................................................          Against
LINKED PROPOSALS: with the objective of making one element of a proposal
  more acceptable..........................................................          Against
BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank
  check preferred shares...................................................          Against
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the
  outstanding shares.......................................................          Against
INCREASE IN AUTHORIZED SHARES: provided the amount requested is necessary
  for sound business reasons...............................................            For
SHAREHOLDER PROPOSALS......................................................       Case-by-Case
STAKEHOLDER PROPOSALS......................................................       Case-by-Case
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE
  DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
  APPROVAL.................................................................          Against
"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from
  particular shareholder at higher-than-market prices......................            For
PREEMPTIVE RIGHTS..........................................................            For
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR
  SHAREHOLDER APPROVAL (including "anti-takeover" measures)................            For
ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT................................            For
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS................................            For
SOCIAL AND ENVIRONMENTAL ISSUES............................................ As recommended by Company
                                                                                   Management
REIMBURSING PROXY SOLICITATION EXPENSES....................................       Case-by-Case




[LOGO]
WESTERN ASSET

PROCEDURE:            PROXY VOTING
- ----------            ----------------------------------------------------------------------
DEPARTMENTS IMPACTED: Investment Management, Compliance, Investment Support, Client Services
REFERENCES:           WA Compliance Manual--Section R--Proxy Voting
                      WAML Compliance Manual--Section 4.11--Proxy Voting
                      Investment Advisers Act Rule 206(4)-6 and Rule 204-2 ERISA
                      DOL Bulletin 94-2 C.F.R. 2509.94-2
EFFECTIVE:            August 1, 2003

                                   BACKGROUND

   Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

   In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                     POLICY

   Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                   PROCEDURES

Responsibility and Oversight

   The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

   Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.


Proxy Gathering

   Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

   Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

       a. Proxies are reviewed to determine accounts impacted.

       b. Impacted accounts are checked to confirm Western Asset voting authority.

       c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

       d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

       e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

       f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

   Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

   Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

       a. A copy of Western Asset's policies and procedures.

       b. Copies of proxy statements received regarding client securities.

       c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

       d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

       e. A proxy log including:

           1. Issuer name;

           2. Exchange ticker symbol of the issuer's shares to be voted;

           3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

           4. A brief identification of the matter voted on;

           5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

           6. Whether a vote was cast on the matter;

           7. A record of how the vote was cast; and

           8. Whether the vote was cast for or against the recommendation of the issuer's management team.

   Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

   Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

   All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

       1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

       2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

       3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                               VOTING GUIDELINES

   Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

   Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

   The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

    1. Matters relating to the Board of Directors

   Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

    2. Matters relating to Executive Compensation

   Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

       a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

       b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

       c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

       d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

    3. Matters relating to Capitalization

   The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

       a. Western Asset votes for proposals relating to the authorization of additional common stock.

       b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

       c. Western Asset votes for proposals authorizing share repurchase programs.

    4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

   Western Asset votes these issues on a case-by-case basis on board-approved transactions.

    5. Matters relating to Anti-Takeover Measures

   Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

       a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

       b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

    6. Other Business Matters

   Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

       a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

       b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

   SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

    1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

    2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

    3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

   Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

    1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

    2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

   In the event Western Asset is required to vote on securities held in foreign issuers--i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

    1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

    2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

    3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

    4. Western Asset votes on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                             CLEARBRIDGE ADVISORS
                     PROXY VOTING POLICIES AND PROCEDURES

                   AMENDED AND RESTATED AS OF JUNE 26, 2007

        I.    TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES 2
        II.   GENERAL GUIDELINES                                    2
        III.  HOW CLEARBRIDGE VOTES                                 2
        IV.   CONFLICTS OF INTEREST                                 2
        V.    VOTING POLICY                                         4

              (1) ELECTION OF DIRECTORS                             5
              (2) PROXY CONTESTS                                    6
              (3) AUDITORS                                          6
              (4) PROXY CONTEST DEFENSES                            7
              (5) TENDER OFFER DEFENSES                             8
              (6) MISCELLANEOUS GOVERNANCE PROVISIONS               9
              (7) CAPITAL STRUCTURE                                 10
              (8) EXECUTIVE AND DIRECTOR COMPENSATION               11
              (9) STATE OF INCORPORATION                            13
              (10) MERGERS AND CORPORATE RESTRUCTURING              14
              (11) SOCIAL AND ENVIRONMENTAL ISSUES                  14
              (12) MISCELLANEOUS                                    15

        VI.   OTHER CONSIDERATIONS                                  16

              (1) SHARE BLOCKING                                    16
              (2) SECURITIES ON LOAN                                16

        VII.  DISCLOSURE OF PROXY VOTING                            17
        VIII. RECORDKEEPING AND OVERSIGHT                           17

                           CLEARBRIDGE ADVISORS'/1/
                     PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

   ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

   In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

   Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

   For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, E.G., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

   ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

   In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

    (1) Procedures for Identifying Conflicts of Interest

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/1/ These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge")

     ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

     B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section
     IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (E.G., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section
     IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

     D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) Because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

    (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

     D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

        i. disclosing the conflict to clients and obtaining their consent before voting;

        ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

        iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

        iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

   A written record of the method used to resolve a material conflict of interest shall be maintained.

    (3) Third Party Proxy Voting Firm--Conflicts of Interests

     With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

   These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (E.G., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

- --------
* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

    (1) Election of Directors

      A. Voting on Director Nominees in Uncontested Elections.

        1. We withhold our vote from a director nominee who:

          (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

          (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

          (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

          (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

          (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

        2. We vote for all other director nominees.

      B. Chairman and CEO is the Same Person.

        1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

       .  Designation of a lead director

       .  Majority of independent directors (supermajority)

       .  All independent key committees

       .  Size of the company (based on market capitalization)

       .  Established governance guidelines

       .  Company performance

      C. Majority of Independent Directors

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

      F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) if only the director's legal expenses would be covered.

      G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

    (2) Proxy Contests

      A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

      B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

    (3) Auditors

      A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

      B. Financial Statements and Director and Auditor Reports

        1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

      C. Remuneration of Auditors

        1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

      D. Indemnification of Auditors

        1. We vote against proposals to indemnify auditors.

    (4) Proxy Contest Defenses

      A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

      B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed ONLY for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

      C. Cumulative Voting

        1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

        2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

        3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

      D. Majority Voting

        1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

      E. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      F. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

      G. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      H. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      I. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

      J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

        We review on a case-by-case basis all proposals seeking amendments to the articles of association.

        We vote for article amendments if:

           .  shareholder rights are protected;

           .  there is negligible or positive impact on shareholder value;

           .  management provides adequate reasons for the amendments; and

           .  the company is required to do so by law (if applicable).

    (5) Tender Offer Defenses

      A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision--poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

      B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

      E. Supermajority Shareholder Vote Requirement to Amend the Charter or
   Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

    (6) Miscellaneous Governance Provisions

      A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph
     A.1 above.

      B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

      D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

      E. Other Business

        We vote for proposals that seek to bring forth other business matters.

      F. Adjourn Meeting

        We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G. Lack of Information

        We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

    (7) Capital Structure

      A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

      B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

      C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

      E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

      F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

      G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

      H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           . It is intended for financing purposes with minimal or no dilution to current shareholders

           . It is not designed to preserve the voting power of an insider or significant shareholder

      J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      K. Debt Issuance Requests

        When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

        We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

        We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

      L. Financing Plans

        We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

    (8) Executive and Director Compensation

   In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

      A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

          a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

          a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

      B. Expensing of Options

        We vote for proposals to expense stock options on financial statements.

      C. Index Stock Options

        We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

      D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

        We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

       .  Compensation committee comprised of independent outside directors

       .  Maximum award limits

       .  Repricing without shareholder approval prohibited

      E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

      F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

      G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

      H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

      I. Directors Retirement Plans

        1. We vote against retirement plans for non-employee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

      J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           .  Historic trading patterns

           .  Rationale for the repricing

           .  Value-for-value exchange

           .  Option vesting

           .  Term of the option

           .  Exercise price

           .  Participation

      K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

    (9) State/Country of Incorporation

      A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freeze-out provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

      B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

      C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cash-out statutes.

    (10) Mergers and Corporate Restructuring

      A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

      B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

      C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

      H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

      I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

    (11) Social and Environmental Issues

      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

      B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

    (12) Miscellaneous

      A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

      B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

      C. Routine Agenda Items

        In some markets, shareholders are routinely asked to approve:

           .  the opening of the shareholder meeting

           . that the meeting has been convened under local regulatory requirements

           .  the presence of a quorum

           .  the agenda for the shareholder meeting

           .  the election of the chair of the meeting regulatory filings

           .  the allowance of questions

           .  the publication of minutes

           .  the closing of the shareholder meeting

        We generally vote for these and similar routine management proposals.

      D. Allocation of Income and Dividends

        We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

      E. Stock (Scrip) Dividend Alternatives

        1. We vote for most stock (scrip) dividend proposals.

        2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

    (13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section
  V. (1) through (12).

   The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

   In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) SHARE BLOCKING

   Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) SECURITIES ON LOAN

   Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (E.G., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

   ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company. Do we still want to do this absent preapproval from legal/compliance?

   If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

   ClearBridge shall maintain the following records relating to proxy voting:

    -  a copy of these policies and procedures;

    -  a copy of each proxy form (as voted);

    - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

    - documentation relating to the identification and resolution of conflicts of interest;

    - any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

    - a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

   Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

   To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

   In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                  APPENDIX A

                                  MEMORANDUM

         TO:   All ClearBridge Employees
         FROM: Legal and Compliance
         DATE:
         RE:   Updated ClearBridge Proxy Voting Policies and Procedures
               Conflicts of Interest with respect to Proxy Voting

- -----------------------------------------------------------------------------

   ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of (DATE). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

   The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

   While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships/1/ which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

   A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote/2/. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

   As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted/3/. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

   The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.


- --------
/1,2/As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.
/3/ Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                  APPENDIX B

                            PROXY COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman

LEGAL REPRESENTATIVES

Leonard Larrabee
Michael Scanlon

COMPLIANCE REPRESENTATIVES

Barbara Manning
Brian Murphy

OPERATIONS

Denise Corsetti
Tammie Kim

   At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

                               APPENDIX C

                      Portfolio Manager Disclosure




   The Advisers have provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2007 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2007. Other than as set forth below, as of December 31, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

MET/AIM CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Ryan A. Amermann(1)... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

   Robert J. Lloyd....... Registered Investment      6      $11,297,182,661      0               N/A
                          Companies
                          Other Pooled               1        $45,583,320        0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

- --------
(1)Mr. Amermann began serving as portfolio manager on Met/AIM Capital Appreciation Portfolio on February 4, 2008. Information for Mr. Amermann has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Ryan A. Amermann.  X

Robert J. Lloyd..
                   X


LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--BATTERYMARCH FINANCIAL
MANAGEMENT, INC.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Yu-Nien (Charles) Ko,    Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--CLEARBRIDGE ADVISORS, LLC

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
       Peter Luke........ Registered Investment      1       $0.07 Billion       0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             1       $0.28 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Peter Luke....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--WESTERN ASSET MANAGEMENT CO.

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH
                                                                             THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          -------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ---------------- -----------    ---------------
   S. Kenneth Leech...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Stephen A. Walsh...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Carl L. Eichstaedt.... Registered Investment     12       $3,777,602,394      0                N/A
                          Companies
                          Other Pooled              6        $1,841,238,845      0                N/A
                          Investment Vehicles
                          Other Accounts            98      $20,235,499,347      3          $1,075,804,167

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Edward A. Moody...... Registered Investment     3        $821,445,674        0              N/A
                          Companies
                          Other Pooled              1         $64,451,154        0              N/A
                          Investment Vehicles
                          Other Accounts            88      $17,049,446,178      8         $3,137,049,788

    Mark S. Lindbloom.... Registered Investment     6       $2,731,229,151       0              N/A
                          Companies
                          Other Pooled              3        $242,076,056        0              N/A
                          Investment Vehicles
                          Other Accounts            32      $7,188,685,801       4         $1,302,805,250

- --------
* The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

MATERIAL CONFLICTS OF INTEREST

   Western has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio's trades.

   It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

   With respect to securities transactions for mutual funds, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western's team approach to portfolio management and block trading approach works to limit this potential risk.

   The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimums value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

   Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm's business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm's compliance monitoring program.

   The Firm may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, the Firm has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

COMPENSATION

   At Western, one compensation methodology covers all products and functional areas.

   The Firm's methodology assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

   Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

   In addition, employees are eligible for bonuses. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

    . Incentive compensation is based on individual performance, team performance and the performance of the company. Western's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

    . Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one's team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis. AUM bonuses are calculated according to the company's annual AUM growth.

    . Western offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by Western Asset and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western Asset. Discretionary Contributions made to the Plan will be placed in a special trust (known as a rabbi trust) that restricts management's use and of access to the money.

    . Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
S. Kenneth Leech....  X
Stephen A. Walsh....  X
Carl L. Eichstaedt..  X
Edward A. Moody.....  X
Mark S. Lindbloom...  X

                           MET INVESTORS SERIES TRUST

                                     PART C

                                Other Information


Item 28. Exhibits


         All references are to the Registrant's registration statement on Form N-1A as filed with the SEC on October 23, 2000, File Nos. 333-48456 and 811-10183 (the "Registration Statement")



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Exhibit No.                  Description of Exhibits
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(a)(1)                       Agreement and Declaration of Trust is incorporated
                             by reference to Exhibit (a)(1) to the Registration
                             Statement.
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(a)(2)                       Certificate of Trust is incorporated by reference to
                             Exhibit (a)(2) to the Registration Statement.
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(b)                          By-Laws are incorporated by reference to Exhibit (b)
                             to the Registration Statement.
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(c)                          None other than Exhibit 1.
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(d)(1)                       Management Agreement between Registrant and Met
                             Investors Advisory Corp. is filed herein.

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(d)(1)(i)                    Amendment No. 1 to Management Agreement is filed herein.


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(d)(1)(ii)                   Amendment No. 2 to Management Agreement is filed herein.


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(d)(1)(iii)                  Amendment No. 3 to Management Agreement is filed herein.

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(d)(1)(iv)                   Amendment No. 4 to Management Agreement is filed herein.


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(d)(1)(v)                    Amendment No. 5 to Management Agreement is filed herein.


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(d)(1)(vi)                   Amendment No. 6 to Management Agreement is filed herein.


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(d)(1)(vii)                  Amendment No. 7 to Management Agreement is filed herein.


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(d)(1)(viii)                 Amendment No. 8 to Management Agreement is filed herein.


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(d)(1)(ix)                   Amendment No. 9 to Management Agreement is filed herein.


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(d)(1)(x)                    Amendment No. 10 to Management Agreement is filed herein.


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(d)(1)(xi)                   Amendment No. 11 to Management Agreement is filed herein.


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(d)(1)(xii)                  Amendment No. 12 to Management Agreement is filed herein.


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(d)(1)(xiii)                 Amendment No. 13 to Management Agreement is filed herein.


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(d)(1)(xiv)                 Amendment No. 14 to Management Agreement is filed herein.


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(d)(1)(xv)                  Amendment No. 15 to Management Agreement is filed herein.


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(d)(1)(xvi)                 Amendment No. 16 to Management Agreement is filed herein.


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(d)(1)(xvii)                Amendment No. 17 to Management Agreement is filed herein.


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(d)(1)(xviii)               Amendment No. 18 to Management Agreement is filed herein.


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(d)(1)(xix)                 Amendment No. 19 to the Management Agreement is filed herein.


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(d)(1)(xx)                  Amendment No. 20 to the Management Agreement is filed herein.


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(d)(1)(xxi)                 Amendment No. 21 to the Management Agreement is filed herein.


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(d)(1)(xxii)                Amendment No. 22 to the Management Agreement is filed herein.


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(d)(1)(xxiii)              Amendment No. 23 to the Management Agreement is filed herein.


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(d)(1)(xxiv)               Amendment No. 24 to the Management Agreement is filed herein.


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(d)(1)(xxv)                Amendment No. 25 to the Management Agreement is filed herein.


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(d)(1)(xxvi)               Amendment No. 26 to the Management Agreement is filed herein.


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(d)(1)(xxvii)              Amendment No. 27 to the Management Agreement is filed herein.


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(d)(1)(xxviii)             Amendment No. 28 to the Management Agreement is filed herein.


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(d)(1)(xxix)               Amendment No. 29 to the Management Agreement is filed herein.


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(d)(1)(xxx)                Amendment No. 30 to Management Agreement is filed herein.


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(d)(1)(xxxi)               Amendment No. 31 to Management Agreement is filed herein.


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(d)(1)(xxxii)              Amendment No. 32 to Management Agreement is filed herein.


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(d)(1)(xxxiii)             Amendment No. 33 to Management Agreement is filed herein.


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(d)(3)(i)                  Deleted.
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(d)(4)                     Deleted.
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(d)(4)(i)                  Deleted.
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(d)(5)                     Deleted.
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(d)(5)(i)                  Deleted.
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(d)(6)                     Deleted.
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(d)(7)                     Investment Advisory Agreement between Lord, Abbett &
                           Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Bond Debenture Portfolio is filed herein.

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(d)(7)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is filed herein.

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(d)(7)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is filed herein.

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(d)(7)(iii) Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is filed herein.

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(d)(8)                     Investment Advisory Agreement between Lord, Abbett &
                           Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Mid-Cap Value Portfolio is filed herein.

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(d)(8)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is filed herein.

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(d)(8)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is filed herein.

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(d)(9)                     Deleted.
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(d)(10)                    Investment Advisory Agreement between Lord, Abbett &
                           Co. and Met Investors Advisory Corp. with respect to the Lord Abbett Growth and Income Portfolio is filed herein.

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(d)(10)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is filed herein.

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(d)(10)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Growth and Income Portfolio is filed herein.

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(d)(10)(iii)               Amendment No. 3 to Investment Advisory Agreement with
                           respect to Lord Abbett Growth and Income Portfolio is
                           filed herein.

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(d)(11)                    Deleted.
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(d)(12)                    Deleted.
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(d)(13)                    Deleted.
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(d)(14)                    Deleted.
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(d)(15)                    Deleted.

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(d)(16)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(17)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(17)(i)                 Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(17)(ii)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(18)                    Investment Advisory Agreement between Pacific Investment Management
                           Company LLC and Met Investors Advisory Corp. with respect to the PIMCO
                           Total Return Portfolio is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(18)(i) Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(18)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Total Return Fund is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(18)(iii)               Amendment No. 3 to Investment Advisory Agreement with respect to PIMCO
                           Total Return Fund is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(19)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(20)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(20)(i)                 Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(20)(ii)                Investment Advisory Agreement between RCM Capital Management LLC and

                           Met Investors Advisory, LLC with respect to RCM Global Technology

                           Portfolio (currently known as RCM Technology Portfolio) is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(20)(iii)               Amendment No. 1 to Investment Advisory Agreement with
                           respect to RCM Technology Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(21)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(22)                    Investment Advisory Agreement between Massachusetts
                           Financial Services Company and Met Investors Advisory
                           Corp. with respect to the MFS(R) Research
                           International Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(22)(i) Amendment No. 1 to Investment Advisory Agreement with respect to MFS(R) Research International Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(23)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(24)                    Investment Advisory Agreement between
                           OppenheimerFunds, Inc. and Met Investors Advisory
                           Corp. with respect to the Oppenheimer Capital
                           Appreciation Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(24)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(24)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(25)                    Investment Advisory Agreement between AIM Advisors,
                           Inc. and Met Investors Advisory Corp. with respect to the Met/AIM Small Cap Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(25)(i) Amendment No. 1 to Investment Advisory Agreement with respect to the Met/AIM Small Cap Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(25)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Met/AIM Small Cap Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(25)(iii)               Amendment No. 3 to Investment Advisory Agreement with
                           respect to the Met/AIM Small Cap Growth Portfolio is
                           filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(26)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(26)(i)                 Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(26)(ii)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(27)                    Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(28)                    Investment Advisory Agreement between EQSF Advisers, Inc. (currently known as Third Avenue Management LLC) and Met Investors Advisory, LLC
                           with respect to the Third Avenue Small Cap Value Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(28)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(28)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(29)                   Investment Advisory Agreement between Harris Associates L.P. and Met
                          Investors Advisory, LLC with respect to the Harris
                          Oakmark International Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(29)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(29)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(29)(iii)              Amendment No. 3 to Investment Advisory Agreement with respect to Harris
                          Oakmark International Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(30)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(30)(i)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(30)(ii)               Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(31)                   Investment Advisory Agreement between T. Rowe Price
                          Associates, Inc. and Met Investors Advisory, LLC with respect to T. Rowe Price Mid-Cap
                          Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(31)(i) Amendment No. 1 to Investment Advisory Agreement with respect to T. Rowe Price Mid-Cap Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(32)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(32)(i)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(33)                   Investment Advisory Agreement between Pacific
                          Investment Management Company LLC and Met Investors
                          Advisory, LLC with respect to PIMCO Inflation
                          Protected Bond Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(33)(i) Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(33)(ii) Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(34)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(34)(i)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(35)                   Investment Advisory Agreement between Turner
                          Investment Partners, Inc. and Met Investors Advisory,
                          LLC with respect to Turner Mid Cap Growth
                          Portfolio is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(35)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Turner Mid Cap Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(36)                   Investment Advisory Agreement between Goldman Sachs
                          Asset Management, L.P. and Met Investors Advisory, LLC with respect to Goldman Sachs Mid
                          Cap Value Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(36)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Goldman Sachs Mid Cap Value Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(37)                   Management Agreement between Registrant and Met
                          Investors Advisory, LLC with respect to MetLife
                          Defensive Strategy, MetLife Moderate Strategy, MetLife
                          Balanced Strategy, MetLife Growth Strategy and MetLife
                          Aggressive Strategy Portfolios is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(37)(i)                Amendment No. 1 to Management Agreement is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(37)(ii) Amendment No. 2 to Management Agreement with respect to Met/Franklin Templeton Founding Strategy Portfolio,
                          American Funds Balanced Allocation Portfolio, American
                          Funds Growth Allocation Portfolio and American Funds
                          Moderate Allocation Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(38)                   Investment Advisory Agreement between Morgan Stanley
                          Asset Management and Met Investors Advisory, LLC with
                          respect to the Van Kampen Comstock
                          Portfolio is filed herein.
                                        ============

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(38)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Van Kampen Comstock Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(39)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(39)(i)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(40)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(40)(i)                Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(41)                   Investment Advisory Agreement between Legg Mason
                          Capital Management, Inc. and Met Investors Advisory,
                          LLC with respect to the Legg Mason Value Equity
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(41)(i) Amendment No. 1 to Investment Advisory Agreement with respect to the Legg Mason Value Equity Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(42)                   Investment Advisory Agreement between AIM Capital Management, Inc. and
                          Met Investors Advisory LLC with respect to the Met/AIM Capital
                          Appreciation Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(43)                   Investment Advisory Agreement between Batterymarch
                          Financial Management, Inc. and Met Investors Advisory,
                          LLC with respect to the Batterymarch Growth and Income
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(44)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(45)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(46)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(47)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(48)                   Investment Advisory Agreement between Pioneer Investment Management,
                          Inc. and Met Investors Advisory, LLC with respect to
                          the Pioneer Fund Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(48)(i)                Amendment No. 1 with respect to Pioneer Fund is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(49)                   Investment Advisory Agreement between Pioneer
                          Investment Management, Inc. and Met Investors Advisory
                          LLC with respect to the Pioneer Strategic Income
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(49)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Pioneer Strategic Income Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(50)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(51)                   Investment Advisory Agreement between Dreman Value
                          Management LLC and Met Investors Advisory, LLC with
                          respect to the Dreman Small-Cap Value
                          Portfolio is filed herein.
                                        ============

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(51)(i) Amendment No. 1 to Investment Advisory Agreement with respect to Dreman Small-Cap Value Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(52)(a)                Investment Advisory Agreement between Western Asset Management Company and Met Investors Advisory, LLC with respect to the Legg Mason Partners
                          Managed Assets Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(52)(b)                Investment Advisory Agreement between Batterymarch
                          Financial Management, Inc. and Met Investors Advisory,
                          LLC with respect to the Legg Mason Partners Managed
                          Assets Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(52)(c)                Investment Advisory Agreement between CAM North
                          American LLC and Met Investors Advisory, LLC with respect to the Legg Mason Partners Managed Assets
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(52)(d)                Investment Advisory Agreement between Legg Mason
                          Global Asset Allocation, LLC and Met Investors
                          Advisory, LLC with respect to the Legg Mason Partners
                          Managed Assets Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(53)                   Investment Advisory Agreement between Massachusetts
                          Financial Services Company and Met Investors Advisory,
                          LLC with respect to the MFS(R) Emerging Markets Equity
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(54)                   Investment Advisory Agreement between Loomis, Sayles & Company, L.P.
                          and Met Investors Advisory, LLC with respect to the
                          Loomis Sayles Global Markets Portfolio is filed
                          herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(55)                   Investment Advisory Agreement between Janus Capital Management LLC and

                          Met Investors Advisory, LLC with respect to the Janus Capital
                          Appreciation Portfolio (currently known as Janus Forty Portfolio) is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(56)                   Investment Advisory Agreement between Lazard Asset
                          Management LLC and Met Investors Advisory, LLC with respect to the Lazard Mid-Cap Portfolio is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(57)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(58)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(59)                   Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(60)                   Investment Advisory Agreement between Morgan Stanley
                          Asset Management and Met Investors Advisory, LLC with respect to the Van Kampen Mid-Cap
                          Growth Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(61)                   Investment Advisory Agreement between CAM North
                          America, LLC (ClearBridge Advisors LLC) and Met
                          Investors Advisory, LLC with respect to the Legg Mason
                          Aggressive Growth Portfolio (currently known as Legg
                          Mason Partners Aggressive Growth Portfolio) is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(62)                   Investment Advisory Agreement between BlackRock
                          Financial Management, Inc. and Met Investors Advisory,
                          LLC with respect to the BlackRock High Yield Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(63)                   Investment Advisory Agreement between BlackRock Advisors, LLC and Met
                          Investors Advisory, LLC with respect to the BlackRock
                          Large-Cap Core Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(64)                   Investment Advisory Agreement between Rainier Investment Management,
                          Inc. and Met Investors Advisory LLC with respect to
                          the Rainier Large Cap Equity Portfolio is filed
                          herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(65)                   Investment Advisory Agreement between Franklin Mutual
                          Advisers, LLC and Met Investors Advisory, LLC with respect to the Met/Franklin Mutual
                          Shares Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(66)                   Investment Advisory Agreement between Templeton Global
                          Advisors Limited and Met Investors Advisory, LLC with respect to the Met/Templeton Growth
                          Portfolio is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(67)                   Investment Advisory Agreement between Franklin Advisers, Inc. and Met
                          Investors Advisory, LLC with respect to the
                          Met/Franklin Income Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(68)                   Investment Advisory Agreement between ING Clarion Real
                          Estate Securities L.P. and Met Investors Advisory, LLC with respect to the Clarion Global Real Estate
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(69)                   Investment Advisory Agreement between SSgA Funds
                          Management, Inc. and Met Investors Advisory, LLC with
                          respect to the SSgA Growth and Income ETF Portfolio is
                          filed herein.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(d)(70)                   Investment Advisory Agreement between SSgA Funds
                          Management, Inc. and Met Investors Advisory, LLC with
                          respect to the SSgA Growth ETF Portfolio is filed
                          herein.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(d)(71)                   Investment Advisory Agreement between Franklin
                          Advisers, Inc. and Met Investors Advisory, LLC with respect to the Met/Templeton International Bond
                          Portfolio is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(1)                    Participation Agreement is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(1)(i)                 Participation Agreement with respect to American Funds
                          Insurance Series is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(1)(ii)                Participation Agreement with respect to American Funds
                          Insurance Series is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2) Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors
                          Distribution Company with respect to
                          the Class A shares is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(i)                 Amendment No. 1 to Second Amended and Restated
                          Distribution Agreement with respect to the Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(ii)                Amendment No. 2 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(iii)               Amendment No. 3 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(iv)                Amendment No. 4 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(v)                 Amendment No. 5 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(vi)                Amendment No. 6 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(vii)               Amendment No. 7 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(viii)              Amendment No. 8 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares
                          is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(ix)                Amendment No. 9 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(x)                 Amendment No. 10 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(xi)                Amendment No. 11 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(xii)               Amendment No. 12 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(2)(xiii)              Amendment No. 13 to Second Amended and Restated
                          Distribution Agreement with respect to Class A shares
                          is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3) Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors
                          Distribution Company with respect to
                          the Class B shares is filed herein.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(i)                 Amendment No. 1 to Second Amended and Restated
                          Distribution Agreement with respect to the Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(ii)                Amendment No. 2 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(iii)               Amendment No. 3 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(iv)                Amendment No. 4 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(v)                 Amendment No. 5 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(vi)                Amendment No. 6 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(vii)               Amendment No. 7 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(viii)              Amendment No. 8 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares
                          is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(ix)                Amendment No. 9 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(x)                 Amendment No. 10 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(xi)                Amendment No. 11 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(xii)               Amendment No. 12 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(3)(xiii)              Amendment No. 13 to Second Amended and Restated
                          Distribution Agreement with respect to Class B shares
                          is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)                    Amended and Restated Distribution Agreement between the Registrant and
                          MetLife Investors Distribution Company with respect to
                          the Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(i)                 Amendment No. 1 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(ii)                Amendment No. 2 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(iii)               Amendment No. 3 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(iv)                Amendment No. 4 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(v)                 Amendment No. 5 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(vi)                Amendment No. 6 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(vii)               Amendment No. 7 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(viii)              Amendment No. 8 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed
                          herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(ix)                Amendment No. 9 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(x)                 Amendment No. 10 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(xi)                Amendment No. 11 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(xii)               Amendment No. 12 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(4)(xiii)              Amendment No. 13 to Amended and Restated Distribution
                          Agreement with respect to Class E shares is filed
                          herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5) Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors
                          Distribution Company with respect to
                          Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(i)                 Amendment No. 1 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(ii)                Amendment No. 2 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(iii)               Amendment No. 3 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(iv)                Amendment No. 4 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(v)                 Amendment No. 5 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(vi)                Amendment No. 6 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(vii)               Amendment No. 7 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(viii)              Amendment No. 8 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares
                          is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(ix)                Amendment No. 9 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(x)                 Amendment No. 10 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(xi)                Amendment No. 11 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(xii)               Amendment No. 12 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(e)(5)(xiii)              Amendment No. 13 to Second Amended and Restated
                          Distribution Agreement with respect to Class C shares
                          is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(f)                       Form of Deferred Fee Agreement is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(f)(1)                    List of participants in Deferred Fee Agreement is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(g)(1)(i)                 Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(g)(1)(ii)                Custodian Agreement between Registrant and State
                          Street Bank and Trust Company is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(h)(1)(i)                 Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(1)(ii)                Transfer Agency and Service Agreement between
                          Registrant and Metropolitan Life Insurance Company is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(h)(2)(i)                 Deleted.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(2)(ii)                Administration Agreement between Registrant and State
                          Street Bank and Trust Company is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(i)                 Deleted.


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(ii)                Deleted.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(iii) Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory Corp. is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(iv)                Amendment No. 1 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(v)                 Amendment No. 2 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(vi)                Amendment No. 3 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(vii)               Amendment No. 4 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(viii)              Amendment No. 5 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(ix)                Amendment No. 6 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(x)                 Amendment No. 7 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(3)(xi)                Amendment No. 8 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xii)               Amendment No. 9 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xiii)              Amendment No. 10 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xiv)               Amendment No. 11 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xv)                Amendment No. 12 to Amended and Restated Expense
                          Limitation Agreement between Registrant and Met
                          Investors Advisory, LLC is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xvi)               Amendment No. 13 to Amended and Restated Expense
                          Limitation Agreement is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xvii)              Amendment No. 14 to Amended and Restated Expense
                          Limitation Agreement is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(h)(4)(xviii)             Amendment No. 15 to Amended and Restated Expense
                          Limitation Agreement is filed herein.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(i)(1)                    Opinion and Consent of Sullivan & Worcester LLP dated
                          October 23, 2000 is incorporated by reference to
                          Exhibit (i)(1) to the Registration Statement.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(i)(2)                    Opinion and Consent of Sullivan & Worcester LLP dated December 29, 2000 is incorporated by reference to Exhibit (i)(2) to Pre-Effective
                          Amendment No. 1.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
(i)(3)                    Opinion and Consent of Sullivan & Worcester LLP dated
                          July 23, 2001 is incorporated by reference to Exhibit
                          (i)(3) to Post-Effective Amendment No. 4.
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(i)(4)                    Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2002 is incorporated by reference to Exhibit (i)(4) to Post-Effective
                          Amendment No. 6.
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(i)(5)                    Opinion and Consent of Sullivan & Worcester LLP dated February 14, 2003 is incorporated by reference to Exhibit (i)(5) to Post-Effective
                          Amendment No. 9.
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(i)(6)                    Opinion and Consent of Sullivan & Worcester LLP dated
                          August 28, 2003 is incorporated by reference to
                          Exhibit (i)(6) to Post-Effective Amendment No. 11.
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(i)(7)                    Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2004 is incorporated by reference to Exhibit (i)(7) to Post-Effective
                          Amendment No. 13.
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(i)(8)                    Opinion and Consent of Sullivan & Worcester LLP dated
                          August 19, 2004 is incorporated by reference to
                          Exhibit (i)(8) to Post-Effective Amendment No. 15.
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(i)(9)                    Opinion and Consent of Sullivan & Worcester LLP dated February 15, 2005 is incorporated by reference to Exhibit (i)(9) to Post-Effective
                          Amendment No. 17.
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(i)(10)                   Opinion and Consent of Sullivan & Worcester LLP dated
                          June 24, 2005 is incorporated by reference to Exhibit
                          (i)(10) to Post-Effective Amendment No. 19.
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(i)(11)                   Opinion and Consent of Sullivan & Worcester LLP dated
                          August 12, 2005 is incorporated by reference to
                          Exhibit (i)(11) to Post-Effective Amendment No. 20.
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(i)(12)                   Opinion and Consent of Sullivan & Worcester LLP dated October 28, 2005 is incorporated by reference to Exhibit (i)(12) to Post-Effective
                          Amendment No. 21.
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(i)(13)                   Opinion and Consent of Sullivan & Worcester LLP dated January 31, 2006 is incorporated by reference to Exhibit (i)(13) to Post-Effective
                          Amendment No. 22.
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(i)(14)                   Opinion and Consent of Sullivan & Worcester LLP dated
                          August 15, 2006 is incorporated by reference to
                          Exhibit (i)(14) to Post-Effective Amendment No. 24.
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(i)(15)                   Opinion and Consent of Sullivan & Worcester LLP dated
                          August 16, 2007 is incorporated by reference to
                          Exhibit (i)(15) to Post-Effective Amendment No. 28.
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(i)(16)                   Opinion and Consent of Sullivan & Worcester LLP dated February 13, 2008 is incorporated by reference to Exhibit (i)(16) to Post-Effective
                          Amendment No. 29.
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(i)(17)                   Opinion and Consent of Sullivan & Worcester LLP dated
                          February 2, 2009 is incorporated by reference to Exhibit (i)(17) to Post-Effective Amendment No. 31.

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(j)(1)                    Deleted.

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(j)(2)                    Consent of Deloitte & Touche LLP is filed herein.

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(k)                       Not Applicable.
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(l)                       Not Applicable.
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(m)(1)                    Distribution Plan Pursuant to Rule 12b-1 for the
                          Registrant's Class B shares is filed herein.

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(m)(2)                    Distribution Plan Pursuant to Rule 12b-1 for the
                          Registrant's Class E shares is filed herein.

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(m)(3)                    Distribution Plan Pursuant to Rule 12b-1 for the
                          Registrant's Class C shares is filed herein.

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----------------------------------------------------------------------------------------------------

(n)                       Plan Pursuant to Rule 18f-3 is filed herein.

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(o)                       Reserved
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(p)(1)                    Code of Ethics of Met Investors Series Trust, Met
                          Investors Advisory, LLC and MetLife Investors
                          Distribution Company is filed herein.

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(p)(2)                    Deleted.
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----------------------------------------------------------------------------------------------------

(p)(3)                    Code of Ethics of Lord, Abbett & Co. is filed herein.

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(p)(4)                    Deleted.
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(p)(5)                    Deleted.
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(p)(6)                    Code of Ethics of Janus Capital Management LLC is filed herein.

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(p)(7)                    Code of Ethics of OppenheimerFunds, Inc. is filed herein.

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(p)(8)                    Code of Ethics of Massachusetts Financial Services
                          Company is filed herein.

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(p)(9)                    Deleted.
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----------------------------------------------------------------------------------------------------

(p)(10)                   Code of Ethics of Pacific Investment Management
                          Company LLC is filed herein.

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(p)(11)                   Deleted.
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----------------------------------------------------------------------------------------------------

(p)(12)                  Code of Ethics of AIM Management Group, Inc. is filed herein.

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(p)(13)                  Deleted.
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----------------------------------------------------------------------------------------------------

(p)(14)                  Code of Ethics of Third Avenue Management, LLC is filed herein.

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(p)(15)                  Code of Ethics of T. Rowe Price Associates, Inc. is filed herein.

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----------------------------------------------------------------------------------------------------

(p)(16)                  Code of Ethics of Harris Associates L.P. is filed herein.

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(p)(17)                  Deleted.
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----------------------------------------------------------------------------------------------------

(p)(18)                  Code of Ethics of Turner Investment Partners, Inc. is filed herein.

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(p)(19)                  Code of Ethics of Goldman Sachs Investment Management,
                         L.P. is incorporated by reference to Exhibit (p)(19)
                         to Post-Effective Amendment No. 30.
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----------------------------------------------------------------------------------------------------

(p)(20)                  Code of Ethics of RCM Capital Management LLC is filed herein.

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----------------------------------------------------------------------------------------------------

(p)(21)                  Code of Ethics of Morgan Stanley Asset Management,
                         Inc. is filed herein.

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(p)(22)                  Deleted.
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(p)(23)                  Code of Ethics of Legg Mason Capital Management, Inc. is filed herein.

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(p)(24)                  Code of Ethics of Batterymarch Financial Management,
                         Inc. is filed herein.

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(p)(25)                  Deleted.
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(p)(26)                  Deleted.
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(p)(27)                  Code of Ethics of Pioneer Investment Management, Inc. is filed herein.

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(p)(28)                  Code of Ethics of Dreman Value Management LLC is
                         incorporated by reference to Exhibit (p)(28) to
                         Post-Effective Amendment No. 23.
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(p)(29)                  Code of Ethics of Loomis, Sayles & Co., L.P. is filed herein.

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(p)(30)                  Deleted.
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(p)(31)                  Code of Ethics of Lazard Asset Management LLC is filed herein.

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(p)(32)                  Code of Ethics of ClearBridge Advisors, LLC is
                         incorporated by reference to Exhibit (p)(32) to
                         Post-Effective Amendment No. 30.
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(p)(33)                  Code of Ethics of BlackRock Advisors, LLC. and
                         BlackRock Financial Management, Inc. is filed herein.

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(p)(34)                  Code of Ethics of Legg Mason Global Allocation Group,
                         LLC is incorporated by reference to Exhibit (p)(34) to
                         Post-Effective Amendment No. 26.
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(p)(35)                  Code of Ethics of Rainier Investment Management, Inc. is filed herein.

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(p)(36)                  Code of Ethics of Franklin Templeton Investments is filed herein.

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(p)(37)                  Code of Ethics of ING Clarion Real Estate Securities
                         L.P. is filed herein.

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(p)(38) Code of Ethics of SSgA Funds Management, Inc. is incorporated by reference to Exhibit (p)(38) to Post-Effective Amendment No. 31.

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(q)                      Powers of Attorney are incorporated by reference to
                         Exhibit (q) to Pre-Effective Amendment No. 1,
                         Post-Effective Amendments No. 2, No. 9, No. 28 and No. 30.
----------------------------------------------------------------------------------------------------


Item 29.                 Persons Controlled by or Under Common Control with Registrant


         As of the effective date of this Post-Effective Amendment, the separate accounts of Metropolitan Life Insurance Company, MetLife Investors USA Insurance
Company, MetLife Investors Insurance Company, First MetLife Investors Insurance
Company, New England Financial Life Insurance Company, General American Life
Insurance Company, MetLife Insurance Company of Connecticut control the
Registrant by virtue of their ownership of substantially all of the Registrant's outstanding shares. Each such insurance company, other than Metropolitan Life
Insurance Company, is a wholly-owned indirect subsidiary of Metropolitan Life
Insurance Company. Each insurance company is a wholly-owned direct or indirect subsidiary of MetLife, Inc.


Item 30. Indemnification


         Reference is made to the following documents:

                  Agreement and Declaration of Trust, as filed as Exhibit (a)(1) hereto;

                  By-Laws as filed as Exhibit 2 hereto;

                  Form of Participation Agreement between Registrant, Met
                  Investors Advisory, LLC, and a participating insurance company as filed as Exhibit (e)(1) hereto;

                  Form of Participation Agreement among Registrant, Met
                  Investors Advisory, LLC, American Funds Insurance Series,
                  Capital Research and Management Company, MetLife Investors USA
                  Insurance Company, MetLife Investors Insurance Company and
                  First MetLife Investors Insurance Company as filed as Exhibit
                  (e)(1)(i) hereto; and

                  Form of Participation Agreement among Registrant, American
                  Funds Insurance Series, Capital Research and Management
                  Company and MetLife Investors USA Insurance Company as filed as Exhibit (e)(1)(ii) hereto.

         Insofar as indemnification for liabilities arising under the Securities
Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31. Business and Other Connections of the Investment Adviser

         See "Management of the Trust" in the Prospectus and "Officers and Trustees" in the Statement of Additional Information for information regarding
MetLife Advisers, LLC (the "Manager"). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Manager, reference is made to the Manager's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-10079).


         With respect to information regarding the Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisers, reference is made to the current
Form ADVs of the Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

Lord, Abbett & Co. LLC                                          OppenheimerFunds, Inc.
         File No. 801-6997                                              File No. 801-8253
Pacific Investment Management Company LLC                       Massachusetts Financial Services Company
         File No. 801-48187                                             File No. 801-17352
AIM Advisors, Inc.                                           Harris Associates L.P.
         File No. 801-12313                                          File No. 801-50333
Third Avenue Management LLC                                     T. Rowe Price Associates, Inc.
         File No. 801-27792                                             File No. 801-856
Turner Investment Partners, Inc.                                RCM Capital Management LLC
           File No. 801-36220                                              File No. 801-56308
Goldman Sachs Asset Management, L.P.                         Van Kampen Asset Management
           File No. 801-37591                                           File No. 801-1669
Janus Capital Management LLC                                    Legg Mason Capital Management, Inc.
             File No. 801-13991                                            File No. 801-18115
Batterymarch Financial Management, Inc.                         ING Clarion Global Real Estate Securities L.P.
           File No. 801-48035                                              File No. 801-49083

Loomis, Sayles & Company, L.P.                               Dreman Value Management LLC
           File No. 801-170                                             File No. 801-54255
Pioneer Investment Management, Inc.                             Lazard Asset Management LLC
           File No. 801-8255                                               File No. 801-61701
ClearBridge Advisors, LLC                                       BlackRock Advisors, LLC
           File No. 801-64710                                              File No. 801-47710
Rainier Investment Management, Inc.                          BlackRock Financial Management, Inc.
           File No. 801-35638                                           File No. 801-48433
SSgA Funds Management, Inc.                                  Franklin Mutual Advisers, LLC
           File No. 801-60103                                           File No. 801-53068
                                                             Templeton Global Advisors Limited
                                                                        File No. 801-42343
                                                             Franklin Advisers, Inc.
                                                                        File No. 801-26292


Item 32. Principal Underwriter


                  (a) MetLife Investors Distribution Company is the principal underwriter for the following management investment companies (other than the Registrant) and separate accounts:

         Metropolitan Series Fund, Inc.

         MIG Group (MetLife Investors Insurance Company, MetLife Investors USA
         Insurance Company, First MetLife Investors Insurance Company):
                  MetLife Investors USA Separate Account A
                  MetLife Investors USA Variable Life Account A
                  MetLife Investors Variable Annuity Account One
                  MetLife Investors Variable Annuity Account Five
                  MetLife Investors Variable Life Account One
                  MetLife Investors Variable Life Account Five
                  First MetLife Investors Variable Annuity Account One


         GALIC (General American Life Insurance Company):
                  General American Separate Account Eleven
                  General American Separate Account Twenty-Eight
                  General American Separate Account Twenty-Nine
                  General American Separate Account Two


         MICC     (MetLife Investors Insurance Company of Connecticut):
                  MetLife of CT Separate Account QPN for Variable Annuities
                  MetLife of CT Fund UL for Variable Life Insurance
                  MetLife of CT Fund UL III for Variable Life Insurance
                  MetLife of CT Separate Account Eleven for Variable Annuities

         MLIC     (Metropolitan Life Insurance Company):
                  Metropolitan Life Variable Annuity Separate Account I
                  Metropolitan Life Variable Annuity Separate Account II
                  Metropolitan Life Separate Account E
                  Metropolitan Life Separate Account UL
                  Paragon Separate Account A
                  Paragon Separate Account B
                  Paragon Separate Account C
                  Paragon Separate Account D
                  Security Equity Separate Account Twenty-Six
                  Security Equity Separate Account Twenty-Seven

         MTL      (Metropolitan Tower Life Insurance Company):
                  Metropolitan Tower Life Separate Account One
                  Metropolitan Tower Life Separate Account Two


                  (b)      Officers and Directors of MetLife Investors Distribution Company



                                           Positions and Offices With Principal    Positions and Offices With Registrant
            Name and Principal                           Underwriter
            Business Address
            -----------------             -------------------------------------   --------------------------------------
            Paul A. Sylvester                    President, National Sales
                                                  Manager-Annuities & LTC
           Elizabeth M. Forget             Executive Vice President, Investment             President, Trustee
                                               Fund Management & Marketing
             Paul A. LaPiana                Executive Vice President, National
                                                    Sales Manager-Life
           Richard C. Pearson               Executive Vice President, General           Vice President, Secretary
                                                    Counsel, Secretary
           Douglas P. Rodgers            Senior Vice President, Channel Head-LTC
             Curtis Wohlers                   Senior Vice President, Channel
                                                      Head-Planners
              Andrew Aiello                Senior Vice President, Distribution
                                              Head-National Accounts Channel
             Jeffrey A. Barker              Senior Vice President, Channel Head -
                                                    Independent Accounts
              John C. Kennedy               Senior Vice President, National Sales
                                              Manager, Bank and Broker/Dealer
           Eric T. Steigerwalt                          Treasurer
             Jay S. Kaduson                       Senior Vice President
          Debora L. Buffington            Vice President, Director of Compliance
             Peter Gruppuso                 Vice President and Chief Financial
                                                         Officer
           Jeffrey L. Bernier                         Vice President
              David DeCarlo                           Vice President
               Paul M. Kos                            Vice President
            Deron J. Richens                          Vice President
            Cathy Sturdivant                          Vice President
            Paulina Vakouros                          Vice President
               James Allen                       Assistant Vice President
              Leo R. Brown                       Assistant Vice President
           Gregory M. Harrison                   Assistant Vice President
           Jonnie L. Crawford                      Assistant Secretary
             James W. Koeger                       Assistant Treasurer
           Michael K. Farrell                             Director
           William J. Toppeta                            Director
            Craig W. Markham                     Director, Vice President

         The principal business address of each officer and director is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         (c)      Inapplicable


Item 33. Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at 5 Park Plaza, Suite 1900, Irvine, California 92614 as well as at the offices of its manager, investment advisers and administrator: MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116; Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302; Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660; RCM Capital Management LLC, Four Embarcadero Center, Suite 2900, San Francisco, California 94111, Morgan Stanley Asset Management, Inc. 1221 Avenue of the Americas, New York, New York 10020; OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10218; AIM Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046; Harris Associates L.P., Two North La Salle Street, Suite 500, Chicago, Illinois 60602; Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017; T. Rowe Price Associates Inc., 100 E. Pratt Street, Baltimore, MD 21202; Turner Investment Partners, Inc., 1205 Westlakes Dr., Suite 100, Berwyn, PA 19312; Goldman Sachs Asset Management, L.P., 32 Old Slip, New York, New York 10005; Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202; Batterymarch Financial Management, Inc., Two Hundred Clarendon Street, Boston, Massachusetts, 02116; Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111; Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109; BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022; BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809; Dreman Value Management LLC, 520 East Cooper Avenue, Aspen, Colorado 81611-9725; Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300; ClearBridge Advisors, LLC and Legg Mason Global Allocation Group, LLC, 399 Park Avenue, New York, New York 10022, Rainier Investment Management, Inc., 601 Union Street, Seattle, WA 98101; Templeton Global Advisors Limited, Lyford Cay, Nassau Bahamas; Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078; Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403; ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Road, Radnor, PA 19087 and Bank and Trust Company, 2 Avenue de LafayetteSSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of Metropolitan Life Insurance company, 501 Boylston Street, Boston, Massachusetts 02116, the Registrant's transfer agent and at the main office of State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, the Registrant's dividend disbursing agent and custodian.

Item 34. Management Services


                  None


Item 35. Undertakings


                  Inapplicable

                                SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant, MET INVESTORS SERIES TRUST, has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Irvine, State of California on the 30th day of April, 2009.



                                                 MET INVESTORS SERIES TRUST
                                                          Registrant


                                                 By: /s/Elizabeth M. Forget
                                               -------------------------------
                                                        Elizabeth M. Forget
                                                        President



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.




Signature                                          Title                                  Date
/s/Elizabeth M. Forget                             President (principal executive      April 30, 2009
----------------------                             officer, Trustee
Elizabeth M. Forget

/s/Jeffrey A. Tupper                               Chief Financial Officer and         April 30, 2009
--------------------                               Treasurer
Jeffrey A. Tupper                                  principal financial and
                                                   accounting officer)


/s/Stephen M. Alderman*                            Trustee                             April 30, 2009
-----------------------
Stephen M. Alderman

/s/Jack R. Borsting*                               Trustee                             April 30, 2009
--------------------
Jack R. Borsting

/s/ Robert Boulware*                               Trustee                             April 30, 2009
--------------------
Robert Boulware

/s/Daniel A. Doyle*                                Trustee                             April 30, 2009
-------------------
Daniel A. Doyle

/s/ Susan C. Gause*                                Trustee                             April 30, 2009
-------------------
Susan C. Gause

/s/Dawn M. Vroegop*                                Trustee                             April 30, 2009
-------------------
Dawn M. Vroegop



* By: /s/Robert N. Hickey
      ------------------------------
         Robert N. Hickey
         Attorney-in-fact


                                                  EXHIBIT INDEX

Exhibit                             Item
------                              ----------
        (d)(1)                   Management Agreement between Registrant
                                 and Met Investors Advisory Corp.
        (d)(1)(i)                Amendment No. 1 to Management Agreement
        (d)(1)(ii)               Amendment No. 2 to Management Agreement
        (d)(1)(iii)              Amendment No. 3 to Management Agreement
        (d)(1)(iv)               Amendment No. 4 to Management Agreement
        (d)(1)(v)                Amendment No. 5 to Management Agreement
        (d)(1)(vi)               Amendment No. 6 to Management Agreement
        (d)(1)(vii)              Amendment No. 7 to Management Agreement
        (d)(1)(viii)             Amendment No. 8 to Management Agreement
        (d)(1)(ix)               Amendment No. 9 to Management Agreement
        (d)(1)(x)                Amendment No. 10 to Management Agreement
        (d)(1)(xi)               Amendment No. 11 to Management Agreement
        (d)(1)(xii)              Amendment No. 12 to Management Agreement
        (d)(1)(xiii)             Amendment No. 13 to Management Agreement
        (d)(1)(xiv)              Amendment No. 14 to Management Agreement
        (d)(1)(xv)               Amendment No. 15 to Management Agreement
        (d)(1)(xvi)              Amendment No. 16 to Management Agreement
        (d)(1)(xvii)             Amendment No. 17 to Management Agreement
        (d)(1)(xviii)            Amendment No. 18 to Management Agreement
        (d)(1)(xix)              Amendment No. 19 to the Management Agreement
        (d)(1)(xx)               Amendment No. 20 to the Management Agreement
        (d)(1)(xxi)              Amendment No. 21 to the Management Agreement
        (d)(1)(xxii)             Amendment No. 22 to the Management Agreement
        (d)(1)(xxiii)            Amendment No. 23 to the Management Agreement
        (d)(1)(xxiv)             Amendment No. 24 to the Management Agreement
        (d)(1)(xxv)              Amendment No. 25 to the Management Agreement
        (d)(1)(xxvi)             Amendment No. 26 to the Management Agreement
        (d)(1)(xxvii)            Amendment No. 27 to the Management Agreement
        (d)(1)(xxviii)           Amendment No. 28 to the Management Agreement
        (d)(1)(xxix)             Amendment No. 29 to the Management Agreement
        (d)(1)(xxx)              Amendment No. 30 to Management Agreement
        (d)(1)(xxxi)             Amendment No. 31 to Management Agreement
        (d)(1)(xxxii)            Amendment No. 32 to Management Agreement
        (d)(1)(xxxiii)           Amendment No. 33 to Management Agreement
        (d)(7)                   Investment Advisory Agreement between Lord, Abbett & Co. and Met
                                 Investors Advisory Corp. with respect to the Lord Abbett Bond Debenture
                                 Portfolio
        (d)(7)(i)                Amendment No. 1 to Investment Advisory Agreement with respect to Lord
                                 Abbett Bond Debenture Portfolio
        (d)(7)(ii)               Amendment No. 2 to Investment Advisory Agreement with respect to Lord
                                 Abbett Bond Debenture Portfolio
        (d)(7)(iii)              Amendment No. 3 to Investment Advisory Agreement with respect to Lord
                                 Abbett Bond Debenture Portfolio
        (d)(8)                   Investment Advisory Agreement between Lord, Abbett & Co. and Met
                                 Investors Advisory Corp. with respect to the Lord Abbett Mid-Cap Value
                                 Portfolio
        (d)(8)(i)                Amendment No. 1 to Investment Advisory Agreement with respect to Lord
                                 Abbett Mid-Cap Value Portfolio
        (d)(8)(ii)               Amendment No. 2 to Investment Advisory Agreement with respect to Lord
                                 Abbett Mid-Cap Value Portfolio
        (d)(10)                  Investment Advisory Agreement between Lord, Abbett & Co. and Met
                                 Investors Advisory Corp. with respect to the Lord Abbett Growth and
                                 Income Portfolio
        (d)(10)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Lord
                                 Abbett Growth and Income Portfolio
        (d)(10)(ii)              Amendment No. 2 to Investment Advisory Agreement with respect to Lord
                                 Abbett Growth and Income Portfolio
        (d)(10)(iii)             Amendment No. 3 to Investment Advisory Agreement with respect to Lord
                                 Abbett Growth and Income Portfolio
        (d)(18)                  Investment Advisory Agreement between Pacific Investment Management
                                 Company LLC and Met Investors Advisory Corp. with respect to the PIMCO
                                 Total Return Portfolio
        (d)(18)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO
                                 Total Return Portfolio
        (d)(18)(ii)              Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO
                                 Total Return Fund
        (d)(18)(iii)             Amendment No. 3 to Investment Advisory Agreement with respect to PIMCO
                                 Total Return Fund
        (d)(20)(ii)              Investment Advisory Agreement between RCM Capital Management LLC and Met
                                 Investors Advisory, LLC with respect to RCM Global Technology Portfolio
                                 (currently known as RCM Technology Portfolio)
        (d)(20)(iii)             Amendment No. 1 to Investment Advisory Agreement with respect to RCM
                                 Technology Portfolio
        (d)(22)                  Investment Advisory Agreement between Massachusetts Financial Services
                                 Company and Met Investors Advisory Corp. with respect to the MFS(R)
                                 Research International Portfolio
        (d)(22)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to MFS(R)
                                 Research International Portfolio
        (d)(24)                  Investment Advisory Agreement between
                                 OppenheimerFunds, Inc. and Met Investors
                                 Advisory Corp. with respect to the Oppenheimer
                                 Capital Appreciation Portfolio
        (d)(24)(i)               Amendment No. 1 to Investment Advisory
                                 Agreement with respect to Oppenheimer Capital
                                 Appreciation Portfolio
        (d)(24)(ii)              Amendment No. 2 to Investment Advisory
                                 Agreement with respect to Oppenheimer Capital
                                 Appreciation Portfolio
        (d)(25)                  Investment Advisory Agreement between AIM
                                 Advisors, Inc. and Met Investors Advisory Corp.
                                 with respect to the Met/AIM Small Cap Growth
                                 Portfolio
        (d)(25)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to the
                                 Met/AIM Small Cap Growth Portfolio
        (d)(25)(ii)              Amendment No. 2 to Investment Advisory Agreement with respect to Met/AIM
                                 Small Cap Growth Portfolio
        (d)(25)(iii)             Amendment No. 3 to Investment Advisory Agreement with respect to the
                                 Met/AIM Small Cap Growth Portfolio
        (d)(28)                  Investment Advisory Agreement between EQSF Advisers, Inc. (currently known as Third Avenue Management LLC) and Met Investors Advisory, LLC
                                 with respect to the Third Avenue Small Cap Value Portfolio
        (d)(28)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Third
                                 Avenue Small Cap Value Portfolio
        (d)(28)(ii)              Amendment No. 2 to Investment Advisory Agreement with respect to Third
                                 Avenue Small Cap Value Portfolio
        (d)(29)                  Investment Advisory Agreement between Harris Associates L.P. and Met
                                 Investors Advisory, LLC with respect to the Harris Oakmark International
                                 Portfolio
        (d)(29)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Harris
                                 Oakmark International Portfolio
        (d)(29)(ii)              Amendment No. 2 to Investment Advisory Agreement with respect to Harris
                                 Oakmark International Portfolio
        (d)(29)(iii)             Amendment No. 3 to Investment Advisory Agreement with respect to Harris
                                 Oakmark International Portfolio
        (d)(31)                  Investment Advisory Agreement between T. Rowe Price Associates, Inc. and
                                 Met Investors Advisory, LLC with respect to T. Rowe Price Mid-Cap Growth
                                 Portfolio
        (d)(31)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to T. Rowe
                                 Price Mid-Cap Growth Portfolio
        (d)(33)                  Investment Advisory Agreement between Pacific Investment Management
                                 Company LLC and Met Investors Advisory, LLC with respect to PIMCO
                                 Inflation Protected Bond Portfolio
        (d)(33)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO
                                 Inflation Protected Bond Portfolio
        (d)(33)(ii)              Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO
                                 Inflation Protected Bond Portfolio
        (d)(35)                  Investment Advisory Agreement between Turner Investment Partners, Inc.
                                 and Met Investors Advisory, LLC with respect to Turner Mid Cap Growth
                                 Portfolio
        (d)(35)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Turner
                                 Mid Cap Growth Portfolio
        (d)(36)                  Investment Advisory Agreement between Goldman Sachs Asset Management,
                                 L.P. and Met Investors Advisory, LLC with respect to Goldman Sachs Mid
                                 Cap Value Portfolio
        (d)(36)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Goldman
                                 Sachs Mid Cap Value Portfolio
        (d)(37)                  Management Agreement between Registrant and Met Investors Advisory, LLC with respect to MetLife Defensive Strategy, MetLife Moderate Strategy,
                                 MetLife Balanced Strategy, MetLife Growth Strategy and MetLife
                                 Aggressive Strategy Portfolios
        (d)(37)(i)               Amendment No. 1 to Management Agreement
        (d)(37)(ii)              Amendment No. 2 to Management Agreement with
                                 respect to Met/Franklin Templeton Founding
                                 Strategy Portfolio, American Funds Balanced
                                 Allocation Portfolio, American Funds Growth
                                 Allocation Portfolio and American Funds
                                 Moderate Allocation Portfolio
        (d)(38)                  Investment Advisory Agreement between Morgan
                                 Stanley Asset Management
                                 and Met Investors Advisory, LLC with respect to the Van Kampen Comstock
                                 Portfolio
        (d)(38)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Van
                                 Kampen Comstock Portfolio
        (d)(41)                  Investment Advisory Agreement between Legg Mason Capital Management,
                                 Inc. and Met Investors Advisory, LLC with respect to the Legg Mason
                                 Value Equity Portfolio
        (d)(41)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to the
                                 Legg Mason Value Equity Portfolio
        (d)(42)                  Investment Advisory Agreement between AIM Capital Management, Inc. and
                                 Met Investors Advisory LLC with respect to the Met/AIM Capital
                                 Appreciation Portfolio
        (d)(43)                  Investment Advisory Agreement between Batterymarch Financial Management,
                                 Inc. and Met Investors Advisory, LLC with respect to the Batterymarch
                                 Growth and Income Portfolio
        (d)(48)                  Investment Advisory Agreement between Pioneer Investment Management,
                                 Inc. and Met Investors Advisory, LLC with respect to the Pioneer Fund
                                 Portfolio
        (d)(48)(i)               Amendment No. 1 with respect to Pioneer Fund Portfolio
        (d)(49)                  Investment Advisory Agreement between Pioneer Investment Management,
                                 Inc. and Met Investors Advisory LLC with respect to the Pioneer
                                 Strategic Income Portfolio
        (d)(49)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Pioneer
                                 Strategic Income Portfolio
        (d)(51)                  Investment Advisory Agreement between Dreman Value Management LLC and
                                 Met Investors Advisory, LLC with respect to the Dreman Small-Cap Value
                                 Portfolio
        (d)(51)(i)               Amendment No. 1 to Investment Advisory Agreement with respect to Dreman
                                 Small-Cap Value Portfolio
        (d)(52)(a)               Investment Advisory Agreement between Western Asset Management Company and Met Investors Advisory, LLC with respect to the Legg Mason Partners
                                 Managed Assets Portfolio
        (d)(52)(b)               Investment Advisory Agreement between Batterymarch Financial Management,
                                 Inc. and Met Investors Advisory, LLC with respect to the Legg Mason
                                 Partners Managed Assets Portfolio
        (d)(52)(c)               Investment Advisory Agreement between CAM North American LLC and Met
                                 Investors Advisory, LLC with respect to the Legg Mason Partners Managed
                                 Assets Portfolio
        (d)(52)(d)               Investment Advisory Agreement between Legg Mason Global Asset
                                 Allocation, LLC and Met Investors Advisory, LLC with respect to the Legg
                                 Mason Partners Managed Assets Portfolio
        (d)(53)                  Investment Advisory Agreement between Massachusetts Financial Services
                                 Company and Met Investors Advisory, LLC with respect to the MFS(R)
                                 Emerging Markets Equity Portfolio
        (d)(54)                  Investment Advisory Agreement between Loomis, Sayles & Company, L.P. and
                                 Met Investors Advisory, LLC with respect to the Loomis Sayles Global
                                 Markets Portfolio
        (d)(55)                  Investment Advisory Agreement between Janus
                                 Capital Management LLC and Met Investors
                                 Advisory, LLC with respect to the Janus Capital
                                 Appreciation Portfolio (currently known as
                                 Janus Forty Portfolio)
        (d)(56)                  Investment Advisory Agreement between Lazard
                                 Asset Management LLC and Met Investors
                                 Advisory, LLC with respect to the Lazard
                                 Mid-Cap Portfolio
        (d)(60)                  Investment Advisory Agreement between Morgan
                                 Stanley Asset Management
                                 and Met Investors Advisory, LLC with respect to the Van Kampen Mid-Cap
                                 Growth Portfolio
        (d)(61)                  Investment Advisory Agreement between CAM North America, LLC
                                 (ClearBridge Advisors LLC) and Met Investors Advisory, LLC with respect to the Legg Mason Aggressive Growth Portfolio (currently known as Legg
                                 Mason Partners Aggressive Growth Portfolio)
        (d)(62)                  Investment Advisory Agreement between BlackRock Financial Management,
                                 Inc. and Met Investors Advisory, LLC with respect to the BlackRock High
                                 Yield Portfolio
        (d)(63)                  Investment Advisory Agreement between BlackRock Advisors, LLC and Met
                                 Investors Advisory, LLC with respect to the BlackRock Large-Cap Core
                                 Portfolio
        (d)(64)                  Investment Advisory Agreement between Rainier Investment Management,
                                 Inc. and Met Investors Advisory LLC with respect to the Rainier Large
                                 Cap Equity Portfolio
        (d)(65)                  Investment Advisory Agreement between Franklin Mutual Advisers, LLC and
                                 Met Investors Advisory, LLC with respect to the Met/Franklin Mutual
                                 Shares Portfolio
        (d)(66)                  Investment Advisory Agreement between Templeton Global Advisors Limited and Met Investors Advisory, LLC with respect to the Met/Templeton Growth
                                 Portfolio
        (d)(67)                  Investment Advisory Agreement between Franklin Advisers, Inc. and Met
                                 Investors Advisory, LLC with respect to the Met/Franklin Income
                                 Portfolio
        (d)(68)                  Investment Advisory Agreement between ING Clarion Real Estate Securities
                                 L.P. and Met Investors Advisory, LLC with respect to the Clarion Global
                                 Real Estate Portfolio

        (d)(69)                  Investment Advisory Agreement between SSgA
                                 Funds Management, Inc. and Met Investors
                                 Advisory, LLC with respect to the SSgA Growth and Income ETF Portfolio
        (d)(70)                  Investment Advisory Agreement between SSgA
                                 Funds Management, Inc. and Met Investors
                                 Advisory, LLC with respect to the SSgA Growth
                                 ETF Portfolio

        (d)(71)                  Investment Advisory Agreement between Franklin
                                 Advisers, Inc. and Met
                                 Investors Advisory, LLC with respect to the Met/Templeton International
                                 Bond Portfolio
        (e)(1)                   Participation Agreement
        (e)(1)(i)                Participation Agreement with respect to American Funds Insurance Series
        (e)(1)(ii)               Participation Agreement with respect to American Funds Insurance Series
        (e)(2)                   Second Amended and Restated Distribution Agreement between the
                                 Registrant and MetLife Investors Distribution Company with respect to the Class A shares
        (e)(2)(i)                Amendment No. 1 to Second Amended and Restated Distribution Agreement
                                 with respect to the Class A shares
        (e)(2)(ii)               Amendment No. 2 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(iii)              Amendment No. 3 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(iv)               Amendment No. 4 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(v)                Amendment No. 5 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(vi)               Amendment No. 6 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(vii)              Amendment No. 7 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(viii)             Amendment No. 8 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(ix)               Amendment No. 9 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(x)                Amendment No. 10 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(xi)               Amendment No. 11 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(xii)              Amendment No. 12 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(2)(xiii)             Amendment No. 13 to Second Amended and Restated Distribution Agreement
                                 with respect to Class A shares
        (e)(3)                   Second Amended and Restated Distribution Agreement between the
                                 Registrant and MetLife Investors Distribution Company with respect to the Class B shares
        (e)(3)(i)                Amendment No. 1 to Second Amended and Restated Distribution Agreement
                                 with respect to the Class B shares
        (e)(3)(ii)               Amendment No. 2 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(iii)              Amendment No. 3 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(iv)               Amendment No. 4 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(v)                Amendment No. 5 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(vi)               Amendment No. 6 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(vii)              Amendment No. 7 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(viii)             Amendment No. 8 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(ix)               Amendment No. 9 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(x)                Amendment No. 10 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(xi)               Amendment No. 11 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(xii)              Amendment No. 12 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(3)(xiii)             Amendment No. 13 to Second Amended and Restated Distribution Agreement
                                 with respect to Class B shares
        (e)(4)                   Amended and Restated Distribution Agreement between the Registrant and
                                 MetLife Investors Distribution Company with respect to the Class E shares
        (e)(4)(i)                Amendment No. 1 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(ii)               Amendment No. 2 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(iii)              Amendment No. 3 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(iv)               Amendment No. 4 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(v)                Amendment No. 5 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(vi)               Amendment No. 6 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(vii)              Amendment No. 7 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(viii)             Amendment No. 8 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(ix)               Amendment No. 9 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(x)                Amendment No. 10 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(xi)               Amendment No. 11 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(xii)              Amendment No. 12 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(4)(xiii)             Amendment No. 13 to Amended and Restated Distribution Agreement with respect to Class E shares
        (e)(5)                   Second Amended and Restated Distribution Agreement between the
                                 Registrant and MetLife Investors Distribution Company with respect to
                                 Class C shares
        (e)(5)(i)                Amendment No. 1 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(ii)               Amendment No. 2 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(iii)              Amendment No. 3 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(iv)               Amendment No. 4 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(v)                Amendment No. 5 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(vi)               Amendment No. 6 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(vii)              Amendment No. 7 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(viii)             Amendment No. 8 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(ix)               Amendment No. 9 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(x)                Amendment No. 10 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(xi)               Amendment No. 11 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(xii)              Amendment No. 12 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (e)(5)(xiii)             Amendment No. 13 to Second Amended and Restated Distribution Agreement
                                 with respect to Class C shares
        (f)                      Form of Deferred Fee Agreement
        (f)(1)                   List of participants in Deferred Fee Agreement
        (g)(1)(ii)               Custodian Agreement between Registrant and
                                 State Street Bank and Trust Company
        (h)(1)(ii)               Transfer Agency and Service Agreement between
                                 Registrant and
                                 Metropolitan Life Insurance Company
        (h)(2)(ii)               Administration Agreement between Registrant and State Street Bank and
                                 Trust Company
        (h)(3)(iii)              Amended and Restated Expense Limitation Agreement between Registrant and
                                 Met Investors Advisory Corp.
        (h)(3)(iv)               Amendment No. 1 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(v)                Amendment No. 2 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(vi)               Amendment No. 3 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(vii)              Amendment No. 4 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(viii)             Amendment No. 5 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(ix)               Amendment No. 6 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(x)                Amendment No. 7 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(3)(xi)               Amendment No. 8 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(4)(xii)              Amendment No. 9 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(4)(xiii)             Amendment No. 10 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(4)(xiv)              Amendment No. 11 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(4)(xv)               Amendment No. 12 to Amended and Restated Expense Limitation
                                 Agreement between Registrant and Met Investors Advisory, LLC
        (h)(4)(xvi)              Amendment No. 13 to Amended and Restated Expense Limitation Agreement
        (h)(4)(xvii)             Amendment No. 14 to Amended and Restated Expense
                                 Limitation Agreement
        (h)(4)(xviii)            Amendment No. 15 to Amended and Restated Expense Limitation Agreement
        (j)(2)                   Consent of Deloitte & Touche LLP
        (m)(1)                   Distribution Plan Pursuant to Rule 12b-1 for the Registrant's
                                 Class B shares
        (m)(2)                   Distribution Plan Pursuant to Rule 12b-1 for the Registrant's
                                 Class E shares
        (m)(3)                   Distribution Plan Pursuant to Rule 12b-1 for the Registrant's
                                 Class C shares
        (n)                      Plan Pursuant to Rule 18f-3
        (p)(1)                   Code of Ethics of Met Investors Series Trust, Met Investors
                                 Advisory, LLC and MetLife Investors Distribution Company
        (p)(3)                   Code of Ethics of Lord, Abbett & Co.
        (p)(6)                   Code of Ethics of Janus Capital Management LLC
        (p)(7)                   Code of Ethics of Oppenheimer Funds
        (p)(8)                   Code of Ethics of Massachusetts Financial Services Company
        (p)(10)                  Code of Ethics of Pacific Investment Management Company LLC
        (p)(12)                  Code of Ethics of AIM Management Group, Inc.
        (p)(14)                  Code of Ethics of Third Avenue Management, LLC
        (p)(15)                  Code of Ethics of T. Rowe Price Associates, Inc.
        (p)(16)                  Code of Ethics of Harris Associates L.P.
        (p)(18)                  Code of Ethics of Turner Investment Partners, Inc.
        (p)(20)                  Code of Ethics of RCM Capital Management LLC
        (p)(21)                  Code of Ethics of Morgan Stanley Asset Management, Inc.
        (p)(23)                  Code of Ethics of Legg Mason Capital Management, Inc.
        (p)(24)                  Code of Ethics of Batterymarch Financial Management, Inc.
        (p)(27)                  Code of Ethics of Pioneer Investment Management, Inc.
        (p)(29)                  Code of Ethics of Loomis, Sayles & Co., L.P.
        (p)(31)                  Code of Ethics of Lazard Asset Management LLC
        (p)(33)                  Code of Ethics of BlackRock Advisors LLC
        (p)(35)                  Code of Ethics of Rainier Investment Management, Inc.
        (p)(36)                  Code of Ethics of Franklin Templeton Investments
        (p)(37)                  Code of Ethics of ING Clarion Real Estate Securities L.P.

